                                                                    EXHIBIT 10.1

STATE OF CALIFORNIA

STANDARD AGREEMENT -- APPROVED BY THE                CONTRACT NUMBER     AM. NO.
STD.2(REV.5-91)       ATTORNEY GENERAL               95-23637
                                                     TAXPAYER'S FEDERAL
                                                     EMPLOYER IDENTIFICATION NO.
                                                     33-0342719

THIS AGREEMENT, made and entered into this 2nd day of April, 1996 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE      AGENCY
Chief, Program Support Branch          Department of Health Services,
                                       hereafter called the State, and

CONTRACTOR'S NAME
Molina Medical Centers, hereafter called the Contract:

WTTNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter express does hereby agree to furnish to the State services and materials as follows: (Set forth service to be rendered by Contractor, amount to be paid Contract time for performance or completion, and attach plans and specifications, if any.)

                              ARTICLE 1 - PREAMBLE

     This Contract is entered into under the provisions of Section 14087.3, Welfare and Institutions (W&I) Code.

     WHERE AS, it is the best interest of all parties to enter into this Contract,

     NOW THEREFORE, this contract is amended as follows:

                                                                          [SEAL]

CONTINUED ON 125 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

  The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

-------------------------------------------------------------------------------------------------------------------------------
          STATE OF CALIFORNIA                                              CONTRACTOR
-------------------------------------------------------------------------------------------------------------------------------
AGENCY                                  CONTRACTOR (If other than an individual, state whether a corporation, partnership, etc.)
  Department of Health Service          Molina Medical Centers
-------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)               BY (AUTHORIZED SIGNATURE)
/s/                                     /s/
-------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING          PRINTED NAME AND TITLE OF PERSON SIGNING
  Edward E. Stahlberg                   John Molina, J.D. - Chief Administrative Officer
-------------------------------------------------------------------------------------------------------------------------------
TITLE                                   ADDRESS
  Chief, Program Support Branch         One Golden Shore, Long Beach, CA 90802
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS               PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE               Department of General
DOCUMENT                                Section 14157 W&I Code                   Care Deposit               Services Use Only
$ 32,080,630                  ----------------------------------------------------------------------      Exempt From PCC per
------------------------------          (OPTIONAL USE)                                                     W&I Code 14087.4
PRIOR AMOUNT ENCUMBERED FOR             Federal Cat. 93778 4260-101-001 & 890    50% Fed & 50% State
THIS CONTRACT                           ------------------------------------------------------------
$ -0-                                   ITEM                CHAPTER        STATUTE       FISCAL YEAR
------------------------------          4260-601-912          303           1995         1995-96
TOTAL AMOUNT ENCUMBERED TO              ------------------------------------------------------------
$ 32,080,630                            OBJECT OF EXPENDITURE (CODE AND TITLE)
                                                        N/A
----------------------------------------------------------------------------------------------------
I hereby certify upon my own personal   T.B.A. NO.          B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
----------------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/                                                        4/2/96
----------------------------------------------------------------------------------------------------

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE)

     1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontracters materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims losses accruing or resulting to any person, firm or corporation who may be injured or damaged by Contractor in the performance of this contract

     2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

     3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

     4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

     5. Time is of the essence in this agreement.

     6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

     7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

                                TABLE OF CONTENTS

ARTICLE I   -   PREAMBLE                                                   Pg  1

ARTICLE II  -   DEFINITIONS                                                Pg  2

ARTICLE III  GENERAL TERMS AND CONDITIONS                                  Pg 14

     3.1      Delegation of Authority                                      Pg 14
     3.2      Governing Authorities                                        Pg 14
     3.3      Authority of the State                                       Pg 15
     3.4      Fulfillment of Obligations                                   Pg 15
     3.5      Compliance with Protocols                                    Pg 16
     3.6      Equal Opportunity Employer                                   Pg 16
     3.7      Nondiscrimination Clause Compliance                          Pg.16
     3.8      Discrimination Prohibition                                   Pg 17
     3.9      Discrimination Complaints                                    Pg 18
     3.10     Membership Diversity                                         Pg 18
     3.11     Inspection Rights                                            Pg 18
     3.12     Notices                                                      Pg 19
     3.13     Contractor's National Labor Relations Board Declaration      Pg 19
     3.14     Term                                                         Pg 19
     3.15     Contract Extension                                           Pg 20

     3.16     Turnover and Phaseout Requirements                           Pg 20
     3.16.1   Objectives for Turnover and Phaseout Period                  Pg 20
     3.16.2   Turnover Requirements                                        Pg 21
     3.16.3   Phaseout Requirements                                        Pg 21
     3.16.4   Turnover and Phaseout Period                                 Pg 21

     3.17     Termination                                                  Pg 21
     3.17.1   Termination - State or Director                              Pg 21
     3.17.2   Termination - Contractor                                     Pg 22
     3.17.3   Mandatory Termination                                        Pg 22
     3.17.4   Termination of Obligations                                   Pg 23
     3.17.5   Notice to Members of Transfer of Care                        Pg 23

     3.18     Sanctions                                                    pg 23

     3.19     Liquidated Damages Provisions                                Pg 23
     3.19.1   General                                                      Pg 23

Molina Medical Centers                                                  95-23637
                                                                      Article VI

     3.19.2   Liquidated Damages for Violation of Contract Terms
              Regarding the Implementation Period                          Pg 25
     3.19.3   Liquidated Damages for Violation of Contract Terms or
              Regulations Regarding the Operations Period                  Pg 25
     3.19.4   Annual Medical Reviews                                       Pg 26
     3.19.5   Conditions for Termination of Liquidated Damages             Pg 26
     3.19.6   Severability of Individual Liquidated Damages Clauses        Pg 26

     3.20     Assignments                                                  Pg 26

     3.21     Disputes and Appeals                                         Pg 27
     3.21.1   Disputes Resolution by Negotiation                           Pg 27
     3.21.2   Notification of Dispute                                      Pg 27
     3.21.3   Contracting Officers Decision                                Pg 28
     3.21.4   Contractor Duty to Perform                                   Pg 29
     3.21.5   Waiver of Claims                                             Pg 29

     3.22     Enrollment                                                   Pg 29
     3.22.1   Enrollment - General                                         Pg 30
     3.22.2   Enrollment Totals                                            Pg 30
     3.22.3   Coverage                                                     Pg 30
     3.22.4   Enrollment Restriction                                       Pg 30
     3.22.5   Disenrollment                                                Pg 30

     3.23     Standards                                                    Pg 31
     3.24     Pharmaceutical Services and Prescribed Drugs                 Pg 32
     3.25     Facilities                                                   Pg 32
     3.26     Laboratory Certification                                     Pg 32

     3.27     Subcontracts                                                 Pg 33
     3.27.1   Knox-Keene and Regulations                                   Pg 33
     3.27.2   Subcontract Requirements                                     Pg 33
     3.27.3   Departmental Approval - Non-Federally Qualified HMOs         Pg 35
     3.27.4   Departmental Approval - Federally Qualified HMOs             Pg 35
     3.27.5   Compensation                                                 Pg 35
     3.27.6   Federally Qualified Health Centers                           Pg 35
     3.27.7   Public Records                                               Pg 36
     3.27.8   Disclosures                                                  Pg 36
     3.27.9   Payment                                                      Pg 37

Molina Medical Centers                                                  95-23637
                                                                      Article VI

     3.28     Confidentiality of Data                                      Pg 37
     3.28.1   Confidentiality of Information                               Pg 37
     3.28.2   Contractor's Duties to Maintain Confidentiality              Pg 37
     3.29     Key Personnel (Disclosure Form)                              Pg 38
     3.30     Conflict of Interest - Current and Former State Employees    Pg 38

     3.31     Records Keeping, Audit/Inspection of Records                 Pg 38
     3.31.1   Books and Records                                            Pg 39
     3.31.2   Records Retention                                            Pg 39

     3.32     Amendment of Contract                                        Pg 39
     3.33     Contractor Certifications                                    Pg 39

     3.34     Change Requirements                                          Pg 40
     3.34.1   General Provisions                                           Pg 40
     3.34.2   Contractor's Obligation to Implement                         Pg 40

     3.35     Minority/Women//Disabled Veteran Business Enterprises
              (M/W/DVBE)                                                   Pg 40
     3.36     Drug Free Workplace Act of 1990                              Pg 41

     3.37     Indemnification                                              Pg 41
     3.37.1   Indemnification by Contractor                                Pg 41

     3.38     Americans with Disabilities Act of 1990 Requirements         Pg 41
     3.39     Newborn Child Coverage                                       Pg 41
     3.40     Recovery from Other Sources or Providers                     Pg 41
     3.41     Third-Party Tort Liability                                   Pg 42
     3.42     Obtaining DHS Approval                                       Pg 43
     3.43     Pilot Projects                                               Pg 44

ARTICLE IV      DUTIES OF THE STATE                                        Pg 45

     4.1      Payment for Services                                         Pg 45
     4.2      Medical Reviews                                              Pg 45
     4.3      Facility Inspections                                         Pg 45
     4.4      Enrollment Processing                                        Pg 45
     4.5      Disenrollment Processing                                     Pg 46
     4.6      Testing and Certification of Enrollment Representatives      Pg 46
     4.7      Approval Process                                             Pg 46
     4.8      Program Information                                          Pg 46
     4.9      Sanctions                                                    Pg 46

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

     4.10     Catastrophic Coverage Limitation                             Pg 46
     4.11     Risk Limitation                                              Pg 47
     4.12     Notice of Termination of Contract                            Pg 47
     4.13     Access Requirements and State's Right to Monitor             Pg 47

ARTICLE V     PAYMENT PROVISIONS                                           Pg 48

     5.0      Payment Provisions                                           Pg 48
     5.1      Contractor Risk in Providing Services                        Pg 48
     5.2      Amounts Payable                                              Pg 48
     5.3      Capitation Rates                                             Pg 49
     5.4      Capitation Rates Constitute Payment in Full                  Pg 49
     5.5      Determination of Rates                                       Pg 50
     5.6      Redetermination of Rates - Obligation Changes                Pg 51
     5.7      Reinsurance                                                  Pg 51
     5.8      Catastrophic Coverage Limitation                             Pg 53
     5.9      Financial Security                                           Pg 53
     5.10     Limitation to Federal Financial Participation                Pg 53
     5.11     Recovery of Capitation Payments                              Pg 54

ARTICLE VI    SCOPE OF WORK                                                Pg 55

     6.0      Organization                                                 Pg 55
     6.1      Legal Capacity                                               Pg 55

     6.2      Administration/Staffing                                      Pg 55
     6.2.1    Contract Performance                                         Pg 55
     6.2.2    Medical Director                                             Pg 55
     6.2.3    Medical Decisions                                            Pg 56
     6.2.4    Medical Director Changes                                     Pg 56
     6.2.5    Administrative Duties/Responsibilities                       Pg 56
     6.2.6    Member Representation                                        Pg 57

     6.3      Financial Information                                        Pg 57
     6.3.1    Financial Viability/Standards Compliance                     Pg 57
     6.3.2    Financial Audit/Reports                                      Pg 57
     6.3.3    Monthly Financial Statements                                 Pg 59
     6.3.4    Compliance with Audit Requirements                           Pg 59
     6.3.5    Submittal of Financial Information                           Pg 59

     6.4      Management Information System                                Pg 59
     6.4.1    Management Information System (MIS) Capability               Pg 59

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

     6.4.2    Encounter Data Submittal                                     Pg 60
     6.4.3    Access to MIS                                                Pg 60
     6.4.4    Late Reports                                                 Pg 60
     6.4.5    Inaccurate/Insufficient Reports                              Pg 60

     6.5      Quality Improvement System                                   Pg 60
     6.5.1    General Requirement                                          Pg 60
     6.5.1.1  Written Description                                          Pg 61
     6.5.2    QIP Administrative Services                                  Pg 62
     6.5.2.1  Accountability                                               Pg 62
     6.5.2.2  Governing Body                                               Pg 62
     6.5.2.3  Quality Improvement Committee                                Pg 63
     6.5.2.4  Medical Director                                             Pg 63
     6.5.2.5  Provider Participation                                       Pg 63
     6.5.2.6  Delegation of QIP Activities                                 Pg 63
     6.5.2.7  Coordination With Other Management Activities                Pg 64

     6.5.3    Systematic Process of Quality Improvement                    Pg 64
     6.5.3.1  General Requirement                                          Pg 64
     6.5.3.2  Quality of Care Studies                                      Pg 65
     6.5.3.3  Standards and Guidelines                                     Pg 65
     6.5.3.4  Quality Indicators                                           Pg 66
     6.5.3.5  Reports                                                      Pg 67

     6.5.4    Credentialing and Recredentialing                            Pg 68
     6.5.4.1  General Requirements                                         Pg 68
     6.5.4.2  Credentialing                                                Pg 68
     6.5.4.3  Recredentialing                                              Pg 69
     6.5.4.4  Delegated Credentialing                                      Pg 69
     6.5.4.5  Disciplinary Actions                                         Pg 69

     6.5.5    Facility Review                                              Pg 69
     6.5.5.1  General Requirement                                          Pg 69
     6.5.5.2  Facility Review Procedures                                   Pg 70
     6.5.5.3  Number of Sites to be Reviewed Prior to Operation            Pg 71
     6.5.5.4  Number of Sites to be Reviewed After Operations Begin        Pg 71
     6.5.5.5  DHS Facility Inspections                                     Pg 71
     6.5.5.6  Corrective Actions                                           Pg 71
     6.5.5.7  Continuing Oversight                                         Pg 71

     6.5.6    Members Rights and Responsibilities                          Pg 72
     6.5.6.1  General Requirement                                          Pg 72

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

     6.5.6.2  Written Policy: Member's Rights                              Pg 72
     6.5.6.3  Written Policy: Member's Responsibilities                    Pg 72
     6.5.6.4  Member's Grievance System                                    Pg 72
     6.5.6.5  Member's Right to Confidentiality                            Pg 73
     6.5.6.6  Minor's Rights and Services                                  Pg 73
     6.5.6.7  Member Satisfaction Surveys                                  Pg 73

     6.5.7    Availability and Accessibility                               Pg 74
     6.5.7.1  General Requirement                                          Pg 74
     6.5.7.2  Emergency Care                                               Pg 74
     6.5.7.3  Urgent Care                                                  Pg 74
     6.5.7.4  First Prenatal Visit                                         Pg 74
     6.5.7.5  Waiting Times                                                Pg 74
     6.5.7.6  Telephone Procedures                                         Pg 74
     6.5.7.7  After Hours Calls                                            Pg 74
     6.5.7.8  Sensitive Services                                           Pg 75
     6.5.7.9  Access for Disabled Members                                  Pg 75
     6.5.7.10 Unusual Specialty Services                                   Pg 75

     6.5.8    Medical Records                                              Pg 75
     6.5.8.1  General Requirement                                          Pg 75
     6.5.8.2  Medical Records Procedures                                   Pg 75
     6.5.8.3  On-Site Medical Records                                      Pg 76
     6.5.8.4  Member Medical Records                                       Pg 76
     6.5.8.5  Medical Records Review                                       Pg 77

     6.5.9    Utilization Management                                       Pg 77
     6.5.9.1  General Requirement                                          Pg 77
     6.5.9.2  Under and Over-Utilization                                   Pg 77
     6.5.9.3  Pre-Authorization/Review Procedures                          Pg 78
     6.5.9.4  Exceptions to Prior Authorization Requirement                Pg 78
     6.5.9.5  Delegating UM Activities                                     Pg 78

     6.5.10   Continuity of Care and Case Management                       Pg 78
     6.5.10.1 Medical Case Management                                      Pg 78
     6.5.10.2 Initial Health Assessment                                    Pg 78
     6.5.10.3 Referrals and Follow-Up Care                                 Pg 79
     6.5.10.4 Coordination of Care                                         Pg 79
     6.5.10.5 Missed/Broken Appointments                                   Pg 79
     6.5.10.6 Continuity of Care                                           Pg 79

     6.5.11   Inpatient Care                                               Pg 79

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

     6.5.11.1 General Requirement                                          Pg 79
     6.5.12   Infection Control                                            Pg 79
     6.5.12.1 Infection Control Plan                                       Pg 79
     6.5.12.2 Infection Control Policies & Procedures                      Pg 80
     6.5.12.3 Review of Patient Infections                                 Pg 80
     6.5.12.4 Reporting Procedures                                         Pg 80
     6.5.12.5 Subcontractors                                               Pg 80

     6.6      Provider Network and Geographic Access                       Pg 80
     6.6.1    Time and Distance Standard                                   Pg 80
     6.6.2    Network Capacity                                             Pg 81
     6.6.3    Network Composition                                          Pg 81
     6.6.4    Access Requirements                                          Pg 81
     6.6.5    Specialists                                                  Pg 81
     6.6.6    Provider to Member Ratios                                    Pg 81
     6.6.7    Physician Supervisor to Non-Physician Medical
              Practitioner Ratios                                          Pg 82
     6.6.8    Subcontracts                                                 Pg 82
     6.6.9    Traditional and Safety-Net Provider Participation            Pg 82
     6.6.10   Traditional and Safety-Net Provider Capacity                 Pg 82
     6.6.11   Existing Patient-Physician Relationships                     Pg 82
     6.6.12   Monthly Report                                               Pg 83
     6.6.13   Contract and Employment Terminations                         Pg 83
     6.6.14   Utilization of DSH Hospitals                                 Pg 83
     6.6.15   Adequate Facilities and Personnel                            Pg 83
     6.6.16   Emergency Service Providers                                  Pg 83
     6.6.17   Users Manual and Bulletins                                   Pg 84
     6.6.18   Provider Training                                            Pg 85
     6.6.19   FQHC Services                                                Pg 85
     6.6.20   FQHC Subcontracts                                            Pg 85
     6.6.21   Indian Health Services Facilities                            Pg 86
     6.6.22   Vision Care Services                                         Pg 86
     6.6.23   Subcontractor Services                                       Pg 86
     6.6.24   Emergency Department Protocols                               Pg 86

     6.7      Scope of Services/Medical Standards/ Health Education        Pg 87

     6.7.1    Covered Services                                             Pg 87
     6.7.1.1  General Requirement                                          Pg 87
     6.7.1.2  Referral Services                                            Pg 87

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

     6.7.2    Excluded Services: Circumstances Under Which Member
              Disenrolled                                                  Pg 87
     6.7.2.1  Major Organ Transplants                                      Pg 88
     6.7.2.2  Waiver Programs                                              Pg 88
     6.7.2.3  Long Term Care (LTC)                                         Pg 89

     6.7.3    Excluded Services: Circumstances Under Which Member
              Enrolled with Service Carve Out                              Pg 89
     6.7.3.1  Miscellaneous Service Carve Outs                             Pg 89
     6.7.3.2  California Children Services                                 Pg 90
     6.7.3.3  Mental Health                                                Pg 90
     6.7.3.4  Alcohol and Drug Treatment                                   Pg 90
     6.7.3.5  Dental                                                       Pg 91
     6.7.3.6  Vision Care - Lenses                                         Pg 91
     6.7.3.7  Direct Observed Therapy (DOT) for Treatment of
              Tuberculosis                                                 Pg 91
     6.7.3.8  Department of Developmental Services Administered
              Medicaid Home and Community Based Services Waiver            Pg 91

     6.7.4    Capitated Services: Services with Special Arrangements
              and/or Payment of Out-Of-Plan Providers                      Pg 92
     6.7.4.1  School Linked CHDP Services: Coordination of Care            Pg 92
     6.7.4.2  School Linked CHDP Services: Cooperative Arrangements        Pg 92
     6.7.4.3  School Linked CHDP Services: Subcontracts                    Pg 93
     6.7.4.4  Early and Periodic Screening, Diagnosis and Treatment
              EPSDT Supplemental Services, Excluding Case Management
              Services                                                     Pg 93
     6.7.4.5  Family Planning: General Requirement                         Pg 93
     6.7.4.6  Family Planning: Informed Consent                            Pg 94
     6.7.4.7  Family Planning: Out-Of-Network Reimbursement                Pg 94
     6.7.4.8  Family Planning: Reimbursement Rate                          Pg 95
     6.7.4.9  Sexually Transmitted Diseases (STD)                          Pg 95
     6.7.4.10 Early Intervention Services                                  Pg 95
     6.7.4.11 Services for Persons with Developmental Disabilities         Pg 95
     6.7.4.12 Confidential HIV Testing                                     Pg 96
     6.7.4.13 Immunizations                                                Pg 96
     6.7.4.14 Nurse Midwife Services                                       Pg 96

     6.7.5    Required Referral Arrangements                               Pg 96
     6.7.5.1  Women, Infants, and Children WIC Supplemental Food

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

              Program: General Requirements                                Pg 96
     6.7.5.2  WIC Supplemental Food Program: Medical Records               Pg 97

     6.7.6    Medical Standards - Clinical Preventive Service              Pg 97
     6.7.6.1  Initial Health Assessment                                    Pg 97
     6.7.6.2  Children                                                     Pg 97
     6.7.6.3  Pregnant Women: Minimum Standards                            Pg 99
     6.7.6.4  Pregnant Women: Provider Credentialing Standards             Pg 99
     6.7.6.5  Pregnant Women: Risk Assessment                              Pg 99
     6.7.6.6  Pregnant Women: Referrals to Specialists                     Pg 99
     6.7.6.7  Adults                                                      Pg 100
     6.7.6.8  Tuberculosis (Tb)                                           Pg 101

     6.7.7    Health Education                                            Pg 101
     6.7.7.1  General Requirements                                        Pg 101
     6.7.7.2  Health Educator                                             Pg 102
     6.7.7.3  Behavioral Assessments                                      Pg 102
     6.7.7.4  Health Education Policies and Procedures                    Pg 103
     6.7.7.5  Health Education Standards                                  Pg 103
     6.7.7.6  Health Education and QIP                                    Pg 103
     6.7.7.7  Group Needs Assessment                                      Pg 103
     6.7.7.8  Health Education Workplan                                   Pg 103
     6.7.7.9  Health Education Reading Level                              Pg 104

     6.7.8    Local Health Department Coordination                        Pg 104
     6.7.8.1  Subcontract                                                 Pg 104

     6.8      Marketing and Enrollment                                    Pg 105
     6.8.1    Marketing Representatives                                   Pg 105
     6.8.2    Liability                                                   Pg 105
     6.8.3    Certification of Marketing Representatives                  Pg 105
     6.8.4    Enrollment Program                                          Pg 106
     6.8.5    Disenrollment Forms                                         Pg 106
     6.8.6    Marketing Plan                                              Pg 106
     6.8.7    DHS Approval                                                Pg 106

     6.9      Member Services/Grievance System                            Pg 106
     6.9.1    System Capacity                                             Pg 106
     6.9.2    Member Services Employee Training                           Pg 106
     6.9.3    Disclosure Forms                                            Pg 106
     6.9.4    Member Identification Card                                  Pg 107
     6.9.5    Membership Services Guide                                   Pg 107

Molina Medical Centers                                                  95-23637
                                                                     Article  VI

     6.9.6    Enrollee Information                                        Pg 109
     6.9.7    Distribution of Member Services Information                 Pg 110
     6.9.8    Changes in Availability or Location of Covered Services     Pg 110
     6.9.9    Primary Care Physician Selection                            Pg 110
     6.9.10   Primary Care Physician Assignment                           Pg 110
     6.9.11   Continuity of Care                                          Pg 110
     6.9.12   Disclosure                                                  Pg 110
     6.9.13   Member Compliant/Grievance System                           Pg 110
     6.9.14   Disenrollments                                              Pg 110
     6.9.15 Denial, Deferral or Modifications of Prior Authorization Pg 111 Requests

     6.10     Cultural and Linguistic Services Requirement                Pg 112
     6.10.1   Civil Rights Act of 1964                                    Pg 112
     6.10.2   Linguistic Services                                         Pg 112
     6.10.3   Linguistic Capability of Employees                          Pg 113
     6.10.4   Subcontracts                                                Pg 113
     6.10.5   Community Advisory Committee                                Pg 113
     6.10.6   Cultural and Linguistic Services Plan                       Pg 114
     6.10.7   Implementation Workplan                                     Pg 114
     6.10.8   Standards and Performance Requirements                      Pg 114
     6.10.9   Interpreter Coordination                                    Pg 115

     6.11     Implementation Plans                                        Pg 115
     6.11.1   Time Frames                                                 Pg 115
     6.11.2   Implementation Plan Oversight                               Pg 115
     6.11.3   Monthly Progress Reports                                    Pg 115

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

                            ARTICLE II - DEFINITIONS

As used in this Contract, unless otherwise expressly provided or the context otherwise requires, the following definitions of terms will govern the construction of this Contract:

A. Administrative Costs means only those costs which arise out of the operation of the plan excluding direct and overhead costs incurred in the furnishing of health care services which would ordinarily be incurred in the provision of these services whether or not through a plan.

B. Affiliate means an organization or person that directly, or indirectly through one or more intermediaries controls or is controlled by, or is under control with the Contractor and that provides services to or receives services from the Contractor.

C. Allied Health Personnel means specially trained, licensed, or credentialed health workers other than Physicians, podiatrists and Nurses.

D. Ambulatory Care means the type of health services that are provided on an outpatient basis. While many inpatients may be ambulatory, the term, "Ambulatory Care" usually implies that the Member has come to a location such as a clinic, health center, or Physician's office to receive services and has departed the same day.

E. Beneficiary Identification Card (BIC) means a permanent plastic card issued by the State to recipients of entitlement programs which is used by contractors to verify health plan eligibility. Files are updated monthly.

F. California Children Services (CCS) means those services authorized by the CCS program for the diagnosis and treatment of the CCS eligible conditions of a specific Member.

G. California Children Services (CCS) Eligible Conditions means a physically handicapping condition defined in Title 22, CCR, Section 41800.

H. California Children Services (CCS) Program means the public health program which assures the delivery of specialized diagnostic, treatment, and therapy services to financially and medically eligible children under the age of 21 years who have CCS eligible conditions.

I. Claims and Eligibility Real-Time System (CERTS) means the mechanism for verifying a recipient's Medi-Cal or County Medical Services Program (CMSP) eligibility by computer.

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

J. Confidential Information means specific facts or documents identified as "confidential" by either law, regulations or contractual language.

K.   Contract means this written agreement between DHS and the Contractor.

L. Contracting Providers means a Physician, Nurse, technician, teacher, researcher, hospital, home health agency, nursing home, or any other individual or institution that contracts with a health plan to provide medical services to plan Members.

M. Corrective Actions means specific identifiable activities or undertakings of the Contractor which address program deficiencies or problems identified by formal audits or DHS monitoring activities.

N. County Department means the County Department of Social Services (DSS), or other county agency responsible for determining the initial and continued eligibility for the Medi-Cal program.

O. Covered Services means those services set forth in Title 22, CCR, Division 3, Subdivision 1, Chapter 3, beginning with Section 51301, and Title 17, CCR, Chapter 4, Subchapter 13, Article 4, beginning with Section 6840. Covered Services do not include:

     1.   Services for major organ transplants as specified in Section 6.7.2.1.

     2.   Long term care services as specified in Section 6.7.2.3.

     3.   Home and community based services as specified in Section 6.7.3.8

     4.   California Children Services (CCS) as specified in Section 6.7.3.2.

     5.   Mental health services as specified in Section 6.7.3.3.

     6.   Alcohol and drug treatment services as specified in Section 6.7.3.4.

     7.   Fabrication of optical lenses as specified in Section 6.7.3.6.

     8. Direct observed treatment for tuberculosis as specified in Section 6.7.3.7.

     9.   Dental services as specified in Title 22, CCR, Section 51307.

     10.  Acupuncture services as specified in Title 22, CCR, Section 51308.5.

                                        3

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

     11.  Chiropractic services as specified in Title 22, CCR, Section 51308.

     12.  Prayer or spiritual healing as specified in Title 22, CCR, Section
          51312.

     13. Local Education Agency (LEA) assessment services as specified in Title 22, CCR, Section 51360(b)(l) provided to a Member who qualifies for LEA services based on Title 22, CCR, Section 51190.1(a).

     14. Any LEA services as specified in Title 22, CCR, Section 51360 provided pursuant to an Individualized Education Plan (IEP) as set forth in Education Code, Section 56340 et seq. or an Individualized Family Service Plan (IFSP) as set forth in Government Code Section 95020.

     15. Laboratory services provided under the State serum alphafetoprotein testing program administered by the Genetic Disease Branch of DHS.

P. Credentialing means the recognition of professional or technical competence. The process involved may include registration, certification, licensure and professional association membership.

Q. DOC means the State Department of Corporations which is responsible for administering the Knox-Keene Act of 1975.

R. DMH means the Department of Mental Health, the State agency, in consultation with the California Mental Health Directors Association (CMHDA) and California Mental Health Planning Council, which sets policy and administers for the delivery of community based public mental health services statewide.

S. DHS means the Department of Health Services single State Department responsible for administration of the Medi-Cal, CMSP, CCS, GHPP, CHDP, and other health related programs.

T. DHHS means the Department of Health and Human Services, the federal agency responsible for management of the Medicaid program.

U. Dietitian/Nutritionist means a person who is registered or eligible for registration as a Registered Dietitian by the Commission on Dietetic Registration (Business and Professions Code, Chapter 5.65, Sections 2585 and 2586).

V. Director means the Director of the State of California Department of Health Services.

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

W. Disproportionate Share Hospital (DSH) means a health Facility licensed pursuant to Chapter 2, Division 2, Health and Safety Code, to provide acute inpatient hospital services, which is eligible to receive payment adjustments from the State pursuant to W&I Code, Section 14105.98.

X. Eligible Beneficiary means any Medi-Cal beneficiary who is residing in the Contractor's Service Area with one of the following aid codes: Aid to Families with Dependent Children - aid codes 30,32,33,35,38,39,3A,3C,40, 42,4C,54,59,3P,3R; Medically Needy Family - aid code 34; Public Assistance Aged - aid codes 10,16,18; Medically Needy Aged - aid code 14; Public Assistance Blind - aid codes 20,26,28,6A; Medically Needy Blind - aid code 24; Public Assistance Disabled - aid codes 36,60,66,68,6C; Medically Needy Disabled - aid code 64; Medically Indigent Child - aid codes 03,04,4K,5K, 45,82; Medically Indigent Adult - aid code 86; and Refugees - aid codes 01,02, and 08, with the following exclusions:

     1. Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for bone marrow, heart, heart-lung, liver, lung, combined liver and kidney, or combined liver and small bowel transplants.

     2. Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver Program, the Skilled Nursing Facility Waiver Program, the Model Waiver Program, the Acquired Immune Deficiency (AIDS) and AIDS Related Conditions Waiver Program, and the Multipurpose Senior Services Waiver Program.

     3. Individuals determined by the Medi-Cal Field Office to be in need of long term care and residing in a Skilled Nursing Facility (SNF) for 30 days past the month of admission.

Y. Emergency Conditions means those medical conditions requiring immediate medical care to avoid disability or death.

Z. Emergency Services means those health services required for alleviation of severe pain or immediate diagnosis and treatment of unforeseen medical conditions, which if not immediately diagnosed and treated, could lead to disability or death.

AA. Encounter means a single "face-to-face" visit or medically related service rendered by (a) provider(s) in an Ambulatory Care setting to a Member enrolled in the health plan during the date of service. It includes, but not limited to, all services for which the Contractor incurred any financial liability.

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

BB. Enrollment means the process by which an Eligible Beneficiary becomes a Member of the Contractor's plan.

CC.  Facility means any premise that is:

     1. Owned, leased, used or operated directly or indirectly by or for the Contractor or its Affiliates for purposes related to this Contract or

     2. Maintained by a provider to provide services on behalf of the Contractor.

DD. Federal Financial Participation means federal expenditures provided to match proper State expenditures made under approved State Medicaid plans.

EE. Federally Qualified HMO means a prepaid health delivery plan that has fulfilled the requirements of the HMO Act, along with its amendments and regulations, and has obtained the Federal Government's qualification status under Section 1310(d) of the Public Health Service Act (42 USC S300e).

FF. Fee-For-Service (FFS) means a method of charging based upon billing for a specific number of units of services rendered to an Eligible Beneficiary. Fee-For-Service is the traditional method of reimbursement used by Physicians and payment almost always occurs retrospectively (i.e., after the service has been rendered).

GG. Fee-For-Service Mental Health Services (FFS/MC) means the mental health services covered through Fee-For-Service Medi-Cal which include outpatient services and acute care inpatient services. These services are provided through Primary Care Physicians as well as psychiatrists and psychologists.

HH. Financial Security means cash or cash equivalents which are immediately redeemable upon demand by DHS, in an amount determined by DHS, which shall not be less than one full month's capitation. This is required when prepayment of capitation is agreed upon by DHS and the Contractor.

II. Financial Statements means the Financial Statements as defined by Generally Accepted Accounting Principles (GAAP) which includes a Balance Sheet, Income Statement, Statement of Cash Flows, Statement of Equity and accompanying footnotes. All documents are prepared in accordance with GAAP.

JJ. Fiscal Year (FY) means any 12-month period for which annual accounts are kept. The State Fiscal Year is July 1 through June 30, the federal Fiscal Year is October 1 through September 30.

                                        6

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

KK.  Grievance means a complaint filed by either a Member or a provider.

LL. Health Maintenance Organization (HMO) means an organization that, through a coordinated system of health care, provides or assures the delivery of an agreed upon set of comprehensive health maintenance and treatment services for an enrolled group of persons through a predetermined periodic fixed prepayment.

MM. Indian Health Service (IHS) Facilities means Facilities operated with funds from the IHS under the Indian Self-Determination Act and the Indian Health Care Improvement Act, through which services are provided, directly or by contract, to the eligible Indian population within a defined geographic area.

NN. Intermediate Care Facility (ICF) means a Facility which is licensed as an ICF by DHS or a hospital or Skilled Nursing Facility which meets the standards specified in Title 22, CCR, Section 51212 and has been certified by DHS for participation in the Medi-Cal program.

OO. Joint Commission On Accreditation of Hospitals (JCAHO) means the composition of representatives of the American Hospital Association, American Medical Association, American College of Physicians and American College of Surgeons, JCAHO establishes guidelines for the operation of hospitals and other health Facilities and accreditation programs.

PP. Knox-Keene Health Care Service Plan Act of 1975 means the law which regulates HMOs and is administrated by the Department of Corporations
     (DOC), commencing with Section 1340, Health & Safety Code.

QQ. Local Authority means a health care organization in which local stakeholders share governance responsibility for administrating Medi-Cal managed care.

RR. Marketing means any activity conducted on behalf of the Contractor where information regarding the services offered by the Contractor is disseminated in order to persuade Eligible Beneficiaries to enroll. Marketing also includes any similar activity to secure the endorsement of any individual or organization on behalf of the Contractor.

SS. Marketing Organization means any subcontractor or entity who agrees to provide Marketing services for the Contractor.

TT. Marketing Representative means a person who is engaged in Marketing activities on behalf of the Contractor either through direct employment by the Contractor or through a Marketing Organization.

                                        7

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

UU. Medi-Cal Eligibility Data System (MEDS) means the automated eligibility information processing system operated by the State which provides on-line access for recipient information, update of recipient eligibility data and on-line printing of immediate need beneficiary identification cards. The MEDS also produces Beneficiary Identification Cards (BIC) and maintains data on federal SSI/SSP and Medicare buy-in beneficiaries.

VV. Medical Case Management Services means services provided by a Primary Care Provider to ensure the coordination of Medically Necessary health care services, assuring the provision of preventive services in accordance with established standards and periodicity schedules and ensuring continuity of care for Medi-Cal enrollees. It includes health risk assessment, treatment planning, coordination, referral, follow-up, and monitoring of appropriate services and resources required to meet an individual's health care needs.

WW. Medical Records means written documentary evidence of treatments rendered to plan Members.

XX. Medically Necessary means reasonable and necessary services to protect life, to prevent significant illness or significant disability, or to alleviate severe pain through the diagnosis or treatment of disease, illness, or injury.

YY. Member means any Eligible Beneficiary who has enrolled in the Contractor's plan.

ZZ. Minor Consent Services means those treatment services of a sensitive nature for which minors do not need parental consent to access. Such services include pregnancy, abortion, mental health services.

A1. Newborn Child means a child born to a Member during her membership or the month prior to her membership.

B1. Non-Emergency Medical Transportation means inclusion of services outlined in Title 22, CCR, Sections 51231.1 and 51231.2 rendered by licensed providers.

C1. Non-Medical Transportation means transportation of Members to medical services by passenger car, taxicabs, or other forms of public or private conveyances provided by persons not registered as Medi-Cal providers. Does not include the transportation of sick, injured, invalid, convalescent, infirm, or otherwise incapacitated Members by ambulances, litter vans, or wheelchair vans licensed, operated and equipped in accordance with state and local statutes, ordinances or regulations.

                                        8

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

D1. Non-Physician Medical Practitioners (Mid-Level Practitioner) means a nurse practitioner, certified nurse midwife, or physician assistant authorized to provide Primary Care under Physician supervision.

E1. Nurse means a person licensed by the California Board of Nursing as, at least, a Registered Nurse (RN).

F1. Outpatient Care means treatment provided to an Member who is not confined in a health care Facility. Outpatient care is associated with treatment in a hospital that does not necessitate an overnight stay, e.g., emergency treatment.

G1. Pediatric Subacute Care means health care services needed by a person under 21 years of age who uses a medical technology that compensates for the loss of vital bodily function. Medical necessity criteria are described in the Physician's Manual of Criteria for Medi-Cal Authorization.

H1. Physician means a person duly licensed as a Physician by the Medical Board of California.

I1. Policy Letter means a document which has been dated, numbered and issued by the Medi-Cal Managed Care Division. It clarifies regulatory or contractual requirements.

J1. Prepaid Person means a person entitled to receive health care services from the Contractor in consideration of a predetermined periodic, fixed subscription premium, or capitation payment.

K1. Preventive Care means health care designed to prevent disease and /or its consequences. There are three levels of Preventive Care; primary, such as immunizations, aimed at preventing disease; secondary, such as disease screening programs, aimed at early detection of disease; and tertiary, such as physical therapy, aimed at restoring function after the disease has occurred.

L1. Primary Care means a basic level of health care usually rendered in ambulatory settings by general practitioners, family practitioners, internists, obstetricians, pediatricians, and mid-level practitioners. This type of care emphasizes caring for the Member's general health needs as opposed to specialists focusing on specific needs.

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

M1. Primary Care Physician means a Physician responsible for supervising, coordinating, and providing initial and Primary Care to patients; for initiating referrals for specialist care; and for maintaining the continuity of patient care. A Primary Care Physician has focused the delivery of medicine to general practice or is a board certified or board eligible internist, pediatrician, obstetrician/gynecologist, or family practitioner.

N1. Primary Care Provider means a person responsible for supervising, coordinating, and providing initial and Primary Care to Members; for initiating referrals and for maintaining the continuity of Member care. A Primary Care Provider may be a Primary Care Physician or non-physician medical practitioner.

O1. Prior Authorization means the process by which contractors approve, usually in advance of the rendering, requested medical services. This is part of the Utilization management system.

P1. Prior Authorization Request means a method by which practitioners seek approval from Contractor to render medical services. The Contractor's Utilization Review (UR) Coordinator is responsible for granting approval to providing specific, non-emergency medical services in advance of rendering such services.

Q1. Quality Assurance (QA) means a formal set of activities to assure the quality of clinical and non-clinical services provided. Quality Assurance includes quality assessment and Corrective Actions taken to remedy any deficiencies identified through the assessment process. Comprehensive Quality Assurance includes mechanisms to assess and assure the quality of both health services and administrative and support services.

R1. Quality Improvement (QI) means the result of an effective QA program, which objectively and systematically monitors and evaluates the quality and appropriateness of care and services to Members through Quality of Care studies and other health related activities.

S1. Quality Improvement Plan (QIP) means consisting of systematic activities to monitor and evaluate the medical care delivered to Members according to the standards set forth in regulations and Contract language. The plan must have processes in place which measure the effectiveness of care, identify problems, and implement improvement on a continuing basis.

T1. Quality of Care means the degree to which health services for individuals and populations increase the likelihood of desired health outcomes and are consistent with current professional knowledge.

                                       10

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

U1. Quality Indicators means the referral to measurable variables relating to a specific clinic or health services delivery area which are reviewed over a period of time to screen delivered health care and to monitor the process or outcome of care delivered in that clinical area.

V1.  Sensitive Services means those services related to:

     1.   Sexual Assault

     2.   Drug or alcohol abuse for children 12 years of age or older.

     3.   Pregnancy

     4.   Family Planning

     5. Sexually transmitted diseases designated by the Director for children 12 years of age or older.

W1. Service Area means the geographic area comprised of those areas designated by the U.S. Postal Service ZIP Codes that have been proposed by the Contractor and approved in writing by DHS.

X1. Service Location means any location at which a Member obtains any health care service provided by the Contractor under the terms of this Contract.

Y1. Service Site means the location designated by the Contractor at which Members shall receive Primary Care Physician services.

Z1. Short-Doyle Medi-Cal Mental Health Services (SD/MC) means as defined in Title 22, CCR, Section 51341, SD/MC Mental Health Services include: crisis intervention, crisis sterilization, inpatient hospital services, crisis residential treatment case management, adult residential treatment, day treatment intensive, rehabilitation, outpatient therapy, medication and support services.

A2. Short-Doyle Program means as defined in Title 22, CCR, Section 51341, the program administered by the Department of Mental Health to provide community mental health services and the program administered by the Department of Alcohol and Drug Programs to provide drug and alcohol treatment services.

                                       11

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

B2. Skilled Nursing Facility (SNF) means, as defined in Title 22, CCR, Section 51121(a), any institution, place, building, or agency which is licensed as a Skilled Nursing Facility by DHS or is a distinct part or unit of a hospital, meets the standard specified in Section 51215 of these regulations (except that the distinct part of a hospital does not need to be licensed as a Skilled Nursing Facility) and has been certified by DHS for participation as a Skilled Nursing Facility in the Medi-Cal program.
     Section 51121(b) further defines the term "Skilled Nursing Facility" as including terms "skilled nursing home", "convalescent hospital", "nursing home", or "nursing Facility".

C2.  State means the State of California.

D2. Subacute Care means, as defined in Title 22, CCR, Section 51124.5, a level of care needed by a patient who does not require hospital acute care but who requires more intensive licensed skilled nursing care than is provided to the majority of patients in a Skilled Nursing Facility (SNF).

E2. Subcontract means a written agreement entered into by the Contractor with any of the following:

     1. A provider of health care services who agrees to furnish Covered Services to Members.

     2.   A Marketing Organization.

     3. Any other organization or person(s) who agree(s) to perform any administrative function or service for the Contractor specifically related to fulfilling the Contractor's obligations to DHS under the terms of this Contract.

F2. Sub-Subcontractor means party to an agreement with a subcontractor descending from and subordinate to a Subcontract, which is entered into for the purpose of providing any goods or services connected with the obligations under this Contract.

G2. Supplemental Security Income (SSI) means the program authorized by Title XVI of the Social Security Act for aged, blind, and disabled persons.

H2. Third Party Liability (TPL) means the responsibility of persons other than the Contractor or the Member for payment of claims for injuries or trauma sustained by Members. This may be contractual, a legal obligation or as a result of or the fault or negligence of third parties (e.g., auto accidents or other personal injury casualty claims or work compensation appeals). DHS is responsible for follow up and collection of Third Party Liability payments where it has paid for related care.

                                       12

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Molina Medical Centers                                                  95-23637
                                                                     Article  II

I2. Urgent Care means services required to prevent serious deterioration of health following the onset of an unforeseen condition or injury (i.e., sore throats, fever, minor lacerations, and some broken bones).

J2. Utilization means the rate patterns of service usage or types of service occurring within a specified time. Inpatient Utilization is generally expressed in rates per unit of population-at-risk for a given period; e.g., the number of hospital admissions per 1,000 persons enrolled in an HMO/per year.

K2. Utilization Review means the process of evaluating the necessity, appropriateness, and efficiency of the use of medical services, procedures and Facilities.

Molina Medical Centers                                                  95-23637
                                                                     Article III

                   ARTICLE III - GENERAL TERMS AND CONDITIONS

3.1       DELEGATION OF AUTHORITY

     DHS intends to implement this Contract through a single administrator, called the "Contracting Officer". The Contracting Officer will be appointed by the Director of DHS. The Contracting Officer, on behalf of DHS, will make all determinations and take all actions as are appropriate under this Contract, subject to the limitations of applicable federal and State laws and regulations. The Contracting Officer may delegate his/her authority to act to an authorized representative through written notice to the Contractor.

     The Contractor will designate a single administrator, hereafter called the "Contractor's Representative". The Contractor's Representative, on behalf of the Contractor, will make all determinations and take all actions as are appropriate to implement this Contract, subject to the limitations of the Contract, federal and State laws and regulations. The Contractor's Representative may delegate his/her authority to act to an authorized representative through written notice to the Contracting Officer. The Contractor's Representative will be empowered to legally bind the Contractor to all agreements reached with DHS.

     The Contractor's Representive will be designated in writing by the Contractor. Such designation will be submitted to the Contracting Officer in accordance with Section 3.3, Authority of the State.

3.2       GOVERNING AUTHORITIES

     This Contract will be governed and construed in accordance with:

     Chapter 7 and 8 (commencing with Section 14000), Part 3, Division 9, W&I Code;

     Division 3, Title 22, CCR;

     Health and Safety Code Section 1340 et seq.

     Title 10, CCR, Section 1300 et seq.

     Title 42, Code of Federal Regulations (CFR);

     Title 42, United States Code, Section 1396 et seq.;

                                       14

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Molina Medical Centers                                                  95-23637
                                                                     Article III

     Title 45, CFR, Part 74;

     Subchapter 13 (commencing with Section 6800), Chapter 4, Part 1, Title 17, CCR, and;

     All other applicable laws and regulations.

     Any provision of this Contract which is in conflict with the above laws, regulations and federal Medicaid statutes is hereby amended to conform to the provisions of those laws and regulations. Such amendment of the Contract will be effective on the effective date of the statutes or regulations necessitating it, and will be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties.

     This amendment will constitute grounds for termination of this Contract in accordance with the provisions of Section 3.17.1, Termination by the State, and 3.17.2, Termination by the Contractor. The parties will be bound by the terms of the amendment until the effective date of the termination.

3.3       AUTHORITY OF THE STATE

     A. Sole authority to establish, define, or determine the reasonableness, the necessity and level and scope of covered benefits under the Medi-Cal Managed Care program administered in this Contract or coverage for such benefits, or the eligibility of the beneficiaries or providers to participate in the Medi-Cal Managed Care Program reside with DHS.

     B. Sole authority to establish or interpret policy and its application related to the above areas will reside with DHS.

     C. The Contractor may not make any limitations, exclusions, or changes in benefits or benefit coverage; any changes in definition or interpretation of benefits; or any changes in the administration of the Contract related to the scope of benefits, allowable coverage for those benefits, or eligibility of beneficiaries or providers to participate in the program, without the express, written direction or approval of the Contracting Officer.

3.4       FULFILLMENT OF OBLIGATIONS

     No covenant, condition, duty, obligation, or undertaking continued or made a part of this Contract will be waived except by written agreement of the parties hereto, and forbearance or indulgence in any other form or manner by either party in any regard

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Molina Medical Centers                                                  95-23637
                                                                     Article III

     whatsoever will not constitute a waiver of the covenant, condition, duty, obligation, or undertaking to be kept, performed or discharged by the party to which the same may apply; and, until performance or satisfaction of all covenants, conditions, duties, obligations, and undertakings is complete, the other party will have the right to invoke any remedy available under this contract, or under law, notwithstanding such forbearance or indulgence.

3.5       COMPLIANCE WITH PROTOCOLS

     The Contractor will develop and comply with all protocols and procedures within 30 days of their approval by DHS. All subsequent revisions thereof will be approved by DHS and implemented by the Contractor within 30 days of such approval. The Contractor will not implement protocols, procedures or revisions thereof prior to approval by DHS.

3.6       EQUAL OPPORTUNITY EMPLOYER

     The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that it is an equal opportunity employer, and will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by DHS, advising the labor union or workers' representative of the Contract's commitments as an equal opportunity employer and will post copies of the notice in conspicuous places available to employees and applicants for employment.

3.7       NONDISCRIMINATION CLAUSE COMPLIANCE

     A. During the performance of this Contract, Contractor and its subcontractors will not unlawfully discriminate, harass, or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (including Cancer), age (over 40), marital status, and denial of family care leave. Contractors and subcontractors will insure that the evaluation and treatment of their employees and applicants for employment are free from discrimination and harassment. Contractor and subcontractors will comply with the provisions of the Fair Employment and Housing Act (Government Code,
          Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code, Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this Contract by reference and made a part

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            hereof as if set forth in full. Contractor and its subcontractors will give notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

     B. The Contractor will include the nondiscrimination and compliance provisions of this clause in all Subcontracts to perform work under this Contract.

3.8       DISCRIMINATION PROHIBITION

     The Contractor will not discriminate against Members or Eligible Beneficiaries because of race, color, creed, religion, ancestry, marital status, sexual orientation, national origin, age, sex, or physical or mental handicap in accordance with Title VI of the Civil Rights Act of 1964, 42 USC Section 2000d, rules and regulations promulgated pursuant thereto, or as otherwise provided by law or regulations. For the purpose of this Contract discriminations on the grounds of race, color, creed, religion, ancestry, age, sex, national origin, marital status, sexual orientation, or physical or mental handicap include but are not limited to the following: denying any Member any Covered Services or availability of a Facility; providing to a Member any Covered Service which is different, or is provided in a different manner or at a different time from that provided to other Members under this Contract except where medically indicated; subjecting a Member to segregation or separate treatment in any manner related to the receipt of any Covered Service; restricting a Member in any way in the enjoyment of any advantage or privilege enjoyed by others receiving any Covered Service, treating a Member or Eligible Beneficiary differently from others in determining whether he or she satisfies any admission, Enrollment, quota, eligibility, membership, or other requirement or condition which individuals must meet in order to be provided any Covered Service; the assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual orientation, or the physical or mental handicap of the participants to be served. The Contractor will take affirmative action to ensure that Members are provided Covered Services without regard to race, color, creed, religion, sex, national origin, ancestry, marital status, sexual orientation, or physical or mental handicap, except where medically indicated. For the purposes of this section, physical handicap includes the carrying of a gene which may, under some circumstances, be associated with disability in that person's offspring, but which causes no adverse effects on the carrier. Such genes will include, but are not limited to, Tay-Sachs trait, sickle cell trait, thalassemia trait, and X-linked hemophilia.

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3.9       DISCRIMINATION COMPLAINTS

     The Contractor agrees that copies of all Grievances alleging discrimination against Members or Eligible Beneficiaries because of race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual orientation, or physical or mental handicap will be forwarded to DHS for review and appropriate action.

3.10      MEMBERSHIP DIVERSITY

     The Contractor agrees to serve a population broadly representative of the various age, social, and income groups within the Service Area, and that less than 75 percent (75 %) of its Prepaid Person population is of individuals receiving benefits under Title XVIII, Social Security Act, and individuals receiving benefits under Title XIX, Social Security Act (Section 1903(m), SSA).

     DHS on request of the Contractor will apply to the Secretary, United States Department of Health and Human Services (DHHS) for a waiver of the 75 percent (75%) requirement, based on good cause. If that waiver is granted, then the 75 percent (75%) requirement under this Contract is waived as of the effective date of that federal waiver and for the time period granted by the waiver.

3.11      INSPECTION RIGHTS

     The Contractor will allow DHS, DHHS, the Comptroller General of the United States, Department of Justice, (DOJ), Bureau of Medi-Cal Fraud, Department of Corporations (DOC) and other authorized state agencies, or their duly authorized representatives, to inspect or otherwise evaluate the quality, appropriateness, and timeliness of services performed under this Contract, and to inspect, evaluate, and audit any and all books, records, and Facilities maintained by the Contractor and subcontractors pertaining to these services at any time during normal business hours. Books and records include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract including working papers, reports, financial records, and books of account, Medical Records, prescription files, Subcontracts, and any other documentation pertaining to medical and nonmedical services for Members. Upon request, at any time during the period of this Contract, the Contractor will furnish any record, or copy of it, to DHS or DHHS.

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3.12      NOTICES

     All notices to be given under this Contract will be in writing and will be deemed to have been given when mailed to DHS or the Contractor:

     State Department of Health Services       John Molina, J.D.
     Medi-Cal Managed Care Division            Chief Administrative Officer
     714 P Street, Room 650                    Molina Medical Centers, Inc.
     P.O. Box 942732                           One Golden Shore
     Sacramento, CA 94234-7320                 Long Beach, CA 90802
     Attn: Contracting Officer

3.13      CONTRACTOR'S NATIONAL LABOR RELATIONS BOARD (NLRB) DECLARATION

     The Contractor, by signing this agreement, does swear under penalty of perjury that, no more than one final unappealable finding of contempt of court by a federal court has been issued against Contractor within the immediately preceding two-year period because of the Contractor's failure to comply with an order of a federal court which orders the Contractor to comply with an order of the NLRB.

3.14      TERM

     The Contract will become effective April 2, 1996 and will continue in full force and effect through March 31, 2002 subject to the provisions of
     Article V, Sections 5.2 and 5.10 because the State has currently appropriated and available for encumbrance only funds to cover costs through June 30, 1996.

     The term of the Contract consists of the following three periods: 1) The Implementation Period will extend from April 2, 1996; 2) The Operations Period will extend from October 2, 1996, subject to the termination provisions of Section 3.17, Termination and subject to the limitation provisions of Article V, Payment Provisions Section 5.2; and 3) The Turnover/Phaseout Period will extend from October 1, 2001 through March 31, 2002, subject to the provisions of Section 3.15, Contract Extension, in which case the Turnover/Phaseout Period will apply to the six (6) month period beginning the first day after the end of the Operations Period of the extension.

     The Operations Period will commence subject to DHS acceptance of the Contractor's readiness to begin the Operations Period.

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3.15      CONTRACT EXTENSION

     DHS will have the exclusive option to extend the term of the Contract during the last twelve (12) months of the Contract, as determined by the original termination date or by a new termination date if an extension option has been exercised. DHS may invoke up to three (3) separate extensions of one (1) year each. The Contractor will be given at least nine
     (9) months prior written notice of DHS' decision on whether or not it will exercise this option to extend the Contract.

     The Contractor will notify DHS of its intent to accept or reject the extension within five (5) State working days of the receipt of the notice from DHS.

3.16      TURNOVER AND PHASEOUT REQUIREMENTS

     DHS will withhold an amount equal to 10% or one million dollars ($1,000,000), whichever is greater unless provided otherwise by the Financial Security agreement, from the capitation payment of the last month of the Operations Period until all activities required during the Turnover and Phaseout Period are completed.

     If all Turnover and Phaseout activities are completed by the end of the Turnover and Phaseout Period, the withhold will be paid to the Contractor. If the Contractor fails to meet any requirement(s) by the end of the Turnover and Phaseout Period, DHS will deduct the costs of the remaining activities proportionately from the withhold amount and continue to withhold payment until all activities are completed.

3.16.1         OBJECTIVES FOR TURNOVER AND PHASEOUT PERIOD

     The objective of the Turnover Period is to ensure that, at the termination of this Contract, the orderly transfer of necessary data and history records is made from the Contractor to DHS or to a successor Contractor. The orderly transfer is to ensure the continuity of access and Quality of Care to Members.

     The objective of the Phaseout Period is to ensure that, at the termination of this Contract, the Contractor completes any and all of its remaining contractual obligations under the Contract.

     Given the uncertainties associated with the Turnover and Phaseout Periods that will occur at the end of this Contract, the Contractor will be flexible to changing requirements.

     If DHS exercises its option(s) to extend this Contract, all Turnover and Phaseout activities will be delayed a commensurate period of time.

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3.16.2         TURNOVER REQUIREMENTS

     Prior to the termination or expiration of this Contract and upon request by DHS, the Contractor will assist DHS in the orderly transfer of Member medical care. In doing this, the Contractor will make available to DHS copies of Medical Records, patient files, and any other pertinent information, including information maintained by any subcontractor, necessary for efficient case management of Members, as determined by the Director. Costs of reproduction will be borne by DHS. In no circumstances will a Medi-Cal Member be billed for this service.

3.16.3         PHASEOUT REQUIREMENTS

     Phaseout for this Contract will consist of the processing, payment and monetary reconciliation(s) necessary regarding claims for payment for Covered Services.

     Phaseout for the Contract will consist of the resolution of all financial and reporting obligations of the Contractor. The Contractor will remain liable for the processing and payment of invoices and other claims for payment for Covered Services and other services provided to Members pursuant to this Contract prior to the expiration or termination. The Contractor will submit to DHS all reports required in Article VI, Scope of Work, for the period from the last submitted report through the expiration or termination date.

     All data and information provided by the Contractor will be accompanied by letter, signed by the responsible authority, certifying, under penalty of perjury, to the accuracy and completeness of the materials supplied.

3.16.4         TURNOVER AND PHASEOUT PERIOD

     Turnover and Phaseout Periods will occur during the same six (6) month time period and this period will commence on the date the Operations Period of the Contract or Contract extension ends. Turnover and Phaseout related activities are non-payable items.

3.17      TERMINATION

3.17.1         TERMINATION - STATE OR DIRECTOR

     DHS may terminate performance of work under this Contract in whole, or in part, whenever for any reason DHS determines that the termination is in the best interest of the State.

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     Notification will be given at least nine (9) months prior to the effective date of termination, except in cases where the Director determines the health and welfare of Members is jeopardized by continuation of this Contract, in which case the Contract will be immediately terminated. Notification will state the effective date of, and the reason for, the termination.

     In addition to other grounds for termination, failure to comply with any of the terms of this Contract will constitute cause for termination.

3.17.2         TERMINATION - CONTRACTOR

     If mutual agreement between DHS and the Contractor cannot be attained on capitation rates for rate years subsequent to September 30, 1997, the Contractor will retain the right to terminate the Contract, no earlier than September 30, 1998, by giving at least nine (9) months written notice to DHS to that effect. The effective date of any termination under this section will be September 30.

     Grounds for contract termination by a Contractor are limited to its unwillingness to accept the capitation rates determined by DHS, or if DHS decides to negotiate rates, there is a failure to reach mutual agreement on rates.

3.17.3         MANDATORY TERMINATION

     DHS will terminate this Contract in the event that: (1) the Secretary, DHHS, determines that the Contractor does not meet the requirements for participation in the Medicaid program, Title XIX of the Social Security Act, or (2) the Department of Corporations finds that the Contractor no longer qualifies for licensure under the Knox-Keene Health Care Service Plan Act by giving written notice to the Contractor. Notification will be given by DHS at least sixty (60) days prior to the effective date of termination, except in cases where the Director determines the health and welfare of Members is jeopardized by continuation of the Contract, in which case the Contract will be immediately terminated. Notification will state the effective date of, and the reason for, the termination.

     Under these circumstances, termination of the Operations period will be effective on the last day of the month in which the Secretary, DHHS, or DOC makes such determination, provided that DHS provides the Contractor with at least 60 days notice of termination. The termination of this Contract will be effective on the last day of the second full month from the date of the notice of termination. The Contractor agrees that 60 days notice is reasonable. Termination under this section does not relieve the Contractor of its obligations under the Turnover and Phaseout Requirements, Sections
     3.16.2 and 3.16.3.

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3.17.4         TERMINATION OF OBLIGATIONS

     All obligations to provide Covered Services under this Contract or Contract extension will automatically terminate on the date the Operations Period ends.

3.17.5         NOTICE TO MEMBERS OF TRANSFER OF CARE

     No later than sixty (60) days prior to the termination or expiration of the Contract, DHS will notify Members about their medical benefits and available options.

3.18      SANCTIONS

     In the event DHS finds Contractor non-compliant with the standards and requirements prescribed in this Contract, DHS will have the power and authority to impose sanctions provided in Welfare and Institutions Code,
     Section 14304 and Title 22, CCR, Section 53350. In addition, DHS may require the following:

     The Contractor to ensure providers or subcontractors cease activities which include, but are not limited to, referrals, assignment of beneficiaries, and reporting, until new activities are approved by DHS and the Contractor is again in compliance.

3.19      LIQUIDATED DAMAGES PROVISIONS

3.19.1         GENERAL

     It is agreed by the State and Contractor that:

          A. If Contractor does not provide or perform the requirements of this Contract or applicable laws and regulations, damage to the State will result;

          B. Proving such damages will be costly, difficult, and time-consuming;

          C. Should the State choose to impose liquidated damages, the Contractor will pay the State those damages for not providing or performing the specified requirements;

          D. Additional damages may occur in specified areas by prolonged periods in which Contractor does not provide or perform requirements;

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          E.   The damage figures listed below represent a good faith effort to quantify the range of harm that could reasonably be anticipated at the time of the making of the Contract;

          F. DHS may, at its discretion, offset liquidated damages from capitation payments owed to the Contractor;

          G. Imposition of liquidated damages as specified in Sections 3.19.2, 3.19.3, and 3.19.4 will follow the administrative processes described below;

          H. DHS will provide the Contractor with written notice specifying the Contractor requirement(s), contained in the Contract or as required by federal and State law or regulation, not provided or performed;

          I. During the Implementation Period, the Contractor will submit or complete the outstanding requirement(s) specified in the written notice within five (5) State working days from the date of the notice, unless, subject to the Contracting Officer's written approval, the Contractor submits a written request for an extension. The request must include the following: the requirement(s) requiring an extension; the reason for the delay; and the proposed date of the submission of the requirement;

          J. During the Implementation Period, if the Contractor has not performed or completed an Implementation Period requirement or secured an extension for the submission of the outstanding requirement, DHS may impose liquidated damages for the amount specified in Section 3.19.2;

          K. During the Operations Period, the Contractor will demonstrate the provision or performance of the Contractor's requirement(s) specified in the written notice within a thirty (30) calendar day Corrective Action period from the date of the notice, unless a request for an extension is submitted to the Contracting Officer, subject to DHS' approval, within five (5) days from the end of the Corrective Action period. If Contractor has not demonstrated the provision or performance of the Contractor's requirement(s) specified in the written notice during the Corrective Action period, DHS may impose liquidated damages for each day the specified Contractor's requirement is not performed or provided for the amount specified in Section 3.19.3.

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Molina Medical Centers                                                  95-23637
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          L.   During the Operations Period, if the Contractor has not performed or provided the Contractor's requirement(s) specified in the written notice or secured the written approval for an extension, after thirty (30) days from the first day of the imposition of liquidated damages, DHS will notify the Contractor in writing of the increase of the liquidated damages to the amount specified in
               Section 3.19.3.

     Nothing in this provision will be construed as relieving the Contractor from performing any other Contract duty not listed herein, nor is the State's right to enforce or to seek other remedies for failure to perform any other Contract duty hereby diminished.

3.19.2         LIQUIDATED DAMAGES FOR VIOLATION OF CONTRACT TERMS REGARDING THE
                              IMPLEMENTATION PERIOD

     DHS may impose liquidated damages of $5,000 per requirement specified in the written notice for each day of the delay in completion or submission of Implementation Period requirements beyond the periods defined in the Contract.

     If DHS determines that a delay or other non-performance was caused in part by the State, DHS will reduce the liquidated damages proportionately.

3.19.3         LIQUIDATED DAMAGES FOR VIOLATION OF CONTRACT TERMS OR REGULATIONS
                              REGARDING THE OPERATIONS PERIOD

     DHS may impose liquidated damages of $1,000 per Contractor requirement not performed or provided during the Operations Period. If after thirty (30) days or such longer period as DHS may allow, the Contractor has not demonstrated the provision or performance of the Contractor requirement specified in the written notice, DHS may issue a written notice that the liquidated damages will be increased to $2,000 per day per Contractor requirement until the Contractor requirement is performed or provided.

     If DHS determines that delay of the Contractor requirement was caused in part by the State, DHS will reduce the liquidated damages proportionately.

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Molina Medical Centers                                                  95-23637
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3.19.4         ANNUAL MEDICAL REVIEWS

     DHS may impose liquidated damages of not less than $10,000 and not to exceed $50,000 for each major deficiency determined during the annual medical review. If, after notice, the Contractor does not correct the deficiency to the satisfaction of DHS within thirty (30) days, or longer if authorized by DHS in writing, DHS may impose an additional liquidated damages of $5,000 per day per major deficiency that the major deficiency is not corrected as determined by DHS medical review staff.

     If DHS determines that non-performance of the requirement was caused in part by the State, DHS will reduce the liquidated damages proportionately.

3.19.5         CONDITIONS FOR TERMINATION OF LIQUIDATED DAMAGES

     Except as waived by the Contracting Officer, no liquidated damages imposed on the Contractor will be terminated or suspended until the Contractor issues a written notice of correction to the Contracting Officer certifying, under penalty of perjury, the correction of condition(s) for which liquidated damages were imposed. Liquidated damages will cease on the day of the Contractor's certification only if subsequent verification of the correction by DHS establishes that the correction has been made in the manner and at the time certified to by the Contractor.

     The Contracting Officer will determine whether the necessary level of documentation has been submitted to verify corrections. The Contracting Officer will be the sole judge of the sufficiency and accuracy of any documentation. Corrections must be sustained for a reasonable period of at least ninety (90) days from DHS acceptance; otherwise, liquidated damages may be reimposed without a succeeding grace period within which to correct. The Contractor's use of resources to correct deficiencies will not be allowed to cause other contract compliance problems.

3.19.6         SEVERABILITY OF INDIVIDUAL LIQUIDATED DAMAGES CLAUSES

     If any portion of these liquidated damages provisions is determined to be unenforceable, the other portions will remain in full force and effect.

3.20      ASSIGNMENTS

     The Contractor will not assign the Contract, in whole or in part, without the prior written approval of DHS.

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Molina Medical Centers                                                  95-23637
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3.21      DISPUTES AND APPEALS

     This Disputes and Appeals section will be used by the Contractor as the means of seeking resolution of disputes on contractual issues.

     Filing a dispute will not preclude DHS from recouping the value of the amount in dispute from the Contractor or from offsetting this amount from subsequent capitation payment(s). If the amount to be recouped exceeds 25 percent of the capitation payment, amounts of up to 25 percent will be withheld from successive capitation payments until the amount in dispute is fully recouped. If a recoupment or offset is later found to be inappropriate, DHS will repay the Contractor the full amount of recoupment or offset, plus interest at the Pooled Money Investment Rate pursuant to Government Code Section 16480 et seq.

3.21.1         DISPUTES RESOLUTION BY NEGOTIATION

     DHS and Contractor agree to try to resolve all contractual issues by negotiation and mutual agreement at the Contracting Officer level without litigation. The parties recognize that the implementation of this policy depends on open-mindedness, and the need for both sides to present adequate supporting information on matters in question.

     Before issuance of a Contracting Officer's decision, informal discussions between the parties by individuals who have not participated substantially in the matter in dispute will be considered by the parties in efforts to reach mutual agreement.

3.21.2         NOTIFICATION OF DISPUTE

     Within fifteen (15) days of the date the dispute concerning performance of this Contract arises or otherwise becomes known to the Contractor, the Contractor will notify the Contracting Officer in writing of the dispute, describing the conduct (including actions, inactions, and written or oral communications) which it is disputing.

     The Contractor's notification will state, on the basis of the most accurate information then available to the Contractor, the following:

     A.   That it is a dispute pursuant to this section.

     B. The date, nature, and circumstances of the conduct which is subject of the dispute.

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     C.   The names, phone numbers, function, and activity of each Contractor,
          Subcontractor, DHS/State official or employee involved in or knowledgeable about the conduct.

     D. The identification of any documents and the substances of any oral communications involved in the conduct. Copies of all identified documents will be attached.

     E.   The reason why the Contractor is disputing the conduct.

     F. The cost impact to the Contractor directly attributable to the alleged conduct, if any.

     G.   The Contractor's desired remedy.

     The required documentation, including cost impact data, will be carefully prepared and submitted with substantiating documentation by the Contractor. This documentation will serve as the basis for any subsequent appeal.

     Following submission of the required notification, with supporting documentation, the Contractor will diligently continue performance of this Contract, including matters identified in the Notification of Disputes, to the maximum extent possible.

3.21.3         CONTRACTING OFFICERS DECISION

     Any disputes concerning performance of this Contract will be decided by the Contracting Officer in a written decision stating the factual basis for the decision. The Contracting Officer will serve a copy of the decision on the Contractor. The decision of the Contracting Officer will be rendered within thirty (30) days of receipt of a Notification of Dispute or any additional substantiating documentation requested by the Contracting Officer, unless the Contracting Officer provides a written explanation to the Contractor why a longer period is necessary. The decision will be final and conclusive unless within thirty (30) days from the date of service of that decision the Contractor files with the Contracting Officer a written appeal addressed to the Director, DHS, State of California.

     The Contracting Officer's decision will:

     A. Find in favor of the Contractor, in which case the Contracting Officer may:

          1. Countermand the earlier conduct which caused the Contractor to file a dispute; or

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          2.   Reaffirm the conduct and, if there is a cost impact sufficient to constitute a change in obligations pursuant to the payment provisions contained in Article V, direct DHS to comply with that section.

     B. Deny the Contractor's dispute and, where necessary direct the manner of future performance; or

     C. Request additional substantiating documentation in the event the information in the Contractor's notification is inadequate to permit a decision to be made under A. or B. above, and will advise the Contractor as to what additional information is required, and establish how that information will be furnished. The Contractor will have thirty (30) days to respond to the Contracting Officer's request for further information. Upon receipt of this additional requested information, the Contracting Officer will have thirty (30) days to respond with a decision. Failure to supply additional information required by the Contracting Officer within the time period specified above will constitute waiver by the Contractor of all claims in accordance with Section 3.21.5.

3.21.4         CONTRACTOR DUTY TO PERFORM

     Pending final determination of any dispute hereunder, the Contractor will proceed diligently with the performance of this Contract and in accordance with the Contracting Officer's decision.

3.21.5         WAIVER OF CLAIMS

     If the Contractor fails to submit a Notification of Dispute, supporting and substantiating documentation, or any additionally required information in the manner and within the time specified in the Disputes and Appeals sections, that failure will constitute a waiver by the Contractor of all claims arising out of that conduct, whether direct or consequential in nature.

3.22      ENROLLMENT

     The Contractor will accept as Members Medi-Cal beneficiaries in the mandatory and voluntary aid categories as defined in Article II, Section X, Eligible Beneficiaries, including beneficiaries in Aid Codes who elect to enroll with the Contractor or are assigned to the Contractor.

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Molina Medical Centers                                                  95-23637
                                                                     Article III

3.22.1         ENROLLMENT - GENERAL

     Eligible Beneficiaries residing within the Service Area of the Contractor may be enrolled at any time during the term of this Contract. Eligible Beneficiaries will be accepted by the Contractor up to the limits imposed in Section 3.22.2, Enrollment Totals, and without regard to physical or mental condition, age, sex, race, religion, creed, color, national origin, marital status, sexual orientation or ancestry.

3.22.2         ENROLLMENT TOTALS

     * Enrollment under this contract in San Bernardino County will not exceed 136,332.

     *    Enrollment under this contract in Riverside County will not exceed
          83,038.

     Total Enrollment under this Contract will not exceed 219,370 Members.

3.22.3         COVERAGE

     Member coverage will begin at 12:01 a.m. on the first day of the calendar month for which the Eligible Beneficiary's name is added to the approved list of Members furnished by DHS to the Contractor. The term of membership will continue indefinitely unless this Contract expires, is terminated, or the Member is disenrolled under the conditions described in Section 3.22.5.

3.22.4         ENROLLMENT RESTRICTION

     Enrollment may proceed to the plan's maximum total number of Members unless restricted by DHS. Such restrictions will be defined in writing and the Contractor notified at least 10 days prior to the start of the period of restriction. Release of restrictions will be in writing and transmitted to the Contractor at least 10 days prior to the date of the release.

3.22.5         DISENROLLMENT

     Disenrollment will take place under the following conditions subject to approval by DHS in accordance with the provisions of Title 22, CCR, Section 53440(b):

     A.   Disenrollment of a Member is mandatory when:

          1.   The Member requests Disenrollment

          2.   The Member's eligibility for Enrollment with the Contractor is

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               terminated or eligibility for Medi-Cal is ended, including the death of the Member.

          3. Enrollment was in violation of Title 22, CCR, Sections 53400 or 53402, or requirements of this Contract regarding Marketing, and DHS or Member requests Disenrollment.

          4. Disenrollment is requested in accordance with Welfare and Institutions Code Sections 14303.1 or 14303.2.

          5. There is a change of a Member's place of residence to outside the Contractor's Service Area.

     B.   Disenrollment is based on the circumstances described in Article VI,
          Section 6.7.2, Excluded Services: Circumstances Under Which Member Disenrolled.

          Such Disenrollments will become effective on the first day of the second month following authorization for Disenrollment, provided Disenrollment was requested at least 30 days prior to that date.

     C. The Contractor will have the right to recommend to DHS the Disenrollment of any Member in the event of a breakdown in the "doctor-patient relationship" which makes it impossible for the Contractor's providers to render services adequately to a Member.

     D. Except as provided in subsection B, Membership will cease at midnight on the last day of the calendar month in which the Member's Disenrollment request is approved by DHS. On the first day of the month following the approval of the Disenrollment request, the Contractor is relieved of all obligations to provide Covered Services to the Member under the terms of this Contract. The Contractor agrees in turn to return to DHS any capitation payment forwarded to the Contractor for persons no longer enrolled under this Contract.

3.23      STANDARDS

     Each provider who delivers Covered Services to Members will meet applicable requirements established under Titles XVIII and XIX of the Social Security Act, unless exempted from those provisions; applicable requirements of Chapters 3 and 4, Subdivision 1, Division 3, Title 22, CCR; and the standards expressed in this Contract. All providers of Covered Services must be qualified in accordance with current applicable legal, professional, and technical standards and appropriately

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     licensed, certified or registered.

3.24      PHARMACEUTICAL SERVICES AND PRESCRIBED DRUGS

     The Contractor will provide pharmaceutical services and prescribed drugs, either directly or through Subcontracts, in accordance with all laws and regulations regarding the provision of pharmaceutical services and prescription drugs to Medi-Cal beneficiaries, including, but not limited to, Title 22, CCR, Section 53214. As a minimum, such pharmaceutical services and drugs will be available to Members during Service Site hours. When in the course of treatment provided to a Member by a Contractor provider under emergency circumstances requires the use of drugs, a sufficient quantity of such drugs will be provided to the Member to last until the Member can reasonably be expected to have a prescription filled.

3.25      FACILITIES

     Facilities used by the Contractor for providing Covered Services will comply with the provisions of Title 22, CCR, Section 53230.

3.26      LABORATORY CERTIFICATION

     A. To ensure that each laboratory used to perform services under this Contract or by Subcontract complies with federal and State law, each location at which any test or examination on materials derived from the human body for the purpose of providing information for the diagnosis, prevention, treatment or assessment of any disease, impairment, or health of a human being is performed shall have in effect:

          1. A current, unrevoked or unsuspended certificate, certificate for provider-performed microscopy procedures, certificate of accreditation, certificate of registration or certificate of waiver issued under the requirements of 42 United States Code
               Section 263a and the regulations adopted thereunder and found at 42 Code of Federal Regulations, Part 493; and, either

               a. A current, unrevoked or unsuspended license or registration issued under the requirements of Chapter 3 (commencing with Section 1200) of Division 2 of the California Business and Professions Code and the regulations adopted thereunder; or,

               b. Be operated in conformity with Chapter 7 (commencing with Section 1000) of Division 1 of the California Health and Safety

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                  Code and the regulations adopted thereunder.

     B. All places used to perform tests or examinations on human biological specimens (materials derived from the human body) are, by definition, "laboratories" under State and federal law.

     C. Laboratories may exist, therefore, at Nurses' stations within hospitals, clinics, Skilled Nursing Facilities, operating rooms, surgical centers, rural health clinics, Physician offices, Planned Parenthood clinics, mobile labs, health fairs, and city, county or State labs.

     D. Any laboratory that does not comply with the appropriate federal and State law is not eligible for participation in, or reimbursement from, the Medicare, Medicaid, or Medi-Cal programs.

3.27      SUBCONTRACTS

     The Contractor may elect to enter into Subcontracts with other entities in order to fulfill the obligations of the Contract. In doing so, the Contractor will meet the subcontracting requirements as stated in Title 22, CCR, Section 53250 and this Contract.

3.27.1         KNOX-KEENE AND REGULATIONS

     All Subcontracts will be in writing, and will be entered into in accordance with the requirements of the Knox-Keene Health Care Services Plan Act of 1975, Health and Safety Code Section 1340 et seq.; Title 10, CCR, Section 1300 et seq.; W&I Code Section 14200 et seq.; Title 22, CCR, Section 53000 et seq.; and applicable federal and State laws and regulations.

3.27.2         SUBCONTRACT REQUIREMENTS

     Each Subcontract will contain:

     A. The subcontractor's agreement to make all of its books and records, pertaining to the goods and services furnished under the terms of the Subcontract, available for inspection, examination or copying:

          1.   By DHS, DHHS, DOJ, and DOC.

          2. At all reasonable times at the subcontractor's place of business or at such other mutually agreeable location in California.

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          3.   In a form maintained in accordance with the general standards applicable to such book or record keeping.

          4. For a term of at least five years from the close of DHS' fiscal year in which the Subcontract was in effect.

          5.   Including all Encounter data for a period of at least five years.

     B. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor from the Contractor.

     C. Subcontractor's agreement to maintain and make available to DHS, upon request, copies of all sub-subcontracts and to ensure that all sub-subcontracts are in writing and require that the Sub-subcontractor:

          1. Make all applicable books and records available at all reasonable times for inspection, examination, or copying by DHS, DHHS, DOJ and DOC.

          2. Retain such books and records for a term of at least five years from the close of DHS' fiscal year in which the sub-subcontract is in effect.

     D. Subcontractor's agreement to assist the Contractor in the transfer of care pursuant to Section 3.16.2, in the event of Contract termination.

     E. Subcontractor's agreement to notify DHS in the event the agreement with the Contractor is amended or terminated. Notice is considered given when properly addressed and deposited in the United States Postal Service as first-class registered mail, postage attached.

     F. Subcontractor's agreement that assignment or delegation of the Subcontract will be void unless prior written approval is obtained from DHS.

     G. Subcontractor's agreement to hold harmless both the State and plan Members in the event the Contractor cannot or will not pay for services performed by the subcontractor pursuant to the Subcontract.

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3.27.3         DEPARTMENTAL APPROVAL - NON-FEDERALLY QUALIFIED HMOs

     Except as provided in Section 3.27.6, Federally Qualified Health Centers, a provider or management Subcontract entered into by a Contractor which is not a federally qualified HMO will become effective upon approval by DHS in writing, or by operation of law where DHS has acknowledged receipt of the proposed Subcontract, and has failed to approve or disapprove the proposed Subcontract within 60 days of receipt.

     Subcontract amendments will be submitted to DHS for prior approval at least 30 days before the effective date of any proposed changes governing compensation, services, or term. Proposed changes which are neither approved or disapproved by DHS, will become effective by operation of law 30 days after DHS has acknowledged receipt or upon the date specified in the Subcontract amendment, whichever is later.

3.27.4         DEPARTMENTAL APPROVAL - FEDERALLY QUALIFIED HMOs

     Except as provided in Section 3.27.6, Subcontracts entered into by a plan which is a federally qualified HMO will be:

     A.   Exempt from prior approval by DHS.

     B.   Submitted to DHS upon request.

3.27.5         COMPENSATION

     Contractor will not enter into any Subcontract if the compensation or other consideration which the subcontractor will receive under the terms of the Subcontract is determined by a percentage of the Contractor's payment from DHS. This subsection will not be construed to prohibit Subcontracts in which compensation or other consideration is determined on a capitation basis.

3.27.6         FEDERALLY QUALIFIED HEALTH CENTERS

     Contractor will not enter into a Subcontract with a Federally Qualified Health Center unless DHS approves the provisions regarding rates, which will be subject to the standard that they be reasonable, as determined by DHS, in relation to the services to be provided. In Subcontracts where the Federally Qualified Health Center has made the election to be reimbursed on a reasonable cost basis by the State, provisions will be included that require the subcontractor to keep a record of the number of visits by plan Members separate from Fee-For-Service Medi-Cal beneficiaries, in addition to any other data reporting requirements of the Subcontract.

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     Subcontracts with FQHCs will also meet Contract requirements of Article VI,
     Sections 6.6.19 and 6.6.20.

     In Subcontracts where a negotiated capitation rate or Fee-For-Service reimbursement rate is agreed to as total payment, a provision that the rate constitutes total payment will be explicitly stated in the Subcontract.

3.27.7         PUBLIC RECORDS

     Subcontracts entered into by the Contractor and all information received in accordance with this subsection will be public records on file with DHS, except as specifically exempted in statute. The names of the officers and owners of the subcontractor, stockholders owning more than 10 percent of the stock issued by the subcontractor and major creditors holding more than 5 percent of the debt of the subcontractor will be attached to the Subcontract at the time the Subcontract is presented to DHS.

3.27.8         DISCLOSURES

     Each Subcontract will contain at least the elements required by Section 3.27.2, Subcontract Requirements, and the following:

     A. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor from the plan.

     B.   Specification of the services to be provided.

     C. Specification that the Subcontract will be governed by and construed in accordance with all laws, regulations, and contractual obligations of the Contractor.

     D. Specification that the Subcontract or Subcontract amendments will become effective only as set forth in Sections 3.27.3 or 3.27.4.

     E. Specification of the term of the Subcontract including the beginning and ending dates as well as methods of extension, renegotiation and termination.

     F. Subcontractor's agreement to submit reports as required by the Contractor.

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3.27.9         PAYMENT

     Contractor will timely pay provider claims within thirty (30) working days after receipt, unless the Contractor is a federally qualified health maintenance organization, in which case the requirement is forty-five (45) working days from receipt. Notice must be provided to providers in the case of contested claims within thirty (30) working days after receipt, unless the Contractor is a federally qualified health maintenance organization, in which case the requirement is forty-five (45) working days from receipt. Contractor will have sufficient claims processing/payment systems to timely process and pay provider claims and to reasonably determine the status of received claims and calculate provisions for Incurred But Not Reported Claims.

3.28      CONFIDENTIALITY OF DATA

     The Contractor will perform the following duties and responsibilities with respect to confidentiality of information and data.

3.28.1         CONFIDENTIALITY OF INFORMATION

     Notwithstanding any other provision of this Contract, names of persons receiving public social services are confidential and are to be protected from unauthorized disclosure in accordance with Title 42, CFR, Section
     431.300 et seq., Section 14100.2, W&I Code, and regulations adopted thereunder. For the purpose of this Contract, all information, records, data, and data elements collected and maintained for the operation of the Contract and pertaining to Members will be protected by the Contractor from unauthorized disclosure.

     The Contractor may release Medical Records in accordance with applicable law pertaining to the release of this type of information.

3.28.2         CONTRACTOR'S DUTIES TO MAINTAIN CONFIDENTIALITY

     With respect to any identifiable information concerning a Member under this Contract that is obtained by the Contractor or its subcontractors, the
     Contractor: (1) will not use any such information for any purpose other than carrying out the express terms of this Contract, (2) will promptly transmit to DHS all requests for disclosure of such information, except requests for Medical Records in accordance with applicable law, (3) will not disclose except as otherwise specifically permitted by this Contract, any such information to any party other than DHS without DHS' prior written authorization specifying that the information is releasable under Title 42, CFR, Section 431.300 et seq., Section 14100.2, W&I Code, and regulations adopted thereunder, and (4) will, at the expiration or termination of this Contract, return all

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     such information to DHS or maintain such information according to written procedures sent to the Contractor by DHS for this purpose.

3.29      KEY PERSONNEL (DISCLOSURE FORM)

     A. Contractor will file an annual statement with DHS disclosing any purchases or leases of services, equipment, supplies, or real property from an entity in which any of the following persons have a substantial financial interest:

          1. Any person also having a substantial financial interest in the Contractor.

          2. Any director, officer, partner, trustee, or employee of the Contractor.

          3. Any member of the immediate family of any person designated in 1 or 2 above.

     B. Comply with federal regulations 42 CFR 455.104 (Disclosure by providers and fiscal agents: Information on ownership and control), 42 CFR 455.105 (Disclosure by providers: Information related to business transactions), and 42 CFR 455.106.

3.30      CONFLICT OF INTEREST - CURRENT AND FORMER STATE EMPLOYEES

     Contractor will not utilize in the performance of this Contract any State officer or employee in the State civil service or other appointed State official unless the employment, activity, or enterprise is required as a condition of the officer's or employee's regular state employment. Employee in the State civil service is defined to be any person legally holding a permanent or intermittent position in the State civil service.

3.31      RECORD KEEPING, AUDIT/INSPECTION OF RECORDS

     The Contractor will maintain such books and records necessary to disclose how the Contractor discharged its obligations under this Contract. These books and records will disclose the quantity of Covered Services provided under this contract, the quality of those services, the manner and amount of payment made for those services, the persons eligible to receive Covered Services, the manner in which the Contractor administered its daily business, and the cost thereof.

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3.31.1         BOOKS AND RECORDS

     These books and records will include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract including working papers; reports submitted to DHS; financial records; all Medical Records, medical charts and prescription files; and other documentation pertaining to medical and non-medical services rendered to Members.

3.31.2         RECORDS RETENTION

     These books and records will be maintained for a minimum of five years from the end of the Fiscal Year in which the Contract expires or is terminated, or, in the event the Contractor has been duly notified that DHS, DHHS, DOJ, or the Comptroller General of the United States, or their duly authorized representatives, have commenced an audit or investigation of the Contract, until such time as the matter under audit or investigation has been resolved, whichever is later.

3.32      AMENDMENT OF CONTRACT

     Should either party during the life of this Contract desire a change in this Contract, that change will be proposed in writing to the other party. The other party will acknowledge receipt of the proposal within 10 days of receipt of the proposal. The party proposing any such change will have the right to withdraw the proposal any time prior to acceptance or rejection by the other party. Any proposal will set forth a detailed explanation of the reason and basis for the proposed change, a complete statement of cost and benefits of the proposed change and the text of the desired amendment to this Contract which would provide for the change. If the proposal is accepted, this Contract will be amended to provide for the change mutually agreed to by the parties on the condition that the amendment is approved by DHHS, and the State Department of Finance, if necessary.

3.33      CONTRACTOR CERTIFICATIONS

     With respect to any report, invoice, record, papers, documents, books of account, or other Contract required data submitted, pursuant to the requirements of this Contract, the Contractor's Representative or his/her designee will certify, under penalty of perjury, that the report, invoice, record, papers, documents, books of account or other Contract required data is current, accurate, complete and in full compliance with legal and contractual requirements to the best of that individual's knowledge and belief, unless the requirement for such certification is expressly waived by DHS in writing.

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3.34      CHANGE REQUIREMENTS

3.34.1         GENERAL PROVISIONS

     The parties recognize that during the life of this Contract, the Medi-Cal Managed Care program will be a dynamic program requiring numerous changes to its operations and that the scope and complexity of changes will vary widely over the life of the Contract. The parties agree that the development of a system which has the capability to implement such changes in an orderly and timely manner is of considerable importance.

3.34.2         CONTRACTOR'S OBLIGATION TO IMPLEMENT

     The Contractor will make changes mandated by DHS. In the case of mandated changes in policy, regulations, statutes, or judicial interpretation, DHS may direct the Contractor to immediately begin implementation of any change by issuing a Change Order. If DHS issues a Change Order, the Contractor will be obligated to implement the required changes while discussions relevant to any capitation rate adjustment, if applicable, are taking place.

     DHS may, at any time, within the general scope of the Contract, by written notice, issue Change Orders to the Contract. This process will make use of the following documents:

     Medi-Cal Managed Care Division (MMCD) Policy Letters - This document will be utilized to notify the Contractor of clarifications made to the Medi-Cal Managed Care Program. This document will include instructions to the Contractor regarding implementation. This document will also be used to initiate various ongoing changes required of the Contractor throughout the Contract, the performance of which falls within the Contract's agreed upon capitated rate.

     Change Orders will be used when an Annual Capitation Rate, if applicable, is adjusted (See Article V, Payment Provisions). Change Orders may also be used to amend the Contractor's responsibilities.

3.35      MINORITY/WOMEN/DISABLED VETERAN BUSINESS ENTERPRISES (M/W/DVBE)

     Contractor will comply with applicable requirements of California law relating to Minority/Women/Disabled Veteran Business Enterprises (M/W/DVBE) commencing at Section 10115 of the Public Contract Code.

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3.36      DRUG FREE WORKPLACE ACT OF 1990

     Contractor will comply with applicable requirements of the Drug Free Workplace Act of 1990 (Government Code Section 8355).

3.37      INDEMNIFICATION

3.37.1         INDEMNIFICATION BY CONTRACTOR

     Contractor agrees to indemnify, defend, and save harmless the State, its officers, agents, and employees:

     A. From any and all claims and losses accruing or resulting to any and all Contractors, Subcontractors, materialmen, laborers, and any other person, firm, corporation, or other entity furnishing or supplying work services, materials, or supplies in connection with the performance of this Contract;

     B. From any and all claims and losses accruing or resulting to any person, firm, corporation, or other entity injured or damaged by the Contractor, its officers, employees, or Subcontractors in the performance of this Contract.

3.38      AMERICANS WITH DISABILITIES ACT OF 1990 REQUIREMENTS

     The Contractor will comply with all applicable federal requirements in
     Section 504 of the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990 (42 USC, Section 12100 et seq.), Title 45, Code of Federal Regulations (CFR), Part 84 and Title 28, CFR, Part 36.

3.39      NEWBORN CHILD COVERAGE

     The Contractor will provide Covered Services to a child born to a Member for the month of birth and the following month. For a child born in the month immediately preceding the mother's membership, the Contractor will provide Covered Services to the child during the mother's first month of Enrollment. No additional capitation payment will be made to the Contractor by DHS.

3.40      RECOVERY FROM OTHER SOURCES OR PROVIDERS

     Contractor will make reasonable efforts to recover the value of Covered Services rendered to Members whenever the Members are covered for the same services, either fully or partially, under any other State or federal medical care program or under other contractual or legal entitlement including, but not limited to, a private

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     group or indemnification program, but excluding instances of the tort liability of a third party. Contractor will coordinate benefits with other programs or entitlement, recognizing the other coverage as primary and Medi-Cal as the payor of last resort. Such monies recovered are retained by the Contractor.

3.41      THIRD-PARTY TORT LIABILITY

     Contractor will make no claim for recovery of the value of Covered Services rendered to a Member when such recovery would result from an action involving the tort liability of a third party or casualty liability insurance including Workers' Compensation awards and uninsured motorists coverage. The Contractor will identify and notify DHS of cases in which an action by the Medi-Cal Member involving the tort or Workers' Compensation liability of a third party could result in recovery by the Member of funds to which DHS has lien rights under Article 3.5 (commencing with Section 14124.70), Part 3, Division 9, Welfare and Institutions Code. Such cases will be referred to DHS within 10 days of discovery. To assist DHS in exercising its responsibility for such recoveries, Contractor will meet the following requirements:

     A. If DHS requests payment information and/or copies of paid invoices/claims for Covered Services to an individual Member, Contractor will deliver the requested information within 10-30 days of the request. The value of the Covered Services will be calculated as the usual, customary and reasonable charge made to the general public for similar services or the amount paid to subcontracted providers or out of plan providers for similar services.

     B.   Information to be delivered will contain the following data items:

          1.   Member name.

          2.   Full 14 digit Medi-Cal number.

          3.   Social Security Number.

          4.   Date of birth.

          5.   Contractor name.

          6.   Provider name (if different from Contractor).

          7.   Dates of service.

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          8.   Diagnosis code and/or description of illness/injury.

          9.   Procedure code and/or description of services rendered.

          10. Amount billed by a subcontractor or out of plan provider to Contractor (if applicable).

          11. Amount paid by other health insurance to Contractor or subcontractor.

          12. Amount and date paid by Contractor to subcontractor or out of plan provider (if applicable).

          13.  Date of denial and reasons (if applicable).

     C. Contractor will identify to DHS the name, address and telephone number of the person responsible for receiving and complying with requests for mandatory and/or optional at-risk service information.

     D. If Contractor receives any requests by subpoena from attorneys, insurers, or beneficiaries for copies of bills, Contractor will provide DHS with a copy of any document released as a result of such request, and will provide the name and address and telephone number of the requesting party.

3.42      OBTAINING DHS APPROVAL

     Contractor will obtain written approval from DHS prior to implementing or using the following:

     A. Providers of Covered Services, except for providers of seldom used or unusual services as determined by DHS.

     B.   Facilities.

     C. Subcontracts and sub-subcontracts with providers or for management services if the Contractor is not a federally qualified HMO.

     D.   Marketing activities.

     E. Marketing materials, promotional materials, and public information releases relating to performance under this Contract, Member service guides; Member newsletters; and provider claim forms unique to the Contract.

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     F.   Member Grievance procedure.

     G.   Member Disenrollment procedure.

     H.   Enrollment, Disenrollment and Grievance forms.

     Revisions to these items must be approved by DHS prior to taking effect.


3.43      PILOT PROJECTS

     DHS, pursuant to W&I Code Section 14094.3(c)(2), may establish pilot projects to test alternative managed care models tailored to the special health care needs of children under the California Children Services (CCS) Program. These pilot projects may affect the Contractor's obligations under the Contract in the areas of Covered Services, eligible enrollees, and administrative systems. These pilot projects will be implemented through Contract amendment pursuant to Section 3.32 and, if necessary, Change Order pursuant to Section 3.34. DHS will not require the Contractor to cover CCS services under the capitation rate as part of a pilot project unless the Contractor is a voluntary participant in the project.

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Molina Medical Centers                                                  95-23637
                                                                      Article IV

                        ARTICLE IV - DUTIES OF THE STATE

     In discharging its obligations under this Contract, the State will perform the following duties:

4.1       PAYMENT FOR SERVICES

     Pay the appropriate capitation payments set forth in Article V, Payment Provisions, to the Contractor for each eligible Member under this Contract, and ensure that such payments are reasonable and do not exceed the amount set forth in 42 CFR, Section 447.361. Payments will be made monthly for the duration of this Contract.

4.2       MEDICAL REVIEWS

     Conduct medical reviews at least once every 12 months in accordance with the provisions of Section 14456, Welfare and Institutions Code, and issue medical review reports to the Contractor detailing findings, recommendations, Corrective Action and liquidated damages, as appropriate.

4.3       FACILITY INSPECTIONS

     Conduct random on-site inspections, at the discretion of DHS of health Facilities and review and approve, in writing, the required Site Inspection Forms prior to their use for providing services to Members under the terms of this Contract. Inspections for continuing Facility adequacy will be conducted periodically thereafter.

4.4       ENROLLMENT PROCESSING

     Review applications for Enrollment submitted timely by the Enrollment Contractor, and check the eligibility of applicants for services under this Contract. For those applications for Enrollment received prior to the specified deadlines, DHS will provide to the Contractor a list of Members on a monthly basis, effective the first of the following month.

     Those applications for Enrollment received after the specified submission deadlines will become effective the first day of the second month following the receipt of the late application.

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Molina Medical Centers                                                  95-23637
                                                                      Article IV

4.5       DISENROLLMENT PROCESSING

     Review and process requests for Disenrollment and notify the Contractor and the Member of its decision.

4.6       TESTING AND CERTIFICATION OF MARKETING REPRESENTATIVES

     Test all Contractor Marketing Representatives for knowledge of the program prior to their engaging in Marketing or Medi-Cal Managed Care information activities on behalf of the Contractor. Certify as qualified Marketing Representatives, those persons demonstrating adequate knowledge of the program, provided they are of good moral character.

4.7       APPROVAL PROCESS

     Acknowledge in writing, within five working days of receipt, the receipt of any material sent to DHS by the Contractor under the provisions of Article III, Section 3.42, Obtaining Departmental Approval. Within 60 days of receipt, approve in writing the use of such material or provide the Contractor with a written explanation why its use is not approved.

4.8       PROGRAM INFORMATION

     Provide the Contractor with complete and current information with respect to pertinent policies, procedures, and guidelines affecting the operation of this Contract.

4.9       SANCTIONS

     Apply sanctions, in accordance with Title 22, CCR, Section 53350, to the Contractor for violations of the terms of this Contract, applicable federal and State laws and regulations.

4.10      CATASTROPHIC COVERAGE LIMITATION

     Limit the Contractor's liability to provide or arrange and pay for care for illness of, or injury to, Members which results from or is greatly aggravated by, a catastrophic occurrence or disaster.

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Molina Medical Centers                                                  95-23637
                                                                      Article IV

4.11      RISK LIMITATION

     Agree, that there will be no risk limitation and that Contractor will have full financial liability to provide covered services to enrolled beneficiaries.

4.12      NOTICE OF TERMINATION OF CONTRACT

     Notify Members of their health care benefits and options available upon termination or expiration of this Contract.

4.13      ACCESS REQUIREMENTS AND STATE'S RIGHT TO MONITOR

     The State will have the right to monitor all aspects of the Contractor's operation for compliance with the provisions of this Contract and applicable federal and State laws and regulations. Such monitoring activities will include, but are not limited to, inspection and auditing of Contractor, subcontractor, and provider Facilities, management systems and procedures, and books and records as the Director deems appropriate, at any time during the Contractor's or other Facility's normal business hours. The monitoring activities will be either announced or unannounced.

     To assure compliance with the Contract and for any other reasonable purpose, the State and its authorized representatives and designees will have the right to premises access, with or without notice to the Contractor. This will include the MIS operations site or such other place where duties under the Contract are being performed.

     Staff designated by the State or DHS will have access to all security areas and the Contractor will provide, and will require any and all of its subcontractors to provide, reasonable facilities, cooperation and assistance to State representative(s) in the performance of their duties. Access will be undertaken in such a manner as to not unduly delay the work of the Contractor and/or the subcontractor(s).

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Molina Medical Centers                                                  95-23637
                                                                       ARTICLE V

                         ARTICLE V - PAYMENT PROVISIONS

5.0       PAYMENT PROVISIONS

5.1       CONTRACTOR RISK IN PROVIDING SERVICES

     Contractor will assume the total risk of providing the Covered Services on the basis of the periodic capitation payment for each Member, except as otherwise allowed in this Contract. Any monies not expended by the Contractor after having fulfilled obligations under this Contract will be retained by the Contractor.

5.2       AMOUNTS PAYABLE

     The maximum amount payable for the 1995-96 Fiscal Year ending June 30, 1996 will not exceed $32,080,630. Any requirement of performance by DHS and the Contractor for the period of the Contract subsequent to June 30, 1996 will be dependent upon the availability of future appropriations by the Legislature for the purpose of this Contract. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 1996-97 Fiscal Year ending June 30, 1997 will not exceed $194,472,680. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 1997-98 Fiscal Year ending June 30, 1998 will not exceed $194,472,680. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 1998-99 Fiscal Year ending June 30, 1999 will not exceed $194,472,680. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 1999-2000 Fiscal Year ending June 30, 2000 will not exceed $194,472,680. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 2000-01 Fiscal Year ending June 30, 2001 will not exceed $194,472,680. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 2001-02 Fiscal Year ending June 30, 2002 will not exceed $145,854,520. The maximum amount payable under this Contract will not exceed $1,150,298,550.

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Molina Medical Centers                                                  95-23637
                                                                       ARTICLE V

5.3       CAPITATION RATES

     DHS will remit to the Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to the Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services will commence on the first day of operations, as determined by DHS. Capitation payments will be made in accordance with the following schedule of capitation payment rates:

     AID CODE CATEGORIES

     Family: 01,02,08,30,32,33,34,35,38,39,3A,3C,3P,3R,40,42,4C,4K,54,59,5K;
     Aged : 10,14,16,18; Disabled: 20,24,26,28,36,60,64,66,68,6A,6C;
     Child : 03,04,45,82; Adult : 86

     SAN BERNARDINO COUNTY 7/95 - 5/96       SAN BERNARDINO COUNTY 6/96 - 9/97

     Family           $  70.01               Family           $  71.59
     Child            $  67.91               Child            $  67.17
     Aged             $ 117.66               Aged             $ 121.76
     Disabled         $ 177.15               Disabled         $ 174.45
     Adult            $ 536.02               Adult            $ 554.73

     RIVERSIDE COUNTY 7/95 - 5/96            RIVERSIDE COUNTY 6/96 - 9/97

     Family           $  74.70               Family           $  76.39
     Child            $  68.51               Child            $  67.74
     Aged             $ 110.37               Aged             $ 114.62
     Disabled         $ 181.61               Disabled         $ 178.77
     Adult            $ 492.78               Adult            $ 509.94

5.4       CAPITATION RATES CONSTITUTE PAYMENT IN FULL

     Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all Administrative Costs incurred by the Contractor in providing or arranging for such services, but do not include payment for the recoupment of current or previous losses incurred by the Contractor. DHS is not responsible for making payments for recoupment of losses. The basis for the determination of the capitation payment rates is outlined in Attachment I (consisting of 20 pages).

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                                                                       ARTICLE V

5.5       DETERMINATION OF RATES

     DHS will determine the capitation rates for the initial period December 1, 1995, or the Contract effective date of operations if later, through September 30, 1997. Subsequent to September 30, 1997 and through the duration of the Contract, DHS will make an annual redetermination of rates for each rate year defined as the 12 month period from October 1, through September 30. DHS reserves the right to redetermine rates on an actuarial basis or move to a negotiated rate for each rate year. All payments beyond June 1996 and rate adjustments beyond September 1997 are subject to future appropriations of funds by the Legislature and the Department of Finance approval. Further, all payments are subject to the availability of Federal congressional appropriation of funds.

     If DHS redetermines rates on an actuarial basis, DHS will determine whether the rates will be increased, decreased, or remain the same. If it is determined by DHS that the Contractor's capitation rates will be increased or decreased, that increase or decrease will be effectuated through a Change Order to this Contract in accordance with the provisions of Article III, Section 3.34, Change Requirements, subject to the following provisions:

     A. The Change Order will be effective as of October 1 of each year covered by this Contract.

     B. In the event there is a any delay in a determination to increase or decrease capitation rates, so that a Change Order may not be processed in time to permit payment of new rates commencing October 1, the payment to the Contractor will continue at the rates then in effect. Those continued payments will constitute interim payment only. Upon final approval of the Change Order providing for the rate change, DHS will make adjustments for those months for which interim payment was made.

     C. Notwithstanding paragraph B, payment of the new annual rates will commence no later than December 1, provided that a Change Order providing for the new annual rates has been issued by DHS. By accepting payment of new annual rates prior to full approval by all control agencies of the Change Order to this Contract implementing such new rates, the Contractor stipulates to a confession of judgment for any amounts received in excess of the final approved rate. If the final approved rate differs from the rates agreed upon by the Contractor and DHS:

          1. Any underpayment by the State will be paid to the Contractor within 30 days after final approval of the new rates.

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Molina Medical Centers                                                  95-23637
                                                                       ARTICLE V

          2. Any overpayment to the Contractor will be recaptured by the State's withholding the amount due from the Contractor's next capitation check.

               If the amount to be withheld from that capitation check exceeds 25 percent of the capitation payment for that month, amounts up to 25 percent will be withheld from successive capitation payments until the overpayment is fully recovered by the State.

5.6       REDETERMINATION OF RATES - OBLIGATION CHANGES

     The Capitation rates may be adjusted during the rate year to provide for a change in obligations which results in an increase or decrease of more than one percent of cost (as defined in Title 22, CCR, Section 53322) to the Contractor. Any adjustments will be effectuated through a Change Order to the Contract subject to the following provisions:

     A. The Change Order will be effective as of the first day of the month in which the change in obligations is effective, as determined by DHS.

     B. In the event DHS is unable to process the Change Order in time to permit payment of the adjusted rates as of the month in which the change in obligations is effective, payment to Contractor will continue at the rates then in effect. Continued payment will constitute interim payment only. Upon final approval of the Change Order providing for the change in obligations, DHS will make adjustments for those months for which interim payment was made.

     If mutual agreement between DHS and the Contractor cannot be attained on capitation rates for rate years subsequent to September 30, 1997, the Contractor will retain the right to terminate the Contract, but no earlier than September 30, 1998. Notification of intent to terminate a Contract will be in writing and provided to DHS at least nine months prior to the effective date of termination. Contract termination due to an inability to reach agreement upon capitation rates is limited to termination at the end of each rate year, September 30th. Therefore, Contractor must provide termination notification by December 31st of the prior year for an effective termination date of September 30th. DHS will pay the capitation rates last offered for that rate period until the Contract is terminated.

5.7       REINSURANCE

     A. The Contractor may obtain reinsurance (stop loss coverage) for the cost of providing Covered Services under this Contract. Reinsurance will not limit

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Molina Medical Centers                                                  95-23637
                                                                       ARTICLE V

          the Contractor's liability below $5,000 per Member for any 12-month period as specified by DHS. The Contractor may obtain reinsurance for the total cost of services provided to Members by non-contractor emergency service providers and for 90 percent of all costs exceeding 115 percent of its income during any Contractor fiscal year.

     B. If Contractor selects State reinsurance, Contractor will submit a reinsurance claim form along with copies of the actual claims upon exceeding the reinsurance threshold. As part of the processing, actual claims are priced to appropriate Medi-Cal rates and the appropriate amount in excess of the reinsurance threshold is remitted to the Contractor by DHS.

     C. Claims submitted will not be paid by DHS unless received by DHS not later than the last day of the sixth month following the end of the twelve-month period in which they were incurred.

     D. The time specified for submission of claims may be extended for a period not to exceed one year upon a finding of "good cause" by the Director in the following circumstances:

          1. Where the claim involves health coverage, other than Medi-Cal, and the delay is necessary to permit the Contractor to obtain payment, partial payment, or proof of non-liability of that other health coverage.

          2. Where the claim submission was delayed due to eligibility certification or determination by the State or county.

          3. Where there was substantial interference with claim submission due to damage to or destruction of the Contractor's (or subcontractor's) business office or records by a natural disaster, including fire, flood or earthquake or other similar circumstances.

          4. Where delay in claims submission was due to other circumstances that are clearly beyond the control of the Contractor. Circumstances that will not be considered beyond the control of the Contractor include, but are not limited to:

               a. Negligence or delay of the Contractor or Contractor's employees, agents, and subcontractors.

               b. Misunderstanding of or unfamiliarity with Medi-Cal regulations, or the terms of this Contract.

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Molina Medical Centers                                                  95-23637
                                                                       ARTICLE V

               c. Illness, absence or other incapacity of a Contractor's employee, agent, or subcontractor responsible for preparation and submission of claims.

               d. Delays caused by the United States Postal Service or any private delivery service.

5.8       CATASTROPHIC COVERAGE LIMITATION

     DHS may limit the Contractor's liability to provide or arrange and pay for care for illness of, or injury to, Members which results from or is greatly aggravated by, a catastrophic occurrence or disaster.

     Contractor will return a prorated amount of the capitation payment following the Director's invocation of the catastrophic coverage limitation. The amount returned will be determined by dividing the total capitation payment by the number of days in the month. The amount will be returned to DHS for each day in the month after the Director has invoked the catastrophic coverage limitation clause.

5.9       FINANCIAL SECURITY

     If capitation is prepaid, Contractor will provide satisfactory evidence of and maintain Financial Security in an amount equal to at least one month's capitation payment, in a manner specified by DHS. The Financial Security will remain in effect for at least 90 days following termination or expiration of this Contract or until, in the judgment of DHS the obligations set forth in this Contract are fulfilled.

5.10      LIMITATION TO FEDERAL FINANCIAL PARTICIPATION

     Limitation to Federal Financial Participation is as follows:

     A. It is mutually understood between the parties that this Contract may have been written before ascertaining the availability of congressional appropriation of funds, for the mutual benefit of both parties in order to avoid program and fiscal delays which would occur if the Contract were executed after that determination was made.

     B. This Contract is valid and enforceable only if sufficient funds are made available to the State by the United States government for each Fiscal Year for the purpose of this program. In addition, this Contract is subject to any additional restrictions, limitations or conditions enacted by the Congress or any statute enacted by the Congress which may affect the provisions, terms or

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Molina Medical Centers                                                  95-23637
                                                                       ARTICLE V

          funding of this Contract in any manner.

     C. It is mutually agreed that if Congress does not appropriate sufficient funds for the program, this Contract will be amended to reflect any reduction in funds.

     D. DHS has the option to terminate the Contract under the 60 day termination clause or to amend the Contract to reflect any reduction in funds.

5.11      RECOVERY OF CAPITATION PAYMENTS

     DHS will have the right to recover amounts paid to the Contractor in the following circumstances as specified:

     A. DHS determines that a Member has either been improperly enrolled, or should have been disenrolled with an effective date in a prior month. DHS may recover the capitation payments made to the Contractor for the Member and absolve the Contractor from all financial and other risk for the provision of services to the Member under the terms of the Contract for the month or months in question.

     B. As a result of the Contractor's failure to perform contractual responsibilities to comply with mandatory federal Medicaid requirements, the Department of Health and Human Services (DHHS) disallows Federal Financial Participation (FFP) for payments made by DHS to the Contractor. DHS may recover the amounts disallowed by DHHS by an offset to the capitation payment made to the Contractor. If recovery of the full amount at one time imposes a financial hardship on the Contractor, DHS at its discretion may grant a Contractor's request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six (6) months.

     C. If DHS determines that any other erroneous or improper payment not mentioned above has been made to the Contractor, DHS may recover the amounts determined by an offset to the capitation payment made to the Contractor. If recovery of the full amount at one time imposes a financial hardship on the Contractor, DHS, at its discretion, may grant a Contractor's request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six (6) months.

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

                           ARTICLE VI - SCOPE OF WORK

6.0       ORGANIZATION

6.1         LEGAL CAPACITY

     Contractor will maintain the legal capacity to contract with DHS and maintain appropriate licensure as a health care service plan in accordance with the Knox-Keene Act.

6.2       ADMINISTRATION/STAFFING

6.2.1          CONTRACT PERFORMANCE

     Contractor will maintain the organization and staffing, for implementing and operating the Contract. Contractor will ensure the following:

     A.   The organization has an accountable governing body.

     B. This Contract is a high priority and that the Contractor is committed to supplying any necessary resources to assure full performance of the Contract.

     C. If the Contractor is a subsidiary organization, the attestation of the parent organization that this Contract will be a high priority to the parent organization, and that the parent organization is committed to supplying any necessary resources to assure full performance of the Contract.

6.2.2          MEDICAL DIRECTOR

     Contractor will maintain a full time Physician as Medical Director who will assume the following responsibilities:

     A. Ensure that medical decisions are rendered by qualified medical personnel, unhindered by fiscal or administrative management.

     B. Ensure that medical care provided meets the standards for acceptable medical care.

     C. Ensure that medical protocols and rules of conduct for plan medical personnel are followed.

     D.   Develop and implement medical policy.

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

     E.   Resolve medically related Grievances.

     F. Have a significant role in monitoring, investigating and hearing Grievances.

     G. Have a significant role in the Contractor's Quality Improvement program.

6.2.3          MEDICAL DECISIONS

     Contractor will ensure that medical decisions are not unduly influenced by fiscal management.

6.2.4          MEDICAL DIRECTOR CHANGES

     The Contractor will report to DHS any changes in the status of the Medical Director within ten (10) days.

6.2.5          ADMINISTRATIVE DUTIES/RESPONSIBILITIES

     The Contractor will maintain the organizational and administrative capabilities to carry out its duties and responsibilities under the Contract. This will include as a minimum the following:

     A. Designated persons, qualified by training or experience, to be responsible for the Medical Record service.

     B. Member and Enrollment reporting systems as specified in Section 6.4, Management and Information Systems and Section 6.9, Member Services/ Grievance Systems.

     C. A Member Grievance procedure, as specified in Section 6.9, Member Services/Grievance System.

     D. Data reporting capabilities sufficient to provide necessary and timely reports to DHS, as required by Section 6.4, Management Information Systems.

     E. Financial records and books of account maintained on the accrual basis, in accordance with Generally Accepted Accounting Principles, which fully disclose the disposition of all Medi-Cal program funds received, as specified in Section 6.3, Financial Information.

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

6.2.6          MEMBER REPRESENTATION

     Contractor will ensure that Medi-Cal Members are represented and participate in establishing the public policy of the plan, regarding the plan's Medi-Cal programs.

6.3       FINANCIAL INFORMATION

6.3.1          FINANCIAL VIABILITY/STANDARDS COMPLIANCE

     The Contractor will demonstrate financial viability/standards compliance to DHS' satisfaction for each of the following elements:

     A.   Tangible Net Equity (TNE).

          The Contractor at all times will be in compliance with the TNE requirements in accordance with Title 10, CCR, Section 1300.76.

     B.   Administrative Costs.

          Contractor's Administrative Costs will not exceed the guidelines as established under Title 10, CCR, Section 1300.78.

     C.   Standards of Organization and Financial Soundness.

          The Contractor will maintain reasonable standards of its organization sufficient to conduct the proposed operations and that its financial resources are sufficient for sound business operations in accordance with Title 10, CCR, Sections 1300.67.3, 1300.75.1, 1300.76, 1300.76.3,
          1300.77.1, 1300.77.2, 1300.77.3, 1300.77.4, 1300.78, and Title 22,
          CCR, Sections 53200, 53251, and 53324.

     D.   Working Capital.

          The Contractor will maintain a working capital ratio of at least 1:1.

6.3.2          FINANCIAL AUDIT/REPORTS

     The Contractor will ensure that an annual audit is performed according to
     Section 14459, W&I Code. Combined Financial Statements will be prepared to show the financial position of the overall related health care delivery system when delivery of care or other services is dependent upon Affiliates. Financial Statements will be presented in a form that clearly shows the financial position of the Contractor

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

     separately from the combined totals. Inter-entity transactions and profits will eliminated if combined statements are prepared. The Contractor will have separate certified Financial Statements prepared if an independent accountant decides that preparation of combined statements is inappropriate.

     A. The independent accountant will state in writing reasons for not preparing combined Financial Statements.

     B. The Contractor will provide supplemental schedules that clearly reflect all inter-entity transactions and eliminations necessary to enable DHS to analyze the overall financial status of the entire health care delivery system.

          1. In addition to annual certified Financial Statements the Contractor will complete the entire 1989 HMO Financial Report of Affairs and Conditions Format, commonly known as the "Orange Blank". The Certified Public Accountant's (CPA) audited Financial Statements and the "Orange blank" report will be submitted to DHS no later than ninety (90) calendar days after the close of the Contractor's Fiscal Year.

          2.   On a quarterly basis the Contractor will submit to DHS forty-five
               (45) calendar days after the end of each quarter under this Contract financial reports required by Title 22, CCR, Section 53324(c). The required quarterly financial reports will be prepared on the "Orange Blank" format and will include, at a minimum, the following reports/schedules:

               a.   Jurat.

               b.   Report 1A and 1B: Balance Sheet.

               c.   Report 2: Statement of Revenue, Expenses, and Net Worth.

               d. Statement of Cash Flow, prepared in accordance with Financial Accounting Standards Board Statement Number 96 (This statement is prepared in lieu of Report #3: Statement of Changes in Financial Position for Generally Accepted Accounting Principles (GAAP) compliance.

               e.   Report 4: Enrollment and Utilization Table.

               f.   Schedule F: Unpaid Claims Analysis.

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

               g.   Appropriate footnote disclosures in accordance with GAAP.

     C. The Contractor will authorize the independent accountant to allow representatives of DHS, upon written request, to inspect any and all working papers related to the preparation of the audit report.

6.3.3               MONTHLY FINANCIAL STATEMENTS

     The Contractor may be required to file monthly Financial Statements at DHS' request. If the Contractor is required to file monthly Financial Statements with DOC, they will file monthly Financial Statements with DHS.

6.3.4               COMPLIANCE WITH AUDIT REQUIREMENTS

     The Contractor will cooperate with DHS' own independent audits annually or as necessary for good cause, at the discretion of DHS. Such audits may be waived upon submission of the financial audit for the same period conducted by DOC pursuant to Section 1382 of the Health and Safety Code.

6.3.5               SUBMITTAL OF FINANCIAL INFORMATION

     The Contractor will prepare financial information requested in accordance with Generally Accepted Accounting Principles (GAAP) and where Financial Statements/projections are requested these statements/projections should be prepared on the 1989 HMO Reporting Format (commonly known as the "Orange Blank"). Where appropriate, reference has been made to the Knox-Keene Health Care Service Plan Act of 1975 Rules, found under Title 10, CCR,
     Section 1300.51 et. seq. Information submitted will be based on current operations.

6.4            MANAGEMENT INFORMATION SYSTEM

6.4.1               MANAGEMENT INFORMATION SYSTEM (MIS) CAPABILITY

     The Contractor will maintain an MIS that will provide support for all functions of the plan's processes and procedures related to the flow and use of data within the plan. The MIS must enable the Contractor to meet the contractual requirements contained in this Article. It will have the capability to capture and utilize various data elements to develop information for plan administration.

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

6.4.2               ENCOUNTER DATA SUBMITTAL

     The Contractor will submit Encounter data to DHS on a monthly basis 90 days following the end of the reporting month in which the Encounter occurred as specified in the Managed Care Encounter Data Reporting Manual. Encounter data will include the data elements as outlined in Attachment 9.4-B, Managed Care Encounter Data Reporting Elements of the RFA.

6.4.3               ACCESS TO MIS

     The Contractor will provide on-line read-only access to DHS to the Contractor's MIS.

6.4.4               LATE REPORTS

     The Contractor will ensure that, upon written notice by DHS of a late report, that they will submit the report within five (5) working days from the date of the post mark, or longer if allowed by DHS.

6.4.5               INACCURATE/INSUFFICIENT REPORTS

     The Contractor will ensure that the reports submitted to DHS shall contain complete and accurate information as outlined in Attachment 9.4-B of the RFA.

     Upon written notice by DHS that a report is insufficient or inaccurate, the Contractor will ensure that a corrected report is submitted to DHS within fifteen (15) days, or longer if allowed by DHS.

6.5            QUALITY IMPROVEMENT SYSTEM

6.5.1               GENERAL REQUIREMENT

     The Contractor will monitor, evaluate, and take effective action to address any needed improvements in the Quality of Care delivered by all practitioners providing services on its behalf in all types of settings: ambulatory, impatient or home setting. The Contractor will be accountable for the quality of health care delivered whether it be preventive, primary, specialty, emergency, or ancillary care services regardless of the number of contracting and subcontracting layers between the Contractor and the individual practitioner delivering care to the Member.

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6.5.1.1             WRITTEN DESCRIPTION

     The Contractor will implement and maintain a written description of its QIP which will include the following:

     A. Organizational commitment to deliver quality health care services, goals, and objectives including accreditation of its QIP program, which are evaluated and updated annually and include a time table for implementation and accomplishment.

     B. Organizational chart showing the key persons, the committees and bodies responsible for Quality Improvement, reporting relationships of QIP committees within the Contractor's organization, and provisions for support staff including reporting relationships.

     C. Qualifications of staff responsible for Quality Improvement studies and activities including appropriate education, experience and training.

     D.   The QIP scope of review, which must include:

          1. Quality of clinical care services including, but not limited to, preventive services, prenatal care, and family planning services.

          2. Quality of nonclinical services including, but not limited to, availability, accessibility, coordination and continuity of care.

          3. Representation of the entire range of care provided by the Contractor including all demographic groups, care settings
               (e.g. Emergency Services, inpatient, ambulatory, and home health care) and types of services (e.g. preventive, primary, specialty and ancillary).

     E. A description of specific Quality of Care studies and other activities to be undertaken over a prescribed period of time, the responsible individuals, organizational resources utilized to accomplish them, methodologies to be used, including but not limited to those that address health outcomes, and mechanisms for tracking issues over time.

     F. A description of a system for provider review of the QIP which at a minimum demonstrates Physicians' and other professionals' involvement and provisions for providing feedback to staff and providers regarding performance and outcomes.

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     G.   A description of the annual QIP report will include a summary of all
          QIP studies and other activities completed; trending of clinical and service indicators and other performance data; areas of deficiency and Corrective Actions undertaken; an evaluation of the overall effectiveness of the QIP and evidence that activities have contributed to significant improvements in care delivered to Members.

6.5.2          QIP ADMINISTRATIVE SERVICES

6.5.2.1             Accountability

     The Contractor will maintain a system of accountability which includes the participation of the Governing Body of the Contractor's organization, the designation of a Quality Improvement Committee with oversight and performance responsibility, the supervision of activities by the Medical Director, the inclusion of contracted Physicians and other providers in the process of QIP development and performance review.

6.5.2.2             GOVERNING BODY

     The Contractor will implement and maintain policies that specify the responsibilities of the Governing Body including at a minimum the following:

     A.   Approves the overall QIP and the annual report of the QIP.

     B. Appoints an accountable entity or entities within the Contractor's organization to provide oversight of the QIP.

     C. Routinely receives written progress reports from the QIP committee describing actions taken, progress in meeting QIP objectives, and improvements made.

     D. Formally reviews, (at least annually), a written report on the QIP which includes; studies undertaken, results, subsequent actions, and aggregate data on Utilization and quality of services rendered; and assess the QIP's continuity, effectiveness, and current acceptability.

     E. Directs the operational QIP to be modified on an ongoing basis, and tracks all review findings for follow-up.

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6.5.2.3             QUALITY IMPROVEMENT COMMITTEE

     The Contractor will implement and maintain a Quality Improvement Committee designated by, and accountable to the Governing Body. The role, structure, function of this committee will be delineated. The committee will meet at least quarterly but as frequently as necessary to demonstrate follow-up on all findings and required actions. On a scheduled basis the activities, findings, recommendations, and actions of the committee are reported to the Governing Body in writing. The Contractor will ensure that minutes of committee meetings are submitted to DHS quarterly for review. Subcontractors, who are representative of the composition of the contracted provider network, will actively participate in the Quality Improvement Committee. The Contractor will maintain a process to ensure confidentiality of QIP discussions as well as avoidance of conflict of interest on the part of the reviewer.

6.5.2.4             MEDICAL DIRECTOR

     The Contractor will ensure that the Medical Director will be directly involved in the implementation of Quality Improvement activities.

6.5.2.5             PROVIDER PARTICIPATION

     The Contractor will ensure that Physicians and other health care providers will be involved as an integral part of the Quality Improvement program. The Contractor will maintain and implement appropriate procedures to keep providers informed of the written QIP, its activities and outcomes. The Contractor will maintain employment agreements and provider contracts which include a requirement securing cooperation with the QIP. The Contractor will ensure that contracted hospitals and other subcontractors will allow the Contractor access to the Medical Records of its Members.

6.5.2.6             DELEGATION OF QIP ACTIVITIES

     The Contractor is accountable for Quality Improvement even when it delegates Quality Improvement activities to its subcontractors. The Contractor will maintain a system to ensure accountability of delegated QIP activities including:

     A. Maintenance of policies and procedures which describe delegated activities, QIP authority, function, and responsibility, how each subcontractor will be informed of its scope of QIP responsibilities, and the subcontractor's accountability for delegated activities.

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     B.   Establish reporting standards to include findings and actions taken by the subcontractor as a result of the QIP activities with the reporting frequency to be at least quarterly.

     C. Maintenance of written procedures and documentation of continuous monitoring and evaluation of the delegated functions, evidence that the actual Quality of Care being provided meets professionally recognized standards.

     D. Assurance and documentation that the subcontractor has the administrative capacity, task experience, and budgetary resources to fulfill its responsibilities.

     E. The Contractor will approve the delegate's QIP, including its policies and procedures which will meet standards set forth by the Contractor.

     F. The Contractor will ensure that the actual Quality of Care being provided is being continuously monitored and evaluated.

6.5.2.7             COORDINATION WITH OTHER MANAGEMENT ACTIVITIES

     The Contractor will implement and maintain Quality Improvement channels and facilitate coordination with other performance monitoring activities, including risk management and resolution and monitoring of Member complaints and Grievances. The Contractor's QIP will maintain linkages with other management functions such as network changes, medical management systems (i.e. pre-certification), practice feedback to Physicians, patient education/health education, Member services, and human resources feedback.

6.5.3          SYSTEMATIC PROCESS OF QUALITY IMPROVEMENT

6.5.3.1             GENERAL REQUIREMENTS

     The Contractor's QIP will objectively and systematically monitor and evaluate the quality and appropriateness of care and services rendered on an ongoing basis. The Contractor will conduct Quality of Care studies that address the quality of clinical care as well as the quality of health services delivery. The Contractor will ensure that the studies reflect the population served in terms of age groups, disease categories and special risk status. These studies will continuously monitor care against practice guidelines or clinical standards and will use appropriate Quality Indicators as measurable variables. The Contractor will ensure that data collected will be analyzed by the appropriate health professionals, and system issues will be addressed by multi-disciplinary teams. The Contractor will undertake Corrective Actions whenever problems are identified. The Contractor will maintain a system for tracking the issues

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     over time to ensure that actions for improvement are effective.

6.5.3.2             QUALITY OF CARE STUDIES

     The Contractor will perform eleven (11) focused studies on an ongoing basis as listed below:

     A.   Clinical Areas

          1.   Pediatric preventive services: immunizations and health screens.

          2.   Obstetrical care.

          3.   Adult preventive services.

     B.   Health Services Delivery Areas

          1.   Access to care.

          2.   Utilization of services.

          3.   Coordination of care.

          4.   Continuity of care.

          5.   Health Education.

          6.   Emergency Services.

          7.   Member satisfaction surveys.

          8.   Family planning.

6.5.3.3             STANDARDS AND GUIDELINES

     The Contractor will use the following standards and guidelines for Preventive Care as designated by DHS. The Contractor will adopt these standards and guidelines as a baseline for assessment against which care actually delivered can be compared. For Quality of Care studies in the health services delivery areas, the Contractor will use the specific standards set forth in the pertinent subsections. The Contractor's Quality of Care studies may include health services delivery issues other than the eleven (11) priority areas identified. For other clinical or health services delivery areas where

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     DHS has not specified clinical standards or practice guidelines, the
     Contractor will submit these standards or guidelines to DHS for approval six weeks prior to conducting the studies.

     A.   Pediatric:

          Periodic health screen schedule based on recommendations of the American Academy of Pediatrics (AAP) as specified in Title 17, CCR,
          Section 6800 et seq. Child Health and Disability Program (CHDP). Immunization schedule based on recommendations of either the Advisory Committee on Immunization Practices or the AAP will be acceptable.

     B.   Adult:

          Guidelines based on the Report of the United States Preventive Services Task Force.

     C.   Obstetric:

          Minimum standards based on recommendations of the American College of Obstetrics and Gynecology. Contractors are further required to provide risk assessment and interventions consistent with Comprehensive Perinatal Services Program (CPSP) requirements as specified in Title 22, CCR, Sections 51348 and 51348.1.

6.5.3.4             QUALITY INDICATORS

     The Contractor will use the following Quality Indicators for the required studies in preventive services indicated in Section 6.5.3.3.

     A.   Pediatric preventive services:

          Medi-Cal children who had received the required number of immunizations in the first two years of life.

     B.   Adult preventive services:

          1. Medi-Cal women aged 52-64 who had at least one mammogram during the past two years.

          2. Medi-Cal women aged 21-64 who had at least one Pap smear during the past 3 years.

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          3.   Medi-Cal Members between ages 20 and 64 screened for cholesterol at least once in the past five years.

     C.   Pregnant Women

          1. Medi-Cal pregnant Members who received adequate prenatal care based on:

               a. The month of pregnancy in which the beneficiary became a Member of the health plan.

               b. The month of pregnancy in which the initial comprehensive medical/OB visit occurred for each pregnant Member.

               c. The number of pregnancy related medical/OB visits during pregnancy, exclusive of delivery for each pregnant woman.

               d.   The delivery date for each pregnant Member.

          2.   Outcomes:

               a. Medi-Cal pregnant women who delivered live births (single or multiple), or still born greater than 20 weeks gestation;
                    by age, race/ethnicity, and risk status (high risk vs. others).

               b. Live born infants greater than or equal to 20 weeks gestation (linked to a Medi-Cal pregnant Member) who weighs:

                    1.   Up to 1499 grams (VLBW).

                    2.   1500 - 2499 grams (LBW).

                    3.   2500 - 4000 grams

                    4.   > 4000 grams

6.5.3.5        REPORTS

     The Contractor will initiate all Quality of Care studies within six months of operation and the progress and/or results of these Quality of Care studies will be submitted to DHS contract managers six months after initiation of the study (due fifteen (15) days after the end of the first year of operation) and at least quarterly updates thereafter.

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     Quarterly updates will be due fifteen (15) days after the end of the quarter.

6.5.4          CREDENTIALING AND RECREDENTIALING

6.5.4.1             GENERAL REQUIREMENTS

     The Contractor will develop, and maintain written policies and procedures which include initial Credentialing, recredentialing, recertification, and reappointment of practitioners. Contractor will ensure that policies and procedures are reviewed and approved by the Governing Body, or its designee. Contractor will ensure that the responsibility for recommendations regarding Credentialing decisions will rest with a Credentialing committee or other peer review body.

6.5.4.2             CREDENTIALING

     Contractor will ensure that the initial Credentialing process obtains and verifies the following information:

     A. A current valid license, registration or certificate to practice, a valid Drug Enforcement Agency registration number as applicable.

     B. Graduation from a medical school, completion of a residency, Board certified or Board eligible as applicable; education as required.

     C. Clinical privileges in good standing at the hospital designated by the practitioner as the primary admitting Facility (this requirement may be waived for practices which do not have or do not need access to hospitals), includes review of past history of curtailment or suspension of medical staff privileges.

     D.   Work history.

     E.   Professional liability claims history.

     F. Requested information from: National Practitioner Data Bank and the Medical Board of California (MBC).

     G.   Any sanctions imposed by Medi-Cal, Medicaid and Medicare.

     H. A signed statement by the practitioner at time of application regarding any physical or mental health problems, any history of chemical dependency/substance abuse, history of loss of license and/or felony convictions, history of loss or limitation of privileges or disciplinary actions.

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     As part of the initial Credentialing procedure, the Contractor will conduct site reviews of each potential Primary Care Physician's office.

6.5.4.3             RECREDENTIALING

     The Contractor will develop and maintain policies and procedures delineating the process for periodic reverification of clinical credentials. The Contractor will ensure that recredentialing occurs at least every two years. The Contractor will ensure that the process includes a review of all areas reviewed for Credentialing, excluding previously researched past history, a performance review which includes data from Member complaints, results of quality reviews, Utilization management, Member satisfaction surveys, and a site visit to Primary Care Physicians' Facilities will also be included in the recredentialing process.

6.5.4.4             DELEGATED CREDENTIALING

     The Contractor will ensure the qualifications of all network practitioners, approve new providers and sites, and terminate or suspend individual providers. The Contractor may delegate Credentialing and recredentialing activities but will monitor the completion and effectiveness of the delegated process, If the Contractor delegates Credentialing and recredentialing activities, the Contractor will implement and maintain policies and procedures which delineate the delegated activities and responsibility for these activities.

6.5.4.5             DISCIPLINARY ACTIONS

     The Contractor will implement and maintain a system for the reporting of serious quality deficiencies which result in suspension or termination of a practitioner to the appropriate authorities. The Contractor will implement and maintain policies and procedures for disciplinary actions including, reducing, suspending, or terminating a practitioner's privileges. Contractor will implement and maintain a provider appeal process. The Contractor will ensure that any providers impacted by adverse determinations will be provided due process through the Contractor's provider appeal process.

6.5.5          FACILITY REVIEW

6.5.5.1             GENERAL REQUIREMENT

     The Contractor will conduct Facility reviews on all Primary Care Provider's sites as part of the Credentialing procedures.

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6.5.5.2             REVIEW PROCEDURES

     The Contractor will ensure that its Facility review procedures will be submitted to DHS for approval prior to use and will comply with all of DHS requirements which include the following categories:

     A.   Front office procedures including:

          1.   Telephone access, triage/advice.

          2.   Appointment scheduling.

          3.   Missed appointment and follow-up.

          4.   Referral appointment and follow-up.

          5.   Referral (consultation) reports, lab and X-ray follow-up.

     B.   Fire and disaster plan.

     C.   Infection control.

     D.   Handling of bio-hazardous wastes.

     E.   Health education.

     F.   Medical emergencies.

     G.   Pharmacy policies (including handling of sample drugs).

     H.   Medical Records storage and filing.

     I.   Medical Records documentation.

     J.   Grievances.

     K.   Laboratory services.

     L.   Radiological services.

     M.   Preventive services for children, adults and pregnant women.

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     N.   Facility access for physically disabled individuals.

     O.   Human sterilization consent procedures.

6.5.5.3             NUMBER OF SITES TO BE REVIEWED PRIOR TO OPERATIONS

     The Contractor will ensure that Facility reviews are completed on at least 25 % of the total number of Primary Care sites or a minimum of 30 sites prior to initiating plan operation or new site expansion. Contractors with 30 sites or less, will complete Facility reviews on all sites prior to initiating operation. The Contractor with NCQA or JCAHO accreditation is exempted from this requirement.

6.5.5.4             NUMBER OF SITES TO BE REVIEWED AFTER OPERATIONS BEGIN

     The Contractor, regardless of NCQA or JCAHO accreditation, will complete Facility reviews on all (100%) Primary Care sites within 6 months after plan operation and will conduct ongoing Facility reviews as part of the recredentialing process.

6.5.5.5             DHS FACILITY INSPECTIONS

     Contractor will provide any necessary assistance to DHS in its conduct of Facility inspections and medical reviews of the Quality of Care being provided to Members. Contractor will ensure correction of deficiencies as identified by those inspections and reviews according to the frames delineated in the resulting reports.

6.5.5.6             CORRECTIVE ACTIONS

     The Contractor will take Corrective Actions if a DHS inspection finds a Primary Care site to be in substantial non-compliance. Contractor will ensure that Primary Care sites with major, uncorrected deficiencies are not allowed to begin operation.

6.5.5.7             CONTINUING OVERSIGHT

     The Contractor will remain responsible for the oversight and monitoring of delegated Facility review activities.

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6.5.6          MEMBERS RIGHTS AND RESPONSIBILITIES

6.5.6.1             GENERAL REQUIREMENT

     The Contractor will develop, implement and maintain written policies that address the Member's rights and responsibilities and will communicate these to its Members and providers.

6.5.6.2             WRITTEN POLICY: MEMBER'S RIGHTS

     The Contractor's written policy regarding Member rights will include the Member's right to be treated with respect, to be provided with information about the organization and its services, to be able to choose a Primary Care Physician within the Contractor's network, to participate in decision making regarding their own health care, to voice Grievances about the organization or the care received, to formulate advance directives, to have access to family planning services, FQHC, Indian Health, STD services and Emergency Services outside the Contractor's network pursuant to the federal law, the right to request a fair hearing, to have access to their Medical Record, and to disenroll.

6.5.6.3             WRITTEN POLICY: MEMBER'S RESPONSIBILITY

     The Contractor's written policy regarding Member responsibilities will include providing accurate information to the professional staff, following instructions, and cooperating with the providers.

6.5.6.4             MEMBER'S GRIEVANCE SYSTEM

     The Contractor will implement and maintain procedures to monitor the Members' Grievance system which includes:

     A. Procedure to ensure timely resolution and feedback to complainant. The Contractor will acknowledge receipt of the complaint within 5 days and resolve the complaint within 30 days or document reasonable efforts to resolve the complaint.

     B. Procedure for systematic aggregation and analysis of the Grievance data and use for Quality Improvement.

     C. Procedure to ensure that the Grievance submitted is reported to an appropriate level, i.e., medical issues versus health care delivery issues.

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6.5.6.5             MEMBER'S RIGHT TO CONFIDENTIALITY

     The Contractor will implement and maintain policies and procedures to ensure the Members' right to confidentiality of medical information.

     A. The Contractor will ensure that Facilities implement and maintain procedures that guard against disclosure of confidential information to unauthorized persons inside and outside the network.

     B. Contractor will counsel Members on their right to confidentiality and the Contractor will obtain Member's consent prior to release of confidential information.

     C. The Contractor will implement and maintain procedures to ensure the Members' confidentiality when accessing Sensitive Services such as family planning, STD, abortion and HIV testing.

6.5.6.6             MINOR'S RIGHTS AND SERVICES

     The Contractor will implement and maintain policies and procedures on providing treatment services to minors and their right to access Minor Consent Services.

6.5.6.7             MEMBER SATISFACTION SURVEYS

     The Contractor will conduct surveys of Member satisfaction with its services, at least annually:

     A.   At a minimum, the surveys will include the following groups of
          Members: Members filing Grievance/complaints, Members requesting change of providers or Facilities, groups who speak a primary language other than English meeting threshold levels, and Members requesting Disenrollment from the Contractor.

     B. The Contractor's Member survey will identify perceived problems in quality, availability and accessibility of care as well as reasons for Member's accessing care from an out-of-plan provider, e.g., family planning services.

     C. The Contractor will use the survey to identify sources of dissatisfaction, outline action steps to follow up on the findings, inform providers of the results, and reevaluate the effects of the actions taken.

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6.5.7          AVAILABILITY AND ACCESSIBILITY

6.5.7.1             GENERAL REQUIREMENT

     The Contractor will implement and maintain procedures for Members to obtain appointments for routine care, Urgent Care, emergency care, prenatal care, CHDP periodic health screens, adult initial health assessments, and procedures for obtaining appointments with specialists.

6.5.7.2             EMERGENCY CARE

     The Contractor will ensure that a Member with an Emergency Condition as defined in Article II, Definitions, will be seen immediately and Emergency Services will be available and accessible within the Service Area 24 hours a day. The Contractor will ensure adequate follow-up care for those Members who require non-emergent care and who are denied services in the emergency room.

6.5.7.3             URGENT CARE

     The Contractor will ensure that a Member needing Urgent Care will be seen within 48 hours upon request.

6.5.7.4             FIRST PRENATAL VISIT

     The Contractor will ensure that the first prenatal visit for a pregnant Member will be available within a week upon request.

6.5.7.5             WAITING TIMES

     The Contractor will develop, implement, and maintain a procedure to monitor waiting times in the providers' offices, telephone calls (to answer and return), and in obtaining various types of appointments as indicated in
     Section 6.5.7.1.

6.5.7.6             TELEPHONE PROCEDURES

     The Contractor will maintain a procedure for triaging Members' telephone calls and providing telephone medical advice.

6.5.7.7             AFTER HOURS CALLS

     At a minimum, Contractor will ensure that a Physician or a Nurse under his
     (her) supervision will be available for after-hours calls.

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6.5.7.8             SENSITIVE SERVICES

     The Contractor will implement and maintain procedures to ensure ready access to Sensitive Services for adult and adolescent Members. Adolescent Members will be able to access Sensitive Services without parental consent and through a provider other than the Primary Care Physician if so requested. Adults will be able to access Sensitive Services in a timely manner and without barriers such as Prior Authorization requirements.

6.5.7.9             ACCESS FOR DISABLED MEMBERS

     The Contractor's Facilities will comply with the requirements of Title III of the Americans with Disabilities Act of 1990, and will ensure access for the disabled which includes, but is not limited to, ramps, elevators, restrooms, designated parking spaces, and drinking water provision.

6.5.7.10            UNUSUAL SPECIALTY SERVICES

     The Contractor will arrange for the provision of seldom used or unusual specialty services from specialists outside the network when determined Medically Necessary.

6.5.8          MEDICAL RECORDS

6.5.8.1             GENERAL REQUIREMENT

     The Contractor will ensure that appropriate Medical Records for the Member will be available to health care providers at each Encounter.

6.5.8.2             MEDICAL RECORDS PROCEDURES

     The Contractor will implement and maintain the following:

               A. Procedures for storage and filing of Medical Records including: collection, processing, maintenance, storage, retrieval identification, and distribution.

               B. A written policy to ensure that Medical Records are protected and confidential.

               C. Written procedures for release of information and obtaining consent for treatment.

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               D.   Policies and procedures to ensure maintenance of Medical
                    Records in a legible, current, detailed, organized and comprehensive manner (records may be electronic or hard copy).

6.5.8.3             ON-SITE MEDICAL RECORDS

     The Contractor will ensure that an individual will be delegated the responsibility of securing and maintaining Medical Records at each site.

6.5.8.4             MEMBER MEDICAL RECORD

     The Contractor will ensure that a complete Medical Record will be maintained for each Member in accordance with Title 22, CCR, Section 53284, and it will reflect all aspects of patient care, including ancillary services, and at a minimum will include:

     A. Member identification on each page; personal/biographical data in the record.

     B. All entries dated and author identified; the entries will include at a minimum, the subjective complaints, the objective findings, and the plan for diagnosis and treatment.

     C. The record will contain a problem list, a complete record of immunizations and health maintenance or preventive services rendered.

     D.   Allergies and adverse reactions are prominently noted in the record.

     E. All informed consent documentation, including the human sterilization consent procedures required by Title 22, CCR, Sections 51305.1 through 51305.6, if applicable.

     F. All emergency care provided (directly by the contracted provider or through a emergency room) and the hospital discharge summaries for all hospital admissions while the patient is enrolled.

     G. All consultations, referrals, and specialists' reports, and all pathology and laboratory reports. Any abnormal results will have an explicit notation in the record.

     H. For Medical Records of adults, documentation of whether the individual has been informed and has executed an advanced directive such as a Durable Power of Attorney for Health Care.

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     I.   Request or refusal of language/interpretation services.

     J. Health education behavioral assessment and referrals to health education services. For patients 12 years or older, a notation concerning use of cigarettes, alcohol, and substance abuse, health education or counseling and anticipatory guidance.

6.5.8.5             MEDICAL RECORDS REVIEW

     The Contractor will implement and maintain a system to review records for compliance with Medical Records standards, and institute a Corrective Action when necessary. The Contractor will ensure that Medical Records will be reviewed for:

          A.   Uniformity of forms.

          B. Legibility (the record is legible to a person other than the writer).

          C.   Completeness.

          D.   Quality and appropriateness of services provided.

          E.   Immunizations.

          F.   Preventive health screening.

6.5.9          UTILIZATION MANAGEMENT

6.5.9.1             GENERAL REQUIREMENT

     The Contractor will develop, implement and maintain a Utilization Management (UM) program which includes list of services that require Prior Authorization, persons responsible for UM and their qualifications, procedures to evaluate Medical Necessity, criteria used for approval, referral and denial of services, information sources, and the process used to review and approve the provision of medical services.

6.5.9.2             UNDER AND OVER-UTILIZATION

     The Contractor will ensure that the UM program has mechanisms to detect both under and over-utilization of services.

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6.5.9.3             PRE-AUTHORIZATION/REVIEW PROCEDURES

     The Contractor will ensure that its pre-authorization and concurrent review procedures will meet the following minimum requirements:

          A. Review decisions are supervised by qualified medical professionals and all denials will be reviewed by a qualified Physician.

          B. There is a set of written criteria or guidelines for Utilization Review that is based on sound medical evidence, is updated regularly and consistently applied.

          C.   Reasons for decisions are clearly documented.

          D. There is a well-publicized appeals procedure for both providers and patients.

          E.   Decisions and appeals are made in a timely manner.

6.5.9.4             EXCEPTIONS TO PRIOR AUTHORIZATION REQUIREMENT

     The Contractor will ensure that Prior Authorization requirements are not applied to Emergency Services, family planning services, preventive services, sensitive and confidential services and basic prenatal care.

6.5.9.5             DELEGATING UM ACTIVITIES

     Contractor will ensure that delegated UM activities to subcontractors are approved and regularly evaluated. Contractor will ensure that this process is documented.

6.5.10         CONTINUITY OF CARE AND CASE MANAGEMENT

6.5.10.1            MEDICAL CASE MANAGEMENT

     The Contractor will provide basic medical case management to each Member.

6.5.10.2            INITIAL HEALTH ASSESSMENT

     The Contractor will develop, implement, and maintain procedures for the performance of initial health assessment for each Member within 120 days of Enrollment.

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6.5.10.3            REFERRALS AND FOLLOW-UP CARE

     The Contractor will develop, implement, and maintain an adequate system for tracking all referrals and follow-up care.

6.5.10.4            COORDINATION OF CARE

     The Contractor will maintain procedures for monitoring the coordination of care provided to the Member, including but not limited to coordination of discharge planning from inpatient Facilities, and coordination of all Medically Necessary services both within and outside the Contractor's provider network.

6.5.10.5            MISSED/BROKEN APPOINTMENTS

     The Contractor will implement and maintain policies and procedures to follow-up on missed/broken appointments.

6.5.10.6            CONTINUITY OF CARE

     The Contractor will ensure continuity of care from the Ambulatory Care setting to the inpatient care setting.

6.5.11         INPATIENT CARE

6.5.11.1            GENERAL REQUIREMENT

     The Contractor will implement and maintain procedures to monitor Quality of Care provided in an inpatient setting to its Members. If the Contractor delegates the QI functions to hospitals, the Contractor will maintain procedures to monitor the delegated function, including review of services provided by its Physicians within the hospital.

6.5.12         INFECTION CONTROL

6.5.12.1            INFECTION CONTROL PLAN

     The Contractor will implement and maintain an effective plan for the surveillance, prevention and control of infection. The Contractor will ensure that this plan will include the scope (both patient care and support services) the persons responsible, the policies and procedures and frequency of review (at least every 2 years), the role and responsibilities of each service, the monitoring activities, and approval by the Governing Body.

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6.5.12.2            INFECTION CONTROL POLICIES AND PROCEDURES

     The Contractor will implement and maintain policies for prevention and control of infection transmission in patients and personnel which include:

     A.   Application of universal precaution procedures.

     B. The availability of adequate infection control devices and supplies in the patient areas.

     C. Infectious or biohazardous waste disposal procedures complying with applicable State and federal regulations.

     D.   Isolation precautions and procedures.

     E. Cleaning and sterilization methods, agents, and schedules; including maintenance of autoclave, spore testing, storage of sterile packs, etc.

     F.   Training and continuing education of all personnel.

6.5.12.3            REVIEW OF PATIENT INFECTIONS

     The Contractor will ensure the review of patient infections that present the potential for prevention or intervention to reduce the risk of future occurrence.

6.5.12.4            REPORTING PROCEDURES

     The Contractor will implement and maintain a procedure for reporting infectious diseases to public health authorities as required by State law.

6.5.12.5            SUBCONTRACTS

     The Contractor will ensure that its infection control policies are communicated to its subcontractors and monitor its subcontractors for compliance.

6.6            PROVIDER NETWORK AND GEOGRAPHIC ACCESS

6.6.1               TIME AND DISTANCE STANDARD

     Contractor will maintain a network of Primary Care Physicians which are located within thirty (30) minutes or ten (10) miles of a Member's residence unless the Contractor has a DHS approved alternative time and distance standard.

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6.6.2               NETWORK CAPACITY

     The Contractor will maintain a provider network adequate to serve sixty percent (60%) of the Eligible Beneficiaries in the proposed county and provide the full scope of benefits. Contractor will increase the capacity of the network as necessary to accommodate Enrollment growth beyond the sixty percent (60%). However, after the first twelve months of operation, if Enrollments do not achieve seventy-five (75%) of the required network capacity, the Contractor's total network capacity requirement may be renegotiated.

6.6.3               NETWORK COMPOSITION

     The Contractor will maintain an adequate number of inpatient Facilities, Service Locations, Service Sites, professional, allied, specialist and supportive paramedical personnel within their network to provide Covered Services to its Members.

6.6.4               ACCESS REQUIREMENTS

     The Contractor will ensure Members access to all Medically Necessary specialists through staffing, subcontracting, or referral. Contractor will ensure adequate staff within the Service Area, including Physicians, administrative and other support staff directly and/or through Subcontracts, sufficient to assure that health services will be provided consistent with all specified requirements.

6.6.5               SPECIALISTS

     The Contractor will maintain adequate numbers and types of specialists within their network to accommodate the need for specialty care. Contractor will provide a recording/tracking mechanism for each authorized, denied, or modified referral. In addition, the Contractor will offer second opinions by Specialists to any Member upon request.

6.6.6               PROVIDER TO MEMBER RATIOS

     The Contractor will ensure that networks will satisfy the following full time equivalent provider to Member ratios:

     A.   Primary Care Physicians               1:2,000
     B.   Total Physicians                      1:1,200
     C.   Non-Physician Medical Practitioner    1:1,000

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6.6.7               PHYSICIAN SUPERVISOR TO NON-PHYSICIAN MEDICAL PRACTITIONER
                    RATIOS

     Contractor will ensure compliance with Title 22, CCR, Sections 51240 and 51241, and that full time equivalent Physician Supervisor to Non-Physician Medical Practitioner ratios do not exceed the following:

     A.   Nurse Practitioners           1:4
     B.   Midwives                      1:3
     C.   Physician Assistants          1:2
     D. Four (4) Non-Physician Medical Practitioners in any combination that does not include more than three nurse midwives or two physician assistants and maintains the full time equivalence limits.

6.6.8               SUBCONTRACTS

     The Contractor will execute Subcontracts pursuant to the requirements contained in Article III, Section 3.27, Subcontracts and Title 22, CCR,
     Section 53250.

6.6.9               TRADITIONAL AND SAFETY-NET PROVIDERS PARTICIPATION

     The Contractor will ensure the participation and broad representation of traditional and safety-net providers within the county. Federally Qualified Health Centers meet the definitions of both traditional and safety-net providers.

6.6.10              TRADITIONAL AND SAFETY-NET PROVIDER CAPACITY

     The Contractor will maintain the percentage of traditional and safety-net provider capacity submitted and approved by DHS.

6.6.11              EXISTING PATIENT-PHYSICIAN RELATIONSHIPS

     The Contractor will ensure that no traditional or safety-net provider, upon entry into the Contractor's network, suffers any disruption of existing patient-physician relationships, to the maximum extent possible. The Contractor will ensure that Members may choose traditional and safety-net providers as their Primary Care Physician. Contractor will submit a plan that proportionately includes contracting traditional and safety-net providers in the assignment process for Members who do not choose a Primary Care Physician.

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6.6.12              MONTHLY REPORT

     The Contractor will submit to DHS on a monthly basis, in a format specified by DHS, a report summarizing changes in the provider network. The report will identify provider deletions and additions and the resulting impact to:
     1) geographic access for the Members; 2) cultural and linguistic services;
     3) the targeted percentage of traditional and safety-net providers; 4) the ethnic composition of providers; and 5) the number of Members assigned to Primary Care Physicians and the percentage of Members assigned to traditional and safety-net providers. The Contractor will submit the report thirty (30) days following the end of the reporting month.

6.6.13              CONTRACT AND EMPLOYMENT TERMINATIONS

     Contractor will also ensure that provider contract or employment terminations do not adversely affect the ethnic composition of their provider network.

6.6.14              UTILIZATION OF DSH HOSPITALS

     The Contractor will increase Utilization of Disproportionate Share Hospitals by Members to a level specified by DHS upon notification. DHS will only impose this requirement if the Utilization of Disproportionate Share Hospitals has decreased in such magnitude as to jeopardize disproportionate status of hospitals in the county.

6.6.15              ADEQUATE FACILITIES AND PERSONNEL

     Contractor will demonstrate the continuous availability and accessibility of adequate numbers of institutional Facilities, Service Locations, Service Sites, and professional, allied, and supportive paramedical personnel to provide Covered Services including the provision of all medical care necessary under emergency circumstances on a 24-hour-a-day, 7-day-a-week basis. The Contractor will ensure that a plan Physician is available 24 hours a day for timely authorization of Medically Necessary care and to coordinate transfer of stabilized Members in the emergency department, if necessary. The Contractor will have as a minimum a designated Emergency Services Facility, providing care on a 24-hour-a-day, 7-day-a-week basis. This designated Emergency Services Facility will have one or more Physicians and one Nurse on duty in the Facility at all times.

6.6.16              EMERGENCY SERVICE PROVIDERS

     Contractor will pay for Emergency Services received by a Member from non-Contractor providers. Payments to non-Contractor providers will be for the treatment of the emergency medical condition including Medically Necessary services

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     rendered to a Member until the Member's condition has stabilized sufficiently to permit discharge, or referral and transfer in accordance with instructions from the Contractor. Emergency Services will not be subject to Prior Authorization by the Contractor.

     The Contractor will pay for those services provided by a non-Contractor emergency department (ED) that are required to determine whether treatment of the Member's condition qualifies as an Emergency Service. At a minimum, the Contractor must reimburse the non-Contractor ED and, if applicable, its affiliated providers for Physician services at the lowest level of evaluation and management CPT (Physician's Current Procedural Terminology) codes, unless a higher level is clearly supported by documentation, and for the Facility fee and diagnostic services such as laboratory and radiology.

     Payment by the Contractor for properly documented claims for services rendered by a non-Contractor provider pursuant to this section will be made in accordance with Article III, Section 3.27.9, and will not exceed the lower of the following rates applicable at the time the services were rendered by the provider:

     A.   The usual charges made to the general public by the provider.

     B. The maximum Fee-For-Service rates for similar services under the Medi-Cal Program.

     Disputed claims may be submitted to DHS for resolution under the provisions of Section 14454, W&I Code and Title 22, CCR, Sections 53620 through 53702. The Contractor agrees to abide by the findings of DHS in such cases, to promptly reimburse the non-Contractor provider within 30 days of the effective date of a decision that the Contractor is liable for payment of a claim and to provide proof of reimbursement in such form as the Director may require. Failure to reimburse the non-Contractor provider and provide proof of reimbursement to DHS within 30 days will result in liability offsets in accordance with Title 22, CCR, Section 53702.

6.6.17              USERS MANUAL AND BULLETINS

     Contractor will issue a Users Manual and Bulletins (updates) to the providers of Medi-Cal services. The manual and bulletins shall serve as a source of information to health care providers regarding Medi-Cal services, policies and procedures, statutes, regulations, telephone access and special requirements.

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6.6.18              PROVIDER TRAINING

     Contractor will ensure that all providers receive training regarding the Medi-Cal Managed Care program in order to operate in full compliance with the Contract and all applicable Federal and State regulations. Contractor will ensure that provider training relates to Medi-Cal Managed Care services, policies, procedures and any modifications to existing services, policies or procedures. Contractor will conduct training for all providers within ten (10) days after the Contractor places a newly contracted provider on active status. Contractor will ensure that ongoing training is conducted when deemed necessary by either the Contractor or the State.

6.6.19              FQHC SERVICES

     Contractor will meet federal requirements for access and reimbursement for FQHC services, including those in 42 United States Code Section 1396 b(m) and Medicaid Regional Memorandum 93-13. If FQHC services are not available in the provider network of either Medi-Cal managed care contractor in the county, the Contractor will reimburse FQHCs for services provided out-of-plan to the Contractor's Members at the interim FQHC rate determined by DHS.

     For family planning and Emergency Services, the provisions of Sections
     6.6.16 and 6.7.4.5 through 6.7.4.9 apply.

6.6.20              FQHC SUBCONTRACTS

     Any Subcontract with an FQHC will specify reimbursement on the basis of reasonable cost or at-risk capitation, and notwithstanding Article III,
     Section 3.27.4, the Contractor will submit it to DHS for approval of the reimbursement provision prior to implementation.

     If the Subcontract reimbursement is based on reasonable cost, the Contractor will demonstrate that the rate to be paid by the Contractor is a reasonable equivalent to the interim FQHC rate determined by DHS. The Subcontract will specify that the reimbursement from the Contractor does not constitute payment in full to the FQHC and that the FQHC will be entitled to cost reconciliation by DHS. The Subcontract will also require the FQHC to keep a record of the number of visits by plan Members separate from FFS Medi-Cal beneficiaries, in addition to any other data reporting requirements. DHS will perform the reconciliation to determine the FQHC's reasonable costs and will pay to or recover from the FQHC the difference between the amount reimbursed by the Contractor and the FQHC's reasonable costs.

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     If the subcontract reimbursement is at-risk capitation, the Subcontract must specify that the capitation is total payment. If reimbursement is at-risk capitation, DHS will not perform the reconciliation and will not pay the FQHC's reasonable costs.

6.6.21              INDIAN HEALTH SERVICES FACILITIES

     The Contractor will reimburse out-of-plan Indian Health Service Facilities for services provided to Members who are qualified to receive services from an Indian Health Service Facility. The Contractor will reimburse the out-of-plan Indian Health Service Facility at the approved Medi-Cal rate for that Facility.

     The requirements in Section 6.6.19 apply to any Indian Health Service Facility which is also an FQHC.

6.6.22              VISION CARE SERVICES

     Contractor will ensure a vision care services system, consistent with good professional practice, which provides that a Member may be seen initially by either of the following:

     A.   An optometrist or an ophthalmologist.

     B. A Primary Care Physician before referral to an optometrist or an ophthalmologist.

     Contractor will provide ophthalmic lenses in accordance with Section
     6.7.3.6.

6.6.23              SUBCONTRACTOR SERVICES

     The Contractor will not prohibit any subcontractor from providing services to Medi-Cal beneficiaries who are not Members of the Contractor's plan.

6.6.24              EMERGENCY DEPARTMENT PROTOCOLS

     Contractor will develop and maintain protocols for communicating and interacting with emergency departments. Protocols will be distributed to all emergency departments in the contracted Service Area and will include at a minimum the following:

     A. Description of telephone access, triage and advice systems used by the Contractor.

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     B.   A plan contact person responsible for coordinating services that can be accessed 24 hours a day.

     C.   Process for rapid interfacing with emergency care systems.

     D. Referral procedures (including after-hours instruction) which emergency department personnel can provide to Medi-Cal Members who present at the emergency department for non-emergency services.

     E. Procedures for emergency departments to report system and/or protocol failures and process for ensuring Corrective Action.

6.7            SCOPE OF SERVICES/MEDICAL STANDARDS/HEALTH EDUCATION

6.7.1          COVERED SERVICES

6.7.1.1             GENERAL REQUIREMENTS

     The Contractor will provide or arrange for all Medically Necessary Covered Services for Members. Covered Services are those services set forth in Title 22, CCR, Chapter 3, Article 4, beginning with Section 51301 and Title 17, CCR, Division 1, Chapter 4, Subchapter 13, beginning with Section 6840, unless otherwise specifically excluded under the terms of this Contract. The Contractor will ensure that the medical necessity of Covered Services is determined through Utilization control procedures established in accordance with Sections 6.5.9.3 and 6.5.9.4, unless specific Utilization control requirements are included as a term of the Contract under sections applicable to specific services.

6.7.1.2             REFERRAL SERVICES

     The Contractor will arrange for the timely referral and coordination of those services to which the Contractor or subcontractor has religious or ethical objections to perform or otherwise support and will demonstrate ability to arrange, coordinate and ensure provision of services through referrals at no additional expense to DHS.

6.7.2          EXCLUDED SERVICES: CIRCUMSTANCES UNDER WHICH MEMBER DISENROLLED

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6.7.2.1             MAJOR ORGAN TRANSPLANTS

     Major organ transplant procedures are not covered under the Contract. These procedures are bone marrow transplants, heart transplants, liver transplants, lung transplants, heart/lung transplants, combined liver and kidney transplants, combined liver and small bowel transplants.

     When a Member is identified as a potential transplant candidate, the Contractor will refer the Member to a Medi-Cal approved transplant center. If the transplant center Physician considers the Member to be a suitable candidate, the Contractor will submit a Prior Authorization Request to either the Medi-Cal Field Office (for adults) or the California Children Services Program (for children) for approval. The Contractor will initiate Disenrollment of the Member when all of the following has occurred: referral of the Member to the organ transplant Facility, the Facility's evaluation concurred that the Member is a candidate for an organ transplant and the transplant is authorized by either DHS' Medi-Cal Field Office (for adults) or the California Children Services Program (for children).

     Upon Disenrollment, the Contractor will ensure continuity of care by transferring all of the Member's medical documentation to the transplant Physician. The effective date of the Disenrollment will be retroactive to the beginning of the month in which the transplant is approved. All services provided during this month will be billed FFS.

     If the Member is evaluated and determined not to be a candidate for a major organ transplant or DHS denies authorization for a transplant, the Member will not be disenrolled. The cost of the evaluation and responsibility for the continuing treatment of the Member will remain with the Contractor.

6.7.2.2             WAIVER PROGRAMS

     The Contractor will maintain systems for identifying and referring Members to the appropriate waiver program. If the agency administering the waiver program concurs with the Contractor's assessment of the Member and there is available placement in the waiver program, the Contractor will initiate Disenrollment for the Member. The Contractor will provide documentation to ensure the Member's orderly transfer to the Medi-Cal Fee-For-Service program. If the Member does not meet the criteria for the waiver program, or if placement is not available, the Contractor will continue to case manage and provide all Medically Necessary services to the Member.

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6.7.2.3             LONG TERM CARE (LTC)

     Contractor will ensure that Members, other than Members requesting hospice services, in need of nursing Facility services are placed in Facilities providing the appropriate level of care commensurate with the Member's medical needs. These Facilities include Skilled Nursing Facilities, subacute Facilities, pediatric subacute Facilities, and Intermediate Care Facilities. The Contractor will base decisions on the appropriate level of care on the definitions set forth in Title 22, CCR, Sections 51118, 51120, 51120.5, 51121, 51124.5, and 51124.6 and the criteria for admission set forth in Title 22, CCR, Sections 51335, 51335.5, 51335.6, and 51334 and
     related sections of the Manual of Criteria for Medi-Cal Authorization referenced in Title 22, CCR, 51003(e).

     The Contractor will assess the projected length of stay of the Member upon admission to an appropriate Facility. If the Member will require long term care, care in the Facility for longer than the month of admission plus one month, the Contractor will submit a Disenrollment request for the Member to DHS for approval. The Contractor will provide all Medically Necessary Covered Services to the Member until the Disenrollment is effective. An approved Disenrollment request will become effective the first day of the second month following the month of the Member's admission to the Facility, provided the Contractor submitted the Disenrollment request at least 30 days prior to that date. If the Contractor submitted the Disenrollment request less than 30 days prior to that date, Disenrollment will be effective the first day of the month that begins at least 30 days after submission of the Disenrollment request. Upon Disenrollment, the Contractor will ensure the Member's orderly transfer from the Contractor to the Medi-Cal Fee-For-Service program.

     Admission to a nursing Facility of a Member who has elected hospice services as described in Title 22, CCR, Section 51349, does not affect the Member's eligibility for Enrollment under this Contract. Hospice services are Covered Services under this Contract and are not long term care services regardless of the Member's expected or actual length of stay in a nursing Facility.

6.7.3 EXCLUDED SERVICES: CIRCUMSTANCES UNDER WHICH MEMBER ENROLLED WITH SERVICE CARVE OUT

6.7.3.1             MISCELLANEOUS SERVICE CARVE OUTS

     Acupuncture services, adult day health care services, chiropractic services, and healing by prayer or spiritual means are not Covered Services under this Contract. The Contractor may, upon request, refer Members to these services.

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     Local Education Agency (LEA) assessment services provided to any student and any LEA services provided pursuant to an Individual Education Plan
     (IEP) or Individual Family Service Plan (IFSP) are not covered under the Contract.

6.7.3.2             CALIFORNIA CHILDREN SERVICES (CCS)

     CCS services are not covered under this Contract. The Contractor will identify children with CCS eligible conditions, arrange for their referral to the local CCS office, and will continue to provide case management of the children until eligibility is established with the CCS program. The Contractor will provide Primary Care and other services unrelated to the CCS eligible condition and will ensure the coordination of services between its Primary Care Providers, the CCS specialty providers, and the local CCS program.

6.7.3.3             MENTAL HEALTH

     The following mental health services are excluded from the Contract: all of SD/MC mental services (inpatient and outpatient); FFS/MC outpatient mental health services provided by psychiatrists and psychologists; FFS/MC inpatient mental health services. Effective June 1, 1996 all psychotherapeutic drugs prescribed by psychiatrists will be excluded.

     The Contractor will provide outpatient mental health services within the Primary Care Physician's scope of practice. The Contractor will refer Members who need specialty mental health services to the appropriate FFS/MC mental health provider or to the appropriate SD/MC provider. The Contractor will case manage the physical health of the Member and coordinate services with the mental health provider of the Member. Effective June 1, 1996 the Contractor will provide all psychotherapeutic drugs prescribed by its primary care physicians, but will not longer be responsible for psychotherapeutic drugs prescribed by psychiatrists.

6.7.3.4             ALCOHOL AND DRUG TREATMENT SERVICES

     Alcohol and drug treatment services available under the Short-Doyle Medi-Cal (SD/MC) program as defined in Title 22, CCR, Section 51341(a) and
     (c) and outpatient heroin detoxification as defined in Title 22, CCR,
     Section 51328 are excluded from this Contract.

     The Contractor will arrange and coordinate Medically Necessary services, including referral of Members requiring alcohol and drug treatment to SD/MC alcohol and drug treatment programs including outpatient heroin detoxification providers. The Contractor will assist Members in locating available treatment Service Sites. To the

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     extent that treatment slots are not available within the Contractor's geographical Service Area, the Contractor is encouraged to pursue placement outside the area.

6.7.3.5             DENTAL

     Dental services are not covered under this Contract. The Contractor will perform dental screening for all Members as part of the initial health assessment and refer Members to Medi-Cal dental providers. The Contractor will ensure referrals to dental providers.

6.7.3.6             VISION CARE - LENSES

     The Contractor will order the fabrication of optical lenses for Members from Prison Industry Authority (PIA) optical laboratories. DHS will reimburse PIA for these lenses in accordance with the contract between DHS and PIA. The Contractor will provide all other Covered Services described in Title 22, CCR, Section 51317, including contact lenses and eyeglass frames.

6.7.3.7             DIRECT OBSERVED THERAPY (DOT) FOR TREATMENT OF TUBERCULOSIS

     DOT services are not covered under this Contract. DOT services are offered by local health departments (LHDs). The Contractor will assess the risk of noncompliance for each Member who needs to be placed on anti-TB drugs. Members who are determined to be at risk will be referred to the LHD TB Control Officer for DOT. The Contractor will follow up and coordinate care with the LHD TB Control Officer.

     The Contractor will refer the following groups of Members with active TB for DOT: patients with demonstrated multiple drug resistance (defined as resistance to Isoniazid and Rifampin), patients whose treatment has failed or who have relapsed after completing a prior regimen, children and adolescents, and individuals who have demonstrated noncompliance (those who failed to keep office appointments).

     The Contractor will assess the following groups of Members for potential noncompliance and for consideration for DOT: substance abusers, persons with mental illness, the elderly, persons with unmet housing needs, and persons with language and/or cultural barriers.

6.7.3.8 DEPARTMENT OF DEVELOPMENTAL SERVICES ADMINISTERED MEDICAID HOME AND COMMUNITY BASED SERVICES WAIVER

     The HCBS waiver services are not covered under this Contract. The Contractor will maintain systems for identifying developmentally disabled Members who are at risk

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     for institutional placement and refer these Members to the HCBS waiver administered by DDS. If DDS concurs with the Contractor's assessment of the Member and there is available placement in the waiver program, the Member will receive waiver services while enrolled in the plan. The Contractor will continue to provide all Primary Care and other Medically Necessary Covered Services to a plan Member who is receiving HCBS waiver services. If the Member does not meet the criteria for the waiver program, or if placement is not available, the Contractor will continue to case manage and provide all Medically Necessary Covered Services to the Member.

6.7.4 CAPITATED SERVICES: SERVICES WITH SPECIAL ARRANGEMENTS AND/OR PAYMENT OF OUT-OF-PLAN PROVIDERS

6.7.4.1             SCHOOL LINKED CHDP SERVICES: COORDINATION OF CARE

     The Contractor will maintain a "medical home" for the Members and ensure the overall coordination of care and case management of Members who obtain CHDP services through the local school districts or school sites.

6.7.4.2             SCHOOL LINKED CHDP SERVICES: COOPERATIVE ARRANGEMENTS

     The Contractor will enter into one or a combination of the following arrangements with the local school district or school sites:

               A. Cooperative arrangements (e.g. Subcontracts) with school districts or school sites to directly reimburse schools for the provision of some or all of the CHDP services, including guidelines for sharing of critical medical information. The arrangements will also include guidelines specifying coordination of services, reporting requirements, quality standards, processes to ensure services are not duplicated, and processes for notification to Member/student/parent on where to receive initial and follow up services.

               B. Cooperative arrangements whereby the Contractor agrees to provide or contribute staff or resources to support the provision of school linked CHDP services.

               C. Referral protocols/guidelines between the Contractor and the school sites to assure that Members who are identified at school sites as being in need of CHDP services receive those services from the Contractor within the required State and federal time frames. This will include strategies for the Contractor to follow up and document that services

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                    are  provided to the Member.

               D. Any innovative approach that the Contractor may develop to assure access to CHDP services and coordination with and support for school based health care services.

6.7.4.3             SCHOOL LINKED CHDP SERVICES: SUBCONTRACTS

     The Contractor will ensure that the Subcontracts with the local school districts or school sites meet the requirements of Article III, Section
     3.27 and address the following: the population covered, beginning and end dates of the agreement, services covered, practitioners covered, outreach, information dissemination and educational responsibilities, Utilization Review requirements, referral procedures, medical information flows, patient information confidentiality, Quality Assurance interface, data reporting requirements, Grievances and complaint procedures.

6.7.4.4 EARLY AND PERIODIC SCREENING, DIAGNOSIS AND TREATMENT (EPSDT) SUPPLEMENTAL SERVICES, EXCLUDING CASE MANAGEMENT SERVICES

     For members under the age of 21 years, the Contractor will provide or arrange and pay for EPSDT supplemental services as defined in Title 22, CCR, Section 51184, excluding EPSDT case management services, except when EPSDT supplemental services are provided as CCS services pursuant to
     Section 6.7.3.2. The Contractor will determine the medical necessity of EPSDT supplemental services using the criteria established in Title 22, CCR, Section 51340.

     For Members under the age of 21 years, who meet the medical necessity criteria for EPSDT case management, pursuant to Title 22, CCR, Section 51340(f), the Contractor will refer the Member to a targeted case management (TCM) provider under contract with a local government agency pursuant to Welfare and Institutions Code Section 14132.44 or to entities and organizations, including Regional Centers, that provide TCM services pursuant to Welfare and Institutions Code Section 14132.48. If EPSDT case management services are rendered by these referral providers, the Contractor is not required to pay for the EPSDT case management services. If EPSDT case management services are not available from these referral providers, the Contractor will provide or arrange and pay for the EPSDT case management services.

6.7.4.5             FAMILY PLANNING: GENERAL REQUIREMENT

     The Contractor will provide the full array of family planning services covered under the Contract without Prior Authorization. Medi-Cal Members have the right to access

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     family planning services through any family planning provider. The
     Contractor will inform its Members in writing of their right to access any qualified family planning provider without Prior Authorization as required in Section 6.9.5(P), Membership Services Guide.

6.7.4.6             FAMILY PLANNING: INFORMED CONSENT

     The Contractor will ensure that informed consent will be obtained from Medi-Cal enrollees for all contraceptive methods, including sterilization, consistent with requirements of Title 22, CCR, Sections 51305.1 and 51305.3.

6.7.4.7             FAMILY PLANNING: OUT-OF-NETWORK REIMBURSEMENT

     The Contractor will reimburse out-of-network family planning providers for the following services provided to Members of childbearing age to temporarily or permanently prevent or delay pregnancy:

          A. Health education and counseling necessary to make informed choices and understand contraceptive methods.

          B. Limited history and physical examination. Comprehensive physicals are the responsibility of the Contractor.

          C. Laboratory tests if medically indicated as part of decision making process for choice of contraceptive methods. The Contractor will not be required to reimburse out-of-plan providers for pap smears if the Contractor has provided pap smears to meet the U.S. Preventive Services Task Force guidelines.

          D.   Diagnosis and treatment of STDs if medically indicated.

          E. Screening testing and counseling of at risk individuals for HIV and referral for treatment.

          F. Follow-up care for complications associated with contraceptive methods issued by the family planning provider.

          G.   Provision of contraceptive pills, devices, supplies.

          H.   Tubal ligation.

          I.   Vasectomies.

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          J.   Pregnancy testing and counseling.

6.7.4.8             FAMILY PLANNING: REIMBURSEMENT RATE

     The Contractor will reimburse out-of-plan family planning providers at the appropriate Medi-Cal FFS rate, unless otherwise negotiated.

6.7.4.9             SEXUALLY TRANSMITTED DISEASES (STDs)

     The Contractor will provide access to STD services without Prior Authorization to all Members both within and outside its provider network. The reimbursement of out-of-plan STD services is limited to one office visit per disease episode for the purposes of: (1) diagnosis and treatment of vaginal discharge and urethral discharge, (2) those STDs that are amenable to immediate diagnosis and treatment, and this includes syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, Trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale and (3) evaluation and treatment of Pelvic Inflammatory Disease (PID). The Contractor will provide follow-up care. The Contractor will reimburse STD providers at the Medi-Cal Fee-For-Service (FFS) rate, unless otherwise negotiated, and the Contractor will provide reimbursement only if STD treatment providers provide treatment records or documentation of the Member's refusal to release Medical Records to the Contractor along with billing information.

6.7.4.10            EARLY INTERVENTION SERVICES

     The Applicant will refer to the local Early Start program those children in need of early intervention services, e.g. those with an established condition leading to developmental delay, those in whom a significant development delay is suspected, or those whose early health history places them at risk for delay. The Contractor will also collaborate with the regional center or local Early Start program to provide all Medically Necessary diagnostic, preventive and treatment services.

6.7.4.11            SERVICES FOR PERSONS WITH DEVELOPMENTAL DISABILITIES

     The Contractor will provide all screening, preventive, and Medically Necessary and therapeutic services covered by the Contract to Members with developmental disabilities. The Contractor will coordinate all medical services rendered to the Members, including the determination of medical necessity. The Contractor will refer enrollees with developmental disabilities to the regional centers for those nonmedical services such as respite, out-of-home placement, supportive living, etc. for persons with substantial disabilities if such services are needed.

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6.7.4.12            CONFIDENTIAL HIV TESTING

     Members may access confidential HIV counseling and testing services through the Contractor's provider network and through the out-of-network local health department and family planning providers. The Contractor will reimburse these providers at the Medi-Cal FFS rate, unless otherwise negotiated, for HIV testing and counseling provided that out-of-network local health departments and family planning providers make all reasonable efforts, consistent with current laws and regulations, to report confidential test results to the Contractor.

6.7.4.13            IMMUNIZATIONS

     The Contractor will fully immunize its Members per DHS requirements. The Contractor will, upon request, provide updated information on the status of Members' immunizations and ensure reimbursement to LHDs for the administration fee of immunizations given to Members. However, the Contractor will not reimburse the LHD for an immunization provided to a Member who was already up to date as required per DHS. The LHD will provide immunization records when immunization services are billed to the Contractor. Providers other than LHDs will not be reimbursed by the Contractor unless they enter into an agreement with the Contractor.

6.7.4.14            NURSE MIDWIFE SERVICES

     The Contractor will meet federal requirements for access and reimbursement for Nurse Midwife services as defined in Title 22, CCR, Section 51345. Federal guidelines are currently under development. If federal guidelines require that Members have a right to go out-of-plan for Nurse Midwife services, the Contractor will reimburse Nurse Midwives for services provided out-of-plan to the Contractor's Members at the Medi-Cal Fee-For-Service rate.

6.7.5          REQUIRED REFERRAL ARRANGEMENTS

6.7.5.1             WOMEN, INFANTS, AND CHILDREN (WIC) SUPPLEMENTAL FOOD
                    PROGRAM: GENERAL REQUIREMENT

     The Contractor, as part of its initial assessment of Members, and as part of the initial evaluation of newly pregnant women, will provide and document the referral of pregnant, breastfeeding, or postpartum women or a parent/guardian of a child under the age of five, as indicated, to the WIC program as mandated by Title 42, CFR 431.635(c).

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6.7.5.2             WIC SUPPLEMENTAL FOOD PROGRAM: MEDICAL RECORDS

     The Contractor will conduct the hemoglobin or hematocrit test and use the CHDP program Form PM160 to document the laboratory values for eligible children and/or a prescription pad written by a Physician to document laboratory values for eligible women for referral to the WIC program. The Contractor will document such referrals in the Members' Medical Records.

6.7.6          MEDICAL STANDARDS - CLINICAL PREVENTIVE SERVICES

6.7.6.1             INITIAL HEALTH ASSESSMENT

     The Contractor will schedule and provide an initial health assessment (complete history and physical examination) to each Member within 120 days of the date of Enrollment, unless the Member's Primary Care Physician determines that the Member's Medical Record contains complete and current information consistent with the assessment requirements stated below. For Members age 21 years and older, the assessment will follow the guidelines required by Section 6.7.6.7. For Members under the age of 21 years, the assessment will follow the requirements of Title 17, CCR, Sections 6846 and 6847. If the Member fails to keep the scheduled appointment, the Contractor will recontact the Member in accordance with the procedures for follow up on missed appointments established pursuant to Section 6.5.10.5.

6.7.6.2             CHILDREN

     The Contractor will maintain and operate a system which ensures the provision of CHDP services to Members under the age of 21 years in accordance with the provisions of the Health and Safety Code, Section 320 et seq. and Title 17, CCR, Section 6840 through 6850. The system will include the following components:

     A.   Initial health assessments as required by Section 6.7.6.1.

     B. Notification, in writing, of the availability of health assessment services, the times and places where these services are available, and the method by which appointments for CHDP services may be made will be provided upon Enrollment and annually thereafter. Notification may be given to the parent(s) or guardian of the Member under the 21 years of age, or to the Member directly if the Member is an emancipated minor.

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     C.   Where a request is made for CHDP services by the Member, the Member's parent(s) or guardian or through a referral from the local CHDP program, an appointment will be made for the Member to be examined within two weeks of the request.

     D. Members under the age of 21 years will be scheduled for periodic health assessments in accordance with periodicity schedule recommended by the American Academy of Pediatrics and the immunizations will be provided following the recommendations of either the Advisory Committee on Immunization Practices or the American Academy of Pediatrics.

     E. At each non-emergency Primary Care Encounter with Members under the age of 21 years, the Member (if an emancipated minor) or the parent(s) or guardian of the Member will be advised of the CHDP services available from Contractor, if the Member has not received CHDP services in accordance with the CHDP periodicity schedule. Documentation will be entered in the Member's Medical Record which will indicate the receipt of CHDP services in accordance with the CHDP periodicity schedule or proof of voluntary refusal of these services in the form of a signed statement by the Member (if an emancipated minor) or the parent(s) or guardian of the Member. If the responsible party refuses to sign this statement, the refusal will be noted in the Member's Medical Record.

     F. Written notification and explanation of the results of CHDP health assessments will be supplied to the Member (if an emancipated minor) or the parent(s) or guardian of the Member in a timely manner. Upon request by the Member or the parent(s) or the guardian, the Contractor will provide for additional discussion or consultation regarding the results of the assessment if appropriate.

     G. Diagnosis and treatment of any medical conditions identified through any CHDP assessment will normally be initiated within sixty days of the CHDP assessment appointment, consistent with the terms of the Contract for the identified services or conditions. Justification for delays beyond sixty days will be maintained in the Medical Record.

     H. The Confidential Screening/Billing Report form, PM 160-PHP, will be used to report all CHDP Encounters. The Contractor will submit completed forms to DHS and to the local CHDP program within 30 days of the end of each month for all Encounters during that month.

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     I.   The Contractor will coordinate its CHDP system with the Local CHDP program as required by Section 6.7.8.1.

6.7.6.3             PREGNANT WOMEN: MINIMUM STANDARDS

     The Contractor will follow the American College of Obstetrics and Gynecologists (ACOG) standards (currently Seventh edition) as the minimum standards for services provided to Medi-Cal pregnant women. Contractor will develop and implement standardized risk assessment tools and risk intervention protocols which are consistent with CPSP requirements set forth in Title 22, CCR, Sections 51348 and 51348.1. Contractor will not implement them until they are approved by DHS.

6.7.6.4             PREGNANT WOMEN: PROVIDER CREDENTIALING STANDARDS

     The Contractor will apply its provider Credentialing standards to all providers providing perinatal services. These Credentialing standards are specified in the Contractor's Quality Improvement document which must be approved by DHS. The Contractor's obstetrical providers are exempt from the requirement of certification as a Medi-Cal comprehensive perinatal services provider.

6.7.6.5             PREGNANT WOMEN: RISK ASSESSMENT

     The Contractor will ensure that an obstetrical record and a comprehensive initial risk assessment tool is completed on all pregnant women at the initiation of pregnancy-related services. The risk assessment will include medical/obstetrical risk assessment; nutritional assessment; psychosocial assessment; and health education assessment. Evaluation of the patient's risk status will be done at each trimester and at the postpartum visit. All identified risk conditions will be followed up by interventions designed to ameliorate or remedy the condition or problem in a prioritized manner.

6.7.6.6             PREGNANT WOMEN: REFERRALS TO SPECIALISTS

     The Contractor will implement and maintain policies and procedures for appropriate referrals of high risk pregnancy women to specialists and have procedures for genetic screening and referral, and for admission to the appropriate hospitals for delivery.

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6.7.6.7             ADULTS

     Contractor will implement and maintain The Guide to Clinical Preventive Services, a report of the U.S. Preventive Service Task Force (USPSTF) as the minimum acceptable standard for Adult Preventive Health Services. The following are a core set of preventive services that will be provided to all asymptomatic, healthy adult Members (age 21 and older): (This is not an inclusive list of all appropriate preventive services. The presence of risk factors in individual patients will affect the type and quantity of preventive services that may be appropriate. A given patient may need additional services or core services at more frequent intervals).

     A. History and physical examination - an initial complete history and physical examination will be performed on each adult Member within 120 days of Enrollment. Targeted history and physical examination focusing on the needs and risk factors of each Member will be done every one to three years for adults age 21 to 64 years; and annually for individuals age 65 and older.

     B. Blood pressure - persons who are normotensive will have blood pressure measurements at least every 2 years.

     C. Cholesterol - total cholesterol will be measured at least once every 5 years for adults age 20 and older.

     D. Clinical breast examination - women over age 40 will have annual clinical breast examination.

     E. Mammogram - all women over age 50 will have a screening mammogram every 1 to 2 years, concluding at age 75 unless pathology has been demonstrated.

     F. Pap Smear - beginning at the age of first sexual intercourse, pap smears will be performed every one to three years, depending on the presence or absence of risk factors.

     G. Tuberculosis (Tb) screening - all adults will be screened for Tb risk factors upon Enrollment and Mantoux skin test will be performed on all persons at increased risk of developing Tb.

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6.7.6.8             TUBERCULOSIS (Tb)

     Tb screening, diagnosis, treatment and follow-up are covered under the Contract. The Contractor will provide Tb care and treatment in compliance with the guidelines recommended by American Thoracic Society and the Centers for Disease Control. Following the award, but prior to beginning operation, DHS will evaluate the Contractor's capability to deliver Tb care. If the Contractor is not capable of providing adequate Tb care, it will subcontract for those services. The Contractor will coordinate with LHDs in the provision of DOT, contact tracing, and other Tb services.

6.7.7          HEALTH EDUCATION

6.7.7.1             GENERAL REQUIREMENTS

     The Contractor will implement and maintain a system for providing Member health education services, clinical preventive services, health education and promotion and patient education and counseling. The system will utilize one to one and group interventions, written and audio-visual materials. The Contractor will ensure that the services are provided directly by the Contractor or through Subcontracts or formal agreements with other providers specializing in health education services. The Contractor will maintain a health education system which includes, at a minimum, the following services:

     A.   Member Education

          1.   Use of Clinical Preventive Services.

          2.   Promote Appropriate Use of Managed Care Plan Services.

          3.   Availability of Local Social and Health Care Programs.

     B.   Clinical Preventive Services, Education and Counseling:

          1.   Nutrition

          2.   Tobacco Prevention and Cessation

          3.   HIV/STD Prevention

          4.   Family Planning

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          5.   Exercise

          6.   Dental

          7.   Perinatal

          8.   Age Specific Anticipatory Guidance - EPSDT

          9.   Injury Prevention

          10.  Immunizations

     C.   Patient Education and Clinical Counseling

          1.   Diabetes

          2.   Asthma

          3.   Hypertension

          4.   Substance Abuse

          5.   Tuberculosis

          6.   Inpatient - Condition Specific

          7.   Other Outpatient

6.7.7.2             HEALTH EDUCATOR

     The Contractor will maintain administrative oversight of the program by a qualified full time health educator with a masters degree in community or public health education (MPH).

6.7.7.3             BEHAVIORAL ASSESSMENTS

     The Contractor will ensure that individual health education behavioral assessments are conducted on all Members within 120 days of Enrollment to determine health practices, values, behaviors, knowledge, attitudes, cultural practices, beliefs, literacy levels, or health education needs.

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6.7.7.4             HEALTH EDUCATION POLICIES AND PROCEDURES

     The Contractor will develop, implement, and maintain standards, policies and procedures and ensure provision of the following:

     A. Member orientation, education regarding health promotion, personal health behavior, and patient education and counseling.

     B.   Provider education on health education services.

     C. Individual health education behavioral assessment, referral, and follow-up.

6.7.7.5             HEALTH EDUCATION STANDARDS

     The Contractor will develop and maintain health education services standards, policies and procedures, and monitor provider performance to ensure the standards for health education services are maintained and include methods for formally communicating findings with providers.

6.7.7.6             HEALTH EDUCATION AND QIP

     The Contractor will ensure coordination and integration of the health education system with the Quality Improvement program.

6.7.7.7             GROUP NEEDS ASSESSMENT

     The Contractor will conduct a group needs assessment of their Members to determine health education needs including literacy level. The Contractor will submit to DHS a report summarizing the methodology, findings, proposed services, key activities, timeline for implementation and the responsible individuals. The Contractor will complete the needs assessment within six months after one year of operations under this Contract.

6.7.7.8             HEALTH EDUCATION WORKPLAN

     If the Contractor does not comply with all of the requirements in Sections
     6.7.7.1 through 6.7.7.9 upon implementation of die Contract, the Contractor will comply with all of the requirements for the provision of health education services except for the requirements in Section 6.7.7.6. Contractor will submit for DHS' approval a proposed workplan for meeting the full scope of requirements by the end of one year of operations under this Contract. Contractor will include in the workplan a description of the required activities, a timeline with milestones, and identify the

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     responsible individuals and the individual with overall responsibility. The
     Contractor will entitle the workplan "Health Education Services: Proposed Activities".

6.7.7.9             HEALTH EDUCATION READING LEVEL

     The Contractor will ensure that all plan materials used to communicate covered benefits are written at the appropriate reading level, as determined by the Contractor and approved by DHS.

6.7.8          LOCAL HEALTH DEPARTMENT COORDINATION

6.7.8.1             SUBCONTRACT

     The Contractor will execute a Subcontract for the specified public health services with the Local Health Department (LHD) in each county that is covered by this Contract. The Subcontract will specify the scope and responsibilities of both parties, billing and reimbursements, reporting responsibilities, and Medical Record management to ensure coordinated health care services. The Subcontract will meet the requirements contained in Article III, Sections 3.27 through 3.27.8. The specified public health services under the Subcontract are as follows:

     A.   Family Planning Services: as specified in Section 6.7.4.7

     B. STD services diagnosis and treatment of disease episode of the following STDs: syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale.

     C.   Confidential HIV testing: as specified in Section 6.7.4.12

     D.   Immunizations: as specified in Section 6.7.4.13

     E.   California Children Services (CCS)

     F.   Maternal and Child Health (MCH)

     G.   Child Health and Disability Prevention (CHDP) Program

     H.   Tuberculosis Direct Observed Therapy

     I.   Women, Infants, and Children (WIC) Supplemental Food Program

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     J.   Population based Prevention Programs: collaborate in LHD community based prevention programs

     Services A-D require provisions for reimbursement. All services require delineation of the roles and responsibilities of the Contractor and the local program.

     To the extent that Contractor does not meet this requirement on or before 4 months after award of this Contract, Contractor will submit documentation substantiating reasonable efforts to enter into Subcontracts.

6.8            MARKETING AND ENROLLMENT

6.8.1               MARKETING REPRESENTATIVES

     The Contractor will ensure, in addition to compliance with the requirements of Title 22, CCR, Section 53400, that:

     A. All Marketing Representatives including supervisors, have satisfactorily completed the Contractor's Marketing orientation and training program and the DHS Marketing Representative Certification Examination prior to engaging in Marketing activities on behalf of the Contractor.

     B. A Marketing Representative will not provide Marketing services on behalf of more than one Contractor.

     C. Marketing Representatives do not engage in Marketing practices that discriminate against an Eligible Beneficiary because of race, creed, age, color, sex, religion, national origin, ancestry, marital status, sexual orientation, physical or mental handicap, or health status.

6.8.2               LIABILITY

     The Contractor is responsible for all Marketing activity conducted on behalf of the Contractor. Contractor will be held liable for any and all violations by any Marketing Representatives.

6.8.3               CERTIFICATION OF MARKETING REPRESENTATIVES

     The Contractor will ensure that any office staff of a provider whose primary duties are Marketing, are certified as Marketing Representatives.

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6.8.4               ENROLLMENT PROGRAM

     Contractor will cooperate and participate in the DHS Enrollment program and will provide to DHS' Enrollment contractor Marketing materials, Evidence of Coverage and disclosure forms, Member services guide, list of network providers, linguistic and cultural capabilities of the Contractor and other information deemed necessary by DHS to assist beneficiaries in making an informed choice of health plan.

6.8.5               DISENROLLMENT FORMS

     Contractor will ensure that Disenrollment forms are available at all Primary Care sites and that staff at those locations are knowledgeable of Enrollment and Disenrollment requirements.

6.8.6               MARKETING PLAN

     Except for door to door Marketing which is prohibited, Contractors will implement and maintain a Marketing plan in compliance with MCOB Letter 93-12.

6.8.7               DHS APPROVAL

     Contractor will not conduct Marketing activities without written approval of its Marketing plan from DHS.

6.9            MEMBER SERVICES/GRIEVANCE SYSTEM

6.9.1               SYSTEM CAPACITY

     Contractor will maintain the capability to provide Member services to Medi-Cal Members through sufficient assigned staff.

6.9.2               MEMBER SERVICES EMPLOYEE TRAINING

     Contractor will ensure membership services staff are trained on all contractually required membership service functions including, policies, procedures, and scope of benefits.

6.9.3               DISCLOSURE FORMS

     Contractor will provide to all Members Disclosure Forms and Evidence of Coverage materials which constitute a fair disclosure of the provisions of the covered health care services.

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6.9.4               MEMBER IDENTIFICATION CARD

     Contractor will provide an identification card to each Member which identifies the Member and authorizes the provision of Covered Services to the Member. The card will specify that Emergency Services rendered to the Member by non-Contracting providers are reimbursable by the Contractor without Prior Authorization.

6.9.5               MEMBERSHIP SERVICES GUIDE

     Contractor will develop and distribute a Membership Services Guide that includes the following information:

     A.   The name, address and telephone number of the health plan.

     B. A description of the full scope of Medi-Cal covered benefits and all available services including health education, interpretive services, and "carve out" services and an explanation of any service limitations and exclusions from coverage.

     C. Procedures for obtaining Covered Services including the address and telephone number of each Service Site (locations of hospitals, Primary Care Physicians, optometrists, psychologists, pharmacies, Skilled Nursing Facilities, Urgent Care Facilities). In the case of a medical foundation or independent practice association, the address and telephone number of each Physician provider.

          1. The hours and days when each of these Facilities is open, the services and benefits available, and the telephone number to call after normal business hours.

     D. Procedures for selecting or requesting a change in Primary Care Physician, including requirements for change in PCP; reasons for which a request may be denied; and reasons why a provider may request a change.

     E. The purpose and value of scheduling an initial health assessment appointment.

     F.   The appropriate use of health care services in a managed care system.

     G. The availability and procedures for obtaining after hours services (24-hour basis) and care, including the appropriate provider locations and telephone numbers.

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

      H. Procedure for obtaining emergency health care both within and outside the Contractor's Service Area.

      I.  Process for referral to specialists.

      J. Procedures for obtaining transportation services if offered by the Contractor.

      K. The causes for which a Member will lose entitlement to receive services under this Contract. (See Article III, Section 3.27.5)

      L. Procedures for filing a complaint/Grievance, including procedures for appealing decisions regarding Member's coverage, benefits, or relationship to the organization. Include the title, address, and telephone number of the person responsible for processing and resolving complaints/Grievances.

      M. Procedures for Disenrollment, including an explanation of the Member's right to disenroll without cause at any time.

      N. Information on the Member's right to the Medi-Cal fair hearing process regardless of whether or not a complaint/Grievance has been submitted or if the complaint/Grievance has been resolved. The State Department of Social Services' Public Inquiry and Response Unit toll free telephone number (800) 952-5253.

      O. Information on the availability of, and procedures for obtaining, services at FQHCs and Indian Health Clinics.

      P. Information on the Member's right to seek family planning services from any qualified provider of family planning services such as the following statement:

          "Family planning services are provided to Members of child bearing age to enable them to determine the number and spacing of children. These services include all methods of birth control approved by the Federal Food and Drug Administration. As a Member, you pick a doctor who is located near you and will give you the services you need. Our Primary Care Physicians and OB/GYN specialists are available for family planning services. For family planning services, you may also pick a doctor or clinic not connected with Molina Medical Centers without having to get permission from Molina Medical Centers. Molina Medical Centers will pay that doctor or clinic for the family planning services you get".

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Molina Medical Centers                                                  95-23637
                                                                      Article VI

      Q. DHS' Office of Family Planning's toll free telephone number (1-800-942-1054) providing consultation and referral to family planning clinics.

      R. Any other information determined by DHS to be essential for the proper receipt of Covered Services.

6.9.6             ENROLLEE INFORMATION

      The Contractor will provide the following information to the Member or Member's family unit either in the form of a cover letter or insert in the above prescribed Membership Services Guide:

      A.  Each Member's effective date of Enrollment and term of Enrollment.

      B. The name, telephone number, and Service Site address of the Primary Care Physician chosen by or assigned to the Member.

6.9.7             DISTRIBUTION OF MEMBER SERVICES INFORMATION

      The Contractor will distribute the Member identification card and membership services guide to all Members, including family members, no later than seven (7) days after the effective date of the Member's Enrollment. The Contractor will revise this information, if necessary, and distribute it annually to each Member or Member's family unit.

6.9.8             CHANGES IN AVAILABILITY OR LOCATION OF COVERED SERVICES

      Contractor will ensure Medi-Cal Members are notified in writing of any changes in the availability or location of Covered Services at least thirty (30) days prior to the effective date of such changes, or within fourteen (14) days prior to the change in cases of unforeseeable circumstances. The notification must be approved by DHS prior to the release.

6.9.9             PRIMARY CARE PHYSICIAN SELECTION

      The Contractor will implement and maintain DHS approved procedures to ensure that each Member is allowed to select or change a Primary Care Physician from the Contractor's network of providers. The Contractor will assist Members in making their selection within thirty (30) days of their effective date of Enrollment. The Contractor will provide the Member sufficient information (verbal and written) in the appropriate language and reading level about the selection process and the available

Molina Medical Centers                                                  95-23637
                                                                      Article VI

      providers in the network to ensure their ability to make an informed decision.

6.9.10            PRIMARY CARE PHYSICIAN ASSIGNMENT

      If the Member does not select a Primary Care Physician within thirty (30) days of the effective date of Enrollment, Contractor will complete the assignment of the Member to a Primary Care Provider, notify the Member and the assigned Primary Care Physician within forty (40) days from the effective date of Enrollment. Contractor will ensure that adverse selection does not occur during the assignment process of Members to providers.

6.9.11            CONTINUITY OF CARE

      The Contractor will ensure that Members with an established relationship with a provider in the network, who have expressed a desire to continue their patient/provider relationship, are assigned to their provider without disruption in their care.

6.9.12            DISCLOSURE

      The Contractor will disclose to affected Members any reasons for which their selection or change in Primary Care Physician could not be made.

6.9.13            MEMBER COMPLAINT/GRIEVANCE SYSTEM

      Contractor will implement and maintain a Member complaint/Grievance system in accordance with Title 10, CCR, Section 1300.68, except subsection 1300.68(g), and Title 22, CCR, Sections 53200 and 53260.

      A. Contractor will acknowledge receipt of a complaint within 5 days. The written acknowledgement will also notify the complainant of a person at the plan who may be contacted regarding the complaint. The Contractor will resolve the complaint within 30 days.

6.9.14            DISENROLLMENTS

      Contractor will implement and maintain procedures to ensure that requests for Disenrollments made under the following circumstances are referred to the county Enrollment Contractor immediately and are not processed through the Grievance process:

Molina Medical Centers                                                  95-23637
                                                                      Article VI

      A. The Member's eligibility as a Medi-Cal beneficiary for Enrollment in the plan is terminated.

      B.  The Enrollment is in violation of Sections 53400 or 53402.

      C.  The request for Disenrollment is pursuant to Section 53508.

      D.  Change of a Member's place of residence outside the plan's Service
          Area.

6.9.15            DENIAL, DEFERRAL, OR MODIFICATION OF PRIOR AUTHORIZATION
                  REQUESTS

      A. Contractor will notify Members of denial, deferral, or modification of requests for Prior Authorization, in accordance with Title 22, CCR, Sections 51014.1 and 53261 by providing written notification to Members and/or their authorized representative, regarding any denial, deferral or modification of a request for approval to provide a health care service. This notification must be provided as specified in Title 22, CCR, Sections 51014.1 and 53261, when all of the following conditions exists:

          1. The request is made by a health care provider who has a formal arrangement with the Contractor to provide services to Medi-Cal Members.

          2. The request is made by the provider through the formal Prior Authorization procedures operated by the Contractor.

          3. The service for which Prior Authorization is requested is a Medi-Cal Covered Service for which the Contractor has established a Prior Authorization requirement.

          4. The Prior Authorization decision is being made at the ultimate level of responsibility within the Contractor's organization for approving, denying, deferring or modifying the service requested but prior to the point at which the Member must initiate the Contractor's complaint/Grievance procedure.

      B. Contractor will provide for a written notification to the Member and the Member's representative on a standardized form approved by DHS, informing the Member of all the following:

          1. The Member's right to, and method of obtaining, a fair hearing to contest the denial, deferral or modification action.

Molina Medical Centers                                                  95-23637
                                                                      Article VI

          2. The Member's right to represent himself/herself at the fair hearing or to be represented by legal counsel, friend or other spokesperson.

          3. The name and address of the Contractor and the State toll-free telephone number for obtaining information on legal service organizations for representation.

      C. The notice to the Member may inform the Member that the Member may file a complaint/Grievance concerning the Contractor's action using the Contractor's complaint/Grievance process prior to or concurrent with the initiation of the fair hearing process.

      D. The Contractor will provide required notification to beneficiaries and the representatives in accordance with the time frames set forth in Title 22, CCR, Sections 51014.1 and 53261.

6.10              CULTURAL AND LINGUISTIC SERVICES REQUIREMENTS

6.10.1                 CIVIL RIGHTS ACT OF 1964

          The Contractor will ensure compliance with Title 6 of the Civil Rights Act of 1964 (42 U.S.C. Section 2000d, 45 C.F.R. Part 80) which prohibits recipients of federal financial assistance from discriminating against persons based on race, color, or national origin.

          The Contractor will provide 24 hour access to interpreter services for all Members at all provider sites within the Contractor's network either through telephone language services or interpreters.

6.10.2                 LINGUISTIC SERVICES

          The Contractor will provide linguistic services to a population group of mandatory Medi-Cal eligibles residing in the proposed Service Area who indicate their primary language as other than English and who meet a numeric threshold of 3,000, or a population group of mandatory Medi-Cal eligibles residing in the proposed Service Area who indicate their primary language as other than English and who meet the concentration standards of 1,000 in a single ZIP code or 1,500 in two contiguous ZIP codes.

          The Contractor will provide the following services to those Member groups at these key points of contact:

Molina Medical Centers                                                  95-23637
                                                                      Article VI

      A.  Key Points of Contact

          1. Medical: Advice and Urgent Care telephone, face to face Encounters with providers.

          2. Non-medical: membership services, orientations, and appointments.

      B.  Types of Services

          1.      Interpreters.

          2.      Translated signage.

          3.      Translated written materials.

          4. Referrals to culturally and linguistically appropriate community services programs.

6.10.3            LINGUISTIC CAPABILITY OF EMPLOYEES

      The Contractor will assess, identify and report the linguistic capability of interpreters or bilingual employed and contracted staff (clinical and non-clinical).

6.10.4            SUBCONTRACTS

      The Contractor will document in the Subcontracts with Traditional and Safety-Net providers the linguistic services to be provided and the individuals who will provide the linguistic services to Members within the proposed Service Area.

6.10.5            COMMUNITY ADVISORY COMMITTEE

      Contractor will implement and maintain community linkages through the formation of a Community Advisory Committee (CAC) with demonstrated participation of consumers, community advocates, and Traditional and Safety-Net providers. The Contractor will ensure that the committee responsibilities include advisement on educational and operational issues affecting groups who speak a primary language other than English and cultural competency.

Molina Medical Centers                                                  95-23637
                                                                      Article VI

6.10.6            CULTURAL AND LINGUISTIC SERVICES PLAN

      Contractor will ensure that a group needs assessment is conducted to identify the linguistic and cultural needs of the groups who speak a primary language other than English. The findings of the assessment will be submitted to DHS in the form of a plan entitled "Cultural and Linguistic Services Plan" at the end of the first year of operations. In the plan, the Contractor will summarize the methodology, findings, and outline the proposed services to be implemented, the timeline for implementation with milestones, and the responsible individual. The Contractor will ensure implementation of the Cultural and Linguistic Services Plan within six months after the beginning of year two of operations. The Contractor will also identify the individual with overall responsibility for the activities to be conducted under the plan. DHS approval of the plan is required prior to its implementation.

6.10.7            IMPLEMENTATION PLAN

      If a Contractor does not comply with all of the Cultural and Linguistic Services requirements in Sections 6.10 through 6.10.9 upon implementation of the Contract, the Contractor will comply with the threshold requirements in Sections 6.10.1, 6.10.2, 6.10.2-A through 6.10.2-B(1),
      6.10.2-B(4), 6.10.4 and 6.10.7 for the provision of oral interpretation services to the groups who speak a primary language other than English meeting the thresholds.

      The Contractor will submit for DHS approval a proposed workplan for meeting the full scope of requirements. In the workplan, the Contractor will include a description of the required activities, a timeline with milestones, and identify the individuals responsible for the activity. The Contractor will identify the individual with overall responsibility and ensure that the activities identified in the workplan approved by DHS will be fully operational within six months of the beginning of year two of operations under the Contract. The Contractor will entitle the workplan "Cultural and Linguistic Services: Proposed Activities".

6.10.8            STANDARDS AND PERFORMANCE REQUIREMENTS

      Contractor will develop and implement standards and performance requirements for the provision of linguistic services, and will monitor the performance of the individuals who provide linguistic services.

Molina Medical Centers                                                  95-23637
                                                                      Article VI

6.10.9            INTERPRETER COORDINATION

      Contractor will develop and implement standards for appointment scheduling and a system for coordinating interpreters, to ensure continuity in the assignment of interpreters to Members when follow-up care is required.

6.11          IMPLEMENTATION PLANS

6.11.1            TIME FRAMES

      The Contractor will submit deliverables within the timeframes specified on the Implementation Plan approved by DHS. Compliance with the schedule is mandatory unless otherwise approved by DHS. (See Article III, Section 3.19, Liquidated Damages Provisions). Unless otherwise specified, all completion dates listed for the deliverables are calculated from the Contract effective date.

6.11.2            IMPLEMENTATION PLAN OVERSIGHT

      The Contractor will identify a single individual to be responsible for oversight of the Implementation Plan.

6.11.3            MONTHLY PROGRESS REPORTS

      The Contractor will submit monthly written progress reports to DHS at the request of DHS.

      The progress reports will contain the following:

      A.      Any discrepancies with the Implementation Plan.

      B. Activity number and name the Contractor assigns to each deliverable/milestone.

      C. Description of current activities that have taken place toward achieving the deliverable/milestone.

      D. Summary of activities yet to be accomplished toward completion of the deliverable/milestone.

      E.      Due date in the Implementation Plan.

      F.      Current estimated due date.

Molina Medical Centers                                                  95-23637
                                                                      Article VI

      G. If the estimated due date in later than the Implementation Plan due date, then:

          1.  Identify reasons why the activity is not on schedule, and

          2. Identify actions the Contractor is taking to remedy the activity and meet the due date.

Molina Medical Centers                                        Attachment I
                                                              95-23637

Plan Name:    Mainstream                              Base Period:  CY '93
Plan Number:                                          Rate Period:   7/95 - 5/96
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Family

                                                       Phys     Pharm        HIP       HOP        LTC      Other      Total
              Units per 1,000 eligibles               3.816     4.223       .370     2.232       .000      3.330
              Age/sex Adjustment                      1.026      .997      1.040     1.019      1.000      1.010
              Aid Code Adjustment                      .989      .990       .985      .995      1.000       .976
                        Adjusted Units                3.872     4.168       .379     2.263       .000      3.283
              Average Cost Per Unit                   71.93     14.73     880.94     21.79     369.03      28.02
              Area Adjustment                         1.013     1.000      1.000     1.000      1.000      1.000
                        Adjusted Cost              $  72.87   $ 14.73   $ 880.94   $ 21.79   $ 369.03   $  28.02
              Interest Adjustment                      .997     1.000       .994      .997       .997       .997
              Contract Cost per Eligible           $ 281.31   $ 61.39   $ 331.87   $ 49.16   $    .00   $  91.71   $ 815.44

              Benefit Adjustments
                        FY 94/95                      1.003      .852      1.030     1.003      1.042      1.013
                        FY 95/96                      1.000      .724      1.018     1.000      1.020       .975
              Trend Adjustment 7/93 - 1/96            1.027     1.220      1.043      .945      1.000      1.317          *

Annual Cost Per Eligible                           $ 289.77   $ 46.20   $ 362.94   $ 46.60   $    .00   $ 119.42   $ 864.93

Mental Health Adjustment                                1.4%       .0%       6.6%      5.0%       1.5%       4.5%
Eyewear Adjustment                                                                                           1.5%
Cost Excluding Mental Health                       $ 285.71   $ 46.20   $ 338.99   $ 44.27   $    .00   $ 112.34   $ 827.51

Preliminary Monthly Rate                                                                                           $  68.96

Adj. for Fee-for-Service Limitation                              -2.0%                                             $  -1.38

CHDP                                                                                                                   2.43

Final Rate                                                                                                         $  70.01

                                                              Attachment I

Plan Name:    Mainstream                              Base Period:  CY '93
Plan Number:                                          Rate Period:   7/95 - 5/96
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Child

                                                       Phys     Pharm        HIP       HOP        LTC      Other      Total
              Units per 1,000 eligibles               3.791     3.907       .361     1.620       .000      1.882
              Age/sex Adjustment                      1.184     1.019      1.227     1.087      1.000      1.109
              Aid Code Adjustment                     1.011      .993      1.025     1.010      1.000       .998
                        Adjusted Units                4.538     3.953       .454     1.779       .000      2.083
              Average Cost Per Unit                   69.47     11.05     901.25     22.20        .00      40.13
              Area Adjustment                         1.013     1.000      1.000     1.000      1.000      1.000
                        Adjusted Cost              $  70.37   $ 11.05   $ 901.25   $ 22.20   $    .00   $  40.13
              Interest Adjustment                      .996      .999       .990      .994       .998       .995
              Contract Cost per Eligible           $ 318.06   $ 43.64   $ 405.08   $ 39.26   $    .00   $  83.17   $ 889.21

              Benefit Adjustments
                        FY 94/95                      1.003      .852      1.031     1.003      1.042      1.001
                        FY 95/96                      1.000      .724      1.018     1.000      1.020       .976
              Trend Adjustment 7/93 - 1/96            1.040     1.238       .853      .906      1.000      1.210

Annual Cost Per Eligible                           $ 331.77   $ 33.33   $ 362.66   $ 35.68   $    .00   $  98.32   $ 861.76

Mental Health Adjustment                                1.6%       .0%      13.4%      2.9%       3.4%       3.6%
Eyewear Adjustment                                                                                            .9%
Cost Excluding Mental Health                       $ 326.46   $ 33.33   $ 314.06   $ 34.65   $    .00   $  93.93   $ 802.43

Preliminary Monthly Rate                                                                                           $  66.87

Adj. for Fee-for-Service Limitation                              -2.0%                                             $  -1.34

CHDP                                                                                                                   2.38

Final Rate                                                                                                         $  67.91

                                                              Attachment I

Plan Name:    Mainstream                              Base Period:  CY '93
Plan Number:                                          Rate Period:   7/95 - 5/96
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Aged

                                                     Phys       Pharm        HIP       HOP        LTC      Other        Total
              Units per 1,000 eligibles             4.280      19.624      1.476     1.310      2.880     14.314
              Age/sex Adjustment                     .986       1.004       .995      .987      1.031      1.005
              Aid Code Adjustment                    .936       1.021       .968      .931      1.007      1.016
                        Adjusted Units              3.950      20.116      1.422     1.204      2.990     14.616
              Average Cost Per Unit                 44.28       28.65     265.64     16.35      76.99       6.95
              Area Adjustment                       1.013       1.000      1.000     1.000      1.000      1.000
                        Adjusted Cost            $  44.86   $   28.65   $ 265.64   $ 16.35   $  76.99   $   6.95
              Interest Adjustment                    .994       1.000       .990      .991       .998       .996
              Contract Cost per Eligible         $ 176.13   $  576.32   $ 373.96   $ 19.51   $ 229.74   $ 101.17   $ 1,476.83


              Benefit Adjustments
                        FY 94/95                    1.003        .852      1.036     1.003      1.042      1.001
                        FY 95/96                    1.000        .724      1.018     1.000      1.020      1.000
              Trend Adjustment 7/93 - 1/96          1.347       1.194       .925     1.091      1.054      1.404

Annual Cost Per Eligible                         $ 237.96   $  424.47   $ 364.82   $ 21.35   $ 257.36   $ 142.18   $ 1,448.14

Mental Health Adjustment                               .3%         .0%        .7%       .9%        .4%        .0%
Eyewear Adjustment                                                                                           2.1%
Cost Excluding Mental Health                     $ 237.25   $  424.47   $ 362.27   $ 21.16   $ 256.33   $ 139.19   $ 1,440.67

Preliminary Monthly Rate                                                                                           $   120.06

Adj. for Fee-for-Service Limitation                              -2.0%                                             $    -2.40

CHDP                                                                                                                      .00

Final Rate                                                                                                         $   117.66

                                                              Attachment I

Plan Name:    Mainstream                              Base Period:  CY '93
Plan Number:                                          Rate Period:   7/95 - 5/96
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Disabled

                                                     Phys       Pharm        HIP       HOP        LTC      Other        Total
              Units per 1,000 eligibles             7.452      23.494      1.498     4.212      1.440     28.577
              Age/sex Adjustment                    1.005        .979       .990     1.001      1.011      1.008
              Aid Code Adjustment                    .994       1.003       .983      .993       .999      1.004
                        Adjusted Units              7.444      23.070      1.458     4.229      1.454     28.921
              Average Cost Per Unit                 43.31       32.19     511.29     18.05     108.27      10.65
              Area Adjustment                       1.013       1.000      1.000     1.000      1.000      1.000
                        Adjusted Cost            $  43.87   $   32.19   $ 511.29   $ 18.05   $ 108.27   $  10.65
              Interest Adjustment                    .995        .999       .991      .993       .999       .996
              Contract Cost per Eligible         $ 324.94   $  741.88   $ 738.75   $ 75.80   $ 157.27   $ 306.78   $ 2,345.42

              Benefit Adjustments
                        FY 94/95                    1.003        .852      1.036     1.003      1.042      1.001
                        FY 95/96                    1.000        .724      1.018     1.000      1.020      1.000
              Trend Adjustment 7/93 - 1/96          1.115       1.190       .986     1.047       .992      1.233

Annual Cost Per Eligible                         $ 363.40   $  544.58   $ 768.21   $ 79.60   $ 165.82   $ 378.64   $ 2,300.25

Mental Health Adjustment                              7.8%         .0%      11.7%      2.4%       1.3%       1.4%
Eyewear Adjustment                                                                                            .9%
Cost Excluding Mental Health                     $ 335.05   $  544.58   $ 678.33   $ 77.69   $ 163.66   $ 369.98   $ 2,169.29

Preliminary Monthly Rate                                                                                           $   180.77

Adj. for Fee-for-Service Limitation                              -2.0%                                             $    -3.62

CHDP                                                                                                                      .00

Final Rate                                                                                                         $   177.15

                                                              Attachment I

Plan Name:    Mainstream                              Base Period:  CY '93
Plan Number:                                          Rate Period:   7/95 - 5/96
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Adult

                                                     Phys       Pharm          HIP         HOP       LTC        Other        Total
              Units per 1,000 eligibles            22.752       5.069        3.590       4.465      .000       20.412
              Age/sex Adjustment                    1.000       1.000        1.000       1.000     1.000        1.000
              Aid Code Adjustment                   1.000       1.000        1.000       1.000     1.000        1.000
                        Adjusted Units             22.752       5.069        3.590       4.465      .000       20.412
              Average Cost Per Unit                 59.80       16.00       960.30       20.51       .00        43.66
              Area Adjustment                       1.013       1.000        1.000       1.000     1.000        1.000
                        Adjusted Cost          $    60.58   $   16.00   $   960.30   $   20.51   $   .00   $    43.66
              Interest Adjustment                    .996        .999         .995        .993      .996         .995
              Contract Cost per Eligible       $ 1,372.80   $   81.02   $ 3,430.24   $   90.94   $   .00   $   886.73   $ 5,861.73

              Benefit Adjustments
                        FY 94/95                    1.003        .852        1.035       1.003     1.042        1.013
                        FY 95/96                    1.000        .724        1.018       1.000     1.020        1.000
              Trend Adjustment 7/93 - 1/96          1.076       1.020        1.086       1.122     1.000        1.139

Annual Cost Per Eligible                       $ 1,481.56   $   50.98   $ 3,925.30   $  102.34   $   .00   $ 1,023.12   $ 6,583.03

Mental Health Adjustment                               .1%         .0%          .3%        1.1%       .0%          .1%
Eyewear Adjustment                                                                                                 .4%
Cost Excluding Mental Health                   $ 1,480.08   $   50.98   $ 3,913.25   $  101.21   $   .00   $ 1,018.01   $ 6,563.53

Preliminary Monthly Rate                                                                                                $   546.96

Adj. for Fee-for-Service Limitation                              -2.0%                                                  $   -10.94

CHDP                                                                                                                           .00

Final Rate                                                                                                              $   536.02

                                                              Attachment I

Plan Name:    Mainstream                              Base Period:  CY '93
Plan Number:                                          Rate Period:   6/96 - 9/97
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Family

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            3.816       4.223         .370       2.232        .000        3.330
              Age/sex Adjustment                   1.026        .997        1.040       1.019       1.000        1.010
              Aid Code Adjustment                   .989        .990         .985        .995       1.000         .976
                        Adjusted Units             3.872       4.168         .379       2.263        .000        3.283
              Average Cost Per Unit                71.93       14.73       880.94       21.79      369.03        28.02
              Area Adjustment                      1.013       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    72.87   $   14.73   $   800.94   $   21.79   $  369.03   $    28.02
              Interest Adjustment                   .997       1.000         .994        .997        .997         .997
              Contract Cost per Eligible      $   281.31   $   61.39   $   331.87   $   49.16   $     .00   $    91.71   $   815.44

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.030       1.003       1.042        1.013
                        FY 95/96                   1.000        .724        1.018       1.000       1.020         .976
              Trend Adjustment 7/93 - 1/97         1.036       1.313        1.060        .925       1.000        1.454

Annual Cost Per Eligible                      $   292.31   $   49.72   $   368.86   $   45.61   $     .00   $   131.84   $   888.34

Mental Health Adjustment                             1.4%        6.0%         6.6%        5.0%        l.5%         4.5%
Eyewear Adjustment                                                                                                 1.5%
Cost Excluding Mental Health                  $   288.22   $   46.74   $   344.52   $   43.33   $     .00   $   124.02   $   846.83

Preliminary Monthly Rate                                                                                                 $    70.57

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -1.41

CHDP                                                                                                                           2.43

Final Rate                                                                                                               $    71.59

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Child

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            3.791       3.907         .361       1.620        .000        1.882
              Age/sex Adjustment                   1.184       1.019        1.227       1.087       1.000        1.109
              Aid Code Adjustment                  1.011        .993        1.025       1.010       1.000         .998
                        Adjusted Units             4.538       3.953         .454       1.779        .000        2.083
              Average Cost Per Unit                69.47       11.05       901.25       22.20         .00        40.13
              Area Adjustment                      1.013       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    70.37   $   11.05   $   901.25   $   22.20   $     .00   $    40.13
              Interest Adjustment                   .996        .999         .990        .994        .998         .995
              Contract Cost per Eligible      $   318.06   $   43.64   $   405.08   $   39.26   $     .00   $    83.17   $   889.21

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.031       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1,018       1.000       1.020         .976
              Trend Adjustment 7/93 - 1/97         1.047       1.330         .807        .878       1.000        1.285

Annual Cost Per Eligible                      $   334.01   $   35.80   $   343.10   $   34.57   $     .00   $   104.41   $   851.89

Mental Health Adjustment                             1.6%        4.6%        13.4%        2.9%        3.4%         3.6%
Eyewear Adjustment                                                                                                  .9%
Cost Excluding Mental Health                  $   328.67   $   34.15   $   297.12   $   33.57   $     .00   $    99.75   $   793.26

Preliminary Monthly Rate                                                                                                 $    66.11

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -1.32

CHDP                                                                                                                           2.38

Final Rate                                                                                                               $    67.17

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Aged

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            4.280      19.624        1.476       1.310       2.880       14.314
              Age/sex Adjustment                    .986       1.004         .995        .987       1.031        1.005
              Aid Code Adjustment                   .936       1.021         .968        .931       1.007        1.016
                        Adjusted Units             3.950      20.116        1.422       1.204       2.990       14.616
              Average Cost Per Unit                44.28       28.65       265.64       16.35       76.99         6.95
              Area Adjustment                      1.013       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    44.86   $   28.65   $   265.64   $   16.35   $   76.99   $     6.95
              Interest Adjustment                   .994       1.000         .990        .991        .998         .996
              Contract Cost per Eligible      $   176.13   $  576.32   $   373.96   $   19.51   $  229.74   $   101.17   $ 1,476.83

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.036       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/97         1.486       1.278         .896       1.127       1.075        1.565

Annual Cost Per Eligible                      $   262.51   $  454.33   $   353.38   $   22.05   $  262.49   $   158.49   $ 1,513.25

Mental Health Adjustment                              .3%        3.2%          .7%         .9%         .4%          .0%
Eyewear Adjustment                                                                                                 2.1%
Cost Excluding Mental Health                  $   261.72   $  439.79   $   350.91   $   21.85   $  261.44   $   155.16   $ 1,490.87

Preliminary Monthly Rate                                                                                                 $   124.24

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -2.48

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   121.76

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Disabled

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            7.452      23.494        1.498       4.212       1.440       28.577
              Age/sex Adjustment                   1.005        .979         .990       1.011       1.011        1.008
              Aid Code Adjustment                   .994       1.003         .983        .993        .999        1.004
                        Adjusted Units             7.444      23.070        1.458       4.229       1.454       28.921
              Average Cost Per Unit                43.31       32.19       511.29       18.05      108.27        10.65
              Area Adjustment                      1.013       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    43.87   $   32.19   $   511.29   $   18.05   $  108.27   $    10.65
              Interest Adjustment                   .995        .999         .991        .993        .999         .996
              Contract Cost per Eligible      $   324.94   $  741.88   $   738.75   $   75.80   $  157.27   $   306.78   $ 2,345.42

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.036       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/97         1.160       1.270         .981       1.065        .991        1.327

Annual Cost Per Eligible                      $   378.06   $  581.19   $   764.32   $   80.97   $  165.65   $   407.50   $ 2,377.69

Mental Health Adjustment                             7.8%       18.8%        11.7%        2.4%        1.3%         1.4%
Eyewear Adjustment                                                                                                  .9%
Cost Excluding Mental Health                  $   348.57   $  471.93   $   674.89   $   79.03   $  163.50   $   398.18   $ 2,136.10

Preliminary Monthly Rate                                                                                                 $   178.01

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -3.56

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   174.45

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       San Bernardino
                                              Capitation Payable: End of Month
Aid Code:     Adult

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles           22.752       5.069        3.590       4.465        .000       20.412
              Age/sex Adjustment                   1.000       1.000        1.000       1.000       1.000        1.000
              Aid Code Adjustment                  1.000       1.000        1.000       1.000       1.000        1.000
                        Adjusted Units            22.752       5.069        3.590       4.465        .000       20.412
              Average Cost Per Unit                59.80       16.00       960.30       20.51         .00        43.66
              Area Adjustment                      1.013       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    60.58   $   16.00   $   960.30   $   20.51   $     .00   $    43.66
              Interest Adjustment                   .996        .999         .995        .993        .996         .995
              Contract Cost per Eligible      $ 1,372.80   $   81.02   $ 3,430.24   $   90.94   $     .00   $   886.73   $ 5,861.73

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.035       1.003       1.042        1.013
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/97         1.099       1.023        1.126       1.169       1.000        1.195

Annual Cost Per Eligible                      $ 1,513.23   $   51.13   $ 4,069.59   $  106.63   $     .00   $ 1,073.42   $ 6,814.00

Mental Health Adjustment                              .1%        2.2%          .3%        1.1%         .0%          .1%
Eyewear Adjustment                                                                                                  .4%
Cost Excluding Mental Health                  $ 1,511.72   $   50.01   $ 4,057.38   $  105.46   $     .00   $ 1,068.06   $ 6,792.63

Preliminary Monthly Rate                                                                                                 $   566.05

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $   -11.32

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   554.73

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   7/95 - 5/96
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Family

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            3.816       4.223         .370       2.232        .000        3.330
              Age/sex Adjustment                   1.062        .994        1.094       1.032       1.000        1.021
              Aid Code Adjustment                  1.029        .998        1.098       1.042       1.000        1.020
                        Adjusted Units             4.170       4.189         .444       2.400        .000        3.468
              Average Cost Per Unit                71.93       14.73       828.49       21.79      369.03        28.02
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    70.92   $   14.73   $   828.49   $   21.79   $  369.03   $    28.02
              Interest Adjustment                   .997       1.000         .994        .997        .997         .997
              Contract Cost per Eligible      $   294.85   $   61.70   $   365.64   $   52.14   $     .00   $    96.88   $   871.21

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.030       1.003       1.042        1.013
                        FY 95/96                   1.000        .724        1.018       1.000       1.020         .976
              Trend Adjustment 7/93 - 1/96         1.027       1.220        1.043        .945       1.000        1.317

Annual Cost Per Eligible                      $   303.72   $   46.43   $   399.87   $   49.42   $     .00   $   126.15   $   925.59

Mental Health Adjustment                             1.4%         .0%         6.6%        5.0%        1.5%         4.5%
Eyewear Adjustment                                                                                                 1.5%
Cost Excluding Mental Health                  $   299.47   $   46.43   $   373.48   $   46.95   $     .00   $   118.67   $   885.00

Preliminary Monthly Rate                                                                                                 $    73.75

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -1.48

CHDP                                                                                                                           2.43

Final Rate                                                                                                               $    74.70

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   7/95 - 5/96
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Child

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            3.791       3.907         .361       1.620        .000        1.882
              Age/sex Adjustment                   1.193        .991        1.245       1.064       1.000        1.114
              Aid Code Adjustment                  1.020       1.035        1.048       1.013       1.000        1.025
                        Adjusted Units             4.613       4.007         .471       1.746        .000        2.149
              Average Cost Per Unit                69.47       11.05       890.67       22.20         .00        40.13
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    68.50   $   11.05   $   890.67   $   22.20   $     .00   $    40.13
              Interest Adjustment                   .996        .999         .990        .994        .998         .995
              Contract Cost per Eligible      $   314.73   $   44.23   $   415.31   $   38.53   $     .00   $    85.81   $   898.61

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.031       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020         .976
              Trend Adjustment 7/93 - 1/96         1.040       1.238         .853        .906       1.000        1.210

Annual Cost Per Eligible                      $   328.30   $   33.78   $   371.82   $   35.01   $     .00   $   101.44   $   870.35

Mental Health Adjustment                             1.6%         .0%        13.4%        2.9%        3.4%         3.6%
Eyewear Adjustment                                                                                                  .9%
Cost Excluding Mental Health                  $   323.05   $   33.78   $   322.00   $   33.99   $     .00   $    96.91   $   809.73

Preliminary Monthly Rate                                                                                                 $    67.48

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -1.35

CHDP                                                                                                                           2.38

Final Rate                                                                                                               $    68.51

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   7/95 - 5/96
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Aged

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            4.280      19.624        1.476       1.310       2.880       14.314
              Age/sex Adjustment                    .991       1.002        1.000        .991       1.034        1.006
              Aid Code Adjustment                   .941       1.015         .969        .932       1.004        1.003
                        Adjusted Onits             3.991      19.958        1.430       1.210       2.990       14.443
              Average Cost Per Unit                44.28       28.65       205.53       16.35       76.99         6.95
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    43.66   $   28.65   $   205.53   $   16.35   $   76.99   $     6.95
              Interest Adjustment                   .994       1.000         .990        .991        .998         .996
              Contract Cost per Eligible      $   173.20   $  571.80   $   290.97   $   19.61   $  229.74   $    99.98   $ 1,385.30

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.036       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/96         1.347       1.194         .925       1.091       1.054        1.404

Annual Cost Per Eligible                      $   234.00   $  421.14   $   283.86   $   21.46   $  257.36   $   140.51   $ 1,358.33

Mental Health Adjustment                              .3%         .0%          .7%         .9%         .4%          .0%
Eyewear Adjustment                                                                                                 2.1%
Cost Excluding Mental Health                  $   233.30   $  421.14   $   281.87   $   21.27   $  256.33   $   137.56   $ 1.351.47

Preliminary Monthly Rate                                                                                                 $   112.62

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -2.25

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   110.37

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   7/95 - 5/96
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Disabled

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            7.452      23.494        1.498       4.212       1.440       28.577
              Age/sex Adjustment                   1.003        .992         .992       1.003       1.012        1.005
              Aid Code Adjustment-                 1.002       1.003        1.018       1.006        .997        1.005
                        Adjusted Units             7.489      23.376        1.513       4.250       1.453       28.863
              Average Cost Per Unit                43.31       32.19       532.47       18.05      108.27        10.65
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    42.70   $   32.19   $   532.47   $   18.05   $  108.27   $    10.65
              Interest Adjustment                   .995        .999         .991        .993        .999         .996
              Contract Cost per Eligible      $   318.18   $  751.72   $   798.38   $   76.18   $  157.16   $   306.16   $ 2,407.78

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.036       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/96         1.115       1.190         .986       1.047        .992        1.233

Annual Cost Per Eligible                      $   355.84   $  551.80   $   830.22   $   80.00   $  165.70   $   377.87   $ 2,361.43

Mental Health Adjustment                             7.8%         .0%        11.7%        2.4%        1.3%         1.4%
Eyewear Adjustment                                                                                                  .9%
Cost Excluding Mental Health                  $   328.08   $  551.80   $   733.08   $   78.08   $  163.55   $   369.23   $ 2,223.82

Preliminary Monthly Rate                                                                                                 $   185.32

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -3.71

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   181.61

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   7/95 - 5/96
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Adult

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles           22.752       5.069        3.590       4.465        .000       20.412
              Age/sex Adjustment                   1.000       1.000        1.000       1.000       1.000        1.000
              Aid Code Adjustment                  1.000       1.000        1.000       1.000       1.000        1.000
                        Adjusted Units            22.752       5.069        3.590       4.465        .000       20.412
              Average Cost Per Unit                59.80       16.00       840.07       20.51         .00        43.66
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    58.96   $   16.00   $   840.07   $   20.51   $     .00   $    43.66
              Interest Adjustment                   .996        .999         .995        .993        .996         .995
              Contract Cost per Eligible      $ 1,336.09   $   81.02   $ 3,000.77   $   90.94   $     .00   $   886.73   $ 5,395.55

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.035       1.003       1.042        1.013
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/96         1.076       1.020        1.086       1.122       1.000        1.139

Annual Cost Per Eligible                      $ 1,441.95   $   50.98   $ 3,433.61   $  102.34   $     .00   $ 1,023.12   $ 6,052.00

Mental Health Adjustment                              .1%         .0%          .3%        1.1%         .0%          .1%
Eyewear Adjustment                                                                                                  .4%
Cost Excluding Mental Health                  $ 1.440.51   $   50.98   $ 3,423.31   $  101.21   $     .00   $ 1,018.01   $ 6,034.02

Preliminary Monthly Rate                                                                                                 $   502.84

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $   -10.06

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   492.78

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Family

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            8.816       4.223         .370       2.232        .000        3.330
              Age/sex Adjustment                   1.062        .994        1.094       1.032       1.000        1.021
              Aid Code Adjustment                  1.029        .998        1.098       1.042       1.000        1.020
                        Adjusted Units             4.170       4.189         .444       2.400        .000        3.468
              Average Cost Per Unit                71.93       14.73       828.49       21.79      369.03        28.02
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    70.92   $   14.73   $   828.49   $   21.79   $  369.03   $    28.02
              Interest Adjustment                   .997       1.000         .994        .997        .997         .997
              Contract Cost per Eligible      $   294.85   $   61.70   $   365.64   $   52.14   $     .00   $    96.88   $   871.21

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.030       1.003       1.042        1.013
                        FY 95/96                   1.000        .724        1.018       1.000       1.020         .976
              Trend Adjustment 7/93 - 1/97         1.036       1.313        1.060        .925       1.000        1.454

Annual Cost Per Eligible                      $   306.38   $   49.97   $   406.39   $   48.37   $     .00   $   139.27   $   950.38

Mental Health Adjustment                             1.4%        6.0%         6.5%        5.0%        1.5%         4.5%
Eyewear Adjustment                                                                                                 1.5%
Cost Excluding Mental Health                  $   302.09   $   46.97   $   379.57   $   45.95   $     .00   $   131.01   $   905.59

Preliminary Monthly Rate                                                                                                 $    75.47

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -1.51

CHDP                                                                                                                           2.43

Final Rate                                                                                                               $    76.39

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Child

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            3.791       3.907         .361       1.620        .000        1.882
              Age/sex Adjustment                   1.193        .991        1.245       1.064       1.000        1.114
              Aid Code Adjustment                  1.020       1.035        1.048       1.013       1.000        1.025
                        Adjusted Units             4.613       4.007         .471       1.746        .000        2.149
              Average Cost Per Unit                69.47       11.05       890.67       22.20         .00        40.13
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    68.50   $   11.05   $   890.67   $   22.20   $     .00   $    40.13
              Interest Adjustment                   .996        .999         .990        .994        .998         .995
              Contract Cost per Eligible      $   314.73   $   44.23   $   415.31   $   38.53   $     .00   $    85.81   $   898.61

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.031       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020         .976
              Trend Adjustment 7/93 - 1/97         1.047       1.330         .807        .878       1.000        1.285

Annual Cost Per Eligible                      $   330.51   $   36.29   $   351.76   $   33.93   $     .00   $   107.73   $   860.22

Mental Health Adjustment                             1.6%        4.6%        13.4%        2.9%        3.4%         3.6%
Eyewear Adjustment                                                                                                  .9%
Cost Excluding Mental Health                  $   325.22   $   34.62   $   304.62   $   32.95   $     .00   $   102.92   $   800.33

Preliminary Monthly Rate                                                                                                 $    66.69

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -1.33

CHDP                                                                                                                           2.38

Final Rate                                                                                                               $    67.74

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Aged

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1.000 eligibles            4.280      19.624        1.476       1.310       2.880       14.314
              Age/sex Adjustment                    .991       1.002        1.000        .991       1.034        1.006
              Aid Code Adjustment                   .941       1.015         .969        .932       1.004        1.003
                        Adjusted Units             3.991      19.958        1.430       1.210       2.990       14.443
              Average Cost Per Unit                44.28       28.65       205.53       16.35       76.99         6.95
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    43.66   $   28.65   $   205.53   $   16.35   $   76.99   $     6.95
              Interest Adjustment                   .994       1.000         .990        .991        .998         .996
              Contract Cost per Eligible      $   173.20   $  571.80   $   290.97   $   19.61   $  229.74   $    99.98   $ 1,385.30

              Benefit Adjustments
                        FT 94/95                   1.003        .852        1.036       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/97         1.486       1.278         .896       1.127       1.075        1.565

Annual Cost Per Eligible                      $   258.15   $  450.77   $   274.96   $   22.17   $  262.49   $   156.63   $ 1,425.17

Mental Health Adjustment                              .3%        3.2%          .7%         .9%         .4%          .0%
Eyewear Adjustment                                                                                                 2.1%
Cost Excluding Mental Health                  $   257.38   $  436.35   $   273.04   $   21.97   $  261.44   $   153.34   $ 1,403.52

Preliminary Monthly Rate                                                                                                 $   116.96

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -2.34

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   114.62

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Disabled

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles            7.452      23.494        1.498       4.212       1.440       28.577
              Age/sex Adjustment                   1.003        .992         .992       1.003       1.012        1.005
              Aid Code Adjustment                  1.002       1.003        1.018       1.006        .997        1.005
                        Adjusted Units             7.489      23.376        1.513       4.250       1.453       28.863
              Average Cost Per Unit                43.31       32.19       532.47       18.05      108.27        10.65
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    42.70   $   32.19   $   532.47   $   18.05   $  108.27   $    10.65
              Interest Adjustment                   .995        .999         .991        .993        .999         .996
              Contract Cost per Eligible      $   318.18   $  751.72   $   798.38   $   76.18   $  157.16   $   306.16   $ 2,407.78

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.036       1.003       1.042        1.001
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        l.000
              Trend Adjustment 7/93 - 1/97         1.160       1.270         .981       1.065        .991        1.327

Annual Cost Per Eligible                      $   370.20   $  588.90   $   826.01   $   81.38   $  165.53   $   406.68   $ 2.438.70

Mental Health Adjustment                             7.8%       18.8%        11.7%        2.4%        1.3%         1.4%
Eyewear Adjustment                                                                                                  .9%
Cost Excluding Mental Health                  $   341.32   $  478.19   $   729.37   $   79.43   $  163.38   $   397.38   $ 2,189.07

Preliminary Monthly Rate                                                                                                 $   182.42

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $    -3.65

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   178.77

                                                                    Attachment I

Plan Name:    Mainstream                            Base Period:  CY '93
Plan Number:                                        Rate Period:   6/96 - 9/97
County:       Riverside
                                              Capitation Payable: End of Month
Aid Code:     Adult

                                                    Phys       Pharm          HIP         HOP         LTC        Other        Total
              Units per 1,000 eligibles           22.752   $   5.069        3.590       4.465        .000       20.412
              Age/sex Adjustment                   1.000       1.000        1.000       1.000       1.000        1.000
              Aid Code Adjustment                  1.000       1.000        1.000       1.000       1.000        1.000
                        Adjusted Units            22.752       5.069        3.590       4.465        .000       20.412
              Average Cost Per unit                59.80       16.00       840.07       20.51         .00        43.66
              Area Adjustment                       .986       1.000        1.000       1.000       1.000        1.000
                        Adjusted Cost         $    58.96   $   16.00   $   840.07   $   20.51   $     .00   $    43.66
              Interest Adjustment                   .996        .999         .995        .993        .996         .995
              Contract Cost per Eligible      $ 1,336.09   $   81.02   $ 3,000.77   $   90.94   $     .00   $   886.73   $ 5,395.55

              Benefit Adjustments
                        FY 94/95                   1.003        .852        1.035       1.003       1.042        1.013
                        FY 95/96                   1.000        .724        1.018       1.000       1.020        1.000
              Trend Adjustment 7/93 - 1/97         1.099       1.023        1.126       1.169       1.000        1.195

Annual Cost Per Eligible                      $ 1,472.77   $   51.13   $ 3,560.08   $  106.63   $     .00   $ 1,073.42   $ 6,264.03

Mental Health Adjustment                              .1%        2.2%          .3%        1.1%         .0%          .1%
Eyewear Adjustment                                                                                                  .4%
Cost Excluding Mental Health                  $ 1,471.30   $   50.01   $ 3,549.40   $  105.46   $     .00   $ 1,068.06   $ 6,244.23

Preliminary Monthly Rate                                                                                                 $   520.35

Adj. for Fee-for-Service Limitation                             -2.0%                                                    $   -10.41

CHDP                                                                                                                            .00

Final Rate                                                                                                               $   509.94

STATE OF CALIFORNIA

STANDARD AGREEMENT -- APPROVED BY THE                CONTRACT NUMBER     AM. NO.
STD.2(REV.5-91)       ATTORNEY GENERAL               95-23637               01
                                                     TAXPAYER'S FEDERAL
                                                     EMPLOYER IDENTIFICATION NO.
                                                     33-0342719

THIS AGREEMENT, made and entered into this 30th day of May, 1997 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE      AGENCY
Chief, Program Support Branch          Department of Health Services,
                                       hereafter called the State, and
CONTRACTOR'S NAME
Molina Medical Centers, hereafter called the Contractor:

WTTNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter express does hereby agree to furnish to the State services and materials as follows: (Set forth service to be rendered by Contractor, amount to be paid Contractor, time for performance or completion, and attach plans and specifications, if any.)

      Amendment A01 to contract number 95-23637 between Molina Medical Centers and the State of California; and

      WHERE AS, the State of California and Molina Medical Centers, entered into a contract to provide health care services to Medi-Cal beneficiaries dated April 2, 1996; and

      NOW THEREFORE, this contract is amended as follows:

                                                                          [SEAL]

CONTINUED ON 1 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

  The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

-------------------------------------------------------------------------------------------------------------------------------
          STATE OF CALIFORNIA                                              CONTRACTOR
-------------------------------------------------------------------------------------------------------------------------------
AGENCY                                  CONTRACTOR (If other than an individual, state whether a corporation, partnership, etc.)
  Department of Health Service          Molina Medical Centers
-------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)               BY (AUTHORIZED SIGNATURE)
/s/ Jayna Querin For                     /s/ John Molina For
-------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING          PRINTED NAME AND TITLE OF PERSON SIGNING
  Edward E. Stahlberg                   J. Mario Molina, M.D., President
-------------------------------------------------------------------------------------------------------------------------------
TITLE                                   ADDRESS
  Chief, Program Support Branch         One Golden Shore, Long Beach, CA 90802
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS               PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE               Department of General
DOCUMENT                                Loc. Asst. Section 14157 W&I Code        Health Care Deposit        Services Use Only
$ -0-                         ----------------------------------------------------------------------
------------------------------          (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR
THIS CONTRACT                           ------------------------------------------------------------
$ 226,553,310                           ITEM                CHAPTER        STATUTE       FISCAL YEAR
------------------------------          4260-601-912          162           1996           96/97
TOTAL AMOUNT ENCUMBERED TO              ------------------------------------------------------------
$ 226,553,310                           OBJECT OF EXPENDITURE (CODE AND TITLE)                             Exempt from PCC
                                        Fed. Cat. No. 93778 4260-101-001 & 890                             per W&I Code
----------------------------------------------------------------------------------------------------       Section 14087.4
I hereby certify upon my own personal   T.B.A. NO.          B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
----------------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/ Roberta Purser                                         6/26/97
----------------------------------------------------------------------------------------------------

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA

STANDARD AGREEMENT
STD 2 (REV.5-01)(REVERSE)

       1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

       2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

       3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

       4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

       5. Time is of the essence in this agreement.

       6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

       7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

                               Contract Amendment

     The Department of Health Services ("DHS") and Molina Medical Centers ("Contractor") enter into this contract amendment as follows:

     WHEREAS DHS and Contractor entered into contract number 95-23637 on April 2, 1996 (the "Contract"), identifying Contractor as the mainstream plan for the Medi-Cal Two Plan Model Program in San Bernardino and Riverside counties, and

     WHEREAS DHS and Contractor desire to modify certain rights and obligations of the parties as they relate to termination of the Contract,

     DHS and Contractor therefore mutually agree:

1.   Section 3.17.6 is added to the Contract as though fully set forth therein:

     (a) Notwithstanding any other provision of this Contract and except as provided in subsection (b), this Contract shall terminate on November 30, 1997, unless Contractor can accept enrollment on December 1, 1997, with coverage to be effective on December 1, 1997.

     (b) The termination provisions of subsection (a) above, shall not apply if Contractor is unable to accept enrollment on December 1, 1997, as a result of (1) conditions, natural or otherwise, beyond the control of Contractor, which substantially interfere with normal business operations, or (2) legal, regulatory or other obstacles, unrelated to any act or omission of Contractor, that prevent, postpone or suspend commencement of the Two Plan Model Program in San Bernardino and Riverside counties.

     (c) In the event of termination of the Contract pursuant to this section 3.17.6, Contractor waives any further notice and any administrative appeal rights otherwise arising from or associated with termination of the Contract pursuant to this section 3.17.6.


Department of Health Services           Molina Medical Centers


(signature)                             (signature) /s/
__________________________________      _____________________________________


(printed name)                          (printed name)  J. Mario Molina MD
__________________________________      _____________________________________


(title)                                 (title)   President
__________________________________      _____________________________________


(date)                                  (date)    6/9/97
__________________________________      _____________________________________


Molina Medical Centers                                              95-23637-A01

1. Article III, GENERAL TERMS AND CONDITIONS, is amended to add new Section 3.17.6, Termination-Other Conditions, as follows:

     "3.17.6           Termination-Other Conditions

     (a) Notwithstanding any other provision of this Contract and except as provided in subsection (b), this Contract will terminate on November 30, 1997, unless Contractor can accept enrollment on December 1, 1997, with coverage to be effective on December 1, 1997.

     (b) The termination provisions of subsection (a) above, shall not apply if Contractor is unable to accept enrollment on December 1, 1997, as a result of (1) conditions, natural or otherwise, beyond the control of Contractor, which substantially interfere with normal business operations, or (2) legal, regulatory or other obstacles, unrelated to any act or omission of Contractor, that prevent, postpone or suspend commencement of the Two Plan Model Program in San Bernardino and Riverside counties.

     (c) In the event of termination of the Contract pursuant to this section 3.17.6, Contractor waives any further notice and any administrative appeal rights otherwise arising from or associated with termination of the Contract pursuant to this section 3.17.6."

2.   The effective date of this amendment is May 30, 1997.

3. All other rights, duties, obligations, and liabilities of the parties otherwise remain unchanged.

STATE OF CALIFORNIA                                  CONTRACT NUMBER     AM. NO.
                                                         95-23637          02
STANDARD AGREEMENT -- APPROVED BY THE                TAXPAYER'S FEDERAL
[STD. 2 (REV.5-91)    ATTORNEY GENERAL               EMPLOYER IDENTIFICATION
                                                      NUMBER
                                                     33-0342719

THIS AGREEMENT, made and entered into this 1st day of July, 1997, in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE      AGENCY
Chief, Program Support Branch           Department of Health Services,
                                        hereafter called the State, and
CONTRACTOR'S NAME
 Molina Medical Centers, Inc.,          hereafter called the Contractor.

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(Set forth service to be rendered by contractor, amount to be paid contractor, time for performance or completion, and attach plans and specifications, if any.)


Amendment A02 to contract number 95-23637 BETWEEN MOLINA MEDICAL CENTERS, INC. and the STATE OF CALIFORNIA; and

WHERE AS, the State of California and Molina Medical Centers, Inc., entered into a contract to provide health care services to eligible Medi-Cal beneficiaries, dated April 2, 1996; and


NOW THEREFORE, this Contract is amended as follows"

[SEAL]

CONTINUED ON 2 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

  The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

       STATE OF CALIFORNIA                                                 CONTRACTOR
---------------------------------------------------------------------------------------------------------------------------------
AGENCY                                   CONTRACTOR (if other than an individual, state whether a corporation, partnership, etc.)
Department of Health Service                Molina Medical Centers, Inc., A CA Corporation
---------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)               BY (AUTHORIZED SIGNATURE)
/s/ Jayna Querin for                    /s/
---------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING          PRINTED NAME AND TITLE OF PERSON SIGNING
Edward E. Stahlberg                     J. Mario Molina, M.D.
---------------------------------------------------------------------------------------------------------------------------------
TITLE                                   ADDRESS
Chief, Program Support Branch           One Golden Shore, Long Beach, CA 90802
---------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS      PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE               DEPARTMENT OF GENERAL
DOCUMENT                       Loc. Asst.Sect. 14157 W&I Code           Health Care Deposit        SERVICE USE ONLY
$  194,472,680.00              ------------------------------------------------------------
------------------------------ (OPTIONAL USE)                                                    Exempt From PCC per
                                                                                                 W&I Code Section 14087.4
PRIOR AMOUNT ENCUMBERED FOR
THIS CONTRACT                  ------------------------------------------------------------
$ 226,553,310.00                  ITEM                CHAPTER        STATUTE       FISCAL YEAR
------------------------------ 4260-601-912           Subject to the Budget Act
TOTAL AMOUNT ENCUMBERED TO     ------------------------------------------------------------
DATE                           OBJECT OF EXPENDITURE (CODE AND TITLE)
421,025,990                    Fed.Cat.No.93778 4260-101-001 & 890
-------------------------------------------------------------------------------------------
I hereby certify upon my own personal   T.B.A. NO.          B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
-------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/ Roberta Purser                                         7.8.97
-------------------------------------------------------------------------------------------

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD.2 (REV. 5-01) (REVERSE)

        1. The Contractor agrees to indemnify, defend and save harmless the state, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

        2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

        3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

        4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

        5. Time is of the essence in this agreement.

        6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

        7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

Molina Medical Centers, Inc.                                         95-23637-02

1, Article II, DEFINITIONS, Section O, Covered Services, is amended to add a new subparagraph 16, to read:

     "16. HTV and AIDS drugs listed in Attachment II (consisting of one page), and HIV and AIDS drugs classified as Nucleoside Analogs, Protease Inhibitors, and Non-Nucleoside Reverse Transcriptase Inhibitors, approved by the federal Food and Drug Administration (FDA) after July 1, 1997."

2. Article V, PAYMENT PROVISIONS, Section 5.3, Capitation Rates, is amended to read as follows:

     "5.3      CAPITATION RATES

          DHS will remit to the Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to the Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services will commence on the first day of operations, as determined by DHS. Capitation payments will be made in accordance with the following schedule of capitation payment rates:

          Aid Code Categories

          Family: 01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 3A, 3C, 3P, 3R, 40,
          42, 4C, 4K, 54, 59, 5K; Aged: 10, 14, 16, 18; Disabled: 20 24, 26, 28,
          36, 60, 64, 66, 68, 6A, 6C; Child: 03, 04, 45, 82; Adult: 86

          For the Period 6/96 - 9/97
          Riverside County                          San Bernardino County

          Family           $  76.81                Family          $  72.12
          Aged             $ 123.58                Aged            $ 130.50
          Disabled         $ 190.62                Disabled        $ 186.32
          Child            $  68.08                Child           $  67.51
          Adult            $ 496.01                Adult           $ 538.82"

Molina Medical Centers, Inc.                                         95-23637-02


3. Article VI, SCOPE OF WORK, Section 6.5.7.8, Sensitive Services, is amended to add a new paragraph, to read:

     "The Contractor will develop, implement and maintain policies and procedures for the treatment of HIV infection and AIDS. These policies and procedures will be submitted to DHS no later than October 1, 1997. The Contractor will submit any changes in these policies and procedures to DHS at least 30 days prior to their implementation."

4. Article VI, SCOPE OF WORK, Section 6.7.3.3, Mental Health, is amended to read:

     "The following mental health services are excluded from the Contract: all of SD/MC mental health services (inpatient and outpatient); FFS/MC outpatient mental health services provided by psychiatrists and psychologists; FFS/MC inpatient mental health services.

     The Contractor will provide outpatient mental health services within the Primary Care Physician's scope of practice. The Contractor will refer Members who need specialty mental health services to the appropriate FFS/MC mental health provider or to the appropriate SD/MC provider. The Contractor will case manage the physical health of the Member and coordinate services with the mental health referral provider. The Contractor will ensure the provision of all psychotherapeutic drugs for Members. Reimbursement to pharmacies for those psychotherapeutic drugs listed in Attachment III (consisting of one page), and psychotherapeutic drugs classified as Anti-Psychotics and approved by the FDA after July 1, 1997, will be made by DHS through the Medi-Cal FFS program, whether these drugs are provided by a pharmacy contracting with the Contractor or by an out-of-plan pharmacy provider. To qualify for reimbursement under this provision, a pharmacy must be enrolled as a Medi-Cal provider in the Medi-Cal FFS program."

5.   The effective date of this amendment will be July 1, 1997.

6. All other rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

Molina Medical Centers, Inc.                                         95-23637-02

                                  ATTACHMENT II

                EXCLUDED DRUGS FOR THE TREATMENT OF HIV AND AIDS

                                    CRIXIVAN

                                     EPIVIR

                                    INVIRASE

                                     NORVIR

                                    VIRACEPT

                                    VIRAMUNE

                                   RESCRIPTOR

                                      ZERIT

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

                                  ATTACHMENT III

                        EXCLUDED PSYCHOTHERAPEUTIC DRUGS

                                  GENERIC NAME

        Benztropine Mesylate                            Biperiden HCL
        Biperiden Lactate                               Procyclidine HCL
        Trihexphenidyl HCL                              Amantadine HCL
        Lithium Carbonate                               Lithium Citrate
        Chloroprothixene                                Clozapine
        Haloperidol                                     Haloperidol Deconoate
        Haloperidol Lactate                             Loxapine HCL
        Loxapine Succinate                              Molindone HCL
        Olanzapine                                      Pimozide
        Risperidone                                     Thiothixene
        Thiothixene HCL                                 Chlorpromazine HCL
        Fluphanazine Decanoate                          Fluphanazine Enanthate
        Fluphanazine HCL                                Mesoridazine Besylate
        Perphenazine                                    Promazine HCL
        Thioridazine HCL                                Trifluoperazine HCL
        Triflupromazine HCL                             Isocarboxazid
        Phenelzine Sulfate                              Tranylcypromine Sulfate

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number         355                                 Base Period: CY '93
County          Riverside                               Rate Period: 6/96 - 9/97

Aid Code Group  Family

                                          Phys      Pharm        HIP         HOP         LTC      Other       Total
1.   Base Units per Eligible             3.816      4.223       .370       2.232        .000      3.330
2.   Aid Code Adjustment                 1.029       .998      1.098       1.042       1.000      1.020
3.   Age/sex Adjustment                  1.062       .994      1.094       1.032       1.000      1.021
        Adjusted Units                   4.170      4.189       .444       2.400        .000      3.468
4.   Average Cost Per Unit               71.93      14.73     828.49       21.79      369.03      28.02
5.   Area Adjustment                      .986      1.000      1.000       1.000       1.000      1.000
        Adjusted Cost                $   70.92  $   14.73  $  828.49    $  21.79    $ 369.03  $   28.02
6.   Interest Adjustment                  .993       .996       .990        .993        .993       .993
        Contract Cost per Eligible   $  293.67  $   61.46  $  364.17    $  51.93    $    .00  $   96.49   $  867.72

7.   Benefit Adjustments
               FY 94/95                  1.021       .926      1.002       1.002       1.042      1.025
               FY 95/96                  1.001       .850      1.000       1.000        .999       .991

8.   Trend Adjustment 7/93-1/97          1.036      1.313      1.060        .925       1.000      1.454

      Annual Cost Per Eligible       $  310.94  $   63.52  $  386.79    $  48.13    $    .00  $  142.51   $  951.89

9.   Mental Health Adjustment              1.4%        .6%       6.6%        5.0%        l.5%       4.5%
10.  Lenses Adjustment                                                                              1.5%

     Cost Excl. MH/Lenses            $  306.59  $   63.14  $  361.26    $  45.72    $    .00  $  134.06   $  910.77

        Preliminary Monthly Rate                                                                          $   75.90

11.  Stop Loss Reinsurance - All
      Services                                          0                                 .0%                   .00

12.  Adjustment for FFS Limitation                                                        -2%                 (1.52)

13.  CHDP                                                                                                      2.43

14.  FQHC Incremental Amount                                                                                    .00

       Final Monthly Rate - Capitation Payments at Beginning of Month                                     $   76.81

MOLINA MEDICAL CENTERS,  INC.                                        95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number       355                                   Base Period: CY '93
County          Riverside                               Rate Period: 6/96 - 9/97

Aid Code Group  Aged

                                        Phys      Pharm      HIP           HOP        LTC       Other       Total
 1.  Base Units per Eligible            4. 280     19.624      1.476       1.310       2.880     14.314
 2.  Aid Code Adjustment                  .941      l.015       .969        .932       1.004      1.003
 3.  Age/sex Adjustment                   .991      1.002      1.000        .991       1.034      1.006
        Adjusted Units                   3.991     19.958      1.430       1.210       2.990     14.443
 4.  Average Cost Per Unit               44.28      28.65     205.53       16.35       76.99       6.95
 5.  Area Adjustment                      .986      1.000      1.000       1.000       1.000      1.000
        Adjusted Cost                $   43.66  $   28.65  $  205.53    $  16.35    $  76.99  $    6.95
 6.  Interest Adjustment                  .991       .996       .986        .988        .994       .992
        Contract Cost per Eligible   $  172.68  $  569.51  $  289.79    $  19.55    $ 228.82  $   99.58   $ 1,379.93

 7.  Benefit Adjustments
               FY 94/95                  1.002       .926      1.008       1.002       1.042      1.000
               FY 95/96                  1.000       .850      l.000       1.000        .989      1.000

 8.  Trend Adjustment 7/93-1/97          1.486      1.278       .896       1.127       1.075      1.565

      Annual Cost Per Eligible       $  257.12  $  572.88  $  261.73    $  22.08    $ 253.49  $  155.84   $ 1,523.14

 9.  Mental Health Adjustment               .3%        .5%        .7%         .9%         .4%        .0%
10.  Lenses Adjustment                                                                              2.1%

     Cost Excl. MH/Lenses            $  256.35  $  570.02  $  259.90    $  21.88    $ 252.48  $  152.57   $ 1,513.20

       Preliminary Monthly Rate                                                                           $   126.10

11.  Stop Loss Reinsurance - All
      Services                                          0                                 .0%                    .00

12.  Adjustment for FFS Limitation                                                        -2%                  (2.52)

13.  CHDP                                                                                                        .00

14.  FQHC Incremental Amount                                                                                     .00

       Final Monthly Rate - Capitation Payments at Beginning of Month                                     $   123.58

MOLINA MEDICAL CENTERS,  INC.                                        95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number          355                                Base Period: CY '93
County          Riverside                               Rate Period: 6/96 - 9/97

Aid Code Group  Disabled

                                       Phys      Pharm         HIP        HOP        LTC        Other       Total
 1.  Base Units per Eligible             7.452     23.494      1.498       4.212       1.440     28.577
 2.  Aid Code Adjustment                 1.002      1.003      1.018       1.006        .997      l.005
 3.  Age/sex Adjustment                  1.003       .992       .992       1.003       1.012      l.005
        Adjusted Units                   7.489     23.376      1.513       4.250       1.453     28.863
 4.  Average Cost Per Unit               43.31      32.19     532.47       18.O5      108.27      10.65
 5.  Area Adjustment                      .986      1.000      1.000       1.000       1.000      1.000
        Adjusted Cost                $   42.70  $   32.19  $  532.47    $  18.05    $ 108.27  $   10.65
 6.  Interest Adjustment                  .992       .996       .998        .990        .995       .992
        Contract Cost per Eligible   $  317.22  $  749.46  $  795.96    $  75.95    $ 156.53  $  304.93   $ 2,400.05

 7.  Benefit Adjustments
              FY 94/95                   1.002       .926      1.005       1.002       1.042      1.000
              FY 95/96                   1.000       .850      1.000       1.000        .989      1.000

 8.  Trend Adjustment 7/93-1/97          1.160      1.270       .981       1.065        .991      1.327

      Annual Cost Per Eligible       $  368.71  $  749.17  $  784.74    $  81.05    $ 159.86  $  404.64   $ 2,548.17

 9.  Mental Health Adjustment              7.8%      10.7%      11.7%        2.4%        1.3%       1.4%
10.  Lenses Adjustment                                                                               .9%

     Cost Excl. MH/Lenses            $  339.95  $  669.01  $  692.93    $  79.10    $ 157.78  $  395.38   $ 2,334.15

        Preliminary Monthly Rate                                                                          $   194.51

11.  Stop Loss Reinsurance - All
      Services                                          0                                 .0%                    .00

12.  Adjustment for FFS Limitation                                                        -2%                  (3.89)

13.  CHDP                                                                                                        .00

14.  FQHC Incremental Amount                                                                                     .00

       Final Monthly Rate - capitation Payments at Beginning of Month                                     $   190.62

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number         355                                 Base Period: CY '93
County          Riverside                               Rate Period: 6/96 - 9/97

Aid Code Group  Child

                                                Phys          Pharm       HIP       HOP        LTC       Other     Total
 1. Base Units per Eligible                    3.791          3.907      .361     1.620       .000      1.882
 2. Aid Code Adjustment                        1.020          1.035     1.048     1.013      1.000      1.025
 3. Age/sex Adjustment                         1.193           .992     1.245     1.064      1.000      1.114
       Adjusted Units                          4.613          4.007      .471     1.746       .000      2.149
 4. Average Cost Per Unit                      69.47          11.05    890.67     22.20        .00      40.13
 5. Area Adjustment                             .986          1.000     1.000     1.000      1.000      1.000
       Adjusted Cost                        $  68.50      $   ll.05  $ 890.67   $ 22.20    $   .00   $  40.13
 6. Interest Adjustment                         .992           .995      .987      .990       .994       .992
       Contract Cost per Eligible           $ 313.46      $   44.06  $ 414.05   $ 38.37    $   .00   $  85.55   $ 895.49

 7. Benefit Adjustments
             FY 94/95                          1.021           .926     1.002     1.002      1.042      1.019
             FY 95/96                          1.001           .850     1.000     1.000       .989       .991

 8. Trend Adjustment 7/93-1/97                 1.047          1.330      .807      .878      1.000      1.285

     Annual Cost Per Eligible               $ 336.42      $   46.12  $ 334.81   $ 33.76    $   .00   $ 111.01   $ 861.12

 9. Mental Health Adjustment                     1.6%           1.1%     13.4%      2.9%       3.4%       3.6%
10. Lenses Adjustment                                                                                      .9%

    Cost Excl. MH/Lenses                    $ 330.05      $   45.61  $ 289.95   $ 32.78    $   .00   $ 106.05   $ 804.44

      Preliminary Monthly Rate                                                                                  $  67.04

11. Stop Loss Reinsurance - All Services                          0                             .0%                  .00

12. Adjustment for FFS Limitation                                                               -2%                (1.34)

13. CHDP                                                                                                            2.38

14. FQHC Incremental Amount                                                                                          .00

       Final Monthly Rate - Capitation Payments at Beginning of Month                                           $  68.08

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number         355                                 Base Period: CY '93
County          Riverside                               Rate Period: 6/96 - 9/97

Aid Code Group  Adult

                                            Phys        Pharm        HIP        HOP         LTC        Other      Total
 1.  Base Units per Eligible                  22.752     5.069        3.590      4.465        .000      20.412
 2.  Aid Code Adjustment                       1.000     1.000        1.000      1.000       1.000       1.000
 3.  Age/sex Adjustment                        1.000     1.000        1.000      1.000       1.000       1.000
        Adjusted Units                        22.752     5.069        3.590      4.465        .000      20.412
 4.  Average Cost Per Unit                     59.80     16.00       840.07      20.51         .00       43.66
 5.  Area Adjustment                            .986     1.000        1.000      1.000       1.000       1.000
        Adjusted Cost                     $    58.96  $  16.00   $   840.07   $  20.51     $   .00  $    43.66
 6.  Interest Adjustment                        .993      .996         .991       .989        .993        .991
        Contract Cost per Eligible        $ 1,332.07  $  80.78   $ 2,988.71   $  90.57     $   .00  $   883.17  $ 5,375.30

 7.  Benefit Adjustments
               FY 94/95                        1.002      .926        1.008      1.002       1.042       1.006
               PY 95/96                        1.000      .850        1.000      1.000        .985       1.000

 8.  Trend Adjustment 7/93-1/97                1.099     1.023        1.126      1.169       1.000       1.195

      Annual Cost Per Eligible            $ 1,466.87  $  65.04   $ 3,392.21   $ 106.09     $   .00  $ 1,061.72  $ 6,091.93

 9.  Mental Health Adjustment                     .1%       .4%          .3%       1.1%         .0%         .1%
10.  Lenses Adjustment                                                                                      .4%

     Cost Excl.MH/Lenses                  $ 1,465.40  $  64.78   $ 3,382.03   $ 104.92     $   .00  $ 1,056.42  $ 6,073.55

        Preliminary Monthly Rate                                                                                $   506.13

11.  Stop Loss Reinsurance - All Services                    0                                  .0%                    .00

12.  Adjustment for FFS Limitation                                                              -2%                 (10.12)

13.  CHDP                                                                                                              .00

14.  FQHC Incremental Amount                                                                                           .00

        Final Monthly Rate - Capitation Payments at Beginning of Month                                          $   496.01

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number         356                                 Base Period: CY '93
County          San Bernardino                          Rate Period: 6/96 - 9/97

Aid Code Group  Family

                                             Phys           Pharm      HIP            HOP      LTC      Other       Total
 1.  Base Units per Eligible                 3.816           4.223      .370          2.232      .000      3.330
 2.  Aid Code Adjustment                      .989            .990      .985           .995     1.000       .976
 3.  Age/sex Adjustment                      1.026            .997     1.040          1.019     1.000      1.010
        Adjusted Units                       3.872           4.168      .379          2.263      .000      3.283
 4.  Average Cost Per Unit                   71.93           14.73    880.94          21.79    369.03      28.02
 5.  Area Adjustment                         1.013           1.000     1.000          1.000     l.000      1.000
        Adjusted Cost                     $  72.87         $ 14.73  $ 880.94       $  21.79  $ 369.03  $   28.02
 6.  Interest Adjustment                      .993            .996      .990           .993      .993       .993
        Contract Cost per Eligible        $ 280.18         $ 61.15  $ 330.54       $  48.97  $    .00  $   91.35   $ 812.19

 7.  Benefit Adjustments
              FY 94/95                       1.021            .926     1.002          1.002     1.042      1.025
              FY 95/96                       1.001            .850     1.000          1.000      .989       .991

 8.  Trend Adjustment 7/93-1/97              1.036           1.313     1.060           .926     1.000      1.454

      Annual Cost Per Eligible            $ 296.66         $ 63.20  $ 351.07       $  45.39  $    .00  $  134.92   $ 891.24

 9.  Mental Health Adjustment                  1.4%             .6%      6.6%           5.0%      1.5%       4.5%
10.  Lenses Adjustment                                                                                       1.5%

     Cost Excl. MH/Lenses                 $ 292.51         $ 62.82  $ 327.90       $  43.12  $    .00  $  126.92   $ 853.27

        Preliminary Monthly Rate                                                                                   $  71.11

11.  Stop Loss Reinsurance - All Services                        0                                 .0%                  .00

12.  Adjustment for FFS Limitation                                                                 -2%                (1.42)

13.  CHDP                                                                                                              2.43

14.  FQHC Incremental Amount                                                                                            .00

        Final Monthly Rate - Capitation Payments at Beginning of Month                                             $  72.12

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number         356                                 Base Period: CY '93
County          San Bernardino                          Rate Period: 6/96 - 9/97

Aid Code Group  Aged

                                            Phys      Pharm        HIP        HOP         LTC      Other       Total
 1.  Base Units per Eligible                 4.280     19.624      1.476      1.310       2.880     14.314
 2.  Aid Code Adjustment                      .936      1.021       .968       .931       1.007      1.016
 3.  Age/sex Adjustment                       .986      1.004       .995       .987       1.031      l.005
        Adjusted Units                       3.950     20.116      1.422      1.204       2.990     14.616
 4.  Average Cost Per Unit                   44.28      28.65     265.64      16.35       76.99       6.95
 5.  Area Adjustment                         1.013      1.000      1.000      1.000       1.000      1.000
        Adjusted Cost                     $  44.86   $  28.65   $ 265.64    $ 16.35    $  76.99   $   6.95
 6.  Interest Adjustment                      .991       .996       .986       .988        .994       .992
        Contract Cost per Eligible        $ 175.60   $ 574.02   $ 372.45    $ 19.45    $ 228.82   $ 100.77   $ 1,471.11

 7.  Benefit Adjustments
               FY 94/95                      1.002       .926      1.008      l.002       1.042      1.000
               FY 95/96                      1.000       .850      1.000      1.000        .989      1.000

 8.  Trend Adjustment 7/93-1/97              1.486      1.278       .896      1.127       1.075      1.565

      Annual Cost Per Eligible            $ 261.46   $ 577.41   $ 336.38    $ 21.96    $ 253.49   $ 157.71   $ 1,608.41

 9.  Mental Health Adjustment                   .3%        .5%        .7%        .9%         .4%        .0%

10.  Lenses Adjustment                                                                                 2.1%

     Cost Excl. MH/Lenses                 $ 260.68   $ 574.52   $ 334.03    $ 21.76    $ 252.48   $ 154.40   $ 1,597.87

        Preliminary Monthly Rate                                                                             $   133.16

11.  Stop Loss Reinsurance - All Services                   0                                .0%                    .00

12.  Adjustment for FFS Limitation                                                           -2%                  (2.66)

13.  CHDP                                                                                                           .00

14.  FQHC Incremental Amount                                                                                        .00

        Final Monthly Rate - Capitation Payments at Beginning of Month                                       $   130.50

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                  Date:         6/24/1997
Plan Number         356                                Base Period:  CY '93
County          San Bernardino                         Rate Period:  6/96 - 9/97

Aid Code Group  Disabled

                                            Phys       Pharm       HIP         HOP        LTC      Other      Total
 1.  Base Units per Eligible                 7.452     23.494      1.498      4.212       1.440     28.577
 2.  Aid Code Adjustment                      .994      1.003       .983       .993        .999      1.004
 3.  Age/sex Adjustment                      l.005       .979       .990      1.011       1.011      1.008
        Adjusted Units                       7.444     23.070      1.458      4.229       1.454     28.921
 4.  Average Cost Per Unit                   43.31      32.19     511.29      18.05      108.27      10.65
 5.  Area Adjustment                         1.013      1.000      1.000      1.000       1.000      1.000
        Adjusted Cost                     $  43.87   $  32.19   $ 511.29    $ 18.05    $ 108.27   $  10.65
 6.  Interest Adjustment                      .992       .996       .988       .990        .995       .992
        Contract Cost per Eligible        $ 323.96   $ 739.65   $ 736.52    $ 75.57    $ 156.64   $ 305.54   $ 2,337.88

 7.  Benefit Adjustments
               FY 94/95                      1.002       .926      l.005      1.002       1.042      1.000
               FY 95/96                      1.000       .850      1.000      1.000        .989      1.000

 8.  Trend Adjustment 7/93-1/97              1.160      1.270       .981      1.065        .991      1.327

      Annual Cost Per Eligible            $ 376.55   $ 739.37   $ 726.14    $ 80.64    $ 159.97   $ 405.45   $ 2,488.12

 9.  Mental Health Adjustment                  7.8%      10.7%      11.7%       2.4%        1.3%       1.4%
10.  Lenses Adjustment                                                                                  .9%

     Cost Excl. MH/Lenses                 $ 347.18   $ 660.26   $ 641.18    $ 78.70    $ 157.89   $ 396.18   $ 2,281.39

         Preliminary Monthly Rate                                                                            $   190.12

11.  Stop Loss Reinsurance - All Services                   0                                .0%                    .00

12.  Adjustment for FFS Limitation                                                           -2%                  (3.80)

13.  CHDP                                                                                                           .00

14.  FQHC Incremental Amount                                                                                        .00

        Final Monthly Rate - Capitation Payments at Beginning of Month                                       $   186.32

MOLINA MEDICAL CENTERS, INC.                                         95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number        356                                  Base Period: CY '93
County          San Bernardino                          Rate Period: 6/96 - 9/97

Aid Code Group  Child

                                            Phys      Pharm         HIP        HOP         LTC        Other       Total
 1.   Base Units per Eligible                3.791      3.907       .361       l.620        .000      1.882
 2.   Aid Code Adjustment                    1.011       .993      1.025       1.010       1.000       .998
 3.   Age/sex Adjustment                     1.184      1.019      1.227       1.087       1.000      1.109
         Adjusted Units                      4.538      3.953       .454       1.779        .000      2.083
 4.   Average Cost Per Unit                  69.47      11.05     901.25       22.20         .00      40.13
 5.   Area Adjustment                        1.013      1.000      1.000       1.000       1.000      1.000
         Adjusted Cost                    $  70.37   $  11.05   $ 901.25    $  22.20     $   .00   $  40.13
 6.   Interest Adjustment                     .992       .995       .987        .990        .994       .992
         Contract Cost per Eligible       $ 316.78   $  43.46   $ 403.85    $  39.10     $   .00   $  82.92     $  886.11

 7.   Benefit Adjustments
               FY 94/95                      1.021       .926      1.002       1.002       1.042      1.019
               FY 95/96                      1.001       .850      1.000       1.000        .989       .991

 8.   Trend Adjustment 7/93-1/97             1.047      1.330       .807        .878       1.000      1.285

       Annual Cost Per Eligible           $ 338.97   $  45.50   $ 326.56    $  34.40     $   .00   $ 107.60     $  853.03

 9.   Mental Health Adjustment                 1.6%       1.1%      13.4%        2.9%        3.4%       3.6%
10.   Lenses Adjustment                                                                                  .9%

      Cost Excl. MH/Lenses                $ 333.55   $  45.00   $ 282.80    $  33.40     $   .00   $ 102.79     $  797.54

        Preliminary Monthly Rate                                                                                $   66.46

11.   Stop Loss Reinsurance - All Services                  0                                 .0%                     .00

12.   Adjustment for FFS Limitation                                                           -2%                   (1.33)

13.   CHDP                                                                                                           2.38

14.   FQHC Incremental Amount                                                                                         .00

        Final Monthly Rate - Capitation Payments at Beginning of Month                                          $   67.51

MOLINA MEDICAL CENTERS, INC.                                        95-23637-02

Plan Name       Molina Medical Center                   Date:        6/24/1997
Plan Number         356                                 Base Period: CY '93
County          San Bernardino                          Rate Period: 6/96 - 9/97
Aid Code Group  Adult

                                            Phys      Pharm         HIP        HOP         LTC      Other         Total
 1.   Base Units per Eligible               22.752      5.069       3.590       4.465        .000      20.412
 2.   Aid Code Adjustment                    1.000      1.000       1.000       1.000       1.000       1.000
 3.   Age/sex Adjustment                     1.000      1.000       1.000       1.000       1.000       1.000
         Adjusted Units                     22.752      5.069       3.590       4.465        .000      20.412
 4.   Average Cost Per Unit                  59.80      16.00      960.30       20.51         .00       43.66
 5.   Area Adjustment                        1.013      1.000       1.000       1.000       1.000       1.000
         Adjusted Cost                  $    60.58   $  16.00  $   960.30    $  20.51     $   .00  $    43.66
 6.   Interest Adjustment                     .993       .996        .991        .989        .993        .991
         Contract Cost per Eligible     $ 1,368.67   $  80.78  $ 3,416.45    $  90.57     $   .00  $   883.17    $ 5,839.64

 7.   Benefit Adjustments
               FY 94/95                      1.002       .926       1.008       1.002       1.042       1.006
               FY 95/96                      1.000       .850       1.000       1.000        .989       1.000

 8.   Trend Adjustment 7/93-1/97             1.099      1.023       1.126       1.169       1.000       1.195

       Annual Cost per Eligible         $ 1,507.18   $  65.04  $ 3,877.70    $ 106.09     $   .00  $ 1,061.72    $ 6,617.73

 9.   Mental Health Adjustment                  .1%        .4%         .3%        1.1%         .0%         .1%
10.   Lenses Adjustment                                                                                    .4%

      Cost  Excl. MH/Lenses             $ 1,505.67   $  64.78  $ 3.866.07    $ 104.92     $   .00  $ 1,056.42    $ 6,597.86

        Preliminary Monthly Rate                                                                                 $   549.82

11.     Stop Loss Reinsurance - All
         Services                                           0                                  .0%                      .00

12.     Adjustment for FFS Limitation                                                          -2%                   (11.00)

13.     CHDP                                                                                                            .00

14.     FQHC Incremental Amount                                                                                         .00

           Final Monthly Rate - Capitation Payments at Beginning of Month                                        $   538.82

STATE OF CALIFORNIA                               CONTRACT NUMBER     AM. NO.
                                                  95-23637              03
STANDARD AGREEMENT -- APPROVED BY THE             TAXPAYER'S FEDERAL
(REV.5-91)            ATTORNEY GENERAL            EMPLOYER IDENTIFICATION NUMBER
                                                  33-0342719

THIS AGREEMENT, made and entered into this 1st day of October, 1998, in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE Of OFFICER ACTING FOR STATE      AGENCY
Chief, Program Support Branch          Department of Health Services,
                                       hereafter called the State, and
CONTRACTORS NAME
Molina Medical Centers, Inc.,          hereafter called the Contractor

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed does hereby agree to furnish to the State services and materials as follows: (Set forth service to be rendered by Contractor, amount to be paid Contractor time for performance or completion, and attach plans and specifications, if any.)

          Amendment A03 to Contract no. 95-23637 BETWEEN MOLINA MEDICAL CENTERS, INC., and the STATE OF CALIFORNIA,

          WHEREAS, the State of California and Molina Medical Centers, Inc., entered into a contract to provide health care services to Medi-Cal beneficiaries dated April 2, 1996; and

          NOW THEREFORE, this Contract is amended as follows:

[SEAL]

CONTINUED ON 98 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

 The provisions on the reverse side hereof constitutes a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

================================================================================================================================
     STATE OF CALIFORNIA                                                       CONTRACTOR
--------------------------------------------------------------------------------------------------------------------------------
AGENCY                                  CONTRACTOR (IF other than an individual, state whether a corporation, partnership, etc.)
Department of Health Services           Molina Medical Centers, Inc.
--------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)               BY (AUTHORIZED SIGNATURE)
/s/ Jayne Querin for                    /s/
--------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING          PRINTED NAME AND TITLE OF PERSON SIGNING
Edward E. Stahlberg                     J. Mario Molina, M.D.
--------------------------------------------------------------------------------------------------------------------------------
TITLE                                   ADDRESS
Chief, Program Support Branch           One Golden Shore, Long Beach, CA 90802
--------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS      PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE               Department of General Services
DOCUMENT                       Loc. Asst.Section 14157 W&I Code         Health Care Deposit                 Use Only
$ [187,972,680] 97/98          ------------------------------------------------------------
$ [114,472,680] 98/99          (OPTIONAL USE)                                                    Exempt From PCC per W&I Code
------------------------------                                                                   Section 14087.4
PRIOR AMOUNT ENCUMBERED FOR
THIS CONTRACT                  ------------------------------------------------------------
$ 615,498,670                     ITEM             CHAPTER        STATUTE       FISCAL YEAR
                                                     282           1997            97/98
------------------------------ 4260-601-912          324           1998            98/99
TOTAL AMOUNT ENCUMBERED TO     ------------------------------------------------------------
DATE                           OBJECT OF EXPENDITURE (CODE AND TITLE)
3,058,310                      9912-705-95915
-------------------------------------------------------------------------------------------
I hereby certify upon my own personal   T.B.A. NO.          B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
-------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/ Sharon Flaherty                                        11.19.98
-------------------------------------------------------------------------------------------

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE)

          1. The contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and are claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

          2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

          3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the state shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

          4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

          5.   Time is the essence of this agreement.

          6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

          7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

                                TABLE OF CONTENTS

ARTICLE II        DEFINITIONS                                                                             Pg  2

ARTICLE III       GENERAL TERMS AND CONDITIONS                                                            Pg 11

3.1               INTERPRETATION OF CONTRACT                                                              Pg 11
3.2               ENTIRE AGREEMENT                                                                        Pg 11
3.4               CHANGES IN STATUTES OR REGULATIONS                                                      Pg 12
3.12              INSPECTION RIGHTS                                                                       Pg 13
3.18.2            Termination-Contractor                                                                  Pg 14
3.19              Sanctions                                                                               Pg 15
3.20.1            General                                                                                 Pg 16
3.22.3            Contracting Officer's or Alternate Dispute Officer's Decision                           Pg 18
3.22.4            Appeal of Contracting Officer's or Alternate Dispute Officer's Decision                 Pg 19
3.22.5            Contractor Duty to Perform                                                              Pg 20
3.22.6            Waiver of Claims                                                                        Pg 20
3.23.1            Enrollment-General                                                                      Pg 20
3.23.3            Coverage                                                                                Pg 21
3.23.5            Disenrollment                                                                           Pg 21
3.26              FACILITIES                                                                              Pg 24
3.28.1            Knox-Keene and Regulations                                                              Pg 25
3.28.3            Departmental Approval-Non-Federally Qualified HMOs                                      Pg 25
3.28.4            Departmental Approval-Federally Qualified HMOs                                          Pg 26
3.28.6            Federally Qualified Health Centers/Rural Health Clinics                                 Pg 26
3.28.8            Disclosures                                                                             Pg 27
3.28.9            Payment                                                                                 Pg 27
3.28.10           Electronic Billing Capability                                                           Pg 28
3.28.11           Physician Incentive Plan Requirements                                                   Pg 29
3.33              AMENDMENT OF CONTRACT                                                                   Pg 29
3.41              COST AVOIDANCE AND POST-PAYMENT RECOVERY OF OTHER                                       Pg 30
                  HEALTH COVERAGE SOURCES
3.42              THIRD PARTY TORT LIABILITY/ESTATE RECOVERY                                              Pg 32
3.43              OBTAINING DHS APPROVAL                                                                  Pg 34
3.44              PILOT PROJECT                                                                           Pg 35
3.45              RECORDS RELATED TO RECOVERY FOR TOBACCO RELATED                                         Pg 35
                  ILLNESSES
3.45.1            Records                                                                                 Pg 35
3.45.2            Payment for Records                                                                     Pg 36
3.46              FRAUD AND ABUSE REPORTING                                                               Pg 37

ARTICLE IV
4.3               FACILITY INSPECTIONS                                                                    Pg 37
4.4               ENROLLMENT PROCESSING                                                                   Pg 37
4.4.1             General                                                                                 Pg 37
4.4.2             Definition                                                                              Pg 38
4.4 3             DHS Enrollment Obligations                                                              Pg 39
4.4.4             Disputes Concerning DHS Enrollment Obligations                                          Pg 40
4.6               TESTING AND CERTIFICATION OF MARKETING REPRESENTATIVES                                  Pg 42
4.7               APPROVAL PROCESS                                                                        Pg 42
4.8               PROGRAM INFORMATION                                                                     Pg 43
4.9               SANCTIONS                                                                               Pg 43

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

ARTICLE V
5.2               AMOUNTS PAYABLE                                                                         Pg 43
5.4               CAPITATION RATES CONSTITUTE PAYMENT IN FULL                                             Pg 45
5.5               DETERMINATION OF RATES                                                                  Pg 46
5.6               REDETERMINATION OF RATES-OBLIGATION CHANGES                                             Pg 48
5.9               FINANCIAL PERFORMANCE GUARANTEE                                                         Pg 49
5.11              RECOVERY OF CAPITATION PAYMENTS                                                         Pg 49
5.12              DATA REPORTING PERFORMANCE INCENTIVES                                                   Pg 50
5.12.1            Definitions                                                                             Pg 50
5.12.2            Payment Provisions                                                                      Pg 52
5.12.3            Performance Incentive Standards                                                         Pg 54
5.13              FQHC/RHC RISK CORRIDOR PAYMENTS                                                         Pg 61
5.14              PAYMENT OF AIDS BENEFICIARY RATES                                                       Pg 61

ARTICLE VI        Scope of Work
6.3.1             Financial Viability/Standards Compliance                                                Pg 63
6.3.2             Financial Audit/Reports                                                                 Pg 64
6.3.6             Submittal of FQHC and RHC Payment Information                                           Pg 66
6.3.7             Submittal of In-Patient Days Information                                                Pg 66
6.4.1             Management Information System (MIS) Capability                                          Pg 67
6.4.2             Encounter Data Submittal                                                                Pg 67
6.4.3             MIS/Data Correspondence                                                                 Pg 68
6.4.4             Timely, Complete and Accurate Data Submission                                           Pg 68
6.5.3.4           Quality Indicators                                                                      Pg 68
6.5.5.2           Review Procedures                                                                       Pg 69
6.5.5.3           Number of Sites to be Reviewed Prior to Operations                                      Pg 69
6.5.5.5           Facility Inspections                                                                    Pg 69
6.5.5.6           Corrective Actions                                                                      Pg 70
6.5.10.7          Targeted Case Management Services                                                       Pg 71
6.6.6             Provider to Member Ratios                                                               Pg 71
6.6.8             Subcontracts                                                                            Pg 71
6.6.13            Quarterly Report                                                                        Pg 72
6.6.14            Contract and Employment Terminations                                                    Pg 72
6.6.15            Utilization of DSH Hospitals                                                            Pg 72
6.6.17            Emergency Service Providers                                                             Pg 73
6.6.20            FQHC Services                                                                           Pg 75
6.6.21            FQHC and Rural Health Clinics (RHC) Contracts                                           Pg 75
6.6.22            Indian Health Services Facilities                                                       Pg 76
6.7.1.1           General Requirements                                                                    Pg 76
6.7.2.2           Waiver Programs                                                                         Pg 77
6.7.3.1           Miscellaneous Service Carve Outs                                                        Pg 77
6.7.3.2           California Children Services (CCS)                                                      Pg 78
6.7.3.3           Mental Health                                                                           Pg 80
6.7.3.5           Dental                                                                                  Pg 83
6.7.3.7           Directly Observed Therapy (DOT) for Treatment of Tuberculosis                           Pg 83
6.7.4.3           School Linked CHDP Services: Subcontracts                                               Pg 84
6.7.4.4           Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Supplemental
                  Services, Including Case Management Services                                            Pg 84
6.7.4.7           Family Planning: Out-of-Network Reimbursement                                           Pg 85
6.7.4.8           Family Planning: Reimbursement Rate                                                     Pg 86

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03


6.7.4.9           Sexually Transmitted Diseases (STDs)                                                    Pg 86
6.7.4.14          Nurse Midwife and Nurse Practitioner Services                                           Pg 87
6.7.7.3           Individual Health Education Behavioral Assessments                                      Pg 88
6.7.7.7           Group Needs Assessment                                                                  Pg 88
6.7.9             LOCAL MENTAL HEALTH PLAN COORDINATION                                                   Pg 89
6.7.9.1           Memorandum of Understanding                                                             Pg 89
6.8.6             Marketing Plan                                                                          Pg 91
6.9.3             Disclosure Forms                                                                        Pg 91
6.9.5             Membership Services Guide                                                               Pg 91
6.9.9             Primary Care Physician Selection                                                        Pg 94
6.9.10            Primary Care Physician Assignment                                                       Pg 95
6.9.11            Continuity of Care                                                                      Pg 95
6.9.13            Member Compliant/Grievance Systems                                                      Pg 95
6.9.15            Denial, Deferral, or Modification of Prior Authorization Requests                       Pg 96
6.10.6            Cultural and Linguistics Services Plan                                                  Pg 97
6.11.1            Time Frames                                                                             Pg 98

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

1. Article II, DEFINITIONS, is amended by adding a new Section I, Catastrophic Coverage Limitation, to read:

     I. Catastrophic Coverage Limitation means the date beyond which Contractor is not at risk, as determined by the Director, to provide or make reimbursement for illness of or injury to beneficiaries which results from or is greatly aggravated by a catastrophic occurrence or disaster, including, but not limited to, an act of war, declared or undeclared, and which occurs subsequent to enrollment.

2. Article II, DEFINITIONS, is amended by relettering old Sections I through LL as new Sections J through MM.

3. Article II, DEFINITIONS, relettered Section P, Covered Services, is amended to read:

     P. Covered Services means Medical Case Management and those services set forth in Title 22, CCR, Division 3, Subdivision 1, Chapter 3, beginning with Section 51301, and Title 17, CCR, Chapter 4, Subchapter 13, Article 4, beginning with Section 6840. Covered Services do not include:

          1. Services for major organ transplants as specified in Section 6.7.2.1, Major Organ Transplants.

          2. Long term care services as specified in Section 6.7.2.3, Long Term Care, (LTC).

          3. Home and community based services (HCBS) as specified in Sections 6.7.2.2, Waiver Programs, and 6.7.3.8, Department of Developmental Services Administered Medicaid Home and Community Based Services Waiver. HCBS do not include any service that is available as an EPSDT service, including EPSDT supplemental services, as described in Title 22, CCR, Sections 51184, 51340 and 51340.1. EPSDT supplemental services are covered under this Contract, as specified in Article VI, Section 6.7.4.4, Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Supplemental Services, Including Case Management Services.

          4. California Children Services (CCS) as specified in Section 6.7.3.2, CCS Services.

          5. Mental health services as specified in Section 6.7.3.3, Mental Health.

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

          6. Alcohol and drug treatment services and outpatient heroin detoxification as specified in Section 6.7.3.4, Alcohol and Drug Treatment Services.

          7. Fabrication of optical lenses as specified in Section 6.7.3.6, Vision Care - Lenses.

          8.   Directly observed therapy for tuberculosis as specified in
               Section 6.7.3.7, Directly Observed Therapy (DOT) for Treatment of Tuberculosis.

          9. Dental services as specified in Title 22, CCR, Section 51307 and EPSDT supplemental dental services as described in Title 22, CCR,
               Section 51340.1(a). However, Contractor is responsible for all Covered Services as specified in Article VI, Section 6.7.3.5, Dental.

          10.  Acupuncture services as specified in Title 22, CCR, Section
               51308.5.

          11.  Chiropractic services as specified in Title 22, CCR, Section
               51308.

          12.  Prayer or spiritual healing as specified in Title 22, CCR,
               Section 51312.

          13. Local Education Agency (LEA) assessment services as specified in Title 22, CCR, Section 51360(b)(1) provided to a Member who qualifies for LEA services based on Title 22, CCR, Section 51190.1(a).

          14. Any LEA services as specified in Title 22, CCR, Section 51360 provided pursuant to an Individualized Education Plan (IEP) as set forth in Education Code, Section 56340 et seq. or an Individualized Family Service Plan (IFSP) as set forth in Government Code Section 95020, or LEA services provided under an Individualized Health and Support Plan (IHSP), as described in Title 22, CCR, Section 51360.

          15. Laboratory services provided under the State serum alphafetoprotein- testing program administered by the Genetic Disease Branch of DHS.

          16.  Adult Day Health Care.

          17. Targeted case management services as specified in Title 22, CCR, Sections 51185(h) and 51351, and as described in Article VI,
               Section 6.5.10.7, Targeted Case Management Services.

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

          18. Childhood lead poisoning case management provided by County health departments.

          19. HIV and AIDS drugs listed in Attachment II (consisting of one page), and HIV and AIDS drugs classified as Nucleoside Analogs, Protease Inhibitors, and Non-Nucleoside Reverse Transcriptase Inhibitors, approved by the federal Food and Drug Administration
               (FDA) after July 1, 1997.

4. Article II, DEFINITIONS, relettered Section Y, Eligible Beneficiary, is amended to read:

     Y. Eligible Beneficiary means any Medi-Cal beneficiary who is residing in Contractor's Service Area with one of the following aid codes:
          CalWORKS/Public Assistance Family - aid codes 30, 32, 3G, 33, 3H, 35, 38, 39, 3A, 3C, 40, 42, 54, 59, 3P, 3R, 3N, 3U, 7X; 3E, 3L, 3M;
          Medically Needy Family - aid code 34; Public Assistance Aged - aid codes 10, 16, 18; Medically Needy Aged - aid code 14; Public Assistance Blind - aid codes 20, 26, 28, 6A; Medically Needy Blind - aid code 24; Public Assistance Disabled - aid codes 36, 60, 66, 68, 6C, 6N, 6P, 6R; Medically Needy Disabled - aid code 64; Medically Indigent Child - aid codes 03, 04, 45, 4C, 4K, 5K, 82; Medically Indigent Adult - aid code 86; and Refugees - aid codes 01, 0A, 02, and 08, with the following exclusions:

          1. Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for bone marrow, heart, heart-lung, liver, lung, combined liver and kidney, or combined liver and small bowel transplants.

          2. Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver Program, the Skilled Nursing Facility Waiver Program, the Model Waiver Program, the Acquired Immune Deficiency (AIDS) and AIDS Related Conditions Waiver Program, and the Multipurpose Senior Services Waiver Program.

          3. Individuals determined by the Medi-Cal Field Office to be in need of long term care and residing in a Skilled Nursing Facility
               (SNF) for 30 days past the month of admission.

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

          4. Individuals who have commercial or Medicare HMO coverage, unless the Medicare HMO is a provider under this Contract and DHS has agreed, as a term of the HMO's Contract, that these individuals may be enrolled, and DHS and the Medicare HMO have negotiated an appropriate rate for these individuals. Individuals with Medicare fee-for-service coverage are not excluded from enrolling under this Contract.

5. Article II, DEFINITIONS, relettered Section Z, Emergency Conditions, is amended to read:

     Z. Emergency Medical Condition means a medical condition which is manifested by acute symptoms of sufficient severity (including severe pain), such that a prudent lay person, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in:

          1. placing the health of the individual (or, in the case of a pregnant woman, the health of the woman or her unborn child) in serious jeopardy,

          2.   serious impairment to bodily function, or

          3.   serious dysfunction of any bodily organ or part.

6. Article II, DEFINITIONS, relettered Section AA, Emergency Services, is amended to read:

     AA. Emergency Services means those health services needed to evaluate or stabilize an Emergency Medical Condition.

7. Article II, DEFINITIONS, relettered Section HH, Fee-For-Service Mental Health Services (FFS/MC), is amended to read:

     HH. Fee-For-Service Medi-Cal Mental Health Services (FFS/MC) means the mental health services covered through Fee-For-Service Medi-Cal which include outpatient services and acute care inpatient services. These services are provided through Primary Care Physicians as well as psychiatrists and psychologists.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

8. Article II, DEFINITIONS, relettered Section II, Financial Security, is amended to read:

     II. Financial Performance Guarantee means cash or cash equivalents which are immediately redeemable upon demand by DHS, in an amount determined by DHS, which shall not be less than one full month's capitation.

9. Article II, DEFINITIONS, is amended by adding a new Section NN, Health Plan Employer Data and Information Set, to read:

     NN. Health Plan Employer Data and Information Set (HEDIS) means the set of standardized performance measures developed by the National Committee for Quality Assurance (NCQA), a not-for-profit organization. HEDIS is designed to ensure that the public has the information it needs to reliably compare the performance of managed health care plans.

10. Article II, DEFINITIONS, is amended by relettering old Sections MM through K2 as new Sections OO through M2.

11. Article II, DEFINITIONS, relettered Section QQ, Joint Commission on Accreditation of Hospitals (JCAHCO), is amended to read:

     QQ. Joint Commission on the Accreditation of Health Care Organizations (JCAHCO) means the organization composed of representatives of the American Hospital Association, the American Medical Association, the American College of Physicians, the American College of Surgeons, and the American Dental Association. JCAHCO provides health care accreditation and related services that support performance improvement in health care organizations.

12. Article II, DEFINITIONS, relettered Section B1, Minor Consent Services, is amended to read:

     B1. Minor Consent Services means those Covered Services of a sensitive nature which minors do not need parental consent to access related to:

          1.   Sexual assault, including rape.

          2.   Drug or alcohol abuse for children 12 years of age or older.

          3.   Pregnancy.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

          4.   Family planning.

          5. Sexually transmitted diseases (STDs), designated by the Director, in children 12 years of age or older.

          6. Outpatient mental health care for children 12 years of age or older who are mature enough to participate intelligently and where either (1) there is a danger of serious physical or mental harm to the minor or others or (2) the children are the alleged victims of incest or child abuse.

          State law provides minors the right to obtain an abortion without parental consent.

13. Article II, DEFINITIONS, relettered Section P1, Primary Care Provider, is amended to read:

     P1. Primary Care Provider means a person responsible for supervising, coordinating, and providing initial and Primary Care to Members; for initiating referrals and for maintaining the continuity of Member care. A Primary Care Provider may be a Primary Care Physician or Non-Physician Medical Practitioner.

14. Article II, DEFINITIONS, relettered Section X1, Sensitive Services, is amended to read:

     X1.  Sensitive Services means those services related to:

          1.   Family planning.

          2.   Sexually transmitted diseases (STDs).

          3.   Abortion.

          4.   HIV testing.

15. Article II, DEFINITIONS, relettered Section B2, Short-Doyle Medi-Cal Mental Health Services (SD/MC), is amended to read:

     B2. Short-Doyle Medi-Cal Mental Health Services (SD/MC) means those services defined in Title 22, CCR, Section 51341. SD/MC Mental Health Services include: crisis intervention, crisis stabilization, inpatient hospital services, crisis residential treatment case management, adult residential treatment, day treatment intensive, rehabilitation, outpatient therapy, medication and support services.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

16.  Article II, DEFINITIONS, relettered Section J2, Third Party Liability
     (TPL), is amended to read:

     J2. Third Party Tort Liability (TPTL) means the responsibility of an individual or entity other than Contractor or the Member for the payment of claims for injuries or trauma sustained by a Member. This responsibility may be contractual, a legal obligation, or as a result of, or the fault or negligence of, third parties (e.g., auto accidents or other personal injury casualty claims or Workers' Compensation appeals).

17.  Article II, DEFINITIONS, is amended by adding a new subsection N2 to read:

     N2. Physician Incentive Plan means any compensation arrangement between Contractor and a Physician or a Physician group that may directly or indirectly have the effect of reducing or limiting services provided to Members under this Contract.

18.  Article II, DEFINITIONS, is amended by adding a new subsection O2 to read:

     O2.  Rural Health Clinic (RHC) means an entity defined in Title 22, CCR,
          Section 51115.5.

19.  Article II, DEFINITIONS, is amended by adding a new subsection P2 to read:

     P2. Beneficiary Assignment means the act of DHS or DHS' enrollment contractor of notifying a beneficiary in writing of the health plan in which the beneficiary shall be enrolled if the beneficiary fails to timely choose a health plan. If, at any time, the beneficiary notifies DHS or DHS' enrollment contractor of the beneficiaries health plan choice, such choice shall override the beneficiary assignment and be effective as provided in Article III, Section 3.23.3, Coverage.

20.  Article II, DEFINITIONS, is amended by adding a new subsection Q2 to read:

     Q2. AIDS Beneficiary means a Member for whom a Diagnosis of Acquired Immunodeficiency Syndrome (AIDS) has been made by a treating Physician.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

21.  Article II, DEFINITIONS, is amended by adding a new subsection R2 to read:

     R2. Diagnosis of AIDS means a clinical diagnosis of AIDS that meets the most recent communicable disease surveillance case definition of AIDS established by the federal Centers for Disease Control and Prevention
          (CDC), United States Department of Health and Human Services and published in the Morbidity and Mortality Weekly Report (MMWR) or its supplements, in effect for the month in which the clinical diagnosis is made.

22.  Article II, DEFINITIONS, is amended by adding a new subsection S2 to read:

     S2. Other Healthcare Coverage Sources (OHCS) means the responsibility of an individual or entity, other than Contractor or the Member, for the payment of the reasonable value of all or part of the healthcare benefits provided to a Member. Such OHCS may originate under any other State, federal, or local medical care program or under other contractual or legal entitlement, including, but not limited to, a private group or indemnification program. This responsibility may result from a health insurance policy or other contractual agreement or legal obligation, excluding tort liability.

23.  Article II, DEFINITIONS, is amended by adding a new subsection T2 to read:

     T2. Cost Avoid means Contractor requires a provider to bill all liable third parties and receive payment or proof of denial of coverage from such third parties prior to Contractor paying the provider for the services rendered.

24.  Article II, DEFINITIONS, is amended by adding a new subsection U2 to read:

     U2. Post-Payment Recovery means Contractor pays the provider for the services rendered and then uses all reasonable efforts to recover the cost of the services from all liable third parties.

25.  Article II, DEFINITIONS, is amended by adding a new subsection V2 to read:

     V2. Word Usage. Unless the context of this Contract clearly requires otherwise, (a) the plural and singular numbers shall each be deemed to include the other; (b) the masculine, feminine, and neuter genders shall each be deemed to include the others; (c) "shall," "will," "must," or "agrees" are mandatory, and "may" is permissive; (d) "or" is not exclusive; and (e) "includes" and "including" are not limiting.

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 MOLINA MEDICAL CENTERS, INC.                                       95-23637-A03

26.  Article II, DEFINITIONS, is amended by adding a new section W2 to read:

     W2. Specialty Mental Health Provider means a person or entity who is licensed, certified or otherwise recognized or authorized under State law governing the healing arts to provide Specialty Mental Health Services and who meets the standards for participation in the Medi-Cal program. Specialty Mental Health Providers include clinics, hospital outpatient departments, certified residential treatment facilities, skilled nursing facilities, psychiatric health facilities, hospitals, and licensed mental health professionals, including psychiatrists, psychologists, licensed clinical social workers, marriage, family and child counselors, and registered nurses authorized to provide Specialty Mental Health Services.

27.  Article II, DEFINITIONS, is amended by adding a new section X2 to read:

     X2.  Specialty Mental Health Service means:

          1. Rehabilitative services, which includes mental health services, medication support services, day treatment intensive, day rehabilitation, crisis intervention, crisis stabilization, adult residential treatment services, crisis residential services, and psychiatric health facility services;

          2.   Psychiatric inpatient hospital services;

          3.   Targeted Case Management;

          4.   Psychiatrist services;

          5.   Psychologist services; and

          6.   EPSDT supplemental specialty mental health services.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

28. Article III, GENERAL TERMS AND CONDITIONS, is amended by adding new Sections 3.1 and 3.2 to read:

     3.1       INTERPRETATION OF CONTRACT

     If it is necessary to interpret this Contract, all applicable laws may be used as aids in interpreting the Contract. However, the parties agree that any such applicable laws shall not be interpreted to create contractual obligations upon DHS or Contractor, unless such applicable laws are expressly incorporated into this Contract in some section other than this
     Section 3.1, Interpretation of Contract. Except for Section 3.19, Sanctions and Section 3.20, Liquidated Damages Provision, the parties agree that any remedies for DHS' or Contractor's non-compliance with laws not expressly incorporated into this Contract, or any covenants implied to be part of this Contract, shall not include money damages, but may include equitable remedies such as injunctive relief or specific performance. In the event any provision of this Contract is held invalid by a court, the remainder of this Contract shall not be affected. This Contract is the product of mutual negotiation, and if any ambiguities should arise in the interpretation of this Contract, both parties shall be deemed authors of this Contract.

     3.2       ENTIRE AGREEMENT

     This written Contract and any amendments shall constitute the entire agreement between the parties. No oral representations shall be binding on either party unless such representations are reduced to writing and made an amendment to the Contract.

29.  Article III, GENERAL TERMS AND CONDITIONS, is amended by renumbering old
     Section 3.1, Delegation of Authority, as Section 3.3 and amending paragraph three to read:

     Contractor's Representative shall be designated in writing by Contractor. Such designation shall be submitted to the Contracting Officer in accordance with Section 3.5, Authority of the State.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

30.  Article III, GENERAL TERMS AND CONDITIONS, is amended by deleting old
     Section 3.2, Governing Authorities, and replacing it with a new Section 3.4, Changes in Statutes or Regulations, to read:

     3.4       CHANGES IN STATUTES OR REGULATIONS

     The parties recognize that during the life of this Contract, the Medi-Cal Managed Care Program shall be a dynamic program requiring numerous changes to its operations and that the scope and complexity of these changes shall vary widely over the life of the Contract. The parties agree that the development of a system that has the capability to implement such changes in an orderly and timely manner is of considerable importance.

     Any provision of this Contract which is in conflict with current or future applicable federal or State laws or regulations is hereby amended to conform to the provisions of those laws and regulations. Such amendment of the Contract shall be effective on the effective date of the statutes or regulations necessitating it, and shall be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties.

     Such amendment shall constitute grounds for termination of this Contract in accordance with the procedures and provisions of Section 3.18.2, Termination - Contractor. The parties shall be bound by the terms of the amendment until the effective date of the termination.

31. Article III, GENERAL TERMS AND CONDITIONS, is amended by renumbering old Sections 3.3 through 3.9, as Sections 3.5 through 3.11.

32. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.7, Compliance with Protocols, sentence one, is amended to read:

     Contractor shall develop the protocols and procedures specified in this Contract and shall comply with them within 30 days of their approval by DHS.

33.  Article III, GENERAL TERMS AND CONDITIONS, is amended by deleting old
     Section 3.10, Membership Diversity.

34. Article III, GENERAL TERMS AND CONDITIONS, is amended by renumbering old Sections 3.11 through 3.43 as Sections 3.12 through 3.44.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

35. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.12, Inspection Rights, is amended to read:

     3.12      INSPECTION RIGHTS

     Through the end of the records retention period specified in Section 3.32.2, Records Retention, Contractor shall allow DHS, DHHS, the Comptroller General of the United States, Department of Justice (DOJ) Bureau of Medi-Cal Fraud, Department of Corporations (DOC), and other authorized State agencies, or their duly authorized representatives, including DHS' external quality review organization contractor, to inspect, monitor or otherwise evaluate the quality, appropriateness, and timeliness of services performed under this Contract, and to inspect, evaluate, and audit any and all books, records, and Facilities maintained by Contractor and subcontractors pertaining to these services at any time during normal business hours.

     Books and records include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract, including working papers, reports, financial records, and books of account, Medical Records, prescription files, laboratory results, Subcontracts, information systems and procedures, and any other documentation pertaining to medical and non-medical services rendered to Members. Upon request, through the end of the records retention period specified in Section 3.32.2, Records Retention, Contractor shall furnish any record, or copy of it, to DHS or any other entity listed in this section, at Contractor's sole expense.

36. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.15, Term, paragraph two, is amended to read:

     The term of the Contract consists of the following three periods: 1) The Implementation Period shall extend from March 1, 1996 to June 1,1996; 2) The Operations Period shall extend from June 1, 1996 to March 1,2001, subject to the termination provisions of Sections 3.18, Termination, and 3.19, Sanctions, and subject to the limitation provisions of Article V, Payment Provisions, Section 5.2, Amounts Payable; and 3) The Turnover/Phaseout Period shall extend for six (6) months from the end of the Operations Period, subject to the provisions of Section 3.16, Contract Extension, in which case the Turnover/Phaseout Period shall apply to the six (6) month period beginning the first day after the end of the Operations Period, as extended.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

37. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.17, Turnover and Phaseout Requirements, paragraph one, is amended to read:

     DHS shall retain an amount equal to 10% or one million dollars ($1,000,000), whichever is greater unless provided otherwise by the Financial Performance Guarantee, from the capitation payment of the last month of the Operations Period until all activities required during the Turnover and Phaseout Period are fully completed to the satisfaction of DHS, in it sole discretion.

38. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.18.1, Termination - State or Director, paragraph two, is amended to read:

     Notification shall be given at least nine (9) months prior to the effective date of termination, except in cases where the Director determines the health and welfare of Members is jeopardized by continuation of this Contract, in which case the Contract shall be immediately terminated. Notification shall state the effective date of, and the reason for the termination. DHS and Contractor may negotiate an earlier termination date.

39. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.18.2, Termination - Contractor, is amended to read:

     3.18.2    TERMINATION - CONTRACTOR

     If mutual agreement between DHS and Contractor cannot be attained on capitation rates for rate years subsequent to September 30,1997, Contractor shall retain the right to terminate the Contract, no earlier than September 30,1998, by giving at least nine (9) months written notice to DHS to that effect. The effective date of any termination under this section shall be September 30.

     Grounds under which Contractor may terminate this Contract are limited to:
     (1) Unwillingness to accept the capitation rates determined by DHS, or if DHS decides to negotiate rates, failure to reach mutual agreement on rates; or (2) When a change in contractual obligations is created by a State or federal change in the Medi-Cal program, or a lawsuit, that substantially alters the financial assumptions and conditions under which Contractor entered into this Contract, such that Contractor can demonstrate to the satisfaction of DHS that it cannot remain financially solvent through the term of the Contract.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

     If Contractor invokes ground number 2, Contractor shall submit a detailed written financial analysis to DHS supporting its conclusions that it cannot remain financially solvent. At the request of DHS, Contractor shall submit or otherwise make conveniently available to DHS, all of Contractor's financial work papers, financial reports, financial books and other records, bank statements, computer records, and any other information required by DHS to evaluate Contractor's financial analysis.

     Based on the above two grounds, Contractor may terminate the Contract, no earlier than September 30, 1998, by giving at least nine (9) months written notice to DHS to that effect. The effective date of any termination under this section shall be September 30.

     DHS and Contractor may negotiate an earlier termination date if Contractor can demonstrate to the satisfaction of DHS that it cannot remain financially solvent until the termination date that would otherwise be established under this section. Termination under these circumstances shall not relieve Contractor from performing the Turnover and Phaseout activities, as described in Section 3.17.

40. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.18.3, Mandatory Termination, paragraph 2, is amended to read:

     Under these circumstances, termination of the Contract shall be effective on the last day of the month in which the Secretary, DHHS, or DOC makes such determination, provided that DHS provides Contractor with at least 60 days notice of termination. The termination of this Contract shall be effective on the last day of the second full month from the date of the notice of termination. Contractor agrees that 60 days notice is reasonable. Termination under this section does not relieve Contractor of its obligations under the Turnover and Phaseout Requirements, Sections 3.17 through 3.17.4, except that these requirements may be performed after Contract termination.

41. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.19, Sanctions, is amended to read:

     3.19      SANCTIONS

     In the event DHS finds Contractor non-compliant with any provisions of this Contract, applicable statutes or regulations, or for good cause shown, DHS may impose sanctions provided in Welfare and Institutions Code, Section 14304 and Title 22, CCR, Section 53872. Good cause includes, but is not limited to, three repeated and uncorrected findings of serious deficiencies that have the potential to endanger patient care identified in the medical audits conducted by DHS.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

     If required by DHS, Contractor shall ensure subcontractors cease specified activities which may include, but are not limited to, referrals, assignment of beneficiaries, and reporting, until DHS determines that Contractor is again in compliance.

42. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.20.1, General, is amended to read:

     3.20.1    GENERAL

     It is agreed by the State and Contractor that:

     A. If Contractor does not provide or perform the requirements of this Contract or applicable laws and regulations, damage to the State shall result;

     B.   Proving such damages shall be costly, difficult, and time-consuming;

     C. Should the State choose to impose liquidated damages, Contractor shall pay the State those damages for not providing or performing the specified requirements;

     D. Additional damages may occur in specified areas by prolonged periods in which Contractor does not provide or perform requirements;

     E. The damage figures listed below represent a good faith effort to quantify the range of harm that could reasonably be anticipated at the time of the making of the Contract;

     F. DHS may, at its discretion, offset liquidated damages from capitation payments owed to Contractor;

     G. Imposition of liquidated damages as specified in Sections 3.20.2, Liquidated Damages for Violation of Contract Terms Regarding the Implementation Period, 3.20.3, Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period, and 3.20.4, Annual Medical Reviews, shall follow the administrative processes described below;

     H. DHS shall provide Contractor with written notice specifying Contractor requirement(s), contained in the Contract or as required by federal and State law or regulation, not provided or performed;

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

     I. During the Implementation Period, Contractor shall submit or complete the outstanding requirement(s) specified in the written notice within five (5) State working days from the date of the notice, unless, subject to the Contracting Officer's written approval, Contractor submits a written request for an extension. The request must include the following: the requirement(s) requiring an extension; the reason for the delay; and the proposed date of the submission of the requirement.

     J. During the Implementation Period, if Contractor has not performed or completed an Implementation Period requirement or secured an extension for the submission of the outstanding requirement, DHS may impose liquidated damages for the amount specified in Section 3.20.2, Liquidated Damages for Violation of Contract Terms Regarding the Implementation Period.

     K. During the Operations Period, Contractor shall demonstrate the provision or performance of Contractor's requirement(s) specified in the written notice within a thirty (30) calendar day Corrective
          Action period from the date of the notice, unless within five (5) days from the end of the Corrective Action period a request for an extension is submitted to the Contracting Officer. If Contractor has not demonstrated the provision or performance of Contractor's requirement(s) specified in the written notice by the end of the Corrective Action period, DHS may impose liquidated damages for each day the specified Contractor's requirement is not performed or provided for, in the amount specified in Section 3.20.3, Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period.

     L. During the Operations Period, if Contractor has not performed or provided Contractor's requirement(s) specified in the written notice or secured the written approval for an extension, after thirty (30) days from the first day of the imposition of liquidated damages, DHS shall notify Contractor in writing of the increase of the liquidated damages to the amount specified in Section 3.20.3, Liquidated Damages for Violation of Contract Terms or Regulations Regarding the Operations Period.

     Nothing in this provision shall be construed as relieving Contractor from performing any other Contract duty not listed herein, nor is the State's right to enforce or to seek other remedies for failure to perform any other Contract duty hereby diminished.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

43. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.20.4, Annual Medical Reviews, paragraph one, sentence two, is amended to read:

     If, after notice, Contractor does not correct the deficiency to the satisfaction of DHS within thirty (30) days, or longer if authorized by DHS in writing, DHS may impose an additional liquidated damages of $5,000 per day per major uncorrected deficiency as determined by DHS medical review staff.

44. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.22.3, Contracting Officer's Decision, is amended to read:

     3.22.3    CONTRACTING OFFICER'S OR ALTERNATE DISPUTE OFFICER'S DECISION

     Pursuant to a request by Contractor, the Contracting Officer may provide for a dispute to be decided by an alternate dispute officer designated by DHS, who is not the Contracting Officer and is not directly involved in the Medi-Cal Managed Care Program. Any disputes concerning performance of this Contract shall be decided by the Contracting Officer or the alternate dispute officer in a written decision stating the factual basis for the decision. Within thirty (30) days of receipt of a Notification of Dispute, the Contracting Officer or the alternate dispute officer shall either render a decision or shall request from Contractor, which in the opinion of the Contracting Officer or alternate dispute officer is sufficient to allow the rendering of a decision. Within thirty (30) days of receipt of the additional substantiating documentation requested, a decision shall be rendered. A copy of the decision shall be served on Contractor.

     The Contracting Officer's or alternate dispute officer's decision shall:

     A. Find in favor of Contractor, in which case the Contracting Officer or alternate dispute officer may:

          1. Countermand the earlier conduct which caused Contractor to file a dispute; or

          2. Reaffirm the conduct and, if there is a cost impact sufficient to constitute a change in obligations pursuant to the payment provisions contained in Article V, direct DHS to comply with that section.

     B. Deny Contractor's dispute and, where necessary, direct the manner of future performance; or

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

     C. Request additional substantiating documentation in the event the information in Contractor's notification is inadequate to permit a decision to be made under A. or B. above, and shall advise Contractor as to what additional information is required, and establish how that information shall be furnished. Contractor shall have thirty (30) days to respond to the Contracting Officer's or alternate dispute officer's request for further information. Upon receipt of this additional requested information, the Contracting Officer or alternate dispute officer shall have thirty (30) days to respond with a decision. Failure to supply additional information required by the Contracting Officer or alternate dispute officer within the time period specified above shall constitute waiver by Contractor of all claims in accordance with Section 3.22.6, Waiver of Claims.

45.  Article III, GENERAL TERMS AND CONDITIONS, is amended by adding a new
     Section 3.22.4, to read:

     3.22.4 APPEAL OF CONTRACTING OFFICER'S OR ALTERNATE DISPUTE OFFICER'S DECISION

     Contractor shall have thirty (30) calendar days following the receipt of the decision to file an appeal of the decision to the Director. All appeals shall be governed by Health and Safety Code Section 100171, except for those provisions of Section 100171(d)(1) relating to accusations, statements of issues, statement to respondent, and notice of defense. All appeals shall be in writing and shall be filed with DHS' Office of Administrative Hearings and Appeals. An appeal shall be deemed filed on the date it is received by the Office of Administrative Hearings and Appeals. An appeal shall specifically set forth each issue in dispute, and include Contractor's contentions as to those issues. However, Contractor's appeal shall be limited to those issues raised in its Notice of Dispute filed pursuant to Section 3.22.2, Notification of Dispute. Failure to timely appeal the decision shall constitute a waiver by Contractor of all claims arising out of that conduct, in accordance with Section 3.22.6, Waiver of Claims. Contractor shall exhaust all procedures provided for in Section 3.22, Disputes and Appeals, prior to initiating any other action to enforce this Contract.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

46. Article III, GENERAL TERMS AND CONDITIONS, old Section 3.21.4, Contractor Duty to Perform, is amended to read:

     3.22.5    CONTRACTOR DUTY TO PERFORM

     Pending final determination of any dispute hereunder, Contractor shall proceed diligently with the performance of this Contract and in accordance with the Contracting Officer's or alternate dispute officer's decision.

     If, pursuant to an appeal under Section 3.22.4, Appeal of Contracting Officer's or Alternate Dispute Officer's Decision, the Contracting Officer's or alternate dispute officer's decision is reversed, the effect of the decision pursuant to Section 3.22.4 shall be retroactive to the date of the Contracting Officer's or alternate dispute officer's decision, and Contractor shall promptly receive any benefits of such decision. DHS shall not pay any interest on any amounts paid pursuant to a Contracting Officer's or alternate dispute officer's decision or any appeal of such decision.

47. Article III, GENERAL TERMS AND CONDITIONS, old Section 3.21.5, Waiver of Claims, is amended to read:

     3.22.6    WAIVER OF CLAIMS

     If Contractor fails to submit a Notification of Dispute, supporting and substantiating documentation, any additionally required information, or an appeal of the Contracting Officer's or alternate dispute officer's decision, in the manner and within the time specified in the Disputes and Appeals sections, that failure shall constitute a waiver by Contractor of all claims arising out of that conduct, whether direct or consequential in nature.

48. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.23.1, Enrollment - General, is amended to read:

     3.23.1    ENROLLMENT - GENERAL

     Eligible Beneficiaries residing within the Service Area of Contractor may be enrolled at any time during the term of this Contract. Eligible Beneficiaries shall be accepted by Contractor up to the limits imposed in
     Section 3.23.2, Enrollment Totals, and without regard to physical or mental condition, age, sex, race, religion, creed, color, national origin, marital status, sexual orientation or ancestry.

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49.  Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.23.3,
     Coverage, is amended to read:

     3.23.3    COVERAGE

     Member coverage shall begin at 12:01 a.m. on the first day of the calendar month for which the Eligible Beneficiary's name is added to the approved list of Members furnished by DHS to Contractor. The term of membership shall continue indefinitely unless this Contract expires, is terminated, or the Member is disenrolled under the conditions described in Section 3.23.5, Disenrollment.

50. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.23.5, Disenrollment, is amended to read:

     3.23.5    DISENROLLMENT

     The enrollment contractor shall process a Member Disenrollment under the following conditions, subject to approval by DHS, in accordance with the provisions of Title 22, CCR, Section 53891:

     A.   Disenrollment of a Member is mandatory when:

          1. The Member requests Disenrollment, subject to any lock-in restrictions on Disenrollment under the federal lock-in option, if applicable.

          2. The Member's eligibility for Enrollment with Contractor is terminated or eligibility for Medi-Cal is ended, including the death of the Member.

          3.   Enrollment was in violation of Title 22, CCR, Section 53891
               (a)(2), or requirements of this Contract regarding Marketing, and DHS or Member requests Disenrollment.

          4. Disenrollment is requested in accordance with Welfare and Institutions Code, Sections 14303.1 or 14303.2.

          5. There is a change of a Member's place of residence to outside Contractor's Service Area.

          6. It is determined that the Member is enrolled as a commercial or Medicare member of an HMO other than Contractor.

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          7.   Disenrollment is based on the circumstances described in Article
               VI, Section 6.7.2, Excluded Services: Circumstances Under Which Member Disenrolled.

          Such Disenrollment shall become effective on the first day of the second month following receipt by DHS of all documentation necessary, as determined by DHS, to process the Disenrollment, provided Disenrollment was requested at least 30 days prior to that date, except for Disenrollments pursuant to Article VI, Section 6.7.2.1, Major Organ Transplants, for which Disenrollment shall be effective the beginning of the month in which the transplant is approved.

     B. Contractor shall recommend to DHS the Disenrollment of any Member in the event of a breakdown in the "Contractor/Member relationship" which makes it impossible for Contractor's providers to render services adequately to a Member. Except in cases of violent behavior or fraud, Contractor shall make significant efforts to resolve the problem with the Member through avenues such as reassignment of Primary Care Physician, education, or referral to services (such as mental health or substance abuse programs), before requesting a Contractor-initiated Disenrollment. In cases of Contractor-initiated Disenrollment of a Member, Contractor must submit to DHS a written request with supporting documentation for Disenrollment based on the breakdown of the "Contractor/Member relationship." Contractor-initiated disenrollments must be prior approved by DHS and shall be considered only under the following circumstances:

          1. Member is repeatedly verbally abusive to Contractor providers, ancillary or administrative staff, subcontractor staff, or to other plan Members.

          2. Member physically assaults a Contractor provider or staff person, subcontractor staff person, or other Member, or threatens another individual with a weapon on Contractor premises. In this instance, Contractor or subcontractor shall file a police report and file charges against the Member.

          3.   Member is disruptive to Contractor operations, in general.

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          4.   Member habitually uses providers not affiliated with Contractor for non-Emergency Services without required authorizations (causing Contractor to be subjected to repeated provider demands for payment for those services or other demonstrable degradation in Contractor's relations with community providers).

          5. Member has allowed the fraudulent use of Medi-Cal coverage under the plan, which includes allowing others to use the Member's plan membership card to receive services from Contractor.

     C. A Member's failure to follow prescribed treatment (including failure to keep established medical appointments) shall not, in and of itself, be good cause for the approval by DHS of a Contractor-initiated Disenrollment request unless Contractor can demonstrate to DHS that, as a result of the failure, Contractor is exposed to a substantially greater and unforeseeable risk than that otherwise contemplated under the Contract and rate-setting assumptions.

     D. The problem resolution attempted prior to a Contractor-initiated Disenrollment described in subsection B, must be documented by Contractor. A formal procedure for Contractor-initiated Disenrollments shall be established by Contractor and approved by DHS. As part of the procedure, the Member shall be notified in writing by Contractor of the intent to disenroll the Member for cause and allowed a period of no less that twenty (20) days to respond to the proposed action.

          1. Contractor must submit a written request for Disenrollment and the documentation supporting the request to DHS for approval. The supporting documentation must establish the pattern of behavior and Contractor's efforts to resolve the problem. DHS shall review the request and render a decision in writing within ten(10)
               State working days of receipt of a Contractor request and necessary documentation. If the Contractor-initiated request for Disenrollment is approved by DHS, DHS shall submit the Disenrollment request to the enrollment contractor for processing. Contractor shall be notified by DHS of the decision, and if the request is granted, shall be notified by the enrollment contractor of the effective date of the Disenrollment. Contractor shall notify the Member of the Disenrollment for cause if DHS grants the Contractor-initiated request for Disenrollment.

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          2.   Contractor shall continue to provide Covered Services to the
               Member until the effective date of the Disenrollment.

     E. Except as provided in subsection A.7, Membership shall cease no later than midnight on the last day of the second calendar month after the Member's Disenrollment request and all required supporting documentation are received by DHS. On the first day after membership ceases, Contractor is relieved of all obligations to provide Covered Services to the Member under the terms of this Contract. Contractor agrees in turn to return to DHS any capitation payment forwarded to Contractor for persons no longer enrolled under this Contract.

     F. Contractor shall implement and maintain procedures to ensure that all Members requesting Disenrollment or information regarding the Disenrollment process are immediately referred to the enrollment contractor.

51. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.25, Pharmaceutical Services and Prescribed Drugs, sentence one, is amended to read:

     Contractor shall provide pharmaceutical services and prescribed drugs, either directly or through Subcontracts, in accordance with all laws and regulations regarding the provision of pharmaceutical services and prescription drugs to Medi-Cal beneficiaries, including, but not limited to, Title 22, CCR, Section 53854.

52. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.26, Facilities, is amended to read:

     3.26      FACILITIES

     Facilities used by Contractor for providing Covered Services shall comply with the provisions of Title 22, CCR, Section 53856.

53. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28, Subcontracts, sentence two, is amended to read:

     In doing so, Contractor shall meet the subcontracting requirements as stated in Title 22, CCR, Section 53867 and this Contract.

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54.  Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.1,
     Knox-Keene and Regulations, is amended to read:

     3.28.1    KNOX-KEENE AND REGULATIONS

     All Subcontracts shall be in writing, and shall be entered into in accordance with the requirements of the Knox-Keene Health Care Services Plan Act of 1975, Health and Safety Code Section 1340 et seq.; Title 10, CCR, Section 1300 et seq.; W&I Code Section 14200 et seq.; Title 22, CCR,
     Section 53800 et seq.; and applicable federal and State laws and regulations.

55. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.2, Subcontract Requirements, Subsection D, is amended to read:

     D. Subcontractor's agreement to assist Contractor in the transfer of care pursuant to Section 3.17.2, Turnover Requirements, in the event of Contract termination.

56. Article III, GENERAL TERMS AND CONDITIONS, is amended by adding a new subsection H, to renumbered Section 3.28.2, Subcontract Requirements, to read:

     H. Subcontractor's agreement to timely gather, preserve and provide to DHS, any records in the Subcontractor's possession, in accordance with
          Section 3.45, Records Related to Recovery for Tobacco Related
          Illnesses.

57. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.3, Departmental Approval - Non-Federally Qualified HMOs, is amended to read:

     3.28.3    DEPARTMENTAL APPROVAL - NON-FEDERALLY QUALIFIED HMOS

     Except as provided in Section 3.28.6, Federally Qualified Health Centers/Rural Health Clinics, a provider or management Subcontract entered into by a Contractor which is not a federally qualified HMO shall become effective upon approval by DHS in writing, or by operation of law where DHS has acknowledged receipt of the proposed Subcontract, and has failed to approve or disapprove the proposed Subcontract within sixty (60) days of receipt. Within five (5) State working days of receipt, DHS shall acknowledge in writing the receipt of any material sent to DHS by Contractor for approval.

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     Subcontract amendments shall be submitted to DHS for prior approval at least thirty (30) days before the effective date of any proposed changes governing compensation, services, or term. Proposed changes which are neither approved or disapproved by DHS, shall become effective by operation of law 30 days after DHS has acknowledged receipt or upon the date specified in the Subcontract amendment, whichever is later.

58. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.4, Departmental Approval - Federally Qualified HMOs, is amended to read:

     3.28.4    DEPARTMENTAL APPROVAL - FEDERALLY QUALIFIED HMOS

     Except as provided in Section 3.28.6, Federally Qualified Health Centers/ Rural Health Clinics, Subcontracts entered into by a plan which is a federally qualified HMO shall be:

     A.   Exempt from prior approval by DHS.

     B.   Submitted to DHS upon request.

59. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.6, Federally Qualified Health Centers, is amended to read:

     3.28.6    FEDERALLY QUALIFIED HEALTH CENTERS/RURAL HEALTH CLINICS

     Contractor shall not enter into a Subcontract with a Federally Qualified Health Center (FQHC) or a Rural Health Clinic (RHC) unless DHS approves the provisions regarding rates, which shall be subject to the standard that they be reasonable, as determined by DHS, in relation to the services to be provided in accordance with Article VI, Section 6.6.21, FQHC and RHC Contracts. In Subcontracts where the FQHC or RHC has made the election to be reimbursed on a reasonable cost basis by the State, provisions shall be included that require the subcontractor to keep a record of the number of visits by plan Members separate from Fee-For-Service Medi-Cal beneficiaries, in addition to any other data reporting requirements of the Subcontract.

     Subcontracts with FQHCs shall also meet Contract requirements of Article VI, Sections 6.6.20, FQHC Services, and 6.6.21, FQHC and RHC Contracts. Subcontracts with RHCs shall also meet Contract requirements of Article VI,
     Section 6.6.21.

     In Subcontracts where a negotiated reimbursement rate is agreed to as total payment, a provision that such rate constitutes total payment shall be included in the Subcontract.

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60.  Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.8,
     Disclosures, is amended to read:

     3.28.8    DISCLOSURES

     Each Subcontract shall contain at least the elements required by Section 3.28.2, Subcontract Requirements, and the following:

     A. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor from the plan.

     B.   Specification of the services to be provided by the subcontractor.

     C. Specification that the Subcontract shall be governed by and construed in accordance with the contractual obligations of Contractor.

     D. Specification that the Subcontract or Subcontract amendments shall become effective only as set forth in Sections 3.28.3, Departmental Approval - Non-Federally Qualified HMOs, or 3.28.4, Departmental Approval - Federally Qualified HMOs.

     E. Specification of the term of the Subcontract including the beginning and ending dates as well as methods of extension, renegotiation and termination.

     F.   Subcontractor's agreement to submit reports as required by Contractor.

61. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.28.9, Payment, is amended to read:

     3.28.9    PAYMENT

     Contractor shall pay all claims submitted by subcontracting providers in accordance with this section, unless the subcontracting provider and Contractor have agreed in writing to an alternate payment schedule.

     A. Contractor shall comply with Section 1932(f), Title XIX, Social Security Act (42 U.S.C. Section 1396u-2(f)), and Health and Safety Code, Section 1371, subject to the following:

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          1.   Contractor shall pay or deny 90% of claims for payment submitted by providers for which no further written documentation or substantiation is required within 30 calendar days of receipt by Contractor. Written notice must be given to providers of contested claims within thirty (30) calendar days after receipt of the claim by Contractor. Such notice shall state the reason(s) for contesting the claim. Contractor agrees that failure to provide timely notification to a provider of a contested claim means that the claim is not being contested and is subject to the requirements for paying uncontested claims.

          2. Contractor shall ensure that 100% of claims for payment submitted by providers for which no further written documentation or substantiation is required are paid or denied within forty-five
               (45) State working days after receipt.

     B. Contractor shall maintain procedures for prepayment and postpayment claims review, including review of data related to provider, Member and Covered Services for which payment is claimed.

     C. Contractor shall maintain sufficient claims processing/tracking/payment systems capability to: comply with applicable state and federal law, regulations and Contract requirements, determine the status of received claims, and calculate the estimate for incurred and unreported claims, as specified by Title 10, CCR, Sections 1300.77.1 and 1300.77.2.

62.  Article III, GENERAL TERMS AND CONDITIONS, is amended by adding a new
     Section 3.28.10 to read:

     3.28.10   ELECTRONIC BILLING CAPABILITY

     No later than April 1, 1999, Contractor shall submit to DHS a written report detailing Contractor's actual or planned capability to accept provider claims electronically. The report shall describe Contractor's electronic capability for accepting claims from the following types of providers:

     A.   Pharmacy;

     B.   Hospital;

     C.   Physician, including Emergency room Physician; and

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     D.   Allied health providers.

          The report shall include a timetable for implementation of the necessary electronic capability for each type of provider claim that Contractor plans to install. For each type of provider claim that Contractor has no plans to accept electronically, the report shall include a supporting statement, which shall include a cost-benefit analysis, any infrastructure limitations, and any other circumstances that could preclude acceptance of those claims electronically. DHS shall submit any questions regarding Contractor's report within sixty
          (60) days of DHS' receipt of the report. Contractor shall respond to any questions from DHS within 60 (sixty) days after Contractor's receipt of the questions.

63.  Article III, GENERAL TERMS AND CONDITIONS, is amended by adding a new
     Section 3.28.11 to read:

     3.28.11   PHYSICIAN INCENTIVE PLAN REQUIREMENTS

     Contractor may implement and maintain a Physician Incentive Plan only if:

     A. No specific payment is made directly or indirectly under the incentive plan to a Physician or Physician group as an inducement to reduce or limit Medically Necessary Covered Services provided to an individual Member; and

     B. The stop-loss protection (reinsurance), beneficiary survey, and disclosure requirements of 42 CFR 417.479 are met by Contractor.

64. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.33, Amendment of Contract, is amended to read:

     3.33      AMENDMENT OF CONTRACT

     Should either party during the life of this Contract desire a change in this Contract, that change shall be proposed in writing to the other party. The other party shall acknowledge receipt of the proposal within 10 days of receipt of the proposal. The party proposing any such change shall have the right to withdraw the proposal any time prior to acceptance or rejection by the other party. Any proposal shall set forth an explanation of the reason and basis for the proposed change and the text of the desired amendment to this Contract which would provide for the change. If the proposal is accepted, this Contract shall be amended to provide for the change mutually agreed to by the parties on the condition that the amendment is approved by DHHS, and the State Department of Finance, if necessary.

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65.  Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.41,
     Recovery From Other Sources or Providers, is amended to read:

     3.41 COST AVOIDANCE AND POST-PAYMENT RECOVERY OF OTHER HEALTH COVERAGE SOURCES

     A. Contractor shall Cost Avoid or make a Post-Payment Recovery for the reasonable value of services paid for by Contractor and rendered to a Member whenever a Member's OHCS covers the same services, either fully or partially. However, in no event shall Contractor Cost Avoid or seek Post-Payment Recovery for the reasonable value of services from a TPTL action or make a claim against the estates of deceased Members.

     B.   All monies recovered by Contractor are retained by Contractor.

     C. Contractor shall coordinate benefits with other coverage programs or entitlements, recognizing the OHCS as primary and the Medi-Cal program as the payor of last resort.

     D.   Cost Avoidance

          1. If Contractor reimburses the provider on a fee-for-service basis, Contractor shall not pay claims for services provided to a Member whose Medi-Cal eligibility record indicates third party coverage, designated by a Other Health Coverage (OHC) code or Medicare coverage, without proof that the provider has first exhausted all sources of other payments. Contractor shall have written procedures implementing this requirement. Contractor shall submit these procedures to DHS for review and comment.

          2. Proof of third party billing is not required prior to payment for services provided to Members with OHC codes A, M, X, Y, or Z.

     E.   Post-Payment Recovery

          1. If Contractor reimburses the provider on a fee-for-service basis, Contractor shall pay the provider's claim and then seek to recover the cost of the claim by billing the liable third parties:

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               a.   For services provided to Members with OHC codes A, M, X, Y, or Z;

               b. For services defined by DHS as prenatal or preventive pediatric services; or

               c. In child-support enforcement cases, identifiable by Contractor. If Contractor does not have access to sufficient information to determine whether or not the OHC coverage is the result of a child support enforcement case, Contractor shall follow the procedures for Cost Avoidance.

          2. In instances where Contractor does not reimburse the provider on a fee-for-service basis, Contractor shall pay for services provided to a Member whose eligibility record indicates third party coverage, designated by a OHC code or Medicare coverage, and then shall bill the liable third parties for the cost of actual services rendered.

          3. Contractor shall also bill the liable third parties for the cost of services provided to Members who are retroactively identified by Contractor or DHS as having OHC.

          4. Contractor shall have written procedures implementing the above requirements. Contractor shall submit these procedures to DHS for review and comment.

     F. Contractor shall initiate a Disenrollment for all Members whose eligibility record indicates OHC codes K, C, P, or F, within three (3) State working days after Contractor becomes aware of the OHC code. Until the Member is disenrolled, Contractor shall Cost Avoid or seek Post-Payment Recovery as specified in subsections D and E above.

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     G.   Reporting Requirements

          1. Contractor shall submit monthly reports to DHS, in a format prescribed by DHS, displaying claims counts and dollar amounts of costs avoided and the amount of Post-Payment Recoveries, by aid category, as well as the amount of outstanding recovery claims (accounts receivable) by age of account. The report shall display separate claim counts and dollar amounts for Medicare Part A and Part B. Reports shall be sent to the Department of Health Services, Third Party Liability Branch, Cost Avoidance Unit,
               P.O. Box 2471, Sacramento, CA 95812-2471.

          2. When Contractor identifies OHC unknown to DHS, Contractor shall report this information to DHS within ten (10) days of discovery in automated format as prescribed by DHS. This information shall be sent to the Department of Health Services, Third Party Liability Branch, Health Identification Unit, P.O. Box 2471, Sacramento, CA 95812-2471.

          3. Contractor shall demonstrate to DHS that where Contractor does not Cost Avoid or perform Post-Payment Recovery, that the aggregate cost of this activity exceeds the total revenues Contractor projects it would receive from such activity.

66. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.42, Third Party Tort Liability, is amended to read:

     3.42      THIRD PARTY TORT LIABILITY/ESTATE RECOVERY

     Contractor shall identify and notify DHS' Third Party Liability Branch of all instances or cases in which Contractor believes that an action by the Medi-Cal Member involving the tort or Workers' Compensation liability of a third party or estate recovery could result in recovery by the Member of funds to which DHS has lien rights under Article 3.5 (commencing with Section 14124.70), Part 3, Division 9, Welfare and Institutions Code. Contractor shall make no claim for recovery of the value of Covered Services rendered to a Member in such cases or instances and shall refer all such cases or instances to DHS' Third Party Liability Branch within ten
     (10) days of discovery. To assist DHS in exercising its responsibility for such recoveries, Contractor shall meet the following requirements:

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

     A. If DHS requests service information and/or copies of paid invoices/claims for Covered Services to an individual Member, Contractor shall deliver the requested information within thirty (30) days of the request. Service information includes subcontractor and out-of-plan provider data. The value of the Covered Services shall be calculated as the usual, customary and reasonable charge made to the general public for similar services or the amount paid to subcontracted providers or out-of-plan providers for similar services.

     B.   Information to be delivered shall contain the following data items:

          1.   Member name.

          2.   Full 14-digit Medi-Cal number.

          3.   Social Security Number.

          4.   Date of birth.

          5.   Contractor name.

          6.   Provider name (if different from Contractor).

          7.   Dates of service.

          8.   Diagnosis code and description of illness/injury.

          9.   Procedure code and/or description of services rendered.

          10. Amount billed by a subcontractor or out-of-plan provider to Contractor (if applicable).

          11. Amount paid by other health insurance to Contractor or subcontractor (if applicable).

          12. Amounts and dates of claims paid by Contractor to subcontractor or out-of-plan provider (if applicable).

          13.  Date of denial and reasons for denial of claims (if applicable).

          14.  Date of death (if applicable).

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     C.   Contractor shall identify to DHS' Third Party Liability Branch the name, address and telephone number of the person responsible for receiving and complying with requests for mandatory and/or optional at-risk service information.

     D. If Contractor receives any requests from attorneys, insurers, or beneficiaries for copies of bills, Contractor shall provide DHS' Third Party Liability Branch with a copy of any document released as a result of such request, and shall provide the name and address and telephone number of the requesting party.

     E. Information submitted to DHS under this section shall be sent to Department of Health Services, Third Party Liability Branch, Recovery Section, P.O. Box 2471, Sacramento, CA 95812-2471.

67. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.43, Obtaining DHS Approval, is amended to read:

     3.43      OBTAINING DHS APPROVAL

     Contractor shall obtain written approval from DHS, as provided in Section 4.7, Approval Process, prior to implementing or using any of the following, including revisions to any of the items listed:

     A. Providers of Covered Services, except for providers of seldom used or unusual services as determined by DHS.

     B.   Facilities.

     C.   Marketing activities.

     D. Marketing materials, promotional materials, and public information releases relating to performance under this Contract, Member service guides; Member newsletters; and provider claim forms unique to the Contract.

     E.   Member Grievance procedure.

     F.   Member Disenrollment procedure.

     G.   Grievance forms.

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     H.   Any other protocol, policy or procedure otherwise requiring approval under this Contract.

68. Article III, GENERAL TERMS AND CONDITIONS, renumbered Section 3.44, Pilot Projects, is amended to read:

     3.44      PILOT PROJECTS

     DHS, pursuant to W&I Code Section 14094.3(c)(2), may establish pilot projects to test alternative managed care models tailored to the special health care needs of children under the California Children Services (CCS) Program. These pilot projects may affect Contractor's obligations under the Contract in the areas of Covered Services, eligible enrollees, and administrative systems. These pilot projects shall be implemented through Contract amendment pursuant to Section 3.33, Amendment of Contract, and, if necessary, Change Order pursuant to Section 3.35, Change Requirements. DHS shall not require Contractor to cover CCS services under the capitation rate as part of a pilot project unless Contractor is a voluntary participant in the project.

69.  Article III, GENERAL TERMS AND CONDITIONS, is amended by adding a new
     Section 3.45, to read:

     3.45      RECORDS RELATED TO RECOVERY FOR TOBACCO RELATED ILLNESSES

     3.45.1    RECORDS

     DHS has filed a lawsuit for the recovery of medical expenses paid for the treatment of tobacco related illnesses, (People of the State of California ex rel. Daniel E. Lungren, Attorney General of the State of California; S. Kimberly Belshe, Director of Health Services of the State of California v. Philip Morris, Inc.; R.J. Reynolds Tobacco Company; Brown & Williamson Tobacco Corporation; B.A.T. Industries P.L.C.; Lorillard Tobacco Company, Inc.; American Tobacco Company, Inc.; United States Tobacco Company; Hill & Knowlton, Inc.; The Council for Tobacco Research-U.S.A., Inc.; Tobacco Institute, Inc.; Smokeless Tobacco Council, Inc. and Does 1 through 200, inclusive) (hereafter the "Tobacco Lawsuit"). Upon request by DHS, Contractor shall timely gather, preserve and provide to DHS, in the form and manner specified by DHS, any information specified by DHS, subject to any lawful privileges, in Contractor's or its subcontractors' possession, relating to the Tobacco Lawsuit. (If Contractor asserts that any requested documents are covered by a privilege, Contractor shall: 1) identify such privileged documents with sufficient particularity to reasonably identify the document

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        while retaining the privilege; and 2) state the privilege being claimed that supports withholding production of the document.) Such request shall include, but is not limited to, a response to a request for documents submitted by any defendant in the Tobacco Lawsuit. Contractor acknowledges that time may be of the essence in responding to some requests. Contractor shall use all reasonable efforts to immediately notify DHS of any subpoenas, document production requests, or requests for records, received by Contractor or its subcontractors related to tobacco related illnesses or the incidence of disease associated with the use of tobacco products.

        3.45.2      PAYMENT FOR RECORDS

        In addition to the payments provided for in Article V, DHS agrees to pay Contractor for complying with Section 3.45.1, Records, above, as follows:

        A. DHS shall reimburse Contractor amounts paid by Contractor to third parties for services necessary to comply with Section 3.45.1. Any third party assisting Contractor with compliance with Section
             3.45.1 shall comply with all applicable confidentiality requirements. Amounts paid by Contractor to any third party for assisting Contractor in complying with Section 3.45.1 shall not exceed normal and customary charges for similar services and such charges and supporting documentation shall be subject to review by DHS.

        B.   If Contractor uses existing personnel and resources to comply with
             Section 3.45.1, DHS shall reimburse Contractor as specified below. Contractor shall maintain and provide to DHS time reports supporting the time spent by each employee as a condition of reimbursement. Reimbursement claims and supporting documentation shall be subject to review by DHS.

             1. Compensation and payroll taxes and benefits, on a prorated basis, for the employees' time devoted directly to compiling information pursuant to Section 3.45.1.

             2. Costs for copies of all documentation submitted to DHS pursuant to Section 3.45.1, subject to a maximum reimbursement of ten (10) cents per copied page.

        C. Contractor shall submit to DHS all information needed by DHS to determine reimbursement to Contractor under this section, including, but not limited to, copies of invoices from third parties and payroll records.

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70.     Article III, GENERAL TERMS AND CONDITIONS, is amended by adding a new
        Section 3.46 to read:

        3.46        FRAUD AND ABUSE REPORTING

        Contractor shall report to the Contracting Officer all cases of suspected fraud and/or abuse, as defined in 42 Code of Federal Regulations, Section 455.2, where there is reason to believe that an incident of fraud and/or abuse has occurred, by subcontractors, Members, providers, or employees within ten (10) State working days of the date when Contractor first becomes aware of or is on notice of such activity. Contractor shall establish policies and procedures for identifying, investigating and taking appropriate corrective action against fraud and/or abuse in the provision of health care services under the Medi-Cal program. Contractor shall notify DHS prior to conducting any investigations, based upon Contractor's finding that there is reason to believe that an incident of fraud and/or abuse has occurred, and, upon the request of DHS, consult with DHS prior to conducting such investigations. Without waiving any privileges of Contractor, Contractor shall report investigation results within ten (10) State working days of conclusion of any fraud and/or abuse investigation.

71. Article IV, DUTIES OF THE STATE, Section 4.3, Facility Inspections, is amended to read:

        4.3         FACILITY INSPECTIONS

        Conduct unannounced validation reviews on a number of Contractor's Primary Care sites, selected at DHS' discretion, to verify compliance of these sites with DHS requirements.

72. Article IV, DUTIES OF THE STATE, Section 4.4, Enrollment Processing, is amended to read:

        4.4         ENROLLMENT PROCESSING

        4.4.1       GENERAL

        The parties to this Contract agree that the primary purpose of DHS' Medi-Cal managed care system is to improve quality and access to care for Medi-Cal beneficiaries. The parties acknowledge that the Medi-Cal eligibility process and the managed care enrollment system are dynamic and complex programs. The parties also acknowledge that it is impractical to ensure that every beneficiary eligible for enrollment in the Contractor's plan will be enrolled in a timely manner. Furthermore, the parties recognize

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        that for a variety of reasons some Eligible Beneficiaries will not be enrolled in Contractor's plan and will receive Covered Services in the Medi-Cal Fee-for-Service system. These reasons include, but are not limited to, the exclusion of some beneficiaries from participating in Medi-Cal managed care, the time it takes to enroll beneficiaries, changes in laws and policies, the loss and subsequent regaining of eligibility by beneficiaries, retroactive periods of eligibility for some beneficiaries, and the lack of a current valid address for some beneficiaries. The parties desire to work together in a cooperative manner so that Eligible Beneficiaries who choose to or should be assigned to Contractor's plan are enrolled in Contractor's plan pursuant to the requirements of Section 4.4. The parties agree that to accomplish this goal it is necessary to be reasonably flexible with regard to the enrollment process.

        4.4.2       DEFINITIONS

        For purposes of Section 4.4, Enrollment Processing, the following definitions shall apply:

        A. Fully Converted County means a county in which the following circumstances - exist, except for those Medi-Cal beneficiaries covered by Title 22, CCR, Section 53887,:

             1. Eligible Beneficiaries who meet the mandatory enrollment criteria contained in Tide 22, CCR, Section 53845(a) may no longer choose to receive Covered Services on a Fee-for-Service basis; and

             2. All new Eligible Beneficiaries who meet the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a) must now choose a managed care plan or they will be assigned to a managed care plan; and

             3. All Eligible Beneficiaries listed in MEDS as meeting the mandatory enrollment criteria contained in Title 22, CCR,
                    Section 53845(a) on the last date that both 1. and 2. above occur:

                    (i) have been notified of the requirement to choose a managed care plan and informed that if they fail to choose a plan they will be assigned to a managed care plan; and

                    (ii) those beneficiaries still eligible for Medi-Cal and enrollment into a managed care plan at the time their plan enrollment is processed in MEDS have been enrolled into a managed care plan.

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        B.   Mandatory Plan Beneficiary means:

             1. A new Eligible Beneficiary who meets the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a) both at the time her/his plan enrollment is processed by the DHS Enrollment Contractor and by MEDS; or

             2. An Eligible Beneficiary previously receiving Covered Services in a county without mandatory managed care enrollment who now resides in a county where mandatory enrollment is in effect and who meets the mandatory enrollment criteria contained in Title 22, CCR, Section 53845(a); or

             3. An Eligible Beneficiary meeting the criteria of Title 22, CCR, Section 53845(b) prior to October 1, 1998, and who subsequently meets the criteria of Title 22, CCR, Section 53845(a).

        C. Mandatory Plan Beneficiary shall not include any Eligible Beneficiary who:

                    (i) is eligible to receive Covered Services on a Fee-for-Service basis because her/his MEDS eligibility for managed care plan enrollment is interrupted due to aid code, ZIP code or county code changes; or

                    (ii) becomes eligible for enrollment in a managed care plan on a retroactive basis.

        4.4.3       DHS ENROLLMENT OBLIGATIONS

        A. DHS shall receive applications for enrollment from its enrollment contractor and shall verify the current eligibility of applicants for enrollment in Contractor's plan under this Contract. If the Contractor has the capacity to accept new enrollees, DHS or its enrollment contractor shall enroll or assign eligible applicants in Contractor's plan when selected by the applicant or when the applicant fails to timely select a plan. Of those to be enrolled or assigned in Contractor's plan, DHS will ensure that in a Fully Converted County a Mandatory Plan Beneficiary will receive an effective date of plan enrollment that is no later than 90 days from the date that MEDS lists such an individual as meeting the enrollment criteria contained in Title 22, CCR, Section 53845(a), if all changes to MEDS have been made to allow for the enrollment of the individual and all changes necessary to this Contract to accommodate such enrollment, including, but not limited to rate

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             changes and aid code changes, have been executed. DHS will use due diligence in making any changes to MEDS and to this Contract. DHS will provide Contractor a list of Members on a monthly basis.

        B. DHS or its enrollment contractor shall assign Eligible Beneficiaries meeting the enrollment criteria contained in Title 22, CCR, Section 53845(a) to plans in accordance with Title 22, CCR, Section 53884.

        C. Notwithstanding any other provision in this Contract, A. and B. above shall not apply to:

             1. Eligible Beneficiaries previously eligible to receive Medi-Cal services from a Prepaid Health Plan or Primary Care Case Management plan and such plan's contract with DHS expires, terminates, or is assigned or transferred to Contractor;

             2. Members who are enrolled into another managed care plan on account of assignment, assumption, termination, or expiration of this Contract;

             3. Eligible Beneficiaries covered by a new mandatory aid code, added to this Contract after October 1, 1998;

             4. Eligible Beneficiaries meeting the criteria of Title 22, CCR, Section 53845(b) prior to October 1, 1998, who subsequently meet the criteria of Title 22, CCR 53845(a) due solely to DHS designating a prior voluntary aid code as a new mandatory aid code;

             5. Eligible Beneficiaries residing in a County that is not a Fully Converted County; or

             6. Eligible Beneficiaries without a current valid deliverable address or with an address designated as a County post office box for homeless beneficiaries.

        4.4.4       DISPUTES CONCERNING DHS ENROLLMENT OBLIGATIONS

        A. Pursuant to the requirements and procedures contained in Section 3.20, Disputes and Appeals, Contractor shall notify DHS of DHS' noncompliance with Section 4.4, Enrollment Processing.

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        B.   DHS shall have 120 days from the date of DHS' receipt of
             Contractor's notice (the "Cure Period") to cure any noncompliance with Section 4.4, Enrollment Processing, identified in Contractor's notice, without incurring any financial liability to Contractor. For purposes of this section, DHS shall be deemed to have cured any noncompliance with Section 4.4, Enrollment Processing, identified in Contractor's notice if within the Cure Period any of the following occurs:

             1. Mandatory Plan Beneficiaries receive an effective date of plan enrollment that is within the Cure Period, or

             2. DHS corrects enrollment that failed to comply with Section 4.4, Enrollment Processing, by redirecting enrollment from one Contractor to another within the Cure Period in order to comply with Section 4.4, Enrollment Processing, or

             3. Within the Cure Period, DHS changes the distribution of beneficiary Assignment (subject to the requirements of Title 22, CCR, Section 53884(b)(l) through (b)(4)), to the maximum extent new beneficiaries are available to be assigned, to make up the number of incorrectly assigned beneficiaries as soon as possible.

        C. If it is necessary to redirect enrollment or change the distribution of beneficiary Assignment due to noncompliance with
             Section 4.4, Enrollment Processing, and such change varies from the requirements of Title 22, CCR, Section 53884(b)(5) or (b)(6), Contractor agrees it will neither seek legal nor equitable relief for such variance or the results of such variance if DHS resumes assignment consistent with Sections 53884 (b)(5) or (b)(6) after correcting a noncompliance with Section 4.4, Enrollment Processing.

        D. Notwithstanding Section 3.1 or any other provision of this Contract, if DHS fails to cure a noncompliance with Section 4.4, Enrollment Processing, within the Cure Period, DHS will be financially liable for such noncompliance as follows:

             DHS will be financially liable for Contractor's demonstrated actual reasonable losses as a result of the noncompliance, beginning with DHS' first failure to comply with its enrollment obligation set forth herein. DHS' financial liability shall not exceed 15 percent of Contractor's monthly capitation payment calculated as if noncompliance with Section 4.4 did not occur, for each month in which DHS has not cured noncompliance pursuant to subparagraph 4.4.4.B, beginning with DHS' first failure to comply with its enrollment obligation set forth herein.

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        E.   Notwithstanding Section 4.4.4.D above, DHS shall not be financially liable to Contractor for any noncompliance with Section 4.4, Enrollment Processing, in an affected county (on a county-by-county basis) if Contractor's loss of Mandatory Plan Beneficiaries, in a month in which any noncompliance occurs, is less than five percent of Contractor's total Members in that affected county in the month in which the noncompliance occurs. The parties acknowledge that the above-referenced five-percent threshold shall apply on a county-by-county basis, not in the aggregate.

73. Article IV, DUTIES OF THE STATE, Section 4.6, Testing and Certification of Marketing Representatives, is amended to read:

        4.6         TESTING AND CERTIFICATION OF MARKETING
                    REPRESENTATIVES

        Test all Contractor Marketing Representatives for knowledge of the program prior to their engaging in Marketing or Medi-Cal Managed Care information activities on behalf of Contractor. Certify as qualified Marketing Representatives, those persons demonstrating adequate knowledge of the program, provided they are of good moral character. Contractor may be permitted, subject to approval and oversight by DHS, to perform such testing on behalf of DHS, provided that Contractor has never been sanctioned for Marketing violations or abuses. With respect to evidence of good moral character, Contractor shall be permitted to rely on the Marketing Representative's written statements. DHS reserves the right to rescind approval for Contractor testing at any time.

74. Article IV, DUTIES OF THE STATE, Section 4.7, Approval Process, is amended to read:

        4.7         APPROVAL PROCESS

        A. Within five (5) State working days of receipt, DHS shall acknowledge in writing the receipt of any material sent to DHS by Contractor pursuant to Article III, Section 3.3, Obtaining DHS Approval.

        B. Within sixty (60) days of receipt, DHS shall make all reasonable efforts to approve in writing the use of such material provided to DHS pursuant to Article III, Section 3.43, Obtaining DHS Approval, provide Contractor with a written explanation why its use is not approved, or provide a written estimated date of completion of DHS' review process. If DHS does not complete its review of submitted material within sixty (60) days of receipt, or within the estimated date

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             of completion of DHS review, Contractor may elect to implement or use the material at Contractor's sole risk and subject to possible subsequent disapproval by DHS. This subsection shall not be construed to imply DHS approval of any material that has not received written DHS approval. This subsection shall not apply to Subcontracts or sub-subcontracts subject to DHS approval in accordance with Section 3.28.3, Departmental Approval - Non-Federally Qualified HMOs, or Section 3.28.4, Departmental Approval - Federally Qualified HMOs.

75. Article IV, DUTIES OF THE STATE, Section 4.8, Program Information, is amended to read:

        4.8         PROGRAM INFORMATION

        Provide Contractor with complete and current information with respect to pertinent policies, procedures, and guidelines affecting the operation of this Contract, within thirty (30) days of receipt of Contractor's written request for information, to the extent that the information is readily available. If the requested information is not available, DHS shall notify Contractor within thirty (30) days, in writing, of the reason for the delay and when Contractor may expect the information.

76. Article IV, DUTIES OF THE STATE, Section 4.9, Sanctions, is amended to read:

        4.9         SANCTIONS

        Apply sanctions, in accordance with Welfare and Institutions Code,
        Section 14304, and Title 22, CCR, Section 53872, to Contractor for violations of the terms of this Contract, applicable federal and State laws and regulations.

77. Article V, PAYMENT PROVISIONS, Section 5.2, Amounts Payable, is amended to read:

        5.2         AMOUNTS PAYABLE

        The maximum amount payable for the 1995-96 Fiscal Year ending June 30, 1996 will not exceed $32,080,630; the maximum amount payable for the 1996-97 Fiscal Year ending June 30, 1997 will not exceed $194,472,680; the maximum amount payable for the 1997-98 Fiscal Year ending June 30, 1998 will not exceed $6,500,000; the maximum amount payable for the 1998-99 Fiscal Year ending June 30, 1999 will not exceed $80,000,000. Any requirement for performance by DHS and the Contractor for the period of the Contract subsequent to June 30, 1999, will be dependent upon the

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        availability of future appropriations by the Legislature for the purpose of this Contract. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable for the 1999-2000 Fiscal Year ending June 30, 2000 will not exceed $107,000,000; the maximum amount payable for the 2000-2001 Fiscal Year ending June 30, 2001 will not exceed $107,000,000; the maximum amount payable for the 2001-2002 Fiscal Year ending June 30, 2002 will not exceed $80,000,000. The maximum amount payable under this Contract will not exceed $607,053,310.

78. Article V, PAYMENT PROVISIONS, Section 5.3, Capitation Rates, is amended to read:

        DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services shall commence on the first day of operations, as determined by DHS. Capitation payments shall be made in accordance with the following schedule of capitation payment rates:

        AID CODE CATEGORIES

        Family: 01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 3A, 3C, 3P, 3R, 40, 42,
        4C, 4K, 54, 59, 5K; Aged: 10, 14, 16, 18; Disabled: 20, 24, 26, 28, 36,
        60, 64, 66, 68, 6A, 6C; Child 03, 04, 45, 82; Adult 86

        SAN BERNARDINO COUNTY 7/95 - 5/96      SAN BERNARDINO COUNTY 6/96 - 9/97

        Family                   $  70.01      Family                   $  71.59

        Child                    $  67.91      Child                    $  67.17
        Aged                     $ 117.66      Aged                     $ 121.76
        Disabled                 $ 177.15      Disabled                 $ 174.45
        Adult                    $ 536.02      Adult                    $ 554.73

        RIVERSIDE COUNTY 7/95-5/96             RIVERSIDE COUNTY 6/96 - 9/97

        Family                   $  74.70      Family                   $  76.39
        Child                    $  68.51      Child                    $  67.74
        Aged                     $ 110.37      Aged                     $ 114.62
        Disabled                 $ 181.61      Disabled                 $ 178.77

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        Adult                    $ 492.78      Adult                    $ 509.94

        AID CODE CATAGORIES

        Family: 01, OA, 02, 08, 30, 32, 3G, 33, 3H, 34, 35, 38, 39, 3A, 3C, 3N,
        3U, 3P, 3R, 40, 42, 54, 59, 7X; CalWORKS: 3E, 3L, 3M; Aged: 10, 14, 16,
        18; Disabled: 20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6N, 6P, 6R;
        Child: 03, 04, 45, 4C, 4K, 5K, 82; Adult: 86

        For the Period      10/97 - 09/30/98

        RIVERSIDE COUNTY                                 SAN BERNARDINO

        Family                   $   75.91     Family                  $   74.04
        Aged                     $  162.29     Aged                    $  167.25
        Disabled                 $  204.96     Disabled                $  217.87
        Child                    $   79.33     Child                   $   79.42
        Adult                    $  515.67     Adult                   $  531.42
        AIDS Beneficiary Rate    $ 1021.49     Aids                    $ 1072.78

        In the future, DHS expects to activate aid codes 3N, 3U, 7X, 3E, 3L, 3M, 6N, 6P, and 6R, listed above by aid code rate category. If DHS activates these new aid codes, Contractor agrees to accept Eligible Beneficiaries with these aid codes as Members and to provide Covered Services to these Members at the monthly capitation rate specified for each rate category in this section.

79. Article V, PAYMENT PROVISIONS, Section 5.4, Capitation Rates Constitute Payment In Full, is amended to read:

        5.4         CAPITATION RATES CONSTITUTE PAYMENT IN FULL

        Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all Administrative Costs incurred by Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with Section 5.13, but do not include payment for the recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payment for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of twelve (12) pages).

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80.     Article V, PAYMENT PROVISIONS, Section 5.5, Determination of Rates, is
        amended to read:

        5.5         DETERMINATION OF RATES

        DHS shall determine the capitation rates for the initial period December 1, 1995, or the Contract effective date of operations if later, through September 30, 1997. Subsequent to September 30, 1997 and through the duration of the Contract, DHS shall make an annual redetermination of rates for each rate year defined as the 12-month period from October 1, through September 30. DHS reserves the right to redetermine rates on an actuarial basis or move to a negotiated rate for each rate year. All payments beyond June 1996 and rate adjustments beyond September 1997 are subject to future appropriations of funds by the Legislature and the Department of Finance approval. Further, all payments are subject to Title 42, CFR 447.361 and the availability of Federal congressional appropriation of funds.

        If DHS redetermines rates on an actuarial basis, DHS shall determine whether the rates shall be increased, decreased, or remain the same. If it is determined by DHS that Contractor's capitation rates shall be increased or decreased, that increase or decrease shall be effectuated through a Change Order to this Contract in accordance with the provisions of Article III, Section 3.35, Change Requirements, subject to the following provisions:

        A. The Change Order shall be effective as of October 1 of each year covered by this Contract.

        B. In the event there is any delay in a determination to increase or decrease capitation rates, so that a Change Order may not be processed in time to permit payment of new rates commencing October 1, the payment to Contractor shall continue at the rates then in effect. Those continued payments shall constitute interim payment only. Upon final approval of the Change Order providing for the rate change, DHS shall make adjustments for those months for which interim payment was made.

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        C.   Notwithstanding paragraph B, payment of the new annual rates shall commence no later than December 1, provided that a Change Order providing for the new annual rates has been issued by DHS. By accepting payment of new annual rates prior to full approval by all control agencies of the Change Order to this Contract implementing such new rates, Contractor stipulates to a confession of judgment for any amounts received in excess of the final approved rate. If the final approved rate differs from the rates agreed upon by Contractor and DHS:

             1. Any underpayment by the State shall be paid to Contractor within 30 days after final approval of the new rates.

             2. Any overpayment to Contractor shall be recaptured by the State's withholding the amount due from Contractor's next capitation check.

                    If the amount to be withheld from that capitation check exceeds 25 percent of the capitation payment for that month, amounts up to 25 percent shall be withheld from successive capitation payments until the overpayment is fully recovered by the State.

             D. If mutual agreement between DHS and Contractor cannot be attained on capitation rates for rate years subsequent to September 30, 1997 (resulting from a rate change pursuant to Section 5.5 or 5.6), Contractor shall retain the right to terminate the Contract, but no earlier than September 30, 1998. Notification of intent to terminate a Contract shall be in writing and provided to DHS at least nine (9) months prior to the effective date of termination, subject to any earlier termination date negotiated in accordance with
                    Article III, Section 3.18.2, Termination - Contractor. DHS shall pay the capitation rates last offered for that rate period until the Contract is terminated.

             E. DHS shall make every effort to notify and consult with Contractor regarding proposed redetermination of rates pursuant to this section or Section 5.6 at the earliest possible time prior to implementation of the new rate.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

81. Article V, PAYMENT PROVISIONS, Section 5.6, Redetermination of Rates - Obligation Changes, is amended to read:

        5.6         REDETERMINATION OF RATES - OBLIGATION CHANGES

        The Capitation rates may be adjusted during the rate year to provide for a change in obligations which results in an increase or decrease of more than one percent of cost (as defined in Title 22, CCR, Section 53869) to Contractor. Any adjustments shall be effectuated through a Change Order to the Contract subject to the following provisions:

        A. The Change Order shall be effective as of the first day of the month in which the change in obligations is effective, as determined by DHS.

        B. In the event DHS is unable to process the Change Order in time to permit payment of the adjusted rates as of the month in which the change in obligations is effective, payment to Contractor shall continue at the rates then in effect. Continued payment shall constitute interim payment only. Upon final approval of the Change Order providing for the change in obligations, DHS shall make adjustments for those months for which interim payment was made.

        C. DHS and Contractor may negotiate an earlier termination date, pursuant to Article III, Section 3.18.2, Termination - Contractor, if a change in contractual obligations is created by a State or federal change in the Medi-Cal program, or a lawsuit, that substantially alters the financial assumptions and conditions under which Contractor entered into this Contract, such that Contractor can demonstrate to the satisfaction of DHS that it cannot remain financially solvent until the termination date that would otherwise be established under this section.

82. Article V, PAYMENT PROVISIONS, Section 5.7, Reinsurance, subsection (A), sentence one, is amended to read:

        Contractor may obtain reinsurance (stop loss coverage) through DHS or other insurers or may self-insure upon approval by DHS to ensure maintenance of adequate capital by Contractor, for the cost of providing Covered Services under this Contract.

                                       48

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

83. Article V, PAYMENT PROVISIONS, Section 5.9, Financial Security, is amended to read:

        5.9         FINANCIAL PERFORMANCE GUARANTEE

        Contractor shall provide satisfactory evidence of and maintain Financial Performance Guarantee in an amount equal to at least one month's capitation payment, in a manner specified by DHS. At Contractor's request and with DHS approval, Contractor may establish a phase-in schedule to accumulate the required Financial Performance Guarantee. Contractor may elect to satisfy the Financial Performance Guarantee requirement by receiving payment on a post payment basis. The Financial Performance Guarantee shall remain in effect for a period not exceeding 90 days following termination or expiration of this Contract, unless DHS has a financial claim against Contractor.

84. Article V, PAYMENT PROVISIONS, Section 5.11, Recovery of Capitation Payments, is amended to read:

        5.11        RECOVERY OF CAPITATION PAYMENTS

        DHS shall have the right to recover amounts paid to Contractor in the following circumstances as specified:

        A. DHS determines that a Member has either been improperly enrolled, due to ineligibility of the Member to enroll in Contractor's plan, residence outside of Contractor's Service Area, or pursuant to Title 22, Section 53891(a)(2), or should have been disenrolled with an effective date in a prior month. DHS may recover or, upon request by Contractor, DHS shall recover the capitation payments made to Contractor for the Member and absolve Contractor from all financial and other risk for the provision of services to the Member under the terms of the Contract for the month or months in question. In such event, Contractor shall have the authority to recover any payments made to providers for Covered Services rendered for the month or months in question. Contractor shall inform providers that claims for services provided to Members during the month or months in question shall be paid by DHS' fiscal intermediary, if the Member is determined eligible for the Medi-Cal program.

                                       49

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

             Upon request by Contractor, DHS may allow Contractor to retain the capitation payments made for Members that are eligible to enroll in Contractor's plan, but should have been retroactively disenrolled pursuant to Article VI, Section 6.7.2, Excluded Services:
             Circumstances Under Which Member Disenrolled, or under other circumstances as approved by DHS. If Contractor retains the capitation payments, Contractor shall provide or arrange and pay for all Medically Necessary Covered Services for the Member, until the Member is disenrolled on a nonretroactive basis pursuant to
             Article III, Section 3.23.5, Disenrollment.

        B. As a result of Contractor's failure to perform contractual responsibilities to comply with federal Medicaid requirements, the Department of Health and Human Services (DHHS) disallows Federal Financial Participation (FFP) for payments made by DHS to Contractor. DHS may recover the amounts disallowed by DHHS by an offset to the capitation payments made to Contractor. If recovery of the full amount at one time imposes a financial hardship on Contractor, DHS at its discretion may grant a Contractor's request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six (6) months.

        C. If DHS determines that any other erroneous or improper payment not mentioned above has been made to Contractor, DHS may recover the amounts determined by an offset to the capitation payments made to Contractor. If recovery of the full amount at one time imposes a financial hardship on Contractor, DHS, at its discretion, may grant a Contractor's request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six
             (6) months. At least thirty (30) days prior to seeking any such recovery, DHS shall notify Contractor to explain the improper or erroneous nature of the payment and to describe the recovery process.

85. Article V, PAYMENT PROVISIONS is amended by adding a new section 5.12 to read:

        5.12        DATA REPORTING PERFORMANCE INCENTIVES

                    5.12.1      DEFINITIONS

                    For purposes of Section 5.12 Data Reporting Performance Incentives, the following definitions shall apply:

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

        A. Financial Performance Incentive means the funds retained by DHS and paid to the Contractor upon Contractor's achieving the data reporting performance incentive standards contained in Section 5.12.3, Performance Incentive Standards.

        B. Reporting Year means the twelve-month period beginning July 1, 1998 and ending June 30, 1999, and each subsequent twelve-month period beginning July 1 and ending June 30.

        C. Services Reporting Period means the period during which Contractor provides the services counted to determine Contractor's compliance with the Children Served and Outpatient and Emergency Department Services standards, contained in Section 5.12.3, Performance Incentive Standards. The first Services Reporting Period shall consist of the first three months of the Reporting Year; the second Services Reporting Period shall consist of the first six months of the Reporting Year; the third Services Reporting Period shall consist of the first nine months of the Reporting Year, and the fourth Services Reporting Period shall consist of the entire 12 months of the Reporting Year.

        D. Timeliness Reporting Period means the period during which Contractor reports data counted to determine Contractor's compliance with the Timeliness of Data Reporting Standards, contained in Section 5.12.3, Performance Incentive Standards. The first Timeliness Reporting Period shall consist of the first three months of the Reporting Year; the second timeliness Reporting Period shall consist of the first six months of the Reporting Years; the third Timeliness Reporting Period shall consist of the first nine months of the Reporting Year; and the fourth Timeliness Reporting Period shall consist of the entire 12 months of the Reporting Year.

        E. Claim Run-Out Period means the period beginning on the first day of each Services Reporting Period of Timeliness Reporting Period and ending ninety (90) days after the last day of each Services Reporting Period or Timeliness Reporting Period.

        F. Data Processing Period means the period beginning on the first day of each Services Reporting Period of Timeliness Reporting Period and ending ninety (90) days after the last day of each Claim Run-Out Period.

                                       51

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

        G. Evaluation Period means the ninety (90) day period beginning on the day after the last day of each Data Processing Period.

        H. PM-160 Information Only Data means Child Health and Disability Prevention (CHDP) Encounter information contained on the Confidential Screening/Billing Report form used by the Contractor to report all CHDP Encounters to DHS and to the local CHDP program.

        I. Encounter Record means an individual data entry, which follows the format code contained in the Managed Care Data Element Dictionary, reported to DHS for services provided to a Member during an Encounter.

        5.12.2      PAYMENT PROVISIONS

        For purposes of this Section 5.12, Data Reporting Performance Incentives, the following payment provisions shall apply:

        A. Commencing with the monthly capitation payment for services provided by Contractor to Members during the month of April 1999, and for each subsequent monthly capitation payment, DHS shall retain and reserve one percent (1%) of each capitation payment for each county services by Contractor; however, in no event shall more than $100,000 per month be retained by DHS for a Contractor serving more than 150,000 Members. The retained funds reserved by DHS shall be allocated to each performance incentive standard as specified in
             Section 5.12.3, Performance Incentive Standards.

        B. DHS shall pay Contractor the reserved Financial Performance Incentive funds allocated to each performance incentive standard, as provided in Section 5.12.3, Performance Incentive Standards, upon Contractor's achieving the standard, in a county serviced by Contractor under this Contract. If Contractor is providing services in multiple counties under this Contract, a Financial Performance Incentive payment shall only be paid for the county or counties in which Contractor achieves the specific performance incentive standard. If Contractor achieves a performance incentive standard in one county, this shall not affect the payment or nonpayment to Contractor for the same performance incentive standard in another county served under this Contract.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

        C. The funds available to each Financial Performance Incentive payment shall be the sum of all funds reserved by DHS for each performance incentive standard, as provided in Section 5.12.3, Performance Incentive Standards, for the Services Reporting Period or the Timeliness Reporting period under review, less any funds already paid to Contractor for achieving the standard in a previous Services Reporting Period or Timeliness Reporting Period in the same reporting year.

        D. All Financial Performance incentive calculations for the percent of compliance with the standards described in Section 5.12.3, Financial Performance Standards, achieved by Contractor shall be rounded to the nearest whole number according to the following: all percentages shall be carried out to two (2) decimal places and those ending with 0.49 or less shall be rounded down to the next lower whole number, and all percentages ending with 0.50 or more shall be rounded up to the next higher whole number.

        E. DHS shall notify Contractor of the results of its determination of Contractor's compliance with each performance incentive standard not later than ten (10) working days after the end of the Evaluation Period for the Services Reporting Period or Timeliness Reporting Period under review. The Financial Performance Incentive payment shall be included in Contractor's monthly capitation payment, no later than the second month after the last day of the Evaluation Period.

        F. Payments to Contractor for achieving a performance incentive standard shall be subject to verification reviews, including but not limited to review of Member medical records, by DHS. If, based upon such review, Contractor did not achieve compliance with a performance incentive standard, DHS shall recover any Financial Performance Incentive payments made to Contractor for achieving the standard. Contract shall timely and fully cooperate with DHS, and required timely and full cooperation of all entities subcontracting with Contractor, in the conduct of verification reviews and the furnishing of all records and information requested by DHS to complete the reviews. Contractor shall not be compensated, including but not limited to compensation for copies of information, for cooperating in such reviews. Contractor's failure to cooperate in verification reviews, as determined by DHS in its sole discretion, shall be grounds for DHS' recovery of any payments made for achieving a performance incentive standard.

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

        G. If DHS fails to determine Contractor's compliance with a performance incentive standard and mail notification to Contractor of the results of such determination within ten (10) working days after the end of the Evaluation Period for the Services Reporting Period or Timeliness reporting Period under review, DHS shall pay Contractor the Financial Performance Incentive allocated to the standard for which DHS failed to timely determine compliance. Such payment shall be included in Contractor's monthly capitation payment, no later than the second month after the last day of the Evaluation Period.

        H. Contractor may dispute any determination of compliance with performance incentive standards made by DHS under Section 5.12, Data Reporting Performance Incentives, by filing a notice of dispute pursuant to Section 3.xx, Disputes and Appeals. Contractor shall comply with all provisions of Section 3.xx, Dispute and Appeals, in disputing any determination of compliance with performance incentive standards made by DHS pursuant to Section 5.12, Data Reporting Performance Incentives. Contract shall exhaust all procedures provided for in Section 3.xx, Dispute and Appeals, prior to initiating any other action to enforce Section 5.12 Data Reporting Performance Incentives.

        I. DHS shall pay interest to Contractor for funds reserved from or subsequently paid to Contractor, under Section 5.12, Data Reporting Performance Incentives.

5.12.3       PERFORMANCE INCENTIVE STANDARDS

Contractor shall be eligible for payment of Financial Performance Incentive payments as set forth in Section 5.12, Data Reporting Performance Incentives, upon compliance with the following standards:

A.      Children Served

        1. PM-160 Information Only Data submitted by Contractor, that meets the requirements in paragraph 3 below, shall demonstrate compliance with the applicable county rte specified in Table 1 below, for the applicable Services Reporting Period. Contractor's failure to achieve the required standard for any Services Reporting Period, shall not prevent Contractor from receiving payment of the Financial Performance Incentive payment for such Services Reporting Period, if in a subsequent Services Reporting Period, within the same Reporting

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

             Year, Contractor achieves the standard required for the subsequent Services Reporting Period.

 Table 1: Required % of Member Children Served to Qualify for Incentive Payments

County            By End of Reporting Period 1    By End of Reporting Period 2    By End of Reporting Period 3
==============================================================================================================
Alameda                     ****8%                          ****16%                         ****24%
--------------------------------------------------------------------------------------------------------------
Contra Costa                ****7                           ****14                          ****21
--------------------------------------------------------------------------------------------------------------
Fresno                      ****8                           ****16                          ****24
--------------------------------------------------------------------------------------------------------------
Kern                        ****8                           ****16                          ****24
--------------------------------------------------------------------------------------------------------------
Los Angeles                 ****8                           ****16                          ****24
--------------------------------------------------------------------------------------------------------------
Riverside                   ****6                           ****12                          ****18
--------------------------------------------------------------------------------------------------------------
San Bernardino              ****7                           ****14                          ****21
--------------------------------------------------------------------------------------------------------------
San Francisco               ****7                           ****14                          ****21
--------------------------------------------------------------------------------------------------------------
San Joaquin                 ****8                           ****16                          ****24
--------------------------------------------------------------------------------------------------------------
Santa Clara                 ****7                           ****14                          ****21
--------------------------------------------------------------------------------------------------------------
Stanislaus                  ****6                           ****12                          ****18
--------------------------------------------------------------------------------------------------------------
Tulare                      ****6                           ****12                          ****18
========================================================================================================------

==============================================
County            By End of Reporting Period 4
----------------------------------------------
Alameda                     ****32%
----------------------------------------------
Contra Costa                ****28
----------------------------------------------
Fresno                      ****31
----------------------------------------------
Kern                        ****30
----------------------------------------------
Los Angeles                 ****30
----------------------------------------------
Riverside                   ****24
----------------------------------------------
San Bernardino              ****27
----------------------------------------------
San Francisco               ****26
----------------------------------------------
San Joaquin                 ****30
----------------------------------------------
Santa Clara                 ****29
----------------------------------------------
Stanislaus                  ****25
----------------------------------------------
Tulare                      ****23
============================================--

----------
**** - Greater than or Equal to

        2. Compliance with the Children Services standard shall be based on the unduplicated count of Member children, who were enrolled in Contractor's plan for at least one month during the Services Reporting Period and who were at least four (4) months of age, but less than six (6) years of age during the month in which a reported pediatric preventive service encounter occurred. Information may be reported in hard copy or via computer media claiming, to the extent such arrangements are available to Contractor. This shall not be construed as creating any obligation on DHS to make available to Contractor or condition Contractor performance under this section on the availability of computer medial claiming submission.

        3. DHS' determination as to whether Contractor has achieved the performance incentive standard for Children Served shall be based solely on evaluation of PM-160 Information Only Data:

             a. Documenting CHDP services rendered to Members with a date of service during the Services Reporting Period;

             b. Submitted to DHS by Contractor no later than the last day of the Claims Run-Out Period for the Services Reporting Period under review; and

             c.     Accepted by DHS' fiscal intermediary for processing.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

        4. PM-160 Information Only Data submitted by Contractor during a Claim Run-Out Period that is rejected by DHS' fiscal intermediary shall not be included in DHS' evaluation for the purposes of this section unless it is resubmitted by Contractor and meets the requirements in paragraph 3 above. However, solely for purposes of evaluation contractor's eligibility to receive Financial Performance Incentive payments, PM-160 Information Only Data resubmitted after the end of the Claims Run-Out Period and accepted for processing by DHS' fiscal intermediary shall be included in DHS' evaluation for subsequent Services Reporting Periods within the same Reporting Year if such data is received by DHS no later than the last day of the Claims Run-Out Period for the last Services Reporting Period of the Reporting Year. The provisions of subsection 5.12.3.A.4 apply only to evaluating Contractor's compliance with the performance incentive standards and do not relieve Contractor of the obligation to report CHDP Encounters in compliance with Article VI, Section 6.7.6.2, Children, nor shall this section be construed to limit DHS' right to imposed all appropriate sanctions for Contractor's failure to comply with Article VI, Section 6.7.6.2, Children.

        5. Thirty-five percent (35%) of the funds reserved by DHS each month, for each county in which contractor provides services under this Contract, shall be allocated to the Children Served performance incentive standard.

        6. DHS shall pay Contractor for achieving the performance incentive standard for Children Serviced based upon the graduated payment schedule shown in Table 2 below. Each Financial Performance Incentive payment shall be the sum of all funds reserved by DHS for the Children Serviced standard for the Services Reporting Period under review, minus any funds already paid to Contractor for compliance with the Children Served standard in a previous Services Reporting Period in the same Reporting Year, multiplied by the amount of Financial Incentive Payment shown in Table 2 that was achieved by Contractor for the Children Served performance incentive standard.

            Table 2: PM-160 Payment Criteria for Children Served and Outpatient and Emergency Department Services Performance Incentive Standards

             =========================================================================================
              % of Compliance Standard Achieved      Amount of Financial Incentive Payment
             -----------------------------------------------------------------------------------------
                100%                                 100% of funds reserved for the relevant standard
             -----------------------------------------------------------------------------------------
              76-99%                                 75% of funds reserved for the relevant standard
             -----------------------------------------------------------------------------------------
              51-75%                                 50% of funds reserved for the relevant standard
             -----------------------------------------------------------------------------------------
              26-50%                                 25% of funds reserved for the relevant standard
             -----------------------------------------------------------------------------------------
               0-25%                                 0% of funds reserved for the relevant standard
             =========================================================================================

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

B.      Outpatient and Emergency Department Service Encounters

        1. For each county in which Contractor operates under this Contract, Contractor shall demonstrate compliance with the applicable utilization rate per 1,000 Members specified in Table 3 below, for each Services Reporting Period, and based upon Contractor's length of operations. Contractor's failure to achieve the required standard for any Services Reporting Period, shall not prevent Contractor from receiving payment of the Financial Performance Incentive for such Services Reporting Period, if in a subsequent Services Reporting Period, within the same Reporting Year, Contractor achieves the standard required for the subsequent Services Reporting Period.

                   Table 3: Utilization Rate Per 1,000 Members

================================================================================================================================
 Length of Operations Under Two-Plan Model Contract   Outpatient and Emergency Department Utilization Rate Per 1,000
                                                      Members Required to Qualify for Financial Incentive Payment (based on an annualized rate of 2,760 encounters per 1,000 members)
                                                      --------------------------------------------------------------------------
                                                                           Services Reporting Period
--------------------------------------------------------------------------------------------------------------------------------
                                                            1                  2                    3                    4
--------------------------------------------------------------------------------------------------------------------------------
 Less than 12 months                                  ****207/1,000      ****414/1,000        ****621/1,000        ****828/1,000
--------------------------------------------------------------------------------------------------------------------------------
 More than 12 months, but less than 24 months         ****345/1,000      ****690/1,000      ****1,035/1,000      ****1,380/1,000
--------------------------------------------------------------------------------------------------------------------------------
 More than 24 months                                  ****455/1,000      ****910/1,000      ****1,365/1,000      ****1,822/1,000
================================================================================================================================

----------
**** - Greater than or equal to

        2. Contractor's length of operations under this Section 5.12, Data Reporting Performance Incentives, shall be determined based upon the amount of time Contractor has been providing Covered Services under this Contract as of the last day of each Services Reporting Period. However, if Contractor's length of operations category changes after the last day of the ninth month of the Reporting Year, DHS shall use the Contractor's previous length of operations category to evaluate Contractor's compliance with the Outpatient and Emergency Department Services standard for the entire Reporting Year.

        3. Compliance with the Outpatient and Emergency Department Service Encounters standard shall be based on the outpatient and emergency department services Encounters, exclusive of PM-160 Information Only Data, reported by Contractor to DHS as provided to Members in each county in which the Contractor operations with a data of service during the Services Reporting Period. Contractor performance shall be determined using an unduplicated count of Members, who were enrolled in Contractor's plan in each county for at least one month during the Services Reporting Period under review.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

        4. DHS' determination as to whether Contractor has met the standard for Outpatient and Emergency Department Service Encounters shall be based solely on evaluation of the Encounter data, exclusive of PM-160 Information Only Data, for outpatient and emergency department services, as described in HEDIS 3.0, Ambulatory Care, rendered to Members with a data of service during the Services Reporting Period under review, and that Contractor has submitted to DHS no later than the last day of the Claim Run-Out Period for the Services Reporting Period under review and has been accepted for processing by DHS' fiscal intermediary. Encounter data submitted by Contractor during a Claim Run-Out Period that is rejected by DHS' fiscal intermediary shall not be included in DHS' evaluation for the purposes of this section unless it is resubmitted no later than the last day of the Claim Run-Out Period and accepted for processing by DHS' fiscal intermediary. However, solely for the purposes of evaluating Contractor's eligibility to receive financial Performance Incentive payments, non-PM 160 Encounter data submitted or resubmitted after the end of the claims Run-Out Period and accepted for processing DHS' fiscal intermediary shall be included in DHS' evaluation for subsequent Services Reporting Periods within the same Reporting Year if such data is received by DHS no later than the last day of the claim Run-Out Period for the last Services Reporting Period of the reporting Year. The provisions of this subsection 5.12.3.B.4 apply only to evaluating Contractor's compliance with the Outpatient and Emergency Department Services Encounters performance incentive standard and do not relieve Contractor of the obligation to report Encounter data in compliance with Article VI, Section 6.4, Management Information System.

        5. Thirty-five percent (35%) of the total funds reserved by DHS for each month shall be allocated to the Outpatient and Emergency Department Service Encounters performance incentive standard.

        6. DHS shall pay Contractor for achieving the performance incentive standard for Outpatient and Emergency Department Service Encounters according to the graduated payment schedule provided in Table 2 of
             Section 5.12.3, Performance Incentive Standards, paragraph A.5. Each Financial Performance Incentive payment shall be the sum of all funds reserved by DHS for the Outpatient and Emergency Department Encounter standard for the Services Reporting Period under review, less any funds already paid to Contractor for compliance with the Outpatient and Emergency Department Service Encounter standard in a previous Services Reporting Period in the same Reporting Year, multiplied by the amount of Financial Incentive Payment shown in able 3 that was achieved by Contractor for the Outpatient and Emergency Department Service Encounter performance incentive standard.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

C.      Timeliness of Data Reporting

        1. Timeliness of PM-160 Information Only Data Reporting: To receive a Financial Performance Incentive payment for Timeliness of PM-160 Information Only Data reporting, for any Timeliness Reporting Period, Contractor shall meet or exceed:

             a. Seventy-five period (75%) of the applicable standard for Children Served for the Timeliness Reporting Period under review, and

             b. Seventy-five percent (75%) of all PM-160 Information Only Data submitted by Contractor during the Timeliness Reporting Period under review, shall be submitted within thirty (30) days of the end of the month in which the PM-160 Encounter occurred, in accordance with Article VI, Section 6.7.6.2, Children, subsection H, and accepted for processing by DHS' fiscal intermediary no later than the last day of the Timeliness Reporting Period. PM-160 Information Only Data originally submitted during the Timeliness Reporting
                    Period under review, but rejected for processing by DHS' fiscal intermediary, resubmitted after the Timeliness Reporting Period under review and accepted by DHS' fiscal intermediary no later than the last day of the subsequent Timeliness Reporting Period shall be included in DHS' evaluation for the subsequent Timeliness Reporting Period. Notwithstanding the above, only PM-160 Information Only Data received by DHS and accepted for processing by DHS' fiscal intermediary no later than June 30 of the Reporting Year under review shall be considered for Contractor's compliance with the Timeliness of PM-160 Information Only Data Reporting standard for that Reporting Year.

        2. Timeliness of Encounter Data Reporting: To receive a Financial Performance Incentive payment for timeliness of Encounter data reporting, for any Timeliness Reporting Period, Contractor shall meet or exceed:

             a. Seventy-five percent (75%) of the applicable standard for Outpatient and Emergency Department Service Encounters for the Timeliness Reporting Period under review; and

MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

             b. Seventy percent (70%) of all Encounter Records submitted by Contractor during the Timeliness Reporting Period under review, shall be submitted within ninety (90) days of the end of the month in which the Encounter occurred, and accepted for processing by DHS' fiscal intermediary and DHS no later than the last day of the Timeliness Reporting Period. Encounter Records originally submitted to DHS during the Timeliness Reporting Period under review, but rejected for processing by DHS' fiscal intermediary or DHS, resubmitted after the Timeliness Reporting Period under review and accepted for processing by DHS' fiscal intermediary and DHS no later than the last day of the subsequent Timeliness Reporting Period shall be included in DHS' evaluation for the subsequent Timeliness Reporting Period. Notwithstanding the above, only Encounter Records received by DHS and accepted for processing by DHS' fiscal intermediary and DHS no later than June 30 of the Reporting Year under review shall be considered for Contractor's compliance with the Timeliness of Encounter Data Reporting standard for that Reporting Year.

        3. Fifteen percent (15%) of the total funds reserved by DHS for each month shall be allocated to the Timeliness of PM-160 Information Only Data Reporting standard, and fifteen percent (15%) of the total funds reserved by DHS for each month shall be allocated to the Timeliness of Encounter Data reporting standard.

        4. Each Financial Performance Incentive payment shall be the sum of all funds reserved by DHS for the Timeliness of PM-160 Information Only Data Reporting standard for the Timeliness Reporting Period under review, less any funds already paid to Contractor for compliance with such Timeliness standard in a previous Timeliness Reporting Period in the same Reporting Year.

        5. Each Financial Performance Incentive payment shall be the sum of all funds reserved by DHS for the Timeliness of Encounter Data Reporting standard for the Timeliness Reporting Period under review, less any funds already paid to Contractor for compliance with such Timeliness standard in a previous Timeliness Reporting Period in the same Reporting Year.

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86.     Article V, PAYMENT PROVISIONS is amended by adding a new Section 5.13,
        FQHC/RHC Risk Corridor Payments, to read:

        5.13        FQHC/RHC RISK CORRIDOR PAYMENTS

        Beginning October 1, 1997 and through September 30, 2000, provided that Contractor annually submits, within four months after the last day of each fiscal year, required expenditure data to DHS in the form and manner specified by DHS, DHS shall perform reconciliations to determine the variance between the funds that have been paid to Contractor in its capitation rates to reflect the dollar value of FQHC and RHC interim rate payments made to these entities in the Medi-Cal FFS program and the amount that Contractor has paid to subcontracting FQHCs and RHCs.

        For each annual reconciliation, if, pursuant to subcontracts with FQHCs and RHCs that have been reviewed and approved in writing by DHS, Contractor has paid subcontracting FQHCs and RHCs in the aggregate an amount greater than 110 percent of the dollar value of FQHC and RHC interim rate payments included in Contractor's capitation rates, DHS shall pay Contractor the amount in excess of 110 percent.

        For each annual reconciliation, if, pursuant to subcontracts with FQHCs and RHCs that have been reviewed and approved in writing by DHS, Contractor has paid subcontracting FQHCs and RHCs in the aggregate an amount less than 90 percent of the dollar value of FQHC and RHC interim rate payments included in Contractor's capitation rates, Contractor shall refund the amount below 90 percent to DHS. DHS may recover amounts owed by Contractor pursuant to this section through an offset to the capitation payments made to Contractor, pursuant to Section 5.11(C), Recovery of Capitation Payments.

        All reconciliations shall be subject to an annual reconciliation audit at which time payments to or recoupments from Contractor shall be finalized.

87. Article V, PAYMENT PROVISIONS, is amended by adding a new Section 5.14, Payment of AIDS Beneficiary Rates, to read:

        5.14        PAYMENT OF AIDS BENEFICIARY RATES

        Subject to Contractor's compliance with the requirements contained in subsection A below, Contractor shall be eligible to receive compensation at the AIDS Beneficiary Rate (ABR) for AIDS Beneficiaries. Compensation to Contractor at the ABR for each AIDS Beneficiary shall consist of payment at the ABR less the capitation rate initially paid for the AIDS beneficiary.

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        A.   Compensation at the ABR shall be subject to the conditions listed below. Contractor's failure to comply with any of the conditions listed below for any request for compensation at the ABR on behalf of an individual AIDS Beneficiary for a specific month of Enrollment shall result in DHS' denial of Contractor's claim for compensation at the ABR for that individual AIDS Beneficiary for that specific month of Enrollment. Contractor may submit a corrected claim, within the timeframes specified in paragraph 4 below, that complies with all the conditions listed below and DHS shall reimburse Contractor at the ABR.

             1. The ABR shall be in lieu of any other compensation for an AIDS Beneficiary in any month.

             2. For AIDS Beneficiaries, Contractor shall be eligible to receive compensation at the ABR commencing in the month in which a Diagnosis of AIDS is made and recorded, dated and signed by the treating physician in the AIDS Beneficiary's Medical Record.

             3. Contractor shall submit an invoice to DHS by the 25th day of each month for claims for compensation at the ABR for AIDS Beneficiaries. The invoice shall include the following:

                    a. A list of all AIDS Beneficiaries identified by Medi-Cal numbers only for whom Contractor is claiming compensation at the ABR Member names shall not be used.

                    b. The month(s) and year(s) for which compensation at the ABR is being claimed for each AIDS Beneficiary listed, sorted by month and year of service.

                    c. The capitation rate initially paid for the AIDS Beneficiary for each month being claimed by Contractor, the ABR being claimed, and the difference between the ABR and the capitation rate initially paid for the AIDS Beneficiary.

                    d.      The total amount being claimed on the invoice.

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             4.     Invoices, containing originally submitted claims or
                    corrected claims, for compensation at the ABR for any month of eligibility during the rate year beginning October 1, 1997 and ending September 30, 1998, or any rate year thereafter beginning October 1 and ending September 30, must be submitted by Contractor to DHS no later than six (6) months following the end of the subject rate year.

        B. Contractor shall confirm Medi-Cal eligibility of AIDS Beneficiaries prior to submission of the monthly invoice to DHS. DHS may verify the Medi-Cal eligibility of each Member for whom the ABR is claimed and adjust the invoiced amounts to reflect any capitation payments which have been previously made to Contractor for each Member prior to submission of the invoice required under subsection A(3).

        C. If DHS determines that a Member for whom compensation has been paid at the ABR did not meet the definition of an AIDS Beneficiary, in a month for which the ABR was paid, DHS shall recover any amount improperly paid, by an offset to Contractor's capitation payment, in accordance with Section 5.11(C), Recovery of Capitation Payments. DHS shall give Contractor thirty (30) days prior written notice of any such offset.

88.     Article VI, SCOPE OF WORK, Section 6.2.5, Administrative
        Duties/Responsibilities, subsection (B), is amended to read:

        B. Member and Enrollment reporting systems as specified in Section 6.4, Management Information Systems (MIS), and Section 6.9, Member Services/Grievance Systems.

89. Article VI, SCOPE OF WORK, Section 6.3.1, Financial Viability/Standards Compliance, is amended to read:

        6.3.1       FINANCIAL VIABILITY/STANDARDS COMPLIANCE

        Contractor shall demonstrate financial viability/standards compliance to DHS' satisfaction for each of the following elements:

        A.   Tangible Net Equity (TNE).

             Contractor at all times shall be in compliance with the TNE requirements in accordance with Title 10, CCR, Section 1300.76.

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        B.   Administrative Costs.

             Contractor's Administrative Costs shall not exceed the guidelines as established under Title 10, CCR, Section 1300.78.

        C.   Standards of Organization and Financial Soundness.

             Contractor shall maintain an organizational structure sufficient to conduct the proposed operations and ensure that its financial resources are sufficient for sound business operations in accordance with Title 10, CCR, Sections 1300.67.3, 1300.75.1, 1300.76, 1300.76.3, 1300.77.1, 1300.77.2, 1300.77.3, 1300.77.4,
             1300.78, and Title 22, CCR, Sections 53851, 53863, and 53864.

        D.   Working capital and current ratio of one of the following:

             1. Contractor shall maintain a working capital ratio of at least 1:1; or

             2. Contractor shall demonstrate to DHS that Contractor is now meeting financial obligations on a timely basis and has been doing so for at least the preceding two years; or

             3. Contractor shall provide evidence that sufficient noncurrent assets, which are readily convertible to cash, are available to achieve an equivalent working capital ratio of 1:1, if the noncurrent assets are considered current.

90. Article VI, SCOPE OF WORK, Section 6.3.2, Financial Audit/Reports, is amended to read:

        6.3.2       FINANCIAL AUDIT/REPORTS

        Contractor shall ensure that an annual audit is performed according to
        Section 14459, W&I Code. Combined Financial Statements shall be prepared to show the financial position of the overall related health care delivery system when delivery of care or other services is dependent upon Affiliates. Financial Statements shall be presented in a form that clearly shows the financial position of Contractor separately from the combined totals. Inter-entity transactions and profits shall be eliminated if combined statements are prepared. Contractor shall have separate certified Financial Statements prepared if an independent accountant decides that preparation of combined statements is inappropriate.

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        A.   The independent accountant shall state in writing reasons for not preparing combined Financial Statements.

        B. Contractor shall provide supplemental schedules that clearly reflect all inter-entity transactions and eliminations necessary to enable DHS to analyze the overall financial status of the entire health care delivery system.

             1. In addition to annual certified Financial Statements Contractor shall complete the entire 1989 HMO Financial Report of Affairs and Conditions Format, commonly known as the "Orange Blank". The Certified Public Accountant's (CPA) audited Financial Statements and the "Orange Blank" report shall be submitted to DHS no later than 120 calendar days after the close of Contractor's Fiscal Year.

             2. Contractor shall submit to DHS within forty-five (45) calendar days after the close of Contractor's fiscal quarter financial reports required by Title 22, CCR, Section 53862(b)(l). The required quarterly financial reports shall be prepared on the "Orange Blank" format and shall include, at a minimum, the following reports/schedules:

                    a.      Jurat.

                    b.      Report 1A and 1B: Balance Sheet.

                    c.      Report 2: Statement of Revenue, Expenses, and Net
                            Worth.

                    d. Statement of Cash Flow, prepared in accordance with Financial Accounting Standards Board Statement Number 95 (This statement is prepared in lieu of Report #3: Statement of Changes in Financial Position for Generally Accepted Accounting Principles (GAAP) compliance.)

                    e.      Report 4: Enrollment and Utilization Table.

                    f.      Schedule F: Unpaid Claims Analysis.

                    g. Appropriate footnote disclosures in accordance with GAAP.

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             C.     Contractor shall authorize the independent accountant to
                    allow representatives of DHS, upon written request, to inspect any and all working papers related to the preparation of the audit report.

             D. Contractor shall submit to DHS all financial reports relevant to Affiliates as specified in Title 22, CCR,
                    Section 53862(c)(4).

             E. Contractor shall submit to DHS copies of any financial reports submitted to other public or private organizations as specified in Title 22, CCR, Section 53862(c)(5).

91. Article VI, SCOPE OF WORK, is amended by adding a new Section 6.3.6, Submittal of FQHC and RHC Payment Information, to read:

        6.3.6       SUBMITTAL OF FQHC AND RHC PAYMENT INFORMATION

        Effective with the October 1997 month of service, Contractor shall keep a record of the number of visits by plan Members to each FQHC and RHC contracting with Contractor and related payment information, and shall submit this information to DHS in the frequency, format, and manner specified by DHS. This requirement shall remain in effect through the September 1999 month of service.

92. Article VI, SCOPE OF WORK, is amended by adding a new Section 6.3.7, Submittal of Inpatient Days Information, to read:

        6.3.7       SUBMITTAL OF INPATIENT DAYS INFORMATION

        Upon DHS' written request, Contractor shall report inpatient days to DHS as required by W&I Code, Section 14105.985(b)(2) for the time period and in the form and manner specified in DHS' request, within thirty (30) days of receipt of the request. Contractor shall submit additional reports to DHS, as requested, for the administration of the Disproportionate Share Hospital program.

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93.     Article VI, SCOPE OF WORK, Section 6.4, Management Information System,
        is amended to read:

        6.4.1       MANAGEMENT INFORMATION SYSTEM (MIS) CAPABILITY

        Contractor shall have and maintain an MIS that provides, at a minimum:

        A.   All Medi-Cal eligibility data,

        B.   Members enrolled in Contractor's plan,

        C.   Provider claims status and payment data,

        D.   Encounter-level health care services delivery data,

        E.   Provider network information, and

        F. Financial information as specified in Section 6.2.5(E), Administrative Duties/Responsibilities.

        6.4.2       ENCOUNTER DATA SUBMITTAL

        Contractor shall implement policies and procedures for ensuring the complete, accurate, and timely submission of Encounter-level data for all services for which Contractor has incurred any financial liability, whether directly or through Subcontracts or other arrangements. As a condition of payment, Contractor may require subcontractors and out-of-plan providers to provide Encounter-level data to Contractor that meets the same standards required for Contractor to comply with this section. Contractor shall submit

        Encounter-level data to DHS on a monthly basis, no later than ninety
        (90) days following the end of the reporting month in which the Encounter occurred, in the form and manner specified in DHS' most recent Managed Care Data Element Dictionary. Encounter-level data received and processed by Contractor too late to be submitted timely, shall be submitted to DHS with the next monthly submission. Encounter-level data shall include data elements specified in DHS' most recent Managed Care Data Element Dictionary.

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        6.4.3       MIS/DATA CORRESPONDENCE

        Contractor shall ensure, that upon written notice by DHS of any problems related to the submittal of data or any changes or clarifications related to Contractor's MIS system, that Contractor shall submit to DHS a Corrective Action Plan with measurable benchmarks within thirty (30) calendar days from the date of the postmark of DHS' written notice to Contractor. Within thirty (30) days of DHS' receipt of Contractor's Corrective Action Plan, DHS shall approve the Corrective Action Plan or request revisions. Within fifteen (15) days after receipt of a request for revisions to the Corrective Action Plan, Contractor shall submit a revised Corrective Action Plan for DHS approval.

        6.4.4       TIMELY, COMPLETE AND ACCURATE DATA SUBMISSION

        Contractor shall ensure that the Encounter-level data submitted to DHS are complete, accurate, and timely and in compliance with the requirements of DHS' most recent Managed Care Data Element Dictionary.

        Upon written notice by DHS that Encounter-level data is insufficient or inaccurate, Contractor shall ensure that corrected data is resubmitted within fifteen (15) days of receipt of DHS' notice. Upon Contractor's written request, DHS may provide a written extension of the time to resubmit corrected Encounter-level data.

94. Article VI, SCOPE OF WORK, Section 6.5.3.3, Standards and Guidelines, subsection A, is amended to read:

        A.   Pediatric:

             Periodic health screen schedule based on the most recent recommendations of the American Academy of Pediatrics (AAP). Immunization schedule based on recommendations of either the Advisory Committee on Immunization Practices or the AAP shall be acceptable.

95. Article VI, SCOPE OF WORK, Section 6.5.3.4, Quality Indicators, is amended to read:

        6.5.3.4     QUALITY INDICATORS

        To the extent feasible and appropriate, Contractor shall use the most recent HEDIS indicators for the required Quality of Care studies indicated in Section 6.5.3.2, Quality of Care Studies. The HEDIS indicators selected for use by Contractor shall be approved by DHS.

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96.     Article VI, SCOPE OF WORK, Section 6.5.5.2, Facility Review Procedures,
        subsection O, is amended to read:

        6.5.5.2     REVIEW PROCEDURES

        O.   Informed consent procedures.

97. Article VI, SCOPE OF WORK, Section 6.5.5.3, Number of Sites to be Reviewed Prior to Operations, is amended to read:

        6.5.5.3     NUMBER OF SITES TO BE REVIEWED PRIOR TO OPERATIONS

        Contractor shall ensure that Facility reviews are completed on thirty
        (30) sites or a five (5) percent sample of the total number of Primary Care sites, whichever is less, prior to initiating plan operation or new site expansion. Contractors with 30 sites or less, or who are expanding by 30 sites or less, shall complete Facility reviews on all sites prior to initiating operation. A Contractor with NCQA accreditation is exempted from this requirement.

        Contractor shall submit the results of pre-operational and expansion site reviews to DHS at least six (6) weeks prior to plan or site operation. For pre-operational site reviews, Contractor shall submit the Primary Care Facility Identification form, the facility checklist, and any corrective actions and follow-up. For expansion site reviews, Contractor shall submit an aggregate report of the review results without the Primary Care Facility Identification form or facility checklist.

98. Article VI, SCOPE OF WORK, Section 6.5.5.5, DHS Facility Inspections, is amended to read:

        6.5.5.5     FACILITY INSPECTIONS

        Contractor shall provide any necessary assistance to DHS in its conduct of Facility inspections and medical reviews of the Quality of Care being provided to Members. Contractor shall ensure correction of deficiencies as identified by those inspections and reviews according to the timeframes delineated by DHS in the resulting reports.

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99.     Article VI, SCOPE OF WORK, Section 6.5.5.6, Corrective Actions, is
        amended to read:

        6.5.5.6     CORRECTIVE ACTIONS

        Contractor shall ensure that Primary Care sites with major, uncorrected deficiencies are not allowed to begin operation. In the event a Primary Care site develops such deficiencies subsequent to the commencement of operations, Contractor shall require such site to cease providing services to Members; provided that such site may not be required to cease providing services in the event DHS and Contractor agree to a plan of corrective action to be implemented by the site, and such plan is being implemented to the satisfaction of DHS.

100. Article VI, SCOPE OF WORK, Section 6.5.6.5, Member's Right to Confidentiality, subsection (B), is amended to read:

        B. Contractor shall counsel Members on their right to confidentiality and Contractor shall obtain Member's consent prior to release of confidential information, unless such consent is not required pursuant to Title 22, CCR, Section 51009.

101. Article VI, SCOPE OF WORK, Section 6.5.7.8, Sensitive Services, paragraph one, is amended to read:

        Contractor shall implement and maintain procedures to ensure confidentiality and ready access to Sensitive Services for all Members, including minors. Members shall be able to access Sensitive Services in a timely manner and without barriers such as Prior Authorization requirements. Access to abortion services for Members who are minors shall be subject to applicable state and federal law.

102. Article VI, SCOPE OF WORK, Section 6.5.8.4, Member Medical Record, sentence one, is amended to read:

        Contractor shall ensure that a complete Medical Record shall be maintained for each Member in accordance with Title 22, CCR, Section 53861, and it shall reflect all aspects of patient care, including ancillary services, and at a minimum shall include:

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103.    Article VI, SCOPE OF WORK, is amended by adding a new Section 6.5.10.7,
        Targeted Case Management Services, to read as follows:

        6.5.10.7    TARGETED CASE MANAGEMENT SERVICES

        If a Member is receiving targeted case management services as defined in Title 22, CCR, Section 51185(h) and as specified in Title 22, CCR,
        Section 51351, Contractor shall be responsible for coordinating the Member's health care with the targeted case management provider and for determining the medical necessity of diagnostic and treatment services recommended by the targeted case management provider that are Covered Services under the Contract.

104. Article VI, SCOPE OF WORK, Section 6.6.6, Provider to Member Ratios, is amended to read:

        6.6.6       PROVIDER TO MEMBER RATIOS

        A. Contractor shall ensure that networks continuously satisfy the following full time equivalent provider to Member ratios:

             1.     Primary Care Physicians             1:2,000
             2.     Total Physicians                    1:1,200

        B. If Non-Physician Medical Practitioners are included in Contractor's provider network, each individual Non-Physician Medical Practitioner shall not exceed a full-time equivalent provider/patient caseload of one provider per 1,000 patients.

105. Article VI, SCOPE OF WORK, Section 6.6.7, Physician Supervisor to Non-Physician Medical Practitioner Ratios, subsection (D), is amended to read:

        D. Four (4) Non-Physician Medical Practitioners in any combination that does not include more than three nurse midwives or two physician assistants.

106. Article VI, SCOPE OF WORK, Section 6.6.8, Subcontracts, is amended to read:

        6.6.8       SUBCONTRACTS

        Contractor shall execute Subcontracts pursuant to the requirements contained in Article III, Section 3.28, Subcontracts and Title 22, CCR,
        Section 53867.

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107.    Article VI, SCOPE OF WORK, Section 6.6.13, Monthly Report, is amended to read:

6.6.13       QUARTERLY REPORT

        Contractor shall submit to DHS on a quarterly basis, in a format specified by DHS, a report summarizing changes in the provider network. The report shall identify provider deletions and additions and the resulting impact to: 1) geographic access for the Members; 2) cultural and linguistic services; 3) the targeted percentage of traditional and safety-net providers; 4) the ethnic composition of providers; and 5) the number of Members assigned to Primary Care Physicians and the percentage of Members assigned to traditional and safety-net providers. Contractor shall submit the report thirty (30) days following the end of the reporting quarter.

108. Article VI, SCOPE OF WORK, Section 6.6.14, Contract and Employment Terminations, is amended to read:

        6.6.14      CONTRACT AND EMPLOYMENT TERMINATIONS

        Contractor shall ensure that the composition of Contractor's provider network meets the ethnic, cultural, and linguistic needs of Contractor's Members on a continuous basis.

109. Article VI, SCOPE OF WORK, Section 6.6.15, Utilization of DSH Hospitals, is amended to read:

        6.6.15      UTILIZATION OF DSH HOSPITALS

        Contractor shall increase Utilization of Disproportionate Share Hospitals (DSH) by Members to a level specified by DHS upon notification. DHS shall only impose this requirement if the Utilization of DSH has decreased in such magnitude as to jeopardize DSH supplemental payments in the county.

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110.    Article VI, SCOPE OF WORK, Section 6.6.17, Emergency Service Providers,
        is amended to read:

        6.6.17      EMERGENCY SERVICE PROVIDERS

        A. Contractor shall pay for Emergency Services received by a Member from non-Contractor providers. Payments to non-Contractor providers shall be for the treatment of the Emergency Medical Condition including Medically Necessary services rendered to a Member until the Member's condition has stabilized sufficiently to permit discharge, or referral and transfer in accordance with instructions from Contractor. Emergency Services shall not be subject to Prior Authorization by Contractor.

        B. Contractor shall pay for those services provided by a non-Contractor emergency department (ED) that are required to determine whether treatment of the Member's condition qualifies as an Emergency Service, including, at a minimum, a medical screening examination to determine the presence or absence of an Emergency Medical Condition. At a minimum, Contractor must reimburse the non-Contractor ED and, if applicable, its affiliated providers for Physician services at the lowest level of evaluation and management CPT (Physician's Current Procedural Terminology) codes, unless a higher level is clearly supported by documentation, and for the Facility fee and diagnostic services such as laboratory and radiology.

        C. Payment by Contractor, or by a subcontractor who is at risk for out-of-plan Emergency Services, for properly documented claims for services rendered by a non-Contractor provider pursuant to this section shall be made in accordance with Article III, Section 3.28.9, Payment, and shall not exceed the lower of the following rates applicable at the time the services were rendered by the provider:

             1. The usual charges made to the general public by the provider.

             2. The maximum Fee-For-Service rates for similar services under the Medi-Cal program.

             3.     The rate agreed to by Contractor and the provider.

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        D.   For inpatient services, reimbursement by Contractor, or by a subcontractor that is at risk for out-of-plan Emergency Services, to an out-of-plan Emergency Services provider shall be the lower of the following rates applicable to the provider at the time the services were rendered by the provider:

             1. For a provider not contracting with the State under the Selected Provider Contracting Program, the lower of:

                    a. The Medi-Cal Fee-For-Service rate that would be received by the provider if the service were provided for a beneficiary under the Medi-Cal Fee-For-Service program; or

                    b. The inpatient rate negotiated by Contractor or subcontractor with the provider.

             2. For a provider contracting with the State under the Selected Provider Contracting Program, the lower of:

                    a.      The average California Medical Assistance Commission
                            (CMAC) rate for the geographic region, referred to as Standard Consolidated Statistical Area, in which the provider is located, for the last year reported, as published in the most recent CMAC Annual Report to the Legislature; or

                    b. The inpatient rate negotiated by Contractor or subcontractor with the provider.

        E. Disputed Emergency Services claims may be submitted to DHS for resolution under the provisions of Section 14454, W&I Code and Title 22, CCR, Section 53875. Contractor agrees to abide by the findings of DHS in such cases, to promptly reimburse the non-Contractor provider within 30 days of the effective date of a decision that Contractor is liable for payment of a claim and to provide proof of reimbursement in such form as the Director may require. Failure to reimburse the non-Contractor provider and provide proof of reimbursement to DHS within 30 days shall result in liability offsets in accordance with Title 22, CCR, Section 53875.

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111.    Article VI, SCOPE OF WORK, Section 6.6.20, FQHC Services, paragraph one, is amended to read as follows:

        6.6.20      FQHC SERVICES

        Contractor shall meet federal requirements for access and reimbursement for FQHC services, including those in 42 United States Code Section 1396 b(m) and Medicaid Regional Memorandum 93-13. If FQHC services are not available in the provider network of either Medi-Cal managed care contractor in the county, Contractor shall reimburse FQHCs for services provided out-of-plan to Contractor's Members at the interim FQHC rate determined by DHS. If FQHC services are not available in Contractor's provider network, but are available within DHS' time and distance standards for access to Primary Care for Contractor's Members in the other Medi-Cal managed care contractor's provider network in the county, Contractor shall not be obligated to reimburse FQHCs for services provided out-of-plan to Members (unless authorized by Contractor).

112. Article VI, SCOPE OF WORK, Section 6.6.21, FQHC Subcontracts is amended to read:

        6.6.21      FQHC AND RURAL HEALTH CLINICS (RHC) CONTRACTS

        A. Notwithstanding Article III, Section 3.28.4, Department Approval - Federally Qualified HMOs, Contractor shall not enter into any contract with an FQHC or RHC for provision of Covered Services to Members without prior written approval by DHS. All contracts with FQHCs or RHCs shall provide reimbursement to the FQHC or RHC on the basis of each center's or clinic's Medi-Cal interim per visit rate, applicable on the date the reimbursable services were provided, as established by DHS, unless:

             1. DHS has approved in writing an alternate reimbursement methodology; or

             2. The FQHC or RHC agrees to be reimbursed on an at-risk basis and such agreement is contained in the contract with the center or clinic. In contracts where a negotiated rate is agreed to as total payment, the contract shall state that such payment constitutes total payment to the entity.

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        B.   To the extent that Indian Health Service facilities qualify as
             FQHCs or RHCs, the same reimbursement requirements shall apply to contracts with Indian Health Service facilities.

113. Article VI, SCOPE OF WORK, Section 6.6.22, Indian Health Service Facilities, is amended to read:

        6.6.22      INDIAN HEALTH SERVICES FACILITIES

        Contractor shall reimburse out-of-plan Indian Health Service Facilities for services provided to Members who are qualified to receive services from an Indian Health Service Facility. Contractor shall reimburse the out-of-plan Indian Health Service Facility at the approved Medi-Cal rate for that Facility.

        The contract requirements in Section 6.6.21, FQHC and Rural Health Clinic Contracts, shall apply to any Indian Health Service Facility which is also an FQHC or RHC.

114. Article VI, SCOPE OF WORK, Section 6.7.1.1, General Requirements, is amended to read:

        6.7.1.1     GENERAL REQUIREMENTS

        Contractor shall provide or arrange for all Medically Necessary Covered Services for Members. Covered Services are those services set forth in Title 22, CCR, Chapter 3, Article 4, beginning with Section 51301, and Title 17, CCR, Division 1, Chapter 4, Subchapter 13, beginning with
        Section 6840, unless otherwise specifically excluded under the terms of this Contract. Contractor shall ensure that the medical necessity of Covered Services is determined through Utilization control procedures established in accordance with Sections 6.5.9.3, Pre-Authorization/Review Procedures, and 6.5.9.4, Exceptions to Prior Authorization Requirement, unless specific Utilization control requirements are included as terms of the Contract under sections applicable to specific services. However, no Utilization control procedure, or any other policy or procedure used by Contractor, shall limit services Contractor is required to provide under this Contract.

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115.    Article VI, SCOPE OF SERVICES, Section 6.7.2.2, Waiver Programs, is
        amended to read:

        6.7.2.2     WAIVER PROGRAMS

        Contractor shall maintain systems for identifying and referring Members to the appropriate waiver program, including the In-Home Medical Care Waiver Program, the Skilled Nursing Facility Waiver Program, the Model Waiver Program, the Acquired Immune Deficiency (AIDS) and AIDS Related Conditions Waiver Program, and the Multipurpose Senior Services Waiver Program. If the agency administering the waiver program concurs with Contractor's assessment of the Member and there is available placement in the waiver program, Contractor shall initiate Disenrollment for the Member. Contractor shall provide documentation to ensure the Member's orderly transfer to the Medi-Cal Fee-For-Service program. If the Member does not meet the criteria for the waiver program, or if placement is not available, Contractor shall continue to case manage and provide all Medically Necessary Covered Sservices to the Member.

116. Article VI, SCOPE OF WORK, Section 6.7.3.1, Miscellaneous Service Carve Outs, is amended to read:

        6.7.3.1     MISCELLANEOUS SERVICE CARVE OUTS

        Acupuncture services, adult day health care services, chiropractic services, and healing by prayer or spiritual means are not Covered Services under this Contract. Contractor may, upon request, refer Members to these services.

        Local Education Agency (LEA) assessment services provided to any student and any LEA services provided pursuant to an Individual Education Plan
        (IEP) or Individual Family Service Plan (IFSP) or Individualized Health and Support Plan (IHSP) are not covered under the Contract.

        Childhood lead poisoning case management is not a Covered Service under this Contract. Laboratories subcontracting with Contractor shall refer Members with elevated blood lead levels to the Childhood Lead Poisoning Prevention Branch of DHS which, in turn, shall provide this information to the Local Health Department. The Local Health Department shall coordinate case information and care with the Primary Care Physician.

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117.    Article VI, SCOPE OF WORK, Section 6.7.3.2, CCS Services, is amended to read:

        6.7.3.2     CALIFORNIA CHILDREN SERVICES (CCS)

        A. Contractor shall develop and implement written policies and procedures for identifying and referring children with CCS-eligible conditions to the local CCS program. The policies and procedures shall include, but not be limited to:

             1. Policies and operational controls that assure that Contractor's providers perform appropriate baseline health assessments and diagnostic evaluations that provide sufficient clinical detail to establish, or raise a reasonable suspicion, that a Member child has a CCS-eligible medical condition;

             2. Procedures for assuring that Contracting Providers are informed about CCS-paneled providers and CCS-approved hospitals within Contractor's network; and

             3. Procedures for initial referrals of Member children with CCS-eligible conditions to the local CCS program by telephone, same-day mail or FAX, if available. The initial referral shall be followed by submission of supporting medical documentation sufficient to allow for eligibility determination by the local CCS program.

             4. Procedures that provide for continuity of care between Contractor's providers and CCS providers for Member children determined eligible for the CCS program.

        B. Contractor shall consult and coordinate CCS referral activities with the local CCS program in accordance with the agreement reached under a Memorandum of Agreement (MOA) between Contractor and LHD for coordination of CCS services.

        C. Contractor shall continue to provide all Medically Necessary Covered Services and case management services for Member children referred to CCS until eligibility for the CCS program is established. Eligibility for the CCS program includes confirmation by the local CCS program of a Member child's CCS-eligible condition and agreement by the local CCS program to assume case management responsibilities for the Member child.

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        D.   Once eligibility for the CCS program is established for a Member child:

             1. Contractor shall continue to provide Primary Care and other Medically Necessary Covered Services unrelated to the CCS-eligible condition and will ensure the coordination of services between its Primary Care providers, the CCS specialty providers, and the local CCS program.

             2. The CCS program shall authorize Medi-Cal payments to Contractor network physicians who currently are members of the CCS panel and to other providers who provided CCS-covered services to the Member child during the CCS-eligibility determination period and are determined to meet the CCS standards in accordance with subsection E. Authorization for payment shall be retroactive to the date the CCS program was informed about the Member child through an initial referral by Contractor or a Contractor network physician, via telephone, FAX, or mail. In an emergency admission, Contractor or Contractor network physician shall be allowed until the next business day to inform the CCS program about the Member child. Authorization shall be issued upon confirmation of panel status or completion of the process described in subsection E. Payment shall be dependent on the submittal of appropriately completed and timely claims to the local CCS program, which authorizes care. Claims authorized by the local CCS program shall be forwarded to the Medi-Cal Fee-For-Service program fiscal intermediary for payment.

        E A board-certified physician who is a member of Contractor's provider network shall be determined to meet the CCS standards for participation as a CCS provider and shall be added to the CCS panel when all the following conditions are met:

             1. The physician has successfully met Contractor's Credentialing standards;

             2. The physician meets the CCS certification standards in accordance with Title 22, CCR, Sections 42320, 42321, 42336;

             3. Contractor has submitted to the CCS program either a completed provider Credentialing application form used by Contractor or the information continued in lines one through five of the CCS Panel Application Form, extracted from Contractor's provider Credentialing application form for the physician;

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             4.     Contractor has submitted to the CCS program a signed and
                    dated CCS Panel Application Form with the Medi-Cal provider number for the physician.

        For a physician who is board-eligible at the time of completion of Contractor's Credentialing application, Contractor must submit a completed provider Credentialing application form and a signed and dated CCS Panel Application Form, including the provider's Medi-Cal number.

        The application of such a physician to the CCS panel will be retroactive to the extent necessary to enable the physician to receive payment for services on or after the date the CCS program was informed about the Member child, as provided in subsection D.2.

118. Article VI, SCOPE OF WORK, Section 6.7.3.3, Mental Health, is amended to read:

        6.7.3.3     MENTAL HEALTH

        All Specialty Mental Health Services (inpatient and outpatient) are excluded from the Contract.

        A. Contractor shall provide outpatient mental health services within the Primary Care Physician's scope of practice. Contractor shall provide assistance to Members needing Specialty Mental Health Services by referring such Members, whose mental health diagnosis is covered by the local Medi-Cal mental health plan or whose diagnosis is uncertain, to the local Medi-Cal mental health plan, if operational. If the Medi-Cal mental health plan is not operational or if the Member's diagnosis is not covered by the local Medi-Cal mental health plan, Contractor shall refer such Members to an appropriate fee-for-service Medi-Cal mental health provider accepting Medi-Cal patients, if known to the Contractor, or shall refer such Members to the County Mental Health Department, or other community resources that may be able to assist the Member to locate mental health services, including the local CHDP program, regional centers for the developmentally disabled, and provider referral services.

        B. Contractor shall provide Medical Case Management and cover and pay for all Medically Necessary Covered Services for the Member, including the services listed below, and coordinate services with the Specialty Mental Health Provider.

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             1.     Emergency room professional services as described in Title
                    22, CCR, Section 53855, except psychiatrists, psychologists, licensed clinical social workers, marriage, family and child counselors, or other Specialty Mental Health Providers;

             2. Facility charges for emergency room visits which do not result in a psychiatric admission;

             3. All laboratory, radiological and radioisotope services when these services are necessary for the diagnosis, monitoring, or treatment of a Member's mental health condition.

             4. Emergency medical transportation services necessary to provide access to all Medi-Cal covered services, including emergency mental health services, as described in Title 22, CCR, Section 51323.

             5. All non-emergency medical transportation services, as provided for in Title 22, CCR, Section 51323, required by Members to access Medi-Cal covered mental health services, subject to a written prescription by a Medi-Cal Specialty Mental Health Provider, except when the transportation is required to transfer the Member from one facility to another, for the purpose of reducing the local Medi-Cal mental health plan's cost of providing services.

             6. Medically Necessary Covered Services for Members admitted to a psychiatric inpatient hospital, including the initial health history and physical assessment required upon admission and any consultations related to Medically Necessary Covered Services. However, notwithstanding this requirement, Contractor shall not be responsible for room and board charges for psychiatric inpatient hospital stays by Members.

             7. All Medically Necessary Medi-Cal covered psychotherapeutic drugs for Members not otherwise excluded under this Contract.

                    a. This includes reimbursement for covered psychotherapeutic drugs prescribed by out-of-plan psychiatrists for Members.

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                    b.      If Contractor requires that covered prescriptions
                            written by out-of-plan psychiatrists be filled by pharmacies in Contractor's provider network, Contractor shall ensure that drugs prescribed by out-of-plan psychiatrists are no less accessible to Members than drugs prescribed by network providers.

                    c. Reimbursement to pharmacies for those psychotherapeutic drugs listed in Attachment III (consisting of one page), and psychotherapeutic drugs classified as Anti-Psychotics and approved by the FDA after July 1, 1997, shall be made by DHS through the Medi-Cal FFS program, whether these drugs are provided by a pharmacy contracting with Contractor or by an out-of-plan pharmacy provider. To qualify for reimbursement under this provision, a pharmacy must be enrolled as a Medi-Cal provider in the Medi-Cal FFS program.

             8. Paragraphs 3,5, and 6 shall not be construed to preclude Contractor from: a) requiring that Covered Services be provided through Contractor's provider network or b) applying Utilization controls for these services, including Prior Authorization, consistent with Contractor's obligation to provide Covered Services under this Contract.

        C. Contractor shall execute a Memorandum of Understanding (MOU), in accordance with Section 6.7.9, Local Mental Health Plan Coordination, for coordination of Specialty Mental Health Services with the local Medi-Cal mental health plan in each county that is covered by this Contract.

        D. Disputes between Contractor and the local Medi-Cal mental health plan regarding this section shall be resolved pursuant to Title 9, CCR, Section 1850.505. Any decision rendered by DHS and the California Department of Mental Health regarding a dispute between Contractor and the local Medi-Cal mental health plan concerning provision of mental health services or Covered Services required under this Contract shall not be subject to the Disputes and Appeals procedures specified in Article III, Section 3.22.

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119.    Article VI, SCOPE OF WORK, Section 6.7.3.4, Alcohol and Drug Treatment
        Services, sentence one, is amended to read:

        Alcohol and drug treatment services available under the Short-Doyle Drug Medi-Cal program as defined in Title 22, CCR, Section 51341.1 and outpatient heroin detoxification as defined in Title 22, CCR, Section 51328 are excluded from this Contract.

120.    Article VI, SCOPE OF WORK, Section 6.7.3.5, Dental, is amended to read:

        6.7.3.5     DENTAL

        Dental services are not covered under this Contract. Contractor shall perform dental screening for all Members as a part of the initial health assessment and refer Members to Medi-Cal dental providers. Dental screenings for Members under twenty-one (21) years of age shall be performed in accordance with the most recent recommendations of the American Academy of Pediatrics, as part of the initial health assessment. Contractor shall ensure referrals to dental providers.

        Services related to dental services that are covered medical services and are not provided by dentists or dental anesthetists, are the responsibility of Contractor. Covered medical services include: prescription drugs, laboratory services, pre-admission physical examinations required for admission to a facility, anesthesia services, out-patient surgical center services and in-patient hospitalization services required for a dental procedure. Contractor may require Prior Authorization for medical services required in support of dental procedures.

        Contractor shall develop referral and Prior Authorization policies and procedures to implement the above requirements. Contractor shall submit these policies and procedures to DHS for review and approval.

121.    Article VI, SCOPE OF WORK, Section 6.7.3.7, Direct Observed Therapy
        (DOT) for Treatment of Tuberculosis, section title only, is amended to read:

        6.7.3.7     DIRECTLY OBSERVED THERAPY (DOT) FOR TREATMENT OF
                    TUBERCULOSIS

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122.    Article VI, SCOPE OF WORK, Section 6.7.4.3, School Linked CHDP Services:
        Subcontracts, is amended to read:

        6.7.4.3     SCHOOL LINKED CHDP SERVICES: SUBCONTRACTS

        Contractor shall ensure that the Subcontracts with the local school districts or school sites meet the requirements of Article III, Section 3.28, Subcontracts, and address the following: the population covered, beginning and end dates of the agreement, services covered, practitioners covered, outreach, information dissemination and educational responsibilities, Utilization Review requirements, referral procedures, medical information flows, patient information confidentiality, Quality Assurance interface, data reporting requirements, Grievances and complaint procedures.

123. Article VI, SCOPE OF WORK, Section 6.7.4.4, Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Supplemental Services, Excluding Case Management Services, is amended to read:

        6.7.4.4 EARLY AND PERIODIC SCREENING, DIAGNOSIS AND TREATMENT (EPSDT) SUPPLEMENTAL SERVICES, INCLUDING CASE MANAGEMENT SERVICES

        For Members under the age of 21 years, Contractor shall provide or arrange and pay for EPSDT supplemental services as defined in Title 22, CCR, Section 51184, except when EPSDT supplemental services are provided as CCS services pursuant to Section 6.7.3.2, CCS Services, or as mental health services pursuant to Section 6.7.3.3, Mental Health. Contractor shall determine the medical necessity of EPSDT supplemental services using the criteria established in Title 22, CCR, Sections 51340 and 51340.1.

        For Members under the age of 21 years, who meet the medical necessity criteria for EPSDT case management, pursuant to Title 22, CCR, Section 51340(f), Contractor shall refer the Member to a targeted case management (TCM) provider under contract with a local government agency pursuant to Welfare and Institutions Code Section 14132.44 or to entities and organizations, including Regional Centers, that provide TCM services pursuant to Welfare and Institutions Code Section 14132.48. If EPSDT case management services are rendered by these referral providers, Contractor is not required to pay for the EPSDT case management services. If EPSDT case management services are not available from these referral providers, Contractor shall provide or arrange and pay for the EPSDT case management services.

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124.    Article VI, SCOPE OF WORK, Section 6.7.4.7, Family Planning:
        Out-of-Network Reimbursement, is amended to read:

        6.7.4.7     FAMILY PLANNING: OUT-OF-NETWORK REIMBURSEMENT

        Contractor shall reimburse out-of-network family planning providers for the following services provided to Members of childbearing age to temporarily or permanently prevent or delay pregnancy:

        A. Health education and counseling necessary to make informed choices and understand contraceptive methods.

        B.   Limited history and physical examination.

        C. Laboratory tests if medically indicated as part of decision making process for choice of contraceptive methods. Contractor shall not be required to reimburse out-of-plan providers for pap smears if Contractor has provided pap smears to meet the U.S. Preventive Services Task Force guidelines.

        D. Diagnosis and treatment of STD disease episode, as defined by DHS for each STD, if medically indicated.

        E. Screening, testing and counseling of at risk individuals for HIV and referral for treatment.

        F. Follow-up care for complications associated with contraceptive methods provided or prescribed by the family planning provider.

        G.   Provision of contraceptive pills, devices, supplies.

        H.   Tubal ligation.

        I.   Vasectomies.

        J.   Pregnancy testing and counseling.

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125.      Article VI, SCOPE OF WORK, Section 6.7.4.8, Family Planning:
          Reimbursement Rate, is amended to read:

          6.7.4.8   FAMILY PLANNING: REIMBURSEMENT RATE

          Contractor shall reimburse out-of-plan family planning providers at the appropriate Medi-Cal FFS rate, unless otherwise negotiated with the out-of-plan family planning provider.

126. Article VI, SCOPE OF WORK, Section 6.7.4.9, Sexually Transmitted Diseases (STDs), is amended to read:

          6.7.4.9   SEXUALLY TRANSMITTED DISEASES (STDS)

          Contractor shall provide access to STD services without Prior Authorization to all Members both within and outside its provider network. Members may access out-of-plan STD services through local health department (LHD) clinics, family planning clinics, or- through other community STD service providers. LHD and family planning providers shall be reimbursed for STD services pursuant to Sections 6.7.8.1, Subcontract, and 6.7.4.7, Family Planning: Out-Of-Network Reimbursement. For community providers other than LHD and family planning providers, the reimbursement of out-of-plan STD services is limited to one office visit per disease episode for the purposes of:
          (1) diagnosis and treatment of vaginal discharge and urethral discharge, (2) those STDs that are amenable to immediate diagnosis and treatment, and this includes syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, Trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale and (3) evaluation and treatment of Pelvic Inflammatory Disease (PID). Contractor shall provide follow-up care. Contractor shall reimburse STD providers at the Medi-Cal Fee-For-Service (FFS) rate, unless otherwise negotiated, and Contractor shall provide reimbursement only if STD treatment providers provide treatment records or documentation of the Member's refusal to release Medical Records to Contractor along with billing information.

127. Article VI, SCOPE OF WORK, Section 6.7.4.10, Early Intervention Services, sentence one, is amended to read:

          Contractor shall refer to the local Early Start program those children in need of early intervention services, e.g., those with an established condition leading to developmental delay, those in whom a significant developmental delay is suspected, or those whose early health history places them at risk for delay.

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128.      Article VI, SCOPE OF WORK, Section 6.7.4.14, Nurse Midwife Services,
          is amended to read:

          6.7.4.14  NURSE MIDWIFE AND NURSE PRACTITIONER SERVICES

          Contractor shall meet federal requirements for access and reimbursement for Certified Nurse Midwife (CNM) services as defined in Title 22, CCR, Section 51345 and Certified Nurse Practitioner (CNP) services as defined in Title 22, CCR, Section 51345.1. If Members do not have access to CNM or CNP services within the provider network of either Medi-Cal managed care contractor in the county, Contractor shall inform Members that they have a right to obtain out-of-plan CNM or CNP services, and Contractor shall reimburse CNMs or CNPs for services provided out-of-plan to Members at the applicable Medi-Cal Fee-For-Service rates. If CNM services are unavailable in Contractor's provider network, but are available within DHS' time and distance standards for access to Primary Care in the other Medi-Cal managed care contractor's provider network in the county, Contractor shall not be obligated to reimburse CNMs for services provided out-of-plan to Members (unless authorized by Contractor). (This provision shall apply equally to CNP services.)

          Notwithstanding the above paragraph, for Emergency Services and family planning, the provisions of Sections 6.6.16, Emergency Service Providers, 6.7.4.5, Family Planning: General Requirement, and 6.7.4.8, Family Planning: Reimbursement Rate, shall apply.

129. Article VI, SCOPE OF WORK, Section 6.7.6.1, Initial Health Assessment, sentence three, is amended to read:

          For Members under the age of 21 years, the assessment shall follow the applicable requirements of Health and Safety Code, Section 124025, et seq., and Title 17, Sections 6840 through 6850, except that Contractor shall follow the most recent periodicity schedule recommended by the American Academy of Pediatrics.

130. Article VI, SCOPE OF WORK, Section 6.7.6.2, Children, paragraph one, is amended to read:

          Contractor shall maintain and operate a system which ensures the provision of CHDP services to Members under the age of 21 years in accordance with the applicable provisions of the Health and Safety Code, Section 124025, et seq., and Title 17, CCR, Sections 6840 through 6850. The system shall include the following components:

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131.      Article VI, SCOPE OF WORK, Section 6.7.6.3, Pregnant Women: Minimum
          Standards, sentence two, is amended to read:

          Contractor shall develop and implement standardized risk assessment tools which are consistent with Comprehensive Perinatal Services Program (CPSP) requirements set forth in Title 22, CCR, Sections 51348 and 51348.1.

132. Article VI, SCOPE OF WORK, Section 6.7.7.3, Behavioral Assessments, is amended to read:

          6.7.7.3   INDIVIDUAL HEALTH EDUCATION BEHAVIORAL ASSESSMENTS

          Contractor shall ensure that individual health education behavioral assessments are conducted on all Members within 120 days of Enrollment to determine health practices, values, behaviors, knowledge, attitudes, cultural practices, beliefs, literacy levels, and health education needs. Upon Contractor's written request, DHS may, at its discretion, delay Contractor implementation of this requirement. DHS shall approve any such request in writing. DHS may terminate any approved delay in implementation thirty (30) days after DHS' notice to Contractor of intent to terminate.

133. Article VI, SCOPE OF WORK, Section 6.7.7.7, Group Needs Assessment, is amended to read:

          6.7.7.7   GROUP NEEDS ASSESSMENT

          Contractor shall conduct a group needs assessment of its Members to determine health education needs, including literacy level. Contractor shall submit to DHS a report summarizing the methodology, findings, proposed services, key activities, timeline for implementation, and the responsible individuals. Contractor shall complete the needs assessment and submit the report to DHS between twelve (12) and eighteen (18) months after the commencement of operations under this Contract.

134. Article VI, SCOPE OF WORK, Section 6.7.8.1, Subcontract, paragraph 1, is amended to read:

          Contractor shall execute a Subcontract for the specified public health services with the Local Health Department (LHD) in each county that is covered by this Contract. The Subcontract shall specify the scope and responsibilities of both parties, billing and reimbursements, reporting responsibilities, and Medical Record management to ensure coordinated health care services. The Subcontract shall meet the requirements contained

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          in Article III, Sections 3.28, Subcontracts, through 3.28.8,
          Disclosures. The specified public health services under the Subcontract are as follows:

135.      Article VI, SCOPE OF WORK, Section 6.7.8.1, Subcontracts, subsection
          (B), is amended to read:

          B. STD services for the disease episode, as defined by DHS for each STD, including diagnosis and treatment of the following STDs: syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale.

136.      Article VI, SCOPE OF WORK, Section 6.7.8.1, Subcontracts, subsection
          (H), is amended to read:

          H.   Tuberculosis Directly Observed Therapy

137. Article VI, SCOPE OF WORK, is amended by adding a new Section 6.7.9 to read:

          6.7.9.    LOCAL MENTAL HEALTH PLAN COORDINATION

          6.7.9.1   MEMORANDUM OF UNDERSTANDING

          A. Contractor shall negotiate in good faith and execute a Memorandum of Understanding (MOU) with the local mental health plan (MHP). The MOU shall specify, consistent with this Contract, the respective responsibilities of Contractor and the MHP in delivering Medically Necessary Covered Services and Specialty Mental Health Services to Members. The MOU shall address:

               1. Protocols and procedures for referrals between Contractor and the MHP;

               2. Protocols for the delivery of Specialty Mental Health Services, including the MHP's provision of clinical consultation to Contractor for Members being treated by Contractor for mental illness;

               3. Protocols for the delivery of mental health services within the Primary Care Physician's scope of practice;

               4. Protocols and procedures for the exchange of Medical Records information, including procedures for maintaining the confidentiality of Medical Records;

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

               5. Procedures for the delivery of Medically Necessary Covered Services to Members who require Specialty Mental Health Services, including:

                    a.   Pharmaceutical services and prescription drugs;

                    b.   Laboratory, radiological and radioisotope services;

                    c. Emergency room facility charges and professional services;

                    d.   Emergency and non-emergency medical transportation;

                    e.   Home health services;

                    f. Medically Necessary Covered Services to Members who are patients in psychiatric inpatient hospitals.

               6. Procedures for transfers between inpatient psychiatric services and inpatient medical services to address changes in a Member's medical or mental health condition.

               7. Procedures to resolve disputes between Contractor and the MHP.

          B. To the extent Contractor does not execute an MOU within four (4) months after implementation of the Medi-Cal Specialty Mental Health Services Consolidation program in the area being served by this Contract, Contractor shall submit documentation substantiating its good faith efforts to enter into an MOU. Until such time as an MOU is executed, Contractor shall submit monthly reports to DHS documenting its continuing good faith efforts to execute an MOU and the justifications why such an MOU has not been executed.

138. Article VI, SCOPE OF WORK, Section 6.8.1, Marketing Representatives, paragraph one, sentence one, is amended to read:

          Contractor shall ensure, in addition to compliance with the requirements of Title 22, CCR, Section 53880, that:

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

139. Article VI, SCOPE OF WORK, Section 6.8.6, Marketing Plan, is amended to read:

          6.8.6     MARKETING PLAN

          Contractor shall implement and maintain a Marketing plan approved by DHS. Door to door Marketing is prohibited.

140. Article VI, SCOPE OF WORK, Section 6.9.3, Disclosure Forms, is amended to read:

          6.9.3     DISCLOSURE FORMS

          Contractor shall provide to all Members the Evidence of Coverage and Disclosure Form materials which constitute a fair disclosure of the provisions of the covered health care services.

141. Article VI, SCOPE OF WORK, Section 6.9.5, Membership Services Guide, is amended to read:

          6.9.5     MEMBERSHIP SERVICES GUIDE

          Contractor shall develop and distribute a Membership Services Guide that includes the following information:

          A.   The name, address and telephone number of the health plan.

          B. A description of the full scope of Medi-Cal covered benefits and all available services including health education, interpretive services, and "carve out" services and an explanation of any service limitations and exclusions from coverage or charges for services.

          C. Procedures for obtaining Covered Services including the address and telephone number of each Service Site (locations of hospitals, Primary Care Physicians, optometrists, psychologists, pharmacies, Skilled Nursing Facilities, Urgent Care Facilities). In the case of a medical foundation or independent practice association, the address and telephone number of each Physician provider.

               1. The hours and days when each of these Facilities is open, the services and benefits available, and the telephone number to call after normal business hours.

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          D.   Procedures for selecting or requesting a change in Primary Care
               Physician, including requirements for a change in PCP; reasons for which a request may be denied; and reasons why a provider may request a change.

          E. The purpose and value of scheduling an initial health assessment appointment.

          F. The appropriate use of health care services in a managed care system.

          G. The availability and procedures for obtaining after hours services (24-hour basis) and care, including the appropriate provider locations and telephone numbers.

          H. Procedure for obtaining emergency health care both within and outside Contractor's Service Area.

          I.   Process for referral to specialists.

          J. Procedures for obtaining any non-medical transportation services offered by Contractor and through the local CHDP programs, and how to obtain such services.

          K. The causes for which a Member shall lose entitlement to receive services under this Contract. (See Article III, Section 3.23.5, Disenrollment)

          L. Procedures for filing a complaint/Grievance, including procedures for appealing decisions regarding Member's coverage, benefits, or relationship to the organization. Include the title, address, and telephone number of the person responsible for processing and resolving complaints/Grievances.

          M. Procedures for Disenrollment, including an explanation of the Member's right to disenroll without cause at any time, subject to any restricted disenrollment period.

          N. Information on the Member's right to the Medi-Cal fair hearing process, regardless of whether or not a complaint/Grievance has been submitted or if the complaint/Grievance has been resolved, pursuant to Title 22, CCR, Section 53452, when a health care service requested by the Member or provider has been denied, deferred or modified. The State Department of Social Services' Public Inquiry and Response Unit toll free telephone number (800) 952-5253.

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          O.   Information on the availability of, and procedures for obtaining, services at FQHCs and Indian Health Clinics.

          P. Information on the Member's right to seek family planning services from any qualified provider of family planning services under the Medi-Cal program, including providers outside Contractor's provider network, and a description of those services, such as the following statement:

               " Family planning services are provided to Members of child bearing age to enable them to determine the number and spacing of children. These services include all methods of birth control approved by the Federal Food and Drug Administration. As a Member, you pick a doctor who is located near you and will give you the services you need. Our Primary Care Physicians and OB/GYN specialists are available for family planning services. For family planning services, you may also pick a doctor or clinic not connected with Molina Medical Centers, Inc. without having to get permission from Molina Medical Centers, Inc. Molina Medical Centers, Inc. shall pay that doctor or clinic for the family planning services you get".

          Q. DHS' Office of Family Planning's toll free telephone number (1-800-942-1054) providing consultation and referral to family planning clinics.

          R. Any other information determined by DHS to be essential for the proper receipt of Covered Services.

          S. Information on the availability of, and procedures for obtaining, Certified Nurse Midwife and Certified Nurse Practitioner services, pursuant to Section 6.7.4.14, Nurse Midwife and Nurse Practitioner Services.

          T. Information on the availability of transitional Medi-Cal eligibility and how the Member may apply for this program. Contractor shall include this information with all Membership Service Guides sent to Members after the date such information is furnished to Contractor by DHS.

          U. Information on how to access State resources for investigation and resolution of Member complaints, including the DHS Medi-Cal Managed Care Ombudsman toll-free telephone number
               (1-888-452-8609) and the DOC HMO Consumer Service toll-free telephone number (1-800-400-0815).

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          V.   Information concerning the provision and availability of services covered under the CCS program from providers outside Contractor's provider network and how to access these services.

          W. An explanation of the expedited disenrollment process for children receiving services under the Foster Care or Adoption Assistance Programs; Members with special health care needs, including, but not limited to major organ transplants; and Members already enrolled in another Medi-Cal, Medicare or commercial managed care plan.

          X. Information on how to obtain Minor Consent Services through Contractor's plan, and an explanation of those services.

          Y. A brief explanation on how to use the fee-for-service system when Medi-Cal covered services are excluded or limited under this Contract and how to obtain additional information.

          Z. An explanation of an American Indian Member's right to access Indian Health Service facilities and to disenroll from Contractor's plan at any time, without cause.

          AA. Subsections S through Z above, except subsection T, shall be included in Contractor's Membership Services Guide by April 1,1999, or upon the next reprinting of Contractor's Membership Services Guide, whichever is sooner.

142. Article VI SCOPE OF WORK, Section 6.9.9, Primary Care Physician Selection, is amended to read:

          6.9.9     PRIMARY CARE PHYSICIAN SELECTION

          Contractor shall implement and maintain DHS approved procedures to ensure that each new Member has an appropriate and available Primary Care Physician. Contractor shall provide each new Member an opportunity to select a Primary Care Physician within the first thirty
          (30) days of Enrollment. If Contractor's provider network includes nurse practitioners or certified nurse midwives, the Member may select a nurse practitioner or certified nurse midwife within thirty (30) days of enrollment to provide Primary Care services. Contractor shall ensure that Members are allowed to change a Primary Care Physician, nurse practitioner or certified nurse midwife, upon request, by selecting a different Primary Care Provider from Contractor's network of providers. Contractor shall

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

          provide the Member sufficient information (verbal and written) in the appropriate language and reading level about the selection process and the available providers in the network, including certified nurse midwives and certified nurse practitioners, to ensure their ability to make an informed decision.

143. Article VI, SCOPE OF WORK, Section 6.9.10, Primary Care Physician Assignment, is amended to read:

          6.9.10    PRIMARY CARE PHYSICIAN ASSIGNMENT

          If the Member does not select a Primary Care Physician, nurse practitioner, or certified nurse midwife within thirty (30) days of the effective date of Enrollment, Contractor shall assign that Member to a Primary Care Physician and notify the Member and the assigned Primary Care Physician no later than forty (40) days after the Member's Enrollment. In all cases where a nurse practitioner or a certified nurse midwife is a Member's selected Primary Care Provider, Contractor shall assure that an individual Primary Care Physician is responsible for the overall coordination of the Member's health care, consistent with applicable State and federal laws and regulations. Contractor shall ensure that adverse selection does not occur during the assignment process of Members to providers.

144. Article VI, SCOPE OF WORK, Section 6.9.11, Continuity of Care, is amended to read:

          6.9.11    CONTINUITY OF CARE

          Contractor shall ensure that Members with an established relationship with a provider in Contractor's network, who have expressed a desire to continue their patient/provider relationship, are assigned to that provider without disruption in their care.

145. Article VI, SCOPE OF WORK, Section 6.9.13, Member Complaint/Grievance System, is amended to read:

          6.9.13    MEMBER COMPLAINT/GRIEVANCE SYSTEM

          Contractor shall implement and maintain a Member complaint/Grievance system in accordance with Title 10, CCR, Section 1300.68, except subsection 1300.68(g), and Title 22, CCR, Section 53858.

          A. Contractor shall acknowledge receipt of a complaint within 5 days. The written acknowledgement shall also notify the complainant of a person at the plan who may be contacted regarding the complaint.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

          B. Contractor shall resolve the complaint within 30 days of receipt or document reasonable efforts to resolve the complaint within thirty (30) days of receipt.

146.      Article VI, SCOPE OF WORK, Section 6.9.14, Disenrollments, is deleted.

147. Article VI, SCOPE OF WORK, Section 6.9.15, Denial, Deferral, or Modification of Prior Authorization Requests, is renumbered and amended to read:

          6.9.15    DENIAL, DEFERRAL, OR MODIFICATION OF PRIOR AUTHORIZATION
                    REQUESTS

          A. Contractor shall notify Members of denial, deferral, or modification of requests for Prior Authorization, in accordance with Title 22, CCR, Sections 51014.1 and 53894 by providing written notification to Members and/or their authorized representative, regarding any denial, deferral or modification of a request for approval to provide a health care service. This notification must be provided as specified in Title 22, CCR, Sections 51014.1, 51014.2, and 53894.

          B. Contractor shall provide for a written notification to the Member and the Member's representative on a standardized form approved by DHS, informing the Member of all the following:

               1. The Member's right to, and method of obtaining, a fair hearing to contest the denial, deferral or modification action.

               2. The Member's right to represent himself/herself at the fair hearing or to be represented by legal counsel, friend or other spokesperson.

               3. The name and address of Contractor and the State toll-free telephone number for obtaining information on legal service organizations for representation.

          C. The notice to the Member may inform the Member that the Member may file a complaint/Grievance concerning Contractor's action using Contractor's complaint/Grievance process prior to or concurrent with the initiation of the fair hearing process.

          D. Contractor shall provide required notification to beneficiaries and the representatives in accordance with the time frames set forth in Title 22, CCR, Sections 51014.1 and 53894.

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MOLINA MEDICAL CENTERS, INC.                                        95-23637-A03

148. Article VI, SCOPE OF WORK, Section 6.10.2, Linguistic Services, subsection (B), paragraph (3), is amended to read:

          3. Translated written materials, including the Membership Services Guide, enrollee information, welcome packets, and marketing information.

149. Article VI, SCOPE OF WORK, Section 6.10.6, Cultural and Linguistics Services Plan, is amended to read:

          6.10.6    CULTURAL AND LINGUISTICS SERVICES PLAN

          Contractor shall ensure that a group needs assessment of Members is completed between twelve (12) and eighteen (18) months after the commencement of operations under this Contract. This group needs assessment shall be conducted in conjunction with the health education group needs assessment, described in Section 6.7.7.7, Group Needs Assessment, and shall include identification of linguistic and cultural needs of the groups which speak a primary language other than English.

          The findings of the assessment shall be submitted to DHS in the form of a plan entitled "Cultural and Linguistic Services Plan" between twelve (12) and eighteen (18) months after commencement of operations under this Contract. In the plan, Contractor shall summarize the methodology, and findings of the group needs assessment of cultural and linguistic needs of non-English-speaking groups, and outline the proposed services to be implemented to address the findings of cultural and linguistic needs of non-English-speaking Members, the timeline for implementation with milestones, and the responsible individual.

          Contractor shall ensure implementation of the Cultural and Linguistic Services Plan between twelve (12) and eighteen (18) months after the commencement of operations under this Contract. Contractor shall also identify the individual with overall responsibility for the activities to be conducted under the plan. DHS approval of the plan is required prior to its implementation.

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150.      Article VI, SCOPE OF WORK, Section 6.11.1, Time Frames, is amended to read:

          6.11.1    TIME FRAMES

          Contractor shall submit deliverables within the timeframes specified on the Implementation Plan approved by DHS. Compliance with the schedule is mandatory unless otherwise approved in writing by DHS. (See Article III, Section 3.18, Liquidated Damages Provisions). Unless otherwise specified, all completion dates listed for the deliverables are calculated from the Contract effective date.

151. Attachment 1 is amended by adding the following language to the capitation rate sheets:

          The State is entering into this capitated Contract as an alternative means of paying for medical care for members of the eligible Medi-Cal population. The traditional payment method, called Fee-For-Service, requires Medi-Cal beneficiaries to find an authorized Medi-Cal provider when they are in need of health care. The State reimburses these Medi-Cal providers for services rendered, according to an established schedule of fees. Under this capitated Contract, the State pays Contractor a monthly fee for each Medi-Cal beneficiary enrolled in its prepaid health plan, and Contractor is then responsible for providing all medically necessary health care services to the beneficiary as required by the Contract.

          The rate development process for this Contract consists of two separate calculations. First, a Fee-For-Service equivalent (FFSE) is determined for the entire group of Medi-Cal eligibles. Second, rates are calculated for each Contract by beneficiary aid code using historical Medi-Cal managed care data. The name given this latter method is an experienced based methodology. Both the FFSE and experience based methodologies use factors which directly influence the cost of providing health care to Medi-Cal beneficiaries. These factors are age, sex, geographic area with price indices, Medi-Cal aid code, and eligibility for Medicare. The rate methodologies also employ adjustments for changes that are likely to occur during the term of the Contract. These adjustments include fee, benefit, or policy changes to reflect changes to the Medi-Cal program that are mandated each year by the State Legislature and the use of a trend factor to project costs to the term of the Contract.

          Actuaries employed by the Department of Health Services conduct the rate development process for this Contract. This attachment presents the methodology and calculation of the capitation rates for this Contract.

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152.      The effective date of the following amendments shall be the date of approval by the Department of Finance of this amendment package: 28, 41, 56, 59, 62, 64, 66, 67, 69, 70, 72, 75, 89, 90, 91, 106, 113, 116,
          117, 119, 122, 127, 131, 136, 138, 140, 141, 147.

153. The effective date of the following amendments is January 1, 1999: 61, 65, 84, 92, 109.

154. The effective date of the all other amendments in this package shall be October 1, 1997.

155.      The effective date of the rate adjustment shall be October 1,1997.

156. All rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 355
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: Riverside
     Aid Code Grouping: Family

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC        Total
1. Base Units per Eligible            4.127       4.686        0.263        2.139       0.002       3.495      0.120
2. Eligibility Adjustment             1.014       0.998        1.045        1.026       1.000       0.995      1.000
3. Age/sex Adjustment                 1.028       0.987        1.045        1.012       1.000       1.006      1.000
Adjusted Units                        4.302       4.616        0.287        2.221       0.002       3.498      0.120
4. Average Cost Per Unit          $   67.40    $  16.48       940.29    $   17.95   $  115.00    $  22.23   $  64.52   $ 1,243.87
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                     $   70.64    $  16.48    $  940.29    $   17.95   $  115.00    $  22.23   $  64.52   $ 1,247.11
6. Contract Adjustments
   a.Mental Health                    0.978       0.995        1.000        0.955       0.994       0.919      0.949
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.335       1.000      1.000
   c.Procedure Adjs.                  0.999       1.000        1.000        1.000       1.000       0.913      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible        $  295.43    $  75.31    $  268.51    $   37.88   $    0.08    $  64.92   $   7.31   $   749.44
8. Legislative Adjustment             1.026       1.052        0.993        1.004       1.038       1.027      1.027
9. Trend Adjustments
   a.Cost per Unit                    1.036       1.146        1.048        0.967       1.123       1.046      1.000
   b.Units per Eligible               0.950       1.100        0.998        1.045       1.000       1.050      1.000
Projected Cost per Eligible       $  298.32    $  99.87    $  278.87    $   38.43   $    0.09    $  73.23   $   7.51   $   796.32
Preliminary Monthly Rate                                                                                               $    66.36
10. Stop Loss Reinsurance                                  $       0                                  0.0%                   0.00
11. CHDP                                                                                                                     4.60
12.                                                                                                                          0.00
13. Fee-for-Service Adjustment                                                                        6.6%                   4.69
14. FQHC County Cost Differential                                                                                            0.26
Capitation Rate                                                                                                        $    75.91

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 355
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: Riverside
     Aid Code Grouping: Aged

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC        Total
1. Base Units per Eligible            3.770      19.658        0.982        2.464       0.554      13.308      0.120
2. Eligibility Adjustment             0.960       1.017        0.959        0.979       1.002       1.021      1.000
3. Age/sex Adjustment                 0.989       1.002        1.005        0.990       1.043       1.008      1.000
Adjusted Units                        3.579      20.032        0.946        2.388       0.579      13.696      0.120
4. Average Cost Per Unit          $   47.81    $  30.45       889.66    $   10.85   $   69.41    $   5.85   $  43.50   $ 1,097.53
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                     $   50.10    $  30.45    $  889.66    $   10.85   $   69.41    $   5.85   $  43.50   $ 1,099.82
6. Contract Adjustments
   a.Mental Health                    0.991       0.996        1.000        0.986       0.996       0.958      0.989
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.196       1.000      1.000
   c.Procedure Adjs.                  0.990       1.000        1.000        1.000       1.000       0.799      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible        $  175.04    $ 604.50    $  837.41    $   25.42   $    7.81    $  61.02   $   5.14   $ 1,716.34
8. Legislative Adjustment             1.004       1.033        0.907        0.917       1.038       1.001      1.001
9. Trend Adjustments
   a.Cost per Unit                    0.865       1.105        1.079        1.036       1.034       1.049      1.000
   b.Units per Eligible               0.950       1.050        1.050        1.100       1.000       1.045      1.000
Projected Cost per Eligible       $  144.41    $ 724.52    $  860.51    $   26.56   $    8.38    $  66.96   $   5.15   $ 1,836.49
Preliminary Monthly Rate                                                                                               $   153.04
10. Stop Loss Reinsurance                                  $       0                                  0.0%                   0.00
11. CHDP                                                                                                                     0.00
12.                                                                                                                          0.00
13. Fee-for-Service Adjustment                                                                        6.0%                   9.18
14. FQHC County Cost Differential                                                                                            0.07
Capitation Rate                                                                                                        $   162.29

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 355
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: Riverside
     Aid Code Grouping: Disabled

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC        Total
1. Base Units per Eligible            6.559      24.089        1.155        4.742       0.176      20.858      0.240
2. Eligibility Adjustment             0.996       1.005        1.000        0.999       0.996       1.007      1.000
3. Age/sex Adjustment                 0.995       0.989        0.985        0.999       1.009       0.996      1.000
Adjusted Units                        6.500      23.943        1.138        4.733       0.177      20.920      0.240
4. Average Cost Per Unit          $   45.69    $  35.66       867.73    $   13.05   $  100.13    $   9.33   $  72.26   $ 1,143.85
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                     $   47.88    $  35.66    $  867.73    $   13.05   $  100.13    $   9.33   $  72.26   $ 1,146.04
6. Contract Adjustments
   a.Mental Health                    0.894       0.882        1.000        0.972       0.994       0.949      0.909
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.099       1.000      1.000
   c.Procedure Adjs.                  0.998       0.997        1.000        1.000       1.000       0.918      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible        $  276.29    $ 747.04    $  982.54    $   59.74   $    1.74    $ 169.19   $  15.69   $ 2,252.23
8. Legislative Adjustment             1.010       1.034        0.908        0.918       1.039       1.007      1.007
9. Trend Adjustments
   a.Cost per Unit                    0.954       1.161        1.032        0.977       1.042       1.032      1.000
   b.Units per Eligible               0.950       1.050        0.950        1.050       1.000       0.998      1.000
Projected Cost per Eligible       $  252.91    $ 941.64    $  874.66    $   56.26   $    1.88    $ 175.47   $  15.80   $ 2,318.62
Preliminary Monthly Rate                                                                                               $   193.22
10. Stop Loss Reinsurance                                  $       0                                  0.0%                   0.00
11. CHDP                                                                                                                     0.00
12.                                                                                                                          0.00
13. Fee-for-Service Adjustment                                                                        6.0%                  11.59
14. FQHC County Cost Differential                                                                                            0.15
Capitation Rate                                                                                                        $   204.96

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 355
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: Riverside
     Aid Code Grouping: Child

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC        Total
1. Base Units per Eligible            3.962       3.669        0.332        1.521       0.000       2.012      0.120
2. Eligibility Adjustment             1.005       1.017        1.021        1.020       1.000       1.077      1.000
3. Age/sex Adjustment                 1.201       0.992        1.294        1.101       1.000       1.112      1.000
Adjusted Units                        4.782       3.702        0.439        1.708       0.000       2.410      0.120
4. Average Cost Per Unit          $   65.30    $  11.46       965.53    $   17.74   $    0.00    $  24.55   $  60.59   $ 1,145.17
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                     $   68.43    $  11.46    $  965.53    $   17.74   $    0.00    $  24.55   $  60.59   $ 1,148.30
6. Contract Adjustments
   a.Mental Health                    0.976       0.989        1.000        0.974       0.993       0.911      0.982
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.140       1.000      1.000
   c.Procedure Adjs.                  0.999       1.000        1.000        1.000       1.000       0.917      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible        $  317.46    $  41.75    $  421.75    $   29.36   $    0.00    $  49.18   $   7.10   $   866.60
8. Legislative Adjustment             1.026       1.052        0.993        1.004       1.038       1.023      1.023
9. Trend Adjustments
   a.Cost per Unit                    0.967       1.085        1.024        0.933       1.178       1.091      1.000
   b.Units per Eligible               0.950       1.050        0.950        1.045       1.000       1.100      1.000
Projected Cost per Eligible       $  299.22    $  50.04    $  407.41    $   28.74   $    0.00    $  60.38   $   7.26   $   853.05
Preliminary Monthly Rate                                                                                               $    71.09
10. Stop Loss Reinsurance                                  $       0                                  0.0%                   0.00
11. CHDP                                                                                                                     3.46
12.                                                                                                                          0.00
13. Fee-for-Service Adjustment                                                                        6.0%                   4.47
14. FQHC County Cost Differential                                                                                            0.31
Capitation Rate                                                                                                        $    79.33

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 355
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: Riverside
     Aid Code Grouping: Adult

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC        Total
1. Base Units per Eligible           21.372       5.536        3.082        4.726       0.000      12.855      0.240
2. Eligibility Adjustment             1.000       1.000        1.000        1.000       1.000       1.000      1.000
3. Age/sex Adjustment                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Units                       21.372       5.536        3.082        4.726       0.000      12.855      0.240
4. Average Cost Per Unit         $   100.08    $  16.10       998.85    $   15.92   $    0.00    $  37.45   $  54.29   $ 1,222.69
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $   104.88    $  16.10   $   998.85    $   15.92   $    0.00    $  37.45   $  54.29   $ 1,227.49
6. Contract Adjustments
   a.Mental Health                    0.999       0.999        1.000        0.991       1.000       0.997      0.996
   b.Long Term Care                   1.000       1.000        1.000        1.000       1.000       1.000      1.000
   c.Procedure Adjs.                  1.000       1.000        1.000        1.000       1.000       0.867      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $ 2,228.06    $  88.60   $ 3,063.06    $   74.19   $    0.00    $ 414.06   $  12.91   $ 5,880.88
8. Legislative Adjustment             1.022       1.052        0.993        1.004       1.038       1.023      1.023
9. Trend Adjustments
   a.Cost per Unit                    0.961       1.162        1.023        0.886       1.015       1.096      1.000
   b.Units per Eligible               0.950       0.998        1.000        1.155       1.000       0.950      1.000
Projected Cost per Eligible      $ 2,078.86    $ 108.09   $ 3,111.58    $   76.22   $    0.00    $ 441.03   $  13.21   $ 5,828.99
Preliminary Monthly Rate                                                                                               $   485.75
10. Stop Loss Reinsurance                                 $        0                                  0.0%                   0.00
11. CHDP                                                                                                                     0.00
12.                                                                                                                          0.00
13. Fee-for-Service Adjustment                                                                        6.0%                  29.15
14. FQHC County Cost Differential                                                                                            0.77
Capitation Rate                                                                                                        $   515.67

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 355
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: Riverside
     Aid Code Grouping: AIDS

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC         Total
1. Base Units per Eligible           22.646      65.596        3.118        7.972       0.000      39.287      0.360
2. Eligibility Adjustment             1.000       1.000        1.000        1.000       1.000       1.000      1.000
3. Age/sex Adjustment                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Units                       22.646      65.596        3.118        7.972       0.000      39.287      0.360
4. Average Cost Per Unit         $    31.10  $    92.80       867.73    $   19.90   $    0.00  $    50.87   $  72.26   $  1,134.66
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $    32.59  $    92.80   $   867.73    $   19.90   $    0.00  $    50.87   $  72.26   $  1,136.15
6. Contract Adjustments
   a.Mental Health                    0.934       0.990        1.000        0.993       1.000       0.988      0.959
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.456       1.000      1.000
   c.Procedure Adjs.                  1.000       0.819        1.000        1.000       1.000       0.592      1.000
   d.Viral Testing                    1.000       1.082        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $   685.88  $ 5,313.67   $ 2,692.05    $  156.74   $    0.00  $ 1,163.09   $  24.82   $ 10,036.25
8. Legislative Adjustment             1.004       1.073        0.993        1.004       1.038       1.001      1.001
9. Trend Adjustments
   a.Cost per Unit                    0.954       1.161        1.032        0.977       1.042       1.032      1.000
   b.Units per Eligible               0.903       1.045        0.950        0.950       1.000       1.045      1.000
Projected Cost per Eligible      $   593.22  $ 6,917.40   $ 2,620.81    $  146.06   $    0.00  $ 1,255.58   $  24.84   $ 11,557.91
Preliminary Monthly Rate                                                                                               $    963.16
10. Stop Loss Reinsurance                                 $        0                                  0.0%                    0.00
11. CHDP                                                                                                                      0.00
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                   57.79
14. FQHC County Cost Differential                                                                                             0.54
Capitation Rate                                                                                                        $  1,021.49

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 356
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: San Bernardino
     Aid Code Grouping: Family

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC         Total
1. Base Units per Eligible            4.127       4.686        0.263        2.139       0.002       3.495      0.120
2. Eligibility Adjustment             0.987       0.994        0.967        0.985       1.000       0.982      1.000
3. Age/sex Adjustment                 1.016       0.995        1.026        1.010       1.000       1.005      1.000
Adjusted Units                        4.139       4.635        0.261        2.128       0.002       3.449      0.120
4. Average Cost Per Unit         $    67.40  $    16.48     1,023.54    $   17.95   $  115.00  $    22.23   $  64.52   $  1,327.12
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $    70.64  $    16.48   $ 1,023.54    $   17.95   $  115.00  $    22.23   $  64.52   $  1,330.36
6. Contract Adjustments
   a.Mental Health                    0.978       0.995        1.000        0.955       0.994       0.919      0.949
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.335       1.000      1.000
   c.Procedure Adjs.                  0.999       1.000        1.000        1.000       1.000       0.913      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $   284.23  $    75.62   $   265.81    $   36.30   $    0.08  $    64.01   $   7.31   $    733.36
8. Legislative Adjustment             1.026       1.052        0.993        1.004       1.038       1.027      1.027
9. Trend Adjustments
   a.Cost per Unit                    1.036       1.146        1.048        0.967       1.123       1.046      1.000
   b.Units per Eligible               0.950       1.100        0.998        1.045       1.000       1.050      1.000
Projected Cost per Eligible      $   287.01  $   100.28   $   276.07    $   36.83   $    0.09  $    72.20   $   7.51   $    779.99
Preliminary Monthly Rate                                                                                               $     65.00
10. Stop Loss Reinsurance                                 $        0                                  0.0%                    0.00
11. CHDP                                                                                                                      4.60
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                    4.18
14. FQHC County Cost Differential                                                                                             0.26
Capitation Rate                                                                                                        $     74.04

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 356
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: San Bernardino
     Aid Code Grouping: Aged

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other        FQHC        Total
1. Base Units per Eligible            3.770      19.658        0.982        2.464       0.554      13.308      0.120
2. Eligibility Adjustment             0.969       1.014        0.965        0.985       1.000       1.015      1.000
3. Age/sex Adjustment                 0.987       1.002        0.995        0.990       1.032       1.005      1.000
Adjusted Units                        3.606      19.973        0.943        2.403       0.572      13.575      0.120
4. Average Cost Per Unit         $    47.81  $    30.45       952.39    $   10.85   $   69.41  $     5.85   $  43.50   $  1,160.26
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $    50.10  $    30.45   $   952.39    $   10.85   $   69.41  $     5.85   $  43.50   $  1,162.55
6. Contract Adjustments
   a.Mental Health                    0.991       0.996        1.000        0.986       0.996       0.958      0.989
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.196       1.000      1.000
   c.Procedure Adjs.                  0.990       1.000        1.000        1.000       1.000       0.799      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $   176.36  $   602.72   $   893.61    $   25.58   $    7.71  $    60.48   $   5.14   $  1,771.60
8. Legislative Adjustment             1.004       1.033        0.907        0.917       1.038       1.001      1.001
9. Trend Adjustments
   a.Cost per Unit                    0.865       1.105        1.079        1.036       1.034       1.049      1.000
   b.Units per Eligible               0.950       1.050        1.050        1.100       1.000       1.045      1.000
Projected Cost per Eligible      $   145.50  $   722.38   $   918.26    $   26.73   $    8.28  $    66.36   $   5.15   $  1,892.66
Preliminary Monthly Rate                                                                                               $    157.72
10. Stop Loss Reinsurance                                 $        0                                  0.0%                    0.00
11. CHDP                                                                                                                      0.00
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                    9.46
14. FQHC County Cost Differential                                                                                             0.07
Capitation Rate                                                                                                        $    167.25

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 356
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: San Bernardino
     Aid Code Grouping: Disabled

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC         Total
1. Base Units per Eligible            6.679      24.089        1.155        4.742       0.176      20.858      0.120
2. Eligibility Adjustment             0.995       1.001        0.976        0.991       0.999       0.996      1.000
3. Age/sex Adjustment                 0.998       0.976        0.981        1.006       1.003       0.993      1.000
Adjusted Units                        6.632      23.534        1.106        4.728       0.176      20.629      0.120
4. Average Cost Per Unit         $    45.69  $    35.66     1,064.73    $   13.05   $  100.13  $     9.33   $  72.26   $  1,340.85
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $    47.88  $    35.66   $ 1,064.73    $   13.05   $  100.13  $     9.33   $  72.26   $  1,343.04
6. Contract Adjustments
   a.Mental Health                    0.894       0.882        1.000        0.972       0.994       0.949      0.909
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.099       1.000      1.000
   c.Procedure Adjs.                  0.998       0.997        1.000        1.000       1.000       0.918      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $   281.90  $   734.28   $ 1,171.70    $   59.67   $    1.73  $   166.84   $   7.84   $  2,423.96
8. Legislative Adjustment             1.010       1.034        0.908        0.918       1.039       1.007      1.007
9. Trend Adjustments
   a.Cost per Unit                    0.954       1.161        1.032        0.977       1.042       1.032      1.000
   b.Units per Eligible               0.950       1.050        0.950        1.050       1.000       0.998      1.000
Projected Cost per Eligible      $   258.04  $   925.56   $ 1,043.05    $   56.19   $    1.87  $   173.04   $   7.89   $  2,465.64
Preliminary Monthly Rate                                                                                               $    205.47
10. Stop Loss Reinsurance                                 $        0                                 0.0%                     0.00
11. CHDP                                                                                                                      0.00
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                   12.33
14. FQHC County Cost Differential                                                                                             0.07
Capitation Rate                                                                                                        $    217.87

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 356
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: San Bernardino
     Aid Code Grouping: Child

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC         Total
1. Base Units per Eligible            3.962       3.669        0.332        1.521       0.000       2.012      0.120
2. Eligibility Adjustment             1.019       1.003        1.034        1.026       1.000       1.021      1.000
3. Age/sex Adjustment                 1.168       1.009        1.237        1.095       1.000       1.072      1.000
Adjusted Units                        4.716       3.713        0.425        1.709       0.000       2.202      0.120
4. Average Cost Per Unit         $    65.30  $    11.46     1,022.12    $   17.74   $    0.00  $    24.55   $  60.59   $  1,201.76
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $    68.43  $    11.46   $ 1,022.12    $   17.74   $    0.00  $    24.55   $  60.59   $  1,204.89
6. Contract Adjustments
   a.Mental Health                    0.976       0.989        1.000        0.974       0.993       0.911      0.982
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.140       1.000      1.000
   c.Procedure Adjs.                  0.999       1.000        1.000        1.000       1.000       0.917      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $   313.08  $    41.87   $   432.23    $   29.38   $    0.00  $    44.93   $   7.10   $    868.59
8. Legislative Adjustment             1.026       1.052        0.993        1.004       1.038       1.023      1.023
9. Trend Adjustments
   a.Cost per Unit                    0.967       1.085        1.024        0.933       1.178       1.091      1.000
   b.Units per Eligible               0.950       1.050        0.950        1.045       1.000       1.100      1.000
Projected Cost per Eligible      $   295.09  $    50.18   $   417.53    $   28.76   $    0.00  $    55.16   $   7.26   $    853.98
Preliminary Monthly Rate                                                                                               $     71.17
10. Stop Loss Reinsurance                                 $        0                                  0.0%                   00.00
11. CHDP                                                                                                                      3.46
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                    4.48
14. FQHC County Cost Differential                                                                                             0.31
Capitation Rate                                                                                                        $     79.42

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 356
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: San Bernardino
     Aid Code Grouping: Adult

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC         Total
1. Base Units per Eligible           21.492       5.536        3.082        4.726       0.000      12.855      0.120
2. Eligibility Adjustment             1.000       1.000        1.000        1.000       1.000       1.000      1.000
3. Age/sex Adjustment                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Units                       21.492       5.536        3.082        4.726       0.000      12.855      0.120
4. Average Cost Per Unit         $   100.08  $    16.10     1,055.89    $   15.92   $    0.00  $    37.45   $  54.29   $  1,279.73
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $   104.88  $    16.10   $ 1,055.89    $   15.92   $    0.00  $    37.45   $  54.29   $  1,284.53
6. Contract Adjustments
   a.Mental Health                    0.999       0.999        1.000        0.991       1.000       0.997      0.996
   b.Long Term Care                   1.000       1.000        1.000        1.000       1.000       1.000      1.000
   c.Procedure Adjs.                  1.000       1.000        1.000        1.000       1.000       0.867      1.000
   d.                                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $ 2,240.57  $    88.60   $ 3,237.98    $   74.19   $    0.00  $   414.06   $   6.46   $  6,061.86
8. Legislative Adjustment             1.022       1.052        0.993        1.004       1.038       1.023      1.023
9. Trend Adjustments
   a.Cost per Unit                    0.961       1.162        1.023        0.886       1.015       1.096      1.000
   b.Units per Eligible               0.950       0.998        1.000        1.155       1.000       0.950      1.000
Projected Cost per Eligible      $ 2,090.53  $   108.09   $ 3,289.27    $   76.22   $    0.00  $   441.03   $   6.61   $  6,011.75
Preliminary Monthly Rate                                                                                               $    500.98
10. Stop Loss Reinsurance                                 $        0                                  0.0%                    0.00
11. CHDP                                                                                                                      0.00
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                   30.06
14. FQHC County Cost Differential                                                                                             0.38
Capitation Rate                                                                                                        $    531.42

             Plan Name: Molina Medical Center                Date: 12-Aug-98
           Plan Number: 356
             Plan Type: Commercial Plan                   Base Period: FY 95/96
                County: San Bernardino
     Aid Code Grouping: AIDS

The Rate Period is October 1, 1997 to September 30, 1998
Capitation Payments at the Beginning of the Month
Stop Loss Reinsurance has not been elected
CCS indicated claims are not covered
Eye appliances are provided by PIA
The plan is not responsible for Mental Health services
The plan is responsible for Long Term Care Services in the month of admission and the next month only
The plan provides CHDP Services

                                                            Hospital     Hospital   Long Term
                                  Physician    Pharmacy    Inpatient   Outpatient        Care       Other       FQHC         Total
1. Base Units per Eligible           22.886      65.596        3.118        7.972       0.000      39.287      0.120
2. Eligibility Adjustment             1.000       1.000        1.000        1.000       1.000       1.000      1.000
3. Age/sex Adjustment                 1.000       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Units                       22.886      65.596        3.118        7.972       0.000      39.287      0.120
4. Average Cost Per Unit         $    31.10  $    92.80     1,064.73    $   19.90   $    0.00  $    50.87   $  72.26   $  1,331.66
5. Area Adjustment                    1.048       1.000        1.000        1.000       1.000       1.000      1.000
Adjusted Cost                    $    32.59  $    92.80   $ 1,064.73    $   19.90   $    0.00  $    50.87   $  72.26   $  1,333.15
6. Contract Adjustments
   a.Mental Health                    0.934       0.990        1.000        0.993       1.000       0.988      0.959
   b.Long Term Care                   1.000       1.000        1.000        1.000       0.456       1.000      1.000
   c.Procedure Adjs.                  1.000       0.819        1.000        1.000       1.000       0.592      1.000
   d.Viral Testing                    1.000       1.082        1.000        1.000       1.000       1.000      1.000
7. Interest Adjustment                0.995       0.995        0.995        0.995       0.995       0.995      0.995
Contract Cost per Eligible       $   693.15  $ 5,313.67   $ 3,303.23    $  156.74   $    0.00  $ 1,163.09   $   8.27   $ 10,638.15
8. Legislative Adjustment             1.004       1.073        0.993        1.004       1.038       1.001      1.001
9. Trend Adjustments
   a.Cost per Unit                    0.954       1.161        1.032        0.977       1.042       1.032      1.000
   b.Units per Eligible               0.903       1.045        0.950        0.950       1.000       1.045      1.000
Projected Cost per Eligible      $   599.51  $ 6,917.40   $ 3,215.82    $  146.06   $    0.00  $ 1,255.58   $   8.28   $ 12,142.65
Preliminary Monthly Rate                                                                                              $  1,011.89
10. Stop Loss Reinsurance                                 $        0                                  0.0%                    0.00
11. CHDP                                                                                                                      0.00
12.                                                                                                                           0.00
13. Fee-for-Service Adjustment                                                                        6.0%                   60.71
14. FQHC County Cost Differential                                                                                             0.18
Capitation Rate                                                                                                        $  1,072.78

STATE OF CALIFORNIA                                  CONTRACT NUMBER     AM. NO.
                                                     95-23637            04
STANDARD AGREEMENT -- APPROVED BY THE                TAXPAYER'S FEDERAL ID NO.
STD. 2(REV 5-91)      ATTORNEY GENERAL               33-0342719


THIS AGREEMENT, made and entered into this 15th day of August, 1999 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE     AGENCY
Chief, Program Support Branch         Department of Health Services,
                                      hereafter called the State, and
CONTRACTOR'S NAME
MOLINA, hereafter called the Contractor.

WTTNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, Does hereby agree to furnish to the State services and materials as follows:
(Set forth services to be rendered by Contractor, amount to be paid Contractor, Time for performance or completion, and attach plans and specifications, if any.)

                              ARTICLE I - PREAMBLE

Amendment A04 to Contract No.95-23637 BETWEEN MOLINA MEDICAL CENTERS, INC., AND THE STATE OF CALIFORNIA;

WHEREAS, the State of California and Molina Medical Centers, Inc., entered into a contract to provide health care services to Medi-Cal beneficiaries dated April 2, 1996; and

NOW THEREFORE, this Contract is amended as follows:


CONTINUED ON 1 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

  The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

====================================================================================================================================
       STATE OF CALIFORNIA                                                      CONTRACTOR
------------------------------------------------------------------------------------------------------------------------------------
AGENCY                                      CONTRACTOR (if other than an individual, state whether a corporation, partnership, etc.)
Department of Health Services               Molina
------------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)                   BY (AUTHORIZED SIGNATURE)
/s/ Jayna Querin                   for      /s/
------------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING              PRINTED NAME OF AND TITLE OF PERSON SIGNING
Edward E. Stahlberg JAYNA QUERIN CHIEF      George Goldstein, President
                   CONTRACT MANAGEMENT UNIT
------------------------------------------------------------------------------------------------------------------------------------
TITLE                                       ADDRESS
Chief, Program Support Branch               One Golden Shore, Long Beach, CA 90802
------------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS                   PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE             Department of General
DOCUMENT                                    Loc.Asst.Section 14157, W&I Code         Health Care Deposit      Services Use Only
$ 0                                         ----------------------------------------------------------------------------------------
------------------------------              (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR

THIS CONTRACT                               ----------------------------------------------------------------------------------------
$ 420,053,310                               ITEM                CHAPTER        STATUTE       FISCAL YEAR
------------------------------              4260-601-912          50           1999          99/00         Exempt From PCC per
TOTAL AMOUNT ENCUMBERED TO                  ---------------------------------------------------------------W&I Code Section
DATE                                        OBJECT OF EXPENDITURE (CODE AND TITLE)
$ 420,053,310                               9912-705-95915                                                 14087.4
-----------------------------------------------------------------------------------------------------------
I hereby certify upon my own personal          T.B.A. NO.          I.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
-----------------------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/ Sharon Flaherty                                       08/30/99
===========================================================================================================

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91)(REVERSE)

1. The contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination, the State may proceed with the work in any manner deemed proper by the State. The cost to the state shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.   Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

MOLINA                                                              95-23637-A04

1. ARTICLE III - GENERAL TERMS AND CONDITIONS, Section 3.15 Term, paragraph two, is amended to read:

     3.15    TERM

     The term of the Contract consists of the following three periods: 1) The Implementation Period shall extend from March 1,1996 to June 1,1996; 2) The Operations Period shall extend from June 1,1996 to March 1,2002, subject to the termination provisions of Sections 3.18, Termination and 3.19, Sanctions, and subject to the limitation provisions of Article V, Payment Provisions, Section 5.2, Amounts Payable; and 3) The Turnover/Phaseout Period shall extend for six (6) months from the end of the Operations Period, subject to the provisions of Section 3.16, Contract Extension, in which case the Turnover/Phaseout shall apply to the six (6) month period beginning the first day after the end of the Operations Period, as extended.

2. The Contractor name, Molina Medical Centers, Inc., has been changed to Molina. Therefore, all references in this Contract to Molina Medical Centers, Inc shall be retitled as Molina.

3.   The effective date of this Amendment shall be August 15,1999.

4. All rights, obligations, duties and Liabilities of the parties hereto otherwise remain unchanged.

                                                    CONTRACT NUMBER     AM. NO.
                                                    95-23637            05
STANDARD AGREEMENT -- APPROVED BY THE               TAXPAYER'S FEDERAL ID NUMBER
STD. 2(REV.5-91)      ATTORNEY GENERAL              33-0342719


THIS AGREEMENT, made and entered into this 1 day of September, 2000 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE Of OFFICER ACTING FOR STATE     AGENCY
Chief, Program Support Branch         Department of Health Services,
                                      hereafter called the State, and
CONTRACTOR'S NAME
Molina, hereafter called the Contractor.

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed does hereby agree to furnish to the State services and materials as follows: (Set forth services to be rendered by Contractor, amount to be paid Contractor, time for performance or completion, and attach plans and specifications, if any.)


AMENDMENT A-05 TO CONTRACT NUMBER 95-23637 BETWEEN MOLINA AND THE STATE OF CALIFORNIA; AND

WHEREAS, the State of California and Molina entered into a Contract to provide health care services to Medi-Cal beneficiaries dated April 1, 1996, and;

NOW THEREFORE, this Contract is amended as follows:


CONTINUED ON 7 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

  The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

================================================================================================================================
               STATE OF CALIFORNIA                                              CONTRACTOR
--------------------------------------------------------------------------------------------------------------------------------
AGENCY                                       CONTRACTOR (if other than an individual, state whether a corporation, partnership,
Department of Health Services                etc.)
                                             Molina
-------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)                    BY (AUTHORIZED SIGNATURE)
/s/ Nadine Fujita Roh       for              /s/
-------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING               PRINTED NAME OF AND TITLE OF PERSON SIGNING
Edward Stahlberg  Nadine Fujita Roh, Chief   George Goldstein, President
                    CMU PRoduction
-------------------------------------------------------------------------------------------------------------------------------
TITLE                                        ADDRESS
Chief, Program Support Branch                One Golden Shore, Long Beach, CA 90802

-------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS               PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE
DOCUMENT                                Loc.Asst.Section 14157 W&I               Health Care Deposit
$ -0-                                   ------------------------------------------------------------
------------------------------          (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR
THIS CONTRACT                           ------------------------------------------------------------
$ 527,053,310                           ITEM                CHAPTER        STATUTE       FISCAL YEAR
------------------------------          4260-601-912        51             2000          00/01              Exempt From PCC per
TOTAL AMOUNT ENCUMBERED TO              ------------------------------------------------------------        W&I Code Section
DATE                                    OBJECT OF EXPENDITURE (CODE AND TITLE)                              14087.4
$ 527,053,310                           9912-705-95915
----------------------------------------------------------------------------------------------------
I hereby certify upon my own personal   T.B.A. NO.          B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
----------------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/                                                        11-14-00
====================================================================================================

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91)(REVERSE)

1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination, the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.   Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

Molina.                                                             95-23637-A05

                                TABLE OF CONTENTS

ARTICLE II         DEFINITIONS                                      Pg 2

ARTICLE III        GENERAL TERMS AND CONDITIONS                     Pg 11

3.12               Inspection Rights                                Pg 2
3.18.3             Mandatory Termination                            Pg 3
3.28.2             Subcontract Requirements                         Pg 3

ARTICLE VI         SCOPE OF WORK
6.3.3              Monthly Financial Statement                      Pg 5
6.3.4              Compliance with Audit Requirements               Pg 5
6.9.5              Membership Services Guide                        Pg 5

Molina.                                                            95-23637 A-05

1.   ARTICLE II, DEFINITIONS, SECTION Q, DMHC IS AMENDED TO READ:

     Q. DMHC means the State Department of Managed Health Care, which is responsible for administering the Knox-Keene Act of 1975.

2.   ARTICLE II, DEFINITIONS, SECTION PP, DMHC IS AMENDED TO READ:

     PP. Knox-Keene Health Care Service Plan Act of 1975 means the law, which regulates HMOs and is administrated by the Department of Managed Health Care (DMHC), commencing with Section 1340, Health and Safety Code.

3. ARTICLE III, GENERAL TERMS AND CONDITIONS, SECTION 3.11 INSPECTION RIGHTS, IS AMENDED TO READ:

     3.11      INSPECTION RIGHTS

               Through the end of the records retention period specified in
               Section 3.32.2, Records Retention, Contractor shall allow DHS, DHHS, the Comptroller General of the United States, Department of Justice (DOJ), Bureau of Medi-Cal Fraud, Department of Managed Health Care (DMHC), and other authorized State agencies, or their duly authorized representative, including DHS' external quality review organization contractor, to inspect, monitor or otherwise evaluate the quality, appropriateness, and timeliness of services performed under this Contract, and to inspect, evaluate, and audit any and all books, records, and Facilities maintained by Contractor and subcontractors pertaining to these services at any time during normal business hours.

               Books and records include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract, including working papers, reports, financial records, and books of account, Medical Records, prescription files, laboratory results, Subcontracts, information systems and procedures, and any other documentation pertaining to medical and non-medical services rendered to Members. Upon request, through the end of the records retention period specified in Section 3.32.2, Records Retention, Contractor shall furnish any record, or copy of it, to DHS or any other entity in this section, at Contractor's sole expense.

Molina.                                                             95-23637-A05

4. ARTICLE III, GENERAL TERMS AND CONDITIONS, SECTION 3.18.3, MANDATORY TERMINATION, IS AMENDED TO READ:

     3.18.3    MANDATORY TERMINATION

               DHS will terminate this Contract in the event that: (1) the Secretary, DHHS, determines that the Contractor does not meet the requirements for participation in the Medicaid program, Title XIX of the Social Security Act, or (2) the Department of Managed Health Care finds that the Contractor no longer qualifies for licensure under the Knox-Keene Health Care Service Plan Act by giving written notice to the Contractor. Notification will be given by DHS at least sixty (60) days prior to the effective date of termination, except in cases where the Director determines the health and welfare of Members is jeopardized by continuation of the Contract, in which case the Contract will be immediately terminated. Notification will state the effective date of, and the reason for, the termination.

               Under these circumstances, termination of the Contract will be effective on the last day of the month in which the Secretary, DHHS, or the DMHC makes such determination, provided that DHS provides the Contractor with at least 60 days notice of termination. The termination of this Contract will be effective on the last day of the second full month from the date of the notice of termination. Contractor agrees that 60 days notice is reasonable. Termination under this section does not relieve the Contractor of its obligations under the Turnover and Phaseout Requirements, Section 3.17 through 3.17.4, except that these requirements may be performed after Contract termination.

5. ARTICLE III, GENERAL TERMS AND CONDITIONS, SECTION 3.27.2, SUBCONTRACT REQUIREMENTS, IS AMENDED TO READ:

     3.27.2    SUBCONTRACT REQUIREMENTS

               Each Subcontract will contain:

               A. The subcontractor's agreement to make all of its books and records, pertaining to the goods and services furnished under the terms of the Subcontract, available for inspection, examination or copying:

                    1.   By DHS, DHHS, DOJ, DMHC

                    2. At all reasonable times at the subcontractor's place of business or at such other mutually agreeable location in California.

Molina.                                                            95-23637 A-05

                    3. In a form maintained in accordance with the general standards applicable to such book or record keeping

                    4. For a term of at least five years from the close of DHS fiscal year in which the Subcontract was in effect.

                    5. Including all Encounter data for a period of at least five years.

               B. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor from the Contractor.

               C. Subcontractor's agreement to maintain and make available to DHS, upon request, copies of all sub-subcontracts and to ensure that all sub-subcontracts are in writing and require that the sub-contractor:

                    1. Make all applicable books and records available at all reasonable times for inspection, examination, or copying by DHS, DHHS, DOJ and DMHC.

                    2. Retain such books and records for a term of at least five years from the close of DHS' fiscal year in which the sub-contract is in effect.

               D. Subcontractor's agreement to assist Contractor in the transfer of care pursuant to Section 3.17.2, Turnover Requirements, in the event of Contract termination.

               E. Subcontractor's agreement to notify DHS in the event the agreement with the Contractor is amended or terminated. Notice is considered given when properly addressed and deposited in the United States Postal Service as first class registered mail, postage attached.

               F. Subcontractor's agreement that assignment or delegation of the Subcontract will be void unless prior written approval is obtained from DHS.

               G. Subcontractor's agreement to hold harmless both the State and plan Members in the event the Contractor cannot or will not pay for services performed by the subcontractor pursuant to the Subcontract.

               H. Subcontractor's agreement to provide Contractor with Encounter level data in the manner consistent with DHS requirements.

Molina.                                                           95-23637 A-05

               I. Subcontracts with safety-net providers will include Contractor and subcontractor's agreement to notify DHS upon termination of the subcontract.

               J. Subcontractor's agreement to timely gather, preserve and provide to DHS, any records in the Subcontractor's possession, in accordance with Section 3.45, Records Related to Recovery for Tobacco Related Illnesses.

6. ARTICLE VI, SCOPE OF WORK, SECTION 6.3.3, MONTHLY FINANCIAL STATEMENT, IS AMENDED TO READ:

     6.3.3     MONTHLY FINANCIAL STATEMENT

               The Contractor may be required to file monthly Financial Statements at DHS' request. If the Contractor is required to file monthly Financial Statements with DMHC, they will file monthly Financial Statements with DHS.

7. ARTICLE VI, SCOPE OF WORK, SECTION 6.3.4, COMPLIANCE WITH AUDIT REQUIREMENTS, IS AMENDED TO READ:

     6.3.4     COMPLIANCE WITH AUDIT REQUIREMENTS

               The Contractor will cooperate with DHS' own independent audits annually or as necessary for good cause, at the discretion of DHS. Such audits may be waived upon submission of the financial audit for the same period conducted by DMHC pursuant to Section 1382 of the Health and Safety Code.

8. ARTICLE VI, SCOPE OF WORK, SECTION 6.9.5, MEMBERSHIP SERVICES GUIDE, IS AMENDED TO READ:

     6.9.5     MEMBERSHIP SERVICES GUIDE

               Contractor shall develop and distribute a Membership Services Guide that includes the following information:

               A.   The name address and telephone number of the health plan.

               B. A description of the full scope of Medi-Cal covered benefits and all available services including health education, interpretive services, and "carve out" services and an explanation of any service limitations and exclusions from coverage or charges for services.

Molina.                                                           95-23637 A-05

               C. Procedures for obtaining Covered Services including the address and telephone number of each Service Site (locations of hospital, Primary Care Physicians, optometrists, psychologists, pharmacies, Skilled Nursing Facilities, Urgent Care Facilities). In the case of a medical foundation or independent practice association, the address and telephone number of each Physician provider.

                    1. The hours and days when each of these facilities is open, the services and benefits available, and the telephone number to call after normal business hours.

               D. Procedures for selecting or requesting a change in Primary Care Physician, including requirements for a change in PCP, reasons for which a request may be denied, and reasons why a provider may request a change.

               E. The purpose and value of scheduling an initial health assessment appointment.

               F. The appropriate use of health care services in a managed care system.

               G. The availability and procedures for obtaining after hours services (24 hour basis) and care, including the appropriate provider locations and telephone numbers.

               H. Procedure for obtaining emergency health care both within and outside Contractor's Service Area.

               I.   Process for referral to specialists.

               J. Procedures for obtaining any non-medical transportation services offered by Contractor and through the local CHDP programs, and how to obtain such services.

               K. The causes for which a Member shall lose entitlement re receive services under this Contract.

               L. Procedures for filing a complaint/Grievance, including procedures for appealing decisions regarding Members' coverage, benefits, or relationship to the organization. Include the title, address, and telephone number of the person responsible for processing and resolving complaints/Grievances.

Molina.                                                            95-23637 A-05

               M. Procedures for Disenrollment, including an explanation of the Member's right to disenroll without cause at any time, subject to any restricted disenrollment period.

               N. Information on the Member's right to the Medi-Cal fair hearing process regardless of whether or not a complaint/Grievance has been submitted or if the complaint/Grievance has been resolved, pursuant to Title 22, CCR, Section 53452, when a health care service requested by the Member or provider has been denied, deferred or modified. The State Department of Social Services' Public Inquiry and Response Unit toll free telephone number (800) 952-5253.

               O. Information on the availability of, and procedures for obtaining, services at FQHCs and Indian Health Clinics.

               P. Information on the Member's right to seek family planning services from any qualified provider of family planning services, under the Medi-Cal program, including providers outside Contractor's provider network, and a description of those services, such as the following statement:

                    "Family planning services are provided to Members of child bearing age to enable them to determine the number and spacing of children. These services include all methods of birth control approved by the Federal Food and Drug Administration. As a Member, you pick a doctor who is located near you and will give you the services you need. Our Primary Care Physicians and OB/GYN specialists are available for family planning services. For family planning services, you may also pick a doctor or clinic not connected with Molina without having to get permission from Molina. Molina shall pay that doctor or clinic for the family planning services you get."

               Q. The DHS' Office of Family Planning's toll free telephone number (1-800-942-1054) providing consultation and referral to family planning clinics.

               R. Any other information determined by the DHS to be essential for the proper receipt of Covered Services.

               S. Information on the availability of, and procedures for obtaining, Certified Nurse Midwife and Certified Nurse Practitioner services, pursuant to Section 6.7.4.14, Nurse Midwife and Nurse Practitioner Services.

Molina.                                                            95-23637 A-05

               T. Information on the availability of transitional Medi-Cal eligibility and how the Member may apply for this program. Contractor shall include this information with all membership Services Guides sent to Members after the date such information is furnished to Contractor by DHS.

               U. Information on how to access State resources for investigation and resolution of Member complaints, including the DHS Medi-Cal Managed Care Ombudsman and toll-free telephone number (1-888-452-8609) and the DMHC HMO Consumer Service toll-free telephone Number (1-800-400-0815).

               V. Information concerning the provision and availability of services covered under the CCS program from providers outside Contractor's provider network and how to access these services.

               W. An explanation of the expedited disenrollment process for children receiving services under the Foster Care or Adoption Assistance Programs; Members with special health care needs, including, but not limited to major organ transplants; and Members already enrolled in another Medi-Cal, Medicare or commercial managed care plan.

               X. Information how to obtain Minor Consent Services through Contractor's plan, and an explanation of those services.

               Y. A brief explanation on how to use the fee-for-service system when Medi-Cal covered services are excluded or limited under this Contract and how to obtain additional information.

               Z. An explanation of an American Indian Member's right to access Indian Health Service Facilities and to disenroll from Contractor's plan at any time, without cause.

               AA. Subsections S through Z above, except subsections T, shall be included in Contractor's Membership Services Guide by April 1, 1999, or upon the next reprinting of Contractor's Membership Services Guide, whichever is sooner.

9.   The effective date of this Amendment is September 1, 2000.

10. All rights duties, liabilities, and obligations of the parties hereto otherwise remain unchanged.

STATE OF CALIFORNIA                                 CONTRACT NUMBER     AM. NO.
                                                    95-23637            6
STANDARD AGREEMENT -- APPROVED BY THE               TAXPAYER'S FEDERAL ID NUMBER
STD. 2(REV.5-91)      ATTORNEY GENERAL              33-0342719

THIS AGREEMENT, made and entered into this 1st day of July, 2001 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE     AGENCY
Chief, Program Support Branch         Department of Health Services,
                                      hereafter called the State, and
CONTRACTOR'S NAME
Molina Healthcare of California dba: Molina, hereafter called the Contractor:

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed does hereby agree to furnish to the State services and materials as follows: (Set forth services to be rendered by Contractor, amount to be paid contractor. time for performance or completion, and attach plans and specifications, if any.)

AMENDMENT A-6 TO CONTRACT NO.95-23637 BETWEEN MOLINA HEALTHCARE OF CALIFORNIA, dba: MOLINA AND THE STATE OF CALIFORNIA; AND

WHEREAS, the State of California and Molina Healthcare of California, dba:
Molina entered into a Contract to provide health care services to Medi-Cal beneficiaries dated April 2, 1996, and;

NOW THEREFORE, this Contract is amended as follows:


CONTINUED ON 5 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

  The provisions on the reverse side hereof constitute a part of this agreement. IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.

===============================================================================================================================
STATE OF CALIFORNIA                                                        CONTRACTOR
-------------------------------------------------------------------------------------------------------------------------------
AGENCY                                        CONTRACTOR (If other than an individual, state whether a corporation, partnership, etc.)
Department of Health Services                 Molina Healthcare of California, dba: Molina
-------------------------------------------------------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)                     BY (AUTHORIZED SIGNATURE)
/s/                                 for       /s/
-------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING                PRINTED NAME OF AND TITLE OF PERSON SIGNING
Edward Stahlberg     Nadine Fujita Roh, Chief J. Mario Molina, CEO
                     CMU Production
-------------------------------------------------------------------------------------------------------------------------------
TITLE                                         ADDRESS
Chief, Program Support Branch                 One Golden Shore Drive, Long Beach, CA 90802
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS                     PROGRAM/CATEGORY (CODE AND TITLE)        FUND TITLE
DOCUMENT                                      Loc.Asst.Section 14157 W&I               Health Care Deposit
$ -0-                                         ------------------------------------------------------------
------------------------------                (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR
THIS CONTRACT                                 ------------------------------------------------------------
$ 527,053,310                                 ITEM                CHAPTER        STATUTE       FISCAL YEAR
------------------------------                4260-601-912        52             2000          00/01        Exempt From PCC per
TOTAL AMOUNT ENCUMBERED TO                    ------------------------------------------------------------  W&I Code Section
DATE                                          OBJECT OF EXPENDITURE (CODE AND TITLE)
$ 527,053,310                                 9912-705-95915                                                14087.4
----------------------------------------------------------------------------------------------------------
I hereby certify upon my own personal         T.B.A. NO.          B.R. NO.
knowledge that budgeted funds are
available for the period and purpose
of the expenditure stated above.
----------------------------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                             DATE
/s/                                                       5/24/01
==========================================================================================================

[ ] CONTRACTOR  [ ] STATE AGENCY  [ ] DEPT. OF GEN. SER.  [ ] CONTROLLER   [ ]

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE)

1. The contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the state shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.   Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

MOLINA HEALTHCARE OF CALIFORNIA                                    95-23637 A-06
DBA: MOLINA

1.   ARTICLE II - DEFINITIONS, SECTION Y, ELIGIBLE BENEFICIARY IS AMENDED TO
     READ:

          "Y. Eligible Beneficiary means any Medi-Cal beneficiary who is residing in Contractor's Service Area with one of the following aid codes: Family: 01,OA, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40,
               42, 47, 54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U,
               4F, 4G, 5X, 7X, 8P; Aged: 1H, 10, 14, 16, 18; Disabled: 20, 24,
               26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6H, 6N, 6P, 6R; Child: 03,
               04, 4A, 4C, 4K, 5K, 45, 7A, 7J, 8R, 82; Adult: 86; with the following exclusions:

               1. Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for bone marrow, heart, heart-lung, liver, lung, combined liver, and kidney, or combined liver and small bowel transplants.

               2. Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver Program, the Skilled Nursing Facility Waiver Program, the Model Waiver Program, the Acquired Immune Deficiency
                    (AIDS) and AIDS Related Conditions Waiver Program, and the Multipurpose Senior Services Waiver Program.

               3. Individuals determined by the Medi-Cal Field Office to be in need of long term care and residing in a Skilled Nursing Facility (SNF) for 30 days past the month of admission.

               4. Individuals who have commercial or Medicare HMO coverage, unless the Medicare HMO is a provider under this Contract and DHS has agreed, as a term of the HMO's Contract, that these individuals may be enrolled, and DHS and the Medicare HMO have negotiated an appropriate rate for these individuals. Individuals with Medicare fee-for-service coverage are not excluded from enrolling under this Contract."

2. ARTICLE III ~ GENERAL TERMS AND CONDITIONS, SECTION 3.49, PROHIBITED USE OF STATE FUNDS FOR UNION ORGANIZING IS BEING ADDED TO YOUR CONTRACT TO READ:

     "3.49 Prohibited Use of State Funds for Union Organizing

           Contractor by signing this agreement hereby acknowledges the applicability of Government Code Section 16645 through Section 16649 to this agreement.

MOLINA HEALTHCARE OF CALIFORNIA                                    95-23637 A-06
DBA: MOLINA

               1. Contractor will not assist, promote, or deter union organizing by employees performing work on a state service contract, including a public works contract.

               2. No state funds received under this agreement will be used to assist, promote, or deter union organizing.

               3. Contractor will not, for any business conducted under this agreement, use any state property to hold meetings with employees or supervisors, if the purpose of such meetings is to assist, promote or deter union organizing, unless the state property is equally available to the general public for holding meetings.

               4. If Contractor incurs costs, or makes expenditures to assist, promote or deter union organizing, Contractor will maintain records sufficient to show that no reimbursement from state funds has been sought for these costs, and that Contractor shall provide those records to the Attorney General upon request."

3. ARTICLE III -- GENERAL TERMS AND CONDITIONS, SECTION 3.50, DEBARMENT AND SUSPENSION CERTIFICATION, IS BEING ADDED TO YOUR CONTRACT TO READ:

     "3.50 Debarment and Suspension Certifications

          By signing this agreement, the Contractor/Grantee agrees to comply with the applicable federal suspension and debarment regulations, and certifies the following:

          A. The Contractor/Grantee certifies to the best of its knowledge and belief, that it and its principals:

               1. Are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in a federally sponsored project by any federal department or agency;

               2. Have not within a three-year period preceding this agreement been convicted of or had a civil judgement rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State or local) transaction or contract under public transaction; violation of Federal or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property;

MOLINA HEALTHCARE OF CALIFORNIA                                    95-23637 A-06
DBA: MOLINA

               3. Are not presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State or Local) with commission of any of the offenses enumerated in the foregoing paragraph of this certification; and

               4. Have not within a three-year period preceding this agreement had one or more public transactions (Federal, State or local) terminated for cause or default.

               5. Contractor/Grantee shall not knowingly enter into any lower tier covered transaction with a person or firm that is proposed for debarment under federal regulations, debarred, suspended, declared ineligible, or voluntarily excluded from participation in such transactions, unless authorized by the State. The Contractor/Grantee may rely on the certification of a prospective participant in a lower tier covered transaction unless it knows that the certification is erroneous. The Contractor/Grantee may, but is not required to, check the Procurement and Nonprocurement List issued by U.S. General Service Administration at the following Internet site: http://epls.arnet.gov/.

               6. Contractor/Grantee will include a clause entitled, "Debarment and Suspension Certification" that essentially sets forth the provisions herein, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

          B. If the Contractor/Grantee is unable to certify to any of the statements in this certification, the Contractor/Grantee shall submit an explanation to the DHS program funding this agreement.

          C. The terms and definitions herein have the meanings set out in the Definitions and Coverage sections of the rules implementing Federal Executive Order 12549.

          D. If the Contractor/Grantee knowingly violates this certification, in addition to other remedies available to the Federal Government, DHS may terminate this agreement for cause or default."

MOLINA HEALTHCARE OF CALIFORNIA                                    95-23637 A-06
DBA: MOLINA

4. ARTICLE V - PAYMENT PROVISIONS, SECTION 5.3, CAPITATION RATES, IS AMENDED TO READ:

     "5.3 Capitation Rates

          DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services shall commence on the first day of operations, as determined by DHS. Capitation payments shall be made in accordance with the following schedule of capitation payment rates:

          FOR THE PERIOD OF 10/01/00 - 9/30/01                                 RIVERSIDE
          ------------------------------------------------------------------------------
           GROUPS              AID CODES                                          RATES
          ------------------------------------------------------------------------------
           Family              01, 0A, 02, 08, 30, 32, 33, 34, 35,               $ 86.14
                               38, 39, 40, 42, 47, 54, 59, 72, 3A, 3C, 3E, 3G,
                               3H, 3L, 3M, 3N, 3P, 3R, 3U, 4F, 4G, 5X, 7X, 8P
          ------------------------------------------------------------------------------
           Disabled            20, 24, 26, 28, 36, 60, 64, 66, 68,               $223.64
                               6A, 6C, 6H, 6N, 6P, 6R
          ------------------------------------------------------------------------------
           Aged                1H, 10, 14, 16, 18                                $160.60
          ------------------------------------------------------------------------------
           Child               03, 04, 4A, 4C, 4K, 5K, 45, 7A,                   $ 89.04
                               7J, 8R, 82
          ------------------------------------------------------------------------------
           Adult               86                                                $843.25
          ------------------------------------------------------------------------------
           Aids Beneficiary                                                      $847.95
          ------------------------------------------------------------------------------

          FOR THE PERIOD OF 10/01/00 - 9/30/01                            SAN BERNARDINO
          ------------------------------------------------------------------------------
           GROUPS              AID CODES                                          RATES
          ------------------------------------------------------------------------------
           Family              01, 0A, 02, 08, 30, 32, 33, 34, 35,               $ 82.56
                               38, 39, 40, 42, 47, 54, 59, 72, 3A,
                               3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P,
                               3R, 3U, 4F, 4G, 5X, 7X, 8P
          ------------------------------------------------------------------------------
           Disabled            20, 24, 26, 28, 36, 60, 64, 66, 68,               $223.41
                               6A, 6C, 6H, 6N, 6P, 6R
          ------------------------------------------------------------------------------
           Aged                1H, 10, 14, 16, 18                                $151.60
          ------------------------------------------------------------------------------
           Child               03, 04, 4A, 4C, 4K, 5K, 45, 7A,                   $ 93.48
                               7J, 8R, 82
          ------------------------------------------------------------------------------
          Adult                86                                                $922.71
          ------------------------------------------------------------------------------
          Aids Beneficiary                                                       $891.15
          ------------------------------------------------------------------------------

MOLINA HEALTHCARE OF CALIFORNIA                                    95-23637 A-06
DBA: MOLINA

          If DHS creates a new aid code that is split or derived from an existing aid code covered under this Contract, and the aid code has a neutral revenue effect for the Contractor, then the split aid code will automatically be included in the same aid code category as is the original aid code covered under this Contract. Contractor agrees to continue providing covered services to the Members at the monthly capitation rate specified for the original aid code. DHS shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practicable after such aid code splits occur.

5.   The effective date of this Amendment is July 1, 2001.

6.   The effective date of 1H and 6H is May 1, 2001

7. All rights duties, liabilities, and obligations of the parties hereto otherwise remain unchanged.

                                                                     Enclosure I

The purpose of this enclosure to Molina Healthcare of California, dba Molina, amendment 6, Contract Number 95-23637 is to provide you the Contractor with an explanation for the amendment.

This amendment adds an Aid Code 7J to your existing contract, which is result of recent legislation that allows certain categories of Children under the age of 19, to have their eligibility continued for one more year. This aid code was added to the child category with no increase in rate.

This amendment adds Aid Code 1H to the Aged category and 6H to the Disabled category.

This amendment also adds two (2) new Sections to your existing Contract.

The first is Section 3.47, Prohibition of the use of State funds for Union Organizing. This section is mandated by Legislative Bill AB1839 and must be included in all contracts, which are initiated by the State. This section prohibits the use of state funds to assist, promote, or deter union organizing by employees performing work on a state contract or use state property to hold meetings if the purpose of the meeting is to assist, promote or deter union organizing.

The second is Section 3.48, Debarment and Suspension. This section requires language of a certification by contractor that contractor principals are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in a federally qualified project by any federal department or agency. Have not within the last three years been convicted or had civil judgement rendered against them. This section is required by federal law and must be included in any state contract receiving federal funding of $50,000 dollars or more.

STATE OF CALIFORNIA
                        APPROVED BY THE       ----------------------------------
STANDARD AGREEMENT  --  ATTORNEY GENERAL      CONTRACT NUMBER        AM. NO.
 STD. 2 (REV. 5-91)                           95-23637                  7
                                              ----------------------------------
                                              TAXPAYER'S FEDERAL ID. NUMBER
                                              33-0342719
                                              ----------------------------------

THIS AGREEMENT, made and entered into this 1st day of June, 2001 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting

TITLE OF OFFICER ACTING FOR STATE     AGENCY

Chief, Program Support Branch         Department of Health Services, hereafter
                                      called the State, and

CONTRACTOR'S NAME

Molina Healthcare of California dba Molina, hereafter called the Contractor.

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(Set forth services to be rendered by Contractor, amount to be paid Contractor, time for performance or completion, and attach plans and specifications, if any.)

Amendment A07 to Contract No. 95-23637 BETWEEN MOLINA HEALTHCARE OF CALIFORNIA dba MOLINA AND THE STATE OF CALIFORNIA;

WHEREAS, the State of California and Molina Healthcare of California dba Molina entered into this Contract to provide healthcare services to Medi-Cal beneficiaries, under the provisions of Welfare and Institution Code Section 14087.4, dated Ap 1, 1996, and subsquently amended;

NOW THEREFORE, this Contract is amended as follows:

CONTINUED ON 1 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
     The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================

====================================================================================================================================
            STATE OF CALIFORNIA                          CONTRACTOR
------------------------------------------------------------------------------------------------------------------------------------
AGENCY                                        CONTRACTOR (if other than an individual, state whether a corporation, partnership.
                                               etc.)
Department of Health Services                 Molina Healthcare of California dba Molina

------------------------------------------------------------------------------------------------------------------------------------
BY Nadine Fujita Roh      For                 BY
------------------------------------------------------------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING                PRINTED NAME OF AND TITLE OF PERSON SIGNING
Edward Stahlberg   Nadine Fujita Roh. Chief   George S. Goldstein, Ph.D
                       CMU Production
------------------------------------------------------------------------------------------------------------------------------------
TITLE                                         ADDRESS
Chief, Program Support Branch                 One Golden Shore Drive, Long Beach, CA 90802
------------------------------------------------------------------------------------------------------------------------------------

AMOUNT ENCUMBERED BY THIS       PROGRAM/CATEGORY (CODE AND TITLE)    FUND TITLE                Department of General
DOCUMENT                        Loc.Asst.Section 14157 W&I Code      Health CareDeposit          Services Use Only
                                -------------------------------------------------------
$ 27,000,000                    (OPTIONAL USE)
--------------------------------
PRIOR AMOUNT ENCUMBERED FOR
THIS CONTRACT
                                =======================================================
                                ITEM            CHAPTER    STATUTE    FISCAL YEAR          Exempt per W&I Code  14087.4
$ 607,053,310                   4260-601-912    106        2001      2001/2002
---------------------------------------------------------------------------------------
TOTAL AMOUNT ENCUMBERED FOR     OBJECT OF EXPENDITURE (CODE AND TITLE)
DATE
$ 634,053,310                   9912-705-95915
---------------------------------------------------------------------------------------
I hereby certify upon my own personal knowledge         T.B.A. NO.      B.R.NO.
that budgeted funds are available for the period
and purpose of the expenditure stated above.
---------------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                              DATE
                                                             11/7/01
=======================================================================================
[ ] CONTRACTOR  [ ] STATE AGENCY  [ ]DEPT. OF GEN.SER.  [ ] CONTROLLER [ ]

STATE OF CALFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE)

1. The contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors materialmen, laborers and any other person, firm or corporation furnishing or supplying work services materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor, should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination, the State may proceed with the work in any manner deemed proper by the State. The cost to the state shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.   Time is the essence of this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

MOLINA HEALTHCARE OF CALIFORNIA                                    95-23637-A07
DBA MOLINA

1. ARTICLE III, GENERAL TERMS AND CONDITIONS, Section 3.14, Term, paragraph 1 is amended to read:

     3.14 TERM

          This Contract will become effective April 2, 1996 and will continue in full force and effect through March 31, 2003, subject to the provisions of Article V, Sections 5.2 and 5.10 because the State has currently appropriated and available for encumbrance only funds to cover costs through June 30, 2001.

          All other provisions of this Section remain unchanged.

2. ARTICLE V, PAYMENT PROVISIONS, Section 5.2, Amounts Payable, is amended to read:

     5.2  AMOUNTS PAYABLE

          The maximum amount payable for the 1995-96 Fiscal Year ending June 30, 1996 will not exceed $32,080,630; the maximum amount payable for the Fiscal Year 1996-97 Fiscal Year ending June 30, 1997 will not exceed $194,472,680; the maximum amount payable for the 1997-98 Fiscal Year ending June 30,1998 will not exceed $6,500,000; the maximum amount payable for the 1998-99 Fiscal Year ending June 30,1999 will not exceed $80,000,000; the maximum amount payable for the 1999-2000 Fiscal Year ending June 30, 2000 will not exceed $107,000,000; the maximum amount payable for the 2000-2001 Fiscal Year ending June 30, 2001 will not exceed $107,000,000. Any requirement for performance by DHS and Contractor for the period of the Contract subsequent to June 30, 2001, will be dependent upon the availability of future appropriations by the Legislature for the purpose of this Contract. If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable for the 2001-2002 Fiscal Year ending June 30, 2002 will not exceed $107,000,000; the maximum amount payable for the 2002-2003 Fiscal Year ending June 30, 2003 will not exceed $80,000,000. The maximum amount payable for this Contract will not exceed $714,053,310.

3.   The effective date of this Amendment is June 1, 2001.

4. All rights, duties, liabilities and obligations of the parties hereto otherwise remain unchanged.

                                                                     Enclosure 1

          The purpose of this enclosure to Molina's amendment 07 to Contract Number 96-23637 is to provide you the Contractor with an explanation for the amendment.

          This amendment extends the term of your contract to March 31, 2003.

          This amendment also changes the amounts payable under your contract to add additional dollars into the 2001-2002 Fiscal Year, and for the additional 2002- 2003 Fiscal Year, to allow payment for that fiscal year, as a result of the increase in the term of the contract.

 STATE Of CALIFORNIA
 STANDARD AGREEMENT AMENDMENT
 STD. 213 A (NEW 02/98)

                                    AGREEMENT NUMBER        AMENDMENT NUMBER
                                    95-23637                8

     This Agreement is entered into between the State Agency and Contractor named below:
    ---------------------------------------------------------------------------
     STATE AGENCY'S NAME
     California Department of Health Services
    ----------------------------------------------------------------------------
     CONTRACTOR'S NAME
     Molina Healthcare of California, dba: Molina
--------------------------------------------------------------------------------
2.   The term of this
     Agreement is            4-2-96       through     3-31-02
--------------------------------------------------------------------------------
3.   The maximum amount      $714,053,310
     of this Agreement is:   Seven hundred and fourteen million, fifth-three
                             thousand, three hundred ten
--------------------------------------------------------------------------------
4. The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:
--------------------------------------------------------------------------------
5. Article II - Definitions, Section Y, Eligible Beneficiary, is amended to add two new Aid Codes: 4M to category Family and 6V to category Disabled, to read as in page 2 of this amendment.
--------------------------------------------------------------------------------
6. Article V - Payment Provision, Section 5.3, Capitation Rates, is amended to add two new Aid Codes: 4M to category Family and 6V to category Disabled, to read as in page 3 of this amendment.

     All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
--------------------------------------------------------------------------------
                     CONTRACTOR                                 CALIFORNIA
---------------------------------------------------------  Department of General
CONTRACTOR'S NAME (If other than an individual, state            Services
whether a corporation, partnership, etc.)                        Use Only
Molina Healthcare of California, dba: Molina
---------------------------------------------------------
BY (Authorized Signature)       DATE SIGNED (Do not type)
/s/
---------------------------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING
George S. Goldstein
---------------------------------------------------------
ADDRESS
One Golden Shore Drive, Long Beach, CA 90802
---------------------------------------------------------
                 STATE OF CALIFORNIA
---------------------------------------------------------
AGENCY NAME
California Department of Health Services
---------------------------------------------------------
BY (Authorized Signature) for   DATE SIGNED (Do not type)
/s/ Nadine Fujita Roh      for   04/05/02
---------------------------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING
Edward Stahlberg, Chief, Program Support Branch
---------------------------------------------------------
ADDRESS
1800 3rd. Street, Rm. 455, P.O. Box 942732, Sacramento,    X Exempt per: 14087.4
CA 94234-7320
================================================================================

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE)

     1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and emp1oyees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services materials or supplies in connection with the performance of this contract, and from any and all claims losses accruing or resulting to any person, firm or corporation who may be injured or damaged by Contractor in the performance of this contract.

     2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

     3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

     4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

     5.   Time is of the essence in this agreement.

     6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

     7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

                                                MOLINA HEALTHCARE OF CALIFORNIA,
                                                  DBA: MOLINA
                                                 95-23637 A-08

1. Article II - Definitions, Section Y, Eligible Beneficiary, is amended to read:

     "Y. Eligible Beneficiary means any Medical beneficiary who is residing in Contractor's Service Area with one of the following aid codes: Family
          - aid codes 01, 0A, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 47,
          54, 59, 72, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4F, 4G, 4M,
          5X, 7X, 8P; Aged - aid codes 10, 14, 16, 18, 1H; Disabled - aid codes 20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6H, 6N, 6P, 6R, 6V; Child
          - aid codes 03, 04, 45, 82, 4A, 4C, 4K, 5K, 7A, 7J, 8R; Adult- aid code 86 with the following exclusions:

          1. Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for bone marrow, heart, heart-lung, liver, lung, combined liver, and kidney, or combined liver and small bowel transplants.

          2. Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver Program, the Skilled Nursing Facility Waiver Program, the Model Waiver Program, the Acquired Immune Deficiency (AIDS) and AIDS Related Conditions Waiver Program, and the Multipurpose Senior Services Waiver Program.

          3. Individuals determined by the Medi-Cal Field Office to be in need of long term care and residing in a Skilled Nursing Facility
               (SNF) for 30 days past the month of admission.

          4. Individuals who have commercial or Medicare HMO coverage, unless the Medicare HMO is a provider under this Contract and DHS has agreed, as a term of the HMO's Contract, that these individuals may be enrolled, and DHS and the Medicare HMO have negotiated an appropriate rate for these individuals. Individuals with Medicare fee-for-service coverage are not excluded from enrolling under this Contract."

                                                MOLINA HEALTHCARE OF CALIFORNIA,
                                                  DBA: MOLINA
                                                 95-23637 A-08

2. Article V - Payment Provision, Section 5.3, Capitation Rates, is amended to read:

     "5.3 Capitation Rates

          DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services shall commence on the first day of operations, as determined by DHS. Capitation payments shall be made in accordance with the following schedule of capitation payment rates:

          For the period 10/01/00 - 9/30/01                        Riverside
          ----------------------------------------------------------------------
          Groups           Aid Codes                           Rate
          ----------------------------------------------------------------------
          Family           01, 0A, 02, 08, 30, 32, 33,         $  86.14
                           34, 35, 38, 39, 40, 42, 47,
                           54, 59, 72, 3A, 3C, 3E, 3G,
                           3H, 3L, 3M, 3N, 3P, 3R, 3U,
                           4F, 4G, 4M, 5X, 7X, 8P
          ----------------------------------------------------------------------
          Disabled         20, 24, 26, 28, 36, 60, 64,         $ 223.64
                           66, 68, 6A, 6C, 6N, 6P, 6R,
                           6V, 6H
          ----------------------------------------------------------------------
          Aged             10,14,16,18, 1H                     $ 160.60
          ----------------------------------------------------------------------
          Child            03, 04, 4A, 4C, 4K, 5K, 45,         $  89.04
                           82, 7A, 7J, 8R
          ----------------------------------------------------------------------
          Adult            86                                  $ 843.25
          ----------------------------------------------------------------------
          Aids                                                 $ 847.95
          Beneficiary
          ----------------------------------------------------------------------

                                                MOLINA HEALTHCARE OF CALIFORNIA,
                                                  DBA: MOLINA
                                                 95-23637 A-08

          For the period 10/01/00 - 9/30/01                 San Bernardino
          ----------------------------------------------------------------------
          Groups          Aid Codes                            Rate
          ----------------------------------------------------------------------
          Family          01, OA, 02, 08, 30, 32, 33,          $  82.56
                          34, 35, 38, 39, 40, 42, 47,
                          54, 59, 72, 3A, 3C, 3E, 3G,
                          3H, 3L, 3M, 3N, 3P, 3R,
                          3U, 4F, 4G, 4M, 5X, 7X, 8P
          ----------------------------------------------------------------------
          Disabled        20, 24, 26, 28, 36, 60, 64,          $ 223.41
                          66, 68, 6A, 6C, 6N, 6P, 6R,
                          6V, 6H
          ----------------------------------------------------------------------
          Aged            10, 14, 16, 18, 1H                   $ 151.60
          ----------------------------------------------------------------------
          Child           03, 04, 4A, 4C, 4K, 5K, 45,          $  93.48
                          82, 7A, 7J, 8R
          ----------------------------------------------------------------------
          Adult           86                                   $ 922.71
          ----------------------------------------------------------------------
          Aids                                                 $ 891.15
          Beneficiary
          ----------------------------------------------------------------------

          If DHS creates a new aid code that is split or derived from an existing aid code covered under this Contract, and the aid code has a neutral revenue effect for the Contractor, then the split aid code will automatically be included in the same aid code category as is the original aid code covered under this Contract. Contractor agrees to continue providing covered service to the Members at the monthly capitation rate specified for the original aid code. DHS shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practicable after such aid code splits occur."

3.   The effective date of this amendment is September 1, 2001.

STATE OF CALIFORNIA
STANDARD AGREEMENT AMENDMENT
TO [ILLEGIBLE] A (REV [ILLEGIBLE])

[X] CHECK HERE IF ADDITIONAL PAGES ARE ATTACHED 1 Pages   AGREEMENT NUMBER   AMENDMENT NUMBER
                                                -         95-23637           9
=============================================================================================

1. This Agreement is entered into between the State Agency and Contractor named below:

--------------------------------------------------------------------------------
     STATE AGENCY'S NAME

     California Department of Health Services
--------------------------------------------------------------------------------
     CONTRACTOR'S NAME

     Molina Healthcare of California, dba: Molina
--------------------------------------------------------------------------------
2.   The term of this
     Agreement is  4-2-96 through 3-31-04
--------------------------------------------------------------------------------
3.   The maximum amount     $794,653,310
     of this Agreement is:  Seven hundred ninety-four million, six hundred fifty-three thousand, three hundred ten
--------------------------------------------------------------------------------
4. The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

     I.   The effective date of this Amendment is September 1, 2002.

    II. The purpose of this amendment is to extend the term of the contract for one-year, adjust the encumbrance accordingly, add language, and update the list of drugs carved-out.

   III. Article III - GENERAL TERMS AND CONDITIONS, Section 3.14, Term is amended to extend the term.

    IV. Article V - PAYMENT PROVISIONS, Section 5.2 Amounts Payable, is amended to adjust the encumbrance.

     V. Article VI - SCOPE OF WORK, Section 6.6.23, Subcontractor Services to Non-Plan Medi-Cal Beneficiaries, is amended to address subcontractors are not prohibited from Knox-Keene licensed health services plans.

    VI. Attachments II and III, Excluded Drugs, is amended to add Psychotherapeutic and HIV & AIDS drugs.

          All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

-------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTOR                                                      CONTRACTOR
--------------------------------------------------------------------------------       Department of General Services
CONTRACTOR'S NAME (if other than an individual, state whether a corporation,                         Use Only
                  partnership, etc.)

Molina Healthcare of California, dba: Molina
--------------------------------------------------------------------------------
BY (Authorized Signature)                              DATE SIGNED (Do not type)

/s/                                                           8/2/02
--------------------------------------------------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING
George Goldstein, President/CEO
--------------------------------------------------------------------------------
ADDRESS
One Golden Shore Dr., Long Beach, CA 90802
--------------------------------------------------------------------------------
                              STATE OF CALIFORNIA
--------------------------------------------------------------------------------
AGENCY NAME
California Department of Health Services
--------------------------------------------------------------------------------
BY (Authorized Signature)                            DATE SIGNED (Do not type)
/s/ NADINE FUJITA ROH for                                   09/06/02
--------------------------------------------------------------------------------
PRINTED NAME AND TITLE OF PERSON SIGNING              Nadine Fujita Roh, Chief         X  Exempt per W&I Code 14087.4
Edward Stahlberg, Chief, Program Support Branch           CMU Production
--------------------------------------------------------------------------------
ADDRESS
[ILLEGIBLE] 3rd. Street, Rm. 455, P.O. Box 942732, Sacramento, CA 94234-7320
========================================================================================================================

                                                Molina Healthcare of California,
                                                                     dba: Molina
                                                                    95-23637 A-9

1. Article III - GENERAL TERMS AND CONDITIONS, Section 3.14, Term, is amended to read:

     "3.14 Term

          This Contract will become effective October 1, 1996, and will continue in full force and effect through March 31, 2004, subject to the provision of Article V, Section 5.2 and 5.10, because the State has currently appropriated and available for encumbrance only funs to cover cost through June 30, 2002."

2. Article V - PAYMENT PROVISIONS, Section 5.2 Amounts Payable, is amended to read:

     "5.2 Amounts Payable

          The maximum amount payable for the 1995-96 Fiscal Year ending June 30, 1996, will not exceed $32,080,630; the maximum amount payable for the 1996-97 Fiscal Year ending June 30, 1997, will not exceed $194,472,680; the maximum amount payable for the 1997-98 Fiscal Year ending June 30, 1998, will not exceed $6,500,000; the maximum amount payable for the 1998-99 Fiscal Year ending June 30, 1999, will not exceed $80,000,000; the maximum amount payable for the 1999-00 Fiscal Year ending June 30, 2000, will not exceed $107,000,000; the maximum amount payable for the 2000-01 Fiscal Year ending June 30, 2001, will not exceed $107,000,000; the maximum amount payable for the 2001-02 Fiscal Year ending June 30, 2002, will not exceed $107,000,000. Any requirement for performance by DHS and Contractor for the period of the Contract subsequent to June 30, 2002 will be dependent upon the purposes of this Contract. If funds become available for purposes of this Contract for future appropriations by the Legislature, the maximum amount payable for the 2002-03 Fiscal Year ending June 30, 2003, will not exceed $90,200,000; the maximum amount payable for the 2003-04 Fiscal Year ending June 30, 2004, will not exceed $70,400,000. The maximum amount payable for this Contract will not exceed $794,653,310."

                                                Molina Healthcare of California,
                                                                     dba: Molina
                                                                    95-23637 A-9

3. Article VI - SCOPE OF WORK, Section 6.6.23, Subcontractor Services to Non-Plan Medi-Cal Beneficiaries, is amended to read:

     "6.6.23 Subcontractor Services to Non-Plan Medi-Cal Beneficiaries

          The Contractor will not prohibit any subcontractor from providing services to Medi-Cal beneficiaries who are not Members of Contractor's plan. Exclusivity requirements are not prohibited for subcontracting Knox-Keene Licensed health services plans."

                                                Molina Healthcare of California,
                                                                     dba: Molina
                                                                    95-23627 A-9

Under Article II, DEFINITIONS, Section P, Covered Services, Subparagraph 19, Attachment II, is amended to read:

                                  ATTACHMENT II

                EXCLUDED DRUGS FOR THE TREATMENT OF HIV AND AIDS

Generic Name
------------
Abacavir Sulfate
Abacavir Sulfate/Lamivudine/Zidovudine
Amprenavir
Indinavir Sulfate
Efavirenz
Lamivudine
Saquinavir
Lopinavir/Ritonavir
Ritonavir
Delavirdine Mesyiate
Saquinavir Mesyiate
Tenofovir Disoproxil Fumarate
Nelfinavir Mesyiate
Nevirapine
Stavudine
Zidovudine/Lamivudine

                                                Molina Healthcare of California,
                                                                     dba: Molina
                                                                    95-23627 A-9

Under Article VI, SCOPE OF WORK, Section 6.7.3.3, Mental Health, Attachment III, is amended to read:

                                  ATTACHMENT III

                        EXCLUDED PSYCHOTHERAPEUTIC DRUGS

Generic Name
------------

Amantadine HCL
Benztropine Mesylate
Biperiden HCL
Biperiden Lactate
Chlorpromazine HCL
Chlorprothixene
Clozapine
Fluphanazine Decanoate
Fluphanazine Enanthate
Fluphanazine HCL
Haloperidol
Haloperidol Deconoate
Haloperiodol Lactate
Isocarboxazid
Lithium Carbonate
Lithium Citrate
Lozapine HCL
Loxapine Succinate
Mesoridazine Besylate
Molindone HCL
Olanzapine
Perphenazine
Phenelzine Sulfate
Pimozide
Procyclidine HCL
Promazine HCL
Quetiapine
Risperidone
Thioridazine HCL
Thiothixene
Thiothixene HCL
Tranylcypromine Sulfate
Trifluoperazine HCL
Triflupromazine HCL
Trihexphenidyl HCL
Ziprasidone

[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

                                   May 7, 1999                            [SEAL]

     John Molina, M.D.
     Molina Medical Centers, Inc.
     One Golden Shore
     Long Beach, CA 90802

     Dear Mr. Molina:

               In accordance with Article V, Section 5.5 of your Contract, the enclosed Change Order transmits Molina Medical Centers, Inc., annual capitation rates for the period October 1, 1998 to September 30,1999. The new rates will appear in your capitation rate beginning June 1999. A check for the difference between the old Contract rates and the new Contract rates, for the period October 1, 1998 until the new rates are reflected in your capitation payments will be mailed in approximately six (6) to eight
     (8) weeks.

               If you have any questions, please contact you contract manager.

                                                  Sincerely,


                                                  /s/ [illegible]     for
                                                  ------------------------------
                                                  Susanne M. Hughes
                                                  Acting Chief
                                                  Medi-Cal Managed Care Division

     Enclosures

[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

     CHANGE ORDER NUMBER C1 to CONTRACT No. 95-23637: ADJUSTING THE ANNUAL CAPITATION RATE FOR THE PERIOD OCTOBER 1,1998 TO SEPTEMBER 30, 1999, BY CHANGING CONTRACT SECTIONS 5.3 CAPITATION RATES AND 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL. Issued May 7, 1999.

     1.   5.3  CAPITATION RATES

        RIVERSIDE COUNTY

        FOR THE PERIOD 07/01/95 - 05/31/96

        ------------------------------------------------------------------------
              GROUP                 AID CODES                            RATE
        ------------------------------------------------------------------------
         Family              01, 02, 08, 30, 32, 33, 35, 38, 39,      $  74.70
                             3A, 3C, 3P, 3R, 40, 42, 4C, 4K, 54,
                             59, 5K
        ------------------------------------------------------------------------
         Disabled            20, 24, 26, 28, 36, 60, 64, 66,          $ 181.61
                             68, 6A, 6C.
        ------------------------------------------------------------------------
         Aged                10, 14, 16, 18,                          $ 110.37
        ------------------------------------------------------------------------
         Child               03, 04, 45, 82                           $  68.51
        ------------------------------------------------------------------------
         Adult               86                                       $ 492.78
        ------------------------------------------------------------------------

        RIVERSIDE COUNTY

        FOR THE PERIOD 06/01/96 - 09/30/97

        ------------------------------------------------------------------------
              GROUP                 AID CODES                            RATE
        ------------------------------------------------------------------------
         Family              01, 02, 08, 30, 32, 33, 34, 35, 38, 39,  $   76.39
                             3A, 3C, 3P, 3R, 40, 42, 4C, 4K, 54,
                             59, 5K
        ------------------------------------------------------------------------
         Disabled            20, 24, 26, 28, 36, 60, 64, 66, 68,      $  178.77
                             6A, 6C,
        ------------------------------------------------------------------------
         Aged                10, 14, 16, 18,                          $  114.62
        ------------------------------------------------------------------------
         Child               03, 04, 45, 82                           $   67.74
        ------------------------------------------------------------------------
         Adult               86                                       $  509.94
        ------------------------------------------------------------------------

                                     1 of 4

CHANGE ORDER C1
TO CONTRACT NO. 95-23637

        SAN BERNARDINO COUNTY

        FOR THE PERIOD 07/01/95 - 05/31/96

        ----------------------------------------------------------------------
              GROUP                 AID CODES                          RATE
        ----------------------------------------------------------------------
         Family              01, 02, 08, 30, 32, 33, 34, 35, 38,    $   70.01
                             39, 3A, 3C, 3P, 3R, 40, 42, 4C, 4K,
                             54, 59, 5K
        ----------------------------------------------------------------------
         Disabled            20, 24, 26, 28, 36, 60, 64, 66, 68,    $  177.15
                             6A, 6C.
        ----------------------------------------------------------------------
         Aged                10, 14, 16, 18,                        $  117.66
        ----------------------------------------------------------------------
         Child               03, 04, 45, 82                         $   67.91
        ----------------------------------------------------------------------
         Adult               86                                     $  536.02
        ----------------------------------------------------------------------

        SAN BERNARDINO COUNTY

        FOR THE PERIOD 06/01/96 - 09/30/97

        ----------------------------------------------------------------------
              GROUP                 AID CODES                          RATE
        ----------------------------------------------------------------------
         Family              01, 02, 08, 30, 32, 33, 34, 35, 38,    $   71.59
                             39, 3A, 3C, 3P, 3R, 40, 42, 4C, 4K,
                             54, 59, 5K
        ----------------------------------------------------------------------
         Disabled            20, 24, 26, 28, 36, 60, 64, 66, 68,    $  174.45
                             6A, 6C.
        ----------------------------------------------------------------------
         Aged                10, 14, 16, 18,                        $  121.76
        ----------------------------------------------------------------------
         Child               03, 04, 45, 82                         $   67.17
        ----------------------------------------------------------------------
         Adult               86                                     $  554.73
        ----------------------------------------------------------------------

        RIVERSIDE COUNTY

        FOR THE PERIOD 10/01/97 - 09/30/98

        ----------------------------------------------------------------------
              GROUP                 AID CODES                          RATE
        ----------------------------------------------------------------------
         Family              01, 0A, 02, 08, 30, 32, 3G, 33, 3H,    $   75.91
                             34, 35, 38, 39, 3A, 3C, 3N, 3P, 3R,
                             3U, 3R, 40, 42, 54, 59, 7X;
                             CalWORKS: 3E, 3L, 3M
        ----------------------------------------------------------------------
         Disabled            20, 24, 26, 28, 36, 60, 64, 66,        $  204.96
                             68, 6A, 6C, 6N, 6P, 6R
        ----------------------------------------------------------------------
         Aged                10, 14, 16, 18.                        $  162.29
        ----------------------------------------------------------------------
         Child               03, 04, 45, 4C, 4K, 5K, 82             $   79.33
        ----------------------------------------------------------------------
         Adult               86                                     $  515.67
        ----------------------------------------------------------------------
         AIDS Beneficiary Rate                                      $ 1021.49
        ----------------------------------------------------------------------

                                     2 of 4

CHANGE ORDER C1
TO CONTRACT NO. 95-23637

    SAN BERNARDINO COUNTY

    For the Period 10/01/97 - 09/30/98

         GROUP                                     AID CODES                          RATE
    -----------------------------------------------------------------------------------------
    Family                                   01, OA, 02, 08, 30, 32, 3G, 33, 3H,    $   74.04
                                             34, 35, 38, 39, 3A, 3C, 3N, 3P, 3R,
                                             3U, 3R, 40, 42, 54, 59, 7X;
                                             CalWORKS: 3E, 3L, 3M
    -----------------------------------------------------------------------------------------
    Disabled                                 20, 24, 26, 28, 36, 60, 64, 66, 68,    $  217.87
                                             6A, 6C, 6N, 6P, 6R
    -----------------------------------------------------------------------------------------
    Aged                                     10, 14, 16, 18,                        $  167.25

    -----------------------------------------------------------------------------------------
    Child                                    03, 04, 45, 4C, 4K, 5K, 82             $   79.42

    -----------------------------------------------------------------------------------------
    Adult                                    86                                     $  531.42
    -----------------------------------------------------------------------------------------
    AIDS Beneficiary Rate                                                           $ 1072.78
    -----------------------------------------------------------------------------------------

    RIVERSIDE COUNTY

    For the Period 10/01/98 - 09/30/99

          GROUP                                     AID CODES                         RATE
    -----------------------------------------------------------------------------------------
    Family                                   01, OA, 02, 08, 30, 32, 3G, 33, 3H,    $   78.73
                                             34, 35, 38, 39, 3A, 3C, 3N, 3P, 3R,
                                             3U, 3R, 40, 54, 59, 7X;
                                             CalWORKS: 3E, 3L, 3M
    -----------------------------------------------------------------------------------------
    Disabled                                 20, 24, 26, 28, 36, 60, 64, 66,68,     $  222.61
                                             6A, 6C, 6N, 6P, 6R
    -----------------------------------------------------------------------------------------
    Aged                                     10, 14, 16, 18,                        $  160.47

    -----------------------------------------------------------------------------------------
    Child                                    03, 04, 45, 4C, 4K, 5K, 82             $   93.09

    -----------------------------------------------------------------------------------------
    Adult                                    86                                     $  706.77
    -----------------------------------------------------------------------------------------
    AIDS Beneficiary Rate                                                           $  962.42
    -----------------------------------------------------------------------------------------

    SAN BERNARDINO COUNTY

    For the Period 10/01/98 - 09/30/99

           GROUP                                     AID CODES                        RATE
    -----------------------------------------------------------------------------------------
     Family                                  01, OA, 02, 08, 30, 32, 3G, 33, 3H,    $   80.48
                                             34, 35, 38, 39, 3A, 3C, 3N, 3P, 3R,
                                             3U, 3R, 40, 54, 59, 7X:
                                             CalWORKS: 3E, 3L, 3M
    -----------------------------------------------------------------------------------------
     Disabled                                20, 24, 26, 28, 36, 60, 64, 66, 68,    $  233.49
                                             6A, 6C, 6N, 6P, 6R
    -----------------------------------------------------------------------------------------
     Aged                                    10, 14, 16, 18,                        $  163.77
    -----------------------------------------------------------------------------------------
     Child                                   03, 04, 45, 4C, 4K, 5K, 82             $  106.43

    -----------------------------------------------------------------------------------------
     Adult                                   86                                     $  790.89
    -----------------------------------------------------------------------------------------
     AIDS Beneficiary Rate                                                          $  995.00
    -----------------------------------------------------------------------------------------

                                     3 of 4

CHANGE ORDER C1
TO CONTRACT NO. 95-23637

    In the future, DHS may be splitting existing aid codes into new aid codes. The new split aid codes will be in the same aid code group category as the original aid code. If DHS establishes new aid codes by splitting existing aid codes, Contractor agrees to accept Eligible Beneficiaries with these new aid codes as Members and to provide covered services to these Members at the monthly capitation rate specified for the original aid code. The Department shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractors as soon as practicable after such aid code splits occur.

    All other terms, conditions, and provisions contained in Section 5.3 remain unchanged.

3.  5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL.

    The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 12 pages).

    All other terms, conditions, and provisions contained in Section 5.4 remain unchanged.

                                     4 of 4

Plan Name:                  Molina Medical Center               Plan #:      355                 Date:              04-May-99
County:                     Riverside                           Plan Type:   Commercial Plan     Base Period:       FY 96/97
Aid Code Grouping:          Family

                                                                                                                 CI for 95-23637
The Rate Period is October 1, 1998 to September 30, 1999     Capitation Payments at the Beginning of the Month   Attachment 1

 Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

                                                              Hospital     Hospital    Long Term
Rate Calculation                      Physician   Pharmacy   Inpatient   Outpatient         Care
1.   Average Cost Per Unit             $  69.46   $  19.88    $ 864.71    $   16.16     $ 812.04
2.   Units per Eligible                   4.014      4.683       0.373        2.146        0.004
3.   Addt'l Capitation Amts.           $   0.37   $   0.05    $   4.62    $    0.01     $   0.00
     Cost per Elig. per Mo.            $  23.60   $   7.81    $  31.50         2.90     $   0.27
 Adjustments
     a. Demographics                      1.004      0.976       1.023        1.002        1.000
     b. Area                              1.043      1.000       1.000        1.000        1.000
     c. Coverages                         0.975      0.992       0.968        0.956        0.995
     d. Interest                          0.995      0.995       0.995        0.995        0.995
Adjusted Base Cost                     $  23.97   $   7.52    $  31.04    $    2.76     $   0.27
3.   Legislative Adjs.                    1.053      1.053       0.998        1.023        1.141
4.   Trend Adjustments
     a. Cost per Unit                     1.000      1.100       1.050        1.000        1.000
     b. Units per Eligible                0.950      1.000       1.050        0.950        1.050
Projected Cost per Eligible            $  23.98   $   8.71    $  34.15    $    2.68     $   0.32
5.   Stop Loss Reins.                              Amount     $      0                    Rate
6.   CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC Increment               $  78.73                $   78.41
                                                  /Without

                                                       FQHC
Rate Calculation                        Other      FFSE   Increment     Total
1.   Average Cost Per Unit            $ 20.09   $ 68.39     $ 24.41
2.   Units per Eligible                 3.532     0.168       0.168
3.   Addt'l Capitation Amts.          $  0.00   $  0.00     $  0.00
     Cost per Elig. per Mo.           $  5.91   $  0.96     $  0.34   $ 73.29
 Adjustments
     a. Demographics                    0.985     0.994       0.994
     b. Area                            1.000     1.000       1.000
     c. Coverages                       0.833     0.935       0.935
     d. Interest                        0.995     0.995       0.995
Adjusted Base Cost                    $  4.82   $  0.89     $  0.31   $ 71.58
3.   Legislative Adjs.                  1.046     1 027       1.027
4.   Trend Adjustments
     a. Cost per Unit                   0.950     1.000       1.000
     b. Units per Eligible              1.050     1.000       1.000
Projected Cost per Eligible           $  5.03   $  0.91     $  0.32   $ 76.10
5.   Stop Loss Reins.                     0.0%             Premium       0.00
6.   CHDP                                                                5.06
7.   Fee-for-Service Adj.                 3.0%                          (2.43)
Capitation Rate With FQHC Increment

Plan Name:                  Molina Medical Center               Plan #:      355                 Date:              04-May-99
County:                     Riverside                           Plan Type:   Commercial Plan     Base Period:       FY 96/97
Aid Code Grouping:          Aged

                                                                                                                 CI for 95-23637
The Rate Period is October 1, 1998 to September 30, 1999     Capitation Payments at the Beginning of the Month   Attachment 1

Coverages
-----------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
-----------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
-----------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
-----------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
-----------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
-----------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
-----------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
-----------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
-----------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
-----------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
-----------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
-----------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
-----------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
-----------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
-----------------------------------------------------------------------------

                                                                Hospital     Hospital   Long Term
 Rate Calculation                      Physician    Pharmacy   Inpatient   Outpatient        Care
1.   Average Cost Per Unit               $ 48.90    $  32.71   $  287.24    $   10.02    $  77.33
2.   Units per Eligible                    4.472      21.914       1.265        3.306       2.016
3.   Addt'l Capitation Amts.             $  1.29    $   0.00   $    7.41    $    0.02    $   0.00
     Cost per Elig. per Mo.              $ 19.51    $  59.73   $   37.69    $    2.78    $  12.99
Adjustments
     a. Demographics                       0.955       1.019       0.957        0.970       1.039
     b. Area                               1.043       1.000       1.000        1.000       1.000
     c. Coverages                          0.981       0.996       0.997        0.986       0.997
     d. Interest                           0.995       0.995       0.995        0.995       0.995
Adjusted Base Cost                       $ 18.97    $  60.32   $   35.78    $    2.65    $  13.39
3.   Legislative Adjs.                     0.939       1.049       0.926        0.931       1.140
4.   Trend Adjustments
     a. Cost per Unit                      1.100       1.100       1.100        1.050       1.000
     b. Units per Eligible                 1.100       1.155       1.100        1.100       1.000
Projected Cost per Eligible              $ 21.55    $  80.39   $   40.09    $    2.85    $  15.26
5    Stop Loss Reins.                                 Amount   $       0                     Rate
6.   CHDP
7.   Fee for Service Adj.
Capitation Rate With FQHC Increment                 $ 160.47                $  160.47
                                                    /Without

 Rate Calculation                                       FQHC
                                         Other      FFSE   Increment      Total
1.   Average Cost Per Unit            $   6.41   $ 28.59    $  0.00
2.   Units per Eligible                 12.862     0.132      0.132
3.   Addt'l Capitation Amts.          $   0.00   $  0.00    $  0.00
     Cost per Elig. per Mo.           $   6.87   $  0.31    $  0.00    $ 139.88
Adjustments
     a. Demographics                     1,025     0.970      0.970
     b. Area                             1.000     1.000      1.000
     c. Coverages                        0.791     0.603      0.603
     d. Interest                         0.995     0.995      0.995
Adjusted Base Cost                    $   5.54   $  0.18    $  0.00    $ 136.83
3.   Legislative                         0.927     0.926      0.926
4.   Trend Adjustments
     a. Cost per Unit                    1.050     1.000      1.000
     b. Units per Eligible               0.950     1.000      1.000
Projected Cost per Eligible           $   5.12   $  0.17    $  0.00    $ 165.43
5    Stop Loss Reins.                      0.0%             Premium        0.00
6.   CHDP                                                                  0.00
7.   Fee for Service Adj.                 -3.0%                           (4.96)
Capitation Rate With FQHC Increment

Plan Name:                  Molina Medical Center               Plan #:      355                 Date:              04-May-99
County:                     Riverside                           Plan Type:   Commercial Plan     Base Period:       FY 96/97
Aid Code Grouping:          Disabled

                                                                                                                 CI for 95-23637
The Rate Period is October 1, 1998 to September 30, 1999     Capitation Payments at the Beginning of the Month   Attachment 1

Coverages
----------------------------------------------------------------------------
   CCS Indicated Claims                             NOT Covered by the Plan
----------------------------------------------------------------------------
   Menial Health Outpatient Services                NOT Covered by the Plan
----------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
----------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
----------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
----------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
----------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
----------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
----------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
----------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
----------------------------------------------------------------------------
   Alphafeto Protein Testing                        NOT Covered by the Plan
----------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered by the Plan
----------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
----------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
----------------------------------------------------------------------------

                                                                Hospital     Hospital    Long Term
Rate Calculation                      Physician     Pharmacy   Inpatient   Outpatient         Care
1.   Average Cost Per Unit            $   46.41     $  39.70   $  485.15   $   12.37     $  139.87
2.   Units per Eligible                   6.873       26.861       1.556       5.050         0.459
3.   Addt'l Capitation Amts.          $    2.96     $   0.09   $    9.89   $    0.02     $    0.00
     Cost per Elig. per Mo.           $   29.54     $  88.96   $   72.80   $    5.23     $    5.35
Adjustments
     a. Demographics                      0.983        0.989       0.981       0.998         1.000
     b. Area                              1.043        1.000       1.000       1.000         1.000
     c. Coverages                         0.900        0.875       0.920       0.973         0.995
     d. Interest                          0.995        0.995       0.995       0.995         0.995
Adjusted Base Cost                    $   27.12     $  76.60   $   65.37   $    5.05     $    5.30
3.   Legislative Adjs.                    0.941        1.043       0.919       0.931         1.130
4.   Trend Adjustments
     a. Cost per Unit                     1.000        1.100       1.050       1.000         1.100
     b. Units per Eligible                1.100        1.210       1.050       1.045         0.950
Projected Cost per Eligible           $   28.07     $ 106.34   $   66.23   $    4.91     $    6.26
5    Stop Loss Reins.                                Amount    $       0                    Rate
6    CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC Increment                 $ 222.61               $  222.61
                                                    /Without

                                                        FQHC
Rate Calculation                         Other       FFSE  Increment      Total
1.   Average Cost Per Unit            $  10.16    $ 66.52  $    0.00
2.   Units per Eligible                 21.959      0.216      0.216
3.   Addt'l Capitation Amts.          $   0.00    $  0.00  $    0.00
     Cost per Elig. per Mo.           $  18.59    $  1.20  $    0.00   $ 221.67
Adjustments
     a. Demographics                     1.015      0.987      0.987
     b. Area                             1.000      1.000      1.000
     c. Coverages                        0.878      0.863      0.883
     d. Interest                         0.995      0.995      0.995
Adjusted Base Cost                    $  16.48    $  1.02  $    0.00   $ 196.94

3.   Legislative Adjs.                   0.923      0.932      0.932
4.   Trend Adjustments
     a. Cost per Unit                    1.100      1.000      1.000
     b. Units per Eligible               1.000      1.000      1.000
Projected Cost per Eligible           $  16.73    $  0.95  $    0.00   $ 229.49
5    Stop Loss                             0.0%             Premium        0.00
6    CHDP                                                                  0.00
7.   Fee for Service Adj.                 -3.0%                           (6.88)
Capitation Rate With FQHC Increment

Plan Name:                  Molina Medical Center               Plan #:      355                 Date:              04-May-99
County:                     Riverside                           Plan Type:   Commercial Plan     Base Period:       FY 96/97
Aid Code Grouping:          Child

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
-------------------------------------------------------------------------------
   CCS Indicated Claims                             NOT Covered by the Plan
-------------------------------------------------------------------------------
   Menial Health Outpatient Services                NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Hearth Pharmacy Costs                     NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
-------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
-------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
-------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
-------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
-------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
-------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
-------------------------------------------------------------------------------
   Alphafeto Protein Testing                        NOT Covered by the Plan
-------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered by the Plan
-------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
-------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
-------------------------------------------------------------------------------

Rate Calculation                                              Hospital     Hospital    Long Term
                                      Physician   Pharmacy   Inpatient   Outpatient         Care

1.   Average Cost Per Unit              $ 67.42   $  13.64   $  889.41     $  16.21     $ 469.38
2.   Units per Eligible                   3.999      3.411       0.465        1.516        0.007
3.   Addt'l Capitation Amts.            $  0.23   $   0.03   $    2.90     $   0.00     $   0.00
     Cost per Elig. per Mo.             $ 22.70   $   3.91   $   37.36     $   2.05     $   0.27
Adjustments
     a. Demographics                      1.181      1.019       1.321        1.114        1.000
     b. Area                              1.043      1.000       1.000        1.000        1.000
     c. Coverages                         0.974      0.984       0.952        0.973        0.996
     d. Interest                          0.995      0.995       0.995        0.995        0.995
Adjusted Base Cost                      $ 27.10   $   3.90   $   46.75     $   2.21     $   0.27
3.   Legislative Adjs.                    1.076      1.047       0.999        1.024        1.134
4.   Trend Adjustments
     a. Cost per Unit                     1.000      1.100       1.050        1.000        1.000
     b. Units per Eligible                0.950      1.000       1.050        0.950        1.050
Projected Cost per Eligible             $ 27.70   $   4.49   $   51.49     $   2.15     $   0.32
5.   Stop Loss Reins.                              Amount    $       0                    Rate
6.   CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC Increment               $  93.09                 $  92.75
                                                  /Without
Rate Calculation                                      FQHC
                                         Other       FFSE    Increment    Total
1.   Average Cost Per Unit            $  20.69    $ 68.39      $ 24.41
2.   Units per Eligible                  1.958      0.168        0.168
3.   Addt'l Capitation Amts.          $   0.00    $  0.00      $  0.00
     Cost per Elig. per Mo.           $   3.38    $  0.96      $  0.34   $  70.97
Adjustments
     a. Demographics                     1.165      1.003        1.003
     b. Area                             1.000      1.000        1.000
     c. Coverages                        0.815      0.970        0.970
     d. Interest                         0.995      0.995        0.995
Adjusted Base Cost                    $   3.19    $  0.93      $  0.33   $  84.68
3.   Legislative Adjs.                   1.090      1.031        1.031
4.   Trend Adjustments
     a. Cost per Unit                    0.950      1.000        1.000
     b. Units per Eligible               1.050      1.000        1.000
Projected Cost per Eligible           $   3.47    $  0.96      $  0.34   $  90.92
5.   Stop Loss Reins.                      0.0%               Premium        0.00
6.   CHDP                                                                $   5.04
7.   Fee-for-Service Adj.                 -3.0%                             (2.87)
Capitation Rate With FQHC Increment

Plan Name:                  Molina Medical Center               Plan #:      355                 Date:              04-May-99
County:                     Riverside                           Plan Type:   Commercial Plan     Base Period:       FY 96/97
Aid Code Grouping:          Adult

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1


Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                Hospital     Hospital    Long Term
                                      Physician     Pharmacy   Inpatient   Outpatient         Care
1.   Average Cost Per Unit            $   90.48     $  17.11   $  964.66   $    15.76    $  812.04
2.   Units per Eligible                  21.383        5.818       5.446        4.679        0.000
3.   Addt'l Capitation Amts.          $    0.37     $   0.06   $   35.62   $     0.08    $    0.00
     Cost per Elig. per Mo.           $  161.60     $   8.36   $  473.41   $     6.23    $    0.00
Adjustments
     a. Demographics                      1.000        1.000       1.000        1.000        1.000
     b. Area                              1.043        1.000       1.000        1.000        1.000
     c. Coverages                         0.999        0.999       0.999        0.989        1.000
     d. Interest                          0.995        0.995       0.995        0.995        0.995
Adjusted Base Cost                    $  167.54     $   8.31   $  470.57   $     6.13    $    0.00
3    Legislative Adjs.                    1.029        1.054       1.000        1.022        1.102
4.   Trend Adjustments
     a. Cost per Unit                     1.000        1.100       1.050        1.000        1.000
     b. Units per Eligible                0.950        1.000       1.050        0.950        1.050
Projected Cost per Eligible           $  163.78     $   9.63   $  518.60   $     5.95    $    0.00
5.   Stop Loss Reins.                                Amount    $       0                    Rate
6.   CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC Increment                 $ 706.77               $   705.26
                                                    /Without
Rate Calculation                                           FQHC
                                            Other       FFSE   Increment      Total
1.   Average Cost Per Unit               $  36.13   $  68.39     $ 24.41
2.   Units per Eligible                    10.172      0.735       0.735
3.   Addt'l Capitation Amts.             $   0.00   $   0.00     $  0.00
     Cost per Elig. per Mo.              $  30.63   $   4.19     $  1.50   $ 685.92
Adjustments
     a. Demographics                        1.000      1.000       1.000
     b. Area                                1.000      1.000       1.000
     c. Coverages                           0.809      0.995       0.995
     d. Interest                            0.995      0.995       0.995
Adjusted Base Cost                       $  24.66   $   4.15     $  1.49   $ 682.85
3    Legislative Adjs.                      1.004      1.015       1.015
4.   Trend Adjustments
     a. Cost per Unit                       0.950      1.000       1.000
     b. Units per Eligible                  1.050      1.000       1.000
Projected Cost per Eligible              $  24.70   $   4.21     $  1.51   $ 728.58
5.   Stop Loss Reins.                         0.0%              Premium        0.00
6.   CHDP                                                                      0.00
7.   Fee-for-Service Adj.                    -3.0%                           (21.81)
Capitation Rate With FQHC Increment

Plan Name:                  Molina Medical Center               Plan #:      355                 Date:              04-May-99
County:                     Riverside                           Plan Type:   Commercial Plan     Base Period:       FY 96/97
Aid Code Grouping:          AIDS

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                    NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one      Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one    NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                              NOT Covered by the Plan
--------------------------------------------------------------------------------

                                                               Hospital     Hospital    Long Term
Rate Calculation                      Physician    Pharmacy   Inpatient   Outpatient         Care
1    Average Cost Per Unit            $   32.67    $ 126.04   $  485.15   $    13.79    $  139.87
2.   Units per Eligible                  26.305      74.792       3.169        9.882        0.000
3.   Addt'l Capitation Amts.          $    2.96    $   0.09   $    9.89   $     0.02    $    0.00
     Cost per Elig. per Mo.           $   74.57    $ 785.68   $  138.01   $    11.38    $    0.00
Adjustments
     a. Demographics                      1.000       1.000       1.000        1.000        1.000
     b. Area                              1.043       1.000       1.000        1.000        1.000
     c. Coverages                         0.918       0.648       0.957        0.992        0.998
     d. Interest                          0.995       0.995       0.995        0.995        0.995
Adjusted Base Cost                    $   71.04    $ 506.56   $  131.42   $    11.23    $    0.00
3.   Legislative Adjs.                    0.963       1.006       0.977        0.982        1.186
4.   Trend Adjustments
     a. Cost per Unit                     1.000       1.100       1.050        1.000        1.100
     b. Units per Eligible                1.100       1.210       1.050        1.045        0.950
Projected Cost per Eligible           $   75.25    $ 678.28   $  141.56   $    11.52    $    0.00
5    Stop Loss Reins.                               Amount    $       0                    Rate
6.   CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC Increment                $ 962.42               $   962.42
                                                   /Without
                                                          FQHC
Rate Calculation                            Other      FFSE   Increment        Total
1    Average Cost Per Unit               $  42.30   $ 66.52   $  0.00
2.   Units per Eligible                    36.392     0.628     0.628
3.   Addt'l Capitation Amts.             $   0.00   $  0.00   $  0.00
     Cost per Elig. per Mo.              $ 128.28   $  3.46   $  0.00     $ 1,141.38
Adjustments
     a. Demographics                        1.000     1.000     1.000
     b. Area                                1.000     1.000     1.000
     c. Coverages                           0.599     0.951     0.951
     d. Interest                            0.995     0.995     0.995
Adjusted Base Cost                       $  76.46   $  3.29   $  0.00     $   800.00
3.   Legislative Adjs.                      0.979     0.984     0.984
4.   Trend Adjustments
     a. Cost per Unit                       1.100     1.000     1.000
     b. Units per Eligible                  1.000     1.000     1.000
Projected Cost per Eligible              $  82.34   $  3.24   $  0.00     $   992.19
5    Stop Loss Reins.                         0.0%             Premium          0.00
6.   CHdP                                                                       0.00
7.   Fee-for-Service Adj.                    -3.0%                             29.77
Capitation Rate With FQHC Increment

Plan Name:                  Molina Medical Center               Plan #:       356                Date:              04-May-99
County:                     San Bernardino                      Plan Type:    Commercial Plan    Base Period:       FY 96/97
Aid Code Grouping:          Family

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

                                                          Hospital     Hospital    Long Term
Rate Calculation                 Physician    Pharmacy   Inpatient   Outpatient         Care
1.   Average Cost Per Unit       $   69.46    $  19.88   $  978.02    $   16.16    $  812.04
2.   Units per Eligible              4.050       4.683       0.373        2.146        0.004
3.   Addt'l Capitation Amts.     $    0.37    $   0.05   $    4.62    $    0.01    $    0.00
     Cost per Elig. per Mo.      $   23.81    $   7.81   $   35.02    $    2.90    $    0.27
Adjustments
     a. Demographics                 0.997       0.993       0.977        0.987        1.000
     b. Area                         1.043       1.000       1.000        1.000        1.000
     c. Coverages                    0.975       0.992       0.968        0.956        0.995
     d. Interest                     0.995       0.995       0.995        0.995        0.995
Adjusted Base Cost               $   24.02    $   7.65   $   32.95    $    2.72    $    0.27
3.   Legislative Adjs.               1.053       1.053       0.998        1.023        1.141
4.   Trend Adjustments
     a. Cost per Unit                1.000       1.100       1.050        1.000        1.000
     b. Units per Eligible           0.950       1.000       1.050        0.950        1.050
Projected Cost per Eligible      $   24.03    $   8.86   $   36.25    $    2.64    $    0.32
5.   Stop Loss Reins.                          Amount    $       0                    Rate
6.   CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC
 Increment                                    $  80.48                $   80.41
                                              /Without
                                                   FQHC
Rate Calculation                      Other     FFSE   Increment       Total
1.   Average Cost Per Unit         $  20.09  $ 68.10   $  7.33
2.   Units per Eligible               3.532    0.132     0.132
3.   Addt'l Capitation Amts.       $   0.00  $  0.00   $  0.00
     Cost per Elig. per Mo.        $   5.91  $  0.75   $  0.08     $   76.55
Adjustments
     a. Demographics                  0.985    0.992     0.992
     b. Area                          1.000    1.000     1.000
     c. Coverages                     0.833    0.935     0.935
     d. Interest                      0.995    0.995     0.995
Adjusted Base Cost                 $   4.82  $  0.69   $  0.07     $   73.19
3.   Legislative Adjs.                1.046    1.027     1.027
4.   Trend Adjustments
     a. Cost per Unit                 0.950    1.000     1.000
     b. Units per Eligible            1.050    1.000     1.000
Projected Cost per Eligible        $   5.03  $  0.71   $  0.07     $   77.91
5.   Stop Loss Reins.                   0.0%            Premium         0.00
6.   CHDP                                                               5.06
7.   Fee-for-Service Adj.              -3.0%                           (2.49)
Capitation Rate With FQHC
 Increment

Plan Name:                  Molina Medical Center               Plan #:       356                Date:              04-May-99
County:                     San Bernardino                      Plan Type:    Commercial Plan    Base Period:       FY 96/97
Aid Code Grouping:          Aged

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
-------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
-------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
-------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
-------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
-------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
-------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
-------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
-------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
-------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
-------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
-------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
-------------------------------------------------------------------------------

                                                          Hospital     Hospital    Long Term
Rate Calculation                 Physician    Pharmacy   Inpatient   Outpatient        Care
1.   Average Cost Per Unit       $   48.90    $  32.71   $  316.16    $   10.02   $   77.33
2.   Units per Eligible              4.580      21.914       1.265        3.306       2.016
3.   Addt'l Capitation Amts.     $    1.29    $   0.00   $    7.41    $    0.02   $    0.00
     Cost per Elig. per Mo.      $   19.95    $  59.73   $   40.74    $    2.78   $   12.99
Adjustments
     a. Demographics                 0.963       1.014       0.962        0.975       1.027
     b. Area                         1.043       1.000       1.000        1.000       1.000
     c. Coverages                    0.981       0.996       0.997        0.986       0.997
     d. Interest                     0.995       0.995       0.995        0.995       0.995
Adjusted Base Cost               $   19.56    $  60.02   $   38.88    $    2.66   $   13.23
3.   Legislative Adjs.               0.939       1 049       0.926        0.931       1.140
4.   Trend Adjustments
     a. Cost per Unit                1.100       1.100       1.100        1.050       1.000
     b. Units per Eligible           1.100       1.155       1.100        1.100       1 000
     Projected Cost per          $   22.22    $  79.99   $   43.56    $    2.86   $   15.08
5.   Stop Loss Reins.                          Amount    $       0                    Rate
6.   CHDP
7.   Fee-for-Service Adj.
Capitation Rate With FQHC
 Increment                                    $ 163.77                $  163.77
                                              /Without
                                                   FQHC
Rate Calculation                    Other      FFSE    Increment       Total
1.   Average Cost Per Unit       $   6.41   $ 50.63      $  0.00
2.   Units per Eligible            12.862     0.024        0.024
3.   Addt'l Capitation Amts.     $   0.00   $  0.00      $  0.00
     Cost per Elig. per Mo.      $   6.87   $  0.10      $  0.00    $ 143.16
Adjustments
     a. Demographics                1.013     0.979        0.979
     b. Area                        1.000     1.000        1.000
     c. Coverages                   0.791     0.603        0.603
     d. Interest                    0.995     0.995        0.995
Adjusted Base Cost               $   5.48   $  0.06      $  0.00    $ 139.89
3.   Legislative Adjs.              0.927     0.926        0.926
4.   Trend Adjustments
     a. Cost per Unit              1. 050     1.000        1.000
     b. Units per Eligible          0.950     1.000        1.000
Projected Cost per               $   5.07   $  0.06      $  0.00    $ 168.84
5.   Stop Loss Reins.                 0.0%              Premium         0.00
6.   CHDP                                                               0.00
7.   Fee-for-Service Adj.
Capitation Rate With FQHC            -3.0%                             (5.07)
 Increment

                                    Page 8 of 12

Plan Name:                  Molina Medical Center               Plan #:       356                Date:              04-May-99
County:                     San Bernardino                      Plan Type:    Commercial Plan    Base Period:       FY 96/97
Aid Code Grouping:          Disabled

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
-----------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
-----------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
-----------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
-----------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
-----------------------------------------------------------------------------
   Eyewear                                            NOT Covered by (he Plan
-----------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
-----------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
-----------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
-----------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
-----------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
-----------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
-----------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
-----------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
-----------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
-----------------------------------------------------------------------------

Rate Calculation                                          Hospital     Hospital   Long Term
                                 Physician    Pharmacy   Inpatient   Outpatient        Care
1.   Average Cost Per Unit       $   46.41    $  39.70   $  611.26   $   12.37    $  139.87
2.   Units per Eligible              6.969      26.861       1.556       5.050        0.459
3.   Addl'l Capitation Amts.     $    2.96    $   0.09   $    9.89   $    0.02    $    0.00
     Cost per Elig. per Mo.      $   29.91    $  88.96   $   89.15   $    5.23    $    5.35
Adjustments
     a. Demographics                 0.980       0.973       0.961       0.998        0.996
     b. Area                         1.043       1.000       1.000       1.000        1.000
     c. Coverages                    0.900       0.875       0.920       0.973        0.995
     d. Interest                     0.995       0.995       0.995       0.995        0.995
Adjusted Base Cost               $   27.38    $  75.36   $   78.43   $    5.05    $    5.28
3.   Legislative Adjs.               0.941       1.043       0.919       0.931        1.130
4.   Trend Adjustments
     a. Cost per Unit                1.000       1.100       1.050       1.000        1.100
     b. Units per Eligible           1.100       1.210       1.050       1.045        0.950
Projected Cost per Eligible      $   28.34    $ 104.62   $   79.47   $    4.91    $    6.23
5.   Stop Loss Reins.                          Amount    $       0                   Rate
6.   CHDP
7.Fee-for-Service Adj.
Capitation Rate With FQHC
 Increment                                    $ 233.49               $   233.49
                                              /Without
Rate Calculation                                   FQHC
                                  Other        FFSE   Increment      Total
1.   Average Cost Per Unit       $  10.16   $ 69.96     $  0.00
2.   Units per Eligible            21.959     0.120       0.120
3.   Addl't Capitation Amts.     $   0.00   $  0.00     $  0.00
     Cost per Elig. per Mo.      $  18.59   $  0.70     $  0.00   $ 237.89
Adjustments
     a. Demographics                1.006     0.989       0.989
     b. Area                        1.000     1.000       1.000
     c. Coverages                   0.878     0.863       0.863
     d. Interest                    0.995     0.995       0.995
Adjusted Base Cost               $  16.34   $  0.59     $  0.00   $ 208.43
3.   Legislative Adjs.              0.923     0.932       0.932
4.   Trend Adjustments
     a. Cost per Unit               1.100     1.000       1.000
     b. Units per Eligible          1.000     1.000       1.000
Projected Cost per Eligible      $  16.59   $  0.55     $  0.00   $ 240.71
5.   Stop Loss Reins.                 0.0%             Premium        0.00
6.   CHDP                                                             0.00
7.Fee-for-Service Adj.               -3.0%                           (7.22)
Capitation Rate With FQHC
 Increment

Plan Name:                  Molina Medical Center               Plan #:       356                Date:              04-May-99
County:                     San Bernardino                      Plan Type:    Commercial Plan    Base Period:       FY 96/97
Aid Code Grouping:          Child

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
-------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
-------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
-------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
-------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
-------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
-------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
-------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
-------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
-------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
-------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
-------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
-------------------------------------------------------------------------------

                                                           Hospital     Hospital   Long Term
Rate Calculation                 Physician    Pharmacy    Inpatient   Outpatient        Care
1.   Average Cost Per Unit        $  67.42    $  13.64   $ 1,120.53   $    16.21    $ 469.38
2.   Units per Eligible              4.035       3.411        0.465        1.518       0.007
3.   Addt'l Capitation Amts.      $   0.23    $   0.03   $     2.90   $     0.00    $   0.00
     Cost per Elig. per Mo.       $  22.90    $   3.91   $    46.32   $     2.05    $   0.27
Adjustments
     a. Demographics                 1.212       1.021        1.342        1.157       1.000
     b. Area                         1.043       1.000        1.000        1.000       1.000
     c. Coverages                    0.974       0.984        0.952        0.973       0.996
     d. Interest                     0.995       0.995        0.995        0.995       0.995
Adjusted Base Cost                $  28.05    $   3.91   $    58.88   $     2.30    $   0.27
3   Legislative Adjs                 1.076       1.047        0.999        1.024       1.134
4.   Trend Adjustments
     a. Cost per Unit                1.000       1.100        1.050        1.000       1.000
     b. Units per Eligible           0.950       1.000        1.050        0.950       1.050
Projected Cost per Eligible       $  28.67    $   4.50   $    64.85   $     2.24    $   0.32
5.   Stop Loss Reins.                          Amount    $        0                   Rate
6.   CHDP
7.Fee-for-Service Adj.
Capitation Rate With FQHC
 Increment                                    $ 106.43                $    106.35
                                              /Without
                                                  FQHC
Rate Calculation                   Other      FFSE   Increment      Total
1.   Average Cost Per Unit       $ 20.69   $ 68.10     $  7.33
2.   Units per Eligible            1.958     0.132       0.132
3.   Addt'l Capitation Amts.     $  0.00   $  0.00     $  0.00
     Cost per Elig. per Mo.      $  3.38   $  0.75     $  0.08   $  79.68
Adjustments
     a. Demographics               1.080     1.084       1.084
     b. Area                       1.000     1.000       1.000
     c. Coverages                  0.815     0.970       0.970
     d. Interest                   0.995     0.995       0.995
Adjusted Base Cost               $  2.96   $  0.78     $  0.08   $  97.23
3   Legislative Adjs               1.090     1.031       1.031
4.   Trend Adjustments
     a. Cost per Unit              0.950     1.000       1.000
     b. Units per Eligible         1.050     1.000       1.000
Projected Cost per Eligible      $  3.22   $  0.80     $  0.08   $ 104.68
5.   Stop Loss Reins.                0.0%             Premium        0.00
6.   CHDP                                                            5.04
7.Fee-for-Service Adj.              -3.0%                           (3.29)
Capitation Rate With FQHC
 Increment

Plan Name:                  Molina Medical Center               Plan #:       356                Date:              04-May-99
County:                     Riverside                           Plan Type:    Commercial Plan    Base Period:       FY 96/97
Aid Code Grouping:          Adult

                                                                                                                 CI for 95-23637
The Rate Period is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

                                                           Hospital     Hospital   Long Term
Rate Calculation                 Physician    Pharmacy    Inpatient   Outpatient        Care
1.   Average Cost Per Unit       $   90.48    $  17.11   $ 1,140.81   $    15.76   $  812.04
2.   Units per Eligible             21.541       5.818        5.446        4.679       0.000
3.   Addt'l Capitation Amts.     $    0.37    $   0.06   $    35.62   $     0.08   $    0.00
     Cost per Elig. per Mo.      $  162.79    $   8.36   $   553.36   $     6.23   $    0.00
Adjustments
     a. Demographics                 1.000       1.000        1.000        1.000       1.000
     b. Area                         1.043       1.000        1.000        1.000       1.000
     c. Coverages                    0.999       0.999        0.999        0.989       1.000
     d. Interest                     0.995       0.995        0.995        0.995       0.995
Adjusted Base Cost               $  168.77    $   8.31   $   550.04   $     6.13   $    0.00
3.   Legislative Adjs.               1.029       1.054        1.000        1.022       1.102
4.   Trend Adjustments
     a. Cost per Unit                1.000       1.100        1.050        1.000       1.000
     b. Units per Eligible           0.950       1.000        1.050        0.950       1.050
Projected Cost per Eligible      $  164.98    $   9.63   $   606.42   $     5.95   $    0.00
5.   Stop Loss Reins.                          Amount    $        0                   Rate
6.   CHDP
7.Fee-for-Service Adj.
Capitation Rate With FQHC
 Increment                                    $ 790.89                $   790.53
                                              /Without
Rate Calculation                                   FQHC
                                    Other      FFSE   Increment      Total
1.   Average Cost Per Unit       $  36.13   $ 68.10     $  7.33
2.   Units per Eligible            10.172     0.577       0.577
3.   Addt'l Capitation Amts.     $   0.00   $  0.00     $  0.00
     Cost per Elig. per Mo.      $  30.63   $  3.28     $  0.35   $ 765.00
Adjustments
     a. Demographics                1.000     1.000       1.000
     b. Area                        1.000     1.000       1.000
     c. Coverages                   0.809     0.995       0.995
     d. Interest                    0.995     0.995       0.995
Adjusted Base Cost               $  24.66   $  3.25     $  0.35   $ 761.51
3.   Legislative Adjs.              1.004     1.015       1.015
4.   Trend Adjustments
     a. Cost per Unit               0.950     1.000       1.000
     b. Units per Eligible          1.050     1.000       1.000
Projected Cost per Eligible      $  24.70   $  3.30     $  0.36   $ 815.34
5.   Stop Loss Reins.                 0.0%             Premium        0.00
6.   CHDP                                                             0.00
7.Fee-for-Service Adj.               -3.0%                          (24.45)
Capitation Rate With FQHC
 Increment

Plan Name:                  Molina Medical Center               Plan #:       356                Date:              04-May-99
County:                     San Bernardino                      Plan Type:    Commercial Plan    Base Period:       FY 96/97
Aid Code Grouping:          AIDS

                                                                                                                 CI for 95-23637
The Rate Period Is October 1,1998 to September 30, 1999     Capitation Payments at the Beginning of the Month    Attachment 1

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Ajphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

                                                          Hospital      Hospital   Long Term
Rate Calculation                 Physician    Pharmacy   Inpatient    Outpatient        Care
1.   Average Cost Per Unit       $   32.67    $ 126.04   $  611.26      $  13.79   $  139.87
2.   Units per Eligible             26.584      74.792       3.169         9.882       0.000
3.   Addt'l Capitation Amts.     $    2.96    $   0.09   $    9.89      $   0.02   $    0.00
     Cost per Elig. per Mo.      $   75.33    $ 785.66   $  171.31      $  11.38   $    0.00
Adjustments
     a. Demographics                 1.000       1.000       1.000         1.000       1.000
     b. Area                         1 043       1.000       1.000         1.000       1.000
     c. Coverages                    0.918       0.648       0.957         0.992       0.998
     d. Interest                     0.995       0.995       0.995         0.995       0.995
Adjusted Base Cost               $   71.77    $ 506.56   $  163.12      $  11.23   $    0.00
3.   Legislative Adjs.               0.963       1.006       0.977         0.982       1.186
4.  Trend Adjustments
     a. Cost per Unit                1.000       1.100       1.050         1.000       1.100
     b. Units per Eligible           1.100       1.210       1.050         1.045       0.950
Projected Cost per Eligible      $   76.03    $ 678.28   $  175.70      $  11.52   $    0.00
5.   Stop Loss Reins.                          Amount    $       0                    Rate
6.   CHDP
7.Fee-for-Service Adj.
Capitation Rate With FQHC
 Increment                                    $ 995.00                  $ 995.00
                                              /Without
Rate Calculation                                     FQHC
                                      Other      FFSE   Increment       Total
1.   Average Cost Per Unit         $  42.30   $ 69.96   $   0.00
2.   Units per Eligible              36.392     0.349      0.349
3.   Addt'l Capitation Amts.       $   0.00   $  0.00   $   0.00
     Cost per Elig. per Mo.        $ 128.28   $  2.04   $   0.00   $ 1.174.00
Adjustments
     a. Demographics                  1.000     1.000      1.000
     b. Area                          1.000     1.000      1.000
     c. Coverages                     0.599     0.951      0.951
     d. Interest                      0.995     0.995      0.995
Adjusted Base Cost                 $  76.46   $  1.93   $   0.00   $   831.07
3.   Legislative Adjs.                0.979     0.984      0.984
4.  Trend Adjustments
     a. Cost per Unit                 1.100     1.000      1.000
     b. Units per Eligible            1.000     1.000      1.000
Projected Cost per Eligible        $  82.34   $  1.90   $   0.00   $ 1.025.77
5.   Stop Loss Reins.                   0.0%         Premium             0.00
6.   CHDP                                                                0.00
7.Fee-for-Service Adj.                  3.0                            (30.77)
Capitation Rate With FQHC Increment

[LETTER HEAD OF  DEPARTMENT OF HEALTH SERVICES]

                                  June 1, 1999

     John Molina, M.D.
     Molina Medical Centers, Inc.
     One Golden Shore
     Long Beach, CA 90802

     Dear Dr. Molina :

          In accordance with Article III, Section 3.34.2 of your Contract, the enclosed Change Order authorizes the coverage of aid codes 7A, 47, and 72 and transmits Molina Medical Center, Inc., capitation rates for these aid codes for the period April 1, 1999, to September 30, 1999. The new rates will be effective April 1, 1999.

          If you have any questions, please contact your contract manager.

                                                Sincerely,


                                                /s/
                                                --------------------------------
                                                Susanne M. Hughes
                                                Acting Chief
                                                Medi-Cal Managed Care Division

     Enclosures

[LETTER HEAD OF  DEPARTMENT OF HEALTH SERVICES]

          CHANGE ORDER NUMBER C2 to CONTRACT No. 95-23637 ADDING AID CODES 7A, 47, AND 72 AND CAPITATION RATES FOR THE PERIOD APRIL 1, 1999 TO SEPTEMBER 30, 1999, BY ADDING ADDITIONAL LANGUAGE TO ARTICLE II, SECTION Y, ELIGIBLE BENEFICIARY AND ARTICLE V, SECTIONS 5.3 CAPITATION RATES; AND 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL, Issued May 21, 1999.

1. Article II, Section Y, Eligible Beneficiary, following the words "Medically Indigent Adult - aid code 86", the following words are added "Percent of Poverty - aid codes 7A, 47, and 72."

          All other terms, conditions, and provisions contained in Article II, Section Y remain unchanged.

2.        5.3  CAPITATION RATES

            FOR THE PERIOD 04/01/99 - 09/30/99

                 GROUP                    AID CODES                  RATE
            ----------------------------------------------------------------
            Percent of Poverty          7A                         $   54.11
            ----------------------------------------------------------------
            Percent of Poverty          47/72                      $   60.05
            ----------------------------------------------------------------

          In the future, DHS may be splitting existing aid codes into new aid codes. The new split aid codes will be in the same aid code group category as the original aid code. If DHS establishes new aid codes by splitting existing aid codes, Contractor agrees to accept Eligible Beneficiaries with these new aid codes as Members and to provide covered services to these Members at the monthly capitation rate specified for the original aid code group category. The Department shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practicable after such aid code splits occur.

          All other terms, conditions, and provisions contained in Section 5.3 remain unchanged.

3.        5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL.

          The actuarial basis for the determination of the capitation payment rates for Aid Codes 7A, 47, and 72 is outlined in Attachment 1 (consisting of 2 pages).

4. All other terms, conditions, and provisions contained in Section 5.4 remain unchanged.

Id Group  Poverty - 7A        Base:           Statewide Family Age Adjusted
                              Base Period:    FY 96/97
Payments at End of Month

          Services==>                                               Hospital     Hospital    Nursing
                                          Physician    Pharmacy    Inpatient   Outpatient   Facility    Other

1. Base Cost                               $  10.40   $    6.74   $    13.64    $    3.91   $   0.24  $  8.30
2. Age/Sex Adjustments                        1.000       1.000        1.000        1.000      1.000    1.000
3. Eligibility Adjustments                    1.000       1.000        1.000        1.000      1.000    1.000
4. Coverage Adjustments                       0.997       0.997        0.999        0.964      1.000    0.891
5. Interest Offset                            0.995       1.001        0.991        0.993      0.998    0.995

Contract Cost FY 96/97                     $  10.32   $    6.73   $    13.50    $    3.74   $   0.24  $  7.36

6. Legislative Adjustments                    1.044       0.740        0.985        1.021      1.061    1.150
7. Trend Adjustments
          a. Cost per Unit                    1.000       1.308        1.055        0.970      1.000    1.445
          b. Utilization                      1.000       1.027        1.050        1.000      1.107    1.000

Projeced Cost 10/98-9/99                   $  10.77   $    6.69   $    14.73    $    3.70   $   0.28  $ 12.23

8. CHDP

9. Administrative Allowance                                                                      1.6%

Fee-for-Service Equivalent Cost

Fee-for-Service Adj.                                                                              94%

Capitation Rate with FQHC increment

Capitation Rate without FQHC increment

          Services==>                               FQHC
                                                FFSE    Increment     Total

1. Base Cost                               $    2,98   $     1.21   $ 47.42
2. Age/Sex Adjustments                         1.000        1.000
3. Eligibility Adjustments                     1.000        1.000
4. Coverage Adjustments                        0.991        0.991
5. Interest Offset                             0.998        0.998

Contract Cost FY 96/97                     $    2.94   $     1.20   $ 46.03

6. Legislative Adjustments                     1.024        1.024
7. Trend Adjustments
          a. Cost per Unit                     1.071        1.071
          b. utilization                       1.265        1.265

Projeced Cost 10/98-9/99                   $    4.08   $     1.66   $ 54.14

8. CHDP                                                             $  2.54

9. Administrative Allowance                                         $  0.88

Fee-for-Service Equivalent Cost                                     $ 57.56

Fee-for-Service Adj.                                                  (3.45)

Capitation Rate with FQHC increment                                 $ 54.11

Capitation Rate without FQHC increment                              $ 52.55

                                     1 of 2

Id Group  Poverty - 47/72
                                          Base:           Statewide
                                          Base Period:    FY 96/97

Payments at End of Month

                                                                     Hospital    Hospital    Nursing
        Services ==>                       Physician    Pharmacy    Inpatient   Outpatient   Facility    Other

1. Base Cost                                 $ 10.66     $  7.27      $ 20.52      $  5.31   $   0.14  $  2.92
2. Age/Sex Adjustments                         1.000       1.000        1.000        1.000      1.000    1.000
3. Eligibility Adjustments                     1.000       1.000        1.000        1.000      1.000    1.000
4. Coverage Adjustments                        0.997       0.997        0.999        0.964      1.000    0.891
5. Interest Offset                             0.995       1.001        0.991        0.993      0.998    0.995

Contract Cost FY 96/97                       $ 10.57     $  7.25      $ 20.32      $  5.09   $   0.14  $  2.59

6. Legislative Adjustments                     1.044       0.740        0.985        1.021      1.061    1.150
7. Trend Adjustments
          a. Cost per Unit                     1.000       1.306        1.055        0.970      1.000    1.445
          b. Utilization                       1.000       1.027        1.050        1.000      1.107    1.000

Project Cost 10/98-9/99                      $ 11.04     $  7.21      $ 22.17      $  5.04   $   0.16  $  4.30

8. CHDP

9. Administrative Allowance                                                                       1.6%

Fee-for-Service Equivalent Cost

Fee-for-Service Adj.                                                                               94%

Capitation Rate with FQHC increment

Capitation Rate without FQHC increment


Payments at End of Month
                                                    FQHC
        Services==>                             FFSE   Increment     Total

1. Base Cost                               $    5.42   $    2.21   $ 54.45
2. Age/Sex Adjustments                         1.000       1.000
3. Eligibility Adjustments                     1.000       1.000
4. Coverage Adjustments                        0.991       0.991
5. Interest Offset                             0.998       0.998

Contract Cost FY 96/97                     $    5.36   $    2.18   $ 53.50

6. Legislative Adjustments                      1024
7. Trend Adjustments
          a. Cost per Unit                     1.071       1.071
          b. Utilization                       1.265       1.265

Project Cost 10/98-9/99                    $    7.44   $    3.02   $ 60.38

8. CHDP                                                            $  2.54

9. Administrative Allowance                                        $  0.96

Fee-for-Service Equivalent Cost                                    $ 63.88

Fee-for-Service Adj.                                                 (3.83)

Capitation Rate with FQHC increment                                $ 60.05

Capitation Rate without FQHC increment                             $ 57.21


                                     2 of 2

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

                                  July 1, 1999
John Molina, M.D.
Molina Medical Centers, Inc.
One Golden Share
Long Beach, CA 90802

Dear Dr. Molina:

     In accordance with Article III, Section 3.34.2 of your Contract, the enclosed Change Order authorizes the change in rates for FQHC and RHC subcontracts and transmits Molina Medical Centers, Inc. rates for the period July 1, 1999 through September 30, 1999. This Change Order also changes contract Sections 3.27.6, Federally Qualified Health Centers/Rural Health Clinics; 5.3 Capitation Rates; 5.4 Capitation Rates Constitute Payment in Full; 5.13 FQHC and RHC Risk Corridor Payments; 6.3.6 Submittal of FQHC and RHC payment information and 6.6.21 FQHC and RHC Contracts. The new rates will appear in your capitation rate beginning July 1, 1999.

     If you have any questions, please contact your contract manager.

                                               Sincerely,


                                               /s/
                                               Susanne M. Hughes
                                               Acting Chief
                                               Medi-Cal Managed Care Division

Enclosures

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

CHANGE ORDER NUMBER C3 TO CONTRACT NO. 95-23637 BY CHANGING CONTRACT SECTIONS
3.27.6 FEDERALLY QUALIFIED HEALTH CENTERS/RURAL HEALTH CLINICS; 5.3 CAPITATION RATES; 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL; 5.13 FQHC/RHC RISK CORRIDOR PAYMENTS; 6.3.6 SUBMITTAL OF FQHC AND RHC PAYMENT INFORMATION AND
6.6.21 FQHC AND RURAL HEALTH CLINIC (RHC) CONTRACTS. Issued July 1,1999.

1.   3.27.6      FEDERALLY QUALIFIED HEALTH CENTERS/RURAL HEALTH CLINICS

     A. Contractor shall not enter into a Subcontract with a Federally Qualified Health Center (FQHC) or a Rural Health Clinic (RHC) unless DHS approves the provisions regarding rates, which shall be subject to the standard that they be reasonable, as determined by DHS, in relation to the services to be provided, in accordance with Article VI, Section 6.6.21 FQHC and RHC Contracts. In Subcontracts where the FQHC or RHC has made the election to be reimbursed on a reasonable cost basis by the State, provisions shall be included that require the subcontractor to keep a record of the number of visits by plan Members separate from Fee-For-Service Medi-Cal beneficiaries, in addition to any other data reporting requirements of the Subcontract. The provisions of this section shall end June 30, 1999.

     B. The provisions of this section shall apply beginning July 1, 1999. Contractor shall submit to DHS, within 30 days of a request and in the form and manner specified by DHS, for each of Contractor's FQHC and RHC Subcontracts the services provided and the reimbursement level and amount. Further, Contractor shall certify to DHS that pursuant to Welfare and Institutions Code, Section 14087.325(b) and (d), as amended by Chapter 894/Statutes of 1998, that FQHC and RHC Subcontract terms and conditions are the same as offered to other Subcontractors providing similar scope of service and that reimbursement is not less than the level and amount of payment that Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. Effective July 1, 1999, Contractor shall not be required to pay FQHCs and RHCs at the Medi-Cal interim per visit rate described in
          Section 6.6.22. Rather, Contractor shall be required to pay its FQHC and RHC Subcontractors reimbursement that is

                                     1 of 4

CHANGE ORDER C3
CONTRACT NO. 95-23637

          not less than the level and amount of payment that Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. Effective July 1, 1999, Contractor capitation rates will be reduced to reflect the removal of the requirement to pay FQHCs and RHCs the Medi-Cal interim per visit rate. DHS reserves the right to review and audit Contractor's FQHC and RHC reimbursement at its discretion to ensure compliance with the state and federal law and shall approve all FQHC and RHC Subcontracts consistent with the provisions of Welfare and Institutions Code, Section 14087.325(h).

     C.   Subcontracts with FQHCs shall also meet Contract requirements of
          Article VI, Sections 6.6.20, FQHC services and 6.6.21, FQHC and Rural Health Clinic Subcontracts. Subcontracts with RHCs shall also meet Contract requirements of Article VI, Section 6.6.21

     D. In Subcontracts where a negotiated reimbursement rate is agreed to as total payment, a provision that such rate constitutes total payment shall be included in the Subcontract.

2.   5.3         CAPITATION RATES

     FOR THE PERIOD 7/1/99 - 9/30/99                            RIVERSIDE COUNTY
     ---------------------------------------------------------------------------
            GROUPS                   AID CODES                           RATE
     ---------------------------------------------------------------------------
     Fami1y                01, 0A, 02, 08, 30, 32, 3G, 33,             $   78.41
                           3H, 34, 35, 38, 39, 3A, 3C,
                           3N, 3P, 3R, 3U, 3R, 40, 54,
                           59, 7X; CalWORKS: 3E, 3L,
                           3M
     ---------------------------------------------------------------------------
     Disabled              20, 24, 26, 28, 36, 60, 64, 66,             $  222.61
                           68, 6A, 6C, 6N, 6P, 6R
     ---------------------------------------------------------------------------
     Aged                  10, 14, 16, 18                              $  160.47
     ---------------------------------------------------------------------------
     Child                 03, 04, 45, 4C, 4K, 5K, 82                  $   92.75
     ---------------------------------------------------------------------------
     Adult                 86                                          $  705.26
     ---------------------------------------------------------------------------
     AIDS Beneficiary                                                  $  962.42
     ---------------------------------------------------------------------------
     Percent of Poverty    7A                                          $   52.55
     ---------------------------------------------------------------------------
     Percent of Poverty    47.72                                       $   57.21
     ---------------------------------------------------------------------------

                                     2 of 4

Change order c3
contract no. 95-23637

     For the period 7/1/99 - 9/30/99                       SAN BERNARDINO COUNTY
     ---------------------------------------------------------------------------
            GROUPS                    AID CODES                        RATE
     ---------------------------------------------------------------------------
     Family                01, 0A, 02, 08, 30, 32, 3G, 33,            $    80.41
                           3H, 34, 35, 38, 39, 3A, 3C,
                           3N, 3P, 3R, 3U, 40, 54, 59,
                           7X; Cal WORKS: 3E, 3L, 3M
     ---------------------------------------------------------------------------
     Disabled              20, 24, 26, 28, 36, 60, 64, 66,            $   233.49
                           68, 6A, 6C, 6N, 6P, 6R
     ---------------------------------------------------------------------------
     Aged                  10, 14, 16, 18                             $   163.77
     ---------------------------------------------------------------------------
     Child                 03, 04, 45, 4C, 4K, 5K, 82                 $   106.35
     ---------------------------------------------------------------------------
     Adult                 86                                         $   790.53
     ---------------------------------------------------------------------------
     AIDS Beneficiary                                                 $   995.00
     ---------------------------------------------------------------------------
     Percent of Poverty    7A                                         $    52.55
     ---------------------------------------------------------------------------
     Percent of Poverty    47,72                                      $    57.21
     ---------------------------------------------------------------------------

3.   5.4         CAPITATION RATES CONSTITUTE PAYMENT IN FULL

     The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 16 pages).

     All other terms, conditions, and provisions contained in Section 5.4 remain unchanged.

4.   5.13        FQHC/RHC RISK CORRIDOR PAYMENTS

     For service periods beginning October 1, 1997 and through June 30, 1999 provided that Contractor has submitted expenditure data to DHS in the form and manner specified by DHS, DHS shall perform reconciliations to determine the variance between the contractor's actual FQHC/RHC expenses and the amount they were paid through capitation rates for FQHC/RHC services.

     For each annual reconciliation, if, pursuant to subcontracts with FQHCs and RHCs that have been reviewed and approved in writing by DHS, Contractor has paid subcontracting FQHCs and RHCs in the aggregate interim rate payments an amount greater than 110 percent of the dollar value of FQHC and RHC interim rate payments included in Contractor's capitation rates, DHS shall pay Contractor the amount in excess of 110 percent.

     For each annual reconciliation, if, pursuant to subcontracts with FQHCs and RHCs that have been reviewed and approved in writing by DHS, Contractor has paid subcontracting FQHCs and RHCs in the aggregate an amount less than 90 percent of the dollar value of FQHC and RHC interim rate payments included in Contractor's capitation rates,

                                     3 of 4

CHANGE ORDER C3
CONTRACT NO. 95-23637

     Contractor shall refund the amount below 90 percent to DHS. DHS may recover amounts owed by Contractor pursuant to this section through an offset to the capitation payments made to Contractor, pursuant to Section 5.11(C), Recovery of Capitation Payments.

     All reconciliations shall be subject to an annual reconciliation audit at which time payments to or recoupments from Contractor shall be finalized.

5.   6.3.6       SUBMITTAL OF FQHC AND RHC PAYMENT INFORMATION

     Effective with the October 1997 month of service, Contractor shall keep a record of the number of visits by plan Members to each FQHC and RHC contracting with Contractor and related payment information, and shall submit this information to DHS in the frequency, format, and manner specified by DHS. This requirement shall remain in effect for service periods through the June 30, 1999.

6.   6.6.21      FQHC AND RURAL HEALTH CLINIC (RHC) CONTRACTS

     A. This requirement shall remain in effect for service periods through June 30, 1999. Notwithstanding Article III, Section 3.26.4, Departmental Approval - Federally Qualified HMOs, Contractor shall not enter into any contract with an FQHC or RHC for provision of Covered Services to Members without prior approval by DHS. All contracts with FQHCs or RHCs shall provide reimbursement to the FQHC or RHC on the basis of each center's or clinic's Medi-Cal interim per visit rate, applicable on the date the reimbursable services were provided, as established by DHS, unless:

          1. DHS has approved in writing an alternate reimbursement methodology; or

          2. The FQHC or RHC agrees to be reimbursed on an at-risk basis and such agreement is contained in the contract with the center or clinic. In contracts where the negotiated rate is agreed to as total payment, the contract shall state that such payment constitutes total payment to the entity.

     B. To the extent that Indian Health Service facilities qualify as FQHCs or RHCs, the same reimbursement requirements shall apply to contracts with Indian Health Service facilities.

7. All other terms, conditions, and provisions contained in Section 5.4 remain unchanged.

                                     4 of 4

Plan Name:                Molina Medical Center         Plan #:     355                      Date:         04-May-99
County:                   Riverside                     Plan Type:  Commercial Plan          Base Period:  FY 96/97
Aid Code Grouping:        Family

The Rate Period is October 1, 1998 to September 30,1999

Capitation Payments at the Beginning of the Month        C3 to Contract 95-23637
                                                         Attachment 1
                                                         Page 1 of 16

 Coverages
 -----------------------------------------------------------------------------
     CCS Indicated Claims                              NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Mental Health Outpatient Services                 NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Mental Health Pharmacy Costs                      NOT Covered by the Plan
     -------------------------------------------------------------------------
     Mental Health Hospital Inpatient Services         NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Eyewear                                           NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Heroin Detoxification                             NOT Covered by the Plan
 -----------------------------------------------------------------------------
     AIDS Waiver Services                              NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Adult Day Health Care                             NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Chiropractor/Acupuncture                          NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Local Education Authority                         NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Alphafeto Protein Testing                         NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Long Term Care for month of entry plus one        Covered by the Plan
 -----------------------------------------------------------------------------
     Long Term Care after month of entry plus one      NOT Covered by the Plan
 -----------------------------------------------------------------------------
     Special AIDS drugs                                NOT Covered by the Plan
 -----------------------------------------------------------------------------

   Rate Calculation
                                                                   Hospital       Hospital       Long Term
                                    Physician       Pharmacy      Inpatient     Outpatient            Care          Other
1. Average Cost Per Unit         $      69.46   $      19.88   $     864.71   $      16.16    $     812.04   $      20.09
2. Units per Eligible                   4.014          4.683          0.373          2.146           0.004          3.532
3. Addt'l Capitation Amts.       $       0.37   $       0.05   $       4.62   $       0.01    $       0.00   $       0.00
   Cost per Elig. per Mo.        $      23.60   $       7.81   $      31.50   $       2.90    $       0.27   $       5.91
Adjustments
   a. Demographics                      1.004          0.976          1.023          1.002           1.000          0.985
   b. Area                              1.043          1.000          1.000          1.000           1.000          1.000
   c. Coverages                         0.975          0.992          0.968          0.956           0.995          0.833
   d. Interest                          0.995          0.995          0.995          0.995           0.995          0.995
Adjusted Base Cost               $      23.97   $       7.52   $      31.04   $       2.76    $       0.27   $       4.82
3. Legislative Adjs.                    1.053          1.053          0.998          1.023           1.141          1.046
4. Trend Adjustments
   a. Cost per Unit                     1.000          1.100          1.050          1.000           1.000          0.950
   b. Units per Eligible                0.950          1.000          1.050          0.950           1.050          1.050
Projected Cost per Eligible      $      23.98   $       8.71   $      34.15   $       2.68    $       0.32   $       5.03
5. Stop Loss Reins.                         Amount             $          0               Rate                        0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                              -3.0%
Capitation Rate with FQHC
 Increment                                      $      78.73 / Without        $      78.41

   Rate Calculation                        FQHC
                                         FFSE      Increment          Total
1. Average Cost Per Unit         $      68.39   $      24.41
2. Units per Eligible                   0.168          0.168
3. Addt'l Capitation Amts.       $       0.00   $       0.00
   Cost per Elig. per Mo.        $       0.96   $       0.34   $      73.29
Adjustments
   a. Demographics                      0.994          0.994
   b. Area                              1.000          1.000
   c. Coverages                         0.935          0.935
   d. Interest                          0.995          0.995
Adjusted Base Cost               $       0.89   $       0.31   $      71.58
3. Legislative Adjs.                    1.027          1.027
4. Trend Adjustments
   a. Cost per Unit                     1.000          1.000
   b. Units per Eligible                1.000          1.000
Projected Cost per Eligible      $       0.91   $       0.32   $      76.10
5. Stop Loss Reins                          Premium                    0.00
6. CHDP                                                                5.06
7. Fee-for-Service Adj.                                               (2.43)
Capitation Rate with FQHC
 Increment

Plan Name:              Molina Medical Center       Plan #:     355                    Date:         04-May-99    C3 to Contract
County:                 Riverside                   Plan Type:  Commercial Plan        Base Period:  FY 96/97      95-23637
Aid Code Grouping:      Aged                                                                                      Attachment 1
                                                                                                                  Page 2 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month


Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                 NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one        Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                NOT Covered by the Plan
--------------------------------------------------------------------------------

 Rate Calculation                                               Hospital      Hospital      Long Term
                                   Physician      Pharmacy     Inpatient    Outpatient           Care         Other
1. Average Cost Per Unit             $ 48.90      $  32.71      $ 287.24      $  10.02        $ 77.33      $   6.41
2. Units per Eligible                  4.472        21.914         1.265         3.306          2.016        12.862
3. Addt'l Capitation Amts.           $  1.29      $   0.00      $   7.41      $   0.02        $  0.00      $   0.00
   Cost per Ellg. per Mo.            $ 19.51      $  59.73      $  37.69      $   2.78        $ 12.99      $   6.87
Adjustments
     a. Demographics                   0.955         1.019         0.957         0.970          1.039         1.025
     b. Area                           1.043         1.000         1.000         1.000          1.000         1.000
     c. Coverages                      0.981         0.996         0.997         0.986          0.997         0.791
     d. Interest                       0.995         0.995         0.995         0.995          0.995         0.995
Adjusted Base Cost                   $ 18.97      $  60.32      $  35.78      $   2.65        $ 13.39      $   5.54
3. Legislative Adjs.                   0.939         1.049         0.926         0.931          1.140         0.927
4. Trend Adjustments
   a. Cost per Unit                    1.100         1.100         1.100         1.050          1.000         1.050
   b. Units per Eligible               1.100         1.155         1.100         1.100          1.000         0.950
Projected Cost per Eligible          $ 21.55      $  80.39      $  40.09      $   2.85        $ 15.26      $   5.12
5. Stop Loss Reins.                          Amount             $      0                Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                        -3.0%
Capitation Rate With FQHC Increment               $ 160.47 / Without          $ 160.47

 Rate Calculation                              FQHC
                                          FFSE     Increment           Total

1. Average Cost Per Unit               $ 28.59     $    0.00
2. Units per Eligible                    0.132         0.132
3. Addt'l Capitation Amts.             $  0.00     $    0.00
   Cost per Elig. per Mo.              $  0.31     $    0.00        $ 139.88
Adjustments
     a. Demographics                     0.970         0.970
     b. Area                             1.000         1.000
     c. Coverages                        0.603         0.603
     d. Interest                         0.995         0.995
Adjusted Base Cost                     $  0.18     $    0.00        $ 136.83
3. Legislative Adjs.                     0.926         0.926
4. Trend Adjustments
   a. Cost per Unit                      1.000         1.000
   b. Units per Eligible                 1.000         1.000
Projected Cost per Eligible            $  0.17     $    0.00        $ 165.43
5. Stop Loss Reins.                           Premium                   0.00
6. CHDP                                                                 0.00
7. Fee-for-Service Adj.                                                (4.96)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center       Plan #:    355                     Date:           04-May-99   C3 to Contract
County:                 Riverside                   Plan Type: Commercial Plan         Base Period:    FY 96/97    95-23637
Aid Code Grouping:      Disabled                                                                                   Attachment 1
                                                                                                                   Page 3 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                Hospital      Hospital      Long Term
                                   Physician      Pharmacy     Inpatient    Outpatient           Care         Other
1. Average Cost Per Unit             $ 46.41      $  39.70      $ 485.15      $  12.37      $ 139.87      $  10.16
2. Units per Eligible                  6.873        26.861         1.556         5.050         0.459        21.959
3. Addt'l Capitation Amts.           $  2.96      $   0.09      $   9.89      $   0.02      $   0.00      $   0.00
   Cost per Elig. per Mo.            $ 29.54      $  88.96      $  72.80      $   5.23      $   5.35      $  18.59
Adjustments
    a. Demographics                    0.983         0.989         0.981         0.998         1 000         1.015
    b. Area                            1.043         1.000         1.000         1.000         1.000         1.000
    c. Coverages                       0.900         0.875         0.920         0.973         0.995         0.878
    d. Interest                        0.995         0.995         0.995         0.995         0.995         0.995
Adjusted Base Cost                   $ 27.12      $  76.60      $  65.37      $   5.05      $   5.30       $ 16.48
3. Legislative Adjs.                   0.941         1.043         0.919         0.931         1.130         0.923
4. Trend Adjustments
    a. Cost per Unit                   1.000         1.100         1.050         1.000         1.100         1.100
    b. Units per Eligible              1.100         1.210         1.050         1.045         0.950         1.000
Projected Cost per Eligible          $ 28.07      $ 106.34      $  66.23      $   4.91      $   6.26      $  16.73
5. Stop Loss Reins.                          Amount             $      0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                       -3.0%
Capitation Rate With FQHC Increment               $ 222.61 / Without          $ 222.61

Rate Calculation                            FQHC
                                        FFSE     Increment         Total
1. Average Cost Per Unit             $ 66.52     $   0.00
2. Units per Eligible                  0.216        0.216
3. Addt'l Capitation Amts.           $  0.00     $   0.00
   Cost per Elig. per Mo.            $  1.20     $   0.00        $ 221.67
Adjustments
    a. Demographics                    0.987        0.987
    b. Area                            1.000        1.000
    c. Coverages                       0.863        0.863
    d. Interest                        0.995        0.995
Adjusted Base Cost                   $  1.02     $   0.00        $ 196.94
3. Legislative Adjs.                   0.932        0.932
4. Trend Adjustments
    a. Cost per Unit                   1.000        1.000
    b. Units per Eligible              1.000        1.000
Projected Cost per Eligible          $  0.95     $   0.00        $ 229.49
5. Stop Loss Reins.                        Premium                   0.00
6. CHDP                                                              0.00
7. Fee-for-Service Adj.                                             (6.88)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    355               Date:           04-May-99    C3 to Contract
County:                 Riverside                Plan Type: Commercial Plan   Base Period:    FY 96/97     95-23637
Aid Code Grouping:      Child                                                                              Attachment 1
                                                                                                           Page 4 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Oulpatient Services                 NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                         MOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one        Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                               Hospital       Hospital      Long Term
                                    Physician    Pharmacy      Inpatient     Outpatient          Care         Other
1. Average Cost Per Unit             $ 67.42     $ 13.64       $ 889.41       $  16.21      $ 469.38       $ 20.69
2. Units per Eligible                  3.999       3.411          0.465          1.516         0.007         1.958
3. Addt'l Capitation Amts.           $  0.23     $  0.03       $   2.90       $   0.00      $   0.00       $  0.00
   Cost per Elig. per Mo.            $ 22.70     $  3.91       $  37.36       $   2.05      $   0.27       $  3.38
Adjustments
    a. Demographics                    1.181       1.019          1.321          1.114         1.000         1.165
    b. Area                            1.043       1.000          1.000          1.000         1.000         1.000
    c. Coverages                       0.974       0.984          0.952          0.973         0.996         0.815
    d. Interest                        0.995       0.995          0.995          0.995         0.995         0.995
Adjusted Base Cost                   $ 27.10     $  3.90       $  46.75       $   2.21      $   0.27       $  3.19
3. Legislative Adjs.                   1.076       1.047          0.999          1.024         1.134         1.090
4. Trend Adjustments
   a. Cost per Unit                    1 000       1.100          1.050          1.000         1.000         0.950
   b. Units per Eligible               0.950       1.000          1.050          0.950         1.050         1.050
Projected Cost per Eligible          $ 27.70     $  4.49       $  51.49       $   2.15      $   0.32       $  3.47
5. Stop Loss Reins.                         Amount             $      0                Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                       -3.0%
Capitation Rate With FQHC Increment            $93.09 / Without               $  92.75

Rate Calculation                              FQHC
                                        FFSE     Increment         Total

1. Average Cost Per Unit                $ 68.39    $   24.41
2. Units per Eligible                     0.168        0.168
3. Addt'l Capitation Amts.              $  0.00    $    0.00
   Cost per Etlg. per Mo.               $  0.96    $    0.34        $  70.97
Adjustments
    a. Demographics                       1.003        1.003
    b. Area                               1.000        1.000
    c. Coverages                          0.970        0.970
    d. Interest                           0.995        0.995
Adjusted Base Cost                      $  0.93    $    0.33        $  84.68
3. Legislative Adjs.                      1.031        1.031
4. Trend Adjustments
   a. Cost per Unit                       1.000        1.000
   b. Units per Eligible                  1.000        1.000
Projected Cost per Eligible             $  0.96    $    0.34        $  90.92
5. Stop Loss Reins.                              Premium                0.00
6. CHDP                                                                 5.04
7. Fee-for-Service Adj.                                               (2.87)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    355               Date:           04-May-99      C3 to Contract
County:                 Riverside                Plan Type: Commercial Plan   Base Period:    FY 96/97       95-23637
Aid Code Grouping:      Adult                                                                                Attachment 1
                                                                                                             Page 5 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Oulpatient Services                 NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one        Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                Hospital      Hospital      Long Term
                                   Physician      Pharmacy     Inpatient    Oulpatient           Care         Other
1. Average Cost Per Unit            $  90.48     $  17.11       $ 964.66       $  15.76      $ 812.04       $ 36.13
2. Units per Eligible                 21.383        5.818          5.446          4.679         0.000        10.172
3. Addt'l Capitation Amts.          $   0.37     $   0.06       $  35.62       $   0.08      $   0.00       $  0.00
   Cost per Elig. per Mo.           $ 161.60     $   8.36       $ 473.41       $   6.23      $   0.00       $ 30.63
Adjustments
    a. Demographics                    1.000        1.000          1.000          1.000         1.000         1 000
    b. Area                            1.043        1.000          1.000          1.000         1 000         1.000
    c. Coverages                       0.999        0.999          0.999          0.989         1.000         0.809
    d. Interest                        0.995        0.995          0.995          0.995         0.995         0.995
Adjusted Base Cost                  $ 167.54     $   8.31       $ 470.57       $   6.13      $   0.00       $ 24.66
3. Legislative Adjs.                   1.029        1.054          1.000          1.022         1.102         1.004
4. Trend Adjustments
   a. Cost per Unit                    1.000        1.100          1.050          1.000         1.000         0.950
   b. Units per Eligible               0.950        1.000          1.050          0.950         1.050         1.050
Projected Cost per Eligible         $ 163.78     $   9.63       $ 518.80       $   5.95      $   0.00       $ 24.70
5. Stop Loss Reins.                        Amount               $      0                Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                        -3.0%
Capitation Rate With FQHC Increment              $ 706.77 /  Without             $ 705.26

Rate Calculation                              FQHC
                                           FFSE    Increment           Total
1. Average Cost Per Unit                $ 68.39    $   24.41
2. Units per Eligible                     0.735        0.735
3. Addt'l Capitation Amts.              $  0.00    $    0.00
   Cost per Elig. per Mo.               $  4.19    $    1.50        $ 685.92
Adjustments
    a. Demographics                       1.000        1.000
    b. Area                               1.000        1.000
    c. Coverages                          0.995        0.995
    d. Interest                           0.995        0.995
Adjusted Base Cost                      $  4.15    $    1.49        $ 682.85
3. Legislative Adjs.                      1.015        1.015
4. Trend Adjustments
   a. Cost per Unit                       1.000        1.000
   b. Units per Eligible                  1.000        1.000
Projected Cost per Eligible             $  4.21    $    1.51        $ 728.58
5. Stop Loss Reins.                              Premium                0.00
6. CHDP                                                                 0.00
7. Fee-for-Service Adj.                                               (21.81)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    355               Date:           04-May-99      C3 to Contract
County:                 Riverside                Plan Type: Commercial Plan   Base Period:    FY 96/97       95-23637
Aid Code Grouping:      AIDS                                                                                 Attachment 1
                                                                                                             Page 6 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                 NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpaitient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one        Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one      NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                Hospital      Hospital      Long Term
                                   Physician      Pharmacy     Inpatient    Outpatient           Care         Other
1. Average Cost Per Unit           $   32.67      $ 126.04     $  485.15      $  13.79       $ 139.87      $  42.30
2. Units per Eligible                 26.305        74.792         3.169         9.882          0.000        36.392
3. Addt'l Capitation Arms.         $    2.96      $   0.09     $    9.89      $   0.02       $   0.00      $   0.00
     Cost per Elig. per Mo.        $   74.57      $ 785.66     $  138.01      $  11.38       $   0.00      $ 128.28
Adjustments
    a. Demographics                    1.000         1.000         1.000         1.000          1.000         1.000
    b. Area                            1 043         1.000         1.000         1.000          1.000         1.000
    c. Coverages                       0.918         0.648         0.957         0.992          0.998         0.599
    d. Interest                        0.995         0.995         0.995         0.995          0.995         0.995
Adjusted Base Cost                 $   71.04      $ 506.56     $  131.42      $  11.23       $   0.00      $  76.46
3. Legislative Adjs.                   0.963         1.006         0.977         0.982          1.186         0.979
4. Trend Adjustments
   a. Cost par Unit                    1.000         1.100         1.050         1.000          1.100         1.100
   b. Units per Eligible               1.100         1.210         1.050         1.045          0.950         1.000
Projected Cost per Eligible        $   75.25      $ 678.28     $  141.56      $  11.52       $   0.00      $  82.34
5. Stop Loss Reins.                       Amount               $       0                Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                        -3.0%
Capitation Rate With FQHC Increment               $ 962.42 / Without          $ 962.42

Rule    Calculation                          FQHC
                                          FFSE    Increment            Total
1. Average Cost Per Unit               $ 66.52    $    0.00
2. Units per Eligible                    0.628        0.628
3. Addt'l Capitation Arms.             $  0.00    $    0.00
     Cost per Elig. per Mo.            $  3.48    $    0.00         $ 1.141.38
Adjustments
    a. Demographics                      1.000        1.000
    b. Area                              1.000        1.000
    c. Coverages                         0.951        0.951
    d. Interest                          0.995        0.995
Adjusted Base Cost                     $  3.29    $    0.00         $   800.00
3. Legislative Adjs.                     0.984        0.984
4. Trend Adjustments
   a. Cost per Unit                      1.000        1.000
   b. Units per Eligible                 1.000        1.000
Projected Cost per Eligible            $  3.24    $    0.00         $   992.19
5. Stop Loss Reins.                              Premium                  0.00
6. CHDP                                                                   0.00
7. Fee-for-Service Adj.
Capitation Rate With FQHC Increment                                      29.77

Aid Group Poverty - 7A                 Base:      Statewide Family Age Adjusted
                                    Base Period : FY 96/97
Payments at End of Month

                                                               Hospital   Hospital     Nursing                         FQHC
             Services ==>              Physician  Pharmacy    Inpatient Outpatient    Facility   Other       FFSE Increment    Total
1. Base Cost                             $ 10.40    $ 6.74     $  13.64   $   3.91     $  0.24   $  8.30   $ 2.98    $ 1.21  $47.42
2. Age/Sex Adjustments                     1.000     1.000        1.000      1.000       1.000     1.000    1.000     1.000
3. Eligibility Adjustments                 1.000     1.000        1.000      1.000       1.000     1.000    1.000     1.000
4. Coverage Adjustments                    0.997     0.997        0.999      0.964       1.000     0.891    0.991     0.991
5. Interest Offset                         0.995     1.001        0.991      0.993       0.998     0.995    0.998     0.998

Contract Cost FY 96/97                   $ 10.32    $ 6.73     $  13.50   $   3.74    $   0.24   $  7.36   $ 2.94    $ 1.20  $46.03

6. Legislative Adjustments                 1.044     0.740        0.985      1.021       1.061     1.150    1.024     1.024
7. Trend Adjustments
           a. Cost per Unit                1.000     1.308        1.055      0.970       1.000     1.445    1.071     1.071
           b. Utilization                  1.000     1.027        1.050      1.000       1.107     1.000    1.265     1.265
Projected Cost 10/98-9/99                $ 10.77    $ 6.69     $  14.73   $   3.70    $   0.28   $ 12.23   $ 4.08    $ 1.66  $54.14

8. CHDP                                                                                                                      $ 2.54

9. Adiministrative Allowance                                                                         1.5%                    $ 0.88

Fee-for-Service Equivalent Cost                                                                                              $57.56

Fee-for-Services Adj.                                                                                  94%                    (3.45)

Capitation Rate with FQHC increment                                                                                          $54.11

Capitation Rate without FQHC increment                                                                                       $52.55

                                                       C3 to Contract 95-23637
                                                       Attachment 1
                                                       Page 7 of 16

Aid Group Poverty - 47/72                                 Base:  Statewide
                                                   Base Period:  FY 96/97
Payments at End of Month

                                                      Hospital     Hospital    Nursing                   FQHC
         Services ==>         Physician   Pharmacy   Inpatient   Outpatient   Facility   Other      FFSE   Increment    Totals

1. Base Cost                  $   10.66   $   7.27   $   20.52   $     5.31   $   0.14   $ 2.92   $ 5.42     $  2.21   $  54.45
2. Age/Sex Adjustments            1.000      1.000       1.000        1.000      1.000    1.000    1.000       1.000
3. Eligibility Adjustments        1.000      1.000       1.000        1.000      1.000    1.000    1.000       1.000
4. Coverage Adjustments           0.997      0.997       0.999        0.964      1.000    0.891    0.991       0.991
5. Interest Offset                0.995      1.001       0.991        0.993      0.998    0.995    0.998       0.998

Contract Cost FY 96/97        $   10.57   $   7.25   $   20.32   $     5.09   $   0.14   $ 2.59   $ 5.36     $  2.18   $  53.50

6. Legislative Adjustments        1.044      0.740       0.985        1.021      1.061    1.150    1.024       1.024
7. Trend Adjustments
        a. Cost per Unit          1.000      1.308       1.055        0.970      1.000    1.445    1.071       1.071
        b. Utilization            1.000      1.027       1.050        1.000      1.107    1.000    1.265       1.265

Projected Cost 10/98-9/99     $   11.04   $   7.21   $   22.17   $     5.04   $   0.16   $ 4.30   $ 7.44     $  3.02   $  60.38

8. CHDP                                                                                                                $   2.54

9. Administrative Allowance                                                                 1.6%                       $   0.96

Fee-for-Service Equivalent
 Cost                                                                                                                  $  63.88

Fee-for-Service Adj.                                                                         94%                          (3.83)

Capitation Rate with FQHC
 increment                                                                                                             $  60.05

Capitation Rate without
 FQHC increment                                                                                                        $  57.21

                                                        C3 to Contract 95-23637
                                                        Attachment 1
                                                        Page 8 of 16

Plan Name:              Molina Medical Center    Plan #:    356                 Date:           04-May-99       C3 to Contract
County:                 San Bernardino           Plan Type: Commercial Plan     Base Period:    FY 96/97        95-23637
Aid Code Grouping:      Family                                                                                  Attachment 1
                                                                                                                Page 9 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month



Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plun
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafelo Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care alter month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                              Hospital       Hospital    Long Term
                                 Physician      Pharmacy     Inpatient     Outpatient         Care         Other
1. Average Cost Per Unit           $ 69.46      $  19.88      $ 978.02      $  16.16      $ 812.04      $  20.09
2. Units per Eligible                4.050         4.683         0.373         2.146         0.004         3.532
3. Addt'l Capitation Amts.         $  0.37      $   0.05      $   4.62      $   0.01      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 23.81      $   7.81      $  35.02      $   2.90      $   0.27      $   5.91
Adjustments
   a. Demographics                   0.997         0.993         0.977         0.987         1.000         0.985
   b. Area                           1.043         1.000         1.000         1.000         1.000         1.000
   c. Coverages                      0.975         0.992         0.968         0.956         0.995         0.833
   d. Interest                       0.995         0.995         0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 24.02      $   7.65      $  32.95      $   2.72      $   0.27      $   4.82
3. Legislative Adjs.                 1.053         1.053         0.998         1.023         1.141         1.046
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100         1.050         1.000         1.000         0.950
   b. Units per Eligible             0.950         1.000         1.050         0.950         1.050         1.050
Projected Cost per Eligible        $ 24.03      $   8.86      $  36.25      $   2.64      $   0.32      $   5.03
5. Stop Loss Reins.                        Amount             $      0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                     -3.0%
Capitation Rate With FQHC
 Increment                                      $  80.48 / Without          $  80.41

Rate Calculation                          FQHC
                                      FFSE    Increment           Total
1. Average Cost Per Unit           $ 68.10     $   7.33
2. Units per Eligible                0.132        0.132
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  0.75     $   0.08        $  76.55
Adjustments
   a. Demographics                   0.992        0.992
   b. Area                           1.000        1.000
   c. Coverages                      0.935        0.935
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  0.69     $   0.07        $  73.19
3. Legislative Adj.                  1.027        1.027
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  0.71     $   0.07        $  77.91
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            5.06
7. Fee-for-Service Adj.                                           (2.49)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    356                 Date:           04-May-99     C3 to Contract
County:                 San Bernardino           Plan Type: Commercial Plan     Base Period:    FY 96/97      95-23637
Aid Code Grouping:      Disabled                                                                              Attachment 1
                                                                                                              Page 10 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafelo Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                              Hospital       Hospital    Long Term
                                 Physician      Pharmacy     Inpatient     Outpatient         Care         Other
1. Average Cost Per Unit           $ 46.41      $  39.70      $ 611.26      $  12.37      $ 139.87      $  10.16
2. Units per Eligible                6.969        26.861         1.556         5.050         0.459        21.959
3. Addt'l Capitation Amts.         $  2.96      $   0.09      $   9.89      $   0.02      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 29.91      $  88.96      $  89.15      $   5.23      $   5.35      $  18.59
Adjustments
   a. Demographics                   0.980         0.973         0.961         0.998         0.996         1.006
   b. Area                           1.043         1.000         1.000         1.000         1.000         1.000
   c. Coverages                      0.900         0.875         0.920         0.973         0.995         0.878
   d. Interest                       0.995         0.995         0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 27.38      $  75.36      $  78.43      $   5.05      $   5.28      $  16.34
3. Legislative Adjs.                 0.941         1.043         0.919         0.931         1.130         0.923
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100         1.050         1.000         1.100         1.100
   b. Units per Eligible             1.100         1.210         1.050         1.045         0.950         1.000
Projected Cost per Eligible        $ 28.34      $ 104.62      $  79.47      $   4.91      $   6.23      $  16.59
5. Stop Loss Reins.                        Amount             $      0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                     -3.0%
Capitation Rate With FQHC
 Increment                                      $ 233.49 / Without          $ 233.49

Rate Calculation                          FQHC
                                      FFSE    Increment          Total
1. Average Cost Per Unit           $ 69.96     $   0.00
2. Units per Eligible                0.120        0.120
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  0.70     $   0.00        $ 237.89
Adjustments
   a. Demographics                   0.989        0.989
   b. Area                           1.000        1.000
   c. Coverages                      0.863        0.863
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  0.59     $   0.00        $ 208.43
3. Legislative Adjs.                 0.932        0.932
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  0.55     $   0.00        $ 240.71
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            0.00
7. Fee-for-Service Adj.                                           (7.22)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    356                 Date:           04-May-99
County:                 San Bernardino           Plan Type: Commercial Plan     Base Period:    FY 96/97
Aid Code Grouping:      Aged

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month
                                                            C3 to Contract 95-23637
                                                            Attachment 1
                                                            Page 11 of 16



Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

C3 to Contract
95-23637
Attachment 1
Page 11 of 16

Rate Calculation                                              Hospital      Hospital     Long Term
                                 Physician      Pharmacy     Inpatient    Outpatient          Care         Other
1. Average Cost Per Unit           $ 48.90      $  32.71      $ 316.16      $  10.02      $  77.33      $   6.41
2. Units per Eligible                4.580        21.914         1.265         3.306         2.016        12.862
3. Addt'l Capitation Amts.         $  1.29      $   0.00      $   7.41      $   0.02      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 19.95      $  59.73      $  40.74      $   2.78      $  12.99      $   6.87
Adjustments
   a. Demographics                   0.963         1.014         0.962         0.975         1.027         1.013
   b. Area                           1.043         1 000         1.000         1.000         1.000         1.000
   c. Coverages                      0.981         0.996         0.997         0.986         0.997         0.791
   d. Interest                       0.995         0.995         0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 19.56      $  60.02      $  38.88      $   2.66      $  13.23      $   5.48
3. Legislative Adjs.                 0.939         1.049         0.926         0.931         1.140         0.927
4. Trend Adjustments
   a. Cost per Unit                  1.100         1.100         1.100         1.050         1.000         1.050
   b. Units per Eligble             1.100         1.155         1.100         1.100         1.000         0.950
Projected Cost per Eligible        $ 22.22      $  79.99      $  43.56      $   2.86      $  15.08      $   5.07
5. Stop Loss Reins.                        Amount             $      0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                     -3.0%
Capitation Rate With FQHC
 Increment                                      $ 163.77 / Without          $ 163.77

Rate Calculation                          FQHC
                                      FFSE    Increment          Total
1. Average Cost Per Unit           $ 50.63     $   0.00
2. Units per Eligible                0.024        0.024
3. Addt'l Capitation Amis.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  0.10     $   0.00        $ 143.16
Adjustments
   a. Demographics                   0.979        0.979
   b. Area                           1.000        1.000
   c. Coverages                      0.603        0.603
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  0.06     $   0.00        $ 139.89
3. Legislative Adjs.                 0.926        0.926
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  0.06     $   0.00        $ 168.84
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            0.00
7. Fee-for-Service Adj.                                           (5.07)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    356                 Date:           04-May-99        C3 to Contract
County:                 San Bernardino           Plan Type: Commercial Plan     Base Period:    FY 96/97         95-23637
Aid Code Grouping:      Child                                                                                    Attachment 1
                                                                                                                 Page 12 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the  Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafelo Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care alter month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                               Hospital     Hospital      Long Term
                                 Physician      Pharmacy      Inpatient    Outpatient          Care        Other
1. Average Cost Per Unit           $ 67.42      $  13.64     $ 1,120.53      $  16.21      $ 469.38      $  20.69
2. Units per Eligible                4.035         3.411          0.465         1.516         0.007         1.958
3. Addt'l Capitation Amts.         $  0.23      $   0.03     $     2.90      $   0.00      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 22.90      $   3.91     $    46.32      $   2.05      $   0.27      $   3.38
Adjustments
   a. Demographics                   1.212         1.021          1.342         1.157         1.000         1.080
   b. Area                           1.043         1.000          1.000         1.000         1.000         1.000
   c. Coverages                      0.974         0.984          0.952         0.973         0.996         0.815
   d. Interest                       0.995         0.995          0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 28.05      $   3.91     $    58.88      $   2.30      $   0.27      $   2.96
3. Legislative Adjs.                 1.076         1.047          0.999         1.024         1.134         1.090
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100          1.050         1.000         1.000         0.950
   b. Units per Eligible             0.950         1.000          1.050         0.950         1.050         1.050
Projected Cost per Eligible        $ 28.67      $   4.50     $    64.85      $   2.24      $   0.32      $   3.22
5. Stop Loss Reins.                        Amount            $        0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                      -3.0%
Capitation Rate With FQHC
 Increment                                      $ 106.43 / Without           $ 106.35

Rate Calculation                          FQHC
                                     FFSE     Increment          Total
1. Average Cost Per Unit           $ 68.10     $   7.33
2. Units per Eligible                0.132        0.132
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  0.75     $   0.08        $  79.66
Adjustments
   a. Demographics                   1.084        1.084
   b. Area                           1.000        1.000
   c. Coverages                      0.970        0.970
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  0.78     $   0.08        $  97.23
3. Legislative Adjs.                 1.031        1.031
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  0.80     $   0.08        $ 104.88
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            5.04
7. Fee-for-Service Adj.                                           (3.29)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    356                 Date:           04-May-99     C3 to Contract
County:                 San Bernardino           Plan Type: Commercial Plan     Base Period:    FY 96/97      95-23637
Aid Code Grouping:      Adult                                                                                 Attachment 1
                                                                                                              Page 13 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                              Hospital       Hospital     Long Term
                                 Physician      Pharmacy     Inpatient     Outpatient          Care        Other
1. Average Cost Per Unit          $  90.48      $  17.11     $ 1,140.81      $  15.76      $ 812.04      $  36.13
2. Units per Eligible               21.541         5.818          5.446         4.679         0.000        10.172
3. Addt'l Capitation Amts.        $   0.37      $   0.06     $    35.62      $   0.08      $   0.00      $   0.00
   Cost per Elig. per Mo.         $ 162.79      $   8.36     $   553.36      $   6.23      $   0.00      $  30.63
Adjustments
   a. Demographics                   1.000         1.000          1.000         1.000         1.000         1.000
   b. Area                           1.043         1.000          1.000         1.000         1.000         1.000
   c. Coverages                      0.999         0.999          0.999         0.989         1.000         0.809
   d. Interest                       0.995         0.995          0.995         0.995         0.995         0.995
Adjusted Base Cost                $ 168.77      $   8.31     $   550.04      $   6.13      $   0.00      $  24.66
3. Legislative Adjs.                 1.029         1.054          1.000         1.022         1.102         1.004
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100          1.050         1.000         1.000         0.950
   b. Units per Eligble              0.950         1.000          1.050         0.950         1.050         1.050
Projected Cost per Eligible       $ 164.98      $   9.63     $   606.42      $   5.95      $   0.00      $  24.70
5. Stop Loss Reins.                        Amount            $        0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                      -3.0%
Capitation Rate With FQHC
 Increment                                      $ 790.89 / Without          $ 790.53

Rate Calculation                          FQHC
                                     FFSE     Increment          Total
1. Average Cost Per Unit           $ 68.10     $   7.33
2. Units per Eligible                0.577        0.577
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  3.28     $   0.35        $ 765.00
Adjustments
   a. Demographics                   1.000        1.000
   b. Area                           1.000        1.000
   c. Coverages                      0.995        0.995
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  3.25     $   0.35        $ 761.51
3. Legislative Adjs.                 1.015        1.015
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligble              1.000        1.000
Projected Cost per Eligible        $  3.30     $   0.36        $ 815.34
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            0.00
7. Fee-for-Service Adj.                                          (24.45)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    356                 Date:           04-May-99      C3 to Contract
County:                 San Bernardino           Plan Type: Commercial Plan     Base Period:    FY 96/97       95-23637
Aid Code Grouping:      AIDS                                                                                   Attachment 1
                                                                                                               Page 14 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month




Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                              Hospital      Hospital     Long Term
                                 Physician      Pharmacy     Inpatient     Outpatient       Care         Other
1. Average Cost Per Unit          $  32.67      $ 126.04     $   611.26     $  13.79      $ 139.87      $  42.30
2. Units per Eligible               26.584        74.792          3.169        9.882         0.000        36.392
3. Addt'l Capitation Amts.        $   2.96      $   0.09     $     9.89     $   0.02      $   0.00      $   0.00
   Cost per Elig. per Mo.         $  75.33      $ 785.66     $   171.31     $  11.38      $   0.00      $ 128.28
Adjustments
   a. Demographics                   1.000         1.000          1.000        1.000         1.000         1.000
   b. Area                           1.043         1.000          1.000        1.000         1.000         1.000
   c. Coverages                      0.918         0.648          0.957        0.992         0.998         0.599
   d. Interest                       0.995         0.995          0.995        0.995         0.995         0.995
Adjusted Base Cost                $  71.77      $ 506.56     $   163.12     $  11.23      $   0.00      $  76.46
3. Legislative Adjs.                 0.963         1.006          0.977        0.982         1.186         0.979
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100          1.050        1.000         1.100         1.100
   b. Units per Eligble              1.100         1.210          1.050        1.045         0.950         1.000
Projected Cost per Eligible       $  76.03      $ 678.28     $   175.70     $  11.52      $   0.00      $  82.34
5. Stop Loss Reins.                        Amount            $        0              Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                     -3.0%
Capitation Rate With FQHC
 Increment                                      $ 995.00 / Without          $ 995.00

Rate Calculation                          FQHC
                                     FFSE     Increment          Total
1. Average Cost Per Unit           $ 69.96     $   0.00
2. Units per Eligible                0.349        0.349
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  2.04     $   0.00       $ 1,174.00
Adjustments
   a. Demographics                   1.000        1.000
   b. Area                           1.000        1.000
   c. Coverages                      0.951        0.951
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  1.93     $   0.00       $   831.07
3. Legislative Adjs.                 0.984        0.984
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  1.90     $   0.00       $ 1,025.77
5. Stop Loss Reins.                      Premium                    0.00
6. CHDP                                                             0.00
7. Fee-for-Service Adj.                                            (30.77)
Capitation Rate With FQHC Increment

Aid Group Poverty - 7A                 Base:      Statewide Family Age Adjusted
                                    Base Period : FY 96/97
Payments at End of Month

                                                             Hospital   Hospital    Nursing                   FQHC
         Services ==>>                Physician   Pharmacy   Inpatient Outpatient   Facility    Other    FFSE     Increment Total
1. Base Cost                           $ 10.40    $  6.74    $  13.64   $   3.91     $  0.24   $  8.30   $ 2.98    $  1.21  $ 47.42
2. Age/Sex Adjustments                   1.000      1.000       1.000      1.000       1.000     1.000    1.000      1.000
3. Eligibility Adjustments               1.000      1.000       1.000      1.000       1.000     1.000    1.000      1.000
4. Coverage Adjustments                  0.997      0.997       0.999      0.964       1.000     0.891    0.991      0.991
5. Interest Offset                       0.995      1.001       0.991      0.993       0.998     0.995    0.998      0.998

Contract Cost FY 96/97                 $ 10.32    $  6.73    $  13.50     $ 3.74    $   0.24   $  7.36   $ 2.94    $  1.20  $ 46.03

6. Legislative Adjustments               1.044      0.740       0.985      1.021       1.061     1.150    1.024      1.024
7. Trend Adjustments
           a. Cost per Unit              1.000      1.308       1.055      0.970       1.000     1.445    1.071      1.071
           b. Utilization                1.000      1.027       1.050      1.000       1.107     1.0OO    1.265      1.265

Projected Cost 10/98-9/99              $ 10.77    $  6.69    $  14.73   $   3.70    $   0.28   $ 12.23   $ 4.08    $  1.66  $ 54.14

8. CHDP                                                                                                                     $  2.54

9. Adiministrative Allowance                                                                      1.6%                      $  0.88

Fee-for-Service Equivalent Cost                                                                                             $ 57.56

Fee-for-Service Adj.                                                                               94%                        (3.45)

Capition Rate with FQHC increment                                                                                           $ 54.11

Capition Rate without FQHC increment                                                                                        $ 52.55

                                        C3 to Contract 95-23637
                                        Attachment 1
                                        Page 15 of 16

Aid Group Poverty - 47/72              Base:      Statewide Family Age Adjusted
                                    Base Period : FY 96/97
Payments at End of Month

                                                              Hospital   Hospital   Nursing                  FQHC
         Services ==>>               Physician   Pharmacy    Inpatient  Outpatient  Facility    Other    FFSE     Increment  Total
1. Base Cost                          $ 10.66    $  7.27     $  20.52   $   5.31   $  0.14    $  2.92  $  5.42    $  2.21  $  54.45
2. Age/Sex Adjustments                  1.000      1.000        1.000      1.000      1.000     1.000    1.000      1.000
3. Eligibility Adjustments              1.000      1.000        1.000      1.000      1.000     1.000    1.000      1.000
4. Coverage Adjustments                 0.997      0.997        0.999      0.964      1.000     0.891    0.991      0.991
5. Interest Offset                      0.995      1.001        0.991      0.993      0.998     0.995    0.998      0.998

Contract Cost FY 96/97                $ 10.57    $  7.25     $  20.32   $   5.09   $   0.14   $  2.59  $  5.36    $  2.18  $  53.50

6. Legislative Adjustments              1.044      0.740        0.985      1.021      1.061     1.150    1.024      1.024
7. Trend Adjustments
           a. Cost per Unit             1.000      1.308        1.055      0.970      1.000     1.445    1.071      1.071
           b. Utilization               1.000      1.027        1.050      1.000      1.107     1.0OO    1.265      1.265

Projected Cost 10/98-9/99             $ 11.04    $  7.21     $  22.17   $   5.04   $   0.16   $  4.30  $  7.44    $  3.02  $  60.38

8. CHDP                                                                                                                    $  12.54

9. Adiministrative Allowance                                                                     1.5%                      $   0.96

Fee-for-Service Equivalent Cost                                                                                            $  63.88

Fee-for-Service Adj.                                                                              94%                         (3.83)

Capition Rate with FQHC increment                                                                                          $  60.05

Capition Rate without FQHC increment                                                                                       $  57.21

                                        C3 to Contract 95-23637
                                        Attachment 1
                                        Page 16 of 16

[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

DEPARTMENT OF HEALTH SERVICES
714/744 P Street
P. O. Box 942732
Sacramonto, CA 94234-7320
(916) 654-8076

          December 23, 1999


          George Goldstein, President
          Molina Medical Centers
          One Golden Shore
          Long Beach, CA 90802

          Dear Mr. Goldstein:

          The enclosed Change Order No. C4 to Contract No. 95-23637 adds Section
          3.47 to Article III of your Contract, relating to Year 2000 compliance requirements. The text of the Change Order contains the State Department of General Services Year 2000 warranty language. The Change Order will be effective immediately. Alternative text is not permitted.

          If you have any questions, please contact your contract manager.


          Sincerely,

          /s/
          -------------------
              Susanne M. Hughes
              Acting Chief
              Medi-Cal Managed Care Division

          Enclosures

[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

DEPARTMENT OF HEALTH SERVICES
 714/744 P Street
 P. O. Box 942732
 Sacramento. CA 94234-7320
 (916) 654-8076

         CHANGE ORDER No. C4 to CONTRACT No. 95-23637: AMEND ARTICLE III, GENERAL TERMS AND CONDITIONS BY ADDING SECTION 3.47, YEAR 2000 COMPLIANCE REQUIREMENTS. Issued December 17, 1999.

         3.47 YEAR 2000 COMPLIANCE REQUIREMENTS

                  The Contractor warrants and represents that the goods or services sold, leased, or licensed to the State of California, its agencies, or its political subdivisions, pursuant to this contract are "Year 2000 compliant." For purposes of this contract, a good or service is Year 2000 compliant If it will continue to fully function before, at, and after the Year 2000 without interruption and if applicable, with full ability to accurately and unambiguously process, display, compare, calculate, manipulate, and otherwise utilize date information. This warranty and representation supersedes all warranty disclaimers and all limitations on liability provided by or through the Contractor.

[GRAPHIC APPEARS HERE]

 DEPARTMENT OF HEALTH SERVICES
 714/744 P Street
 P.O. Box 42732
 Sacramento, CA 94234-7320
 (916) 654-8076


          February 7, 2000

                                                                          [SEAL]

          George Goldstein
          Molina Medical Centers, Inc.
          One Golden Shore
          Long Beach, CA 90802

          Dear Mr., Goldstein:

          On July 1, 1999, the Department of Health Services (Department) sent you Change Order No. 03 to Contract No. 95-23637. After further analysis, the Department determined that Change Order No. 03 did not completely express its intent regarding Federally Qualified Health Centers (FQHCs) and Rural Health Centers (RHCs). In addition, this Change Order adds several new aid codes that became effective during 1999. These aid codes are split aid codes from existing aid codes you are already capitated for, including 5X split from 59, 8R split from 7A, and 8P spirt from 72. Therefore, the Department is sending you this enclosed Change Order (No. 05) to replace and supersede Change Order No. 03.

          In accordance with Article III, Section 3.34.2 of your Contract, the enclosed Change Order authorizes the change in rates for FQHC and RHC subcontracts and transmits (Molina Medical Centers, Inc.) rates for the period July 1, 1999 through September 30, 1 999. This Change
          Order also changes Contract Sections 3.28.6 Federally Qualified Health Centers/Rural Health Clinics; 5.3 Capitation Rates; 5.4 Capitation Rates Constitute Payment in Full; 5.13 FQHC and RHC Risk Corridor Payments; 6.3,6 Submittal of FQHC and RHC Payment Information and
          6.6.21 FQHC and RHC Contracts. These rates appeared in your capitation rates beginning July 1, 1999.

          If you have any questions, please contact your contract manager.


          Sincerely,


          /s/
          -------------------
              Susanne M. Hughes
              Acting Chief
              Medi-Cal Managed Care Division

          Enclosures

[LETTERHEAD OF DEPARTMENT OF HEALTH SERVICES]

 DEPARTMENT OF HEALTH SERVICES
 714/744 P Street
 P. O. Box 942732
 Sacramento, CA 94234-7320
 (916)654-8076

         CHANGE ORDER NUMBER C5 TO CONTRACT NO.95-23637: CHANGING CONTRACT SECTIONS 3.28.6 FEDERALLY QUALIFIED HEALTH CENTERS/RURAL HEALTH CLINICS; 5.3 CAPITATION RATES; 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL; 5.13 FQHC/RHC RISK CORRIDOR PAYMENTS; 6.3.6 SUBMITTAL OF FQHC AND RHC PAYMENT INFORMATION AND 6.6.21 FQHC AND RURAL HEALTH CLINIC
         (RHC) CONTRACTS TO READ AS STATED BELOW. This Change Order is effective July 1,1999.

         1.  3.28.6 FEDERALLY QUALIFIED HEALTH CENTERS/RURAL HEALTH
                    CLINICS

             A. For service periods from the effective date of this contract through June 30,1999, Contractor shall not enter into a Subcontract with a Federally Qualified Health Center (FQHC) or a Rural Health Clinic (RHC) unless DHS approves the provisions regarding rates, which shall be subject to the standard that they be reasonable, as determined by DHS, in relation to the services to be provided in accordance with
                    Article VI, Section 6.6.21, FQHC and RHC Contracts. In Subcontracts where the FQHC or RHC has made the election to be reimbursed on a reasonable cost basis by the State, provisions shall be included that require the subcontractor to keep a record of the number of visits by plan Members separate from Fee-For-Service Medi-Cal beneficiaries, in addition to any other data reporting requirements of the Subcontract

             B. For service periods beginning July 1,1999, Contractor shall submit to DHS, within 30 days of a request and in the form and manner specified by DHS, the services provided and the reimbursement level and amount for each of Contractor's FQHC and RHC Subcontracts. For service periods beginning July 1,1999, Contractor shall certify in writing to DHS within 30 days of DHS's written request, that pursuant to Welfare and Institutions Code, Section 14087.325(b) and (d), as amended by Chapter 894/Statutes of 1998, FQHC and RHC Subcontract terms and conditions are the same as offered to other Subcontractors providing a similar scope of service and that reimbursement is not less than the level and amount of payment that Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. For FQHC or RHC services provided on or after July 1,1999, Contractor is not required to pay FQHCs and RHCs the Medi-Cal interim per visit rate described in Section 6.6.21. At its discretion, DHS reserves the right to review and audit Contractor's FQHC and RHC reimbursement to ensure compliance with state and federal law and shall approve all FQHC and RHC Subcontracts consistent with the provisions of Welfare and Institutions Code Section 14087.325(h).

                                     1 of 5

             C. Subcontracts with FQHCs shall also meet Contract requirements of Article VI, Sections 6.6.20, FQHC Services, and 6.6.21, FQHC and Rural Health Clinic Contracts. Subcontracts with RHCs shall also meet Contract requirements of Article VI, Section 6.6.21.

             D. In Subcontracts where a negotiated reimbursement rate is agreed to as total payment, a provision that such rate constitutes total payment shall be included in the Subcontract

2.           5.3    CAPITATION RATES

             For the period 7/1/99-9/30/99                     Riverside County

             ----------------------------------------------------------------------------------------------------------
                        GROUPS                                AID CODES                              RATE
             ----------------------------------------------------------------------------------------------------------
             Family                                        01, OA, 02, 08,                           $  78.41
                                                           30, 32, 33, 34, 35, 38, 39, 40,
                                                           42, 54, 59, 3A, 3C, 3E, 3G, 3H, 3L
                                                           3M, 3N, 3P, 3R, 3U, 5X, 7X,
             ----------------------------------------------------------------------------------------------------------
             Disabled                                      20, 24, 26, 28, 36,                       $ 222.61
                                                           60, 64, 66, 68,
                                                           6A, 6C, 6N, 6P,
                                                           6R
             ----------------------------------------------------------------------------------------------------------
             Aged                                          10,14,16,18                               $ 160.47
             ----------------------------------------------------------------------------------------------------------
             Child                                         03,04,4C,4K,                              $  92.75
                                                           5K, 45, 82
             ----------------------------------------------------------------------------------------------------------
             Adult                                         86                                        $ 705.26
             ----------------------------------------------------------------------------------------------------------
             AIDS Beneficiary                              .                                         $ 962.42
             ----------------------------------------------------------------------------------------------------------
             Percent of Poverty                            7A, 8R                                    $  52.55
             ----------------------------------------------------------------------------------------------------------
             Percent of Poverty                            47, 72, 8P                                $  57.21
             ----------------------------------------------------------------------------------------------------------

                                     2 of 5

             For the period 7/1/99 -9/30/99               San Bernardino County

             ---------------------------------------------------------------------------------------------------------
                       GROUPS                                 AID CODES                             RATE
             ---------------------------------------------------------------------------------------------------------
             Family                                       01,OA,02,08,                             $   80.41
                                                          30, 32, 33, 34, 35, 38, 39, 40,
                                                          42, 54, 59, 3A, 3C, 3E, 3G, 3H,
                                                          3L, 3M, 3N, 3P, 3R, 3U, 5X, 7X,
             ---------------------------------------------------------------------------------------------------------
             Disabled                                     20, 24, 26, 28, 36,                      $  233.49
                                                          60, 64, 66, 68,
                                                          6A, 6C, 6N, 6P,
                                                          6R
             ---------------------------------------------------------------------------------------------------------
             Aged                                         10, 14, 16, 18                           $  163.77
             ---------------------------------------------------------------------------------------------------------
             Child                                        03, 04, 4C, 4K,                          $  106.35
                                                          5K, 45, 82
             ---------------------------------------------------------------------------------------------------------
             Adult                                        86                                       $  790.53
             ---------------------------------------------------------------------------------------------------------
             AIDS Beneficiary                                                                      $  995.00
             ---------------------------------------------------------------------------------------------------------
             Percent of Poverty                           7A, 8R                                   $   52.55
             ---------------------------------------------------------------------------------------------------------
             Percent of Poverty                           47, 72, 8P                               $   57.21
             ---------------------------------------------------------------------------------------------------------

All other terms, conditions, and provisions contained in Section 5.3 remain unchanged.

      3.  5.4   CAPITATION RATES CONSTITUTE PAYMENT IN FULL

          Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all Administrative Costs incurred by the Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with Section 5.13, but do not include payment for the recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payments for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 16 pages).

      4.  5.13   FQHC/RHC RISK CORRIDOR PAYMENTS

          For FQHCs/RHCs service periods beginning October 1,1997, and continuing through June 30,1999, provided that Contractor has submitted expenditure data to DHS in the form and manner specified by DHS, DHS shall perform reconciliations to determine the variance between the funds that have been paid to the Contractor in its capitation rates to reflect the dollar value of FQHC/RHC interim rate payments made to these entities in the

                                      3 of 5

          Medi-Cal fee-for-service program, and the amount that the Contractor has paid to subcontracting FQHCs/RHCs.

          For the initial reconciliation and for each reconciliation thereafter, if, pursuant to subcontracts with FQHCs and RHCs that have been reviewed and approved by DHS, Contractor has paid subcontracting FQHCs and RHCs in the aggregate an amount greater than 110 percent of the dollar value of FQHC and RHC interim rate payments included in Contractor's capitation rates, DHS shall pay Contractor the amount in excess of 110 percent.

          For the initial reconciliation and for each reconciliation thereafter, if, pursuant to subcontracts with FQHCs and RHCs that have been reviewed and approved by DHS, Contractor has paid subcontracting FQHCs and RHCs in the aggregate an amount less than 90 percent of the dollar value of FQHC and RHC interim rate payments included in Contractor's capitation rates, Contractor shall refund the amount below 90 percent to DHS. DHS may recover amounts owed by Contractor pursuant to this section through an offset to the capitation payments made to Contractor, pursuant to Section 5.11(C), Recovery of Capitation Payments.

          All reconciliations shall be subject to an annual reconciliation audit at which time payments to or recoupment from Contractor shall be finalized.

      5.  6.3.6 SUBMITTAL OF FQHC AND RHC PAYMENT INFORMATION

          Effective with the October 1997 month of service. Contractor shall keep a record of the number of visits by plan Members to each FQHC and RHC contracting with Contractor and related payment information, and shall submit this information to DHS in the frequency, format, and manner specified by DHS. -This requirement shall remain in effect for service periods through the September 2000 month of service.

      6.  6.6.21 FQHO AND RURAL HEALTH CLINIC (RHC) CONTRACTS

          A. For service periods beginning October 1,1997, and continuing through June 30,1999, notwithstanding Article III, Section 3.26.4, Departmental Approval - Federally Qualified HMOs, Contractor shall not enter into any contract with an FQHC or RHC for provision of Covered Services to Members without prior written approval by DHS. All contracts with FQHCs or RHCs shall provide reimbursement to the FQHC or RHC on the basis of each center's or clinic's Medi-Cal interim per visit rate, applicable on the date the reimbursable services were provided, as established by DHS, unless:

                 1. DHS has approved in writing an alternate reimbursement
                    methodology, or

                                     4 of 5

                 2. The FQHC or RHC agrees to be reimbursed on an at-risk basis and such agreement is contained in the contract with the center or clinic. In contracts where a negotiated rate is agreed to as total payment, the contract shall state that such payment' constitutes total payment to the entity.

          B. To the extent that Indian Health Service facilities qualify as FQHCs or RHCs, the same reimbursement requirements shall apply to contracts with Indian Health Service facilities.

                                     5 of 5

                                                         C5 to Contract 95-23637

Plan Name:              Molina Medical Center    Plan #:    355                 Date:           04-May-99   Attachment 1
County:                 Riverside                Plan Type: Commercial Plan     Base Period:    FY 96/97    Page 1 of 16

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month


Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Deloxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafelo Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                               Hospital      Hospital     Long Term
                                 Physician      Pharmacy      Inpatient    Outpatient          Care         Other
1. Average Cost Per Unit           $ 69.46      $  19.88     $   864.71      $  16.16      $ 812.04      $  20.09
2. Units per Eligible                4.014         4.683          0.373         2.146         0.004         3.532
3. Addt'l Capitation Amts.         $  0.37      $   0.05     $     4.62      $   0.01      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 23.60      $   7.81     $    31.50      $   2.90      $   0.27      $   5.91
Adjustments
   a. Demographics                   1.004         0.976          1.023         1.002         1.000         0.085
   b. Area                           1.043         1.000          1.000         1.000         1.000         1.000
   c. Coverages                      0.975         0.992          0.968         0.956         0.995         0.833
   d. Interest                       0.995         0.995          0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 23.97      $   7.52     $    31.04      $   2.76      $   0.27      $   4.82
3. Legislative Adjs.                 1.053         1.053          0.998         1.023         1.141         1.046
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100          1.050         1.000         1.000         0.950
   b. Units per Eligible             0.050         1.000          1.050         0.950         1.050         1.050
Projected Cost per Eligible        $ 23.98      $   8.71     $    34.15      $   2.68      $   0.32      $   5.03
5. Stop Loss Reins.                        Amount            $        0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                      -3.0%
Capitation Rate With FQHC
 Increment                                      $  78.73 / Without          $  78.41

Rate Calculation                          FQHC
                                     FFSE      Increment         Total
1. Average Cost Per Unit           $ 68.39     $  24.41
2. Units per Eligible                0.168        0.168
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  0.96     $   0.34        $  73.29
Adjustments
   a. Demographics                   0.994        0.994
   b. Area                           1.000        1.000
   c. Coverages                      0.935        0.935
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  0.89     $   0.31        $  71.58
3. Legislative Adjs.                 1.027        1.027
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  0.91     $   0.32        $  76.10
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            5.06
7. Fee-for-Service Adj.                                           (2.43)
Capitation Rate With FQHC Increment

Plan Name:              Molina Medical Center    Plan #:    355                 Date:           04-May-99
County:                 Riverside                Plan Type: Commercial Plan     Base Period:    FY 96/97
Aid Code Grouping:      Disabled

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month

C5 to Contract 95-23637
Attachment 1
Page 2 of 16


Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewcar                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafelo Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                               Hospital      Hospital     Long Term
                                  Physician     Pharmacy      Inpatient     Outpatient       Care         Other
1. Average Cost Per Unit           $ 46.41      $  39.70     $   485.15      $  12.37      $ 139.87      $  10.16
2. Units per Eligible                6.873        26.861          1.556         5.050         0.459        21.959
3. Addt'l Capitation Amts.         $  2.96      $   0.09     $     9.89      $   0.02      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 29.54      $  88.96     $    72.80      $   5.23      $   5.35      $  18.59
Adjustments
   a. Demographics                   0.983         0.989          0.981         0.998         1.000         1.015
   b. Area                           1.043         1.000          1.000         1.000         1.000         1.000
   c. Coverages                      0.900         0.875          0.920         0.973         0.995         0.878
   d. Interest                       0.995         0.995          0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 27.12      $  76.60     $    65.37      $   5.05      $   5.30      $  16.48
3. Legislative Adjs.                 0.941         1.043          0.919         0.931         1.130         0.923
4. Trend Adjustments
   a. Cost per Unit                  1.000         1.100          1.050         1.000         1.100         1.100
   b. Units per Eligible             1.100         1.210          1.050         1.045         0.950         1.000
Projected Cost per Eligible        $ 28.07      $ 106.34     $    66.23      $   4.91      $   6.26      $  16.73
5. Stop Loss Reins.                        Amount            $        0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                      -3.0%
Capitation Rate With FQHC
 Increment                                      $ 222.61 / Without          $ 222.61

Rate Calculation                          FQHC
                                     FFSE     Increment          Total
1. Average Cost Per Unit           $ 66.52     $   0.00
2. Units per Eligible                0.216        0.216
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  1.20     $   0.00        $ 221.67
Adjustments
   a. Demographics                   0.987        0.987
   b. Area                           1.000        1.000
   c. Coverages                      0.863        0.863
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  1.02     $   0.00        $ 196.94
3. Legislative Adjs.                 0.932        0.932
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligble              1.000        1.000
Projected Cost per Eligible        $  0.95     $   0.00        $ 229.49
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            0.00
7. Fee-for-Service Adj.                                           (8.88)
Capitation Rate With FQHC Increment

                                                         C5 to Contract 95-23637

Attachment 1
Page 3 of 16

Plan Name:              Molina Medical Center    Plan #:    355                 Date:           04-May-99
County:                 Riverside                Plan Type: Commercial Plan     Base Period:    FY 96/97
Aid Code Grouping:      Aged

The Rate Period is October 1, 1998 to September 30, 1999    Capitation Payments at the Beginning of the Month

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                  NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                              NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafelo Protein Testing                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one         Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care alter month of entry plus one       NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                 NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                               Hospital      Hospital     Long Term
                                  Physician     Pharmacy      Inpatient     Outpatient       Care         Other
1. Average Cost Per Unit           $ 48.90      $  32.71     $   287.24      $  10.02      $  77.33      $   6.41
2. Units per Eligible                4.472        21.014          1.265         3.306         2.016        12.862
3. Addt'l Capitation Amts.         $  1.29      $   0.00     $     7.41      $   0.02      $   0.00      $   0.00
   Cost per Elig. per Mo.          $ 19.51      $  59.73     $    37.69      $   2.78      $  12.99      $   6.87
Adjustments
   a. Demographics                   0.955         1.019          0.957         0.970         1.039         1.025
   b. Area                           1.043         1.000          1.000         1.000         1.000         1.000
   c. Coverages                      0.981         0.996          0.997         0.986         0.997         0.791
   d. Interest                       0.995         0.995          0.995         0.995         0.995         0.995
Adjusted Base Cost                 $ 18.97      $  60.32     $    35.78      $   2.65      $  13.39      $   5.54
3. Legislative Adjs.                 0.939         1.049          0.926         0.931         1.140         0.927
4. Trend Adjustments
   a. Cost per Unit                  1.100         1.100          1.100         1.050         1.000         1.050
   b. Units per Eligible             1.100         1.155          1.100         1.100         1.000         0.950
Projected Cost per Eligible        $ 21.55      $  80.39     $    40.09      $   2.85      $  15.28      $   5.12
5. Stop Loss Reins.                        Amount            $        0               Rate                    0.0%
6. CHDP
7. Fee-for-Service Adj.                                                                                      -3.0%
Capitation Rate With FQHC
 Increment                                      $ 160.47 / Without           $ 160.47

Rate Calculation                          FQHC
                                     FFSE     Increment          Total
1. Average Cost Per Unit           $ 28.59     $   0.00
2. Units per Eligible                0.132        0.132
3. Addt'l Capitation Amts.         $  0.00     $   0.00
   Cost per Elig. per Mo.          $  0.31     $   0.00        $ 139.88
Adjustments
   a. Demographics                   0.970        0.970
   b. Area                           1.000        1.000
   c. Coverages                      0.603        0.603
   d. Interest                       0.995        0.995
Adjusted Base Cost                 $  0.18     $   0.00        $ 136.83
3. Legislative Adjs.                 0.926        0.926
4. Trend Adjustments
   a. Cost per Unit                  1.000        1.000
   b. Units per Eligible             1.000        1.000
Projected Cost per Eligible        $  0.17     $   0.00        $ 165.43
5. Stop Loss Reins.                      Premium                   0.00
6. CHDP                                                            0.00
7. Fee-for-Service Adj.                                           (4.96)
Capitation Rate With FQHC Increment

Plan Name:           Molina Medical Center     Plan#:      355                  Date:           04-May-00
County:              Riverside                 Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Child

The Rale Period is October 1,1998               Capitation Payments at the
to September 30, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 4 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit               $    67.42   $    13.64   $   889.41   $    16.21   $   469.38
2. Units per Eligible                       3.999        3.411        0.465        1.516        0.007
3. Addt'l Capitation Amts.             $     0.23   $     0.03   $     2.90   $     0.00   $     0.00
   Cost per Elig. per Mo.              $    22.70   $     3.91   $    37.86   $     2.05   $     0.27
Adjustments
   a. Demographics                          1.181        1.019        1.321        1.114        1.000
   b. Area                                  1.043        1.000        1.000        1.000        1.000
   c. Coverages                             0.974        0.984        0.952        0.973        0.996
   d. Interest                              0.995        0.995        0.995        0.995        0.995
Adjusted Base Cost                     $    27.10   $     3.90   $    46.75   $     2.21   $     0.27
3. Legislative Adjs.                        1.076        1.047        0.999        1.024        1.134
4. Trend Adjustments
   a. Cost per Unit                         1.000        1.100        1.050        1.000        1.000
   b. Units per Eligible                    0.950        1.000        1.050        0.950        1.050
Projected Cost per Eligible            $    27.70   $     4.49   $    51.49   $     2.15   $     0.32
5. Stop Loss Reins                              Amount           $        0
6. CHDP
7. Fee-for-Service Adj.
Capitation Rate With FQHC Increment                 $    93.09 / Without      $    92.75

Rate Calculation                                                           FQHC
                                                       Other        FFSE      Increment       Total
1. Average Cost Per Unit                            $    20.69   $    68.39   $    24.41
2. Units per Eligible                                    1.958        0.168        0.168
3. Addt'l Capitation Amts.                          $     0.00   $     0.00   $     0.00
   Cost per Elig. per Mo.                           $     3.38   $     0.96   $     0.34    $   70.97
Adjustments
   a. Demographics                                       1.165        1.003        1.003
   b. Area                                               1.000        1.000        1.000
   c. Coverages                                          0.815        0.970        0.970
   d. Interest                                           0.995        0.995        0.995
Adjusted Base Cost                                  $     3.19   $     0.93   $     0.33    $   84.68
3. Legislative Adjs.                                     1.090        1.031        1.031
4. Trend Adjustments
   a. Cost per Unit                                      0.950        1.000        1.000
   b. Units per Eligible                                 1.050        1.000        1.000
Projected Cost per Eligible                         $     3.47   $     0.96   $     0.34    $   90.92
5. Stop Loss Reins.                          Rate          0.0%      Premium                     0.00
6. CHDP                                                                                          5.04
7. Fee-for-Service Adj.                                   -3.0%                                 (2.87)
Capitation Rate With FQHC Increment

Plan Name:           Molina Medical Center     Plan#:      355                  Date:           04-May-00
County:              Riverside                 Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Adult

The Rate Period is October 1,1998               Capitation Payments at the
to September 30, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 5 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit               $    90.48   $    17.11   $   964.66   $    15.76   $   812.04
2. Units per Eligible                      21.383        5.818        5.446        4.679        0.000
3. Addt'l Capitation Amts.             $     0.37   $     0.06   $    35.62   $     0.08   $     0.00
   Cost per Elig. per Mo.              $   161.60   $     8.36   $   473.41   $     6.23   $     0.00
Adjustments
   a. Demographics                          1.000        1.000        1.000        1.000        1.000
   b. Area                                  1.043        1.000        1.000        1.000        1.000
   c. Coverages                             0.999        0.999        0.999        0.989        1.000
   d. Interest                              0.995        0.995        0.995        0.995        0.995
Adjusted Base Cost                     $   167.54   $     8.31   $   470.57   $     6.13   $     0.00
3. Legislative Adjs.                        1.029        1.054        1.000        1.022        1.102
4. Trend Adjustments
   a. Cost per Unit                         1.000        1.100        1.050        1.000        1.000
   b. Units per Eligible                    0.950        1.000        1.050        0.950        1.050
Projected Cost per Eligible            $   163.76   $     9.63   $   518.80   $     5.95   $     0.00
5. Stop Loss Reins                              Amount           $        0
6. CHDP
7. Fee-for-Service Adj.
Capitation Rale With FQHC Increment                  $  706.77 / Without      $   705.26

Rate Calculation                                                           FQHC
                                                       Other        FFSE      Increment       Total
1. Average Cost Per Unit                            $    36.13   $    66.39   $    24.41
2. Units per Eligible                                   10.172        0.735        0.735
3. Addt'l Capitation Amts.                          $     0.00   $     0.00   $     0.00
   Cost per Elig. per Mo.                           $    30.63   $     4.19   $     1.50    $  685.92
Adjustments
   a. Demographics                                       1.000        1.000        1.000
   b. Area                                               1.000        1.000        1.000
   c. Coverages                                          0.809        0.995        0.995
   d. Interest                                           0.995        0.995        0.995
Adjusted Base Cost                                  $    24.66   $     4.15   $     1.49    $  682.85
3. Legislative Adjs                                      1.004        1.015        1.015
4. Trend Adjustments
   a. Cost per Unit                                      0.950        1.000        1.000
   b. Units per Eligible                                 1.050        1.000        1.000
Projected Cost per Eligible                         $    24.70   $     4.21   $     1.51    $  728.58
5. Stop Loss Reins                           Rate          0.0%      Premium                     0.00
6. CHDP                                                                                          0.00
7. Fee-for-Service Adj.                                   -3.0%                                (21.81)
Capitation Rate With FQHC Increment

Plan Name:           Molina Medical Center     Plan#:      355                  Date:           04-May-OO
County:              Riverside                 Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   AIDS


The Rate Period Is October 1,1998               Capitation Payments at the
to September 3D, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 6 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit              $    32.67   $   126.04   $   485.15   $    13.79   $   139.87
2. Units per Eligible                     26.305       74.792        3.169        9.882        0.000
3. Addt'l Capitation Amts             $     2.96   $     0.09   $     9.89   $     0.02   $     0.00
   Cost per Ellg. per Mo              $    74.57   $   785.66   $   138.01   $    11.38   $     0.00
Adjustments
   a. Demographics                         1.000        1.000        1.000        1.000        1.000
   b. Area                                 1.043        1.000        1.000        1.000        1.000
   c. Coverages                            0.918        0.648        0.957        0.992        0.998
   d. Interest                             0.995        0.995        0.995        0.995        0.995
Adjusted Base Cost                    $    71.04   $   506.56   $   131.42  $     11.23   $     0.00
3. Legislative Adjs                        0.963        1.006        0.977        0.982        1.186
4. Trend Adjustments
   a. Cost per Unit                        1.000        1.100        1.050        1.000        1.100
   b. Units per Eligible                   1.100        1.210        1.050        1.045        0.950
Projected Cost per Eligible           $    75.25   $   678.28   $   141.56   $    11.52   $     0.00
5. Slop Loss Reins                              Amount          $        0
6. CHDP
7. Fee-for-Service Adj.
Capitation Rale With FQHC Increment                 $   962.42 / Without      $   962.42

Rate Calculation                                                       FQHC
                                                       Other        FFSE      Increment       Total
1. Average Cost Per Unit                            $    42.30   $    66.52   $     0.00
2. Units per Eligible                                   36.392        0.628        0.628
3. Addt'l Capitation Amts                           $     0.00   $     0.00   $     0.00
   Cost per Ellg. per Mo                            $   128.28   $     3.48   $     0.00   $ 1.141.30
Adjustments
   a. Demographics                                       1.000        1.000        1.000
   b. Area                                               1.000        1.000        1.000
   c. Coverages                                          0.599        0.951        0.951
   d. Interest                                           0.995        0.995        0.995
Adjusted Base Cost                                  $    76.46   $     3.29   $     0.00   $   800.00
3. Legislative Adjs                                      0.979        0.984        0.984
4. Trend Adjustments
   a. Cost per Unit                                      1.100        1.000        1.000
   b. Units per Eligible                                 1.000        1.000        1.000
Projected Cost per Eligible                         $    82.34   $     3.24   $     0.00   $   992.19
5. Slop Loss Reins                           Rate          0,0%            Premium               0.00
6. CHDP                                                                                          0.04
7. Fee-for-Service Adj.                                   -3.0%                                (29.77)
Capitation Rale With FQHC Increment

Aid Group Poverty-7A                         Base: Statewide Family Age Adjusted
                                           Base Period:  FY 96/97

 Payments at Beginning of Month


                                                           Hospital   Hospital  Nursing                       FQHC
 Services ==>                       Physician   Pharmacy   Inpatient Outpatient Facility    Other      FFSE Increment       Totals

1. Base Cost                         $  10.40   $   6.74   $  13.64   $   3.91  $  0.24    $   8.30  $  2.98    $   1.21   $  47.42
2. Age/5ex Adjustments                  1.000      1.000      1.000      1.000    1.000       1.000    1.000       1.000
3. Eligibility Adjustments              1.000      1.000      1.000      1.000    1.000       1.000    1.000       1.000
4. Coverage Adjustments                 0.997      0.997      0.999      0.964    1.000       0.891    0.991       0.991
5. Interest Offset                      0.990      0.996      0.987      0.989    0.993       0.990    0.994       0.994

 Contract Cost FY 96/37              $  10.27   $   6.69   $  13.45   $   3.73  $  0.24    $   7.32  $  2.93    $   1.20   $  45.83

6. Legislative Adjustments              1.044      0.740      0.985     1.021     1.061       1.150    1.024       1.024
7. Trend Adjustments
           a. Cost per Unit             1.000      1.308      1.055      0.970    1.000       1.445    1.071       1.071
           b. Utilization               1.000      1.027      1.050      1.000    1.107       1.000    1.265       1.265

Projected Cost 10/98-9/99            $  10.72   $   6.65   $   14.68  $   3.69  $  0.28    $  12.16  $  4.06    $   1.66   $  53.90

8.CHDP                                                                                                                     $   2.54

9. Administrative Allowance                                                                     1.6%                       $   0.88

Fee-for-Service Equivalent Cost                                                                                            $  57.32

Fee-for-Service Adj.                                                                             94%                          (3.44)

Capitation Rate with FQHC Increment                                                                                        $  53.88

Capitation Rate without FQHC Increment                                                                                     $  52.32

C5 to Contract 95-23637
Attachment 1
Page 7 of 16

Aid Group Poverty-47/72                      Base: Statewide
                                           Base Period:  FY 96/97

Payments at Beginning of Month

                                                           Hospital   Hospital  Nursing                       FQHC
 Services ==>                       Physician   Pharmacy   Inpatient Outpatient Facility    Other      FFSE Increment       Totals

1. Base Cost                         $  10.66   $   7.27   $  20.52   $   5.31  $  0.14    $   2.92  $  5.42    $  2.21    $ 54.45
2. Age/5ex Adjustments                  1.000      1.000      1.000      1.000    1.000       1.000    1.000      1.000
3. Eligibility Adjustments              1.000      1.000      1.000      1,000    1.000       1.000    1.000      1.000
4. Coverage Adjustments                 0.997      0.997      0.999      0.964    1.000       0.891    0.991      0.991
5. Interest Offset                      0.990      0.996      0.987.     0.989    0.993       0.990    0.994      0.994

 Contract Cost FY 96/37              $  10.52   $   7.22   $  20.24   $   5.07  $  0.14    $   2.57  $  5.34    $  2.18    $ 53.28

6. Legislative Adjustments              1.044      0.740      0.985     1.021     1.061       1.150    1.024      1.024
7. Trend Adjustments
           a. Cost per Unit             1.000      1.308      1.055      0.970    1.000       1.445    1.071      1.071
           b. Utilization               1.000      1.027      1.050      1.000    1.107       1.000    1.265      1.265

Projected Cost 10/98-9/99            $  10.98   $   7.18   $  22.08   $   5.02  $  0.16    $   4.27  $  7.41    $  3.02    $  60.12

8.CHOP                                                                                                                     $   2.54

9. Administrative Allowance                                                                     1.6%                       $   0.95

Fee-for-Service Equivalent Cost                                                                                            $  63.61

Fee-for-Service Adj.                                                                             94%                          (3.82)

Capitation Rate with FQHC Increment                                                                                        $  59.79

Capitation Rate without FQHC Increment                                                                                     $  56.95

C5 to Contract 95-23637
Attachment 1
Page 8 of 16


Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Dec-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Family

The Rate Period Is October 1,1998               Capitation Payments at the
to September 3D, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 9 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit              $    69.46   $    19.88   $   978.02   $    16.16   $   812.04
2. Units per Eligible                      4.050        4.683        0.373        2.146        0.004
3. Add'l Capitation Amis              $     0.37        $0.05   $     4.62   $     0.01   $     0.00
   Cost per Ellg. per Mo              $    23.81   $     7.81   $    35.02   $     2.90   $     0.27
Adjustments
   a. Demographics                         0.997        0.993        0.977        0.987        1.000
   b. Area                                 1.043        1.000        1.000        1.000        1.000
   c. Coverages                            0.975        0.992        0.968        0.956        0.995
   d. Interest                             1.000        1.000        1.000        1.000        1.000
Adjusted Base Cost                    $    24.14   $     7.69   $    33.12   $     2.74   $     0.27
3. Legislative Adjs,                       1.053        1.053        0.998        1.023        1.141
4. Trend Adjustments
   a. Cost per Unit                        1.000        1.100        1.050        1.000        1.000
   b. Units per Eligible                   0.950        1.000        1.050        0.950        1.050
Projected Cost per Eligible           $    24.15   $     8.91   $    36.44       $ 2.66   $     0.32
5.  Slop Loss Reins                                   Amount    $        0
6.   CHOP
7.  Fee-for-Sarvice Adj.
Capitation Rate With FQHC  Increment               $    80.89 /Without           $80.82

Rate Calculation                                          FQHC
                                                      Other        FFSE      Increment       Total
1. Average Cost Per Unit                           $    20.09   $    68.10   $     7.33
2. Units per Eligible                                   3.532        0.132        0.132
3. Add'l Capitation Amis                           $     0.00   $     0.00   $     0.00
   Cost per Ellg. per Mo                                $5.91   $     0.75   $     0.08     $ 76.55
Adjustments
   a. Demographics                                      0.985        0.992        0.992
   b. Area                                              1.000        1.000        1.000
   c. Coverages                                         0.833        0.935        0.935
   d. Interest                                          1.000        1.000        1.000
Adjusted Base Cost                                 $     4.85   $     0.70   $     0.07     $ 73.58
3. Legislative Adjs,                                    1.046        1.027        1.027
4. Trend Adjustments
   a. Cost per Unit                                     0.950        1.000        1.000
   b. Units per Eligible                                1.050        1.000        1.000
Projected Cost per Eligible                        $     5.06   $     0.72   $     0.07     $ 78.33
5.  Slop Loss Reins                          Rate         0,0%      Premium                    0.00
6.   CHOP                                                                                      5.06
7.  Fee-for-Sarvice Adj.                                 -3.0%                                (2.50)


Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Dec-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Disabled

The Rate Period Is October 1,1998               Capitation Payments at the
to September 30, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 10 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit               $    46.41   $    39.70   $   611.26   $    12.37   $   139.87
2. Units per Eligible                       6.969       26.661        1.556        5.050        0.459
3. Addt'l Capitation Amts              $     2.96   $     0.09   $     9.89   $     0.02   $     0.00
   Cost per Ellg. per Mo               $    29.91      $ 88.45   $    89.15   $     5.23   $     5.35
Adjustments
   a. Demographics                          0.980        0.973        0.961        0.998        0.996
   b. Area                                  1.043        1.000        1.000        1.000        1.000
   c. Coverages                             0.900        0.875        0.920        0.973        0.995
   d. Interest                              1.000        1.000        1.000        1.000        1.000
Adjusted Base Cost                     $    27.51   $    75.74   $    78.82   $     5.08   $     5.30
3. Legislative Adjs                         0.941        1.043        0.919        0.931        1.130
4. Trend Adjustments
   a. Cost per Unit                         1.000        1.100        1.050        1.000        1.100
   b. Units per Eligible                    1.100        1.210        1.050        1.045        0.950
Projected Cost per Eligible            $    28.48   $   105.14      $ 79.86   $     4.94   $     6.26
5. Slop Loss Reins                              Amount           $        0
6. CHDP
7. Fee-for-Service Adj.
Capitation Rale With FQHC Increment                 $   234.65 / Without      $   234.65

Rate Calculation                                                       FQHC
                                                       Other        FFSE      Increment       Total
1. Average Cost Per Unit                            $    10.16   $    69.96   $     0.00
2. Units per Eligible                                   21.959        0.120        0.120
3. Addt'l Capitation Amts                           $     0.00   $     0.00   $     0.00
   Cost per Ellg. per Mo                            $    18.59   $     0.70         0.00    $  237.89
Adjustments
   a. Demographics                                       1.006        0.989        0.989
   b. Area                                               1.000        1.000        1.000
   c. Coverages                                          0.878        0.863        0.863
   d. Interest                                           1.000        1.000        1.000
Adjusted Base Cost                                  $    16.42   $     0.60   $     0.00    $  209.47
3. Legislative Adjs                                      0.923        0.932        0.932
4. Trend Adjustments
   a. Cost per Unit                                      1.100        1.000        1,000
   b. Units per Eligible                                 1.000        1.000        1.000
Projected Cost per Eligible                         $    16.67   $     0.56   $     0.00    $  241.91
5. Slop Loss Reins                           Rate          0.0%      Premium                     0.00
6. CHDP                                                                                          0.00
7. Fee-for-Service Adj.                                   -3.0%                                 (7.26)
Capitation Rale With FQHC Increment


Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Dec-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Aged

The Rate Period Is October 1,1998               Capitation Payments at the
to September 3D, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 11 of 16


Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit              $    48.90   $    32.71   $   316.16   $    10.02   $    77.33
2. Units per Eligible                      4.580       21.914        1.265        3.306        2.016
3. Add'l Capitation Amts              $     1.29   $     0.00   $     7.41   $     0.02   $     0.00
   Cost per Ellg. per Mo              $    19.95   $    59.73   $    40.74   $     2.78   $    12.99
Adjustments
    a. Demographics                        0.963        1.014        0.962        0.975        1.027
    b. Area                                1.043        1.000        1.000        1.000        1.000
    c. Coverages                           0.981        0.996        0.997        0.986        0.997
    d. Interest                            1.000        1.000        1.000        1.000        1.000
Adjusted Base Cost                    $    19.66   $    60.32   $    39.07   $     2.67   $    13.30
3. Legislative Adjs                        0.939        1.049        0.926        0.931        1.140
4. Trend Adjustments
   a. Cost per Unit                        1.100        1.100        1.100        1.050        1.000
   b. Units per Eligible                   1.100        1.155        1.100        1.100        1.000
Projected Cost per Eligible           $    22.34   $    80.39   $    43.78   $     2.87   $    15.16
5.  Stop Loss Reins                                    Amount   $        0
6.   CHOP
7.  Fee-for-Service Adj.
Capitation Rate With FQHC Increment                $   164.60 /Without       $   164.60

Rate Calculation                                             FQHC
                                               Other       FFSE        Increment    Total
1. Average Cost Per Unit                     $     6.41   $    50.63   $     0.00
2. Units per Eligible                            12.862        0.024        0.024
3. Add'l Capitation Amts                     $     0.00   $     0.00   $     0.00
   Cost per Ellg. per Mo                     $     6.87   $     0.10   $     0.00  $ 143.16
Adjustments
    a. Demographics                               1.013        0.979        0.979
    b. Area                                       1.000        1.000        1.000
    c. Coverages                                  0.791        0.603        0.603
    d. Interest                                   1.000        1.000        1.000
Adjusted Base Cost                           $     5.50   $     0.06   $     0.00  $ 140.58
3. Legislative Adjs                               0.927        0.926        0.926
4. Trend Adjustments
   a. Cost per Unit                               1.050        1.000        1.000
   b. Units per Eligible                          0.950        1.000        1.000
Projected Cost per Eligible                  $     5.09   $     0.06   $     0.00  $ 169.69
5.  Stop Loss Reins                   Rate          0.0%     Premium                   0.00
6.   CHOP                                                                              0.00
7.  Fee-for-Service Adj.                           -3.0%                              (5.09)
Capitation Rate With FQHC  Increment


Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Dec-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Child

The Rate Period Is October 1,1998               Capitation Payments at the
to September 3D, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 12 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit              $    67.42   $    13.64   $ 1,120.53   $    16.21   $   469.38
2. Units per Eligible                      4.035        3.411        0.465        1.516        0.007
3. Add'l Capitation Amts              $     0.23   $     0.03   $     2.90   $     0.00   $     0.00
   Cost par Ellg. per Mo              $    22.90   $     3.91   $    46.32   $     2.05   $     0.27
Adjustments
   a. Demographics                         1.212        1.021        1.342        1.157        1.000
   b. Area                                 1.043        1.000        1.000        1.000        1.000
   c. Coverages                            0.974        0.984        0.952        0.973        0.996
   d. Interest                             1.000        1.000        1.000        1.000        1.000
Adjusted Base Cost                    $    28.20   $     3.93   $    59.18   $     2.31   $     0.27
3. Legislative Adjs                        1.076        1.047        0.999        1.024        1.134
4. Trend Adjustments
   a. Cost per Unit                        1.000        1.100        1.050        1.000        1.000
   b. Units per Eligible                   0.950        1.000        1.050        0.950        1.050
Projected Cost per Eligible           $    28.83   $     4.53   $    65.18   $     2.25   $     0.32
5. Stop Loss Reins                              Amount          $        0                  Rate
6.   CHOP
7.  Fee-for-Service AdJ.
Capitation Rate With FQHC     Increment            $   106.97 /Without       $   106.89

Rate Calculation                                      FQHC
                                        Other       FFSE        Increment    Total
1. Average Cost Per Unit              $    20.69   $    68.10   $     7.33
2. Units per Eligible                      1.958        0.132        0.132
3. Add'l Capitation Amts              $     0.00   $     0.00   $     0.00
   Cost par Ellg. per Mo              $     3.38   $     0.75   $     0.08   $  79.66
Adjustments
   a. Demographics                         1.080        1.084        1.084
   b. Area                                 1.000        1.000        1.000
   c. Coverages                            0.815        0.970        0.970
   d. Interest                             1.000        1.000        1.000
Adjusted Base Cost                    $     2.98   $     0.79   $     0.08   $  97.74
3. Legislative Adjs                        1.090        1.031        1.031
4. Trend Adjustments
   a. Cost per Unit                        0.950        1.000        1.000
   b. Units per Eligible                   1.050        1.000        1.000
Projected Cost per Eligible           $     3.24   $     0.81   $     0.08   $ 105.24
5. Stop Loss Reins                                                Premium        0.00
6.   CHDP                                                                        5.04
7.  Fee-for-Service AdJ.                    -3.0%                               (3.31)
Capitation Rate With FQHC Increment


Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Dec-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Adult

The Rate Period Is October 1,1998               Capitation Payments at the
to September 3D, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C5 to Contract 95-23637
Attachment 1
Page 13 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care
1. Average Cost Per Unit              $    90.48   $    17.11   $ 1,140.81   $    15.76   $   812.04
2. Units per Eligible                     21.541        5.818        5.446        4.679        0.000
3. Add'l Capitation Amts              $     0.37   $     0.06   $    35.62   $     0.08   $     0.00
   Cost per Ellg. per Mo              $   162.79   $     6.36   $   553.36   $     6.23   $     0.00
Adjustments
   a. Demographics                         1.000        1.000        1.000        1.000        1.000
   b. Area                                 1.043        1.000        1.000        1.000        1.000
   c. Coverages                            0.999        0.999        0.999        0.989        1.000
   d. Interest                             1.000        1.000        1.000        1.000        1.000
Adjusted Base Cost                    $   169.62   $     8.35   $   552.81   $     6.16   $     0.00
3. Legislative Adjs                        1.029        1.054        1.000        1.022        1.102
4. Trend Adjustments
   a. Cost per Unit                        1.000        1.100        1.050        1.000        1.000
   b. Units per Eligible                   0.950        1.000        1.050        0.950        1.050
Projected Cost per Eligible           $   165.81   $     9.68   $   609.47   $     5.98   $     0.00
5. Stop Loss Reins                                     Amount   $        0
6.   CHOP
7.  Fee-for-Service Adj.
Capitation Rate With FQHC     Increment            $   794.86 /Without       $   794.50

Rate Calculation                                      FQHC
                                        Other       FFSE        Increment    Total
1. Average Cost Per Unit              $    36.13   $    68.10   $     7.33
2. Units per Eligible                     10.172        0.577        0.577
3. Add'l Capitation Amts              $     0.00   $     0.00   $     0.00
   Cost par Ellg. per Mo              $    30.63   $     3.28   $     0.35   $ 765.00
Adjustments
   a. Demographics                             .        1.000        1.000
   b. Area                                 1.000        1.000        1.000
   c. Coverages                            0.809        0.995       .0.995
   d. Interest                             1.000        1.000        1.000
Adjusted Base Cost                    $    24.78   $     3.26   $     0.35   $ 765.33
3. Legislative Adjs                        1.004        1.015        1.015
4. Trend Adjustments
   a. Cost per Unit                        0.950        1.000        1.000
   b. Units per Eligible                   1.050        1.000        1.000
Projected Cost per Eligible           $    24.82   $     3.31   $     0.36   $ 819.43
5. Stop Loss Reins                           0.0%                 Premium        0.00
6.   CHOP                                                                        0.00
7.  Fee-for-Service Adj.                    -3.0%                              (24.57)
Capitation Rate With FQHC Increment


Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Dec-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   AIDS

The Rate Period Is October 1,1998               Capitation Payments at the
to September 3D, 1999                           Beginning of the Month

  Coverages

   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphateto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered-by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

 C5 to Contract 95-23637
 Attachment 1
 Page 14 of 16

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care

1. Average Cost Per Unit              $    32.67   $   126.04   $   611.26   $    13.79   $   139.87
2. Units per Eligible                     26.584       74.792        3.169        9.882        0.000
3. Add'l Capitation Amis              $     2.96   $     0.09   $     9.89   $     0.02   $     0.00
   Cost per Elig. per Mo              $    75.33   $   785.66   $   171.31   $    11.38   $     0.00
Adjustments
   a. Demographics                         1.000        1.000        1.000        1.000        1.000
   b. Area                                 1.043        1.000        1.000        1.000        1.000
   c. Coverages                            0.918        0.648        0.957        0.992        0.998
   d. Interest                             1.000        1.000        1.000        1.000        1.000
Adjusted Base Cost                    $    72.13   $   509.11   $   163.94   $    11.29   $     0.00
3. Legislative Adjs                        0.963        1.006        0.977        0.982        1.186
4. Trend Adjustments
   a. Cost per Unit                        1.000        1.100        1.050        1.000        1,100


   b. Units per Eligible                   1.100        1.210        1.050        1.045        0.950
Projected Cost per Eligible           $    76.41   $   681.69   $   176.59   $    11.59   $     0.00
5.  Stop Loss Reins
6.   CHOP
7.  Fee-for-Service Adj.
Capitation Rate With FQHC Increment                $ 1,000.01/Without        $ 1,000.01

Rate Calculation                                        FQHC
                                          Other       FFSE        Increment      Total

1. Average Cost Per Unit                $    42.30   $    69.96   $     0.00
2. Units per Eligible                       36.392        0.349        0.349
3. Add'l Capitation Amis                $     0.00   $     0.00   $     0.00
   Cost per Elig. per Mo                $   128.28   $     2.04   $     0.00   $ 1,174.00
Adjustments
   a. Demographics                           1.000        1.000        1.000
   b. Area                                   1.000        1.000        1.000


   c. Coverages                              0.599        0.951        0.951
   d. Interest                               1.000        1.000        1,000
Adjusted Base Cost                      $    76.84   $     1.94   $     0.00   $   835.25
3. Legislative Adjs                          0.979        0.984        0.984
4. Trend Adjustments
   a. Cost per Unit                          1.100        1,000
                                                                       1.000

   b. Units per Eligible                     1.000        1.000        1.000
Projected Cost per Eligible             $    82.75   $     1.91   $     0.00   $ 1,030.94
5.  Stop Loss Reins                            0.0%                                  0.00
6.   CHOP                                                                            0.00
7.  Fee-for-Service Adj.             Rate     -3.0%                Premium         (30.93)
Capitation Rate With FQHC Increment

Aid Group Poverty-47/72                      Base: Statewide
                                           Base Period:  FY 96/97

 Payments at Beginning of Month
 Services ==>

                                                           Hospital   Hospital  Nursing                       FQHC
                                     physician   Pharmacy  Inpatient Outpatient Facility    Other      FFSE Increment       Totals

1. Base Cost                         $  10.40   $   6.74   $  13.64   $   3.91  $  0.24    $   8.30  $  2.96    $  1.21    $ 47.42
2. Age/5ex Adjustments                  1.000      1.000      1.000      1.000    1.000       1.000    1.000      1.000
3. Eligibility Adjustments              1.000      1.000      1.000      1.000    1.000       1.000    1.000      1.000
4. Coverage Adjustments                 0.997      0.997      0.999      0.964    1.000       0.891    0.991      0.991
5. Interest Offset                      0.995      1.001      0.991      0.993    0.998       0.995    0.998      0.998

 Contract Cost FY 96/37              $  10.32   $   6.73   $  13.50   $   3.74  $  0.24    $   7.36  $  2.94    $  1.20    $ 46.03

6. Legislative Adjustments              1.044      0.740      0.985      1.021    1.061       1.150    1.024      1.024
7. Trend Adjustments
           a. Cost per Unit             1.000      1.308      1.055      0.970    1.000       1.445    1.071      1.071
           b. Utilization               1.000      1.027      1.050      1.000    1.107       1.000    1.265      1.265

Projected Cost 10/98-9/99            $  10.77   $   6.69   $  14.73   $   3.70  $  0.28    $  12.23  $  4.08    $  1.66    $ 54.14

8.CHOP                                                                                                                     $  2.54

9. Administrative Allowance                                                                     1.5%                       $  0.88

Fee-for-Service Equivalent Cost                                                                                            $ 57.56

Fee-for-Service Adj.                                                                             94%                         (3.45)

Capitation Rate with FQHC Increment                                                                                        $ 54.11

Capitation Rate without FQHC Increment                                                                                     $ 52.55

                             C5 to Contract 95-23637
                             Attachment 1
                             Page 15 of 16

Aid Group Poverty-47/72                      Base: Statewide
                                           Base Period:  FY 96/97

 Payments at Beginning of Month
 Services ==>

                                                           Hospital   Hospital  Nursing                       FQHC
                                     physician   Pharmacy  Inpatient Outpatient Facility    Other      FFSE Increment      Totals

1. Base Cost                         $  10.66   $   7.27   $  20.52   $   5.31  $  0.14    $   2.92  $  5.42    $  2.21   $   54.45
2. Age/5ex Adjustments                  1.000      1.000      1.000      1.000    1.000       1.000    1.000      1.000
3. Eligibility Adjustments              1.000      1.000      1.000      1.000    1.000       1.000    1.000      1.000
4. Coverage Adjustments                 0.997      0.997      0.999      0.964    1.000       0.891    0.991      0.991
5. Interest Offset                      0.995      1.001      0.991      0.993    0.998       0.995    0.998      0.994

 Contract Cost FY 96/37              $  10.57   $   7.25   $  20.32   $   5.09  $  0.14    $   2.59  $  5.36    $  2.18   $   53.50

6. Legislative Adjustments              1.044      0.740      0.985      1.021     1.061      1.150    1.024      1.024
7. Trend Adjustments
           a. Cost per Unit             1.000      1.308      1.055      0.970    1.000       1.445    1.071      1.071
           b. Utilization               1.000      1.027      1.050      1.000    1.107       1.000    1.265      1.265

Projected Cost 10/98-9/99            $  11.04   $   7.21   $  22.17   $   5.04  $  0.16    $   4.30  $  7.44    $  3.02   $   60.38

8.CHOP                                                                                                                    $    2.54

9. Administrative Allowance                                                                     1.5%                      $    0.96

Fee-for-Service Equivalent Cost                                                                                           $   63.88

Fee-for-Service Adj.                                                                             94%                          (3.83)

Capitation Rate with FQHC Increment                                                                                       $   60.05

Capitation Rate without FQHC Increment                                                                                    $   57.21

                             C5 to Contract 95-23637
                             Attachment 1
                             Page 16 of 16

STATE OF CALIFORNIA-HEALTH AND HUMAN SERVICES AGENCY        GRAY DAVIS, Governor

================================================================================

[SEAL OF DEPARTMENT OF HEALTH SERVICES]

[SEAL]

DEPARTMENT OF HEALTH SERVICES
714/744 P Street
P. O. Box 942732
Sacramento, CA 94234-7320
(916)654-8076

         February 8, 2000

         Mr. George Goldstein, President
         Molina
         One Golden Shore
         Long Beach, CA 90802

         Dear Mr. Goldstein:

         In accordance with Article V, Section 5.5 of your Contract, the enclosed Change Order No. 06 transmits ( Molina's ) annual capitation rates for the period October 1, 1999 to September 30, 2000.

         This Change Order also includes a rate change for the two-month period of August 1999 through September 1999, to include the provider rate increases established in the Budget Act of 1999/2000, which were effective August 1, 1999.

         The retropayment between the old rates and the new 1999/2000 rates for the period October 1, 1999 through February 2000 and the provider rate increases for the period August 1999 through September 1999 will appear in your capitation check for February 2000. The March capitation check will reflect the 1999/2000 rates.

         If you have any questions, please contact your contract manager.

         Sincerely,

         /s/
         Susanne M. Hughes
         Acting Chief
         Medi-Cal Managed Care Division

STATE OF CALIFORNIA-HEALTH AND HUMAN SERVICES AGENCY        GRAY DAVIS, Governor

================================================================================

[SEAL OF DEPARTMENT OF HEALTH SERVICES]

[SEAL]

DEPARTMENT OF HEALTH SERVICES
714/744 P Street
P. O. Box 942732
Sacramento, CA 94234-7320
(916)654-8076

CHANGE ORDER C06 TO CONTRACT NO.95-23637: ADJUSTING THE ANNUAL CAPITATION RATE FOR PROVIDER RATE INCREASES DURING THE TWO MONTH PERIOD OF AUGUST 1, 1999 THROUGH SEPTEMBER 30, 1999; AND THE ANNUAL CAPITATION RATES FOR THE PERIOD OCTOBER 1,1999 TO SEPTEMBER 30, 2000, BY CHANGING CONTRACT SECTIONS; 5.3 CAPITATION RATES; AND 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL. This Change Order is effective February 1, 2000.

1.   5.3    CAPITATION RATES

      For the Period 8-1-99 to 9-30-99             San Bernardino County
     ---------------------------------------------------------------------------
                 GROUPS              AID CODES                           RATE
     ---------------------------------------------------------------------------
      Family                     01, OA. 02, 08, 30,                     81.00
                                 32, 33, 34, 35, 38,
                                 39, 40, 42, 54, 59,
                                 3A, 3C, 3E, 3G, 3H,
                                 3L, 3M, 3N, 3P, 3R,
                                 3U, 5X.7X
     ---------------------------------------------------------------------------
      Disabled                   20,24, 26, 28, 36,                      234.98
                                 60, 64, 66, 68, 6A,
                                 6C, 6N, 6P, 6R
     ---------------------------------------------------------------------------
      Aged                       10, 14. 16. 18                          165.06
     ---------------------------------------------------------------------------
      Child                      03, 04, 4C, 4K, 5K,                     107.27
                                 45,82
     ---------------------------------------------------------------------------
      Adult                      86                                      796.46
     ---------------------------------------------------------------------------
      AIDS Beneficiary                                                   996.35
     ---------------------------------------------------------------------------
      Percent of Poverty         7A                                       52.87
     ---------------------------------------------------------------------------
      Percent of Poverty         47,72                                    57.53
     ---------------------------------------------------------------------------

For the Period 8-1-99 to 9-30-99             Riverside County
----------------------------------------------------------------
             GROUPS          AID CODES                      RATE
----------------------------------------------------------------
 Family                   01, OA, 02, 08, 30,              78.99
                          32, 33, 34, 35, 38, 39, 40,
                          42, 54, 59, 3A, 3C, 3E, 3G,
                          3H, 3L, 3M, 3N, 3P, 3R, 3U,
                          SX,7X
----------------------------------------------------------------
 Disabled                 20,24, 26, 28, 36,              224.00
                         60, 64, 66; 68, 6A,
                         6C, 6N, 6P. 6R
----------------------------------------------------------------
 Aged                     10, 14, 16, 18                  161.75
----------------------------------------------------------------
 Child                   03, 04, 4C, 4K, 5K,               93.54
                         45,82
----------------------------------------------------------------
 Adult                   86                               710.61
----------------------------------------------------------------
 AIDS Beneficiary                                         963.67
----------------------------------------------------------------
 Percent of Poverty      7A                                52.87
----------------------------------------------------------------
 Percent of Poverty      47,72                             57.53
----------------------------------------------------------------

 For the period 10-1-99 to 9-30-2000     San Bernardino County
----------------------------------------------------------------
             GROUPS          AID CODES                     RATE
----------------------------------------------------------------
 Family                  01. OA. 02, 08, 30,               84.07
                         32, 33, 34, 35, 38, 39, 40,
                         42, 54, 59, 3A, 3C, 3E, 3G,
                         3H, 3L, 3M, 3N, 3P, 3R, 3U,
                         4F, 4G, 5X, 7A, 7X
----------------------------------------------------------------
 Disabled                20, 24, 26, 28, 36,              198.68
                         60, 64, 66, 68, 6A,
                         6C, 6N, 6P, 6R
----------------------------------------------------------------
 Aged                     10, 14, 16, 18                  145.52
----------------------------------------------------------------
 Child                   03, 04, 4A, AC, 4K,                8582
                         5K, 45, 47, 72, 82,
                         8R.8P
----------------------------------------------------------------
 Adult                   86                               914.05
----------------------------------------------------------------
 AIDS Beneficiary                                         763.69
----------------------------------------------------------------

Riverside  County
     For the period 10-1-99 to 9-30-2QQQ
     ----------------------------------------------------------------
              GROUPS              AID CODES                     RATE
     ----------------------------------------------------------------
      Family                  01, 0A, 02, 08, 30,               79.61
                              32, 33, 34, 35, 38,
                              39, 40, 42, 54, 59,
                              3A, 3C, 3E, 3G, 3H,
                              3L, 3M, 3N, 3P, 3R,
                              3U, 4F, 4G, 5X, 7A,
                              7X
     ----------------------------------------------------------------
      Disabled                20, 24. 26, 28, 36,             201.02
                              GO, 64, 66, 68, 6A,
                              6C, 6N, 6P, 6R
     ----------------------------------------------------------------
      Aged                    10, 14, 16, 18                   143.42
     ----------------------------------------------------------------
      Child                   03, 04, 4A, 4C, 4K,              101.31
                              5K, 45, 47, 72, 82,
                              8R.8P
     ----------------------------------------------------------------
      Adult                   86                               838.60
     ----------------------------------------------------------------
      AIDS Beneficiary                                         722.10
     ----------------------------------------------------------------

     .    Aid codes 4A, 4F, 4G, 8R, & 8P will be effective February 1, 2000.

     . All other terms, conditions, and provisions contained in Section 5.3 remain unchanged.

2.   5.4     CAPITATION RATES CONSTITUTE PAYMENT IN FULL

     Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all Administrative Costs incurred by the Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with
     Section 14087.325 of the W&.I Code, but do not include payment for the recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payments for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 28 pages).

     All other terms, conditions, and provisions contained in Section 5.4 remain unchanged.

Plan Name:           Molina Medical Center     Plan#:      356                  Date:           01-Nov-99
County:              San Bernardino            Plan Type:  Commercial Plan      Base Period:    FY 96/97
Ald Code Grouping:   Family

Adjusted Rate is Effective August 1,              Capitation Payments at the
1999 to September 30. 1999                        Beginning of the Month

Coverages
--------------------------------------------------------------------------------
  CCS Indicated Claims                             NOT Covered by the Plan
-------------------------------------------------------------------------------
  Mental Health Outpatient Services                NOT Covered by the Plan
-------------------------------------------------------------------------------
  Mental Health Pharmacy Costs                     NOT Covered by the Plan
-------------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services        NOT Covered by the Plan
-------------------------------------------------------------------------------
  Eyewear                                          NOT Covered by the Plan
-------------------------------------------------------------------------------
  Heroin Detoxification                            NOT Covered by the Plan
-------------------------------------------------------------------------------
  AIDS Waiver Services                             NOT Covered by the Plan
-------------------------------------------------------------------------------
  Adult Day Health Care                            NOT Covered by the Plan
-------------------------------------------------------------------------------
  Chiropractor/Acupuncture                         NOT Covered by the Plan
-------------------------------------------------------------------------------
  Local Education Authority                        NOT Covered by the Plan
-------------------------------------------------------------------------------
  Alphateto Protein Testing                        NOT Covered by the Plan
-------------------------------------------------------------------------------
  Long Term Care for month of entry plus one       Covered by the Plan
-------------------------------------------------------------------------------
  Long Term Care after month of entry plus one     NOT Covered by the Plan
-------------------------------------------------------------------------------
  Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C6 to Contract 95-23637
Attachment 1
Page 1 of 28

Rate Calculation                                                  Hospital     Hospital    Long Term
                                        Physician    Pharmacy    Inpatient    Outpatient     Care

1. Average Cost Per Unit              $    69.46   $    19.88   $   978.02   $    16.16   $   812.04
2. Units per Eligible                      4.050        4.683        0.373        2.146        0.004
3. Addt'l Capitation Amis             $     0.37   $     0.05   $     4.62   $     0.01   $     0.00
    Cost per Elig. per Mo             $    23.81   $     7.81   $    35.02   $     2.90   $     0.27
4. Adjustments
   a. Demographics                         0.997        0.993        0.977        0.987        1.000
   b. Area                                 1.043        1.000        1.000        1.000        1.000
   c. Coverages                            0.975        0.992        0.968        0.956        0.995
   d. Interest                             0.995        0.995        0.995        0.995        0.995
Adjusted Base Cost                    $    24.02   $     7.65   $    32.95   $     2.72   $     0.27
5. Legislative Adjs                        1.061        1.053        1.006        1.031
6. Trend Adjustments
   a. Cost per Unit                        1.000        1.100        1.050        1.000        1.000
   b. Units per Eligible                   0.950        1.000        1.050        0.950        1.050
Projected Cost per Eligible           $    24.21   $     8.86   $    36.55   $     2.66   $     0.34
7. Stop Loss Reins.                                 Amount      $        0
8. CHOP
9. Fee-for-Service Adj.
Capitation Rate

Rate Calculation                                   FQHC
                                     Other       FFSE        Increment     Total

1. Average Cost Per Unit           $    20.09   $    68.10
2. Units per Eligible                   3.532        0.132
3. Addt'l Capitation Amis           $     0.00   $     0.00
    Cost per Elig. per Mo          $     5.91   $     0.75   $    76.47
4. Adjustments
   a. Demographics                      0.985        0.992
   b. Area                              1.000        1.000
   c. Coverages                         0.833        0.935
   d. Interest                          0.995        0.995
Adjusted Base Cost                 $     4.82   $     0.69   $    73.12
5. Legislative Adjs                     1.061        1.041
6. Trend Adjustments
   a. Cost per Unit                     0.950        1.000
   b. Units per Eligible                1.050        1.000
Projected Cost per Eligible        $     5.10   $     0.72   $    78.44
7. Stop Loss Reins.                Rate   0.0%                     0.00   $ 78.44
8. CHOP                                                                      0.00
9. Fee-for-Service Adj.                                                      5.06
Capitation Rate                          -3.0%                              (2.50)
                                                                          $ 81.00

Department of Health Services. Rate Development Branch

Plan Name:               Molina Medical Center     Plant #:    356              Date:          16-NOV-99
County:                  San Bernardino            Plan Type: Commercial Plan   Base Period:   FY 96/97
Aid Code Grouping:       Aged

Adjusted Rate is Effective August               Capitation Payments at the
1,1999 to September 30, 1999                    Beginning of the Month

Coverages
---------------------------------------------------------------------------
 CCS Indicated Claims                           NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Outpatient Services              NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Pharmacy Costs                   NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services      NOT Covered by the Plan
---------------------------------------------------------------------------
 Eyewear                                        NOT Covered by the Plan
---------------------------------------------------------------------------
 Heroin Detoxification                          NOT Covered by the Plan
---------------------------------------------------------------------------
 AIDS Waiver Services                           NOT Covered by the Plan
---------------------------------------------------------------------------
 Adult Day Health Care                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Chiropractor/Acupuncture                       NOT Covered by the Plan
---------------------------------------------------------------------------
 Local Education Authority                      NOT Covered by the Plan
---------------------------------------------------------------------------
 Alphafeto Protein Testing                      NOT Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care for month of entry plus one     Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care after month of entry plus one   NOT Covered by the Plan
---------------------------------------------------------------------------
 Special AIDS drugs                             NOT Covered by the Plan
---------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 2 of 28

Rate Calculation                                    Hospital      Hospital     Long Term                        FQHC
                             Physician   Pharmacy   Inpatient    Outpatient       Care      Other         FFSE        Total
1. Average Cost Per Unit      $  48.90   $  32.71    $ 316.16       $ 10.02      $ 77.33   $   6.41      $ 50.63
2. Units per Eligible            4.580     21.914       1.265         3.306        2.016     12.862        0.024
3. Addt'l Capitation Amis.    $   1.29   $   0.00    $   7.41       $  0.02      $  0.00   $   0.00      $  0.00
   Cost per Elig. per Mo.     $  19.95   $  59.73    $  40.74       $  2.78      $ 12.99   $   6.87      $  0.10    $ 143.18
4. Adjustments
   a. Demographics               0.963      1.014       0.962         0.975        1.027      1.013        0.979
   b. Area                       1.043      1.000       1.000         1.000        1.000      1.000        1.000
   c. Coverages                  0.981      0.996       0.997         0.986        0.997      0.791        0.603
   d. Interest                   0.995      O.995       0.995         0.995        0.995      0.995        0.995
Adjusted Base Cost            $  19.56   $  60.02    $  38.88       $  2.66      $ 13.23   $   5.48     $  0.06    $ 139.89
5. Legislative Adjs.             0.947      1.049       0.933         0.939        1.194      0.941        0.939
6. Trend Adjustments
   a.Cost per Unit               1.100      1.100       1.100         1.050        1.000      1.050        1.000
   b.Units per Eligible          1.100      1.155       1.100         1.100        1.000      0.950        1.000
Projected Cost per Eligible   $  22.41   $  79.99    $  43.89       $  2.88      $ 15.80   $   5.14      $  0.06    $ 170.17
7. Stop Loss Reins.                  Amount          $      0              Rate                 0.0%                    0.00
8. CHOP                                                                                                                 0.00
9. Fee-for-Service Adj.                                                                        -3.0%                   (5.11)
Capitation Rate                                                                                                     $ 165.06

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center       Plan#:     356                  Date:        16-Nov-99
Country:            San Bernardino              Plan Type: Commercial Plan      Base Period: FY 96/97
Aid Code Grouping:  Disabled

Adjusted Rate is Effective August 1, 1999           Capitation Payments at the
to September 30, 1999                               Beginning of the Month

Coverages
--------------------------------------------------------------------------------
   CCS Indicated Claims                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                          NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Cam                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                         NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one       Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one     NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                               NOT Covered by the Plan
--------------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 3 of 28

Rate Calculation
                                                           Hospital    Hospital    Long Term                    FQHC
                                   Physician   Pharmacy   Inpatient   Outpatient     Care        Other     FFSE       Total
1. Average Cost Per Unit             $ 46.41   $  39.70    $ 611.26     $  12.37    $ 139.87   $  10.16    $ 69.96
2. Units per Eligible                  6.969     26.861       1.556        5.050       0.459     21.959      0.120
3. Addt'l Capitation Amts            $  2.96   $   0.09    $   9.89     $   0.02    $   0.00      $0.00    $  0.00
   Cost per Elig. per Mo.            $ 29.91   $  88.96    $  89.15     $   5.23    $   5.35   $  18.59    $  0.70   $ 237.89
4. Adjustments
   a. Demographics                     0.980      0.973       0.961        0.998       0.996      1.006      0.989
   b. Area                             1.043      1.000       1.000        1.000       1.000      1.000      1.000
   c. Coverages                        0.900      0.875       0.920        0.973       0.995      0.878      0.863
   d. Interest                         0.995      0.995       0,995        0.995       0.995      0.995      0.995
Adjusted Base Cost                   $ 27.38   $  75.36    $  78.43     $   5.05    $   5.28   $  16.34    $  0.59   $ 208.43
5. Legislative Adjs.                   0.949      1.043       0.927        0.939       1.184      0.937      0.945
6. Trend Adjustments
   a. Cost per Unit                    1.000      1.100       1.050        1.000       1.100      1.100      1.000
   b. Units per Eligible               1.100      1.210       1.050        1.045       0.950      1.000      1.000
Projected Cost per Eligible          $ 28.58   $ 104.62    $  80.16     $   4.96    $   6.53   $  16.84    $  0.56   $ 242.25
7. Stop Loss Reins.                         Amount         $      0             Rate                0.0%                 0.00
6. CHOP                                                                                                                  0.00
9. Fee-for-Service Adj.                                                                            -3.0%                (7.27)
Capitation  Rate                                                                                                     $ 234.98

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center       Plan#:     356                  Date:        16-Nov-99
Country:            San Bernardino              Plan Type: Commercial Plan      Base Period: FY 96/97
Aid Code Grouping:  Child

Adjusted Rate is Effective August 1, 1999       Capitation Payments at the
to September 30, 1999                           Beginning of the Month

Coverages
---------------------------------------------------------------------------
  CCS Indicated Claims                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services             NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                  NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services     NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                       NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                         NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                     NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                     NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one    Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one  NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                            NOT Covered by the Plan
---------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 4 of. 28

Rate Calculation                                            Hospital     Hospital    Long Term                   FQHC
                                    Physician   Pharmacy   Inpatient    Outpatient     Care       Other     FFSE      Total
1. Average Cost Per Unit              $ 67.42    $ 13.64   $ 1,120.53      $ 16.21    $ 469.38   $ 20.69   $ 68.10
2. Units per Eligible                   4.036      3.411        0.465        1.516       0.007     1.958     0.132
3. Addt'l Capitation Amts             $  0.23    $  0.03   $     2.90      $  0.00    $   0.00   $  0.00   $  0.00
   Cost per Elig. per Mo.             $ 22.90    $  3.91   $    46.32      $  2.05    $   0.27   $  3.38   $  0.75   $  79.58
4. Adjustments
   a. Demographics                      1.212      1.021        1.342        1.157       1.000     1.080     1.084
   b. Area                              1.043      1.000        1.000        1.000       1.000     1.000     1.000
   c. Coverages                         0.974      0.984        0.952        0.973       0.996     0.815     0.970
   d. Interest                          0.995      0.995        0.995        0.995       0.995     0.995     0.995
Adjusted Base Cost                    $ 28.05    $  3.91   $    58.88      $  2.30    $   0.27   $  2.96   $  0.78   $  97.15
5. Legislative Adjs.                    1.084      1.047        1.009        1.031       1.188     1.104     1.044
6. Trend Adjustments
   a. Cost per Unit                     1.000      1.100        1.050        1.000       1.000     0.950     1.000
   b. Units per Eligible                0,950      1.000        1.050        0.950       1.050     1.050     1.000
Projected Cost per Eligible           $ 28.89    $  4.50   $    65.50      $  2.25    $   0.34   $  3.26   $  0.81   $ 105.55
7. Stop Loss Reins.                        Amount          $        0             Rate               0.0%                0.00
6. CHOP                                                                                                                  5.04
9. Fee-for-Service Adj.                                                                             -3.0%               (3.32)
Capitation  Rate                                                                                                     $ 107.27

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center       Plan#:     356                  Date:        16-Nov-99
Country:            San Bernardino              Plan Type: Commercial Plan      Base Period: FY 96/97
Aid Code Grouping:  Adult

Adjusted Rate is Effective August 1,1999             Capitation Payments at the
to September 30,1999                                 Beginning of the Month
Coverages
--------------------------------------------------------------------------------
 CCS Indicated Claims                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Outpatient Services                    NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Pharmacy Costs                         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Hospital inpatient Services            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Eyewear                                              NOT Covered by the Plan
--------------------------------------------------------------------------------
 Heroin Detoxification                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 AIDS Waiver Services                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Adult Day Health Care                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 Chiropractor/Acupuncture                             NOT Covered by the Plan
--------------------------------------------------------------------------------
 Local Education Authority                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Alphafeto Protein Testing                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care for month of entry plus one           Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care after month of entry plus one         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Special AIDS drugs                                   NOT Covered by the Plan
--------------------------------------------------------------------------------

C6 to Contract :No.  95-23637
Page 5 of 28

Rate Calculation                                                 Hospital     Hospital   Long Term                       FQHC
                                         Physician   Pharmacy    Inpatient   Outpatient    Care        Other      FFSE      Total
1. Average Cost Per Unit                  $  90.48    $ 17.11   $ 1,140.81      $ 15.76    $ 812.04   $  36.13   $ 68.10
2. Units per Eligible                       21.541      5.818        5.446        4.679       0.000     10.172     0.577
3. Addt'l Capitation Amts                 $   0.37    $  0.06   $    35.62      $  0.08    $   0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.                 $ 162.79    $  8.36   $   553.36      $  6.23    $   0.00   $  30.63   $  3.28   $ 764.65
4. Adjustments
   a. Demographics                           1.000      1.000        1.OOO        1.000       1.000      1.000     1.000
   b. Area                                   1.043      1.000        1.OOO        1.000       1.000      1.000     1.000
   c. Coverages                              0.999      0.999        0.999        0.989       1.000      O.809     0.995
   d. Interest                               0.995      0.995        0.995        0.995       0.995      0.995     0.995
Adjusted Base Cost                        $ 168.77    $  8.31   $   550.04      $  6.13    $   0.00   $  24.66   $  3.25   $ 761.16
5. Legislative Adjs.                         1.038      1.054        1.007        1.031       1.154      1.018     1.029
6. Trend Adjustments
   a. Cost per Unit                          1.000      1.100        1.050        1.000       1.000      0.950     1.000
   b. Units per Eligible                     0.950      1.000        1.050        0.950       1.050      1.050     1.000
Projected Cost per Eligible               $ 166.42    $  9.63   $   610.66      $  6.00    $   0.00   $  25.04   $  3.34   $ 821.09
7. Stop Loss Reins.                               Amount        $        0             Rate               0.0%                0.00
6. CHOP                                                                                                                        0.00
9. Fee-for-Service Adj.                                                                                   -3.0%              (24.63)
Capitation  Rate                                                                                                           $ 796.46

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center       Plan#:     356                  Date:        16-Nov-99
Country:            San Bernardino              Plan Type: Commercial Plan      Base Period: FY 96/97
Aid Code Grouping:  AIDS

Adjusted Rate is Effective August 1,1999              Capitation Payments at the
to September 30, 1999                                 Beginning of the Month

Coverages
--------------------------------------------------------------------------------
 CCS Indicated Claims                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Menial Health Outpatient Services                    NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Pharmacy Costs                         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Eyewear                                              NOT Covered by the Plan
--------------------------------------------------------------------------------
 Heroin Detoxification                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 AIDS Waiver Services                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Adult Day Health Care                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 Chiropractor/Acupuncture                             NOT Covered by the Plan
--------------------------------------------------------------------------------
 Local Education Authority                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Alphafeto Protein Testing                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care for month of entry plus one           Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care after month of entry plus one         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Special AIDS drugs                                   NOT Covered by the Plan
--------------------------------------------------------------------------------

 C6 to Contract No. 95-23637
 Page 6 of 28

Rate Calculation                                    Hospital       Hospital    Long Term                     FQHC
                              Physician  Pharmacy   Inpatient    Outpatient      Care       Other      FFSE        Total
1. Average Cost Per Unit      $  32.67   $ 126.04   $  611.26      $  13.79   $  139.87   $  42.30   $ 69.96
2. Units per Eligible           26.584     74.792       3.169         9.882       0.000     36.392     0.349
3. Addt'l Capitation Amts     $   2.96   $   0.09   $    9.89      $   0.02   $    0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.     $  75.33   $ 785.66   $  171.31      $  11.38   $    0.00   $ 128.28   $  2.04   $  1,174.00
4. Adjustments
   a. Demographics               1.000      1.000       1.000         1.000       1.000      1.000     1,000
   b. Area                       1.043      1.000       1.000         1.000       1.000      1.000     1.000
   c. Coverages                  0.918      0.648       0.957         0.992       0.998      0.599     0.951
   d. Interest                   0.995      0.995       0.995         0.995       0.995      0.995     0.995
Adjusted Base Cost            $  71.77   $ 506.56   $  163.12      $  11.23   $    0.00   $  76.46   $  1.93   $    831.07
5. Legislative Adjs.             0.969      1.006       0.980         0.984       1.242      0.983     0.988
6. Trend Adjustments
   a. Cost per Unit              1.000      1.100       1.050         1.000       1.100      1.100     1.000
   b. Units per Eligible         1.100      1.210       1.050         1.045       0.950      1.000     1.000
Projected Cost per Eligible   $  76.50   $ 678.28   $  176.24      $  11.55   $    0.00   $  82.68   $  1.91   $  1,027.16
7. Stop Loss Reins.                   Amount        $       0              Rate                0.0%                   0.00
6. CHOP                                                                                                               0.00
9. Fee-for-Service Adj.                                                                       -3.0%                 (30.81)
Capitation  Rate                                                                                               $    996.35

Department of Health Services, Rate Development Branch

C6 to Contract No.95-2367
Page 7 of 28

Aid Group: Poverty-47/72                          Base:           Statewide
           Rate Period: August 1999 to September  Base Period:    FY 96/97

                                                                       Hospital     Hospital   Nursing
  Services ==>                                Physician   Pharmacy    Inpatient   Outpatient   Facility    Other     FQHC    Totals
1. Base Cost                                    $ 10.66    $  7.27     $  20.52      $  5.31    $  0.14   $  2.92   $  5.42  $52.24
2. Age/Sex Adjustments                            1.000      1.000        1.000        1.000      1.000     1.000     1.000
3. Eligibility Adjustments                        1.000      1.000        1.000        1.OOO      1.000     1.000     1.000
4. Coverage Adjustments                           0.997      0.997        0.999        0.964      1.000     0.891     0.991
5. Interest Offset                                0.990      0.996        0.987        0.989      0.993     0.990     0.994

Contract Cost FY 96/97                          $ 10.52    $  7.22     $  20.24      $  5.07    $  0.14   $  2.57   $  5.34  $51.10
6. Legislative Adjustments                        1.054      0.740        0.997        1.031      1.111     1.167     1.038
7. Trend Adjustments
       a. Cost Per Unit                           1.000      1.308        1.055        0.970      1.000     1.445     1.071
       b. Utilization                             1.000      1.027        1.050        1.000      1.107     1.000     1.265

Projected Cost 10/98-9/99                       $ 11.09    $  7.18     $  22.35      $  5.07    $  0.17   $  4.33   $  7.51  $57.70

8. CHDP                                                                                                                      $ 2.54

9. Administrative Allowance                                                                         1.6%                     $ 0.96

Fee-for-Service Equivalent Cost                                                                                              $61.20

Adjustment to Fee-for Service                                                                        94%                     $(3.67)

Capitation Rate (payments at beginning of month)                                                                             $57.53

01/21/2000-Department of Health Services, Rate Development Branch

C6 to Contract No.   95-23637
Page 8 of 28

Aid Group: Poverty - 7 A                              Base:        Statewide Family Age Adjusted
           Rate Period : August 1999 to September   Base Period:   FY 96/97'

                                                                     Hospital      Hospital    Nursing
         Services==>                          Physician   Pharmacy   Inpatient    Outpatient   Facility    Other    FQHC     Totals
1. Base Cost                                    $ 10.40    $  6.74     $ 13.64       $  3.91    $  0.24   $  8.30   $  2.98  $46.21
2. Age/Sex Adjustments                            1.000      1.000       1.000         1.000      1,000     1.000     1.000
3. Eligibility Adjustments                        1,000      1.000       1.000         1.000      1.000     1.000     1.000
4. Coverage Adjustments                           0.997      0.997       0.999         0.964      1.000     0.891     0.991
5. Interest Offset                                0.99O      0.996       0.987         0.989      0.993     0.990     0.994

Contract Cost FY 96/97                          $ 10.27    $  6.69     $ 13.45       $  3.73    $  0.24   $  7.32   $  2.93  $44.63

6. Legislative Adjustments                        1.054      0.740       0.997         1.031      1.111     1.167     1.038
7. Trend Adjustments
       a. Cost Per Unit                           1.000      1.308       1.055         0.970      1.000     1.445     1.071
       b. Utilization                             1.000      1.027       1.050         1.000      1.107     1.000     1.265

Projected Cost 10/98-9/99                       $ 10.82    $  6.65     $ 14.85       $  3.73    $  0.30   $ 12.34   $  4.12  $52.81

8. CHDP                                                                                                                      $ 2.54
                                                                                                     1.6%                    $ 0.89
9. Administrative Allowance

Fee-for-Service Equivalent Cost                                                                                              $56.24

Adjustment to Fee-for Service                                                                         94%                    $(3.37)

Capitation Rate (payments at beginning of month)                                                                             $52.87

01 /21 /2000 - Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center     Plan #:    355        Date:             16-Nov-99
County:             Riverside                 Plan Type: Commercial Plan Base Period: Fy 96/97
Aid Code Grouping   Family

Adjusted Rate is Effective August 1, 1999      Capitation Payments at the
to September 30, 1999                          Beginning of the Month

Coverages
---------------------------------------------------------------------------
 CCS Indicated Claims                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Outpatient Services             NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Pharmacy Costs                  NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services     NOT Covered by the Plan
---------------------------------------------------------------------------
 Eyewear                                       NOT Covered by the Plan
---------------------------------------------------------------------------
 Heroin Detoxification                         NOT Covered by the Plan
---------------------------------------------------------------------------
 AiDS Waiver Services                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Adult Day Health Care                         NOT Covered by the Plan
---------------------------------------------------------------------------
 Chiropractor/Acupuncture                      NOT Covered by the Plan
---------------------------------------------------------------------------
 Local Education Authority                     NOT Covered by the Plan
---------------------------------------------------------------------------
 Alphafeto Protein Testing                     NOT Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care for month of entry plus one    Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care after month of entry plus one  NOT Covered by the Plan
---------------------------------------------------------------------------
 Special AIDS drugs                            NOT Covered by the Plan
---------------------------------------------------------------------------

C6 to 'Contract No.  95-23637
Page 9 of 28

Rate Calculation                                    Hospital       Hospital    Long Term                    FQHC
                              Physician  Pharmacy   Inpatient    Outpatient      Care       Other      FFSE     Total
1. Average Cost Per Unit      $  69.46   $  19.86   $  864.71      $  16.16   $  812.04   $  20.09   $ 68.39
2. Units per Eligible            4.014      4.683       0.373         2.146       0.004      3.532     0.168
3. Addt'l Capitation Amts     $   0.37   $   0.05   $    4.62      $   0.00   $    0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.     $  23.60   $   7.81   $   31.50      $   2.90   $    0.27   $   5.91   $  0.96   $  72.95
4. Adjustments
   a. Demographics               1.004      0.976       1.023         1.002       1.000      0.985     0.994
   b. Area                       1.043      1.000       1.000         1.000       1.000      1.000     1.000
   c. Coverages                  0.975      0.992       0.968         0.956       0.995      0.833     0.935
   d. Interest                   0.995      0.995       0.995         0.995       0.995      0.995     0.995
Adjusted Base Cost            $  23.97   $   7.52   $   31.04      $   2.76   $    0.27   $   4.82   $  0.89   $  71.27
5. Legislative Adjs.             1.061      1.053       1.006         1.031       1.195      1.061     1.041
6. Trend Adjustments
   a. Cost per Unit              1.000      1.100       1.050         1.000       1.000      0.950     1.000
   b. Units per Eligible         0.950      1.210       1.050         0.950       0.050      1.050     1.000
Projected Cost per Eligible   $  24.16   $   8.71   $   34.43      $   2.70   $    0.34   $   5.10   $  0.93   $  76.37
7. Stop Loss Reins.                   Amount        $       0              Rate                0.0%                0.00
6. CHOP                                                                                                            0.00
9. Fee-for-Service Adj.                                                                       -3.0%               (2.44)
Capitation  Rate                                                                                               $  78.99

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center     Plan #:    355                     Date:        16-Nov-99
County:             Riverside                 Plan Type: Commercial Plan         Base Period: Fy 96/97
Aid Code Grouping:  Aged

Adjusted Rate is Effective August 1,1999      Capitation Payments at the
to September 30,1999                          Beginning of the Month

Coverages

---------------------------------------------------------------------------
 CCS Indicated Claims                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Menial Health Outpatient Services             NOT Covered by the Plan
---------------------------------------------------------------------------
 Menial Health Pharmacy Costs                  NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services     NOT Covered by the Plan
---------------------------------------------------------------------------
 Eyewear                                       NOT Covered by the Plan
---------------------------------------------------------------------------
 Heroin Detoxification                         NOT Covered by the Plan
---------------------------------------------------------------------------
 AIDS Waiver Services                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Adult Day Health Care                         NOT Covered by the Plan
---------------------------------------------------------------------------
 Chiropractor/Acupuncture                      NOT Covered by the Plan
---------------------------------------------------------------------------
 Local Education Authority                     NOT Covered by the Plan
---------------------------------------------------------------------------
 Alphafeto Protein Testing                     NOT Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care for month of entry plus one    Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care after month of entry plus one  NOT Covered by the Plan
---------------------------------------------------------------------------
 Special AIDS drugs                            NOT Covered by the Plan
---------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 10 of 28

Rate Calculation                                    Hospital       Hospital    Long Term                    FQHC
                              Physician  Pharmacy   Inpatient    Outpatient      Care       Other      FFSE     Total
1. Average Cost Per Unit      $  48.90   $  32.71   $  287.24      $  10.02   $   77.33   $   6.41   $ 28.59
2. Units per Eligible            4.472     21.914       1.265         3.306       2.016     12.862     0.132
3. Addt'l Capitation Amts     $   1.29   $   0.00   $    7.41      $   0.02   $    0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.     $  19.51   $  59.73   $   37.69      $   2.78   $   12.99   $   6.87   $  0.31   $ 139.88
4. Adjustments
   a. Demographics               0.955      1.019       0.957         0.970       1.039      1.025     0.970
   b. Area                       1.043      1.000       1.000         1.000       1.000      1.000     1.000
   c. Coverages                  0.981      0.996       0.997         0.986       0.997      0.791     0.603
   d. Interest                   0.995      0.995       0.995         0.995       0.995      0.995     0.995
Adjusted Base Cost            $  18.97   $  60.32   $   35.78      $   2.65   $   13.39   $   5.54   $  0.18   $ 136.83
5. Legislative Adjs.             0.947      1.049       0.933         0.939       1.194      0.941     0.939
6. Trend Adjustments
   a. Cost per Unit              1.100      1.100       1.100         1.050       1.000      1.050     1.000
   b. Units per Eligible         1.100      1.155       1.100         1.100       0.050      0.950     1.000
Projected Cost per Eligible   $  21.74   $  80.39   $   40.39      $   2.87   $   15.99   $  5.20   $   0.17   $ 166.75
7. Stop Loss Reins.                   Amount        $       0              Rate                0.0%                0.00
6. CHOP                                                                                                            0.00
9. Fee-for-Service Adj.                                                                       -3.0%               (5.00)
Capitation  Rate                                                                                               $ 161.75

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center     Plan #:    355                    Date:        16-Nov-99
County:             Riverside                 Plan Type: Commercial Plan        Base Period: Fy 96/97
Aid Code Grouping:  Disabled

Adjusted Rate is Effective August 1, 1999     Capitation Payments at the
to September 30, 1999                         Beginning of the Month
Coverages

---------------------------------------------------------------------------
 CCS Indicated Claims                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental health Outpatient Services             NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Pharmacy Costs                  NOT Covered by the Plan
---------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services     NOT Covered by the Plan
---------------------------------------------------------------------------
 Eyewear                                       NOT Covered by the Plan
---------------------------------------------------------------------------
 Heroin Detoxification                         NOT Covered by the Plan
---------------------------------------------------------------------------
 AIDS Waiver Services                          NOT Covered by the Plan
---------------------------------------------------------------------------
 Adult Day Health Care                         NOT Covered by the Plan
---------------------------------------------------------------------------
 Chiropractor/Acupuncture                      NOT Covered by the Plan
---------------------------------------------------------------------------
 Local Education Authority                     NOT Covered by the Plan
---------------------------------------------------------------------------
 Alphafeto Protein Testing                     NOT Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care for month of entry plus one    Covered by the Plan
---------------------------------------------------------------------------
 Long Term Care after month of entry plus one  NOT Covered by the Plan
---------------------------------------------------------------------------
 Special AIDS drugs                            NOT Covered by the Plan
---------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 11 of 28

Rate Calculation                                    Hospital       Hospital    Long Term                    FQHC
                              Physician  Pharmacy   Inpatient    Outpatient      Care       Other      FFSE     Total
1. Average Cost Per Unit      $  46.41   $  39.70   $  485.15      $  12.37   $  139.87   $  10.16   $ 66.52
2. Units per Eligible            6.873     26.861       1.556         5.050       0.459     21.959     0.216
3. Addt'l Capitation Amts     $   2.96   $   0.09   $    9.89      $   0.02   $    0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.     $  29.54   $  88.96   $   72.80      $   5.23   $    5.35   $  18.59   $  1.20   $ 221.67
4. Adjustments
   a. Demographics               0.983      0.989       0.981         0.998       1.000      1.015     0.987
   b. Area                       1.043      1.000       1.000         1.000       1.000      1.000     1.000
   c. Coverages                  0.900      0.875       0.920         0.973       0.995      0.878     0.863
   d. Interest                   0.995      0.995       0.995         0.995       0.995      0.995     0.995
Adjusted Base Cost            $  27.12   $  76.60   $   65.37      $   5.05   $    5.30   $  16.48   $  1.02   $ 196.94
5. Legislative Adjs.             0.949      1.043       0.927         0.939       1.184      0.937     0.945
6. Trend Adjustments
   a. Cost per Unit              1.000      1.100       1.050         1.000       1.100      1.100     1.000
   b. Units per Eligible         1.100      1.210       1.050         1.045       0.950      1.000     1.000
Projected Cost per Eligible   $  28.31   $ 106.34   $   66.81      $   4.96   $    6.56   $  16.99  $   0.96   $ 230.93
7. Stop Loss Reins.                   Amount        $       0              Rate                0.0%                0.00
6. CHOP                                                                                                            0.00
9. Fee-for-Service Adj                                                                        -3.0%               (6.93)
Capitation  Rate                                                                                               $ 224.00

Plan Name:          Molina Medical Center       Plan#:     355                  Date:        16-Nov-99
Country:            San Bernardino              Plan Type: Commercial Plan      Base Period: FY 96/97
Aid Code Grouping:  Child

Adjusted Rate is Effective August 1,1999              Capitation Payments at the
to September 30, 1999                                 Beginning of the Month

Coverages

--------------------------------------------------------------------------------
 CCS Indicated Claims                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Menial Health Outpatient Services                    NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Pharmacy Costs                         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Eyewear                                              NOT Covered by the Plan
--------------------------------------------------------------------------------
 Heroin Detoxification                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 AIDS Waiver Services                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Adult Day Health Care                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 Chiropractor/Acupuncture                             NOT Covered by [ha Plan
--------------------------------------------------------------------------------
 Local Education Authority                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Alphafeto Protein Testing                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care for month of entry plus one           Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care after month of entry plus one         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Special AIDS drugs                                   NOT Covered by the Plan
--------------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 12 of 28

Rate Calculation                                    Hospital       Hospital    Long Term                     FQHC
                              Physician  Pharmacy   Inpatient    Outpatient      Care       Other      FFSE        Total
1. Average Cost Per Unit      $  67.42   $  13.64   $  889.41      $  16.21   $  469.38   $  20.69   $ 68.39
2. Units per Eligible            3.999      3.411       0.465         1.516       0.007      1.958     0.168
3. Addt'l Capitation Amts     $   0.23   $   0.03   $    2.90      $   0.00   $    0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.     $  22.70   $   3.91   $   37.36      $   2.05   $    0.27   $   3.38   $  0.96   $     70.63
4. Adjustments
   a. Demographics               1.181      1.019       1.321         1.114       1.000      1.165     1.003
   b. Area                       1.043      1.000       1.000         1.000       1.000      1.000     1.000
   c. Coverages                  0.974      0.984       0.952         0.973       0.996      0.815     0.970
   d. Interest                   0.995      0.995       0.995         0.995       0.995      0.995     0.995
Adjusted Base Cost            $  27.10   $   3.90   $   46.75      $   2.21   $    0.27   $   3.19   $  0.93   $     84.35
5. Legislative Adjs.             1.084      1.047       1.009         1.031       1.188      1.104     1.044
6. Trend Adjustments
   a. Cost per Unit              1.000      1.100       1.050         1.000       1.000      0.950     1.000
   b. Units per Eligible         0.950      1.000       1.050         0.950       1.050      1.050     1.000
Projected Cost per Eligible   $  27.91   $   4.49   $   52.01      $   2.16   $    0.34   $   3.51   $  0.97   $     91.39
7. Stop Loss Reins.                   Amount        $       0              Rate                0.0%                   0.00
6. CHOP                                                                                                               5.04
9. Fee-for-Service Adj.                                                                       -3.0%                  (2.89)
Capitation  Rate                                                                                               $     93.54

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center       Plan#:     355                  Date:        16-Nov-99
Country:            San Bernardino              Plan Type: Commercial Plan      Base Period: FY 96/97
Aid Code Grouping:  Adult

Adjusted Rate is Effective August 1,1999              Capitation Payments at the
to September 30, 1999                                 Beginning of the Month

Coverages

--------------------------------------------------------------------------------
 CCS Indicated Claims                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Menial Health Outpatient Services                    NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Pharmacy Costs                         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Mental Health Hospital Inpatient Services            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Eyewear                                              NOT Covered by the Plan
--------------------------------------------------------------------------------
 Heroin Detoxification                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 AIDS Waiver Services                                 NOT Covered by the Plan
--------------------------------------------------------------------------------
 Adult Day Health Care                                NOT Covered by the Plan
--------------------------------------------------------------------------------
 Chiropractor/Acupuncture                             NOT Covered by [ha Plan
--------------------------------------------------------------------------------
 Local Education Authority                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Alphafeto Protein Testing                            NOT Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care for month of entry plus one           Covered by the Plan
--------------------------------------------------------------------------------
 Long Term Care after month of entry plus one         NOT Covered by the Plan
--------------------------------------------------------------------------------
 Special AIDS drugs                                   NOT Covered by the Plan
--------------------------------------------------------------------------------

C6 to Contract No. 95-23637
Page 13 of 28

Rate Calculation                                    Hospital       Hospital    Long Term                     FQHC
                              Physician  Pharmacy   Inpatient    Outpatient      Care       Other      FFSE        Total
1. Average Cost Per Unit      $  90.48   $  17.11   $  964.66      $  15.76   $  812.04   $  36.13   $ 68.39
2. Units per Eligible           21.383      5.818       5.446         4.679       0.000     10.172     0.735
3. Addt'l Capitation Amts     $   0.37   $   0.06   $   35.62      $   0.08   $    0.00   $   0.00   $  0.00
   Cost per Elig. per Mo.     $ 161.60   $   8.36   $  473.41      $   6.23   $    0.00   $  30.63   $  4.19   $    684.42
4. Adjustments
   a. Demographics               1.000      1.000       1.000         1.000       1.000      1.000     1.000
   b. Area                       1.043      1.000       1.000         1.000       1.000      1.000     1.000
   c. Coverages                  0.999      0.999       0.999         0.989       1.000      0.809     0.995
   d. Interest                   0.995      0.995       0.995         0.995       0.995      0.995     0.995
Adjusted Base Cost            $ 167.54   $   8.31   $  470.57      $   6.13   $    0.00   $  24.66   $  4.15   $    681.36
5. Legislative Adjs.             1.038      1.054       1.007         1.031       1.154      1.018     1.029
6. Trend Adjustments
   a. Cost per Unit              1.000      1.100       1.050         1.000       1.000      0.950     1.000
   b. Units per Eligible         0.950      1.000       1.050         0.950       1.050      1.050     1.000
Project Cost per Eligible     $ 165.21   $   9.63   $  522.44      $   6.00   $    0.00   $  25.04   $  4.27   $    732.59
7. Stop Loss Reins.                    Amount              $0              Rate                0.0%                   0.00
8. CHDP                                                                                                               0.00
9. Fee-for-Service Adj.                                                                       -3.0%                 (21.98)
Capitation Rate                                                                                                $    710.61

Department of Health Services, Rate Development Branch

Plan Name:          Molina Medical Center   Plan #:  355
County:             Riverside               Plan Type: Commercial Plan
Ald Code Grouping:  AIDS

Date:        16-Nov-99
Base Period: FY 96/97

Adjusted Rate is Effective August 1,1999 to September 30,1999 Capitation Payments at the Beginning of the Month

Coverages
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care alter month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

 C6 to Contract No.95-23637
 Page 14 of 28

Rate Calculation                                           Hospital     Hospital     Long Term                     FQHC
                                 Physician    Pharmacy    Inpatient   Outpatient          Care       Other       FFSE         Total
1. Average Cost Per Unit         $   32.67    $ 126.04    $  485.15    $   13.79     $  139.87    $  42.30    $ 66.52
2. Units per Eligible               26.305      74.792        3.169        9.882         0.000      36.392      0.628
3. Addt'l Capitation Amts.       $    2.96    $   0.09    $    9.89    $    0.02     $    0.00    $   0.00    $  0.00
   Cost per Elig. per Mo.        $   74.57    $ 785.66    $  138.01    $   11.38     $    0.00    $ 128.28    $  3.48    $ 1,141.38
4. Adjustments
   a. Demographics                   1.000       1.000        1.000        1.000         1.000       1.000      1.000
   b. Area                           1.043       1.000        1.000        1.000         1.000       1.000      1.000
   c. Coverages                      0.918       0.648        0.957        0.992         0.998       0.599      0.951
   d. Interest                       0.995       0.995        0.995        0.995         0.995       0.995      0.995
Adjusted Base Cost               $   71.04    $ 506.56    $  131.42    $   11.23     $    0.00    $  76.46    $  3.29    $   800.00
5. Legislative Adjs.                 0.969       1.006        0.980        0.984         1.242       0.983      0.988
6. Trend Adjustments
   a. Cost per Unit                  1.000       1.100        1.050        1.000         1.100       1.100      1.000
   b. Units per Eligible             1.100       1.210        1.050        1.045         0.950       1.000      1.000
Projected Cost per Eligible      $   75.72    $ 678.28    $  141.99    $   11.55     $    0.00    $  82.68    $  3.25    $   993.47
7. Stop Loss Reins.                        Amount                50              Rate                  0.0%                    0.00
8. CHDP                                                                                                                        0.00
9. Fee-for-Service Adj.                                                                               -3.0%                  (29.80)
Capitation Rate                                                                                                          $   963.67

Department of Health Services, Rate Development Branch

                                                    C6 to Contract No.95-23637
                                                    Page 15 of 28
Aid Group: Poverty-47/72
  Rate Period: August 1999 to September        Base:     Statewide
                                            Base Period:  FY 96/97

                                                           Hospital     Hospital       Nursing
        Services===>             Physician    Pharmacy    Inpatient    Outpatient     Facility       Other       FQHC         Total

1. Base Cost                     $   10.66    $   7.27    $   20.52    $    5.31     $    0.14    $   2.92    $  5.42    $    52.24
2. Age/Sex Adjustments               1.000       1.000        1.000        1.000         1.000       1.000      1.000
3. Eligibility Adjustments           1.000       1.000        1.000        1.000         1.000       1.000      1.000
4. Coverage Adjustments              0.997       0.997        0.999        0.964         1.000       0.891      0.991
5. Interest Offset                   0.990       0.996        0.987        0.989         0.993       0.990      0.994

Contract Cost FY 96/97           $   10.52    $   7.22    $   20.24    $    5.07     $    0.14    $   2.57    $  5.34    $    51.10

6. Legislative Adjustments           1.054       0.740        0.997        1.031         1.111       1.167      1.038
7. Trend Adjustments
     a. Cost per Unit                1.000       1.308        1.055        0.970         1.000       1.445      1.071
     b. Utilization                  1.000       1.027        1.050        1.000         1.107       1.000      1.265

Projected Cost 10/98-9/99        $   11.09    $   7.18    $   22.35    $    5.07     $    0.17    $   4.33    $  7.51    $    57.70

8. CHDP                                                                                                                  $     2.54

9. Administrative Allowance                                                                1.6%                          $     0.96

Fee-for-Service Equivalent Cost                                                                                          $    61.20

Adjustment to Fee-for Service                                                               94%                          $    (3.67)

Capitation Rate (payments at
 beginning of month)                                                                                                     $    57.53

01/21/2000 - Department of Health Services, Rate Development Branch

                                                    C6 to Contract No.95-23637
                                                    Page 16 of 28
Aid Group: Poverty-7A                     Base:  Statewide Family Age Adjusted
 Rate Period: August 1999 to September    Base Period:  FY 96/97


                                                           Hospital     Hospital      Nursing
        Services===>             Physician    Pharmacy    Inpatient    Outpatient    Facility        Other       FQHC      Total

1. Base Cost                     $   10.40    $   6.74    $   13.64    $    3.91     $    0.24    $   8.30    $  2.98   $  46.21
2. Age/Sex Adjustments               1.000       1.000        1.000        1.000         1.000       1.000      1.000
3. Eligibility Adjustments           1.000       1.000        1.000        1.000         1.000       1.000      1.000
4. Coverage Adjustments              0.997       0.997        0.999        0.964         1.000       0.891      0.991
5. Interest Offset                   0.990       0.996        0.987        0.989         0.993       0.990      0.994

Contract Cost FY 96/97           $   10.27    $   6.69    $   13.45        $3.73     $    0.24    $   7.32    $  2.93   $  44.63

6. Legislative Adjustments           1.054       0.740        0.997        1.031         1.111       1.167      1.038
7. Trend Adjustment
     a. Cost per Unit                1.000       1.308        1.055        0.970         1.000       1.445      1.071
     b. Utilization                  1.000       1.027        1.050        1.000         1.107       1.000      1.265

Projected Cost 10/98-9/99        $   10.82    $   6.65    $   14.85    $    3.73     $    0.30    $  12.34    $  4.12   $  52.81

8. CHDP                                                                                                       $  2.54

9. Administrative Allowance                                                                1.6%               $  0.89

Fee-for-Service Equivalent Cost                                                                               $ 56.24

Adjustment to Fee-for Service                                                               94%               $ (3.37)

Capitation Rate (payment at
 beginning of month)                                                                                          $ 52.87

                                                     C6 to Contract No.95-23637
                                                     Page 17 of 28

Plan Name:          Molina Medical Center
County:             San Bernardino          Plan #:    Commercial Plan
Aid Code Grouping:  Family                  Plan Type: 356

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1, 1999 to September 30,2000 Capitation Payments at the End of the Month

Coverage Adjustments
----------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
----------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
----------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
----------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
----------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the  Plan
----------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
----------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
----------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
----------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
----------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
----------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
----------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
----------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
----------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
----------------------------------------------------------------------------

Rate Calculation                                           Hospital      Hospital    Long Term
                                 Physician    Pharmacy    Inpatient    Outpatient         Care       Other      Total
1. Average Cost Per Unit         $   66.25    $  23.82    $  978.02    $    20.37    $  229.41    $   8.79
2. Units per Eligible                5.957       3.361        0.304         2.609        0.009       6.410
   Cost per Elig. per Mo.        $   32.89    $   6.67    $   24.78    $     4.43    $    0.17    $   4.70    $ 73.64
Adjustments
   a. Demographics                   0.829       0.863        0.714         0.835        1.000       0.871
   b. Area                           1.008       1.000        1.000         1.000        1.000       1.000
   c. Coverages                      0.975       0.992        0.968         0.956        0.995       0.868
   d. Interest                       1.000       1.000        1.000         1.000        1.000       1.000
Adjusted Base Cost               $   26.80    $   5.71    $   17.13    $     3.54    $    0.17    $   3.55    $ 56.90
3. Legislative Adjs.                 1.139       0.975        1.012         1.034        1.159       1.065
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100        1.000         1.000        1.100       1.000
   b. Units per Eligible             1.000       0.998        1.045         1.000        1.000       1.100
Projected Cost per Eligible      $   30.53    $   6.11    $   18.12    $     3.66    $    0.20    $   4.16    $ 62.78
5. Stop Loss Reins.                      Amount           $       0              Rate                  0.0%      0.00
6. CHDP                                                                                                          4.88
7. Fee-for-Service Adj.                                                                               26.1%     16.41
Capitation Rate                                                                                               $ 84.07

                                                     C6 to Contract No.95-23637
                                                     Page 18 of 28

Plan Name:          Molina Medical Center
County:             San Bernardino          Plan #:       Commercial Plan
Aid Code Grouping:  Aged                    Plan Type  :  356

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1, 1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                           Hospital     Hospital     Long Term
                                 Physician    Pharmacy    Inpatient   Outpatient          Care       Other       Total
1. Average Cost Per Unit         $   16.06    $  38.28    $  316.16    $   11.67     $  177.26    $   6.49
2. Units per Eligible               11.563      16.963        0.819        3.904         1.049      42.784
   Cost per Elig. per Mo.        $   15.48    $  54.11    $   21.58    $    3.80     $   15.50    $  23.14    $ 133.61
Adjustments
   a. Demographics                   0.964       1.019        0.964        0.983         1.034       1.022
   b. Area                           1.008       1.000        1.000        1.000         1.000       1.000
   c. Coverages                      0.981       0.996        0.997        0.986         0.997       0.781
   d. Interest                       1.000       1.000        1.000        1.000         1.000       1.000
Adjusted Base Cost                $  14.76    $  54.92    $   20.74    $    3.68     $   15.98    $  18.47    $ 128.55
3. Legislative Adjs.                 0.952       0.920        0.940        1.035         1.159       0.932
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100        1.100        1.000         1.000       1.000
   b. Units per Eligible             1.050       0.998        0.950        1.045         0.950       1.100
Projected Cost per Eligible       $  14.75    $  55.47    $   20.37    $    3.98     $   17.59    $  18.94    $ 131.10
5. Stop Loss Reins.                      Amount           $       0              Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      14.42
Capitation Rate                                                                                               $ 145.52

                                                     C6 to Contract No.95-23637
                                                     Page 19 of 28

Plan Name:          Molina Medical Center
County:             San Bernardino          Plan #:    Commercial Plan
Aid Code Grouping:  Disabled                Plan Type: 356

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1, 1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                           Hospital     Hospital     Long Term
                                 Physician    Pharmacy    Inpatient    Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   20.15    $  50.42    $  611.26    $   18.26     $  184.85    $   7.07
2. Units per Eligible               13.720      21.892        1.011        6.029         0.452      63.930
   Cost per Elig. per Mo.        $   23.04    $  91.98    $   51.50    $    9.17     $    6.96    $  37.67    $ 220.32
Adjustments
   a. Demographics                   0.942       0.851        0.850        1.019         0.995       1.023
   b. Area                           1.008       1.000        1.000        1.000         1.000       1.000
   c. Coverages                      0.900       0.875        0.920        0.973         0.995       0.877
   d. Interest                       1.000       1.000        1.000        1.000         1.000       1.000
Adjusted Base Cost               $   19.69    $  68.49    $   40.27    $    9.09     $    6.89    $  33.80    $ 178.23
3. Legislative Adjs.                 0.969       0.920        0.933        1.035         1.159       0.956
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100        1.100        1.000         1.000       1.000
   b. Units per Eligible             1.050       0.998        0.903        0.950         1.000       1.100
Projected Cost per Eligible       $  20.03    $  69.17    $   37.32    $    8.94     $    7.99    $  35.54    $ 178.99
5. Stop Loss Reins.                        Amount         $       0              Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      19.69
Capitation Rate                                                                                               $ 198.68

                                                     C6 to Contract No.95-23637
                                                     Page 20 of 28

Plan Name:          Molina Medical Center
County:             San Bernardino          Plan #:     Commercial Plan
Aid Code Grouping:  Child                   Plan Type:  356

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverages Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   58.40    $  17.50    $ 1,120.53   $    18.79    $  140.26    $   6.45
2. Units per Eligible                5.196       3.068         0.436        2.787        0.019      10.564
   Cost per Elig. per Mo.        $   25.29    $   4.47    $    40.71   $     4.36    $    0.22    $   5.68    $  80.73
Adjustments
   a. Demographics                   0.927       0.989         0.778        0.935        1.000       0.946
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.974       0.984         0.952        0.973        0.996       0.882
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   23.02    $   4.35    $    30.15   $     3.97    $    0.22    $   4.74    $  66.45
3. Legislative Adjs.                 1.155       1.055         1.019        1.034        1.159       1.069
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.000        1.000        1.000       1.000
   b. Units per Eligible             1.000       0.998         1.045        1.000        1.000       1.100
Projected Cost per Eligible      $   26.59    $   5.04    $    32.11   $     4.10    $    0.25    $   5.57    $  73.66
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           4.06
7. Fee-for-Service Adj.                                                                               11.0%       8.10
Capitation Rate                                                                                               $  85.82

                                                     C6 to Contract No.95-23637
                                                     Page 21 of 28

Plan Name:          Molina Medical Center
County:             San Bernardino          Plan #:      Commercial Plan
Aid Code Grouping:  Adult                   Plan Type  : 356

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1, 1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                           Hospital     Hospital    Long Term
                                 Physician    Pharmacy    Inpatient   Outpatient         Care        Other       Total
1. Average Cost Per Unit         $  164.23    $  19.84    $ 1,140.81   $    19.73    $    0.00    $  30.86
2. Units per Eligible               22.157       4.314         4.387       17.657        0.000       8.468
   Cost per Elig. per Mo.        $  303.24    $   7.13    $   417.06   $    29.03    $    0.00    $  21.78    $ 778.24
Adjustments
   a. Demographics                   1.000       1.000         1.000        1.000        1.000       1.000
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.999       0.999         0.999        0.989        1.000       0.887
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $  305.43    $   7.12    $   416.64   $    28.71    $    0.00    $  19.32    $ 777.22
3. Legislative Adjs.                 1.059       0.945         1.011        1.034        1.159       1.071
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.000        1.000        1.000       1.000
   b. Units per Eligible             1.000       0.998         1.045        1.000        1.000       1.100
Projected Cost per Eligible      $  323.45    $   7.39    $   440.18   $    29.69    $    0.00    $  22.76    $ 823.47
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      90.58
Capitation Rate                                                                                               $ 914.05

                                                     C6 to Contract No.95-23637
                                                     Page 22 of 28

Plan Name:          Molina Medical Center
County:             San Bernardino          Plan #:     Commercial Plan
Aid Code Grouping:  AIDS                    Plan Type:  356

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                           Hospital     Hospital    Long Term
                                 Physician    Pharmacy    Inpatient   Outpatient          Care       Other      Total
1. Average Cost Per Unit         $   25.87    $ 141.75    $   611.26   $    17.75    $  228.06    $  14.00
2. Units per Eligible               29.254      46.897         3.823       28.506        0.450      78.563
   Cost per Elig. per Mo.        $   63.07    $ 553.97    $   194.74   $    42.17    $    8.55    $  91.66    $ 954.16
Adjustments
   a. Demographics                   1.000       1.000         1.000        1.000        1.000       1.000
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.918       0.648         0.957        0.992        0.998       0.642
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   58.37    $ 358.97    $   186.37   $    41.83    $    8.53    $  58.85    $ 712.92
3. Legislative Adjs.                 0.982       0.843         0.981        1.009        1.159       0.989
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.100        1.000        1.000       1.000
   b. Units per Eligible             1.050       0.998         0.903        0.950        1.000       1.100
Projected Cost per Eligible      $   60.19    $ 332.21    $   181.60   $    40.10    $    9.89    $  64.02    $ 688.01
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      75.68
Capitation Rate                                                                                               $ 763.69

                                                     C6 to Contract No.95-23637
                                                     Page 23 of 28

Plan Name:          Molina Medical Center
County:             Riverside               Plan #:     Commercial Plan
Aid Code Grouping:  Family                  Plan Type:  355

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   66.25    $  23.82    $   864.71   $    20.37    $  229.41    $   8.79
2. Units per Eligible                5.957       3.361         0.304        2.609        0.009       6.410
   Cost per Elig. per Mo.        $   32.89    $   6.67    $    21.91   $     4.43    $    0.17    $   4.70    $  70.77
Adjustments
   a. Demographics                   0.883      0.8750         0.853        0.903        1.000       0.866
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.975       0.992         0.968        0.956        0.995       0.868
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   28.55    $   5.79    $    18.09   $     3.82    $    0.17    $   3.53    $  59.95
3. Legislative Adjs.                 1.139       0.975         1.012        1.034        1.159       1.065
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.000        1.000        1.000       1.000
   b. Units per Eligible             1.000       0.998         1.045        1.000        1.000       1.100
Projected Cost per Eligible      $   32.52    $   6.20    $    19.13   $     3.95    $    0.20    $   4.14    $  66.14
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           4.88
7. Fee-for-Service Adj.                                                                               13.0%       8.59
Capitation Rate                                                                                               $  79.61

                                                     C6 to Contract No.95-23637
                                                     Page 24 of 28

Plan Name:          Molina Medical Center
County:             Riverside               Plan #:    Commercial Plan
Aid Code Grouping:  Aged                    Plan Type: 355

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   16.06    $  38.28    $   287.24   $    11.67    $  177.26    $   6.49
2. Units per Eligible               11.563      16.963         0.819        3.904        1.049      42.784
   Cost per Elig. per Mo.       $   15.48    $  54.11    $    19.60   $     3.80    $   15.50    $  23.14    $ 131.63
Adjustments
   a. Demographics                   0.953       1.025         0.958        0.968        1.035       1.021
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.981       0.996         0.997        0.986        0.997       0.781
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   14.59    $  55.24    $    18.72   $     3.63    $   15.99    $  18.45    $ 126.62
3. Legislative Adjs.                 0.952       0.920         0.940        1.035        1.159       0.932
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.100        1.000        1.000       1.000
   b. Units per Eligible             1.050       0.998         0.950        1.045        0.950       1.100
Projected Cost per Eligible      $   14.58    $  55.79    $    18.39   $     3.93    $   17.61    $  18.91    $ 129.21
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      14.21
Capitation Rate                                                                                               $ 143.42

                                                     C6 to Contract No.95-23637
                                                     Page 25 of 28

Plan Name:          Molina Medical Center
County:             Riverside               Plan #:     Commercial Plan
Aid Code Grouping:  Disabled                Plan Type:  355

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000 \
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   20.15    $  50.42    $   485.15   $    18.26    $  184.85    $   7.07
2. Units per Eligible               13.720      21.892         1.011        6.029        0.452      63.930
   Cost per Elig. per Mo.       $   23.04    $  91.98    $    40.87   $     9.17    $    6.96    $  37.67    $ 209.69
Adjustments
   a. Demographics                   1.027       0.895         0.946        1.076        0.937       1.053
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.900       0.875         0.920        0.973        0.995       0.877
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   21.47    $  72.03    $    35.57   $     9.60    $    6.49    $  34.79    $ 179.95
3. Legislative Adjs.                 0.969       0.920         0.933        1.035        1.159       0.956
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.100        1.000        1.000       1.000
   b. Units per Eligible             1.050       0.998         0.903        0.950        1.000       1.100
Projected Cost per Eligible      $   21.84    $  72.75    $    32.96   $     9.44    $    7.52    $  36.59    $ 181.10
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      19.92
Capitation Rate                                                                                               $ 201.02

                                                     C6 to Contract No.95-23637
                                                     Page 26 of 28

Plan Name:          Molina Medical Center
County:             Riverside               Plan #:     Commercial Plan
Aid Code Grouping:  Child                   Plan Type:  355

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   58.40    $  17.50    $   889.41   $    18.79    $  140.26    $   6.45
2. Units per Eligible                5.196       3.068         0.436        2.787        0.019      10.564
   Cost per Elig. per Mo.       $   25.29    $   4.47    $    32.32   $     4.36    $    0.22    $   5.68    $  72.34
Adjustments
   a. Demographics                   1.156       1.020         1.155        1.139        1.OOO       1.048
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.974       0.984         0.952        0.973        0.996       0.882
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   28.71    $   4.49    $    35.54   $     4.83    $    0.22    $   5.25    $  79.04
3. Legislative Adjs.                 1.155       1.055         1.019        1.034        1.159       1.069
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.000        1.000        1.000       1.000
   b. Units per Eligible             1.000       0.998         1.045        1.000        1.000       1.100
Projected Cost per Eligible      $   33.16    $   5.20    $    37.84   $     4.99    $    0.25    $   6.17    $  87.61
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           4.06
7. Fee-for-Service Adj.                                                                                 11%       9.64
Capitation Rate                                                                                               $ 101.31

                                                     C6 to Contract No.95-23637
                                                     Page 27 of 28

Plan Name:          Molina Medical Center
County:             Riverside               Plan #:     Commercial Plan
Aid Code Grouping:  Adult                   Plan Type:  355

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $  164.23    $  19.84    $   964.66   $    19.73    $    0.00    $  30.86
2. Units per Eligible               22.157       4.314         4.387       17.657        0.000       8.468
   Cost per Elig. per Mo.       $  303.24    $   7.13    $   352.66   $    29.03    $    0.00    $  21.78    $ 713.84
Adjustments
   a. Demographics                   1.000       1.000         1.000        1.000        1.000       1.000
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.999       0.999         0.999        0.989        1.000       0.887
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $  305.43    $   7.12    $   352.31   $    28.71    $    0.00    $  19.32    $ 712.89
3. Legislative Adjs.                 1.059       0.945         1.011        1.034        1.159       1.071
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.000        1.000        1.000       1.000
   b. Units per Eligible             1.000       0.998         1.045        1.000        1.000       1.100
Projected Cost per Eligible      $  323.45    $   7.39    $   372.21   $    29.69    $    0.00    $  22.76    $ 755.50
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      83.10
Capitation Rate                                                                                               $ 838.60

                                                     C6 to Contract No.95-23637
                                                     Page 28 of 28

Plan Name:          Molina Medical Center
County:             Riverside               Plan #:     Commercial Plan
Aid Code Grouping:  AIDS                    Plan Type:  355

Date:        01-Dec-99
Base Period: FY 96/97

The Rate Period is October 1,1999 to September 30,2000
Capitation Payments at the End of the Month

Coverage Adjustments
---------------------------------------------------------------------------
  CCS Indicated Claims                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Outpatient Services                 NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Pharmacy Costs                      NOT Covered by the Plan
---------------------------------------------------------------------------
  Mental Health Hospital Inpatient Services         NOT Covered by the Plan
---------------------------------------------------------------------------
  Eyewear                                           NOT Covered by the Plan
---------------------------------------------------------------------------
  Heroin Detoxification                             NOT Covered by the Plan
---------------------------------------------------------------------------
  AIDS Waiver Services                              NOT Covered by the Plan
---------------------------------------------------------------------------
  Adult Day Health Care                             NOT Covered by the Plan
---------------------------------------------------------------------------
  Chiropractor/Acupuncture                          NOT Covered by the Plan
---------------------------------------------------------------------------
  Local Education Authority                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Alphafeto Protein Testing                         NOT Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care for month of entry plus one        Covered by the Plan
---------------------------------------------------------------------------
  Long Term Care after month of entry plus one      NOT Covered by the Plan
---------------------------------------------------------------------------
  Special AIDS drugs                                NOT Covered by the Plan
---------------------------------------------------------------------------

Rate Calculation                                            Hospital     Hospital    Long Term
                                 Physician    Pharmacy     Inpatient   Outpatient         Care       Other       Total
1. Average Cost Per Unit         $   25.87    $ 141.75    $   485.15   $    17.75    $  228.06    $  14.00
2. Units per Eligible               29.254      46.897         3.823       28.506        0.450      78.563
   Cost per Elig. per Mo.       $   63.07    $ 553.97    $   154.56   $    42.17    $    8.55    $  91.66    $ 913.98
Adjustments
   a. Demographics                   1.000       1.000         1.000        1.000        1.000       1.000
   b. Area                           1.008       1.000         1.000        1.000        1.000       1.000
   c. Coverages                      0.918       0.648         0.957        0.992        0.998       0.642
   d. Interest                       1.000       1.000         1.000        1.000        1.000       1.000
Adjusted Base Cost               $   58.37    $ 358.97    $   147.91   $    41.83    $    8.53    $  58.85    $ 674.46
3. Legislative Adjs.                 0.982       0.843         0.981        1.009        1.159       0.989
4. Trend Adjustments
   a. Cost per Unit                  1.000       1.100         1.100        1.000        1.000       1.000
   b. Units per Eligible             1.050       0.998         0.903        0.950        1.000       1.100
Projected Cost per Eligible      $   60.19    $ 332.21    $   144.13   $    40.10    $    9.89    $  64.02    $ 650.54
5. Stop Loss Reins.                      Amount           $        0             Rate                  0.0%       0.00
6. CHDP                                                                                                           0.00
7. Fee-for-Service Adj.                                                                               11.0%      71.56
Capitation Rate                                                                                               $ 722.10

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

DEPARTMENT OF HEALTH SERVICES
714/744 P Street
P.O. Box 942732
Sacramento, CA 94234-7320
(916)654-8076

[SEAL]

     March 1, 2000

     George Goldstein
     Molina
     One Golden Shore
     Long Beach, CA 90802

     Dear Mr. Goldstein:

     Change Order Number C7 to Contract No.95-23637 is being provided to rectify the capitation payment schedule from prepaid to postpaid in accordance with
     Article V, Section 5.3, Capitation Rates and Section 5.4 Capitation Rates Constitute Payment in Full, of your Contract for the periods February 1, 1998 through September 30, 1998; October 1, 1998 through June 30, 1999 (Includes FQHC); July 1, 1999 through July 31, 1999 (excludes FQHC); and August 1, 1999 through September 30, 1999. Corresponding postpaid rate sheets are attached. This Change Order is effective March 1, 2000.

     The retropayment for the above mentioned periods will be processed and payment should be mailed within three (3) to six (6) weeks from the date of this letter.

     If you have any questions, please contact your contract manager.

     Sincerely,


     /s/
     Susanne M. Hughes
     Acting Chief
     Medi-Cal Managed Care Division

     Enclosures

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

1.   5.3  CAPITATION RATES

DHS will remit to the Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to the Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services will commence on the first day of operations, as determined by DHS. Capitation payments will be made in accordance with the following schedule of capitation payment rates:

FOR THE PERIOD 2/1/98 - 9/30/98                         RIVERSIDE COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, OA, 02, 08, 30,                   $    76.14
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   205.99
                                                 60, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   163.11
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K, 5K,                   $    79.71
                                                 45, 82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   518.25
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $ 1,026.62
-------------------------------------------------------------------------------------------------

                                     1 of 5

FOR THE PERIOD 2/1/98  - 9/30/98                        SAN BERNARDINO COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, 0A, 02, 08, 30,                   $   74.39
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   218.97
                                                 6O, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   168.09
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K,                       $    79.79
                                                 5K, 45, 82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   534.10
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $ 1,078.17
-------------------------------------------------------------------------------------------------

FOR THE PERIOD 10/1/98 - 6/30/99                        RIVERSIDE COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, OA, 02, 08, 30,                   $    79.13
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   223.73
                                                 60, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   161.27
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K, 5K,                   $    93.51
                                                 45,82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   710.32
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $   967.27
-------------------------------------------------------------------------------------------------
Percent of Poverty                               7A,                                   $    54.11
-------------------------------------------------------------------------------------------------
Percent of Poverty                               47, 72,                               $    60.05
-------------------------------------------------------------------------------------------------

                                     2 of 5

FOR THE PERIOD 10/1/98 - 6/30/99                        SAN BERNARDINO COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, OA, 02, 08, 30,                   $    80.89
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   234.65
                                                 60, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   164.60
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K,                       $   106.97
                                                 5K, 45, 82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   794.86
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $ 1,000.01
-------------------------------------------------------------------------------------------------
Percent of Poverty                               7A,                                   $    54.11
-------------------------------------------------------------------------------------------------
Percent of Poverty                               47, 72,                               $    60.05
-------------------------------------------------------------------------------------------------

FOR THE PERIOD 7/1/99 - 7/31/99                         RIVERSIDE COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, 0A, 02, 08, 30,                   $    78.80
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   223.73
                                                 6O, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   161.27
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K,                       $    93.17
                                                 5K, 45, 82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   708.81
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $   967.27
-------------------------------------------------------------------------------------------------
Percent of Poverty                               7A,                                   $    52.55
-------------------------------------------------------------------------------------------------
Percent of Poverty                               47, 72,                               $    57.21
-------------------------------------------------------------------------------------------------

                                     3 of 5

FOR THE PERIOD 7/1/99 - 7/31/99                         SAN BERNARDINO COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, 0A, 02, 08, 30,                   $    80.82
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   234.65
                                                 6O, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   164.60
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K,                       $   106.89
                                                 5K, 45, 82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   794.50
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $ 1,000.01
-------------------------------------------------------------------------------------------------
Percent of Poverty                               7A,                                   $    52.55
-------------------------------------------------------------------------------------------------
Percent of Poverty                               47, 72,                               $    57.21
-------------------------------------------------------------------------------------------------

FOR THE PERIOD 8/1/99 - 9/30/99                         RIVERSIDE COUNTY
-------------------------------------------------------------------------------------------------
                GROUPS                                     AID CODES                      RATE
-------------------------------------------------------------------------------------------------
Family                                           01, 0A, 02, 08, 30,                   $    79.37
                                                 32, 33, 34, 35, 38,
                                                 39, 40, 42, 54, 59,
                                                 3A, 3C, 3E, 3G, 3H,
                                                 3L, 3M, 3N, 3P, 3R,
                                                 3U, 5X, 7X,
-------------------------------------------------------------------------------------------------
Disabled                                         20, 24, 26, 28, 36,                   $   225.12
                                                 6O, 64, 66, 68, 6A,
                                                 6C, 6N, 6P, 6R
-------------------------------------------------------------------------------------------------
Aged                                             10, 14, 16, 18                        $   162.55
-------------------------------------------------------------------------------------------------
Child                                            03, 04, 4C, 4K,                       $    93.95
                                                 5K, 45, 82
-------------------------------------------------------------------------------------------------
Adult                                            86                                    $   714.18
-------------------------------------------------------------------------------------------------
AIDS Beneficiary                                                                       $   968.53
-------------------------------------------------------------------------------------------------
Percent of Poverty                               7A,                                   $    53.10
-------------------------------------------------------------------------------------------------
Percent of Poverty                               47, 72,                               $    57.78
-------------------------------------------------------------------------------------------------

                                     4 of 5

For the Period 8/1/99 - 9/30/99             San Bernardino County

         --------------------------------------------------------------------------
                     GROUPS                     AID CODES                 RATE
         --------------------------------------------------------------------------
          Family                            01, 0A, 02, 08,           $       81.39
                                            30, 32, 33, 34, 35,
                                            38, 39, 40, 42, 54,
                                            59, 3A, 3C, 3E,
                                            3G, 3H, 3L, 3M,
                                            3N, 3P, 3R, 3U,
                                            5X, 7X,
         --------------------------------------------------------------------------
          Disabled                          20, 24, 26, 28, 36,       $      236.15
                                            60, 64, 66, 68,
                                            6A, 6C, 6N, 6P,
                                            6R
         --------------------------------------------------------------------------
          Aged                              10,14,16,18               $      165.90
         --------------------------------------------------------------------------
          Child                             03, 04, 4C, 4K,           $      107.81
                                            5K, 45, 82
         --------------------------------------------------------------------------
          Adult                             86                        $      800.46
         --------------------------------------------------------------------------
          AIDS Beneficiary                                            $    1,001.35
         --------------------------------------------------------------------------
          Percent of Poverty                7A,                       $       53.10
         --------------------------------------------------------------------------
          Percent of Poverty                47,72,                    $       57.78
         --------------------------------------------------------------------------

         All other terms, conditions, and provisions contained in Section 5.3 remain unchanged.

2.       5.4      CAPITATION RATES CONSTITUTE PAYMENT IN FULL

         Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all Administrative Costs incurred by the Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with Section 5.13, but do not include payment for the recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payments for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 60 pages).

                                     5 of 5

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

[SEAL]

[SEAL]

            November 20, 2000

            Mr. George Goldstein
            President
            Molina Healthcare of California
            Dba Molina
            One Golden Shore
            Long Beach, CA 90802

            Dear Mr. Goldstein:

            In accordance with Article V, Section 5.5 of your Contract, the enclosed Change Order No. 08 transmits (Molina's) annual capitation rates for the Period beginning October 1,2000 to September 30, 2001.

            The retropayment between the old rates and the new 2000/2001 rates for the period beginning October 1, 2000 will be processed in approximately four to six weeks.

            If you have any questions, please contact your contract manager.

            Sincerely,

            /s/
            ----------------------
            Susanne M. Hughes
            Acting Chief
            Medi-Cal Managed Care Division

            Enclosure

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]


            CHANGE ORDER C08 TO CONTRACT NO.95-23637; ADJUSTING THE ANNUAL CAPITATION RATE FOR PROVIDER RATE INCREASES FOR THE PERIOD OCTOBER 1, 2000 TO SEPTEMBER 30, 2001, BY CHANGING CONTRACT SECTIONS; 5.3 CAPITATION RATES; AND 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL. This Change Order is effective November 1, 2000.

            1.     5.3      CAPITATION RATES

            For the period October 1, 2000 to
            September 30,2001                                   Riverside County

            -----------------------------------------------------------------------------
                   GROUPS                       AID CODES                     RATE
            -----------------------------------------------------------------------------
             Family                   01, 0A, 02, 08, 30, 32, 33,        $      86.14
                                      34, 35, 38, 39, 40, 42, 47,
                                      54, 59, 72, 3A, 3C, 3E, 3G,
                                      3H, 3L, 3M, 3N, 3P, 3R, 3U,
                                      4F, 4G, 5X, 7X, 8P
            -----------------------------------------------------------------------------
             Disabled                 20, 24, 26, 28, 36, 60, 64,        $     223.64
                                      66, 68, 6A, 6C, 6N, 6P, 6R
            -----------------------------------------------------------------------------
             Aged                     10, 14, 16, 18                     $     160.60
            -----------------------------------------------------------------------------
             Child                    03, 04, 4A, 4C, 4K, 5K, 45,        $      89.04
                                      82, 7A, 8R
            -----------------------------------------------------------------------------
             Adult                    86                                 $     843.25
            -----------------------------------------------------------------------------
             AIDS Beneficiary                                            $     847.95
            -----------------------------------------------------------------------------

            For the period October 1, 2000 to
            September 30,2001                              San Bernardino County

            ----------------------------------------------------------------------------------
                   GROUPS                       AID CODES                     RATE
            ----------------------------------------------------------------------------------
             Family                   01, 0A, 02, 08, 30, 32, 33,        $      82.56
                                      34, 35, 38, 39, 40, 42, 47,
                                      54, 59, 72, 3A, 3C, 3E, 3G,
                                      3H, 3L, 3M, 3N, 3P, 3R, 3U,
                                      4F, 4G, 5X, 7X, 8P
            ----------------------------------------------------------------------------------
             Disabled                 20, 24, 26, 28, 36, 60, 64,        $     223.41
                                      66, 68, 6A, 6C, 6N, 6P, 6R
            ----------------------------------------------------------------------------------
             Aged                     10, 14, 16, 18                     $     151.60
            ----------------------------------------------------------------------------------
             Child                    03, 04, 4A, 4C, 4K, 5K, 45,        $      93.28
                                      82, 7A, 8R
            ----------------------------------------------------------------------------------
             Adult                    86                                 $     922.71
            ----------------------------------------------------------------------------------
             AIDS Beneficiary                                            $     891.15
            ----------------------------------------------------------------------------------

2.       5.4      CAPITATION RATES CONSTITUTE PAYMENT IN FULL

         Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all administrative costs incurred by the Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with Section 14087.325 of the W&I Code, but do not include payment for recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payments for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 12 pages).

3. All other terms, conditions, and provisions contained in Sections 5.3 and 5.4 remain unchanged.

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  1 of  12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Family                   Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month


Coverages (C = Covered by Plan, N = NOT Covered by Plan)

----------------------------------------------------------------------------------------------------------
   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

Rate Calculation                                                     Hospital     Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient             Care         Other    Total
1. Average Cost Per Unit                $   66.25      $  23.82     $  864.71   $    20.37      $    229.41     $    8.79
2. Units per Eligible                       5.957         3.361         0.304        2.609            0.009         6.410
   Cost per Elig. per Mo.               $   32.89      $   6.67     $   21.91   $     4.43      $      0.17     $    4.70  $ 70.77
3. Adjustments
    a.Demographics                          0.933         0.927         0.903        0.933            1.000         0.938
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.975         0.992         0.968        0.956            0.995         0.868
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   26.93      $   6.13     $   19.15   $     3.95      $      0.17     $    3.83  $ 60.16
4. Legislative Adjs.                        1.261         0.895         1.016        1.065            1.375         1.086
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.000        1.000            1.000         1.000
    b. Units per Eligible                   1.000         1.073         1.066        1.000            1.000         1.148
Projected Cost per Eligible             $   33.96      $   6.76     $   20.73   $     4.21      $      0.23     $    4.77  $ 70.66
6. Adjustment to No Loss                                                                                                      0.00
7. CHDP                                                                                                                       4.88
8. Adjustment to Fee-For-Service                                                                                     15.0%   10.60
Capitation Rate                                                                                                            $ 86.14
Value of Provider Rate Increase                                                                                            $  4.44

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  2 of  12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Disabled                 Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

Rate Calculation                                                     Hospital     Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient             Care         Other     Total
1. Average Cost Per Unit                $   20.15      $  50.42     $  485.15   $    18.26      $    184.85     $    7.07
2. Units per Eligible                      13.720        21.892         1.011        6.029            0.452        63.930
   Cost per Elig. per Mo.               $   23.04      $  91.98     $   40.87   $     9.17      $      6.96     $   37.67  $ 209.69
3. Adjustments
    a.Demographics                          0.990         0.881         0.935        1.064            0.954         1.046
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.900         0.875         0.920        0.973            0.995         0.877
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   18.48      $  70.91     $   35.16   $     9.49      $      6.61     $   34.56  $ 175.21
4. Legislative Adjs.                        1.151         0.925         0.952        1.057            1.379         0.991
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.148        1.000            1.000         1.000
    b. Units per Eligible                   1.073         1.073         0.863        0.929            1.000         1.148
Projected Cost per Eligible             $   22.82      $  80.77     $   33.15   $     9.31      $      9.12     $   39.30  $ 194.47
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%    29.17
Capitation Rate                                                                                                            $ 223.64
Value of Provider Rate Increase                                                                                            $   4.65

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  3 of  12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Aged                     Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

----------------------------------------------------------------------------------------------------------
   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

Rate Calculation                                                    Hospital      Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient             Care         Other     Total
1. Average Cost Per Unit                $   16.06      $  38.28     $  287.24   $    11.67      $    177.26     $    6.49
2. Units per Eligible                      11.563        16.963         0.819        3.904            1.049        42.784
   Cost per Elig. per Mo.               $   15.48      $  54.11     $   19.60   $     3.80      $     15.50     $   23.14  $ 131.63
3. Adjustments
    a.Demographics                          1.007         1.014         1.005        1.001            0.975         1.011
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.981         0.996         0.997        0.986            0.997         0.781
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   13.76      $  54.65     $   19.64   $     3.75      $     15.07     $   18.27  $ 125.14
4. Legislative Adjs.                        0.993         0.911         0.960        1.052            1.368         0.966
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.148        1.000            1.000         1.000
    b. Units per Eligible                   1.073         1.073         0.929        1.066            0.929         1.148
Projected Cost per Eligible             $   14.66      $  61.31     $   20.09   $     4.20      $     19.14     $   20.25  $ 139.65
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%    20.95
Capitation Rate                                                                                                            $ 160.60
Value of Provider Rate Increase                                                                                            $   0.84

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  4 of  12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Child                    Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month


Coverages (C = Covered by Plan, N = NOT Covered by Plan)

----------------------------------------------------------------------------------------------------------
   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                    Hospital    Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient            Care          Other     Total
1. Average Cost Per Unit                $   58.40      $  17.50     $  889.41   $    18.79      $    140.26     $    6.45
2. Units per Eligible                       5.196         3.068         0.436        2.787            0.019        10.564
   Cost per Elig. per Mo.               $   25.29      $   4.47     $   32.32   $     4.36      $      0.22     $    5.68  $  72.34
3. Adjustments
    a.Demographics                          1.020         1.029         0.953        1.033            1.000         0.988
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.974         0.984         0.952        0.973            0.996         0.882
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   22.61      $   4.53     $   29.32   $     4.38      $      0.22     $    4.95  $  66.01
4. Legislative Adjs.                        1.144         0.907         1.019        1.055            1.359         1.089
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.000        1.000            1.000         1.000
    b. Units per Eligible                   1.000         1.073         1.066        1.000            1.000         1.148
Projected Cost per Eligible             $   25.87      $   5.06     $   31.84   $     4.62      $      0.30     $    6.19  $  73.88
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        4.08
8. Adjustment to Fee-For-Service                                                                                     15.0%    11.08
Capitation Rate                                                                                                            $  89.04
Value of Provider Rate Increase                                                                                            $   0.71

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  5 of  12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Adult                    Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month


Coverages (C = Covered by Plan, N = NOT Covered by Plan)

----------------------------------------------------------------------------------------------------------
   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

Rate Calculation                                                    Hospital     Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient            Care          Other     Total
1. Average Cost Per Unit                $  164.23      $  19.84     $  964.66   $    19.73      $      0.00     $   30.86
2. Units per Eligible                      22.157         4.314         4.387       17.657            0.000         8.468
   Cost per Elig. per Mo.               $  303.24      $   7.13     $  352.66   $    29.03      $      0.00     $   21.78  $ 713.84
3. Adjustments
    a.Demographics                          1.000         1.000         1.000        1.000            1.000         1.000
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.999         0.999         0.999        0.989            1.000         0.887
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $  272.64      $   7.12     $  352.31   $    28.71      $      0.00     $   19.32  $ 680.10
4. Legislative Adjs.                        1.075         0.900         1.008        1.062            1.213         1.053
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.000        1.000            1.000         1.000
    b. Units per Eligible                   1.000         1.073         1.066        1.000            1.000         1.148
Projected Cost per Eligible             $  293.09      $   7.89     $  378.44   $    30.49      $      0.00     $   23.35  $ 733.26
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%   109.99
Capitation Rate                                                                                                            $ 843.25
Value of Provider Rate Increase                                                                                            $   3.39

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  6 of  12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:         355
Aid Code Grouping:      AIDS                     Plan Type:      Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

----------------------------------------------------------------------------------------------------------
   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

Rate Calculation                                                     Hospital     Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient             Care         Other     Total
1. Average Cost Per Unit                $   25.87      $ 141.75     $  485.15   $    17.75      $    228.06     $   14.00
2. Units per Eligible                      29.254        46.897         3.823       28.506            0.450        78.563
   Cost per Elig. per Mo.               $   63.07      $ 553.97     $  154.56   $    42.17      $      8.55     $   91.66  $ 913.98
3. Adjustments
    a.Demographics                          1.000         1.000         1.000        1.000            1.000         1.000
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.918         0.663         0.957        0.992            0.998         0.970
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   52.11      $ 367.28     $  147.91   $    41.83      $      8.53     $   88.91  $ 706.57
4. Legislative Adjs.                        1.098         0.836         0.986        1.015            1.453         0.996
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.148        1.000            1.000         1.000
    b. Units per Eligible                   1.073         1.073         0.863        0.929            1.000         1.148
Projected Cost per Eligible             $   61.39      $ 378.09     $  144.43   $    39.43      $     12.39     $  101.62  $ 737.35
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%   110.60
Capitation Rate                                                                                                            $ 847.95
Value of Provider Rate Increase                                                                                            $   7.25

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  7 of  12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Family                   Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month


Coverages (C = Covered by Plan, N = NOT Covered by Plan)

----------------------------------------------------------------------------------------------------------
   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                    Hospital    Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient            Care          Other     Total
1. Average Cost Per Unit                $   66.25      $  23.82     $  978.02   $    20.37      $    229.41     $    8.79
2. Units per Eligible                       5.957         3.361         0.304        2.609            0.009         6.410
   Cost per Elig. per Mo.               $   32.89      $   6.67     $   24.78   $     4.43      $      0.17     $    4.70  $  73.64
3. Adjustments
    a. Demographics                         0.870         0.911         0.786        0.871            1.000         0.918
    b. Area                                 0.900         1.000         1.000        1.000            1.000         1.000
    c. Coverages                            0.975         0.992         0.968        0.956            0.995         0.868
    d. Interest                             1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   25.11      $   6.03     $   18.85   $     3.69      $      0.17     $    3.75  $  57.60
4. Legislative Adjs.                        1.261         0.895         1.016        1.065            1.375         1.086
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.000        1.000            1.000         1.000
    b. Units per Eligible                   1.000         1.073         1.066        1.000            1.000         1.148
Projected Cost per Eligible             $   31.66      $   6.65     $   20.41   $     3.93      $      0.23     $    4.67  $  67.55
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        4.88
8. Adjustment to Fee-For-Service                                                                                     15.0%    10.13
Capitation Rate                                                                                                            $  82.56
Value of Provider Rate Increase                                                                                            $   4.15

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  8 of  12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Disabled                 Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month


Coverages (C = Covered by Plan, N = NOT Covered by Plan)

   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                    Hospital    Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient            Care          Other     Total
1. Average Cost Per Unit                $   20.15      $  50.42     $  611.26   $    18.26      $    184.85     $    7.07
2. Units per Eligible                      13.720        21.892         1.011        6.029            0.452        63.930
   Cost per Elig. per Mo.               $   23.04      $  91.98     $   51.50   $     9.17      $      6.96     $   37.67  $ 220.32
3. Adjustments
    a.Demographics                          0.927         0.841         0.865        1.023            0.991         1.031
    b.Area                                  0.900         1.000         1.000        1.000            1.000         1.000
    c.Coverages                             0.900         0.875         0.920        0.973            0.995         0.877
    d.Interest                              1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   17.30      $  67.69     $   40.98   $     9.13      $      6.86     $   34.06  $ 176.02
4. Legislative Adjs.                        1.151         0.925         0.952        1.057            1.379         0.991
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.148        1.000            1.000         1.000
    b. Units per Eligible                   1.073         1.073         0.863        0.929            1.000         1.148
Projected Cost per Eligible             $   21.37      $  77.10     $   38.64   $     8.96      $      9.46     $   38.74  $ 194.27
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%    29.14
Capitation Rate                                                                                                            $ 223.41
Value of Provider Rate Increase                                                                                            $   4.42

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  9 of  12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Aged                     Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month


Coverages (C = Covered by Plan, N = NOT Covered by Plan)

   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                    Hospital    Hospital        Long Term
                                        Physician      Pharmacy     Inpatient   Outpatient            Care          Other     Total
1. Average Cost Per Unit                $   16.06      $  38.28     $  316.16   $    11.67      $    177.26     $    6.49
2. Units per Eligible                      11.563        16.963         0.819        3.904            1.049        42.784
   Cost per Elig. per Mo.               $   15.48      $  54.11     $   21.58   $     3.80      $     15.50     $   23.14  $ 133.61
3. Adjustments
    a. Demographics                         1.014         1.009         0.894        1.039            0.650         0.962
    b. Area                                 0.900         1.000         1.000        1.000            1.000         1.000
    c. Coverages                            0.981         0.996         0.997        0.986            0.997         0.781
    d. Interest                             1.000         1.000         1.000        1.000            1.000         1.000
Adjusted Base Cost                      $   13.86      $  54.38     $   19.23   $     3.89      $     10.04     $   17.39  $ 118.79
4. Legislative Adjs.                        0.993         0.911         0.960        1.052            1.368         0.966
5. Trend Adjustments
    a. Cost per Unit                        1.000         1.148         1.148        1.000            1.000         1.000
    b. Units per Eligible                   1.073         1.073         0.929        1.066            0.929         1.148
Projected Cost per Eligible             $   14.77      $  61.00     $   19.67   $     4.36      $     12.75     $   19.28  $ 131.83
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%    19.77
Capitation Rate                                                                                                            $ 151.60
Value of Provider Rate Increase                                                                                            $   0.81

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page 10 of 12

                                                                Date:  14-Nov-00
Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Child                    Plan Type:     Commercial Plan

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                   Hospital     Hospital        Long Term
                                       Physician      Pharmacy     Inpatient    Outpatient         Care           Other     Total
1. Average Cost Per Unit               $   58.40      $  17.50     $ 1,120.53   $    18.79      $    140.26     $    6.45
2. Units per Eligible                      5.196         3.068          0.436        2.787            0.019        10.564
   Cost per Elig. per Mo.              $   25.29      $   4.47     $    40.71   $     4.36      $      0.22     $    5.68  $  80.73
3. Adjustments
    a. Demographics                        0.986         1.016          0.877        0.987            1.000         0.976
    b. Area                                0.900         1.000          1.000        1.000            1.000         1.000
    c. Coverages                           0.974         0.984          0.952        0.973            0.996         0.882
    d. Interest                            1.000         1.000          1.000        1.000            1.000         1.000
Adjusted Base Cost                     $   21.86      $   4.47     $    33.99   $     4.19      $      0.22     $    4.89  $  69.62
4. Legislative Adjs.                       1.144         0.907          1.019        1.055            1.359         1.089
5. Trend Adjustments
    a. Cost per Unit                       1.000         1.148          1.000        1.000            1.000         1.000
    b. Units per Eligible                  1.000         1.073          1.066        1.000            1.000         1.148
Projected Cost per Eligible            $   25.01      $   4.99     $    36.91   $     4.42      $      0.30     $    6.11  $  77.74
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        4.08
8. Adjustment to Fee-For-Service                                                                                     15.0%    11.66
Capitation Rate                                                                                                            $  93.48
Value of Provider Rate Increase                                                                                            $   0.69

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-8
                                                Attachment   1
                                                Page  11 of 12

                                                                Date:  14-Nov-00
Plan Name:              Molina Medical Center
County:                 San Bernadino            Plan #:        356
Aid Code Grouping:      Adult                    Plan Type:     Commercial Plan


The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                   Hospital     Hospital        Long Term
                                      Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1. Average Cost Per Unit              $  164.23      $  19.84     $ 1,140.81    $    19.73      $      0.00     $   30.86
2. Units per Eligible                    22.157         4.314          4.387        17.657            0.000         8.468
   Cost per Elig. per Mo.             $  303.24      $   7.13     $   417.06    $    29.03      $      0.00     $   21.78  $ 778.24
3. Adjustments
    a. Demographics                       1.000         1.000          1.000         1.000            1.000         1.000
    b. Area                               0.900         1.000          1.000         1.000            1.000         1.000
    c. Coverages                          0.999         0.999          0.999         0.989            1.000         0.887
    d. Interest                           1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                    $  272.64      $   7.12     $   416.64    $    28.71      $      0.00     $   19.32  $ 744.43
4. Legislative Adjs.                      1.075         0.900          1.008         1.062            1.213         1.053
5. Trend Adjustments
    a. Cost per Unit                      1.000         1.148          1.000         1.000            1.000         1.000
    b. Units per Eligible                 1.000         1.073          1.066         1.000            1.000         1.148
Projected Cost per Eligible           $  293.09      $   7.89     $   447.54    $    30.49      $      0.00     $   23.35  $ 802.36
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%   120.35
Capitation Rate                                                                                                            $ 922.71
Value of Provider Rate Increase                                                                                            $   3.39

Prepared by Department of Health Services, Rate Development Branch

                                                Contract   #95-23637   C-8
                                                Attachment   1
                                                Page  12 of  12
Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      AIDS                     Plan Type:     Commercial Plan

Date:  14-Nov-00

The Rate Period is October 1, 2000                  Capitation Payments at the
to September 30, 2001                               End of the Month

Coverages (C = Covered by Plan, N = NOT Covered by Plan)

   CCS Indicated Claims                 N           AIDS Waiver                                       N
----------------------------------------------------------------------------------------------------------
   GHPP                                 C           In Home Waiver                                    N
----------------------------------------------------------------------------------------------------------
   Hemodialysis                         C           Model NF Waiver                                   N
----------------------------------------------------------------------------------------------------------
   Major Organ Transplants              N           Adult Day Health Care                             N
----------------------------------------------------------------------------------------------------------
   Out-of-State                         C           Newborn Hearing Screening                         N
----------------------------------------------------------------------------------------------------------
   Chiropractor                         N           Psychiatric Drugs                                 N
----------------------------------------------------------------------------------------------------------
   Local Education Authority            N           AIDS Drugs                                        N
----------------------------------------------------------------------------------------------------------
   Psychiatrist                         N           Injections                                        N
----------------------------------------------------------------------------------------------------------
   Acupuncturist                        N           MH - Hospital Inpatient                           N
----------------------------------------------------------------------------------------------------------
   Alphafeto Protein Testing            N           MH - Outpatient Services                          N
----------------------------------------------------------------------------------------------------------
   Heroin Detoxification                N           Long Term Care for month of entry plus one        C
----------------------------------------------------------------------------------------------------------
   Direct Observed Therapy              N           Long Term Care after month of entry plus one      N
----------------------------------------------------------------------------------------------------------
   PIA Lenses                           N           CHDP                                              C
----------------------------------------------------------------------------------------------------------

 Rate Calculation                                                   Hospital     Hospital        Long Term
                                      Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1. Average Cost Per Unit              $   25.87      $ 141.75     $   611.26    $    17.75      $    228.06     $   14.00
2. Units per Eligible                    29.254        46.897          3.823        28.506            0.450        78.563
   Cost per Elig. per Mo.             $   63.07      $ 553.97     $   194.74    $    42.17      $      8.55     $   91.66  $ 954.16
3. Adjustments
    a. Demographics                       1.000         1.000          1.000         1.000            1.000         1.000
    b. Area                               0.900         1.000          1.000         1.000            1.000         1.000
    c. Coverages                          0.918         0.663          0.957         0.992            0.998         0.970
    d. Interest                           1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                    $   52.11      $ 367.28     $   186.37    $    41.83      $      8.53     $   88.91  $ 745.03
4. Legislative Adjs.                      1.098         0.836          0.986         1.015            1.453         0.996
5. Trend Adjustments
    a. Cost per Unit                      1.000         1.148          1.148         1.000            1.000         1.000
    b. Units per Eligible                 1.073         1.073          0.863         0.929            1.000         1.148
Projected Cost per Eligible           $   61.39      $ 378.09     $   181.99    $    39.43      $     12.39     $  101.62  $ 774.91
6. Adjustment to No Loss                                                                                                       0.00
7. CHDP                                                                                                                        0.00
8. Adjustment to Fee-For-Service                                                                                     15.0%   116.24
Capitation Rate                                                                                                            $ 891.15
Value of Provider Rate Increase                                                                                            $   7.26

Prepared by Department of Health Services, Rate Development Branch

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

[SEAL]

[SEAL]

            January 9, 2001

            Mr. George Goldstein
            President
            Molina Healthcare of California
            Dba Molina
            One Golden Shore
            Long Beach, CA 90802

            Dear Mr. Goldstein:

            In accordance with Article V, Section 5.5 of your Contract, the enclosed Change Order No. 09 transmits (Molina's) annual capitation rates for the Period August 1, 2000 to September 30, 2000.

            The retropayment between the old rates and the new rates for the period August 1, 2000 through September 30, 2000 will be processed in approximately four to six weeks.

            If you have any questions, please contact your contract manager.

            Sincerely,

            /s/
            ------------------------
            Roberto B. Martinez
            Acting Chief
            Medi-Cal Managed Care Division

            Enclosure

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

            CHANGE ORDER C09 TO CONTRACT NO.95-23637; ADJUSTING THE ANNUAL CAPITATION RATE FOR PROVIDER RATE INCREASES FOR THE PERIOD AUGUST 1, 2000 TO SEPTEMBER 30, 2000, BY CHANGING CONTRACT SECTIONS; 5.3 CAPITATION RATES; AND 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL. This Change Order is effective January 1, 2001.

            1.     5.3      CAPITATION RATES

For the period August 1, 2000 to September 30,2000             Riverside County

            -----------------------------------------------------------------------------
                   GROUPS                       AID CODES                     RATE
            -----------------------------------------------------------------------------
             Family                   01, 0A, 02, 08, 30, 32, 33,        $      84.28
                                      34, 35, 38, 39, 40, 42, 47,
                                      54, 59, 72, 3A, 3C, 3E, 3G,
                                      3H, 3L, 3M, 3N, 3P, 3R, 3U,
                                      4F, 4G, 5X, 7X, 8P
            -----------------------------------------------------------------------------
             Disabled                 20, 24, 26, 28, 36, 60, 64         $     205.86
                                      66, 68, 6A, 6C, 6N, 6P, 6R
            -----------------------------------------------------------------------------
             Aged                     10, 14, 16, 18                     $     144.20
            -----------------------------------------------------------------------------
             Child                    03, 04, 4A, 4C, 4K, 5K, 45,        $     102.15
                                      82, 7A, 8R
            -----------------------------------------------------------------------------
             Adult                    86                                 $     841.84
            -----------------------------------------------------------------------------
             AIDS Beneficiary                                            $     729.33
            -----------------------------------------------------------------------------

For the period August 1, 2000 to September 30,2001        San Bernardino County

            ----------------------------------------------------------------------------------
                   GROUPS                       AID CODES                     RATE
            ----------------------------------------------------------------------------------
             Family                   01, 0A, 02, 08, 30, 32, 33,        $      88.96
                                      34, 35, 38, 39, 40, 42, 47,
                                      54, 59, 72, 3A, 3C, 3E, 3G,
                                      3H, 3L, 3M, 3N, 3P, 3R, 3U,
                                      4F, 4G, 5X, 7X, 8P
            ----------------------------------------------------------------------------------
             Disabled                 20, 24, 26, 28, 36, 60, 64,        $     203.17
                                      66, 68, 6A, 6C, 6N, 6P, 6R
            ----------------------------------------------------------------------------------
             Aged                     10, 14, 16, 18                     $     146.29
            ----------------------------------------------------------------------------------
             Child                    03, 04, 4A, 4C, 4K, 5K, 45,        $      86.53
                                      82, 7A, 8R

            ----------------------------------------------------------------------------------
             Adult                    86                                 $     917.28
            ----------------------------------------------------------------------------------
             AIDS Beneficiary                                            $     770.92
            ----------------------------------------------------------------------------------

2.       5.4      CAPITATION RATES CONSTITUTE PAYMENT IN FULL

         Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all administrative costs incurred by the Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with Section 14087.325 of the W&I Code, but do not include payment for recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payments for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 12 pages).

3. All other terms, conditions, and provisions contained in Sections 5.3 and 5.4 remain unchanged.

                                                Contract    #95-23637   C-9
                                                Attachment
                                                Page  1  of  12
Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        Commercial Plan
Aid Code Grouping:      Family                   Plan Type:     355

Date:  03-Nov-00

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

 Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                    Hospital     Hospital        Long Term
                                      Physician      Pharmacy      Inpatient    Outpatient         Care           Other     Total
1.  Average Cost Per Unit             $   66.25      $  23.82     $   864.71    $    20.37      $    229.41     $    8.79
2.  Units per Eligible                    5.957         3.361          0.304         2.609            0.009         6.410
    Cost per Elig. per Mo.            $   32.89      $   6.67     $    21.91    $     4.43      $      0.17     $    4.70  $  70.77
Adjustments
    a. Demographics                       0.883         0.875          0.853         0.903            1.000         0.866
    b. Area                               1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                          0.975         0.992          0.968         0.956            0.995         0.868
    d. Interest                           1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                    $   28.55      $   5.79     $    18.09    $     3.82      $      0.17     $    3.53  $  59.95
3.  Legislative Adjs.                     1.280         0.975          1.012         1.034            1.159         1.094
4.  Trend Adjustments
    a. Cost per Unit                      1.000         1.100          1.000         1.000            1.000         1.000
    b. Units per Eligible                 1.000         0.998          1.045         1.000            1.000         1.100
Projected Cost per Eligible           $   36.54      $   6.20     $    19.13    $     3.95      $      0.20     $    4.25  $  70.27
5.  Stop Loss Rein.                             Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                       4.88
7.  Fee-for-Service Adj.                                                                                             13.0%     9.13
Capitation Rate                                                                                                            $  84.28
Value of Provider Rate Increase                                                                                            $   4.67

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-9
                                                Attachment   1
                                                Page  2  of 12
Plan Name:              Molina Medical Center
County:                 Riverside                Plan # :       Commercial Plan
Aid Code Grouping:      Disabled                 Plan Type:           355

Date:  03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   20.15      $  50.42     $   485.15    $    18.26      $    184.85     $    7.07
2.  Units per Eligible                 13.720        21.892          1.011         6.029            0.452        63.930
    Cost per Elig. per Mo.          $   23.04      $  91.98     $    40.87    $     9.17      $      6.96     $   37.67  $ 209.69
Adjustments
    a. Demographics                     1.027         0.895          0.946         1.076            0.937         1.053
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.900         0.875          0.920         0.973            0.995         0.877
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   21.47      $  72.03     $    35.57    $     9.60      $      6.49     $   34.79  $ 179.95
3.  Legislative Adjs.                   1.123         0.920          0.933         1.035            1.159         0.979
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.100         1.000            1.000         1.000
    b. Units per Eligible               1.050         0.998          0.903         0.950            1.000         1.100
Projected Cost per Eligible         $   25.32      $  72.75     $    32.96    $     9.44      $      7.52     $   37.47    185.46
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    20.40
Capitation Rate                                                                                                            205.86
Value of Provider Rate Increase                                                                                              4.84

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-9
                                                Attachment   1
                                                Page  3  of 12
Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        Commercial Plan
Aid Code Grouping:      Aged                     Plan Type:           355

Date:  03-Nov-00
Base Period: 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient             Care         Other     Total
1.  Average Cost Per Unit           $   16.06      $  38.28     $   287.24    $    11.67      $    177.26     $    6.49
2.  Units per Eligible                 11.563        16.963          0.819         3.904            1.049        42.784
    Cost per Elig. per Mo.          $   15.48      $  54.11     $    19.60    $     3.80      $     15.50     $   23.14  $ 131.63
Adjustments
    a. Demographics                     0.953         1.025          0.958         0.968            1.035         1.021
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.981         0.996          0.997         0.986            0.997         0.781
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   14.59      $  55.24     $    18.72    $     3.63      $     15.99     $   18.45  $ 126.62
3.  Legislative Adjs.                   0.968         0.920          0.940         1.035            1.159         0.954
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.100         1.000            1.000         1.000
    b. Units per Eligible               1.050         0.998          0.950         1.045            0.950         1.100
Projected Cost per Eligible         $   14.83      $  55.79     $    18.39    $     3.93      $     17.61     $   19.36    129.91
5.  Stop Loss Rein.                           Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    14.29
Capitation Rate                                                                                                            144.20
Value of Provider Rate Increase                                                                                              0.78

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-9
                                                Attachment   1
                                                Page  4  of  12
Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        Commercial Plan
Aid Code Grouping:      Child                    Plan Type:           355

Date:  03-Nov-00

Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   58.40      $  17.50     $   889.41    $    18.79      $    140.26     $    6.45
2.  Units per Eligible                  5.196         3.068          0.436         2.787            0.019        10.564
    Cost per Elig. per Mo.          $   25.29      $   4.47     $    32.32    $     4.36      $      0.22     $    5.68  $  72.34
Adjustments
    a. Demographics                     1.156         1.020          1.155         1.139            1.000         1.048
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.974         0.984          0.952         0.973            0.996         0.882
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   28.71      $   4.49     $    35.54    $     4.83      $      0.22     $    5.25  $  79.04
3.  Legislative Adjs.                   1.175         1.055          1.019         1.034            1.159         1.102
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.000         1.000            1.000         1.000
    b. Units per Eligible               1.000         0.998          1.045         1.000            1.000         1.100
Projected Cost per Eligible         $   33.73      $   5.20     $    37.84    $     4.99      $      0.25     $    6.36     88.37
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     4.06
7.  Fee-for-Service Adj.                                                                                           11.0%     9.72
Capitation Rate                                                                                                            102.15
Value of Provider Rate Increase                                                                                              0.84

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-9
                                                Attachment   1
                                                Page  5  of  12
Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        Commercial Plan
Aid Code Grouping:      Adult                    Plan Type:           355

Date:  03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $  164.23      $  19.84     $   964.66    $    19.73      $      0.00     $   30.86
2.  Units per Eligible                 22.157         4.314          4.387        17.657            0.000         8.468
    Cost per Elig. per Mo.          $  303.24      $   7.13     $   352.66    $    29.03      $      0.00     $   21.78  $ 713.84
Adjustments
    a. Demographics                     1.000         1.000          1.000         1.000            1.000         1.000
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.999         0.999          0.999         0.989            1.000         0.887
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $  305.43      $   7.12     $   352.31    $    28.71      $      0.00     $   19.32  $ 712.89
3.  Legislative Adjs.                   1.067         0.945          1.011         1.034            1.159         1.093
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.000         1.000            1.000         1.000
    b. Units per Eligible               1.000         0.998          1.045         1.000            1.000         1.100
Projected Cost per Eligible         $  325.89      $   7.39     $   372.21    $    29.69      $      0.00     $   23.23    758.41
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    83.43
Capitation Rate                                                                                                            841.84
Value of Provider Rate Increase                                                                                              3.24

Prepared by Department of Health Services, Rate Development Branch

                                                Contract   #95-23637   C-9
                                                Attachment   1
                                                Page  6  of  12
Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        Commercial Plan
Aid Code Grouping:      AIDS                     Plan Type:           355

Date:  03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care        Other     Total
1.  Average Cost Per Unit           $   25.87      $ 141.75     $   485.15    $    17.75      $    228.06     $   14.00
2.  Units per Eligible                 29.254        46.897          3.823        28.506            0.450        78.563
    Cost per Elig. per Mo.          $   63.07      $ 553.97     $   154.56    $    42.17      $      8.55     $   91.66  $ 913.98
Adjustments
    a. Demographics                     1.000         1.000          1.000         1.000            1.000         1.000
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.918         0.648          0.957         0.992            0.998         0.642
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   58.37      $ 358.97     $   147.91    $    41.83      $      8.53     $   58.85  $ 674.46
3.  Legislative Adjs.                   1.082         0.843          0.981         1.009            1.159         0.995
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.100         1.000            1.000         1.000
    b. Units per Eligible               1.050         0.998          0.903         0.950            1.000         1.100
Projected Cost per Eligible         $   66.31      $ 332.21     $   144.13    $    40.10      $      9.89     $   64.41    657.05
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    72.28
Capitation Rate                                                                                                            729.33
Value of Provider Rate Increase                                                                                              7.23

Prepared by Department of Health Services, Rate Development Branch

                                                Contract    #95-23637   C-9
                                                Attachment   1
                                                Page  7  of  12
Plan Name:              Molina Medical Center
County:                 San Bernadino            Plan #:        Commercial Plan
Aid Code Grouping:      Family                   Plan Type:           356

Date:  03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   66.25      $  23.82     $   978.02    $    20.37      $    229.41     $    8.79
2.  Units per Eligible                  5.957         3.361          0.304         2.609            0.009         6.410
    Cost per Elig. per Mo.          $   32.89      $   6.67     $    24.78    $     4.43      $      0.17     $    4.70  $  73.64
Adjustments
    a. Demographics                     0.829         0.863          0.714         0.835            1.000         0.871
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.975         0.992          0.968         0.956            0.995         0.868
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   26.80      $   5.71     $    17.13    $     3.54      $      0.17     $    3.55  $  56.90
3.  Legislative Adjs.                   1.280         0.975          1.012         1.034            1.159         1.094
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.000         1.000            1.000         1.000
    b. Units per Eligible               1.000         0.998          1.045         1.000            1.000         1.100
Projected Cost per Eligible         $   34.30      $   6.11     $    18.12    $     3.66      $      0.20     $    4.27     66.66
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     4.88
7.  Fee-for-Service Adj.                                                                                           26.1%    17.42
Capitation Rate                                                                                                             88.96
Value of Provider Rate Increase                                                                                              4.89

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637   C-9
                                                Attachment
                                                Page  8  of  12
Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:       Commercial Plan
Aid Code Grouping:      Disabled                 Plan Type:           356

Date:  03-Nov-00
Base Period : FY 96/97
The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   20.15      $  50.42     $   611.26    $    18.26      $    184.85     $    7.07
2.  Units per Eligible                 13.720        21.892          1.011         6.029            0.452        63.930
    Cost per Elig. per Mo.          $   23.04      $  91.98     $    51.50    $     9.17      $      6.96     $   37.67  $ 220.32
Adjustments
    a. Demographics                     0.942         0.851          0.850         1.019            0.995         1.023
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.900         0.875          0.920         0.973            0.995         0.877
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   19.69      $  68.49     $    40.27    $     9.09      $      6.89     $   33.80  $ 178.23
3.  Legislative Adjs                    1.123         0.920          0.933         1.035            1.159         0.979
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.100         1.000            1.000         1.000
    b. Units per Eligible               1.050         0.998          0.903         0.950            1.000         1.100
Projected Cost per Eligible         $   23.22      $  69.17     $    37.32    $     8.94      $      7.99     $   36.40    183.04
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    20.13
Capitation Rate                                                                                                            203.17
Value of Provider Rate Increase                                                                                              4.49

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637   C-9
                                                Attachment
                                                Page  9  of  12
Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        Commercial Plan
Aid Code Grouping:      Aged                     Plan Type:           356

Date:        03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   16.06      $  38.28     $   316.16    $    11.67      $    117.26     $    6.49
2.  Units per Eligible                  11.563        16.963          0.819         3.904            1.049        42.784
    Cost per Elig. per Mo.          $   15.48      $  54.11     $    21.58    $     3.60      $     15.50     $   23.14  $ 133.61
Adjustments
    a. Demographics                     0.964         1.019          0.964         0.963            1.034         1.022
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.981         0.996          0.997         0.986            0.997         0.781
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   14.76      $  54.92     $    20.74    $     3.68      $     15.98     $   18.47  $ 128.55
3.  Legislative Adjs                    0.968         0.920          0.940         1.035            1.159         0.954
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.100         1.000            1.000         1.000
    b. Units per Eligible               1.050         0.998          0.950         1.045            0.950         1.100
Projected Cost per Eligible         $   15.00      $  55.47     $    20.37    $     3.98      $     17.59     $   19.38    131.79
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    14.50
Capitation Rate                                                                                                            146.29
Value of Provider Rate Increase                                                                                              0.77

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637   C-9
                                                Attachment
                                                Page  10 of  12
Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        Commercial Plan
Aid Code Grouping:      Child                    Plan Type:           356

Date:        03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   58.40      $  17.50     $ 1,120.53    $    18.79      $    140.26     $    6.45
2.  Units per Eligible.                 5.196         3.068          0.436         2.787            0.019        10.564
    Cost per Elig. per Mo           $   25.29      $   4.47     $    40.71    $     4.36      $      0.22     $    5.68  $  80.73
Adjustments
    a. Demographics                     0.927         0.989          0.788         0.935            1.000         0.946
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.974         0.984          0.952         0.973            0.996         0.882
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   23.02      $   4.35     $    30.15    $     3.97      $      0.22     $    4.74  $  66.45
3.  Legislative Adjs.                   1.175         1.055          1.019         1.034            1.159         1.102
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.000         1.000            1.000         1.000
    b. Units per Eligible               1.000         0.998          1.045         1.000            1.000         1.100
Projected Cost per Eligible         $   27.05      $   5.04     $    32.11    $     4.10      $      0.25     $    5.75     74.30
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     4.06
7.  Fee-for-Service Adj.                                                                                           11.0%     8.17
Capitation Rate                                                                                                             86.53
Value of Provider Rate Increase                                                                                              0.71

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637   C-9
                                                Attachment
                                                Page  11 of  12
Plan Name:              Molina Medical Center
County:                 San Bernardino            Plan #:       Commercial Plan
Aid Code Grouping:      Adult                     Plan Type:          356

Date:        03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient             Care         Other     Total
1.  Average Cost Per Unit           $  164.23      $  19.84     $ 1,140.81    $    19.73      $      0.00     $   30.86
2.  Units per Eligible                 22.157        4.314          4.387        17.657            0.000         8.468
    Cost per Elig. per Mo.          $  303.24      $   7.13     $   417.06    $    29.03      $      0.00     $   21.78  $ 778.24
Adjustments
    a. Demographics                     1.000         1.000          1.000         1.000            1.000         1.000
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.999         0.999          0.999         0.989            1.000         0.887
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $  305.43      $   7.12     $   416.64    $    28.71      $      0.00     $   19.32  $ 777.22
3.  Legislative Adjs.                   1.067         0.945          1.011         1.034            1.159         1.093
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.000         1.000            1.000         1.000
    b. Units per Eligible               1.000         0.998          1.045         1.000            1.000         1.100
Projected Cost per Eligible         $  325.89      $   7.39     $   440.18    $    29.69      $      0.00     $   23.23    826.38
5.  Stop Loss Rein                            Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    90.90
Capitation Rate                                                                                                            917.28
Value of Provider Rate Increase                                                                                              3.23

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637   C-9
                                                Attachment
                                                Page  12 of  12
Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        Commercial Plan
Aid Code Grouping:      AIDS                     Plan Type:           356

Date:        03-Nov-00
Base Period: FY 96/97

The Rate Period is August 1, 2000                      Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverage Adjustments
--------------------------------------------------------------------------------
   CCS Indicated Claims                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Outpatient Services                   NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Pharmacy Costs                        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Mental Health Hospital Inpatient Services           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Eyewear                                             NOT Covered by the Plan
--------------------------------------------------------------------------------
   Heroin Detoxification                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   AIDS Waiver Services                                NOT Covered by the Plan
--------------------------------------------------------------------------------
   Adult Day Health Care                               NOT Covered by the Plan
--------------------------------------------------------------------------------
   Chiropractor/Acupuncture                            NOT Covered by the Plan
--------------------------------------------------------------------------------
   Local Education Authority                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Alphafeto Protein Testing                           NOT Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care for month of entry plus one          Covered by the Plan
--------------------------------------------------------------------------------
   Long Term Care after month of entry plus one        NOT Covered by the Plan
--------------------------------------------------------------------------------
   Special AIDS drugs                                  NOT Covered by the Plan
--------------------------------------------------------------------------------

Rate Calculation                                                  Hospital     Hospital        Long Term
                                    Physician      Pharmacy      Inpatient    Outpatient            Care          Other     Total
1.  Average Cost Per Unit           $   25.87      $ 141.75     $   611.26    $    17.75      $    228.06     $   14.00
2.  Units per Eligible                 29.254        46.897          3.823        28.506            0.450       78.563
    Cost per Elig. per Mo.          $   63.07      $ 553.97     $   194.74    $    42.17      $      8.55     $   91.66  $ 954.16
Adjustments
    a. Demographics                     1.000         1.000          1.000         1.000            1.000         1.000
    b. Area                             1.008         1.000          1.000         1.000            1.000         1.000
    c. Coverages                        0.918         0.648          0.957         0.992            0.998         0.642
    d. Interest                         1.000         1.000          1.000         1.000            1.000         1.000
Adjusted Base Cost                  $   58.37      $ 358.97     $   186.37    $    41.83      $      8.53     $   58.85  $ 712.92
3.  Legislative Adjs                    1.082         0.843          0.981         1.009            1.159         0.995
4.  Trend Adjustments
    a. Cost per Unit                    1.000         1.100          1.100         1.000            1.000         1.000
    b. Units per Eligible               1.050         0.998          0.903         0.950            1.000         1.100
Projected Cost per Eligible         $   66.31      $ 332.21     $   181.60    $    40.10      $      9.89     $   64.41    694.52
5.  Stop Loss Reins.                          Amount            $        0                 Rate                     0.0%     0.00
6.  CHDP                                                                                                                     0.00
7.  Fee-for-Service Adj.                                                                                           11.0%    76.40
Capitation Rate                                                                                                            770.92
Value of Provider Rate Increase                                                                                              7.23

Prepared by Department of Health Services, Rate Development Branch

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

            October 30, 2001

            Mr. George Goldstein
            CEO
            Molina Healthcare of California
            dba: Molina
            One Golden Shore Dr.
            Long Beach, CA 90802

            Dear Mr. Goldstein:

            In accordance with Article V, Section 5.5 of your Contract, the enclosed Change Order No. 10 transmits (Molina Health Care of California dba: Molina) annual capitation rates for the period beginning October 1, 2001 to September 30, 2002.

            The retropayment, between the old rates and the new 2001/2002 rates for the period beginning October 1, 2001, will be processed in approximately four to six weeks.

            If you have any questions, please contact your contract manager.

            Sincerely,

            /s/
            -------------------
            Cheri Rice, Chief
            Medi-Cal Managed Care Division

            Enclosure

[LETTER HEAD OF DEPARTMENT OF HEALTH SERVICES]

            CHANGE ORDER NUMBER C10 TO CONTRACT NO.95-23637: ADJUSTING THE ANNUAL CAPITATION RATE FOR PROVIDER RATE INCREASES FOR THE PERIOD OCTOBER 1, 2001 TO SEPTEMBER 30, 2002, BY CHANGING CONTRACT SECTIONS; 5.3 CAPITATION RATES; AND 5.4 CAPITATION RATES CONSTITUTE PAYMENT IN FULL. This Change Order is effective October 1, 2001.

            1.     5.3      CAPITATION RATES

                   DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified in this Article. The payment period for health care services shall commence on the first day of operations, as determined by DHS. Capitation payments shall be made in accordance with the following schedule of capitation payment rates:

                   -----------------------------------------------------------------------
                   For the period 10/01/01 - 9/30/02                        San Bernardino
                   -----------------------------------------------------------------------
                   Groups             Aid Codes                                Rate
                   -----------------------------------------------------------------------
                         Family       01, OA, 02, 08, 30, 32, 33, 34,       $     87.86
                                      35, 38, 39, 40, 42, 47, 54, 59,
                                      72, 3A, 3C, 3E, 3G, 3H, 3L,
                                      3M, 3N, 3P, 3R, 3U, 4F, 4G,
                                      5X, 7X, 8P
                   -----------------------------------------------------------------------
                        Disabled      20, 24, 26, 28, 36, 60, 64, 66,       $    235.58
                                      68, 6A, 6C, 6H, 6N, 6P, 6R
                   -----------------------------------------------------------------------
                          Aged        1H, 10, 14, 16, 18                    $    172.72
                   -----------------------------------------------------------------------
                         Child        03, 04, 4A, 4C, 4K, 5K, 45, 82,       $    104.73
                                      7A, 7J, 8R
                   -----------------------------------------------------------------------
                         Adult        86                                    $    925.69
                   -----------------------------------------------------------------------
                          Aids                                              $    922.10
                       Beneficiary
                   -----------------------------------------------------------------------

                   -----------------------------------------------------------------------
                   For the period 10/01/01 - 9/30/02                        Riverside
                   -----------------------------------------------------------------------
                   Groups             Aid Codes                                Rate
                   -----------------------------------------------------------------------
                         Family       01, OA, 02, 08, 30, 32, 33,34,        $     86.87
                                      35,38, 39,40,42,47,54,59,
                                      72, 3A, 3C, 3E, 3G, 3H, 3L,
                                      3M, 3N, 3P, 3R, 3U, 4F, 4G,
                                      5X, 7X, 8P
                   -----------------------------------------------------------------------
                        Disabled      20, 24, 26, 28, 36, 60, 64, 66,       $    233.86
                                      68,6A,6C, 6H,6N,6P, 6R
                   -----------------------------------------------------------------------
                          Aged        1H, 10, 14, 16, 18                    $    170.89
                   -----------------------------------------------------------------------
                         Child        03, 04, 4A, 4C, 4K, 5K, 45, 82,       $     97.58
                                      7A, 7J, 8R
                   -----------------------------------------------------------------------
                         Adult        86                                    $    844.46
                   -----------------------------------------------------------------------
                          Aids                                              $    878.16
                       Beneficiary
                   -----------------------------------------------------------------------

                   If DHS creates a new aid code that is split or derived from an existing aid code covered under this Contract, and the aid code has a neutral revenue effect for the Contractor, then the split aid code will automatically be included in the same aid code category as is the original aid code covered under this Contract. Contractor agrees to continue providing covered services to the Members at the monthly capitation rate specified for the original aid code. DHS shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practicable after such aid code splits occur.

2.     5.4         CAPITATION RATES CONSTITUTE PAYMENT IN FULL

                   Capitation rates for each rate period, as calculated by DHS, are prospective rates and constitute payment in full, subject to any stop loss reinsurance provisions, on behalf of a Member for all Covered Services required by such Member and for all administrative Costs incurred by the Contractor in providing or arranging for such services, and subject to adjustments for federally qualified health centers in accordance with Section 14087.325 of the W&I Code, but do not include payment for recoupment of current or previous losses incurred by Contractor. DHS is not responsible for making payments for recoupment of losses. The actuarial basis for the determination of the capitation payment rates is outlined in Attachment 1 (consisting of 12 pages).

3.     All other terms, conditions, and provisions contained in Sections 5.3 and
       5.4 remain unchanged.

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 1  of 12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Family                   Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2000                     Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)


------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                            Hospital       Hospital      Long Term
                              Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit      $    66.25   $      23.82   $     978.02   $      20.37   $    229.41   $      8.79
2. Units per Eligible/year         5.957          3.361          0.304          2.609         0.009         6.410
   Cost per Elig. per Mo.     $    32.89   $       6.67   $      24.78   $       4.43   $      0.17   $      4.70    $    73.64
3. Adjustments
   a.Age/Sex                       0.916          0.943          0.875          0.919         1.000         0.955
   b.Area                          0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                     0.975          0.992          0.968          0.956         0.995         0.868
   d.Interest                      1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost            $    26.88   $       6.24   $      20.99   $       3.89   $      0.17   $      3.90    $    62.07
4. Legislative Adjustments         1.221          0.869          1.029          1.054         1.436         1.079
5. Trend Adjustments
   a.Cost per Unit                 1.000          1.262          1.040          1.000         1.000         1.000
   b.Units per Eligible            1.000          1.180          1.066          1.000         1.000         1.148
Projected Cost per Eligible   $    32.82   $       8.08   $      23.95   $       4.10   $      0.24   $      4.83    $    74.02
6. CHDP                                                                                                                    4.88
7. Adjustment to Pool                                                                                        12.1%         8.96
Capitation Rate                                                                                                      $    87.86

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 2  of 12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Disabled                 Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)


CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                            Hospital       Hospital      Long Term
                              Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit      $    20.15   $      50.42   $     611.26   $      18.26   $    184.85   $      7.07
2. Units per Eligible/year        13.720         21.892          1.011          6.029         0.452        63.930
   Cost per Elig. per Mo.     $    23.04   $      91.98   $      51.50   $       9.17   $      6.96   $     37.67    $   220.32
3. Adjustments
   a.Age/Sex                       0.929          0.838          0.895          1.038         0.977         1.048
   b.Area                          0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                     0.900          0.875          0.920          0.973         0.995         0.877
   d.Interest                      1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost            $    17.63   $      67.44   $      42.41   $       9.26   $      6.77   $     34.62    $   178.13
4. Legislative Adjustments         1.099          0.888          0.965          1.048         1.442         0.987
5. Trend Adjustments
   a.Cost per Unit                 1.000          1.262          1.194          1.000         1.000         1.000
   b.Units per Eligible            1.073          1.180          0.863          0.929         1.000         1.148
Projected Cost per Eligible   $    20.79   $      89.18   $      42.17   $       9.02   $      9.76   $     39.23    $   210.15
6. CHDP                                                                                                                    0.00
7. Adjustment to Pool                                                                                        12.1%        25.43
Capitation Rate                                                                                                      $   235.58

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 3  of 12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Aged                     Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2000                     Capitation Payments at
to September 30, 2000                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital       Hospital      Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care       Other          Total
1. Average Cost Per Unit          $    16.06   $      38.28   $     316.16   $      11.67   $    177.26   $      6.49
2. Units per Eligible/year            11.563         16.963          0.819          3.904         1.049        42.784
   Cost per Elig. per Mo.         $    15.48   $      54.11   $      21.58   $       3.80   $     15.50   $     23.14    $   133.61
3. Adjustments
   a.Age/Sex                           0.995          1.007          1.003          0.992         1.021         1.005
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.981          0.996          0.997          0.986         0.997         0.781
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    13.83   $      54.27   $      21.58   $       3.72   $     15.78   $     18.16    $   127.34
4. Legislative Adjustments             0.984          0.879          0.969          1.046         1.433         0.963
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.194          1.000         1.000         1.000
   b.Units per Eligible                1.073          1.180          0.929          1.066         0.929         1.148
Projected Cost per Eligible       $    14.60   $      71.04   $      23.20   $       4.15   $     21.01   $     20.08    $   154.08
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        18.64
Capitation Rate                                                                                                          $   172.72

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 4 of 12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Child                    Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital       Hospital      Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $    58.40   $      17.50   $   1,120.53   $      18.79   $    140.26   $      6.45
2. Units per Eligible/year             5.196          3.068          0.436          2.787         0.019        10.564
   Cost per Elig. per Mo.         $    25.29   $       4.47   $      40.71   $       4.36   $      0.22   $      5.68    $    80.73
3. Adjustments
   a.Age/Sex                           1.062          1.056          1.029          1.067         1.000         0.997
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.974          0.984          0.952          0.973         0.996         0.882
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    23.94   $       4.64   $      39.88   $       4.53   $      0.22   $      4.99    $    78.20
4. Legislative Adjustments             1.116          0.875          1.035          1.049         1.424         1.082
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.040          1.000         1.000   $     1.000
   b.Units per Eligible                1.000          1.180          1.066          1.000         1.000         1.148
Projected Cost per Eligible       $    26.72   $       6.05   $      45.76   $       4.75   $      0.31   $      6.20    $    89.79
6. CHDP                                                                                                                        4.08
7. Adjustment to Pool                                                                                            12.1%        10.86
Capitation Rate                                                                                                          $   104.73

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 5 of 12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      Adult                    Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital       Hospital      Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $   164.23   $      19.84   $   1,140.81   $      19.73   $      0.00   $     30.86
2. Units per Eligible/year            22.157          4.314          4.387         17.657         0.000         8.468
   Cost per Elig. per Mo.         $   303.24   $       7.13   $     417.06   $      29.03   $      0.00   $     21.78    $   778.24
3. Adjustments
   a.Age/Sex                           1.000          1.000          1.000          1.000         1.000         1.000
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.999          0.999          0.999          0.989         1.000         0.887
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $   277.19   $       7.12   $     416.64   $      28.71   $      0.00   $     19.32    $   748.98
4. Legislative Adjustments             1.060          0.872          1.016          1.053         1.242         1.045
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.040          1.000         1.000   $     1.000
   b.Units per Eligible                1.000          1.180          1.066          1.000         1.000         1.148
Projected Cost per Eligible       $   293.82   $       9.25   $     469.29   $      30.23   $      0.00   $     23.18    $   825.77
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        99.92
Capitation Rate                                                                                                          $   925.69

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 6 of 12

Plan Name:              Molina Medical Center
County:                 San Bernardino           Plan #:        356
Aid Code Grouping:      AIDS                     Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital       Hospital      Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $    25.87   $     141.75   $     611.26   $      17.75   $    228.06   $     14.00
2. Units per Eligible/year            29.254         46.897          3.823         28.506         0.450        78.563
   Cost per Elig. per Mo.         $    63.07   $     553.97   $     194.74   $      42.17   $      8.55   $     91.66    $   954.16
3. Adjustments
   a.Age/Sex                           1.000          1.000          1.000          1.000         1.000         1.000
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.918          0.663          0.957          0.992         0.998         0.642
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    52.98   $     367.28   $     186.37   $      41.83   $      8.53   $     58.85    $   715.84
4. Legislative Adjustments             1.070          0.826          0.989          1.013         1.529         1.001
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.194          1.000         1.000   $     1.000
   b.Units per Eligible                1.073          1.180          0.863          1.929         1.000         1.148
Projected Cost per Eligible       $    60.83   $     451.77   $     189.93   $      39.37   $     13.04   $     67.63    $   822.57
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        99.53
Capitation Rate                                                                                                          $   922.10

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 7 of 12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Family                   Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital       Hospital      Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care       Other          Total
1. Average Cost Per Unit          $    66.25   $      23.82   $     864.71   $      20.37   $    229.41   $      8.79
2. Units per Eligible/year             5.957          3.361          0.304          2.609         0.009         6.410
   Cost per Elig. per Mo.         $    32.89   $       6.67   $      21.91   $       4.43   $      0.17   $      4.70    $    70.77
3. Adjustments
   a.Age/Sex                           0.939          0.949          0.911          0.942         1.000         0.966
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.975          0.992          0.968          0.956         0.995         0.868
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    27.55   $       6.28   $      19.32   $       3.99   $      0.17   $      3.94    $    61.25
4. Legislative Adjustments             1.221          0.869          1.029          1.054         1.436         1.079
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.040          1.000         1.000   $     1.000
   b.Units per Eligible                1.000          1.180          1.066          1.000         1.000         1.148
Projected Cost per Eligible       $    33.64   $       8.13   $      22.04   $       4.21   $      0.24   $      4.88    $    73.14
6. CHDP                                                                                                                        4.88
7. Adjustment to Pool                                                                                            12.1%         8.85
Capitation Rate                                                                                                          $    86.87

Prepared by Department of Health Services, Rate Development Branch

                                                  #95-23637 C-10
                                                  Attachment 1
                                                  Page 8 of 12

Plan Name:              Molina Medical Center
County:                 Riverside                  Plan #:      355
Aid Code Grouping:      Disabled                   Plan Type:   Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital       Hospital      Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care       Other          Total
1. Average Cost Per Unit          $    20.15   $      50.42   $     485.15   $      18.26   $    184.85   $      7.07
2. Units per Eligible/year            13.720         21.892          1.011          6.029         0.452        63.930
   Cost per Elig. per Mo.         $    23.04   $      91.98   $      40.87   $       9.17   $      6.96   $     37.67    $   209.69
3. Adjustments
   a.Age/Sex                           0.981          0.869          0.938          1.074         0.949         1.077
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.900          0.875          0.920          0.973         0.995         0.877
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    18.61   $      69.94   $      35.27   $       9.58   $      6.57   $     35.58    $   175.55
4. Legislative Adjustments             1.099          0.888          0.965          1.048         1.442         0.987
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.194          1.000         1.000   $     1.000
   b.Units per Eligible                1.073          1.180          0.863          0.929         1.000         1.148
Projected Cost per Eligible       $    21.95   $      92.49   $      35.07   $       9.33   $      9.47   $     40.31    $   208.62
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        25.24
Capitation Rate                                                                                                          $   233.86

Prepared by Department of Health Services, Rate Development Branch

                                                 #95-23637 C-10
                                                 Attachment 1
                                                 Page 9 of 12

Plan Name:             Molina Medical Center
County:                Riverside                  Plan #:        355
Aid Code Grouping:     Aged                       Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital        Hospital     Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $    16.06   $      38.28   $     287.24   $      11.67   $    177.26   $      6.49
2. Units per Eligible/year            11.563         16.963          0.819          3.904         1.049        42.784
   Cost per Elig. per Mo.         $    15.48   $      54.11   $      19.60   $       3.80   $     15.50   $     23.14    $   131.63
3. Adjustments
   a.Age/Sex                           0.993          1.008          1.012          0.993         1.029         1.007
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.981          0.996          0.997          0.986         0.997         0.781
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    13.87   $      54.32   $      19.78   $       3.72   $     15.90   $     18.20    $   125.79
4. Legislative Adjustments             0.984          0.879          0.969          1.046         1.433         0.963
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.194          1.000         1.000   $     1.000
   b.Units per Eligible                1.073          1.180          0.929          1.066         0.929         1.148
Projected Cost per Eligible       $    14.64   $      71.10   $      21.26   $       4.15   $     21.17   $     20.12    $   152.44
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        18.45
Capitation Rate                                                                                                          $   170.89

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 10 of 12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:        355
Aid Code Grouping:      Child                    Plan Type:     Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital        Hospital     Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $    58.40   $      17.50   $     889.41   $      18.79   $    140.26   $      6.45
2. Units per Eligible/year             5.196          3.068          0.436          2.787         0.019        10.564
   Cost per Elig. per Mo.         $    25.29   $       4.47   $      32.32   $       4.36   $      0.22   $      5.68    $    72.34
3. Adjustments
   a.Age/Sex                           1.090          1.071          1.089          1.100         1.000         0.994
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.974          0.984          0.952          0.973         0.996         0.882
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $    24.57   $       4.71   $      33.51   $       4.67   $      0.22   $      4.98    $    72.65
4. Legislative Adjustments             1.116          0.875          1.035          1.049         1.424         1.082
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.040          1.000         1.000   $     1.000
   b.Units per Eligible                1.000          1.180          1.066          1.000         1.000         1.148
Projected Cost per Eligible       $    27.42   $       6.14   $      38.45   $       4.90   $      0.31   $      6.19    $    83.41
6. CHDP                                                                                                                        4.08
7. Adjustment to Pool                                                                                            12.1%        10.09
Capitation Rate                                                                                                          $    97.58

Prepared by Department of Health Services, Rate Development Branch

                                                 #95-23637 C-10
                                                 Attachment 1
                                                 Page 11 of 12

Plan Name:              Molina Medical Center
County:                 Riverside                 Plan #:       355
Aid Code Grouping:      Aged                      Plan Type:    Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital        Hospital     Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $   164.23   $      19.84   $     964.66   $      19.73   $      0.00   $     30.86
2. Units per Eligible/year            22.157          4.314          4.387         17.657         0.000         8.468
   Cost per Elig. per Mo.         $   303.24   $       7.13   $     352.66   $      29.03   $      0.00   $     21.78    $   713.84
3. Adjustments
   a.Age/Sex                           1.000          1.000          1.000          1.000         1.000         1.000
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.999          0.999          0.999          0.989         1.000         0.887
   d.Interest                          1.000          1.000          1.000          1.000         1.000         1.000
Adjusted Base Cost                $   277.19   $       7.12   $     352.31   $      28.71   $      0.00   $     19.32    $   684.65
4. Legislative Adjustments             1.060          0.872          1.016          1.053         1.242         1.045
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.040          1.000         1.000   $     1.000
   b.Units per Eligible                1.000          1.180          1.066          1.000         1.000         1.148
Projected Cost per Eligible       $   293.82   $       9.25   $     396.83   $      30.23   $      0.00   $     23.18    $   753.31
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        91.15
Capitation Rate                                                                                                          $   844.46

Prepared by Department of Health Services, Rate Development Branch

                                                #95-23637 C-10
                                                Attachment 1
                                                Page 12 of 12

Plan Name:              Molina Medical Center
County:                 Riverside                Plan #:       355
Aid Code Grouping:      AIDS                     Plan Type:    Commercial Plan

Date:  11-Oct-01

The Rate Period is October 1, 2001                     Capitation Payments at
to September 30, 2002                                  the End of the Month

Coverages ( C = Covered by Plan, N = NOT Covered by Plan)

------------------------------------------------------------------------------------------------
CCS Indicated Claims             N        AIDS Waiver                                        N
------------------------------------------------------------------------------------------------
GHPP                             N        In Home Waiver                                     N
------------------------------------------------------------------------------------------------
Hemodialysis                     C        Model NF Waiver                                    N
------------------------------------------------------------------------------------------------
Major Organ Transplants          N        Adult Day Health Care                              N
------------------------------------------------------------------------------------------------
Out-of-State                     C        Newborn Hearing Screens                            N
------------------------------------------------------------------------------------------------
Chiropractor                     N        Psychiatric Drugs                                  N
------------------------------------------------------------------------------------------------
Local Education Authority        N        AIDS Drugs                                         N
------------------------------------------------------------------------------------------------
Psychiatrist                     N        Injections                                         C
------------------------------------------------------------------------------------------------
Acupuncturist                    N        MH - Hospital Inpatient                            N
------------------------------------------------------------------------------------------------
Alphafeto Protein Testing        N        MH - Outpatient Services                           N
------------------------------------------------------------------------------------------------
Heroin Detoxification            N        Long Term Care for month of entry plus one         C
------------------------------------------------------------------------------------------------
Direct Observed Therapy          N        Long Term Care after month of entry plus one       N
------------------------------------------------------------------------------------------------
Lenses for eyewear               N        CHDP                                               C
------------------------------------------------------------------------------------------------

Rate Calculation                                                Hospital        Hospital     Long Term
                                  Physician      Pharmacy      Inpatient      Outpatient          Care          Other         Total
1. Average Cost Per Unit          $    25.87   $     141.75   $     485.15   $      17.75   $    228.06   $     14.00
2. Units per Eligible/year            29.254         46.897          3.823         28.506         0.450        78.563
   Cost per Elig. per Mo.         $    63.07   $     553.97   $     154.56   $      42.17   $      8.55   $     91.66    $   913.98
3. Adjustments
   a.Age/Sex                           1.000          1.000          1.000          1.000         1.000         1.000
   b.Area                              0.915          1.000          1.000          1.000         1.000         1.000
   c.Coverages                         0.918          0.663          0.957          0.992         0.998         0.642
   d.Interest                          1.000          1.000          1.000          1.000         1.000   $     1.000
Adjusted Base Cost                $    52.98   $     367.28   $     147.91   $      41.83   $      8.53   $     58.85    $   677.38
4. Legislative Adjustments             1.070          0.826          0.989          1.013         1.529         1.001
5. Trend Adjustments
   a.Cost per Unit                     1.000          1.262          1.194          1.000         1.000   $     1.000
   b.Units per Eligible                1.073          1.180          0.863          0.929         1.000         1.148
Projected Cost per Eligible       $    60.83   $     451.77   $     150.73   $      39.37   $     13.04   $     67.63    $   783.37
6. CHDP                                                                                                                        0.00
7. Adjustment to Pool                                                                                            12.1%        94.79
Capitation Rate                                                                                                          $   878.16